UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01944
Principal Variable Contracts Fund, Inc.
(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080

(Address of principal executive offices)	(Zip code)
Principal Management Corporation, Des Moines, IA 50392-2080

(Name and address of agent for service)
Registrant’s telephone number, including area code: 515-247-6783
Date of fiscal year end: December 31, 2007
Date of reporting period: December 31, 2007

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Fund, Inc.
Annual Report
December 31, 2007

Economic and Financial Market Review
Sub-Prime Contagion Threatens Capital Markets
The period began with the continuation of a multi-year trend in which the persistence of low market volatility encouraged investors to seek out the riskiest asset classes. The tone of the market changed in early 2007 when the first wave of fears concerning the sub-prime mortgage market appeared. Initially, broad equity markets were resilient. However, as time progressed, the woes of the sub-prime sector proved not to be isolated. As delinquencies spiked and ratings downgrades mounted, investors were forced to liquidate assets to cover losses in sub-prime debt. Losses at major banks and brokerage houses swelled dramatically, due in large part to unexpectedly high sub-prime mortgage write-downs. The deepening mortgage crisis played a major role in crippling the liquidity environment and provoking risk aversion among investors.
Central Banks Coordinate to Stave off Renewed Liquidity Crunch
The Federal Reserve (the Fed) began the period with a hawkish stance, stating that inflation remained the predominant policy concern amidst tight labor markets and solid capacity utilization. The Fed tried to stay on the sidelines as the sub-prime fallout unfolded, but the extreme lack of liquidity in early August forced them into action with an unusual 50 basis point (0.50%) reduction in the discount rate, the rate at which banks can borrow from the Fed. The Fed then followed up with three more rate cuts, bringing the federal funds rate to 4.25% by the end of 2007. Other central banks joined the Fed to alleviate credit conditions, using a variety of rate cuts, lending rule changes, and open-market actions. The efforts were well-received but only marginally successful in improving liquidity in the inter-bank financing market.
Despite Volatility, Equities Post Positive Results
Broad equity markets managed positive returns for the year, although returns turned negative at the end of the period in response to the deepening financial crisis and looming possibility of recession. Recession anxiety was exacerbated by tightening credit conditions, oil prices nearing $100/barrel, and continued softening in the U.S. housing market. In this environment, large-cap stocks outperformed small-cap stocks for two primary reasons: the historical ability of large caps to weather downturns and the extensive exposure of large caps to non-U.S. markets, which many investors believe could outperform U.S. markets in the near term. Further, growth stocks significantly outpaced value stocks due to extreme weakness in the financial sector (which tends to be housed in the value category). Foreign stocks outperformed U.S. stocks for the year. Developed-market returns were still negative, although less so than in the U.S., while emerging markets surged due to the continuance of two supporting trends: robust commodity prices and favorable economic fundamentals.
REITs Hurt By Sub-Prime Crisis Worries
The real estate investment trust (REIT) asset class retreated dramatically. Although fundamentals in the sector remained solid, based on commercial property vacancy rates, investors shunned the sector in the face of crumbling fundamentals in the residential real estate market. Worries that an economic recession would weigh on retail and office properties also contributed to the negative sentiment.
Led by Treasuries, Broad Fixed-Income Market Posts Positive Return
Investors sought relief from ongoing capital market turmoil by turning to the safety of Treasury bonds. The cash flow into Treasuries drove prices higher, causing yields to fall across the curve (i.e., across all maturities). Short-term Treasury rates performed best, as this segment of the curve tends to be more impacted by monetary policy easing. As a result, the yield curve steepened (as measured by the greater difference between two- and ten-year Treasury yields).
In this environment, fixed-income markets posted positive absolute returns. U.S. Government securities outperformed all other fixed-income asset classes. Within the investment-grade bond segment, all non-government bonds trailed government securities. The weakest investment-grade results were posted by asset-backed securities, which have the most direct exposure to consumer credit and sub-prime mortgages.

Diversified International Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

*	This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The benchmark formerly used is also shown.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/02/1994	16.09%	24.12%	9.04%
Class 2	01/08/2007	15.80%	23.85%	8.75%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.91%	0.91%
Class 2	1.16%	1.16%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The limits are 1.04% for Class 1 and 1.29% for Class 2.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The information technology, energy, and industrials sectors showed the strongest stock selection, while consumer discretionary was the only sector to significantly detract from performance. Nintendo and Mitsumi Electric benefited from the launch of Nintendo’s Wii game platform, and were key contributors in technology. Energy services companies Fugro, Worley Parsons, and John Wood Group were key drivers behind the strong stock selection in the energy sector. Stock selection in autos and auto components suffered due to limited exposure to the German auto companies Volkswagen and Daimler, and heavier weighting in Japanese autos, which underperformed. Stock selection was positive in Europe and Japan and roughly flat in Asia.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Equity Income Account I
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	04/28/1998	5.24%	16.27%	9.85%
Class 2	05/01/2001	5.00%	15.97%	9.60%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.53%	0.53%
Class 2	0.78%	0.78%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.66% for Class 1 and 0.91% for Class 2.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Sector decisions and stock selection both added to performance for the year. Given ongoing concerns over housing, poorly written mortgages, and below-average economic growth, the financial sector was underweighted over the twelve months. With the consumer also seeing little asset wealth and income growth, the consumer discretionary sector was also underweighted. In addition, with commodity inflation soaring, a modest underweighting in materials (until later in the year) hurt performance. Telecommunication and commodity names did particularly well in 2007. Individual stock selections that contributed to above-average performance were Nokia, Siemens, Hess, Vodafone, and Alcoa. Buyouts of Hilton and BCE also were additive. While exposure was reduced significantly from a year earlier, laggards were concentrated in real estate investment trusts (REITs) such as Developers Diversified, Duke-Weeks, Host Hotels, and Vornado. AT&T and Verizon were the best performers among the top ten holdings. Steady, consistent earnings growth and 4% dividend yields made the two companies attractive. JP Morgan was the laggard stock on the list. The Portfolio strives to be conservative with a focus on good businesses selling below the market’s price to book value and above its dividend yield. Until the scope of the U.S. economic slowdown is fully digested, the Portfolio will strive to have a defensive, non-cyclical make-up.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio manager seeks undervalued large-cap firms that he believes demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in REITs as well as convertible, corporate, and government bonds.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Growth Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/02/1994	23.20%	15.99%	3.48%
Class 2	01/08/2007	22.85%	15.69%	3.18%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.69%	0.69%
Class 2	0.94%	0.94%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.80% for Class 1 and 1.05% for Class 2.
Sub-Advisor:
Columbus Circle Investors
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
After getting off to a slow start in 2007, the year ended up being one of the best in the portfolio management firm’s history. Looking back, it is now clear the significant economic slowdown experienced during the second quarter, which was further exacerbated by the financial meltdown in August, was the turning point for growth investors. Although a simple review of the Gross Domestic Product report revealed very little, it was clear the earnings growth rate of the S&P 500 came to a grinding halt late in the year, with most economists expecting it to turn negative in the fourth quarter. This change made growth stocks more attractive and allowed them to significantly outperform the more economically sensitive value stocks, breaking a string of seven years of growth underperformance. Apple rose 133% on continued growth of its products. Apple represents one of the Portfolio’s best all-time long-term large-cap holdings, and continues to surprise investors with innovation and strong financial performance. Intuitive Surgical rose 238%. The shares skyrocketed on news of strong placements of its DaVinci device and continued incremental adoption by the medical community. Mastercard International was up 100%.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Income Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/07/1993	5.90%	5.68%	6.13%
Class 2	11/06/2001	5.77%	5.41%	5.87%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.52%	0.52%
Class 2	0.77%	0.77%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.55% for Class 1 and 0.80% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government. Lower-rated securities are subject to additional credit and default risks.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Sector allocation and security selection both had positive contributions to performance. An increased allocation to Treasuries and a corresponding reduction in high-yield bonds increased returns for the year. Also, an underweighting of the financial sector paid off as banks and finance companies were hit hard by the falling housing market. Individual securities that aided performance include Peninsula Gaming and Cox Communications. Peninsula Gaming benefited from an expanded casino in Iowa as well as strong results from its facility in Louisiana. Cox Communications outperformed as it continued to pay down debt and was considered a solid noncyclical investment along with the rest of the cable industry. Securities that detracted from performance include Harrah’s and Mirant. The decline by Harrah’s was due to increased competition in its core markets. Mirant bonds underperformed as the company decided against a sale of the company which would have likely resulted in a credit upgrade.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

LargeCap Blend Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/2002	5.21%	11.74%	7.06%
Class 2	01/08/2007	4.93%	11.50%	6.86%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Class 2	1.01%	1.01%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.78% for Class 1 and 1.03% for Class 2.
Sub-Advisor:
T. Rowe Price Associates, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The Portfolio performed strongly as stock selection in six of 10 market sectors added significant value. Security selection worked best in the financial sector, where an overweighting in capital markets firms and an underweighting in thrifts and mortgage finance companies provided the biggest boost to results. Trust bank State Street performed well, exceeding earnings expectations thanks to the strength of its custodial services business. Stock selection among utilities stocks was also favorable, primarily among electric utilities. Pennsylvania-based electricity provider PPL was the best contributor in this sector, benefiting from strong profit margins in its unregulated supply business. The industrials and business services, as well as consumer discretionary sectors, detracted the most from performance. An underweighting in machinery stocks such as Cummins and Deere hurt results in the industrial and business services sector, as these stocks generated strong returns. In the consumer discretionary sector, the biggest individual detractors included department store chain Kohl’s and homebuilder Lennar.
Effect of Investment Strategies and Techniques on Account Performance:
With sector weightings that are approximately equal to those of the S&P 500, the Portfolio invests primarily in large-cap stocks. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

MidCap Stock Account
GROWTH OF A $10,000 INVESTMENT

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/2000	-7.86%	12.32%	10.21%
Class 2	05/01/2001	-8.10%	12.03%	9.95%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Class 2	1.01%	1.01%
See glossary on page 43 for definitions of indices and terms.
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.80% for Class 1 and 1.05% for Class 2.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
An underweighting in real estate investment trusts and utilities was a positive to performance, while an overweighting in financials and an underweighting in industrials was correspondingly detrimental. Stock selection was the primary negative to performance during the year. Excellent results in exploration and development of oil and gas bolstered the profitability and the net asset value of Noble Energy. Express Scripts, a leading pharmacy benefits manager, recorded above-average earnings. Covance, a drug developmental service company, meaningfully outperformed. Tiffany & Co. benefited from improved financial performance due to higher-than-expected diamond sales. Meanwhile, stock selection in the financial sector detracted from performance. The fallout from the sub-prime crisis hurt most financial investments, but it was more difficult on those investments that were remotely related to the securitization of mortgages or the housing market. Specifically, the Portfolio’s investments in AMBAC Financial Group, PMI Group, MGIC Investment Corp., and Fidelity National Financial that were intimately involved in the sub-prime space suffered negatively, affecting performance. In addition, Network Appliances and Aaron Rents experienced a meaningful slowdown in sales and earnings growth. As a rule, the Portfolio continues to be relatively sector-neutral and will continue to invest in good businesses that can be held for a 3- to 5-year time horizon.
Effect of Investment Strategies and Techniques on Account Performance:
To construct the Portfolio, the manager looks for those mid-cap firms that he believes compete in a dynamic industry with long-term growth potential, possess a sustainable competitive advantage, exhibit strong positive cash flows, are led by shareholder-oriented management, and trade at undervalued prices. The goal of this process is to produce a portfolio of 40 to 60 holdings with the potential to grow faster than the S&P MidCap 400 at lower risk levels.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Money Market Account

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	03/18/1983	4.94%	2.78%	3.53%
Class 2	01/08/2007	4.68%	2.43%	3.18%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.49%	0.49%
Class 2	0.74%	0.74%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.72% for Class 1 and 0.97% for Class 2.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The Portfolio continued to hold mainly commercial paper, including bank-sponsored, fully supported, asset-backed commercial paper. The commercial paper market continued to experience some challenges during the period. For the first time since 2000, this market experienced year-end funding pressures which caused yields on commercial paper maturing in January of 2008 to rise.
Effect of Investment Strategies and Techniques on Account Performance:
The management team’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the team’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. The portfolio managers continue to closely monitor the markets and work with the firm’s credit staff to determine any changes to the approved list of investments.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Mortgage Securities Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/06/1993	6.58%	3.83%	5.27%
Class 2	11/06/2001	6.21%	3.57%	5.01%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.51%	0.51%
Class 2	0.76%	0.76%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.54% for Class 1 and 0.79% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Fixed-income and asset allocation investment options that invest in mortgage securities are subject to increased risk due to real estate exposure.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The whole loan mortgage segment of the Portfolio underperformed during the period, in spite of the overall excellent credit quality of its securities. In addition, the Portfolio’s specified mortgage-backed securities underperformed slightly as investors focused purely on the most generic liquid bonds. The Portfolio’s Treasury, agency, and cash segments helped performance as they were not overly affected by the spread-widening that occurred in the mortgage market. The Portfolio was slightly shorter in duration than the Citigroup benchmark index, which hurt performance as rates fell. However, the focus on the front end of the yield curve, where rates rallied the most, helped offset the overall duration position.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of Portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest-rate movements.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Real Estate Securities Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/1998	-17.69%	19.47%	13.26%
Class 2	01/08/2007	-17.92%	19.19%	13.03%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.87%	0.87%
Class 2	1.12%	1.12%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.90% for Class 1 and 1.16% for Class 2.
Real estate investment options are subject to some risks inherent in real estate and real estate investment trusts (REITs), such as risks associated with general and local economic conditions. Investing in REITs involves special risks, including interest rate fluctuation, credit risks, and liquidity risks, including the effect of interest-rate conditions on real estate values and occupancy rates.
Sub-Advisor:
Principal Real Estate Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Stock selection among owners of shopping centers was a large positive contributor. Due to concerns about an economic slowdown, the Portfolio held companies more resilient to weakening consumer spending, including Acadia Realty (+6.5%). The portfolio underweighted Developers Diversified Realty (-36.0%), a more defensive property type, whose assets are not anchored by grocery stores. Favorable stock selection within the office sector was also a key contributor. Portfolio performance benefited from holding Alexandria (+4.4%), and overweighting ProLogis (+7.4%) and Ventas (+12.0%). A large underweighting to General Growth Properties during the first quarter detracted from performance. After the Portfolio increased its position in the stock, it declined due to valuation concerns. At the same time, investors fled the real estate investment trust space, which disproportionately hurt the large-capitalization names such as General Growth. The Portfolio’s overweighting to the apartment sector was a drag on results and a poor sector-allocation decision. Within the group the Portfolio was underweighted in Archstone-Smith Trust, when it announced itself the target of a privatization bid during the second quarter and the stock price surged. The Portfolio was overweighted in Starwood Hotels, a large hotel owner that suffered from investor fear that an economic slowdown would reduce travel and thus hurt relative performance. Stock selection among companies owning a diverse array of property types also hurt relative portfolio performance. The largest two detractors were Forest City Enterprises, a non-index holding, and Crescent Real Estate Equities, an underweighted position the Portfolio managers acquired.
Effect of Investment Strategies and Techniques on Account Performance:
The management team’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The team’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

SAM Balanced Portfolio
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	06/03/1997	8.67%	11.48%	8.99%
Class 2	11/06/2001	8.39%	11.21%	8.73%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.92%	0.92%
Class 2	1.17%	1.17%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.28% for Class 1 and 0.53% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The Portfolio benefited from its holdings in emerging markets, as well as its continued focus on large-cap growth, since the growth style outperformed value during the period. The Portfolio’s increased exposure to short-term bonds was beneficial. However, this benefit was mitigated by the Portfolio’s exposure to bonds with credit and mortgage exposure, all of which generally declined in price due to the continuing fallout of the sub-prime mortgage crisis.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 40% of total net assets. A new asset class — preferred securities — was introduced during the fourth quarter with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents, and boosted its holdings in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in short-term bonds. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 60% equities and 40% fixed-income securities that reflected diversification across 15 asset classes.

SAM Conservative Balanced Portfolio
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	04/23/1998	7.55%	9.18%	5.83%
Class 2	11/06/2001	7.34%	8.90%	5.57%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.88%	0.88%
Class 2	1.13%	1.13%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.35% for Class 1 and 0.60% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
A significant shift to fixed income benefited Portfolio results during the latter part of the year. In particular, investments in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, provided favorable returns. Corporate bonds and mortgage-backed bonds held in the Portfolio saw price declines, but the income generated from these investments still created positive total returns. On the equity side, the Portfolio’s continuing emphasis on large-cap growth stocks was a positive factor in its relative performance. A commitment to international and emerging markets stocks also helped results.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 60% of total net assets. A new asset class — preferred securities — was introduced during the period with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents, and boosted its holdings in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in short-term bonds. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 40% equities and 60% fixed-income securities that reflected diversification across 16 asset classes.

SAM Conservative Growth Portfolio
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	06/03/1997	9.29%	13.56%	9.63%
Class 2	11/06/2001	9.04%	13.28%	9.36%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.95%	0.95%
Class 2	1.20%	1.20%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.29% for Class 1 and 0.54% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
As the economy slowed, investors sought growth stocks and shunned value. Investors sought safety and liquidity with large-cap stocks, which outperformed small caps and mid caps during the period. Accordingly, large-cap growth stocks accounted for the largest percentage of the Portfolio’s equity holdings, which helped performance. In addition, a healthy allocation to international equities was beneficial, since developed and emerging markets performed significantly better than the U.S. market. Meanwhile, the fixed-income portion of the Portfolio provided stability in what was a very volatile period for stocks.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 19% of total net assets. A new asset class — preferred securities — was introduced during the period with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock holders. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, and the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in fixed-income securities with an effective maturity of five years or less. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 81% equities and 19% fixed-income securities that reflected diversification across 15 asset classes.

SAM Flexible Income Portfolio
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	09/09/1997	6.09%	7.17%	6.87%
Class 2	11/06/2001	5.86%	6.91%	6.61%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.85%	0.85%
Class 2	1.10%	1.10%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.30% for Class 1 and 0.55% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Performance was negatively impacted by the Portfolio’s focus on corporate bonds and mortgages, which offer higher income than government securities but saw price declines during the period. On a positive note, the Portfolio benefited from an increased allocation to short-term fixed-income securities toward the end of the period. Meanwhile, a positive factor was the Portfolio’s continuing emphasis on large-cap growth stocks and its increasing commitment to international and emerging markets.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio declined slightly. Corporate bonds and mortgages were reduced in favor of a new asset class — preferred securities — which was introduced during the quarter with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added a position in the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents. On the equity side, the Portfolio added a second large-cap growth fund, the Principal Partners Large Cap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. Exposure to international equities was also increased during the period with the addition of new positions in the Principal Diversified International Fund, sub-advised by Principal Global Investors, and the Principal International Emerging Markets Fund, sub-advised by Principal Global Investors. The Portfolio ended the period with an overall allocation of 28% equities and 72% fixed-income securities that reflected diversification across 16 asset classes.

SAM Strategic Growth Portfolio
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	06/03/1997	9.61%	14.91%	10.38%
Class 2	11/06/2001	9.34%	14.64%	10.13%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.99%	0.99%
Class 2	1.24%	1.24%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.30% for Class 1 and 0.55% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The Portfolio benefited from its focus on large-cap growth stocks, its shift away from the value investment style, as well as a de-emphasis on smaller-cap stocks. A slight increase in emerging markets toward the end of the period and the Portfolio’s overall commitment to international equities also helped results. In addition, the Portfolio’s strategy of broad diversification enabled it to reduce risk in a difficult market environment.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The Portfolio shifted emphasis, slightly, toward fixed income and cash equivalents to provide additional stability and reduce risk. In particular, the Portfolio added allocation to the Principal Money Market Fund, sub-advised by Principal Global Investors, and the Principal Short-Term Income Fund, sub-advised by Edge Asset Management. The Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 94% equities and 6% fixed-income securities that reflected diversification across 12 asset classes.

Short-Term Income Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	01/12/1994	4.50%	3.65%	4.89%
Class 2	11/06/2001	4.24%	3.45%	4.65%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.53%	0.53%
Class 2	0.78%	0.78%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.61% for Class 1 and 0.86% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
The Portfolio’s performance for the year was substantially driven by what occurred in the fourth quarter. Performance was hurt by an overweighting in corporates, with mortgage originators Countrywide Financial and Washington Mutual being the two worst performers. The Countrywide position alone was responsible for a large portion of the Portfolio’s underperformance, as investors questioned whether or not the company had the liquidity to survive the downturn. Nuveen was also a bottom performer after being acquired in a leveraged buyout. Helping performance were several individual corporate bonds, such as Mohawk Industries and Western Union, and high-quality names such as Amgen, Berkshire Hathaway, and Cisco. In addition, agency bonds, Treasury bonds, cash, and several individual mortgage securities aided performance throughout the year.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.
Changes to the Portfolio:
The Portfolio experienced a large inflow of new money, more than doubling in size from near the end of November through the month of December. Given the illiquidity of the holidays and the end of the year, the portfolio management team put much of the new money in cash, Treasuries, and agencies while looking for suitable longer-term holdings.

SmallCap Growth Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/1998	5.00%	14.61%	2.44%
Class 2	01/08/2007	4.71%	14.27%	2.20%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.02%	1.02%
Class 2	1.27%	1.27%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 1.02% for Class 1 and 1.27% for Class 2.
Small-cap stocks may have additional risks, including greater price volatility.
Sub-Advisors:
UBS Global Asset Management (Americas) Inc., Emerald Advisers Inc., and Essex Investment Management Company, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
For the year, stock selection hampered returns due to weakness in the consumer discretionary and information technology sectors. Although the Portfolio was underweighted in consumer discretionary (one of only two sectors in the index to generate negative returns), the Portfolio could not capitalize on this underweighting due to weak stock selection — particularly in the retail segment of the sector, where the Portfolio suffered because of a lack of exposure to four of the strongest outperformers. In the information technology space, not owning aQuantive, Inc., up nearly 159% on a takeover by Microsoft, detracted. Overall, out-of-index stock holdings, which averaged 30% for the period, also detracted from returns. These unfavorable strategies were partially mitigated by favorable industry selection, overweighting software and health care equipment while underweighting real estate investment trusts. A preference for momentum stocks also helped results.
Effect of Investment Strategies and Techniques on Account Performance:
UBS is responsible for approximately 43% of the overall Portfolio assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors: earnings revisions, analyst diffusion [(up estimates — down estimates)/total estimates], and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 42% of the overall Portfolio assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 15% of the overall Portfolio assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small-caps. This micro-cap focus should help reduce the market cap of the overall Portfolio.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

SmallCap Value Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/1998	-9.52%	16.15%	10.45%
Class 2	01/08/2007	-9.74%	15.90%	10.26%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.11%	1.01%
Class 2	1.36%	1.26%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 1.01% for Class 1 and 1.26% for Class 2.
Small-cap stocks may have additional risks, including greater price volatility.
Sub-Advisors:
J.P. Morgan Investment Management, Inc. and Mellon Equity Associates, LLP
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Fundamental factor-positioning contributed the most to results for the year as higher momentum and price-to-book profiles were favorable. Industry selection was also beneficial, due primarily to an underweighting in commercial banks and an overweighting in capital goods. Stock selection was a modest detractor, due to poor selection in financials, health care, and consumer staples. On an individual-stock basis, overweighting Tupperware Corp (consumer discretionary) and General Cable Corp (industrials), and a lack of exposure to RAIT Funancial Trust, added the most to results.
Effect of Investment Strategies and Techniques on Account Performance:
J.P. Morgan is responsible for approximately 70% of the overall Portfolio assets. J.P. Morgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost- effective manner, ensuring that trading cost does not unduly encumber the alpha of the strategy. Mellon Equity is responsible for approximately 30% of the overall Portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally-weak stocks pose a performance challenge. Additionally, the process seeks to provide the majority of the returns through stock selection, and will try to minimize certain risks such as beta, sector drift, style drift, and market cap drift.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

West Coast Equity Account
GROWTH OF A $10,000 INVESTMENT
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	04/28/1998	8.73%	16.47%	11.61%
Class 2	11/06/2001	8.46%	16.16%	11.34%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.65%	0.65%
Class 2	0.90%	0.90%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.68% for Class 1 and 0.93% for Class 2.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the fund’s concentration in West Coast companies.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year:
Various sector allocations had an effect on performance for the year. An underweighting in energy and telecommunications hurt performance, while an underweighting in financials aided performance. An overweighting in technology and industrials also was positive. Stock selection was positive. Schintzer Steel and Jacobs Engineering helped performance. Schintzer’s scrap steel exports have been booming. Mergers helped, as Hilton Hotels was purchased by Blackstone and Tektronix was purchased by Danaher Corp. Meanwhile, Starbucks and Amgen were poor performers. The Portfolio increased its large-cap holdings while there was a reduction in material and industrial exposure. Consumer non-durable exposure was increased. The Portfolio had been underweighted in financials, but began working to come back to market weight now that the Federal Reserve has shown its willingness to cut short-term rates.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio manager utilizes a unique approach that blends a regional investment focus with the flexibility to invest in companies of any size. The Seattle-based manager invests in companies located, or doing significant business in Alaska, California, Oregon, or Washington — a region ranking among the largest economies in the world. With the ability to invest in companies of any size, the manager seeks high-quality businesses trading at reasonable prices, possessing competitive advantages, and competing in industries with barriers to entry.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

Glossary
Citigroup Broad Investment-Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1-3 years.
Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.
Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.
Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.
Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.
Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.
Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.
Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.
Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.
Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.
Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.
Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.
Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.
Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.
Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.
Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.
Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.
Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.
S&P 500/Citigroup Value Index is a multi-factor style series covering the entire market capitalization of the S&P 500.
S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.
S&P MidCap 400 includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle-capitalization range.
20% S&P 500/80% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
40% S&P 500/60% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
60% S&P 500/40% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
80% S&P 500/20% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.

SHAREHOLDER EXPENSE EXAMPLE
Principal Variable Contracts Fund, Inc.
December 31, 2007

As a shareholder of Principal Variable Contracts Fund, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).
     Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
     Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2007	Annualized
	July 1, 2007	December 31, 2007	to December 31, 2007(a)	Expense Ratio
Diversified International Account Class 1 Actual	$1,000.00	$1,030.92	$4.76	0.93%
Hypothetical	1,000.00	1,020.52	4.74	0.93
Diversified International Account Class 2 Actual	1,000.00	1,029.89	6.04	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Equity Income Account I Class 1 Actual	1,000.00	979.72	2.40	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Equity Income Account I Class 2 Actual	1,000.00	978.56	3.64	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Growth Account Class 1 Actual	1,000.00	1,134.18	3.66	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Growth Account Class 2 Actual	1,000.00	1,132.19	5.00	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Income Account Class 1 Actual	1,000.00	1,048.10	2.48	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Income Account Class 2 Actual	1,000.00	1,047.33	3.77	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

SHAREHOLDER EXPENSE EXAMPLE
Principal Variable Contracts Fund, Inc.
December 31, 2007

LargeCap Blend Account Class 1 Actual	$1,000.00	$984.36	$3.75	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
LargeCap Blend Account Class 2 Actual	1,000.00	982.83	5.00	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
MidCap Stock Account Class 1 Actual	1,000.00	846.50	3.44	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
MidCap Stock Account Class 2 Actual	1,000.00	844.99	4.60	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Money Market Account Class 1 Actual	1,000.00	1,024.33	2.40	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47
Money Market Account Class 2 Actual	1,000.00	1,023.07	3.67	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Mortgage Securities Account Class 1 Actual	1,000.00	1,056.39	2.54	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Mortgage Securities Account Class 2 Actual	1,000.00	1,054.38	3.83	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Real Estate Securities Account Class 1 Actual	1,000.00	909.35	4.19	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Real Estate Securities Account Class 2 Actual	1,000.00	908.05	5.39	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
SAM Balanced Portfolio Class 1 Actual	1,000.00	1,029.54	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Balanced Portfolio Class 2 Actual	1,000.00	1,028.63	2.45	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Conservative Balanced Portfolio Class 1 Actual	1,000.00	1,033.20	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Conservative Balanced Portfolio Class 2 Actual	1,000.00	1,032.64	2.46	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Conservative Growth Portfolio Class 1 Actual	1,000.00	1,023.68	1.17	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Conservative Growth Portfolio Class 2 Actual	1,000.00	1,022.86	2.45	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Flexible Income Portfolio Class 1 Actual	1,000.00	1,033.84	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Flexible Income Portfolio Class 2 Actual	1,000.00	1,032.59	2.46	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SHAREHOLDER EXPENSE EXAMPLE
Principal Variable Contracts Fund, Inc.
December 31, 2007

SAM Strategic Growth Portfolio Class 1 Actual	$1,000.00	$1,019.62	$1.17	0.23%
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Strategic Growth Portfolio Class 2 Actual	1,000.00	1,018.42	2.44	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Short-Term Income Account Class 1 Actual	1,000.00	1,024.59	2.40	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47
Short-Term Income Account Class 2 Actual	1,000.00	1,024.69	3.73	0.72
Hypothetical	1,000.00	1,021.53	3.72	0.72
SmallCap Growth Account Class 1 Actual	1,000.00	952.18	4.97	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
SmallCap Growth Account Class 2 Actual	1,000.00	951.26	6.20	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
SmallCap Value Account Class 1 Actual	1,000.00	861.14	4.74	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
SmallCap Value Account Class 2 Actual	1,000.00	860.12	5.91	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
West Coast Equity Account Class 1 Actual	1,000.00	1,030.76	3.12	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
West Coast Equity Account Class 2 Actual	1,000.00	1,029.27	4.40	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

(a)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	Diversified
	International		Equity Income
Amounts in thousands, except per share amounts	Account		Account I		Growth Account

Investment in securities—at cost	$538,646		$540,651		$335,070

Foreign currency—at cost	$146		$—		$—

Assets
Investment in securities—at value	$619,518	(a)	$602,755	(a)	$413,753	(a)
Foreign currency—at value	146		—		—
Cash	1		10		10
Receivables:
Capital Shares sold	348		2,714		162
Dividends and interest	854		855		242
Foreign tax refund	15		—		—
Investment securities sold	9		—		—
Prepaid directors’ expenses	1		2		1

Total Assets	620,892		606,336		414,168

Liabilities
Accrued management and investment advisory fees	403		243		244
Accrued distribution fees	1		16		—
Accrued other expenses	186		3		2
Payables:
Capital Shares reacquired	269		128		152
Deferred foreign tax	18		—		—
Investment securities purchased	1,689		709		—
Collateral obligation on securities loaned, at value	33,909		14,657		16,672

Total Liabilities	36,475		15,756		17,070

Net Assets Applicable to Outstanding Shares	$584,417		$590,580		$397,098

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$395,207		$487,464		$371,734
Accumulated undistributed (overdistributed) net investment income (operating loss)	7,568		11,631		1,457
Accumulated undistributed (overdistributed) net realized gain (loss)	100,790		29,381		(54,776)
Net unrealized appreciation (depreciation) of investments	80,854		62,104		78,683
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	(2)		—		—

Total Net Assets	$584,417		$590,580		$397,098

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		200,000		300,000
Net Asset Value Per Share:
Class 1: Net Assets	$576,345		$513,914		$395,726
Shares issued and outstanding	26,594		26,597		22,089
Net Asset Value per share	$21.67		$19.32		$17.92

Class 2: Net Assets	8,072		76,666		1,372
Shares issued and outstanding	372		3,999		77
Net Asset Value per share	$21.71		$19.17		$17.90

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

			LargeCap Blend		MidCap Stock
Amounts in thousands, except per share amounts	Income Account		Account		Account

Investment in securities—at cost	$196,225		$272,890		$84,186

Assets
Investment in securities—at value	$198,555	(a)	$279,598	(a)	$100,537	(a)
Cash	—		3,260		10
Receivables:
Capital Shares sold	275		1,947		173
Dividends and interest	2,518		363		114
Investment securities sold	—		1,939		—
Prepaid directors’ expenses	2		1		2

Total Assets	201,350		287,108		100,836

Liabilities
Accrued management and investment advisory fees	78		173		52
Accrued distribution fees	3		1		3
Accrued other expenses	1		5		1
Cash overdraft	23		—		—
Payables:
Capital Shares reacquired	99		161		30
Investment securities purchased	—		1,370		—
Variation margin on futures contracts	—		12		—
Collateral obligation on securities loaned, at value	17,278		11,233		21,156

Total Liabilities	17,482		12,955		21,242

Net Assets Applicable to Outstanding Shares	$183,868		$274,153		$79,594

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$171,338		$168,448		$47,074
Accumulated undistributed (overdistributed) net investment income (operating loss)	9,993		3,139		1,073
Accumulated undistributed (overdistributed) net realized gain (loss)	207		95,875		15,096
Net unrealized appreciation (depreciation) of investments	2,330		6,691		16,351

Total Net Assets	$183,868		$274,153		$79,594

Capital Stock (par value: $.01 a share):
Shares authorized	200,000		300,000		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$170,478		$271,426		$67,168
Shares issued and outstanding	16,293		21,557		4,415
Net Asset Value per share	$10.46		$12.59		$15.22

Class 2: Net Assets	13,390		2,727		12,426
Shares issued and outstanding	1,287		217		823
Net Asset Value per share	$10.40		$12.59		$15.10

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

		Mortgage	Real Estate
	Money Market	Securities	Securities
Amounts in thousands, except per share amounts	Account	Account	Account

Investment in securities—at cost	$276,026	$237,590	$234,454

Assets
Investment in securities—at value	$276,026	$237,242 (a)	$225,543	(a)
Cash	7	10	16
Receivables:
Capital Shares sold	1,597	77	290
Dividends and interest	138	1,344	1,812
Investment securities sold	—	66	—
Prepaid directors’ expenses	1	2	1

Total Assets	277,769	238,741	227,662

Liabilities
Accrued management and investment advisory fees	104	101	156
Accrued distribution fees	1	—	—
Accrued other expenses	4	2	2
Payables:
Capital Shares reacquired	667	91	112
Investment securities purchased	—	—	5
Collateral obligation on securities loaned, at value	—	8,610	21,194

Total Liabilities	776	8,804	21,469

Net Assets Applicable to Outstanding Shares	$276,993	$229,937	$206,193

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$276,993	$223,964	$156,210
Accumulated undistributed (overdistributed) net investment income (operating loss)	—	11,714	4,055
Accumulated undistributed (overdistributed) net realized gain (loss)	—	(5,393)	54,839
Net unrealized appreciation (depreciation) of investments	—	(348)	(8,911)

Total Net Assets	$276,993	$229,937	$206,193

Capital Stock (par value: $.01 a share):
Shares authorized	1,500,000	200,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$272,347	$226,615	$204,752
Shares issued and outstanding	272,347	21,605	10,745
Net Asset Value per share	$1.00	$10.49	$19.06

Class 2: Net Assets	4,646	3,322	1,441
Shares issued and outstanding	4,646	317	76
Net Asset Value per share	$1.00	$10.47	$19.06

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

		SAM	SAM
		Conservative	Conservative
	SAM Balanced	Balanced	Growth
Amounts in thousands, except per share amounts	Portfolio	Portfolio	Portfolio

Investment in affiliated securities—at cost	$582,121	$72,059	$306,304

Assets
Investment in affiliated securities—at value	$693,161	$79,789	$380,392
Receivables:
Capital Shares sold	405	85	431
Dividends and interest	948	92	570
Prepaid directors’ expenses	1	2	1

Total Assets	694,515	79,968	381,394

Liabilities
Accrued management and investment advisory fees	137	16	75
Accrued distribution fees	45	6	28
Payables:
Capital Shares reacquired	623	221	263

Total Liabilities	805	243	366

Net Assets Applicable to Outstanding Shares	$693,710	$79,725	$381,028

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$498,707	$65,085	$279,396
Accumulated undistributed (overdistributed) net investment income (operating loss)	23,516	2,979	10,526
Accumulated undistributed (overdistributed) net realized gain (loss)	60,447	3,931	17,018
Net unrealized appreciation (depreciation) of investments	111,040	7,730	74,088

Total Net Assets	$693,710	$79,725	$381,028

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$481,245	$50,531	$251,682
Shares issued and outstanding	25,103	3,865	11,882
Net Asset Value per share	$19.17	$13.07	$21.18

Class 2: Net Assets	212,465	29,194	129,346
Shares issued and outstanding	11,160	2,251	6,151
Net Asset Value per share	$19.04	$12.97	$21.03

See accompanying notes.

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

		SAM Strategic
	SAM Flexible	Growth	Short-Term
Amounts in thousands, except per share amounts	Income Portfolio	Portfolio	Income Account

Investment in securities—at cost	$—	$—	$86,664

Investment in affiliated securities—at cost	$153,424	$192,881	$—

Assets
Investment in affiliated securities—at value	$166,606	$230,855	$—
Investment in securities—at value	—	—	86,483 (a)
Cash	—	—	11
Receivables:
Capital Shares sold	390	566	45
Dividends and interest	199	439	711
Investment securities sold	—	—	—
Prepaid directors’ expenses	1	1	2

Total Assets	167,196	231,861	87,252

Liabilities
Accrued management and investment advisory fees	34	46	30
Accrued distribution fees	11	18	1
Accrued other expenses	—	—	1
Payables:
Capital Shares reacquired	156	107	21
Variation margin on futures contracts	—	—	11
Collateral obligation on securities loaned, at value	—	—	8,637

Total Liabilities	201	171	8,701

Net Assets Applicable to Outstanding Shares	$166,995	$231,690	$78,551

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$136,275	$173,075	$77,236
Accumulated undistributed (overdistributed) net investment income (operating loss)	8,063	5,076	2,052
Accumulated undistributed (overdistributed) net realized gain (loss)	9,475	15,565	(535)
Net unrealized appreciation (depreciation) of investments	13,182	37,974	(202)

Total Net Assets	$166,995	$231,690	$78,551

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$113,970	$150,975	$76,165
Shares issued and outstanding	7,935	6,316	30,416
Net Asset Value per share	$14.36	$23.91	$2.50

Class 2: Net Assets	53,025	80,715	2,386
Shares issued and outstanding	3,719	3,396	957
Net Asset Value per share	$14.26	$23.77	$2.49

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	SmallCap		SmallCap Value		West Coast
Amounts in thousands, except per share amounts	Growth Account		Account		Equity Account

Investment in securities—at cost	$123,335		$212,769		$111,007

Assets
Investment in securities—at value	$128,025	(a)	$211,972	(a)	$160,164	(a)
Cash	4,140		5,492		10
Receivables:
Capital Shares sold	144		2,326		56
Dividends and interest	35		520		194
Expense reimbursement from Manager	—		11		—
Investment securities sold	724		—		184
Prepaid directors’ expenses	1		1		2

Total Assets	133,069		220,322		160,610

Liabilities
Accrued management and investment advisory fees	93		165		77
Accrued distribution fees	1		—		3
Accrued other expenses	7		10		4
Payables:
Capital Shares reacquired	27		36		99
Investment securities purchased	888		172		9
Variation margin on futures contracts	—		6		—
Collateral obligation on securities loaned, at value	24,459		40,998		16,270

Total Liabilities	25,475		41,387		16,462

Net Assets Applicable to Outstanding Shares	$107,594		$178,935		$144,148

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$133,237		$164,090		$83,541
Accumulated undistributed (overdistributed) net investment income (operating loss)	—		1,453		1,172
Accumulated undistributed (overdistributed) net realized gain (loss)	(30,333)		14,188		10,278
Net unrealized appreciation (depreciation) of investments	4,690		(796)		49,157

Total Net Assets	$107,594		$178,935		$144,148

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		300,000		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$103,626		$178,698		$128,486
Shares issued and outstanding	9,127		11,392		5,113
Net Asset Value per share	$11.35		$15.69		$25.13

Class 2: Net Assets	3,968		237		15,662
Shares issued and outstanding	350		15		627
Net Asset Value per share	$11.32		$15.68		$24.97

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Diversified
	International	Equity Income
Amounts in thousands	Account	Account I	Growth Account

Net Investment Income (Operating Loss)
Income:
Dividends	$14,186	$13,097	$3,910
Withholding tax on foreign dividends	(1,542)	—	—
Interest	166	1,463	587
Securities lending	399	108	64

Total Income	13,209	14,668	4,561

Expenses:
Management and investment advisory fees	4,666	2,860	3,041
Distribution Fees — Class 2	16	194	3
Custodian fees	442	1	4
Directors’ expenses	9	7	3
Other expenses	26	1	3

Total Expenses	5,159	3,063	3,054

Net Investment Income (Operating Loss)	8,050	11,605	1,507

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $44, $0 and $0, respectively)	103,219	29,526	57,766
Foreign currency transactions	(404)	—	—
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $18, $0 and $0, respectively)	(22,734)	(11,790)	36,283
Translation of assets and liabilities in foreign currencies	15	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	80,096	17,736	94,049

Net Increase (Decrease) in Net Assets Resulting from Operations	$88,146	$29,341	$95,556

See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

		LargeCap Blend	MidCap Stock
Amounts in thousands	Income Account	Account	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$—	$5,474	$1,559
Interest	11,982	70	224
Securities lending	91	55	33

Total Income	12,073	5,599	1,816

Expenses:
Management and investment advisory fees	953	2,433	731
Distribution Fees — Class 2	37	9	34
Custodian fees	3	11	1
Directors’ expenses	2	6	1
Other expenses	—	1	—

Total Expenses	995	2,460	767

Net Investment Income (Operating Loss)	11,078	3,139	1,049

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	544	108,197	15,431
Futures contracts	—	136	—
Change in unrealized appreciation/depreciation of:
Investments	(442)	(87,039)	(23,154)
Futures contracts	—	(7)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	102	21,287	(7,723)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,180	$24,426	$(6,674)

See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Money Market	Mortgage	Real Estate
Amounts in thousands	Account	Securities Account	Securities Account

Net Investment Income (Operating Loss)

Income:
Dividends	$—	$—	$6,102
Interest	12,189	13,031	228
Securities lending	—	47	51

Total Income	12,189	13,078	6,381

Expenses:
Management and investment advisory fees	1,073	1,236	2,306
Distribution Fees — Class 2	9	10	6
Custodian fees	8	4	4
Directors’ expenses	5	1	5
Other expenses	5	—	5

Total Expenses	1,100	1,251	2,326

Net Investment Income (Operating Loss)	11,089	11,827	4,055

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	137	54,892
Change in unrealized appreciation/depreciation of:
Investments	—	3,703	(106,102)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	—	3,840	(51,210)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,089	$15,667	$(47,155)

See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$25,723	$3,235	$11,787
Interest	2	1	1

Total Income	25,725	3,236	11,788

Expenses:
Management and investment advisory fees	1,624	172	911
Distribution Fees — Class 2	552	76	322
Administration fees (a)	13	2	10
Auditing and legal fees(a)	—	1	—
Directors’ expenses	19	2	11
Shareholder reports (a)	—	1	—

Total Expenses	2,208	254	1,254

Net Investment Income (Operating Loss)	23,517	2,982	10,534

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	38,476	2,281	16,686
Other investment companies	36,976	2,650	27,160
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(40,514)	(2,468)	(19,086)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	34,938	2,463	24,760

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,455	$5,445	$35,294

(a)	Amounts shown are those of the Acquired Fund. Effective January 8, 2007, these expenses are no longer paid by the Account.
See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Account

Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$8,623	$5,802	$—
Interest	1	1	2,266
Securities lending	—	—	17

Total Income	8,624	5,803	2,283

Expenses:
Management and investment advisory fees	406	521	222
Distribution Fees — Class 2	144	192	7
Administration fees (a)	4	6	—
Custodian fees	—	—	3
Directors’ expenses	5	6	—
Shareholder reports (a)	—	1	—
Other expenses	—	1	—

Total Expenses	559	727	232

Net Investment Income (Operating Loss)	8,065	5,076	2,051

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	—	(14)
Investment transactions in affiliates	7,707	7,998	—
Futures contracts	—	—	(134)
Other investment companies	3,001	16,744	—
Change in unrealized appreciation/depreciation of:
Investments	—	—	276
Investments in affiliates	(8,394)	(9,568)	—
Futures contracts	—	—	(52)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	2,314	15,174	76

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,379	$20,250	$2,127

(a)	Amounts shown are those of the Acquired Fund. Effective January 8, 2007, these expenses are no longer paid by the Account.
See accompanying notes.

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	SmallCap Growth	SmallCap Value	West Coast Equity
Amounts in thousands	Account	Account	Account

Net Investment Income (Operating Loss)
Income:
Dividends	$230	$3,168	$1,885
Interest	90	123	128
Securities lending	187	198	159

Total Income	507	3,489	2,172

Expenses:
Management and investment advisory fees	1,188	2,174	940
Distribution Fees — Class 2	12	1	42
Custodian fees	20	24	8
Directors’ expenses	2	4	2
Other expenses	—	7	—

Total Gross Expenses	1,222	2,210	992
Less: Reimbursement from Manager — Class 1	—	161	—

Total Net Expenses	1,222	2,049	992

Net Investment Income (Operating Loss)	(715)	1,440	1,180

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	23,500	14,593	10,653
Futures contracts	—	(140)	—
Options and swaptions	—	(603)	—
Change in unrealized appreciation/depreciation of:
Investments	(16,104)	(34,124)	783
Futures contracts	—	59	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	7,396	(20,215)	11,436

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,681	$(18,775)	$12,616

See accompanying notes.

Statements of changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Diversified International Account		Equity Income Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$8,050	$4,623	$11,605	$5,567
Net realized gain (loss) from investment transactions and foreign currency transactions	102,815	54,223	29,526	27,045
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(22,719)	25,989	(11,790)	22,207

Net Increase (Decrease) in Net Assets Resulting from Operations	88,146	84,835	29,341	54,819

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,481)	(3,988)	(5,037)	(4,715)
Class 2	(41)	N/A	(561)	(838)
From net realized gain on investments and foreign currency transactions:
Class 1	(53,129)	(9,156)	(23,426)	(13,881)
Class 2	(554)	N/A	(3,562)	(2,700)

Total Dividends and Distributions	(59,205)	(13,144)	(32,586)	(22,134)

Capital Share Transactions
Shares sold:
Class 1	77,996	63,188	108,652	42,142
Class 2	4,241	N/A	12,926	23,272
Shares issued in acquisition:
Class 1	142,947	N/A	163,558	N/A
Class 2	5,229	N/A	—	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	58,610	13,144	28,463	18,596
Class 2	595	N/A	4,123	3,538
Shares redeemed:
Class 1	(140,805)	(32,650)	(80,222)	(29,038)
Class 2	(2,357)	N/A	(9,951)	(4,377)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	146,456	43,682	227,549	54,133

Total Increase (Decrease)	175,397	115,373	224,304	86,818

Net Assets
Beginning of period	409,020	293,647	366,276	279,458

End of period (including undistributed net investment income as set forth below)	$584,417	$409,020	$590,580	$366,276

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$7,568	$3,703	$11,631	$5,638

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,647	3,387	5,504	2,299
Class 2	199	N/A	655	1,283
Shares issued in acquisition:
Class 1	7,056	N/A	8,474	N/A
Class 2	258	N/A	—	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,787	762	1,417	1,091
Class 2	28	N/A	207	209
Shares redeemed:
Class 1	(6,710)	(1,783)	(4,070)	(1,582)
Class 2	(113)	N/A	(509)	(241)

Net Increase (Decrease)	7,152	2,366	11,678	3,059

See accompanying notes.

Statements of changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Growth Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$1,507	$773	$11,078	$11,755
Net realized gain (loss) from investment transactions and foreign currency transactions	57,766	9,337	544	722
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	36,283	1,391	(442)	(2,885)

Net Increase (Decrease) in Net Assets Resulting from Operations	95,556	11,501	11,180	9,592

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(773)	(328)	(11,182)	(10,799)
Class 2	—	—	(924)	(957)
From net realized gain on investments and foreign currency transactions:
Class 1	—	—	(261)	(105)
Class 2	—	—	(23)	(10)

Total Dividends and Distributions	(773)	(328)	(12,390)	(11,871)

Capital Share Transactions
Shares sold:
Class 1	37,393	14,157	15,103	15,658
Class 2	438	N/A	1,067	2,953
Shares issued in acquisition:
Class 1	302,213	N/A	N/A	N/A
Class 2	1,176	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	773	328	11,443	10,904
Class 2	—	N/A	947	967
Shares redeemed:
Class 1	(168,034)	(21,045)	(37,728)	(26,882)
Class 2	(511)	N/A	(4,956)	(7,633)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	173,448	(6,560)	(14,124)	(4,033)

Total Increase (Decrease)	268,231	4,613	(15,334)	(6,312)

Net Assets
Beginning of period	128,867	124,254	199,202	205,514

End of period (including undistributed net investment income as set forth below)	$397,098	$128,867	$183,868	$199,202

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,457	$773	$9,993	$12,105

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,409	1,016	1,447	1,481
Class 2	28	N/A	102	286
Shares issued in acquisition:
Class 1	20,724	N/A	N/A	N/A
Class 2	81	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	49	24	1,143	1,087
Class 2	—	N/A	95	97
Shares redeemed:
Class 1	(9,939)	(1,541)	(3,614)	(2,576)
Class 2	(32)	N/A	(480)	(731)

Net Increase (Decrease)	13,320	(501)	(1,307)	(356)

See accompanying notes.

Statements of changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	LargeCap Blend Account		MidCap Stock Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$3,139	$1,804	$1,049	$860
Net realized gain (loss) from investment transactions and foreign currency transactions	108,333	9,018	15,431	6,509
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(87,046)	14,486	(23,154)	10,059

Net Increase (Decrease) in Net Assets Resulting from Operations	24,426	25,308	(6,674)	17,428

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,788)	(1,038)	(766)	(1,711)
Class 2	(16)	N/A	(88)	(142)
From net realized gain on investments and foreign currency transactions:
Class 1	(8,971)	(4,255)	(5,437)	(10,408)
Class 2	(128)	N/A	(883)	(966)

Total Dividends and Distributions	(10,903)	(5,293)	(7,174)	(13,227)

Capital Share Transactions
Shares sold:
Class 1	45,399	48,979	6,629	4,124
Class 2	370	N/A	5,401	3,976
Shares issued in acquisition:
Class 1	249,645	N/A	N/A	N/A
Class 2	3,748	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,759	5,293	6,203	12,119
Class 2	144	N/A	971	1,108
Shares redeemed:
Class 1	(250,201)	(6,991)	(37,840)	(19,796)
Class 2	(1,603)	N/A	(3,534)	(1,355)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	58,261	47,281	(22,170)	176

Total Increase (Decrease)	71,784	67,296	(36,018)	4,377

Net Assets
Beginning of period	202,369	135,073	115,612	111,235

End of period (including undistributed net investment income as set forth below)	$274,153	$202,369	$79,594	$115,612

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$3,139	$1,804	$1,073	$878

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,562	4,284	386	231
Class 2	30	N/A	313	232
Shares issued in acquisition:
Class 1	20,130	N/A	N/A	N/A
Class 2	302	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	828	486	334	775
Class 2	11	N/A	53	72
Shares redeemed:
Class 1	(19,198)	(611)	(2,160)	(1,123)
Class 2	(126)	N/A	(213)	(80)

Net Increase (Decrease)	5,539	4,159	(1,287)	107

See accompanying notes.

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Money Market Account		Mortgage Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$11,089	$7,399	$11,827	$12,442
Net realized gain (loss) from investment transactions and foreign currency transactions	—	—	137	(32)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	—	—	3,703	(449)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,089	7,399	15,667	11,961

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(10,916)	(7,399)	(13,352)	(13,081)
Class 2	(173)	N/A	(232)	(294)

Total Dividends and Distributions	(11,089)	(7,399)	(13,584)	(13,375)

Capital Share Transactions
Shares sold:
Class 1	269,747	157,698	11,170	18,790
Class 2	9,653	N/A	127	492
Shares issued in acquisition:
Class 1	12,209	N/A	N/A	N/A
Class 2	2,869	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,901	7,399	13,352	13,081
Class 2	173	N/A	232	294
Shares redeemed:
Class 1	(200,720)	(135,540)	(59,043)	(38,375)
Class 2	(8,049)	N/A	(2,079)	(4,417)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,783	29,557	(36,241)	(10,135)

Total Increase (Decrease)	96,783	29,557	(34,158)	(11,549)

Net Assets
Beginning of period	180,210	150,653	264,095	275,644

End of period (including undistributed net investment income as set forth below)	$276,993	$180,210	$229,937	$264,095

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$—	$—	$11,714	$13,582

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	269,747	157,698	1,080	1,800
Class 2	9,653	N/A	12	48
Shares issued in acquisition:
Class 1	12,209	N/A	N/A	N/A
Class 2	2,869	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,901	7,399	1,343	1,315
Class 2	173	N/A	23	30
Shares redeemed:
Class 1	(200,720)	(135,540)	(5,701)	(3,730)
Class 2	(8,049)	N/A	(203)	(431)

Net Increase (Decrease)	96,783	29,557	(3,446)	(968)

See accompanying notes.

Statements of changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$4,055	$2,193	$23,517	$16,470
Net realized gain (loss) from investment transactions and foreign currency transactions	54,892	30,353	75,452	11,999
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(106,102)	34,364	(40,514)	42,134

Net Increase (Decrease) in Net Assets Resulting from Operations	(47,155)	66,910	58,455	70,603

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,181)	(3,401)	(12,377)	(10,811)
Class 2	(12)	N/A	(5,094)	(4,176)
From net realized gain on investments and foreign currency transactions:
Class 1	(30,109)	(9,643)	—	—
Class 2	(245)	N/A	—	—

Total Dividends and Distributions	(32,547)	(13,044)	(17,471)	(14,987)

Capital Share Transactions
Shares sold:
Class 1	34,837	40,633	52,307	78,952
Class 2	412	N/A	15,718	31,517
Shares issued in acquisition:
Class 1	53,604	N/A	N/A	N/A
Class 2	2,668	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	32,290	13,044	12,377	10,811
Class 2	257	N/A	5,094	4,176
Shares redeemed:
Class 1	(92,836)	(30,510)	(118,910)	(83,602)
Class 2	(1,292)	N/A	(45,256)	(26,792)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,940	23,167	(78,670)	15,062

Total Increase (Decrease)	(49,762)	77,033	(37,686)	70,678

Net Assets
Beginning of period	255,955	178,922	731,396	660,718

End of period (including undistributed net investment income as set forth below) .	$206,193	$255,955	$693,710	$731,396

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$4,055	$2,193	$23,516	$17,470

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,493	1,793	2,756	4,580
Class 2	17	N/A	841	1,858
Shares issued in acquisition:
Class 1	2,089	N/A	N/A	N/A
Class 2	104	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,399	646	657	660
Class 2	11	N/A	272	256
Shares redeemed:
Class 1	(4,048)	(1,350)	(6,347)	(4,861)
Class 2	(56)	N/A	(2,432)	(1,570)

Net Increase (Decrease)	1,009	1,089	(4,253)	923

See accompanying notes.

Statements of changes in net assets
Principal Variable Contracts Fund, Inc.

	SAM Conservative Balanced		SAM Conservative Growth
Amounts in thousands	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations
Net investment income (operating loss)	$2,982	$2,344	$10,534	$5,662
Net realized gain (loss) from investment transactions and foreign currency transactions	4,931	858	43,846	11,202
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,468)	3,013	(19,086)	28,620

Net Increase (Decrease) in Net Assets Resulting from Operations	5,445	6,215	35,294	45,484

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,450)	(1,175)	(4,568)	(4,557)
Class 2	(968)	(815)	(1,867)	(1,537)
From net realized gain on investments and foreign currency transactions:
Class 1	(541)	(117)	—	—
Class 2	(390)	(88)	—	—

Total Dividends and Distributions	(3,349)	(2,195)	(6,435)	(6,094)

Capital Share Transactions
Shares sold:
Class 1	14,557	6,380	21,881	17,041
Class 2	3,501	7,523	14,160	29,855
Shares issued in reinvestment of dividends and distributions:
Class 1	1,991	1,292	4,568	4,557
Class 2	1,358	903	1,867	1,537
Shares redeemed:
Class 1	(10,546)	(10,566)	(78,558)	(59,006)
Class 2	(9,197)	(7,389)	(20,387)	(12,776)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,664	(1,857)	(56,469)	(18,792)

Total Increase (Decrease)	3,760	2,163	(27,610)	20,598

Net Assets
Beginning of period	75,965	73,802	408,638	388,040

End of period (including undistributed net investment income as set forth below)	$79,725	$75,965	$381,028	$408,638

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,979	$2,415	$10,526	$6,427

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,128	521	1,046	923
Class 2	273	618	687	1,634
Shares issued in reinvestment of dividends and distributions:
Class 1	156	110	218	260
Class 2	107	77	89	88
Shares redeemed:
Class 1	(815)	(866)	(3,804)	(3,201)
Class 2	(717)	(609)	(994)	(693)

Net Increase (Decrease)	132	(149)	(2,758)	(989)

See accompanying notes.

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$8,065	$8,018	$5,076	$2,070
Net realized gain (loss) from investment transactions and foreign currency transactions	10,708	2,521	24,742	5,639
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(8,394)	2,559	(9,568)	17,187

Net Increase (Decrease) in Net Assets Resulting from Operations	10,379	13,098	20,250	24,896

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,584)	(5,441)	(1,778)	(1,524)
Class 2	(2,575)	(2,747)	(714)	(523)
From net realized gain on investments and foreign currency transactions:
Class 1	(1,785)	(76)	—	—
Class 2	(869)	(41)	—	—

Total Dividends and Distributions	(10,813)	(8,305)	(2,492)	(2,047)

Capital Share Transactions
Shares sold:
Class 1	9,327	8,512	25,085	19,197
Class 2	4,322	3,941	12,299	20,332
Shares issued in reinvestment of dividends and distributions:
Class 1	7,369	5,517	1,778	1,524
Class 2	3,444	2,788	714	523
Shares redeemed:
Class 1	(28,895)	(34,153)	(34,488)	(26,902)
Class 2	(17,691)	(24,699)	(8,210)	(6,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,124)	(38,094)	(2,822)	8,526

Total Increase (Decrease)	(22,558)	(33,301)	14,936	31,375

Net Assets
Beginning of period	189,553	222,854	216,754	185,379

End of period (including undistributed net investment income as set forth below).	$166,995	$189,553	$231,690	$216,754

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$8,063	$8,157	$5,076	$2,492

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	651	604	1,068	936
Class 2	304	281	531	997
Shares issued in reinvestment of dividends and distributions:
Class 1	527	409	75	78
Class 2	248	208	30	26
Shares redeemed:
Class 1	(2,013)	(2,428)	(1,478)	(1,302)
Class 2	(1,239)	(1,768)	(353)	(300)

Net Increase (Decrease)	(1,522)	(2,694)	(127)	435

See accompanying notes.

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Short-Term Income Account		SmallCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$2,051	$2,126	$(715)	$(444)
Net realized gain (loss) from investment transactions and foreign currency transactions	(148)	(41)	23,500	7,494
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	224	31	(16,104)	(1,130)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,127	2,116	6,681	5,920

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,994)	(2,030)	—	—
Class 2	(138)	(181)	—	—

Total Dividends and Distributions	(2,132)	(2,211)	—	—

Capital Share Transactions
Shares sold:
Class 1	40,578	2,013	13,816	11,368
Class 2	433	609	5,184	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	43,676	N/A
Class 2	N/A	N/A	3,960	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,994	2,030	—	—
Class 2	138	181	—	N/A
Shares redeemed:
Class 1	(8,881)	(8,720)	(33,780)	(10,617)
Class 2	(1,393)	(2,708)	(5,270)	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	32,869	(6,595)	27,586	751

Total Increase (Decrease)	32,864	(6,690)	34,267	6,671

Net Assets
Beginning of period	45,687	52,377	73,327	66,656

End of period (including undistributed net investment income as set forth below)	$78,551	$45,687	$107,594	$73,327

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,052	$2,131	$—	$—

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	16,272	793	1,199	1,073
Class 2	173	243	443	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	4,083	N/A
Class 2	N/A	N/A	370	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	821	832	—	—
Class 2	57	74	—	N/A
Shares redeemed:
Class 1	(3,542)	(3,486)	(2,937)	(1,008)
Class 2	(558)	(1,088)	(463)	N/A

Net Increase (Decrease)	13,223	(2,632)	2,695	65

See accompanying notes.

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	SmallCap Value Account		West Coast Equity Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$1,440	$747	$1,180	$1,009
Net realized gain (loss) from investment transactions and foreign currency transactions	13,850	14,805	10,653	5,000
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,065)	10,003	783	11,800

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,775)	25,555	12,616	17,809

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(731)	(448)	(960)	(725)
Class 2	(1)	N/A	(81)	(42)
From net realized gain on investments and foreign currency transactions:
Class 1	(14,836)	(14,632)	(4,445)	(2,854)
Class 2	(19)	N/A	(585)	(254)

Total Dividends and Distributions	(15,587)	(15,080)	(6,071)	(3,875)

Capital Share Transactions
Shares sold:
Class 1	36,783	36,051	9,198	17,748
Class 2	80	N/A	2,189	6,682
Shares issued in acquisition:
Class 1	35,648	N/A	N/A	N/A
Class 2	255	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	15,567	15,080	5,405	3,579
Class 2	20	N/A	666	296
Shares redeemed:
Class 1	(46,953)	(21,668)	(44,547)	(11,436)
Class 2	(76)	N/A	(4,854)	(2,151)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	41,324	29,463	(31,943)	14,718

Total Increase (Decrease)	6,962	39,938	(25,398)	28,652

Net Assets
Beginning of period	171,973	132,035	169,546	140,894

End of period (including undistributed net investment income as set forth below)	$178,935	$171,973	$144,148	$169,546

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,453	$747	$1,172	$1,033

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,079	2,059	371	773
Class 2	4	N/A	89	296
Shares issued in acquisition:
Class 1	1,940	N/A	N/A	N/A
Class 2	14	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	838	895	217	164
Class 2	1	N/A	27	14
Shares redeemed:
Class 1	(2,683)	(1,235)	(1,817)	(497)
Class 2	(4)	N/A	(198)	(95)

Net Increase (Decrease)	2,189	1,719	(1,311)	655

See accompanying notes.

Notes To Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

1. Organization
Principal Variable Contracts Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2007, Fund consists of 40 Accounts. The financial statements for Diversified International Account, Equity Income Account I, Growth Account, Income Account, LargeCap Blend Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Fixed Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account, SmallCap Value Account, and West Coast Equity Account), known as the “Accounts”.
On October 2, 2006, the Articles of Incorporation of the Fund were amended to rename the existing share class of each series of the Fund as Class 1 shares.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc.
Effective January 3, 2007, the initial purchases of $10,000 of Class 2 shares of Diversified International Account, Growth Account, LargeCap Blend Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account, and SmallCap Value Account (the “Principal Accounts”) were made by Principal Life Insurance Company.
Effective January 5, 2007, Diversified International Account, Growth Account, Income Account, LargeCap Blend Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account, SmallCap Value Account, and West Coast Equity Account (the “Acquiring Accounts”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Variable Trust (VT) (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Funds immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses, and unrealized appreciation/depreciation) and net assets of the Acquiring Accounts immediately prior to and immediately following the acquisition were as follows:

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets	Net Assets	Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class		(Loss)	(Losses)	(Depreciation)	Fund	Account	acquisition
Fund	Fund	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
VT International Growth Fund	Diversified International Account	0.71	0.70	$(662)	$(75)	$19,931	$148,176	$400,852	$549,028

VT Growth Fund	Growth Account	1.00	0.99	—	(66,194)	22,140	303,389	128,889	432,277

VT Income Fund*	Income Account	1.00	1.00	12,320	(890)	3,272	199,897	—	199,897

VT Growth & Income Fund	LargeCap Blend Account	1.62	1.62	—	(12,284)	—	253,393	200,760	454,152

VT Mid Cap Stock Fund*	MidCap Stock Account	1.00	1.00	854	5,995	40,007	116,083	—	116,083

VT Money Market	Money Market
Fund	Account	1.00	1.00	—	—	—	15,078	180,072	195,150

VT U.S. Government Securities Fund*	Mortgage Securities Account	1.00	1.00	13,824	(5,367)	(3,349)	265,187	—	265,187

VT REIT Fund	Real Estate Securities
	Account	0.54	0.53	—	—	13,205	56,272	252,106	308,378

Statements of changes in net assets
Principal Variable Contracts Fund, Inc.
December 31, 2007

1. Organization (Continued)

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets	Net Assets	Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class		(Loss)	(Losses)	(Depreciation)	Fund	Account	acquisition
Fund	Fund	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)

VT Balanced Portfolio*	SAM Balanced
	Portfolio	1.00	1.00	$21,385	$2,061	$129,187	$728,483	$—	$728,483

VT Conservative Balanced Portfolio*	SAM Conservative
	Balanced Portfolio	1.00	1.00	2,687	1,118	8,725	75,783	—	75,783

VT Conservative Growth Portfolio*	SAM Conservative
	Growth Portfolio	1.00	1.00	9,253	(14,550)	76,615	405,481	—	405,481

VT Flexible Income Portfolio*	SAM Flexible Income
	Portfolio	1.00	1.00	8,467	2,247	20,785	189,450	—	189,450

VT Strategic Growth Portfolio*	SAM Strategic Growth
	Portfolio	1.00	1.00	4,104	(2,145)	37,949	215,718	—	215,718

VT Short Term Income Fund*	Short-Term Income
	Account	1.00	1.00	2,170	(499)	(388)	45,761	—	45,761

VT Small Cap Growth Fund	SmallCap Growth
	Account	0.96	0.94	—	(21,731)	8,140	47,636	72,563	120,199

VT Small Cap Value Fund	SmallCap Value
	Account	0.56	0.56	—	558	2,092	35,903	168,894	204,797

VT West Coast Equity Fund*	West Coast Equity
	Account	1.00	1.00	1,031	4,658	47,879	168,993	—	168,993

*	Designates the survivor for accounting and performance reporting purposes (the “Reorganized Accounts”).
Effective January 5, 2007, Equity Income Account I acquired all the assets and assumed all the liabilities of VT Equity Income Fund and Equity Income Account (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Account I at an approximate exchange rate of 1.00 for VT Equity Income Fund Class 1 and Class 2 shares, and .53 for Equity Income Account Class 1 shares. The aggregate net assets of VT Equity Income Fund, Equity Income Account, and Equity Income Account I immediately prior to the acquisition were approximately $364,608,000 (including approximately $5,616,000 of accumulated net investment income, $26,854,000 of accumulated realized gains, and $70,612,000 of unrealized appreciation), $163,558,000 (including approximately $1,583,000 of unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Account I immediately following the acquisition were $528,166,000. VT Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Fund”).
All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Statements of changes in net assets
Principal Variable Contracts Fund, Inc.
December 31, 2007

2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Fund, Inc. and Principal Investors Fund, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.
The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.
To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Accounts do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
 December 31, 2007

2. Significant Accounting Policies (Continued)
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.
Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by Principal Management Corporation.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.
Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.
Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.
Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the accounts’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 became effective for the Accounts on January 1, 2007. Management has evaluated the implications of FIN 48 and has determined there is no material impact on the accounts’ financial statements.
Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.
Gains realized upon disposition of certain foreign securities held by the Accounts are subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2007, Diversified International Account had a foreign tax refund receivable of $15,000, a deferred tax liability of $18,000, and no capital loss carryforward, relating to Indian securities.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
 December 31, 2007

3. Operating Policies
Futures Contracts. The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.
Line of Credit. Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At December 31, 2007, the Accounts had no outstanding borrowings under the line of credit.
Options Contracts. Certain of the Funds may write call and put options on futures, swaps, securities or currencies it owns for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds’ schedules of investments.
Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.
Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
 December 31, 2007

3. Operating Policies (Continued)
Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. Although risk is mitigated by the collateral, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2007, the Accounts had securities on loan as follows (in thousands):

	Market	Collateral
	Value	Value
Diversified International Account	$32,340	$33,909
Equity Income Account I	14,154	14,657
Growth Account	16,211	16,673
Income Account	16,911	17,278
LargeCap Blend Account	10,914	11,233
MidCap Stock Account	20,542	21,156
Mortgage Securities Account	$8,485	$8,610
Real Estate Securities Account	20,762	21,194
Short-Term Income Account	8,487	8,637
SmallCap Growth Account	23,497	24,459
SmallCap Value Account	39,479	40,999
West Coast Equity Account	15,647	16,270
Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.
Swap Agreements. Certain of the Accounts may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.
Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.
Details of swap agreements open at year end are included in the Accounts’ schedules of investments.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

4. Management Agreement and Transactions with Affiliates
Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

	Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Equity Income Account I	0.60%	0.55%	0.50%	0.45%	0.40%
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Growth Account	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
LargeCap Blend Account	0.75	0.70	0.65	0.60	0.55

	Net Assets of Account
	First	Next	Next	Over $3
	$1 billion	$1 billion	$1 billion	Billion
MidCap Stock Account	0.75%	0.70%	0.65%	0.60%

	Net Assets of Account
	(in millions)
	First	Next	Over
	$ 200	$300	$500
Short-Term Income Account	0.50%	0.45%	0.40%

	Net Assets of Account
	(in millions)
	First $500	Over $500
West Coast Equity Account	.625%	.50%

	Net Assets of Account
	(in millions)
	First	Next	Next $1	Next $1	Over $3
	$ 500	$ 500	billion	billion	billion
Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%	.45%
Mortgage Securities Account	.50	.45
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were .60% of the first $250 million, .55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and .40% over $1 billion.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

4. Management Agreement and Transactions with Affiliates (Continued)
The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class 1	Class 2
	Period from	Period from
	January 8, 2007	January 8, 2007
	through	through
	December 31, 2007	December 31, 2007	Expiration
Diversified International Account	1.04%	1.29%	April 29, 2008
Equity Income Account I	0.66	0.91	April 29, 2008
Growth Account	0.80	1.05	April 29, 2008
Income Account	0.55	0.80	April 29, 2008
LargeCap Blend Account	0.78	1.03	April 29, 2008
MidCap Stock Account	0.80	1.05	April 29, 2008
Money Market	0.72	0.97	April 29, 2008
Mortgage Securities Account	0.54	0.79	April 29, 2008
Real Estate Securities Account	0.90	1.15	April 29, 2008
SAM Balanced Portfolio	0.28	0.53	April 29, 2008
SAM Conservative Balanced Portfolio	0.35	0.60	April 29, 2008
SAM Conservative Growth Portfolio	0.29	0.54	April 29, 2008
SAM Flexible Income Portfolio	0.30	0.55	April 29, 2008
SAM Strategic Growth Portfolio	0.30	0.55	April 29, 2008
Short-Term Income Account	0.61	0.86	April 29, 2008
SmallCap Growth Account	1.02	1.27	April 29, 2008
SmallCap Value Account	1.01	1.26	April 29, 2008
West Coast Equity Account	0.68	0.93	April 29, 2008

*	Period from January 1, 2007 through December 31, 2007.
Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.
Prior to the Transaction, Class 2 shares of the Reorganized Funds paid distribution fees to WM Funds Distributor, Inc. Subsequent to the Transaction, each of the Reorganized Funds pays distribution fees to Princor Financial Services Corporation.
Affiliated Ownership. At December 31, 2007, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Diversified International Account	20,356	1
Equity Income Account I	11,256	N/A
Growth Account	7,543	1
LargeCap Blend Account	18,969	1
Money Market Account	246,031	10
Real Estate Securities Account	8,214	—
SAM Balanced Portfolio	1,885	N/A

	Class 1	Class 2
SAM Conservative Balanced Portfolio	676	N/A
SAM Conservative Growth Portfolio	430	N/A
SAM Flexible Income Portfolio	110	N/A
SAM Strategic Growth Portfolio	371	N/A
SmallCap Growth Account	6,198	1
SmallCap Value Account	10,160	1
West Coast Equity Account	57	N/A
Affiliated Brokerage Commissions. The Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2007. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2007
SmallCap Growth Account	$44

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

5. Investment Transactions
For the year ended December 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Diversified International Account	$664,331	$711,151
Equity Income Account I	501,224	461,693
Growth Account	498,608	625,188
Income Account	15,229	20,557
LargeCap Blend Account	411,628	417,585
MidCap Stock Account	24,897	51,180
Mortgage Securities Account	15,161	42,021
Real Estate Securities Account	212,150	270,970
SAM Balanced Portfolio	298,715	331,549

	Purchases	Sales
SAM Conservative Balanced Portfolio	$39,021	$33,842
SAM Conservative Growth Portfolio	185,946	210,454
SAM Flexible Income Portfolio	50,222	70,678
SAM Strategic Growth Portfolio	120,123	103,417
Short-Term Income Account	29,914	18,309
SmallCap Growth Account	141,677	159,878
SmallCap Value Account	120,580	126,017
West Coast Equity Account	24,189	59,964
For the year ended December 31, 2007, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Equity Income Account I	$5,317	$5,355
Income Account	1,936	9,550
Mortgage Securities Account	—	14,086
Short-Term Income Account	13,116	1,742
SmallCap Value Account	279	280
West Coast Equity Account	503	467
The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.
Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.
Foreign Currency Contracts. At December 31, 2007, certain of the Accounts owned forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss.
When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of December 31, 2007 are included in the schedules of investments.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

6. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for the year ended December 31, 2007 and December 31, 2006 were as follows
(amounts in thousands):

	Ordinary Income		Long-Term Capital Gain		Section 1250 Gains
	2007	2006	2007	2006	2007	2006
Diversified International Account	$25,313	$3,988	$33,892	$9,156	$—	$—
Equity Income Account I	8,643	6,004	23,943	16,130	—	—
Growth Account	773	328	—	—	—	—
Income Account	12,390	11,760	—	111	—	—
LargeCap Blend Account	5,332	2,726	5,571	2,567	—	—
MidCap Stock Account	1,238	2,607	5,936	10,620	—	—
Money Market Account	11,089	7,399	—	—	—	—
Mortgage Securities Account	13,584	13,375	—	—	—	—
Real Estate Securities Account	2,670	3,665	29,071	9,270	806	109
SAM Balanced Portfolio	17,471	14,987	—	—	—	—
SAM Conservative Balanced Portfolio	2,537	2,009	812	186	—	—
SAM Conservative Growth Portfolio	6,435	6,094	—	—	—	—
SAM Flexible Income Portfolio	8,332	8,247	2,481	58	—	—
SAM Strategic Growth Portfolio	2,492	2,047	—	—	—	—
Short-Term Income Account	2,132	2,211	—	—	—	—
SmallCap Account	2,245	2,403	9,291	3,995	—	—
SmallCap Growth Account	—	—	—	—	—	—
SmallCap Value Account	3,046	1,637	12,541	13,442	—	—
West Coast Equity Account	1,190	823	4,881	3,052	—	—
The acquisitions of VT Equity Income Fund, VT Income Fund, VT Mid Cap Stock Fund, VT U.S. Government Securities Fund, VT Balanced Portfolio, VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Conservative Growth Portfolio, VT Strategic Growth Portfolio, VT Short Term Income Fund, and VT West Coast Equity Fund, by corresponding series of Principal Variable Contracts Fund, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the reorganizations.
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Distributable Earnings. As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains	Section 1250 Gains
Diversified International Account	$32,411	$76,232	—
Equity Income Account I	20,212	25,441	—
Growth Account	1,457	—	—
Income Account	11,335	208	—
LargeCap Blend Account	15,986	84,548	—
MidCap Stock Account	1,592	14,991	—
Mortgage Securities Account	12,312	—	—
Real Estate Securities Account	5,177	57,973	172
SAM Balanced Portfolio	23,943	69,997	—
SAM Conservative Balanced Portfolio	3,159	5,069	—
SAM Conservative Growth Portfolio	10,526	26,049	—
SAM Flexible Income Portfolio	8,089	10,675	—
SAM Strategic Growth Portfolio	5,076	20,428	—
Short-Term Income Account	2,052	—	—
SmallCap Value Account	5,982	12,473	—
West Coast Equity Account	1,601	10,280	—
As of December 31, 2007, Money Market Account and SmallCap Growth Account had no distributable earnings on a federal income tax basis.

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007

6. Federal Tax Information (Continued)
Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2007, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
									Annual
	2008	2009	2010	2011	2012	2013	2014	2015	Limitations*
Growth Account	$—	$24,880	$21,991	$5,349	$1,468	$—	$—	$—	$5,349
Mortgage Securities Account	17	—	—	1,673	1,119	782	1,308	436	—
Short-Term Income Account	76	35	—	112	85	—	42	43	—
SmallCap Growth Account	—	—	22,207	—	7,505	—	—	—	1,977

*	In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.
Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2007, the Accounts had approximate post-October losses as follows (amounts in thousands):

Diversified International Account	$19
Equity Income Account I	3,640
Mortgage Securities Account	58
Real Estate Securities Account	4,361
Short-Term Income Account	58
SmallCap Growth Account	346
SmallCap Value Account	2,025

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.71%)
Advertising Sales (0.05%)
Teleperformance	7,277	$283

Advertising Services (0.02%)
Taylor Nelson Sofres PLC	32,953	136

Agricultural Chemicals (2.06%)
Agruim Inc(a)	51,800	3,762
Incitec Pivot Ltd (b)	31,064	3,194
Potash Corp of Saskatchewan (a)	35,000	5,088

		12,044

Agricultural Operations (0.24%)
Golden Agri-Resources Ltd	971,000	1,430

Airlines (0.04%)
Cathay Pacific Airways Ltd	100,000	262

Apparel Manufacturers (0.44%)
Esprit Holdings Ltd	170,900	2,542

Appliances (0.06%)
Indesit Co SpA	21,955	341

Applications Software (0.08%)
Infosys Technologies Ltd ADR	6,154	279
Sim Corp A/S	880	174

		453

Auto-Car & Light Trucks (3.06%)
Daimler AG	63,849	6,181
Fiat SpA	89,896	2,326
Hyundai Motor Co (a)	8,928	683
Peugeot SA	22,761	1,725
Toyota Motor Corp	128,633	6,955

		17,870

Auto/Truck Parts & Equipment — Original (0.51%)
Denso Corp	52,800	2,165
Futaba Industrial Co Ltd	10,887	305
Nissin Kogyo Co Ltd	7,941	186
Tokai Rika Co Ltd	10,300	323

		2,979

Auto/Truck Parts & Equipment — Replacement (0.05%)
Weichai Power Co Ltd	39,000	285

Batteries & Battery Systems (0.08%)
BYD Electronic International Co Ltd (a)	246,000	476

Beverages — Non-Alcoholic (0.23%)
Coca Cola Hellenic Bottling Co SA	31,564	1,366

Brewery (1.62%)
Carlsberg A/S	9,230	1,117

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Brewery (continued)
Heineken NV	43,110	$2,787
InBev NV	24,817	2,068
SABMiller PLC	123,420	3,479

		9,451

Building — Heavy Construction (1.16%)
ACS Actividades de Construcciony Servicios SA	51,504	3,061
Hanjin Heavy Industries & Construction Holdings Co Ltd (a)	4,588	206
Vinci SA	47,052	3,484

		6,751

Building & Construction — Miscellaneous (1.25%)
Bouygues	40,623	3,385
Cosco International Holdings Ltd	320,000	313
Galliford Try Plc	194,442	399
Kumho Industrial Co Ltd (a)	3,250	197
Leighton Holdings Ltd (b)	39,583	2,127
Morgan Sindall PLC	8,479	175
Murray & Roberts Holdings Ltd	39,380	588
Orascom Construction Industries	1,410	146

		7,330

Building & Construction Products — Miscellaneous (0.07%)
Bauer AG	2,915	205
China National Building Material Co Ltd	46,000	177

		382

Building Products — Cement & Aggregate (0.74%)
Adelaide Brighton Ltd	65,049	199
Cemex SAB de CV (a)	171,947	446
Lafarge SA	20,153	3,668

		4,313

Capacitors (0.31%)
Mitsumi Electric Co Ltd	54,010	1,837

Casino Hotels (0.07%)
Resorts World Bhd	335,800	394

Cellular Telecommunications (2.92%)
America Movil SAB deCV ADR	13,528	831
China Mobile Ltd	104,785	1,853
Mobile Telesystems OJSC ADR	2,241	228
MTN Group Ltd	13,707	257
NTT DoCoMo Inc	1,744	2,904
SK Telecom Co Ltd	820	218
SK Telecom Co Ltd ADR (b)	9,533	284
Taiwan Mobile Co Ltd	145,000	195
Turkcell Iletisim Hizmet AS	23,007	251
Vimpel-Communications ADR	16,395	682
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Cellular Telecommunications (continued)
Vodafone Group PLC	2,509,993	$9,383

		17,086

Chemicals—Diversified (1.59%)
Bayer AG	58,807	5,363
Komnklijke DSM NV(a)	34,933	1,651
Mitsubishi Chemical Holdings Corp (a)	205,000	1,574
Nan Ya Plastics Corp	201,000	533
Nippon Synthetic Chemical Industry Co Ltd	33,000	171

		9,292

Chemicals—Specialty (0.40%)
SGL Carbon AG (a)	43,640	2,363

Circuit Boards (0.52%)
Ibiden Co Ltd	39,100	2,712
Ummicron Technology Corp	170,000	299

		3,011

Coal (0.14%)
Banpu Public Co Ltd (a)(c)	17,100	209
PT BUMI Resources Tbk	924,000	590

		799

Coatings & Paint (0.04%)
Chugoku Marine Paints Ltd	28,000	255

Commercial Banks (12.39%)
Alpha Bank AE	68,810	2,505
Anglo Irish Bank Corp PLC	66,527	1,064
Banco do Brasil SA	32,500	555
Banco Espirito Santo SA	43,552	955
Banco Santander SA	363,151	7,853
Bank LeumiLe-Israel	89,950	437
Bank of Novia Scotia (a)(b)	54,800	2,792
BOC Hong Kong Holdings Ltd	744,500	2,086
Bumiputra-Commerce Holdings Bhd	100,500	334
Chang Hwa Commercial Bank (a)	540,000	296
China Construction Bank Corp	964,000	817
China Merchants Bank Co Ltd	50,500	206
Commonwealth Bank of Australia	109,829	5,699
DBS Group Holdings Ltd	181,000	2,603
DnB NOR ASA	231,400	3,537
FirstRand Ltd	103,003	298
Hang Seng Bank Ltd	108,600	2,241
HDFC Bank Ltd (a)	5,628	247
HSBC Holdings PLC	212,274	3,558
ICICI Bank Ltd ADR	10,314	634
Industrial & Commercial Bank of China	1,013,000	728
Intesa Sanpaolo SpA	458,576	3,627
Julius Baer Holding AG	35,410	2,928
KBC Groep NV	17,238	2,425

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Komercni Banka as	1,059	$255
Kookmin Bank (a)	5,420	400
Korea Exchange Bank (a)	32,410	502
Laurentian Bank of Canada (b)	629	21
Lloyds TSB Group PLC	329,728	3,098
National Bank of Greece SA	61,556	4,228
Oversea-Chinese Banking Corp	469,000	2,701
Powszechna Kasa Oszczednosci Bank Polaki SA	29,957	641
Pusan Bank(a)	8,317	139
Sberank RF GDR (a)(c)	218	112
Siam Commercial Bank Public (a)(c)	69,400	178
Standard Chartered PLC	90,880	3,336
State Bank of India Ltd (b)(c)	4,450	543
Sumitomo Mitsui Financial Group Inc	391	2,929
Suruga Bank Ltd	108,000	1,177
Turkiye Garanti Bankasi AS	72,898	653
Turkiye Is Bankasi	39,608	248
Westpac Banking Corp	114,870	2,816

		72,402

Commercial Services (0.18%)
Aggreko Plc	100,134	1,062

Computers (0.73%)
Acer Inc	56,000	110
Compal Electronics Inc	314,000	344
High Tech Computer Corp	19,000	351
Research in Motion Ltd (a)	28,100	3,205
Wistron Corp	138,000	256

		4,266

Computers — Peripheral Equipment (0.03%)
InnoLux Display Corp	55,000	187

Consulting Services (0.07%)
Savills PLC	68,351	381

Cosmetics & Toiletries (0.24%)
Beiersdorf AG	18,403	1,423

Diversified Financial Services (0.52%)
Challenger Financial Services Group Ltd	184,094	807
First Financial Holding Co Ltd	664,000	490
Sampo Oyj	65,804	1,739

		3,036

Diversified Manufacturing Operations (0.76%)
Charter Plc (a)	76,859	1,214
Siemens AG (b)	20,307	3,219

		4,433

See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Minerals (2.66%)
Anglo American PLC	84,184	$5,159
Antofagasta PLC	35,404	505
BHP Billiton Ltd	54,239	1,912
BHP Billiton plc	184,931	5,691
Paladin Energy Ltd (a)	1	—
Xstrata PLC	32,095	2,268

		15,535

Diversified Operations (1.16%)
Beijing Enterprises Holdings Ltd	54,000	257
Citic Pacific Ltd	321,000	1,793
GEA Group AG	53,605	1,833
GS Holdings Corp (a)	4,120	256
Hunting Plc	25,020	354
KOC Holding AS (a)	52,881	286
Wharf Holdings Ltd -Rights (a)	45,875	63
Wharf Holdings Ltd (b)	367,000	1,923

		6,765

E-Commerce—Services (0.05%)
Dena Co Ltd (b)	61	295

Electric—Generation (0.11%)
CEZ	2,172	163
China Resources Power Holdings Co	72,000	249
Datang International Power Generation Co Ltd	248,000	221

		633

Electric—Integrated (3.25%)
Atco Ltd	822	46
E.ON AG	39,718	8,456
Enel SpA	346,578	4,122
International Power PLC	360,012	3,250
Korea Electric Power Corp (a)	3,150	133
Unified Energy System (a)(c)	1,700	221
Union Fenosa SA	41,276	2,787

		19,015

Electric Products — Miscellaneous (0.53%)
Laird Group Plc (a)	23,839	275
LG Electronics Inc (a)	26,572	2,839

		3,114

Electronic Components — Miscellaneous (0.32%)
Asustek Computer Inc	177,000	532
Coretronic Corp	163,920	220
HON HAI Precision Industry Co Ltd	43,873	273
LG.Philips LCD Co Ltd (a)	6,550	346
Phoenix Precision Technology Corp	221,000	188
Star Micronics Co Ltd	13,916	306

		1,865

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Components — Semiconductors (0.20%)
Samsung Electronics Co Ltd	2,003	$1,190

Engineering — Research & Development Services (1.35%)
ABB Ltd	195,779	5,641
Keller Group PLC	19,497	258
Worley Parsons Ltd	39,022	1,781
WSP Group PLC	16,271	187

		7,867

Enterprise Software & Services (0.47%)
Axon Group Plc	12,185	128
Nomura Research Institute Ltd	57,800	1,904
Software AG	4,986	438
Temenos Group AG (a)	11,509	284

		2,754

Feminine Health Care Products (0.07%)
Hengan International Group Co Ltd (b)	85,861	385

Finance—Credit Card (0.03%)
Samsung Card Co (a)	3,769	203

Finance — Investment Banker & Broker (1.55%)
Babcock & Brown Ltd (b)	81,424	1,941
Bolsas y Mercados Espanoles	38,905	2,650
GMP Capital Trust	8,500	213
Macquarie Group Ltd (b)	41,638	2,786
UBS AG	27,110	1,255
Woori Investment & Securities Co Ltd	6,902	194

		9,039

Finance—Other Services (1.48%)
ASX Ltd	39,680	2,108
Bovespa Holding SA (a)	11,222	216
Deutsche Boerse AG	30,336	5,988
Hellenic Exchanges Holding SA (a)	10,254	360

		8,672

Food — Miscellaneous/Diversified (2.49%)
East Asiatic Co Ltd A/S (a)	1,750	136
Nestle SA	18,120	8,323
Nutreco Holding NV	6,588	381
Unilever PLC	152,064	5,721

		14,561

Food—Retail (1.14%)
Jeronimo Martins SGPS SA	77,196	610
WM Morrison Supermarkets PLC	345,607	2,215
Woolworths Ltd	129,080	3,852

		6,677

Footwear & Related Apparel (0.08%)
Geox SpA	22,444	451
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Gambling (Non-Hotel) (0.05%)
Paddy Power PLC	9,038	$297

Gas- Distribution (0.52%)
Centnca PLC	425,820	3,041

Gold Mining (0.10%)
Gold Fields Ltd	19,931	289
Red Back Mining Inc (a)	43,465	312

		601

Hazardous Waste Disposal (0.06%)
Transpacific Industries Group Ltd (b)	35,355	323

Home Furnishings (0.03%)
Galiform PLC	84,434	152

Hotels & Motels (0.06%)
Millennium & Copthorne Hotels PLC	40,803	332

Import & Export (1.70%)
ITOCHU Corp	246,000	2,404
Mitsubishi Corp	108,800	2,980
Mitsui & Co Ltd	134,000	2,837
Sumitomo Corp	121,200	1,722

		9,943

Industrial Audio & Video Products (0.04%)
EVS Broadcast Equipment SA	2,214	258

Industrial Gases (0.04%)
Air Water Inc	24,000	243

Internet Content — Information & News (0.04%)
Seek Ltd (b)	34,737	244

Internet Security (0.04%)
Check Point Software Technologies (a)	10,723	235

Investment Companies (0.34%)
Arques Industries AG	9,868	338
Macquarie Infrastructure Group	608,965	1,620

		1,958

Investment Management & Advisory Services (0.45%)
Azimut Holding SpA	39,195	508
MFS Ltd	36,235	140
Partners Group	2,090	280
Schroders PLC	65,386	1,695

		2,623

Life & Health Insurance (0.98%)
China Life Insurance Co Ltd	74,000	383
Old Mutual PLC (a)	716,345	2,390
Power Corp Of Canada (b)	61,500	2,500

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (continued)
Sanlam Ltd	135,759	$452

		5,725

Lighting Products & Systems (0.04%)
Zumtobel AG	6,184	224

Machinery — Construction & Mining (0.62%)
Komatsu Ltd	132,900	3,616

Machinery — General Industry (0.86%)
Bucher Industries AG	1,170	269
Haulotte Group	7,846	235
MAN AG	27,259	4,550

		5,054

Machinery — Material Handling (0.04%)
Tsubakimoto Chain Co	38,000	214

Machinery Tools & Related Products (0.18%)
Gildemeister AG	12,425	338
Mori Seiki Co Ltd	38,400	743

		1,081

Medical—Drugs (3.28%)
Actelion Ltd (a)	21,790	1,002
Glaxo Smith Kline PLC	59,328	1,511
Laboratory Almirall SA (a)	12,042	265
Mitsubishi Tanabe Pharma Corp	91,000	863
Novartis AG	16,788	921
Novo Nordisk A/S	48,550	3,189
Roche Holding AG	33,851	5,848
Shire PLC	102,591	2,346
Takeda Pharmaceutical Co Ltd	55,027	3,236

		19,181

Medical—Generic Drugs (0.14%)
Teva Pharmaceutical Industries Ltd ADR	18,087	841

Medical—Nursing Homes (0.16%)
Southern Cross Healthcare Ltd	86,428	912

Medical — Wholesale Drug Distribution (0.05%)
Galenica AG	656	287

Medical Products (0.54%)
Sonova Holding AG	27,818	3,143

Metal—Copper (0.09%)
Quadra Mining Ltd (a)	28,400	507

Metal—Diversified (0.12%)
Anvil Mining Ltd (a)	15,900	245
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal—Diversified (continued)
MMC Norilsk Nickel ADR (b)	1,616	$435

		680

Metal-Iron (0.21%)
Kumba Iron Ore Ltd	8,270	345
Mount Gibson Iron Ltd (a)	175,796	434
Novolipetsk Steel OJSC(b)	11,116	454

		1,233

Mortgage Banks (0.37%)
Hypo Real Estate Holding AG	40,617	2,155

Multi-Line Insurance (2.27%)
Allianz SE	7,405	1,603
AXA SA	87,042	3,486
Baloise Holding AG	18,500	1,822
Ping An Insurance Group Co of China Ltd	23,500	252
Storebrand ASA	204,200	2,132
Zurich Financial Services AG	13,530	3,974

		13,269

Multimedia (0.94%)
Informa PLC	154,588	1,421
Vivendi	89,028	4,084

		5,505

Non-Ferrous Metals (0.09%)
Grupo Mexico SAB de CV	63,200	397
Korea Zinc Co Ltd (a)	940	131

		528

Oil—Field Services (1.17%)
Eurasia Drilling Co Ltd (a)(c)	13,298	362
Fugro NV	31,151	2,405
John Wood Group PLC	263,501	2,271
Petrofac Ltd	165,664	1,814

		6,852

Oil Company — Exploration & Production (2.31%)
Addax Petroleum Corp	27,651	1,203
Canadian Oil Sands Trust (b)	50,400	1,977
CNOOC Ltd	693,000	1,180
Crescent Point Energy Trust (a)	17,315	435
Dana Petroleum Plc (a)	18,815	521
EnCana(a)	75,058	5,134
Oao Gazprom (a)(c)(d)	4,032	565
Oao Gazprom (a)	39,524	2,213
Oil & Natural Gas Corp Ltd	8,297	261

		13,489

Oil Company—Integrated (7.57%)
BG Group PLC	137,070	3,138
BP PLC	377,341	4,619
ENIS pA	143,999	5,274

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Company—Integrated (continued)
LUKOIL ADR	12,815	$1,100
OMV AG	31,905	2,585
Petro Canada (a)	56,400	3,043
Petrol China Co Ltd	379,219	676
Petroleo Brasileiro SA ADR	27,805	3,204
Royal Dutch Shell PLC-A shares	112,401	4,723
Royal Dutch Shell PLC-B shares	116,760	4,858
Sasol Ltd	18,709	928
Suncor Energy Inc (a)	38,000	4,155
Total SA (b)	71,728	5,960

		44,263

Oil Refining & Marketing (0.48%)
Reliance Industries Ltd (d)	9,439	1,392
Singapore Petroleum Co Ltd	86,000	452
SK Holdings Co Ltd (a)	1,193	252
Thai Oil Public (a)(c)	99,915	257
Tupras Turkiye Petrol Rafine	16,304	477

		2,830

Paper & Related Products (0.13%)
Aracruz Celulose SA ADR (b)	2,571	191
DS Smith PLC	45,341	189
Portucel-Empresa Produtora de Pasta e Papel SA	40,160	131
Votorantim Celulose e Papel SA ADR (a)(b)	7,512	224

		735

Petrochemicals (0.03%)
PTT Chemical PLC (a)(c)	49,200	181

Photo Equipment & Supplies (0.71%)
Konica Minolta Holdings Inc	94,000	1,665
Olympus Corp	60,000	2,481

		4,146

Pipelines (0.05%)
China Gas Holdings Ltd	642,000	279

Platinum (0.12%)
Impala Platinum Holdings Ltd	20,786	722

Power Converter & Supply Equipment (0.10%)
Bharat Heavy Electicals Ltd	8,580	564

Property & Casualty Insurance (0.37%)
Beazley Group PLC	104,902	340
LIG Insurance Co Ltd	8,520	216
Sompo Japan Insurance Inc	175,000	1,584

		2,140

Public Thoroughfares (0.07%)
Zhejiang Expressway Co Ltd	246,000	394
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Real Estate Management & Services (0.13%)
Ardepro Co Ltd (b)	599	$131
Atrium Co Ltd	10,005	208
Deutsche Euroshop AG	7,085	242
Sumitomo Real Estate Sales Co Ltd	3,358	150

		731

Real Estate Operator & Developer (2.42%)
Allgreen Properties Ltd	175,000	181
Brookfield Asset Management Inc (a)	57,104	2,051
City Developments Ltd	124,000	1,223
Henderson Land Development Co Ltd (a)	269,000	2,534
Hopewell Holdings	384,000	1,773
Joint Corp	11,355	221
Keppel Land Ltd	14,000	71
Kerry Properties Ltd	192,000	1,543
Kowloon Development Co Ltd	156,716	406
Mitsui Fudosan Co Ltd	111,000	2,414
Quality Houses Public Company Ltd (a)(c)	298,112	19
Shenzhen Investment Ltd	662,000	474
Urban Corp	91,500	1,224

		14,134

Recycling (0.04%)
Asahi Pretec Corp	8,778	240

REITS—Apartments (0.05%)
Boardwalk Real Estate Investment Trust (a) (b)	6,000	271

REITS—Diversified (0.10%)
Eurocommercial Properties NV	6,256	323
Suntec Real Estate Investment Trust	242,238	288

		611

REITS—Office Property (0.15%)
ICADE (a)	5,828	869

Retail—Apparel & Shoe (0.76%)
Hennes & Mauritz AB	41,485	2,526
Inditex SA	28,227	1,734
Lojas Renner SA	10,400	210

		4,470

Retail — Computer Equipment (0.26%)
Game Group Plc	300,681	1,496

Retail — Consumer Electronics (0.04%)
JB Hi-Fi Ltd	16,523	226

Retail—Drug Store (0.05%)
Sugi Pharmacy Co Ltd	10,200	293

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Retail—Jewelry (0.62%)
Swatch Group AG	11,986	$3,613

Retail — Major Department Store (0.10%)
David Jones Ltd (b)	54,974	266
Hyundai Department Store Co Ltd (a)	2,293	291

		557

Retail — Miscellaneous/Diversified (0.04%)
Massmart Holdings Ltd	24,208	255

Retail—Pubs (0.18%)
Punch Taverns PLC	68,708	1,046

Rubber—Tires (1.11%)
Bridgestone Corp	103,000	1,833
Compagnie Generale des Etablissements Michelin	23,252	2,669
Continental AG	13,838	1,795
Hankook Tire Co Ltd (a)	11,350	217

		6,514

Rubber & Plastic Products (0.03%)
Tokai Rubber Industries Inc	9,555	164

Semiconductor Component — Integrated Circuits (0.20%)
Powertech Technology Inc	93,000	331
Siliconware Precision Industries Co	210,991	379
Taiwan Semiconductor Manufacturing Co Ltd	247,676	474

		1,184

Semiconductor Equipment (0.35%)
ASML Holding NV (a)	63,767	2,019

Steel—Producers (2.29%)
Angang Steel Co Ltd	89,360	245
ArcelorMittal	40,971	3,176
Cia Siderurgica Nacional SA ADR (a)(b)	2,970	266
Evraz Group SA(c)	6,961	539
Mechel ADR (b)	5,280	513
Nippon Steel Corp	471,000	2,917
POSCO ADR	4,487	675
Salzgitter AG	15,595	2,309
Shougang Concord International Enterprises Company Ltd	462,000	189
Sidenor Steel Products Manufacturing Co	11,677	173
Tata Steel Ltd (a)	12,023	290
Voestalpine AG	29,221	2,113

		13,405

Steel—Specialty (0.04%)
Mitsubishi Steel Manufacturing Co Ltd (b)	54,527	212
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telecommunication Equipment (0.04%)
VTech Holdings Ltd	34,000	$244

Telecommunication Services (1.31%)
Reliance Communications Ltd	20,485	388
Singapore Telecommunications Ltd	1,113,000	3,093
Tele2 AB	72,850	1,460
Telekom Malaysia Bhd	95,800	324
Telenet Group Holding NV (a)	4,672	136
TeliaSonera AB	244,000	2,284

		7,685

Telephone—Integrated (3.56%)
Brasil Telecom Participacoes SA	20,627	302
BT Group PLC	439,473	2,386
France Telecom SA	110,512	3,978
Golden Telecom Inc (a)(b)	3,016	305
KDDI Corp	394	2,934
KT Corp(a)	8,060	421
Telecom Argentina SA ADR (a)	2,073	46
Telefonica SA	237,400	7,712
Telefonos de Mexico SAB de CV ADR	16,582	611
Telstra Corp Ltd	516,845	2,128

		20,823

Television (0.21%)
Gestevision Telecinco SA (b)	47,933	1,227

Therapeutics (0.21%)
Grifols SA	54,930	1,238

Tobacco (1.52%)
Imperial Tobacco Group PLC	72,577	3,918
ITC Ltd	39,048	207
Japan Tobacco Inc	796	4,760

		8,885

Tools—Hand Held (0.41%)
Hitachi Koki Co Ltd	21,766	343
Makita Corp	48,500	2,058

		2,401

Toys (1.03%)
Nintendo Co Ltd	10,100	6,048

Transport—Marine (1.31%)
China COSCO Holdings Co Ltd	53,500	148
China Shipping Development Co Ltd	76,000	201
D/S Norden	12,850	1,421
Golden Ocean Group Ltd	82,200	511
Jinhui Shipping & Transportation Ltd (a)	21,044	229
Kawasaki Kisen Kaisha Ltd	166,000	1,631
Mitsui OSK Lines Ltd	150,000	1,915
Pacific Basin Shipping Ltd (b)	866,005	1,397

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Transport—Marine (continued)
Shinwa Karon Kaisha Ltd	33,309	$202
Wan Hai Lines Ltd	1	—

		7,655

Transport—Rail (0.28%)
Central Japan Railway Co	193	1,646

Transport—Services (0.78%)
First group Plc	152,032	2,466
Kintetsu World Express Inc	7,100	248
Stagecoach Group PLC	322,736	1,831

		4,545

Water (0.05%)
Companhia de Saneamento Basico de Estado de SaoPaulo (a)	12,840	297

Web Portals (0.05%)
NHN Corp	1,205	291

Wire & Cable Products (0.33%)
Leoni AG	6,892	339
Nexans SA	12,692	1,587

		1,926

Wireless Equipment (1.49%)
Nokia OYJ	224,553	8,707

TOTAL COMMON STOCKS		$576,870

PREFERRED STOCKS (1.02%)
Auto—Car & Light Trucks (0.41%)
Porsche Automobil Holding SE	1,176	2,374

Diversified Minerals (0.30%)
Cia Vale do Rio Doce	61,656	1,758

Diversified Operations (0.11%)
Investimentos Itau SA	96,472	637

Electric—Integrated (0.05%)
Cia Energetica de Minas Gerais	15,100	276

Food—Meat Products (0.09%)
Sadia SA (a)	96,600	549

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	1,113	5

Steel—Producers (0.06%)
Usinas Siderurgicas de Minas Gerais SA	7,950	364

TOTAL PREFERRED STOCKS		$5,963

See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Principal
	Amonnt (000’s)	Valne (000’s)

SHORT TERM INVESTMENTS (5.27%)
Commercial Paper (0.48%)
Investment in Jomt Trading Account; General Electric Capital 4.00%, 1/2/2008	$2,776	$2,776

Money Market Funds (4.79%)
BNY Institutional Cash Reserve Fund (e)	28,000	28,000

TOTAL SHORT TERM INVESTMENTS		$30,776

REPURCHASE AGREEMENTS (1.01%)
Finance — Investment Banker & Broker (1.01%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,975,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (e)	$5,910	$5,909

TOTAL REPURCHASE AGREEMENTS		$5,909

Total Investments		$619,518
Liabilities in Excess of Other Assets, Net — (6.01)%		(35,101)

TOTAL NET ASSETS—100.00%		$584,417

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,186 or 0.55% of net assets.

(d)	Security exemptfrom registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction, exemptfrom registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these secures totaled $1,957 or 0.33% of net assets.

(e)	Security was purchased with the cash proceeds from secures loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of rnvestments held by the account as of the period end were as follows:

Unrealized Appreciation	$100,264
Unrealized Depreciation	(19,677)

Net Unrealized Appreciation (Depreciation)	80,587
Cost for federal income tax purposes	538,913
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Country	Percent

United Kingdom	15.37%
Japan	14.10%
Germany	8.81%
Switzerland	7.37%
United States	6.28%
Canada	6.08%
France	6.06%
Australia	5.96%
Spain	4.88%
Hong Kong	4.14%
Netherlands	3.28%
Italy	2.85%
Singapore	2.06%
Finland	1.79%
Korea, Republic Of	1.76%
Brazil	1.55%
Greece	1.48%
Russian Federation	1.23%
Sweden	1.07%
Denmark	1.03%
Norway	0.97%
Taiwan, Provrnce Of Chrna	0.93%
China	0.89%
Austria	0.84%
Belgium	0.84%
India	0.82%
South Africa	0.71%
Luxembourg	0.64%
Mexico	0.39%
Turkey	0.33%
Portugal	0.29%
Israel	0.26%
Ireland	0.23%
Malaysia	0.18%
Thailand	0.14%
Poland	0.11%
Indonesia	0.10%
Bermuda	0.09%
Czech Republic	0.07%
Egypt	0.02%
Argentina	0.01%
Liabilities in Excess of Other Assets, Net	(6.01%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.37%)
Aerospace & Defense (1.22%)
General Dynamics Corp	80,900	$7,199

Agricultural Operations (1.30%)
Archer-Daniels-Midland Co	165,700	7,693

Apparel Manufacturers (0.45%)
VF Corp	38,300	2,630

Audio & Video Products (0.61%)
Sony Corp ADR	66,800	3,627

Auto—Car & Light Trucks (0.38%)
Daimler AG (a)	23,600	2,257

Auto/Truck Parts & Equipment — Original (0.71%)
Johnson Controls Inc	115,800	4,173

Brewery (0.94%)
Molson Coors Brewing Co (a)	56,700	2,927
SABMiller PLC ADR	91,500	2,598

		5,525

Cellular Telecommunications (0.80%)
Vodafone Group PLC ADR	126,000	4,702

Chemicals—Diversified (1.10%)
Bayer AG ADR	72,000	6,512

Commercial Banks (0.92%)
Barclays PLC ADR	134,700	5,438

Computer Services (0.49%)
Electronic Data Systems Corp	138,500	2,871

Computers (1.20%)
Hewlett—Packard Co	140,800	7,108

Consumer Products — Miscellaneous (0.44%)
Kimberly—Clark Corp	37,400	2,593

Data Processing & Management (1.24%)
Automatic Data Processing Inc	106,500	4,742
Fidelity National Information Services	61,330	2,551

		7,293

Diversified Manufacturing Operations (6.29%)
3M Co	35,000	2,951
Dover Corp	113,400	5,227
General Electric Co	294,200	10,906
Honeywell International Inc	57,300	3,528
ITT Corp	111,400	7,357
Siemens AG ADR	45,800	7,207

		37,176

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electric — Integrated (5.20%)
Duke Energy Corp	351,400	$7,088
FPL Group Inc	118,000	7,985
PG&E Corp	109,200	4,705
Progress Energy Inc	145,100	7,027
Xcel Energy Inc	172,300	3,889

		30,694

Electric Products — Miscellaneous (1.14%)
Emerson Electric Co	118,690	6,725

Electronic Components — Semiconductors (3.49%)
Intel Corp	608,500	16,222
Microchip Technology Inc	68,100	2,140
STMicroelectromcs NV	156,900	2,244

		20,606

Electronics — Military (0.79%)
L-3 Communications Holdings Inc	43,900	4,651

Fiduciary Banks (1.82%)
Bank of New York Mellon Corp/The	220,475	10,750

Finance — Investment Banker & Broker (3.97%)
Goldman Sachs Group Inc/The	31,600	6,795
JPMorgan Chase & Co	215,600	9,411
Merrill Lynch & Co Inc	75,200	4,037
Morgan Stanley	60,100	3,192

		23,435

Food — Miscellaneous/Diversified (2.32%)
CadburySchweppes PLC ADR	87,500	4,320
Kraft Foods Inc	287,976	9,397

		13,717

Food — Retail (0.95%)
Safeway Inc	163,600	5,597

Forestry (0.64%)
Plum Creek Timber Co Inc (a)	21,600	994
Weyerhaeuser Co	37,600	2,773

		3,767

Gas — Distribution (1.18%)
Sempra Energy	112,700	6,974

Investment Management & Advisory Services (3.01%)
AllianceBernstem Holding LP	33,100	2,491
Amenpnse Financial Inc	55,500	3,059
Franklin Resources Inc	66,500	7,609
Legg Mason Inc	63,200	4,623

		17,782

Life & Health Insurance (1.71%)
Prudential Financial Inc	88,100	8,197
See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Life & Health Insurance (continued)
Unum Group	78,800	$1,875

		10,072

Medical — Drugs (4.83%)
AstraZeneca PLC ADR	41,100	1,760
Bristol-Myers Squibb Co	139,700	3,705
Novartis AG ADR	131,200	7,125
Pfizer Inc	115,700	2,630
Sanofi-Aventis SA ADR	176,500	8,036
Wyeth	119,500	5,281

		28,537

Medical — Generic Drugs (0.97%)
Teva Pharmaceutical Industries Ltd ADR	122,900	5,712

Medical — HMO (0.95%)
Aetna Inc	97,200	5,611

Medical — Wholesale Drug Distribution (0.73%)
Cardinal Health Inc	74,300	4,291

Medical Laboratory & Testing Service (0.59%)
Quest Diagnostics Inc	65,900	3,486

Metal — Diversified (0.68%)
Freeport-McMoRan Copper & Gold Inc	39,000	3,995

Multi-Line Insurance (6.18%)
ACE Ltd	153,200	9,465
American International Group Inc	77,500	4,518
Assurant Inc (a)	63,600	4,255
Hartford Financial Services Group Inc	41,300	3,601
ING Groep NV ADR	116,100	4,517
Loews Corp	74,400	3,745
MetLife Inc	103,400	6,372

		36,473

Multimedia (1.45%)
News Corp	131,700	2,799
Time Warner Inc	349,900	5,777

		8,576

Music (0.00%)
V2 Music Holdings PLC — Warrants (b)(c)(d)	250	—

Non—Hazardous Waste Disposal (0.55%)
Waste Management Inc	99,800	3,260

Oil Company — Exploration & Production (1.03%)
Devon Energy Corp	68,400	6,081

Oil Company—Integrated (5.63%)
Chevron Corp	158,384	14,782
Hess Corp	48,000	4,841

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Company — Integrated (continued)
Marathon Oil Corp	107,300	$6,530
Petroleo Brasileiro SA ADR	61,700	7,111

		33,264

Paper & Related Products (0.47%)
International Paper Co	85,700	2,775

Pipelines (1.53%)
El Paso Corp	71,600	1,234
Enterprise Products Partners LP	42,000	1,339
Kinder Morgan Energy Partners LP (a)	47,500	2,565
Williams Cos Inc	109,400	3,914

		9,052

Quarrying (0.40%)
Vulcan Materials Co	30,100	2,381

Regional Banks (4.06%)
Bank of America Corp	296,002	12,213
PNC Financial Services Group Inc	110,100	7,228
Wells Fargo & Co	150,500	4,544

		23,985

REITS — Diversified (0.40%)
Duke Realty Corp	42,500	1,109
Vornado Realty Trust	14,000	1,231

		2,340

REITS — Hotels (0.25%)
Host Hotels & Resorts Inc	87,200	1,486

REITS — Regional Malls (0.13%)
Macench Co/The	11,200	796

REITS — Shopping Centers (0.34%)
Developers Diversified Realty Corp	28,800	1,103
Kimco Realty Corp	24,300	884

		1,987

REITS — Storage (0.24%)
Public Storage	19,700	1,446

REITS — Warehouse & Industrial (0.87%)
AMB Property Corp	35,300	2,032
Prologis	48,900	3,099

		5,131

Retail — Discount (0.87%)
Target Corp (a)	103,100	5,155

Retail — Drug Store (1.31%)
CVS Caremark Corp	194,103	7,716
See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Major Department Store (0.94%)
JC Penney Co Inc	125,600	$5,525

Retail — Regional Department Store (0.71%)
Macy’s Inc	162,800	4,212

Retail — Restaurants (1.36%)
McDonald’s Corp	136,000	8,012

Semiconductor Component — Integrated Circuits (1.06%)
Lmear Technology Corp (a)	54,300	1,728
Taiwan Semiconductor Manufacturing Co Ltd ADR	455,500	4,537

		6,265

Semiconductor Equipment (0.42%)
Applied Materials Inc	139,300	2,474

Steel—Producers (0.98%)
United States Steel Corp	47,900	5,792

Telecommunication Services (0.39%)
TELUS Corp (b)	48,273	2,330

Telephone — Integrated (7.51%)
AT&T Inc	505,200	20,996
Deutsche Telekom AG ADR	26,500	574
France Telecom SA ADR	21,200	755
Nippon Telegraph & Telephone Corp ADR	108,400	2,673
Telstra Corp Ltd ADR	54,800	1,113
Verizon Communications Inc	374,400	16,358
Windstream Corp	145,807	1,899

		44,368

Television (0.41%)
CBS Corp	89,400	2,436

Tobacco (0.86%)
Reynolds American Inc (a)	77,200	5,092

Transport — Rail (1.52%)
Norfolk Southern Corp	70,400	3,551
Union Pacific Corp	43,200	5,427

		8,978

Transport — Services (0.48%)
FedEx Corp	32,100	2,862

Wireless Equipment (0.96%)
Motorola Inc	353,400	5,669

TOTAL COMMON STOCKS		$569,118

	Shares	Value
	Held	(000’s)

CONVERTIBLE PREFERRED STOCKS (0.04%)
Savings & Loans — Thrifts (0.04%)
Washington Mutual Inc (b)	240	$212

TOTAL CONVERTIBLE PREFERRED STOCKS		$212

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (0.46%)
Electric — Integrated (0.02%)
Texas-New Mexico Power Co
6.25%, 1/15/2009	$100	101

Medical — HMO (0.09%)
Aetna Inc
7.88%, 3/1/2011	500	541

Rental — Auto & Equipment (0.17%)
Erac USA Finance Co
7.35%, 6/15/2008 (e)	1,000	1,009

Telecommunication Services (0.18%)
TELUSCorp
8.00%, 6/1/2011	1,000	1,083

TOTAL BONDS		$2,734

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.01%)
Federal Home Loan Mortgage Corporation (FHLMC)(0.01%)
6.50%, 9/1/2030	37	38
7.00%, 9/1/2030	13	14

		52

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$52

SHORT TERM INVESTMENTS (1.62%)
Money Market Funds (1.62%)
BNY Institutional Cash Reserve Fund (f)	$9,595	$9,595

TOTAL SHORT TERM INVESTMENTS		$9,595

REPURCHASE AGREEMENTS (3.56%)
Finance — Investment Banker & Broker (0.86%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,119,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (f)	$5,063	$5,062

Money Center Banks (2.70%)

Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $8,230,000; 3.75%-6.75%; dated 08/03/09-06/15/35)	7,993	7,991
See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 matunng 01/02/08 (collateralized by Sovereign Agency Issues; $8,230,000; 0% — 5.5%; dated 05/15/08 — 04/03/12)	$7,993	$7,991

		15,982

TOTAL REPURCHASE AGREEMENTS		$21,044

Total Investments		$602,755
Liabilities in Excess of Other Assets, Net — (2.06)%		(12,175)

TOTAL NET ASSETS—100.00%		$590,580

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0. 00% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,009 or 0.17% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$77,919
Unrealized Depreciation	(16,710)

Net Unrealized Appreciation (Depreciation)	61,209
Cost for federal income tax purposes	541,546
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.12%
Consumer, Non-cyclical	15.14%
Industrial	12.00%
Communications	11.71%
Energy	8.19%
Technology	7.89%
Consumer, Cyclical	7.33%
Utilities	6.40%
Basic Materials	4.27%
Mortgage Securities	0.01%
Liabilities in Excess of Other Assets, Net	(2.06%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.89%)

Aerospace & Defense Equipment (1.85%)
United Technologies Corp	96,200	$7,363

Agricultural Chemicals (4.55%)
Monsanto Co	88,358	9,868
Potash Corp of Saskatchewan	57,000	8,206

		18,074

Agricultural Operations (1.10%)
Archer-Damels-Midland Co	94,000	4,364

Airlines (1.44%)
UAL Corp (a)	159,916	5,703

Applications Software (4.78%)
Microsoft Corp	533,600	18,996

Auto — Car & Light Trucks (0.92%)
General Motors Corp (b)	146,970	3,658

Beverages — Non-Alcoholic (4.27%)
Coca-Cola Co/The	276,333	16,959

Commercial Services — Finance (1.04%)
Western Union Co/The (a)	169,300	4,111

Computers (8.29%)
Apple Inc (a)	83,122	16,465
Hewlett-Packard Co	222,200	11,216
Research In Motion Ltd (a)	46,341	5,255

		32,936

Cosmetics & Toiletries (1.74%)
Avon Products Inc	174,729	6,907

Data Processing & Management (2.52%)
Mastercard Inc	46,534	10,014

E-Commerce — Products (1.38%)
Amazon.Com Inc (a)	59,300	5,494

E-Commerce — Services (1.38%)
eBay Inc (a)	165,000	5,476

Electric Products — Miscellaneous (1.67%)
Emerson Electric Co	117,300	6,646

Electronic Components — Miscellaneous (1.64%)
Garmin Ltd (b)	67,000	6,499

Electronic Components — Semiconductors (4.51%)
Intel Corp	146,000	3,892
MEMC Electronic Materials Inc (a)	98,200	8,690

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Electronic Components — Semiconductors (continued)
Nvidia Corp (a)	157,100	$5,345

		17,927

Energy — Alternate Sources (1.04%)
First Solar Inc (a)(b)	15,400	4,114

Finance — Investment Banker & Broker (2.86%)
Goldman Sachs Group Inc/The	52,900	11,376

Food — Confectionery (1.78%)
WM Wrigley Jr Co	120,719	7,068

Instruments — Scientific (2.44%)
Thermo Fisher Scientific Inc (a)	168,100	9,696

Machinery — Farm (2.55%)
Deere & Co	108,600	10,113

Medical — Biomedical/Gene (0.98%)
Millennium Pharmaceuticals Inc (a)	259,800	3,892

Medical — Drugs (4.11%)
Merck & Co Inc	280,972	16,327

Medical — Generic Drugs (1.52%)
Teva Pharmaceutical Industries Ltd ADR	129,800	6,033

Medical Instruments (2.31%)
Intuitive Surgical Inc (a)	28,249	9,167

Metal — Diversified (1.39%)
Freeport-McMoRan Copper & Gold Inc	53,800	5,511

Networking Products (4.64%)
Cisco Systems Inc (a)	491,500	13,305
Juniper Networks Inc (a)(b)	154,800	5,139

		18,444

Oil — Field Services (1.91%)
SchlumbergerLtd	76,900	7,565

Oil Company — Exploration & Production (4.46%)
Devon Energy Corp	115,100	10,234
Occidental Petroleum Corp	96,900	7,460

		17,694

Oil Field Machinery & Equipment (1.82%)
National Oilwell Varco Inc (a)	98,400	7,228

Optical Supplies (1.43%)
Alcon Inc	39,600	5,664

Pharmacy Services (3.82%)
Express Scripts Inc (a)	102,700	7,497
See accompanying notes

Schedule of Investments
Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Pharmacy Services (continued)

Medco Health Solutions Inc (a)	75,500	$7,656

		15,153

Retail — Apparel & Shoe (0.83%)
Guess ? Inc	86,560	3,280

Retail—Drug Store (2.01%)
CVS Caremark COIp	200,500	7,970

Retail — Major Department Store (1.25%)
Saks Inc (a)(b)	239,000	4,962

Retail — Restaurants (2.72%)
McDonald’s Corp	183,500	10,810

Therapeutics (3.18%)
Gilead Sciences Inc (a)	274,400	12,625

Web Portals (3.86%)
Google Inc (a)	22,190	15,344

Wireless Equipment (1.90%)
Nokia OYJ ADR	196,500	7,545

TOTAL COMMON STOCKS		$388,708

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.49%)

Commercial Paper (2.11%)
Investment in Joint Trading Account; General
Electric Capital
4.00%, 1/2/2008	$8,373	$8,373

Money Market Funds (2.38%)
BNY Institutional Cash Reserve Fund (c)	9,482	9,482

TOTAL SHORT TERM INVESTMENTS		$17,855

REPURCHASE AGREEMENTS (1.81%)

Finance — Investment Banker & Broker (1.81%)

Merrill Lynch Repurchase Agreement;
4.30% dated 12/31/07 maturing 01/02/08
(collateralized by U.S. Government Agency Issues; $7,271,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (c)	$7,192	$7,190

TOTAL REPURCHASE AGREEMENTS		$7,190

Total Investments		$413,753
Liabilities in Excess of Other Assets, Net — (4.19)%		(16,655)

TOTAL NET ASSETS-100.00%		$397,098

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$82,482
Unrealized Depreciation	(4,887)

Net Unrealized Appreciation (Depreciation)	77,595
Cost for federal income tax purposes	336,158
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Consumer, Non-cyclical	27.27%
Technology	20.11%
Communications	13.17%
Industrial	10.15%
Energy	9.22%
Financial	9.17%
Consumer, Cyclical	9.16%
Basic Materials	5.94%
Liabilities in Excess of Other Assets, Net	(4.19%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (66.58%)
Aerospace & Defense (0.72%)
Boeing Co
8.75%, 8/15/2021	$1,000	$1,328

Airlines (1.32%)
Southwest Airlines Co
9.15%, 7/1/2016	2,000	2,434

Cable TV (3.43%)
Comcast Cable Communications LLC
7.13%, 6/15/2013	1,500	1,604
Comcast Cable Holdings LLC
7.88%, 8/1/2013	500	548
COX Communications Inc
7.88%, 8/15/2009	2,500	2,615
Time Warner Cable Inc
6.55%, 5/1/2037	1,500	1,531

		6,298

Casino Hotels (1.56%)
155 East Tropicana LLC/155 East Tropicana Finance Corp
Caesars Entertainment Inc
7.50%, 9/1/2009	2,000	2,125
Harrah’s Operating Co Inc
6.50%, 6/1/2016	1,000	745

		2,870

Casino Services (0.73%)
OED Corp/DIAMOND JO LLC
8.75%, 4/15/2012	1,350	1,350

Cellular Telecommunications (1.15%)
Vodafone Group PLC
7.75%, 2/15/2010	2,000	2,110

Cruise Lines (2.17%)
Carnival Corp
7.20%, 10/1/2023	1,750	1,981
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	1,000	1,043
6.88%, 12/1/2013	1,000	971

		3,995

Electric—Integrated (10.43%)
Exelon Generation Co LLC
6.20%, 10/1/2017	1,000	994
Florida Power Corp
6.35%, 9/15/2037	500	527
Illinois Power Co
7.50%, 6/15/2009	1,850	1,904
Metropolitan Edison Co
4.95%, 3/15/2013	1,000	969
Mirant Americas Generation LLC
8.50%, 10/1/2021	2,000	1,835

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric—Integrated (continued)
Nisource Finance Corp
5.25%, 9/15/2017	$2,000	$1,839
Ohio Edison Co
5.45%, 5/1/2015	1,000	974
Oncor Electric Delivery Co
7.00%, 9/1/2022	2,000	2,072
Pacific Gas & Electric Co
4.20%, 3/1/2011	2,250	2,214
Pacificorp
4.95%, 8/15/2014	1,500	1,472
5.25%, 6/15/2035	1,000	902
Public Service Co of New Mexico
4.40%, 9/15/2008	500	497
Southwestern Electric Power Co
5.38%, 4/15/2015	1,500	1,455
Texas-New Mexico Power Co
6.25%, 1/15/2009	1,500	1,517

		19,171

Finance—Commercial (0.48%)
CIT Group Holdings Inc
5.40%, 1/30/2016	1,000	880

Finance—Consumer Loans (0.54%)
American General Finance Corp
4.63%, 5/15/2009	1,000	997

Finance — Investment Banker & Broker (6.95%)
Citigroup Inc
6.50%, 1/18/2011	3,000	3,133
Goldman Sachs Group Inc/The
6.88%, 1/15/2011	2,500	2,651
Jefferies Group Inc
7.75%, 3/15/2012	1,500	1,629
6.25%, 1/15/2036	500	447
JPMorgan Chase & Co
5.13%, 9/15/2014	1,000	980
Merrill Lynch & Co Inc
6.00%, 2/17/2009	2,000	2,016
Morgan Stanley 4.75%, 4/1/2014	1,000	937
6.25%, 8/9/2026	1,000	976

		12,769

Finance—Leasing Company (0.09%)
DVI Inc	900	108
0.00%, 2/1/2004 (b)(c)(d)
0.00%, 2/1/2004 (b)(c)(d)	400	48

		156

Food—Retail (1.97%)
Fred Meyer Inc
7.45%, 3/1/2008	1,000	1,003
See accompanying notes

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Food—Retail (continued)
Safeway Inc
7.50%, 9/15/2009	$2,500	$2,625

		3,628

Forestry (0.27%)
Weyerhaeuser Co
7.38%, 3/15/2032	500	502

Investment Management & Advisory Services (0.55%)
Legg Mason Inc
6.75%, 7/2/2008	1,000	1,007

Life & Health Insurance (0.30%)
American General Corp
7.50%, 7/15/2025	500	556

Medical—Hospitals (2.73%)
HCA Inc/DE
8.75%, 9/1/2010	1,000	1,009
9.25%, 11/15/2016	1,000	1,050
7.50%, 11/6/2033	300	235
Tenet Healthcare Corp
6.38%, 12/1/2011	3,000	2,730

		5,024

Medical — Wholesale Drug Distribution (0.57%)
Cardinal Health Inc
6.75%, 2/15/2011	1,000	1,050

Metal—Diversified (1.10%)
Xstrata Canada Corp
6.00%, 10/15/2015	2,000	2,028

Multi-Line Insurance (0.56%)
Farmers Insurance Exchange
6.00%, 8/1/2014 (e)	1,000	1,028

Multimedia (1.50%)
Historic TW Inc
9.15%, 2/1/2023	300	367
News America Holdings Inc
8.00%, 10/17/2016	1,200	1,369
News America Inc
6.40%, 12/15/2035	1,000	1,011

		2,747

Non-Hazardous Waste Disposal (1.94%)
Allied Waste North America Inc
7.25%, 3/15/2015 (a)	2,000	1,990
Waste Management Inc
7.38%, 8/1/2010	1,500	1,584

		3,574

Oil Company — Exploration & Production (1.92%)
OPTI Canada Inc
7.88%, 12/15/2014 (e)	2,000	1,955

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil Company — Exploration & Production (continued)
XTO Energy Inc
6.25%, 4/15/2013	$1,500	$1,569

		3,524

Oil Company—Integrated (0.85%)
Petro-Canada
4.00%, 7/15/2013	1,000	930
9.25%, 10/15/2021	500	626

		1,556

Oil Refining & Marketing (0.57%)
Enterprise Products Operating LP
6.38%, 2/1/2013	1,000	1,041

Physical Therapy & Rehabilitation Centers (0.85%)
HealthsouthCorp
10.75%, 6/15/2016 (a)	1,500	1,568

Pipelines (3.67%)
ANR Pipeline Co
9.63%, 11/1/2021	1,200	1,600
El Paso Natural Gas Co
7.50%, 11/15/2026	2,500	2,627
Express Pipeline LP
7.39%, 12/31/2017 (e)	1,261	1,405
Southern Natural Gas Co
8.00%, 3/1/2032	1,000	1,114

		6,746

Publishing—Books (0.87%)
Reed Elsevier Capital Inc
6.75%, 8/1/2011	1,500	1,592

Regional Banks (2.62%)
Bank of America Corp
5.42%, 3/15/2017	1,000	966
Bank One Corp
10.00%, 8/15/2010	400	452
NCNB Corp
9.38%, 9/15/2009	1,100	1,183
Wells Fargo & Co
4.63%, 4/15/2014	2,250	2,215

		4,816

Reinsurance (0.28%)
Aspen Insurance Holdings Ltd
6.00%, 8/15/2014	500	512

REITS—Healthcare (3.58%)
HCP Inc
6.00%, 3/1/2015	2,000	1,954
Health Care REIT Inc
6.20%, 6/1/2016	2,000	1,906
See accompanying notes

Schedule of Investments
Income Account
December 31, 2007

	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
REITS—Healthcare (continued)
Healthcare Realty Trust Inc
8.13%, 5/1/2011	$2,500	$2,729

		6,589

REITS—Office Property (1.11%)
Arden Realty LP
5.20%, 9/1/2011	1,000	1,028
5.25%, 3/1/2015	1,000	1,005

		2,033

REITS—Shopping Centers (0.53%)
Developers Diversified Realty Corp
4.63%, 8/1/2010	1,000	974
Special Purpose Entity (2.08%)
CCM Merger Inc
8.00%, 8/1/2013 (e)	2,000	1,885
CDX North America High Yield
7.63%, 6/29/2012 (a)(e)	2,000	1,937

		3,822

Telecommunication Services (1.75%)
Qwest Corp
8.88%, 3/15/2012 (f)	2,000	2,140
TELUSCorp
8.00%, 6/1/2011	1,000	1,083

		3,223

Telephone—Integrated (2.32%)
Deutsche Telekom International Finance
8.00%, 6/15/2010 (f)	4,000	4,270
Toys (0.59%)
Mattel Inc
7.30%, 6/13/2011	1,000	1,091
Transport—Rail (1.39%)
Norfolk Southern Corp
6.20%, 4/15/2009	2,500	2,553
Transport—ervices (0.54%)
Trailer Bridge Inc
9.25%, 11/15/2011	1,000	999

TOTAL BONDS		$122,411

CONVERTIBLE BONDS (0.78%)
Containers—Paper & Plastic (0.78%)
Sealed Air Corp
3.00%, 6/30/2033 (e)(f)	1,500	1,436

TOTAL CONVERTIBLE BONDS		$1,436

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (29.89%)
Federal Home Loan Mortgage Corporation (FHLMC) (14.82%)
5.50%, 11/1/2017	518	526
5.50%, 1/1/2018	408	414

	Principal
	Amount	Value
	(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
5.00%, 4/1/2018	$1,013	$1,016
5.00%, 8/ 1/2019	3,012	3,018
9.00%, 1/ 1/2025	13	15
6.50%, 6/1/2029	126	131
6.50%, 8/ 1/2029	180	187
6.00%, 3/1/2031	188	191
5.50%, 5/1/2031	323	324
7.00%, 1/ 1/2032	163	170
6.00%, 5/1/2032	522	532
5.00%, 5/1/2033	2,920	2,854
4.50%, 8/ 1/2033	2,587	2,448
5.50%, 6/1/2035	2,263	2,259
5.00%, 11/1/2035	3,389	3,309
5.50%, 1/ 1/2036	3,361	3,355
5.00%, 2/1/2036	4,846	4,731
5.50%, 4/1/2036	1,779	1,776

		27,256

Federal National Mortgage Association (FNMA) (7.82%)
5.00%, 1/1/2018	1,034	1,037
4.00%, 9/1/2018	2,940	2,829
4.00%, 10/1/2018	2,361	2,273
7.00%, 1/ 1/2030	17	18
6.50%, 5/1/2031	116	120
6.00%, 4/1/2032	623	634
6.50%, 4/1/2032	583	603
6.50%, 5/1/2032	232	239
5.50%, 3/1/2033	1,081	1,081
5.50%, 6/1/2033	2,739	2,744
5.50%, 2/1/2035	2,801	2,799

		14,377

Government National Mortgage Association (GNMA)(0.32%)
9.00%, 2/15/2025	20	21
7.00%, 6/20/2031	204	216
6.00%, 5/20/2032 (f)	344	352

		589

U.S. Treasury (6.93%)
4.50%, 5/15/2017 (a)	2,000	2,073
5.38%, 2/15/2031 (a)	5,000	5,633
4.50%, 2/15/2036 (a)	5,000	5,026
		12,732

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$54,954

See accompanying notes

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (6.52%)
Money Market Funds (6.52%)
BNY Institutional Cash Reserve Fund (g)	$11,995	$11,995

TOTAL SHORT TERM INVESTMENTS		$11,995

REPURCHASE AGREEMENTS (4.22%)
Finance — Investment Banker & Broker (2.87%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $979,000; 5.38% -5.50%; dated 03/15/11-05/18/16) (g)	$969	$969
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $4,362,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (g)	4,315	4,314

		5,283

Money Center Banks (1.35%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,275,000; 3.75%-6.75%; dated 08/03/09-06/15/35)	1,238	1,238
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,275,000; 0% -5.5%; dated 05/15/08-04/03/12)	1,238	1,238

		2,476

TOTAL REPURCHASE AGREEMENTS		$7,759

Total Investments		$198,555
Liabilities in Excess of Other Assets, Net — (7.99)%		(14,687)

TOTAL NET ASSETS-100.00%		$183,868

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period the value of these securities totaled $156 or 0.08% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated these secrities are not considered illiquid At the end of the period. the value of these securities totaled $9646 or 5.25% of net assets.

(f)	Variable Rate

(g)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$5,151
Unrealized Depreciation	(4,160)

Net Unrealized Appreciation (Depreciation)	991
Cost for federal income tax purposes	197,564
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)

Sector	Percent

Financial	30.40%
Mortgage Securities	22.96%
Communications	11.01%
Utilities	10.43%
Energy	7.00%
Government	6.92%
Consumer, Cyclical	6.38%
Consumer, Non-cyclical	6.13%
Industrial	5.38%
Basic Materials	1.38%
Liabilities in Excess of Other Assets, Net	(7.99%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.83%)
Advertising Agencies (0.21%)
Omnicom Group Inc	12,100	$575

Advertising Sales (0.15%)
Lamar Advertising Co (a)	8,800	423

Aerospace & Defense (1.99%)
Boeing Co	17,500	1,531
General Dynamics Corp	17,800	1,584
Lockheed Martin Corp	9,000	947
Northrop Grumman Corp	5,800	456
Raytheon Co	5,700	346
Rockwell Collins Inc	8,400	605

		5,469

Aerospace & Defense Equipment (0.74%)
United Technologies Corp	26,400	2,021

Agricultural Chemicals (0.33%)
Monsanto Co	8,200	916

Agricultural Operations (0.13%)
Archer-Daniels-Midland Co	7,800	362

Airlines (0.23%)
Southwest Airlines Co	52,800	644

Applications Software (3.11%)
Intuit Inc (b)	19,500	617
Microsoft Corp	189,800	6,757
Red Hat Inc (a)(b)	55,200	1,150

		8,524

Athletic Footwear (0.10%)
Nike Inc	4,400	283

Audio & Video Products (0.08%)
Harman International Industries Inc	2,900	214

Auto—Car & Light Trucks (0.17%)
Ford Motor Co (a)(b)	67,700	456

Auto — Medium & Heavy Duty Trucks (0.14%)
Paccar Inc	7,000	381

Auto/Truck Parts & Equipment — Original (0.06%)
Johnson Controls Inc	4,600	166

Beverages — Non-Alcoholic (1.74%)
Coca-Cola Co/The	36,600	2,246
PepsiCo Inc	33,200	2,520

		4,766

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Brewery (0.49%)
Anheuser-Busch Cos Inc	25,600	$1,340

Building — Residential & Commercial (0.24%)
DR Hortonlnc	14,400	190
KB Home (a)	12,200	263
Lennar Corp(a)	11,700	209

		662

Building Products—Wood (0.11%)
Masco Corp	13,400	290

Cable TV (0.96%)
Cablevision Systems Corp (b)	8,300	203
EchoStar Communications Corp (b)	8,300	313
Rogers Communications Inc	20,400	923
Shaw Communications Inc	23,800	564
Time Warner Cable Inc (b)	22,500	621

		2,624

Casino Hotels (0.42%)
Harrah’s Entertainment Inc	3,800	337
Melco PBL Entertainment Macau Ltd ADR (a)(b)	42,100	487
MGM Mirage (b)	3,900	328

		1,152

Casino Services (0.42%)
International Game Technology	26,100	1,147

Cellular Telecommunications (0.26%)
MetroPCS Communications Inc (a)(b)	30,600	595
Nil Holdings Inc (b)	2,500	121

		716

Chemicals—Diversified (0.43%)
Dow Chemical Co/The	13,500	532
EI Du Pont de Nemours & Co	14,500	639

		1,171

Chemicals—Specialty (0.04%)
Sigma-Aldnch Corp(a)	2,200	120

Coal (0.64%)
Arch Coal Inc (a)	8,800	395
Consol Energy Inc	9,600	687
Peabody Energy Corp (a)	11,000	678

		1,760

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	2,300	134

Commercial Banks (0.47%)
First Horizon National Corp (a)	22,700	412
Marshall & Ilsley Corp	17,498	464
See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Synovus Financial Corp	17,700	$426

		1,302

Commercial Services (0.04%)
Quanta Services Inc (a)(b)	4,400	115

Commercial Services — Finance (0.56%)
H&R Block Inc	43,300	804
Moody’s Corp (a)	6,600	236
Western Union Co/The (b)	20,400	495

		1,535

Computer Services (0.16%)
Electronic Data Systems Corp	21,000	435

Computers (3.69%)
Apple Inc (b)	13,800	2,734
Dell Inc (b)	88,900	2,179
Hewlett-Packard Co	59,100	2,983
International Business Machines Corp	13,600	1,470
Sun Microsystems Inc (b)	41,375	750

		10,116

Computers — Memory Devices (0.51%)
EMC Corp/Massachusetts (b)	36,100	669
Network Appliance Inc (b)	13,500	337
Seagate Technology	15,400	393

		1,399

Consulting Services (0.27%)
Accenture Ltd	20,200	728

Consumer Products — Miscellaneous (0.51%)
Clorox Co	10,300	671
Fortune Brands Inc	3,100	225
Kimberly-Clark Corp	7,300	506

		1,402

Cosmetics & Toiletries (2.44%)
Avon Products Inc	20,300	802
Colgate-Palmolive Co	6,700	522
Estee Lauder Cos Inc/The	5,500	240
Procter & Gamble Co	69,892	5,132

		6,696

Cruise Lines (0.16%)
Carnival Corp	10,100	449

Data Processing & Management (0.27%)
Automatic Data Processing Inc	16,600	739

Disposable Medical Products (0.16%)
CR Bard Inc	4,700	446

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Distribution & Wholesale (0.06%)
Fastenal Co(a)	4,100	$166

Diversified Manufacturing Operations (5.32%)
3M Co	14,000	1,180
Cooper Industries Ltd	5,300	280
DanaherCorp	15,600	1,369
Dover Corp	9,500	438
General Electric Co	220,300	8,167
Honeywell International Inc	12,600	776
Illinois Tool Works Inc	6,100	327
Ingersoll-Rand CoLtd	18,000	836
Tyco International Ltd	30,400	1,205

		14,578

E-Commerce—Products (0.57%)
Amazon.Com Inc (b)	17,000	1,575

E-CommerceServices (0.25%)
eBay Inc (b)	8,200	272
Expedia Inc(a)(b)	13,000	411

		683

Electric—Generation (0.38%)
AES Corp/The (b)	49,000	1,048

Electric-Integrated (2.85%)
American Electric Power Co Inc	7,900	368
Centerpoint Energy Inc	16,600	284
Constellation Energy Group Inc	7,300	749
Edison International	11,000	587
Entergy Corp	6,000	717
Exelon Corp	20,300	1,657
FirstEnergy Corp	12,500	904
Pinnacle West Capital Corp	3,200	136
PPL Corp	15,200	792
Public Service Enterprise Group Inc	11,900	1,169
TECO Energy Inc (a)	26,200	451

		7,814

Electronic Components — Miscellaneous (0.45%)
Flextronics International Ltd (b)	20,500	247
Tyco Electronics Ltd	26,800	995

		1,242

Electronic Components — Semiconductors (1.33%)
Advanced Micro Devices Inc (a)(b)	146,800	1,101
Broadcom Corp (b)	22,000	575
Intel Corp	36,600	976
Xilinx Inc	45,400	993

		3,645

See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (b)	9,100	$334

Engineering — Research & Development Services (0.27%)
Fluor Corp	2,100	306
Foster Wheeler Ltd (b)	1,600	248
McDermott International Inc (b)	3,000	177

		731

Enterprise Software & Services (0.49%)
Oracle Corp (b)	59,800	1,350

Entertainment Software (0.16%)
Electronic Arts Inc (b)	7,600	444

Fiduciary Banks (0.96%)
Bank of New York Mellon Corp/The	26,500	1,292
Northern Trust Corp	3,400	260
State Street Corp	13,200	1,072

		2,624

Finance—Commercial (0.16%)
CIT Group Inc	18,800	452

Finance—Consumer Loans (0.02%)
SLM Corp	3,400	68

Finance—Credit Card (0.26%)
American Express Co	13,800	718

Finance — Investment Banker & Broker (4.83%)
Bear Stearns Cos Inc/The	1,000	88
Citigroup Inc	123,460	3,635
Goldman Sachs Group Inc/The	8,100	1,742
Interactive Brokers Group Inc (a)(b)	14,500	469
JPMorgan Chase & Co	82,088	3,583
Lehman Brothers Holdings Inc	13,800	903
Merrill Lynch & Co Inc	24,900	1,336
Morgan Stanley	28,200	1,498

		13,254

Finance — Mortgage Loan/Banker (0.40%)
Countrywide Financial Corp (a)	41,800	374
Freddie Mac	21,400	729

		1,103

Finance—Other Services (0.47%)
CME Group Inc	1,400	961
IntercontmentalExchange Inc(b)	1,700	327

		1,288

Food — Miscellaneous/Diversified (1.05%)
Campbell Soup Co	4,100	146
ConAgra Foods Inc	15,000	357
General Mills Inc	14,800	844

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Miscellaneous/Diversified (continued)
Kraft Foods Inc	46,993	$1,533

		2,880

Food—Retail (0.16%)
Kroger Co/The	10,700	286
Whole Foods Market Inc	3,900	159

		445

Food — Wholesale & Distribution (0.29%)
SUPERVALU Inc	6,800	255
SYSCO Corp	17,100	534

		789

Forestry (0.10%)
Weyerhaeuser Co	3,700	273

Gas—Distribution (0.35%)
NiSource Inc	5,600	106
Sempra Energy	13,700	848

		954

Gold Mining (0.06%)
Barrick Gold Corp	3,800	160

Health Care Cost Containment (0.15%)
McKesson Corp	6,100	400

Home Decoration Products (0.05%)
Newell Rubbermaid Inc	5,400	140

Hotels & Motels (0.33%)
Marriott International Inc/DE	21,800	745
Wyndham Worldwide Corp	6,300	149

		894

Human Resources (0.23%)
Monster Worldwide Inc (a)(b)	14,800	480
Robert Half International Inc	5,400	146

		626

Independent Power Producer (0.55%)
Dynegy Inc (b)	59,600	425
NRG Energy Inc (a)(b)	13,400	581
Reliant Energy Inc (b)	18,900	496

		1,502

Industrial Gases (0.47%)
Praxair Inc	14,500	1,286

Instruments—Scientific (0.26%)
Applera Corp — Applied Biosystems Group	6,400	217
Thermo Fisher Scientific Inc (b)	8,700	502

		719

Insurance Brokers (0.31%)
AON Corp	13,700	653
See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Insurance Brokers (continued)
Marsh & McLennan Cosine	7,700	$204

		857

internet Security (0.28%)
VenSign Ine (b)	20,200	760

Investment Management & Advisory Services (0.42%)
Ameriprise Financial Ine	3,820	211
Federated Investors Inc	9,900	407
Franklin Resources Ine	4,600	526

		1,144

Life & Health Insurance (0.97%)
Cigna Corp	9,800	527
Lincoln National Corp	14,200	827
Prudential Financial Inc	13,900	1,293

		2,647

Machinery — Construction & Mining (0.46%)
Joy Global Inc	7,200	474
Terex Corp(b)	12,200	800

		1,274

Medical — Biomedical/Gene (0.90%)
Amgen Inc(b)	24,600	1,142
Celgene Corp(b)	14,700	679
Genentech Inc(b)	2,800	188
Genzyme Corp(a)(b)	4,000	298
Millipore Corp(b)	2,200	161

		2,468

Medical — Drugs (4.48%)
Abbott Laboratories	24,600	1,381
Allerganlnc/Umted States	12,800	822
Bristol-Myers Squibb Co	48,500	1,286
Cephalon Inc(a)(b)	2,300	165
Eli Lilly & Co	22,800	1,217
Merck & Co Inc	54,200	3,150
Pfizer Inc	77,800	1,769
Schering-Plough Corp	41,300	1,100
Wyeth	31,400	1,388

		12,278

Medical - HMO (1.32%)
Aetna Inc	13,100	756
Humana Inc (b)	6,100	460
UnitedHealth Group Inc	18,800	1,094
WellPoint Inc (b)	14,900	1,307

		3,617

Medical — Wholesale Drug Distribution (0.31%)
Cardinal Health Inc	14,600	843

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Medical Instruments (0.84%)
Medtronic Inc	32,100	$1,613
St Jude Medical Inc (b)	16,900	687

		2,300

Medical Laboratory & Testing Service (0.15%)
Laboratory Corp of America Holdings (a)(b)	5,300	400

Medical Products (2.57%)
Baxter International Inc	10,400	604
Becton Dickinson & Co	6,700	560
Covidien Ltd	25,900	1,147
Johnson & Johnson	60,100	4,009
Stryker Corp(b)	5,600	418
Zimmer Holdings Inc (b)	4,700	311

		7,049

Metal-Diversified (0.71%)
Freeport-McMoRan Copper & Gold Inc	14,053	1,439
Rio Tinto PLC ADR	1,200	504

		1,943

Metal Processors & Fabrication (0.14%)
Precision Castparts Corp	2,800	388

Motorcycle/Motor Scooter (0.10%)
Harley-Davidson Inc	6,000	280

Multi-Line Insurance (3.02%)
ACE Ltd	12,400	766
American International Group Inc	65,200	3,801
Assurant Inc	6,500	435
Genworth Financial Inc	25,600	652
Hartford Financial Services Group Inc	7,500	654
Loews Corp	8,800	443
MetLife Inc	24,800	1,528

		8,279

Multimedia (1.46%)
EW Scripps Co (a)	8,200	369
McGraw-Hill Cos Inc/The	8,900	390
Meredith Corp	3,400	187
News Corp	51,500	1,055
Time Warner Inc	49,100	811
Walt Disney Co/The	36,800	1,188

		4,000

Networking Products (1.04%)
Cisco Systems Inc (b)	60,900	1,648
Juniper Networks Inc (b)	36,200	1,202

		2,850

Non-Hazardous Waste Disposal (0.37%)
Allied Waste Industries Inc (b)	64,100	706
See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Non-Hazardous Waste Disposal (continued)
Republic Services Inc	9,550	$300

		1,006

Office Supplies & Forms (0.14%)
Avery Dennison Corp	7,300	388

Oil-Field Services (2.11%)
Baker Hughes Inc	14,800	1,201
BJ Services Co	15,300	371
Schlumberger Ltd	42,800	4,210

		5,782

Oil & Gas Drilling (0.51%)
Nabors Industries Ltd (a)(b)	5,900	161
Transoceanic	8,674	1,242

		1,403

Oil Company — Exploration & Production (1.07%)
Devon Energy Corp	6,800	604
EOG Resources Inc	7,900	705
Occidental Petroleum Corp	13,700	1,055
XTO Energy Inc	11,000	565

		2,929

Oil Company-Integrated (7.09%)
Chevron Corp	28,800	2,688
ConocoPhillrps	23,100	2,040
Exxon Mobil Corp	131,300	12,301
Murphy Oil Corp	15,300	1,298
Total SA ADR	13,300	1,099

		19,426

Oil Field Machinery & Equipment (0.57%)
FMC Technologies Inc (b)	14,600	828
Grant Pndeco Inc (b)	13,000	721

		1,549

Oil Refining & Marketing (0.63%)
Sunoco Inc	14,100	1,022
Valero Energy Corp	9,900	693

		1,715

Optical Supplies (0.12%)
Alcon Inc	2,300	329

Paper & Related Products (0.30%)
AbitibiBowater Inc(a)	8,600	178
International Paper Co	16,900	547
MeadWestvacoCorp	1,700	53
Temple-Inland Inc	2,400	50

		828

Pharmacy Services (0.15%)
Medco Health Solutions Inc (b)	4,100	416

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Pipelines (0.30%)
Spectra Energy Corp (a)	31,900	$824
Property & Casualty Insurance (0.35%)
Progressive Corp/The (a)	14,600	280
Travelers Cos Inc/The	12,515	673

		953

Real Estate Operator & Developer (0.01%)
Forestar Real Estate Group Inc (b)	800	19

Regional Banks (3.17%)
Bank of America Corp	59,886	2,471
Capital One Financial Corp	13,400	633
PNC Financial Services Group Inc	7,400	486
SunTrust Banks Inc	13,600	850
US Bancorp	42,800	1,358
Wachovia Corp	17,300	658
Wells Fargo & Co	73,600	2,222

		8,678

REITS—Apartments (0.20%)
Equity Residential	14,900	543

REITS—Office Property (0.19%)
Boston Properties Inc	5,700	523

REITS—Regional Malls (0.31%)
Simon Property Group Inc	9,900	860

REITS — Warehouse & Industrial (0.17%)
Prologis	7,500	475

Retail—Apparel & Shoe (0.29%)
Coach Inc (b)	14,800	452
Ross Stores Inc	13,800	353

		805

Retail—Bedding (0.42%)
Bed Bath & Beyond Inc (b)	39,300	1,155

Retail—Building Products (0.75%)
Home Depot Inc	47,500	1,280
Lowe’s Cos Inc	34,900	789

		2,069

Retail — Consumer Electronics (0.05%)
Best Buy Co Inc	2,550	134

Retail—Discount (1.92%)
Costco Wholesale Corp	9,600	670
Target Corp	21,500	1,075
TJX Cos Inc	26,100	750
See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail—Discount (continued)
Wal-Mart Stores Inc	58,500	$2,780

		5,275

Retail—Drug Store (0.80%)
CVS Caremark Corp	38,778	1,541
Walgreen Co	16,900	644

		2,185

Retail — Regional Department Store (0.55%)
Kohl’s Corp (b)	32,700	1,498

Retail—Restaurants (0.08%)
Starbucks Corp (b)	11,300	231
Savings & Loans—Thrifts (0.05%)
Guaranty Financial Group Inc(b)	800	13
Washington Mutual Inc (a)	8,600	117

		130

Schools (0.05%)
Apollo Group Inc (b)	1,800	126
Semiconductor Component — Integrated Circuits (0.65%)
Marvell Technology Group Ltd (b)	87,300	1,220
Maxim Integrated Products Inc	21,300	564

		1,784

Semiconductor Equipment (0.40%)
Applied Materials Inc	44,700	794
ASML Holding NV (a)(b)	9,454	296

		1,090

Steel—Producers (0.25%)
Nucor Corp	11,700	693

Steel—Specialty (0.10%)
Allegheny Technologies Inc	3,300	285

Telecommunication Equipment (0.18%)
Alcatel-Lucent ADR (a)	67,792	496

Telecommunication Equipment — Fiber Optics (0.57%)
Corning Inc	54,200	1,300
JDS Uniphase Corp (a)(b)	18,700	249

		1,549

Telephone—Integrated (2.20%)
AT&T Inc	145,177	6,034
Therapeutics (0.52%)
Gilead Sciences Inc (b)	28,000	1,288
Warner Chilcott Ltd (a)(b)	7,900	140

		1,428

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Tobacco (0.54%)
Altna Group Inc	19,700	$1,489
Toys (0.11%)
Hasbro Inc	11,700	299
Transport—Rail (0.49%)
Canadian National Railway Co	5,300	249
Norfolk Southern Corp	19,000	958
Union Pacific Corp	1,100	138

		1,345

Transport—Services (0.25%)
Expeditors International Washington Inc	15,200	679

Web Portals (1.65%)
Google Inc (b)	6,000	4,149
Yahoo! Inc (a)(b)	15,600	363

		4,512

Wireless Equipment (1.84%)
American Tower Corp (b)	30,260	1,289
Crown Castle International Corp (a)(b)	25,200	1,048
Motorola Inc	65,600	1,052
Qualcomm Inc	41,900	1,649

		5,038

TOTAL COMMON STOCKS		$268,215

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.06%)
U.S. Treasury Bill (0.06%)
2.58%, 1/24/2008 (b)(c)	$150	150

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$150

SHORT TERM INVESTMENTS (2.84%)
Money Market Funds (2.84%)
BNY Institutional Cash Reserve Fund (d)	$7,786	$7,786

TOTAL SHORT TERM INVESTMENTS		$7,786

REPURCHASE AGREEMENTS (1.26%)
Finance — Investment Banker & Broker (1.26%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,486,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (d)	$3,448	$3,447

TOTAL REPURCHASE AGREEMENTS		$3,447

Total Investments		$279,598
Liabilities in Excess of Other Assets, Net — (1.99)%		(5,445)

TOTAL NET ASSETS-100.00%		$274,153

See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

(a)	Security or a portion of the security was on loan at the end of the penod.

(b)	Non-Income Producing Security

(c)	Secun=rity or a portion of the security was- pledged to cover margin requirements for futures contracts. At the end of the period the value of these securities totaled $150 or 0.05% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$28,362
Unrealized Depreciation	(23,190)

Net Unrealized Appreciation (Depreciation)	5,172
Cost for federal income tax purposes	274,426
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P500 eMini; March 2008	29	$2,159	$2,142	$(17)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	20.85%
Consumer, Non-cyclical	20.30%
Energy	12.91%
Communications	11.61%
Industrial	10.97%
Technology	10.77%
Consumer, Cyclical	7.55%
Utilities	4.13%
Basic Materials	2.85%
Government	0.05%
Liabilities in Excess of Other Assets, Net	(1.99%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.78%
See accompanying notes

Schedule of Investments
MidCap Stock Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.84%)
Airlines (2.68%)
AMR Corp (a)(b)	73,500	$1,031
Continental Airlines Inc (a)(b)	49,700	1,106

		2,137

Auto/Truck Parts & Equipment — Original (2.31%)
Magna International Inc (a)	22,900	1,842

Chemicals—Specialty (5.52%)
Cabot Corp	61,100	2,037
Lubnzol Corp	35,700	1,934
OM Group Inc (b)	7,300	420

		4,391

Coatings & Paint (1.82%)
ValsparCorp(a)	64,100	1,445

Commercial Banks (1.76%)
Cullen/Frost Bankers Inc (a)	10,300	522
TCF Financial Corp	49,100	880

		1,402

Commercial Services (2.34%)
Weight Watchers International Inc	41,300	1,866

Computers — Integrated Systems (1.16%)
Diebold Inc	32,000	927

Computers — Memory Devices (1.71%)
Network Appliance Inc (b)	54,400	1,358

Computers — Peripheral Equipment (2.34%)
Electronics for Imaging (b)	82,700	1,859

Cosmetics & Toiletries (1.55%)
Estee Lauder Cos Inc/The	28,300	1,234

Data Processing & Management (2.41%)
Fidelity National Information Services	46,053	1,915

Diversified Manufacturing Operations (2.32%)
Teleflex Inc	29,300	1,846

Electric — Integrated (6.93%)
DTE Energy Co (a)	38,500	1,693
Pinnacle West Capital Corp	47,800	2,027
Wisconsin Energy Corp	36,900	1,797

		5,517

Electronic Components — Semiconductors (2.62%)
Mcrochip Technology Inc	66,450	2,088

Electronic Parts Distribution (2.26%)
Arrow Electronics Inc (b)	45,700	1,795

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Enterprise Software & Services (2.27%)	50,600	$1,803
BMC Software Inc (b)

Financial Guarantee Insurance (0.96%)
AMBAC Financial Group Inc (a)	29,800	768

Food — Dairy Products (0.80%)
Dean Foods Co	24,500	634

Machinery Tools & Related Products (3.08%)
Lincoln Electric Holdings Inc (a)	34,400	2,449

Medical — Generic Drugs (2.12%)
Mylan Inc(a)	119,925	1,686

Medical — Hospitals (2.14%)
Universal Health Services Inc (a)	33,300	1,705

Medical — Wholesale Drug Distribution (0.52%)
AmerisourceBergen Corp	9,200	413

Medical Information Systems (2.24%)
IMS Health Inc	77,402	1,783

Medical Instruments (1.32%)
Edwards Lifesciences Corp (a)(b)	22,900	1,053

Medical Laboratory & Testing Service (2.83%)
Covance Inc(a)(b)	26,000	2,252

Medical Products (0.06%)
PSS World Medical Inc (a)(b)	2,600	51

Multi-Line Insurance (2.83%)
HCC Insurance Holdings Inc	78,500	2,251

Non-Hazardous Waste Disposal (3.76%)
Allied Waste Industries Inc (b)	69,600	767
Republic Services Inc	70,900	2,223

		2,990

Office Furnishings — Original (2.16%)
HNI Corp(a)	49,100	1,722

Oil & Gas Drilling (2.30%)
Nabors Industries Ltd (b)	66,900	1,832

Oil Company — Exploration & Production (5.34%)
Cimarex Energy Co (a)	49,800	2,118
Noble Energy Inc	26,800	2,131

		4,249

Property & Casualty Insurance (2.03%)
Fidelity National Financial Inc	110,626	1,616
See accompanying notes

Schedule of Investments
MidCap Stock Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Reinsurance (1.78%)
Max Capital Group Ltd	50,500	$1,414

REITS — Office Property (2.32%)
Alexandria Real Estate Equities Inc (a)	18,200	1,850

REITS — Regional Malls (1.15%)
General Growth Properties Inc (a)	22,200	914

Rental — Auto & Equipment (2.31%)
Aaron Rents Inc (a)	95,500	1,837

Retail — Apparel & Shoe (2.19%)
Nordstrom Inc	47,500	1,745

Retail — Jewelry (2.50%)
Tiffany & Co (a)	43,200	1,989

Retail — Restaurants (1.06%)
Papa John’s International Inc (b)	37,200	844

Savings & Loans-Thrifts (2.62%)
Washington Federal Inc (a)	98,950	2,089

Toys (2.32%)
Mattel Inc	97,100	1,849

Transport — Marine (2.10%)
Tidewater Inc (a)	30,500	1,673

TOTAL COMMON STOCKS		$77,083

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (21.36%)
Money Market Funds (21.36%)
BNY Institutional Cash Reserve Fund (c)	$17,000	$17,000

TOTAL SHORT TERM INVESTMENTS		$17,000

REPURCHASE AGREEMENTS (8.11%)
Finance — Investment Banker & Broker (5.22%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $405,000; 5.38% - 5.50%; dated 03/15/11 - 05/18/16) (c)	$401	$401

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,797,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (c)	3,756	3,755

		4,156

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (2.89%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,183,000; 3.75% - 6.75%; dated 08/03/09-06/15/35)	$1,149	$1,149
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,183,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	1,149	1,149

		2,298

TOTAL REPURCHASE AGREEMENTS		$6,454

Total Investments		$100,537
Liabilities in Excess of Other Assets, Net — (26.31)%		(20,943)

TOTAL NET ASSETS — 100.00%		$79,594

(a)	Security or a portion of the security was on loan at the end of the penod.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from secunties loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$19,820
Unrealized Depreciation	(3,883)

Net Unrealized Appreciation (Depreciation)	15,937
Cost for federal income tax purposes	84,600
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	44.93%
Consumer, Non-cyclical	15.99%
Consumer, Cyclical	15.24%
Technology	14.74%
Industrial	13.51%
Energy	7.64%
Basic Materials	7.33%
Utilities	6.93%
Liabilities in Excess of Other Assets, Net	(26.31%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (90.80%)
Agricultural Operations (2.47%)
Cargill Inc
4.84%, 1/24/2008	$1,000	$997
5.05%, 1/31/2008	1,100	1,095
4.72%, 2/25/2008	960	953
5.00%, 2/28/2008	1,100	1,091
4.85%, 3/19/2008	625	619
4.64%, 3/25/2008	1,000	989
4.64%, 3/26/2008	1,100	1,088

		6,832

Asset Backed Securities (2.65%)
CAFCO
5.50%, 1/11/2008	1,000	998
4.88%, 1/16/2008	1,000	998
4.77%, 1/29/2008	1,200	1,196
4.95%, 3/14/2008	1,000	990
5.00%, 3/14/2008	1,000	990
FCAR Owner Trust I
5.35%, 3/6/2008	1,000	990
5.65%, 3/17/2008	1,200	1,186

		7,348

Beverages — Non-Alcoholic (1.99%)
Coca-Cola Co
4.20%, 2/19/2008	860	855
4.45%, 2/25/2008	1,100	1,093
4.39%, 2/26/2008	1,200	1,192
4.43%, 2/28/2008	1,200	1,191
4.46%, 2/29/2008	1,200	1,191

		5,522

Chemicals — Diversified (1.68%)
BASF AG
5.19%, 1/10/2008	1,000	999
4.63%, 2/1/2008	1,000	996
4.25%, 3/27/2008	1,675	1,658
4.20%, 3/31/2008	1,000	989

		4,642

Commercial Banks (11.97%)
Calyon North America
4.51%, 2/29/2008	1,100	1,092
4.73%, 3/19/2008	1,200	1,188
4.77%, 3/27/2008	950	939
4.72%, 4/14/2008	1,200	1,184
4.63%, 4/21/2008	1,000	986
Nordea North America
5.34%, 1/3/2008	1,000	1,000
5.47%, 1/8/2008	900	899
4.68%, 2/7/2008	1,000	995
4.89%, 3/7/2008	1,000	991
Skandmaviska Enskilda Banken
5.07%, 1/25/2008	650	648

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Commercial Banks (continued)
Skandmaviska Enskilda Banken (continued)
4.72%, 2/1/2008	$2,000	$1,992
5.10%, 2/6/2008	1,000	995
4.80%, 2/8/2008	1,000	995
4.89%, 2/21/2008	900	894
Societe Generale North America Inc
5.10%, 1/2/2008	780	780
5.05%, 1/7/2008	920	919
5.14%, 1/7/2008	800	799
4.90%, 1/22/2008	1,015	1,012
5.10%, 2/1/2008	800	796
4.85%, 2/4/2008	930	926
4.69%, 2/27/2008	1,500	1,489
Svenska Handelsbanken
5.05%, 1/15/2008	900	898
5.04%, 1/17/2008	1,100	1,097
Toronto — Dominion Holdings
5.07%, 1/15/2008	550	549
5.06%, 1/31/2008	1,100	1,095
4.69%, 2/11/2008	900	895
5.02%, 2/28/2008	1,000	992
Westpac Banking Corp
4.68%, 1/30/2008	900	897
4.63%, 2/5/2008	750	747
4.72%, 2/5/2008	1,100	995
4.93%, 2/26/2008	1,100	1,092
4.85%, 3/13/2008	1,200	1,188
4.87%, 3/18/2008	1,200	1,187

		33,151

Computers (0.43%)
IBM Capital Corp
4.21%, 1/16/2008	1,200	1,198

Cosmetics & Toiletries (0.32%)
Procter & Gamble
4.46%, 2/7/2008	900	896

Distribution & Wholesale (0.40%)
Louis Dreyfus
5.20%, 1/8/2008	1,100	1,099

Diversified Financial Services (2.59%)
General Electric Capital
4.74%, 1/18/2008	1,100	1,098
4.62%, 2/12/2008	1,060	1,054
4.66%, 2/12/2008	1,100	1,094
4.35%, 3/20/2008	1,000	990
4.56%, 4/1/2008	870	860
4.31%, 4/2/2008	1,100	1,088
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Pfizer Investment Capital
4.33%, 5/5/2008	$1,000	$985

		7,169

Diversified Manufacturing Operations (2.18%)
Danaher Corp
4.62%, 1/ 3/2008	1,100	1,100
4.65%, 1/22/2008	1,100	1,097
4.65%, 1/30/2008	570	568
Dover Corp
4.30%, 1/14/2008	1,000	998
4.25%, 2/4/2008	1,200	1,195
4.40%, 2/15/2008	1,100	1,094

		6,052

Finance — Auto Loans (2.68%)
Paccar Financial
4.48%, 3/3/2008	1,100	1,092
Toyota Motor Credit
4.78%, 1/16/2008	800	798
4.65%, 2/25/2008	930	923
4.70%, 3/3/2008	1,100	1,091
4.69%, 3/7/2008	800	793
4.66%, 3/24/2008	1,200	1,187
4.38%, 3/31/2008	560	554
4.43%, 4/4/2008	1,000	989

		7,427

Finance-Consumer Loans (4.74%)
American General Finance
4.59%, 1/28/2008	1,100	1,096
4.92%, 1/28/2008	800	797
4.80%, 1/31/2008	1,100	1,096
HSBC Finance
4.65%, 1/30/2008	1,000	996
4.53%, 2/19/2008	1,100	1,093
4.70%, 2/29/2008	1,000	992
4.75%, 2/29/2008	1,100	1,092
4.70%, 3/4/2008	910	903
4.60%, 3/11/2008	1,000	991
John Deere Bank S.A.
4.30%, 2/14/2008	1,100	1,094
John Deere Capital Corp
4.72%, 1/7/2008	1,000	999
4.72%, 2/1/2008	1,000	996
4.48%, 2/5/2008	1,000	996

		13,141

Finance-Credit Card (1.49%)
American Express Credit
4.70%, 2/6/2008	870	866
4.70%, 2/7/2008	1,100	1,095
4.50%, 2/21/2008	1,200	1,192

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Finance-Credit Card (continued)
American Express Credit (continued)
4.65%, 2/27/2008	$980	$973

		4,126

Finance — Investment Banker & Broker (9.03%)
Citigroup Funding
4.85%, 3/12/2008	1,200	1,189
4.88%, 3/18/2008	1,200	1,187
4.85%, 4/2/2008	880	869
Goldman Sachs Group
4.83%, 1/16/2008	890	888
4.80%, 1/18/2008	820	818
4.82%, 1/23/2008	1,000	997
4.62%, 2/7/2008	900	896
4.77%, 2/22/2008	1,100	1,092
4.80%, 2/27/2008	1,100	1,092
ING U.S. Funding
4.70%, 1/7/2008	1,000	999
5.05%, 1/16/2008	900	898
5.04%, 1/18/2008	1,100	1,097
5.00%, 3/7/2008	1,200	1,189
4.64%, 3/18/2008	1,000	990
4.81%, 3/28/2008	920	909
JP Morgan Chase
5.07%, 1/3/2008	1,000	1,000
5.03%, 1/22/2008	1,000	997
4.60%, 4/17/2008	730	720
Merrill Lynch & Co Inc
4.75%, 1/15/2008	770	769
4.70%, 1/17/2008	1,000	998
5.05%, 2/11/2008	1,100	1,094
Morgan Stanley
5.62%, 1/2/2008	860	860
5.62%, 1/4/2008	1,100	1,099
4.96%, 5/19/2008	1,200	1,177
4.97%, 5/21/2008	1,200	1,177

		25,001

Finance-Leasing Company (2.39%)
International Lease Finance
4.57%, 1/4/2008	580	580
4.73%, 1/9/2008	660	659
4.62%, 1/22/2008	1,000	997
4.80%, 1/24/2008	1,000	997
4.61%, 3/4/2008	1,100	1,091
4.61%, 3/10/2008	1,100	1,090
River Fuel Funding
4.69%, 1/31/2008	1,200	1,196

		6,610

Finance-Other Services (7.65%)
ABN-AMRO North America Finance Inc
5.08%, 1/10/2008	1,000	999
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Finance — Other Services (continued)
ABN-AMRO North America Finance Inc
5.05%, 1/14/2008	$1,000	$998
4.95%, 1/15/2008	1,000	998
4.77%, 2/15/2008	1,000	994
4.85%, 3/10/2008	800	793
5.00%, 3/10/2008	1,200	1,189
Commoloco
4.90%, 1/24/2008	1,000	997
CRC Funding
5.12%, 1/4/2008	1,200	1,199
4.74%, 1/7/2008	1,000	999
5.01%, 1/17/2008	635	634
4.77%, 2/8/2008	2,000	1,990
Private Export Funding
4.72%, 1/11/2008	900	899
4.50%, 2/20/2008	1,100	1,093
4.52%, 2/28/2008	1,100	1,092
4.30%, 3/5/2008	1,100	1,092
4.50%, 3/11/2008	1,000	991
4.22%, 3/13/2008	1,975	1,958
4.32%, 3/14/2008	1,200	1,189
4.22%, 3/26/2008	1,100	1,089

		21,193

Life & Health Insurance (2.15%)
Prudential PLC
5.33%, 1/25/2008	1,000	997
4.82%, 2/4/2008	870	866
4.75%, 2/8/2008	1,725	1,716
5.00%, 3/5/2008	1,200	1,189
4.80%, 3/10/2008	1,200	1,189

		5,957

Medical — Drugs (2.12%)
Astrazeneca PLC
4.94%, 1/8/2008	1,100	1,099
4.90%, 1/11/2008	800	799
4.95%, 1/11/2008	1,000	999
5.22%, 1/14/2008	1,000	998
4.93%, 1/28/2008	1,000	996
4.80%, 2/21/2008	1,000	993

		5,884

Medical — Hospitals (0.36%)
Catholic Healthcare Initiatives
4.90%, 3/6/2008	1,000	1,000

Money Center Banks (8.64%)
Bank of America
4.98%, 1/2/2008	1,000	1,000
5.02%, 1/2/2008	1,000	1,000
4.57%, 1/28/2008	2,000	1,993

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Money Center Banks (continued)
Bank of America (continued)
4.90%, 1/30/2008	$815	$812
4.76%, 3/4/2008	800	793
4.84%, 4/3/2008	1,000	987
Bank of Scotland PLC
4.73%, 1/15/2008	1,000	998
4.94%, 1/23/2008	1,000	997
5.00%, 1/23/2008	1,000	997
5.03%, 2/12/2008	1,100	1,094
4.70%, 2/26/2008	680	675
4.90%, 3/17/2008	1,200	1,188
4.85%, 3/25/2008	900	890
BNP Paribas Finance
5.31%, 1/9/2008	960	959
4.85%, 2/5/2008	1,000	995
4.88%, 3/14/2008	1,100	1,089
4.78%, 3/20/2008	870	861
4.63%, 4/25/2008	1,000	985
UBS Finance Delaware LLC
4.86%, 1/2/2008	810	810
5.03%, 1/24/2008	1,000	997
4.88%, 2/15/2008	940	934
4.93%, 2/25/2008	700	695
5.02%, 3/6/2008	1,200	1,189
4.53%, 5/28/2008	1,000	981

		23,919

Multi-line Insurance (1.84%)
Genworth Financial
4.50%, 1/8/2008	1,010	1,009
4.50%, 1/10/2008	2,000	1,998
4.50%, 1/17/2008	1,000	998
4.50%, 1/25/2008	1,100	1,096

		5,101

Multimedia (1.12%)
Walt Disney Co
4.84%, 1/14/2008	1,000	998
4.81%, 1/22/2008	1,000	997
4.80%, 1/29/2008	1,100	1,096

		3,091

Oil Company — Integrated (2.70%)
BP Capital Markets PLC
4.76%, 2/4/2008	1,100	1,095
4.46%, 3/3/2008	1,100	1,092
4.44%, 3/6/2008	1,200	1,190
4.44%, 3/13/2008	1,200	1,189
4.44%, 3/20/2008	1,100	1,089
4.74%, 3/27/2008	830	822
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Oil Company — Integrated (continued)
Chevron Funding Corp
4.35%, 3/3/2008	$1,000	$993

		7,470

Retail — Discount (0.79%)
Wal — Mart Stores
4.72%, 1/8/2008	1,000	999
4.45%, 1/29/2008	1,200	1,196

		2,195

Sovereign Agency (1.44%)
Fannie Mae Discount Notes
4.28%, 2/22/2008	1,100	1,093
4.18%, 4/11/2008	720	712
Federal Home Loan Bank Discount Notes
4.25%, 3/19/2008	1,100	1,090
Freddie Mac
4.25%, 3/24/2008	1,100	1,089

		3,984

Special Purpose Entity (10.45%)
American Honda Finance Corp
4.50%, 1/3/2008	1,100	1,100
4.38%, 2/11/2008	1,000	995
4.50%, 2/11/2008	1,200	1,194
4.25%, 2/21/2008	1,100	1,093
Barclays U.S. Funding
5.13%, 2/20/2008	1,100	1,092
4.91%, 2/26/2008	1,000	992
4.70%, 3/5/2008	1,100	1,091
Charta LLC
4.78%, 2/6/2008	900	896
DWS Scudder Money Market Series
4.93%, 12/31/2008	4,025	4,025
Grampian Funding
5.20%, 1/11/2008	1,000	999
Lehman Brothers Holdings Inc
4.80%, 2/12/2008	1,000	994
Prudential Funding Corp
4.65%, 2/22/2008	1,200	1,192
4.20%, 3/4/2008	1,200	1,191
Ranger Funding
4.74%, 1/25/2008	1,500	1,495
4.82%, 2/6/2008	1,000	995
4.82%, 2/13/2008	1,100	1,094
4.85%, 2/13/2008	1,100	1,094
4.90%, 2/13/2008	1,000	994
Southern Company Funding
4.57%, 1/17/2008	1,000	998
Yorktown Capital
5.85%, 1/10/2008	845	844
4.85%, 1/18/2008	1,200	1,197
4.85%, 2/4/2008	810	806
5.10%, 2/19/2008	1,500	1,490

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Special Purpose Entity (continued)
Yorktown Capital (continued)
5.25%, 3/11/2008	$1,100	$1,089

		28,950

Supranational Bank (1.76%)
Corp Andma de Fomento
5.14%, 1/4/2008	1,000	999
5.51%, 1/14/2008	1,000	998
5.04%, 2/14/2008	710	706
5.05%, 2/15/2008	1,000	994
5.02%, 3/12/2008	1,200	1,188

		4,885

Telephone — Integrated (2.37%)
Telstra Corp
5.05%, 1/9/2008	1,000	999
5.05%, 1/9/2008	1,100	1,099
4.68%, 1/24/2008	1,000	997
4.70%, 1/24/2008	710	708
4.65%, 2/14/2008	1,100	1,094
4.70%, 2/14/2008	1,000	994
4.35%, 3/12/2008	685	679

		6,570

Tools — Hand held (0.40%)
Stanley Works
4.50%, 1/9/2008	1,100	1,099

TOTAL COMMERCIAL PAPER		$251,512

CERTIFICATE OF DEPOSIT (1.48%)
Commercial Banks (1.48%)
Citibank NA
4.94%, 1/23/2008	1,200	1,200
4.75%, 1/29/2008	1,000	1,000
4.75%, 1/30/2008	900	900
Wachovia Bank
4.90%, 4/28/2008	1,000	1,000

		4,100

TOTAL CERTIFICATE OF DEPOSIT		$4,100

BONDS (5.00%)
Asset Backed Securities (0.20%)
Caterpillar Financial Asset Trust
5.67%, 4/25/2008	232	232
CNH Equipment Trust
5.82%, 4/15/2008	321	321

		553

Auto-Car & Light Trucks (0.29%)
BMW US Capital LLC
5.25%, 1/5/2008 (a)(b)	800	800

Automobile Sequential (1.17%)
Americredit Prime Automobile Receivable Trust
5.27%, 4/8/2008	588	588
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Automobile Sequential (continued)
BMW Vehicle Lease Trust
5.06%, 7/15/2008	$261	$261
Capital Auto Receivables Asset Trust
5.37%, 2/15/2008 (b)	86	86
Carmax Auto Owner Trust
5.84%, 3/17/2008	222	222
Daimler Chrysler Auto Trust
4.95%, 5/ 8/2008 (b)	845	845
Harley — Davidson Motorcycle Trust
5.59%, 3/17/2008	316	316
Honda Auto Receivables Owner Trust
5.56%, 4/15/2008 (a)	215	215
Hyundai Auto Receivables Trust
5.29%, 4/15/2008	137	137
Merrill Auto Trust Securitization
5.35%, 2/15/2008	177	177
World Omni Auto Receivables Trust
5.68%, 4/15/2008	389	389

		3,236

Chemicals — Diversified (0.29%)
BASF Finance Europe NV
5.17%, 1/22/2008 (a)(b)	800	800

Commercial Banks (1.01%)
Allied Irish Banks PLC
4.94%, 1/19/2008 (a)(b)	1,000	1,000
BBS Finance Ltd
5.28%, 1/2/2008 (a)(b)	1,000	1,000
Skandmaviska Enskilda Banken AB
4.85%, 3/25/2008 (b)	800	800

		2,800

Finance — Consumer Loans (0.54%)
HSBC Finance Corp
6.40%, 6/17/2008	400	401
John Deere Capital Corp
3.90%, 1/15/2008	425	425
5.04%, 3/25/2008 (a)	665	665

		1,491

Finance — Investment Banker & Broker (0.92%)
Bear Stearns Cos Inc/The
4.00%, 1/31/2008	500	499
Goldman Sachs Group LP
5.08%, 1/25/2008 (b)	1,000	1,000
JPMorgan Chase & Co
5.21%, 1/2/2008	500	500
Lehman Brothers Holdings Inc
5.02%, 3/27/2008 (a)	570	570

		2,569

Special Purpose Entity (0.58%)
Allstate Life Global Funding Trusts
5.24%, 1/4/2008	700	700

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Special Purpose Entity (continued)
American Self Storage Corp
4.89%, 5/ 1/2046	$500	$500
South Central Communications
4.89%, 4/1/2018	400	400

		1,600

TOTAL BONDS		$13,849

TAX-EXEMPT BONDS (2.37%)
California (0.68%)
California Statewide Communities Development Fannie Mae
5.17%, 12/15/2036	750	750
County of Sacramento CA Bayersiche Landesbank
5.00%, 7/ 1/2022	705	705
San Jose Redevelopment Agency/CA JPM
4.45%, 8/ 1/2028	425	425

		1,880

Colorado (0.25%)
Sheridan Redevelopment Agency Citibank
4.90%, 12/1/2029	700	700

Iowa (0.22%)
Iowa Finance Authority Dexia/Fannie Mae/Ginnie Mae
4.85%, 1/ 1/2038	600	600

Massachusetts (0.29%)
Massachusetts Housing Finance Agency/MA JPM
4.60%, 6/ 1/2034	800	800

Michigan (0.25%)
Calvin College JPM
4.89%, 1/2/2008	500	500
Michigan State Housing Development Authority Dexia/FSA
5.15%, 6/1/2034	190	190

		690

Minnesota (0.11%)
St Paul Housing & Redevelopment Authority U.S. Bank
5.15%, 1/1/2024	300	300

New York (0.26%)
New York State Housing Finance Agency Fannie Mae
5.24%, 5/15/2033	720	720

Washington (0.31%)
Washington State Housing Finance Commission Bank of America
5.10%, 7/1/2030	565	565
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Washington (continued)
Washington State Housing Finance Commission Fannie Mae
5.12%, 5/15/2033	$310	$310

		875

TOTAL TAX-EXEMPT BONDS		$6,565

Total Investments		$276,026
Other Assets in Excess of Liabilities, Net — 0.35%		967

TOTAL NET ASSETS — 100.00%		$276,993

(a)	Variable Rate

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,331 or 2.29% of net assets.
Portfolio Summary (unaudited)

Sector	Percent

Financial	71.91%
Consumer, Non-cyclical	7.27%
Asset Backed Securities	4.02%
Communications	3.49%
Energy	2.70%
Industrial	2.58%
Basic Materials	1.96%
Consumer, Cyclical	1.48%
Government	1.44%
Revenue	1.19%
Insured	0.93%
Technology	0.43%
Tax Allocation	0.25%
Other Assets in Excess of Liabilities, Net	0.35%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Mortgage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (26.61%)
Finance — Mortgage Loan/Banker (10.93%)
Fannie Mae
8.70%, 12/25/2019	$21	$24
6.00%, 2/3/2020	2,000	2,001
8.00%, 4/25/2022	316	321
5.00%, 2/25/2027	1,280	73
5.50%, 2/25/2032	2,635	2,667
7.00%, 4/25/2032	1,398	1,467
Fannie Mae Grantor Trust
7.30%, 5/25/2010	3,000	3,220
Federal Home Loan Bank System
6.50%, 8/14/2009	2,500	2,612
7.38%, 2/12/2010	3,000	3,228
4.50%, 9/16/2013 (a)	2,000	2,044
Freddie Mac
6.50%, 5/15/2030	1,074	1,080
5.50%, 10/15/2031	2,000	2,028
4.50%, 5/15/2032	987	975
5.50%, 1/15/2033	1,382	1,390
5.50%, 4/15/2033 (b)	2,000	1,992

		25,122

Mortgage Backed Securities (14.80%)
Banc of America Mortgage Securities Inc
4.75%, 8/25/2033	3,500	3,480
5.50%, 5/25/2034	1,119	1,105
Chase Mortgage Finance Corp
6.00%, 5/25/2035	2,365	2,329
Countrywide Alternative Loan Trust
4.00%, 8/25/2033	499	494
Countrywide Home Loan Mortgage Pass Through Certificates
5.00%, 11/25/2018	2,177	2,168
5.25%, 5/25/2034	4,000	3,905
5.75%, 12/25/2035	3,361	3,313
CS First Boston Mortgage Securities Corp
5.75%, 4/25/2033	1,816	1,817
4.50%, 6/25/2033	1,224	1,208
GSR Mortgage Loan Trust
5.00%, 5/25/2033	956	955
6.00%, 2/25/2035	2,071	2,089
MASTR Alternative Loans Trust
5.39%, 1/25/2020 (b)	1,802	1,778
Prime Mortgage Trust
4.75%, 11/25/2019	2,236	2,207
4.75%, 10/25/2020 (b)	2,256	2,211
Residential Funding Mortgage Securities
5.50%, 12/25/2033	3,000	2,964
Structured Asset Securities Corp
5.00%, 5/25/2035	2,087	2,003

		34,026

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Regional Agencies (0.88%)
US Department of Housing and Urban Development
6.16%, 8/1/2011	$2,000	$2,027

TOTAL BONDS		$61,175

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (70.33%)
Federal Home Loan Mortgage Corporation
(FHLMC) (34.81%)
5.50%, 12/ 1/2008	17	17
7.00%, 11/1/2012	15	16
6.00%, 1/ 1/2013	105	107
7.00%, 1/ 1/2013	31	32
6.50%, 11/1/2016	157	163
6.00%, 4/1/2017	469	481
6.00%, 4/1/2017	386	395
6.00%, 5/1/2017	453	464
4.50%, 4/1/2018	920	905
5.00%, 4/1/2018	1,216	1,219
4.00%, 8/1/2018	2,330	2,243
5.50%, 11/1/2018	1,145	1,161
4.50%, 1/ 1/2019	2,401	2,361
5.50%, 7/1/2019	1,367	1,385
6.50%, 12/1/2021	362	375
6.50%, 4/1/2022	427	442
6.50%, 5/1/2022	303	314
6.50%, 5/1/2023	54	56
5.50%, 6/1/2024	1,739	1,747
6.50%, 1/ 1/2028	27	29
7.00%, 1/ 1/2028	310	327
6.50%, 3/1/2029	53	55
6.50%, 4/1/2029	555	581
8.50%, 7/1/2029	62	66
8.00%, 12/1/2030	28	30
7.50%, 2/1/2031	66	71
6.00%, 5/1/2031	209	213
7.00%, 6/1/2031	37	39
6.50%, 10/1/2031	136	141
7.00%, 10/1/2031	69	72
6.50%, 1/ 1/2032	382	395
7.00%, 4/1/2032	611	640
6.00%, 9/1/2032	338	345
5.50%, 11/1/2032	1,257	1,258
5.00%, 2/1/2033	1,626	1,590
5.50%, 4/1/2033	2,383	2,385
5.00%, 6/1/2033	1,644	1,608
4.50%, 8/ 1/2033	718	679
4.50%, 8/ 1/2033	845	800
5.00%, 8/ 1/2033	2,538	2,480
5.00%, 8/ 1/2033	2,596	2,538
5.50%, 8/ 1/2033	1,918	1,922
See accompanying notes

Schedule of Investments
Mortgage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation
(FHLMC) (continued)
6.00%, 11/1/2033	$877	$894
6.00%, 11/1/2033	879	897
5.50%, 12/1/2033	2,472	2,472
6.00%, 12/1/2033	1,132	1,154
5.50%, 1/ 1/2034	2,718	2,715
5.50%, 1/ 1/2034	1,903	1,901
5.00%, 5/1/2034	3,256	3,181
6.00%, 5/1/2034	1,384	1,407
6.00%, 5/1/2034	2,865	2,908
5.50%, 11/1/2034	2,318	2,316
5.00%, 5/1/2035	1,520	1,484
4.50%, 6/1/2035	3,788	3,582
5.00%, 7/1/2035	6,936	6,772
5.50%, 9/ 1/2035	3,076	3,070
5.00%, 10/1/2035	3,027	2,956
5.00%, 6/1/2036	3,551	3,467
7.00%, 7/1/2036	3,005	3,124
5.77%, 1/1/2037 (b)	1,503	1,507
6.04%, 3/1/2037 (b)	2,062	2,096

		80,050

Federal National Mortgage Association (FNMA) (26.52%)
6.00%, 12/1/2016	463	475
5.50%, 1/ 1/2017	682	695
6.00%, 8/ 1/2017	612	627
5.50%, 12/1/2017	545	554
5.00%, 4/1/2018	1,072	1,075
5.50%, 5/1/2018	1,298	1,318
5.00%, 6/1/2018	1,921	1,927
5.00%, 10/1/2018	1,781	1,785
4.50%, 12/1/2018	1,784	1,756
5.00%, 2/1/2019	520	521
5.00%, 2/1/2019	646	648
8.00%, 5/ 1/2022	8	8
6.00%, 10/1/2022	601	614
8.50%, 2/1/2023	5	5
6.50%, 9/1/2024	174	180
8.00%, 5/1/2027	126	135
8.00%, 9/1/2027	64	69
8.50%, 10/1/2027	126	136
7.00%, 8/ 1/2028	126	134
6.50%, 11/1/2028	41	43
7.00%, 12/1/2028	83	88
6.50%, 2/1/2029	28	29
6.50%, 3/1/2029	85	88
6.50%, 4/1/2029	162	168
7.00%, 4/1/2029	36	38
6.50%, 7/1/2029	885	920

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
7.50%, 11/1/2029	$63	$67
9.00%, 9/1/2030	36	39
6.50%, 6/1/2031	123	128
6.50%, 6/1/2031	34	35
6.00%, 8/ 1/2031	490	500
7.00%, 11/1/2031	310	327
6.50%, 1/ 1/2032	87	90
6.50%, 3/1/2032	369	381
6.50%, 3/1/2032	138	142
6.50%, 4/1/2032	525	542
6.50%, 8/ 1/2032	215	222
6.50%, 11/1/2032	185	192
6.50%, 11/1/2032	251	260
6.50%, 12/ 1/2032	475	491
5.50%, 2/1/2033	1,454	1,460
6.50%, 2/1/2033	155	160
5.50%, 5/1/2033	164	164
5.50%, 5/1/2033	975	977
5.50%, 6/1/2033	1,917	1,921
5.50%, 2/1/2034	3,737	3,733
6.00%, 2/1/2034	185	189
5.50%, 4/1/2034	418	418
5.00%, 6/1/2034	2,456	2,399
5.50%, 7/1/2034	1,034	1,029
6.50%, 7/1/2034	431	445
6.50%, 7/1/2034	1,123	1,161
5.50%, 8/ 1/2034	1,047	1,045
5.50%, 9/1/2034	3,070	3,066
6.00%, 9/1/2034	2,021	2,055
5.00%, 6/1/2035	2,864	2,796
5.50%, 10/1/2035	4,518	4,515
6.00%, 10/1/2035	2,463	2,502
5.50%, 11/1/2035	3,249	3,247
6.50%, 2/1/2036	2,064	2,123
6.50%, 5/1/2036	2,578	2,651
5.99%, 10/1/2036 (b)	2,486	2,528
6.00%, 4/1/2037	2,902	2,947

		60,983

Government National Mortgage Association
(GNMA)(4.69%)
7.50%, 1/15/2023	4	4
7.50%, 1/15/2023	4	5
7.50%, 1/15/2023	10	11
7.50%, 2/15/2023	2	3
7.50%, 2/15/2023	6	6
7.50%, 2/15/2023	12	13
7.50%, 3/15/2023	7	7
7.50%, 3/15/2023	16	17
See accompanying notes

Schedule of Investments
Mortgage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
(GNMA) (continued)
7.50%, 4/15/2023	$45	$48
7.50%, 6/15/2023	8	9
7.50%, 6/15/2023	23	24
7.50%, 6/15/2023	1	1
7.50%, 6/15/2023	25	26
7.50%, 7/15/2023	2	2
7.50%, 9/15/2023	14	15
7.50%, 9/15/2023	11	12
7.50%, 10/15/2023	42	45
7.50%, 10/15/2023	25	27
7.50%, 11/15/2023	17	19
8.00%, 7/15/2026	4	4
8.00%, 8/15/2026	11	12
8.00%, 1/15/2027	5	6
8.00%, 2/15/2027	1	1
8.00%, 6/15/2027	1	1
7.00%, 1/15/2028	12	12
7.00%, 1/15/2028	10	10
7.00%, 1/15/2028	46	48
7.00%, 1/15/2028	12	13
7.00%, 1/15/2028	6	6
7.00%, 1/15/2029	55	58
7.00%, 3/15/2029	31	32
7.75%, 12/15/2029	21	22
6.50%, 7/15/2032	350	363
6.00%, 8/15/2034	2,247	2,303
6.00%, 2/20/2029	87	89
6.50%, 3/20/2031	116	120
6.50%, 4/20/2031	115	119
7.00%, 6/20/2031	58	61
6.00%, 5/20/2032 (b)	413	422
5.50%, 7/20/2033	1,790	1,794
6.00%, 7/20/2033	1,246	1,276
5.50%, 2/20/2034	1,511	1,514
5.50%, 3/20/2034	1,918	1,922
6.50%, 4/20/2034	265	274

		10,776

U.S. Treasury (4.31%)
4.50%, 2/28/2011(a)	2,000	2,083
4.00%, 2/15/2014 (a)	2,000	2,043
4.75%, 5/15/2014 (a)	3,500	3,722
4.88%, 8/15/2016 (a)	1,000	1,065
4.50%, 2/15/2036 (a)	1,000	1,005

		9,918

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$161,727

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (2.37%)
Money Market Funds (2.37%)
BNY Institutional Cash Reserve Fund (c)	$5,444	$5,444

TOTAL SHORT TERM INVESTMENTS		$5,444

REPURCHASE AGREEMENTS (3.87%)
Finance — Investment Banker & Broker (1.38%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,797,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (c)	$3,167	$3,166
Money Center Banks (2.49%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,951,000; 3.75%-6.75%; dated 08/03/09-06/15/35)	2,865	2,865
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $2,951,000; 0% -5.5%; dated 05/15/08-04/03/12)	2,865	2,865

		5,730

TOTAL REPURCHASE AGREEMENTS		$8,896

Total Investments		$237,242
Liabilities in Excess of Other Assets, Net — (3.18)%		(7,305)

TOTAL NET ASSETS-100.00%		$229,937

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Variable Rate

(c)	Security was purchased with the cash proceeds from secunties loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$1,655
Unrealized Depreciation	(2,610)

Net Unrealized Appreciation (Depreciation)	(955)
Cost for federal income tax purposes	238,197
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	87.45%
Government	9.49%
Financial	6.24%
Liabilities in Excess of Other Assets, Net	(3.18%)

TOTAL NET ASSETS	100.00%

Schedule of Investments
Real Estate Securities Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (94.57%)
Hotels & Motels (1.47%)
Starwood Hotels & Resorts Worldwide Inc (a)	68,880	$3,033

Real Estate Operator & Developer (0.47%)
Brookfield Properties Corp	50,455	971

REITS — Apartments (9.22%)
American Campus Communities Inc	4,856	130
AvalonBay Communities Inc	84,336	7,939
Equity Residential	95,738	3,492
Essex Property Trust Inc	58,245	5,678
Mid-America Apartment Communities Inc	41,580	1,778

		19,017

REITS — Diversified (9.53%)
Digital Realty Trust Inc	100,030	3,838
Entertainment Properties Trust	88,769	4,172
Vornado Realty Trust	132,199	11,627

		19,637

REITS — Healthcare (11.70%)
HCP Inc (b)	95,020	3,305
Health Care REIT Inc (b)	111,768	4,995
Nationwide Health Properties Inc (b)	139,680	4,386
Omega Healthcare Investors Inc	139,800	2,244
Ventas Inc	203,340	9,201

		24,131

REITS — Hotels (4.90%)
DiamondRock Hospitality Co	200,548	3,004
Host Hotels & Resorts Inc	192,371	3,278
LaSalle Hotel Properties	79,626	2,540
Sunstone Hotel Investors Inc	69,890	1,279

		10,101

REITS — Manufactured Homes (0.60%)
Equity Lifestyle Properties Inc	26,975	1,232

REITS — Office Property (9.76%)
Alexandria Real Estate Equities Inc	50,468	5,131
Boston Properties Inc	134,075	12,309
Douglas Emmett Inc	118,819	2,687

		20,127

REITS — Regional Malls (13.62%)
General Growth Properties Inc	75,288	3,100
Simon Property Group Inc	219,245	19,044
Taubman Centers Inc	120,733	5,939

		28,083

REITS — Shopping Centers (13.86%)
Acadia Realty Trust	148,751	3,809
Equity One Inc	75,151	1,731
Federal Realty Investment Trust	94,298	7,747
Kimco Realty Corp	261,860	9,532

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
REITS — Shopping Centers (continued)
Saul Centers Inc (b)	28,210	$1,507
Tanger Factory Outlet Centers (b)	112,489	4,242

		28,568

REITS — Single Tenant (2.27%)
National Retail Properties Inc (b)	200,368	4,685

REITS — Storage (4.07%)
Public Storage	114,390	8,397

REITS — Warehouse & Industrial (13.10%)
AMB Property Corp	149,339	8,596
Prologis	290,554	18,415

		27,011

TOTAL COMMON STOCKS		$194,993

	Principal
	Amount	Value
	(000's)	(000's)

SHORT TERM INVESTMENTS (12.19%)
Commercial Paper (4.43%)
Investment in Joint Trading Account; General Electric Capital 4.00%, 1/2/2008	$9,145	$9,145

Money Market Funds (7.76%)
BNY Institutional Cash Reserve Fund (c)	16,000	16,000

TOTAL SHORT TERM INVESTMENTS		$25,145

REPURCHASE AGREEMENTS (2.62%)
Finance — Investment Banker & Broker (2.52%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,252,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (c)	$5,196	$5,194

Money Center Banks (0.10%)
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $217,000; 0% -5.5%; dated 05/15/08-04/03/12)	211	211

TOTAL REPURCHASE AGREEMENTS		$5,405

Total Investments		$225,543
Liabilities in Excess of Other Assets, Net — (9.38)%		(19,350)

TOTAL NET ASSETS-100.00%		$206,193

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.

See accompanying notes

Schedule of Investments
Real Estate Securities Account
December 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$15,421
Unrealized Depreciation	(24,400)

Net Unrealized Appreciation (Depreciation)	(8,979)
Cost for federal income tax purposes	234,522
All dollar amount are shown in thousands (000’s)

Portfolio Summary (unaudited)
REIT	Percent

REITS-Shopping Centers	13.86%
REITS-Regional Malls	13.62%
REITS-Warehouse & Industrial	13.10%
REITS-Healthcare	11.70%
REITS-Office Property	9.76%
REITS-Diversified	9.52%
REITS-Apartments	9.22%
Money Center Banks	7.86%
REITS-Hotels	4.90%
Diversified Financial Services	4.44%
REITS-Storage	4.07%
Finance — Investment Banker & Broker	2.52%
REITS-Single Tenant	2.27%
Hotels & Motels	1.47%
REITS-Manufactured Homes	0.60%
Real Estate Operator & Developer	0.47%
Liabilities in Excess of Other Assets, Net	(9.38%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.92%)
Principal Investors Fund, Inc. Institutional Class (20.90%)
Disciplined LargeCap Blend Fund (a)	3,667,094	$55,446
High Yield Fund II (a)	3,332,229	27,657
Partners LargeCap Growth Fund II (a)(b)	4,644,177	41,612
Preferred Securities Fund (a)	2,174,626	20,268

		144,983

Principal Variable Contracts Fund, Inc. Class 1 (79.02%)
Diversified International Account (a)	2,251,259	48,785
Equity Income Account I (a)	4,660,700	90,045
Growth Account (a)	4,949,885	88,702
Income Account (a)	6,967,874	72,884
International Emerging Markets Account (a)	495,745	13,688
MidCap Stock Account (a)	1,325,977	20,181
Money Market Account (a)	6,954,317	6,954
Mortgage Securities Account (a)	10,680,103	112,034
Real Estate Securities Account (a)	684,197	13,041
Short-Term Income Account (a)	13,408,194	33,520
SmallCap Growth Account (a)(b)	904,715	10,269
SmallCap Value Account (a)	429,951	6,746
West Coast Equity Account (a)	1,246,680	31,329

		548,178

TOTAL INVESTMENT COMPANIES		$693,161

Total Investments		$693,161
Other Assets in Excess of Liabilities, Net — 0.08%		549

TOTAL NET ASSETS — 100.00%		$693,710

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$109,149
Unrealized Depreciation	(8,086)

Net Unrealized Appreciation Pepreciation)	101,063
Cost for federal income tax purposes	592,098
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Domestic Equity Funds	51.52%
Fixed Income Funds	39.40%
International Equity Funds	9.00%
Other Assets in Excess of Liabilities, Net	0.08%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	—	$5,280,518	$89,223	1,613,424	$26,410	3,667,094	$61,722
Diversified International Account	—	—	3,287,139	57,333	1,035,880	21,946	2,251,259	35,382
Equity Income Account I	—	—	5,801,066	82,418	1,140,366	22,443	4,660,700	59,881
Growth Account	—	—	8,481,284	104,624	3,531,399	60,600	4,949,885	54,418
High Yield Fund II	—	—	4,357,982	34,159	1,025,753	8,819	3,332,229	25,387
Income Account	—	—	7,988,020	77,753	1,020,146	10,696	6,967,874	67,049
International Emerging Markets Account	—	—	666,382	14,309	170,637	4,095	495,745	10,541
LargeCap Blend Account	—	—	7,143,762	71,229	7,143,762	93,358	—	—
MidCap Stock Account	—	—	2,291,213	26,292	965,236	16,713	1,325,977	13,374
Money Market Account	—	—	10,966,399	10,966	4,012,082	4,012	6,954,317	6,954
Mortgage Securities Account	—	—	12,994,977	132,407	2,314,874	24,036	10,680,103	107,605
Partners LargeCap Growth Fund II	—	—	4,647,181	41,825	3,004	27	4,644,177	41,798
Preferred Securities Fund	—	—	2,176,082	20,674	1,456	14	2,174,626	20,660
Real Estate Securities Account	—	—	1,023,489	21,692	339,292	8,295	684,197	13,009
Short-Term Income Account	—	—	14,046,164	34,880	637,970	1,604	13,408,194	33,237
SmallCap Growth Account	—	—	1,326,993	8,223	422,278	4,831	904,715	5,015
SmallCap Value Account	—	—	872,132	15,756	442,181	7,545	429,951	7,620
West Coast Equity Account	—	—	1,906,400	31,430	659,720	16,104	1,246,680	18,469
WM High Yield Fund	3,820,680	29,531	26,951	235	3,847,631	29,766	—	—
WM VT Equity Income Fund	4,587,979	58,470	—	—	4,587,979	58,470	—	—
WM VT Growth & Income Fund	4,334,030	69,756	54,041	1,092	4,388,071	70,848	—	—
WM VT Growth Fund	7,967,100	97,020	13,652	199	7,980,752	97,219	—	—
WM VT Income Fund	7,133,449	69,035	—	—	7,133,449	69,035	—	—
WM VT International Growth Fund	3,476,020	40,276	685,969	10,070	4,161,989	50,346	—	—
WM VT Mid Cap Stock Fund	2,089,232	22,723	—	—	2,089,232	22,723	—	—
WM VT REIT Fund	1,112,143	11,121	526,499	7,366	1,638,642	18,487	—	—
WM VT Short Term Income Fund	2,878,170	7,036	—	—	2,878,170	7,036	—	—
WM VT Small Cap Growth Fund	1,343,417	7,744	—	—	1,343,417	7,744	—	—
WM VT Small Cap Value Fund	1,193,805	12,048	215,250	2,252	1,409,055	14,300	—	—
WM VT US Government Securities Fund	12,007,961	122,453	—	—	12,007,961	122,453	—	—
WM VT West Coast Equity Fund	1,819,754	29,267	—	—	1,819,754	29,267	—	—

		$576,480		$896,407		$929,242		$582,121

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$654	$-1,091	$7,357
Diversified International Account	2,418	-5	2,796
Equity Income Account I	1,982	-94	3,625
Growth Account	211	10,394	—
High Yield Fund II	2,567	47	671
Income Account	4,657	-8	—
International Emerging Markets Account	801	327	457
LargeCap Blend Account	—	22,129	—
MidCap Stock Account	493	3,795	1,535
Money Market Account	200	—	—
Mortgage Securities Account	6,489	-766	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	129	—	—
Real Estate Securities Account	242	-388	1,740
Short-Term Income Account	321	-39	—
SmallCap Growth Account	—	1,623	—
SmallCap Value Account	193	-591	710
West Coast Equity Account	404	3,143	1,019
WM High Yield Fund	50	—	—
WMVT Equity Income Fund	—	—	—
WMVT Growth & Income Fund	1,092	—	—
WMVT Growth Fund	199	—	—
WMVT Income Fund	—	—	—
WMVT International Growth Fund	1,199	—	8,870
WMVT Mid Cap Stock Fund	—	—	—
WMVT REIT Fund	1,108	—	6,258
WMVT Short Term Income Fund	—	—	—
WMVT Small Cap Growth Fund	—	—	—
WMVT Small Cap Value Fund	314	—	1,938
WM VT US Government Securities Fund	—	—	—
WMVT West Coast Equity Fund	—	—	—

	$25,723	$38,476	$36,976

See accompanying notes

98

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.08%)

Principal Investors Fund, Inc. Institutional Class (18.24%)
Disciplined LargeCap Blend Fund (a)	264,654	$4,001
High Yield Fund II (a)	556,878	4,622
Partners LargeCap Growth Fund II (a)(b)	350,050	3,136
Preferred Securities Fund (a)	298,505	2,782

		14,541

Principal Variable Contracts Fund, Inc. Class 1(81.84%)
Diversified International Account (a)	175,377	3,800
Equity Income Account I (a)	349,485	6,752
Growth Account (a)	357,371	6,404
Income Account (a)	1,308,193	13,684
International Emerging Markets Account (a)	40,976	1,131
MidCap Stock Account (a)	118,755	1,807
Money Market Account (a)	818,505	819
Mortgage Securities Account (a)	1,925,309	20,196
Real Estate Securities Account (a)	55,543	1,059
Short-Term Income Account (a)	2,338,237	5,846
SmallCap Growth Account (a)(b)	69,393	788
SmallCap Value Account (a)	24,797	389
West Coast Equity Account (a)	102,376	2,573

		65,248

TOTAL INVESTMENT COMPANIES		$79,789

Total Investments		$79,789
Liabilities in Excess of Other Assets, Net — (0.08)%		(64)

TOTAL NET ASSETS-100.00%		$79,725

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$7,208
Unrealized Depreciation	(797)

Net Unrealized Appreciation (Depreciation)	6,411
Cost for federal income tax purposes	73,378
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Fixed Income Funds	60.14%
Domestic Equity Funds	33.75%
International Equity Funds	6.19%
Liabilities in Excess of Other Assets, Net	(0.08%)

TOTAL NET ASSETS	100.00%

See accompanying notes

99

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	404,294	$6,826	139,640	$2,287	264,654	$4,438
Diversified International Account	—	—	252,727	4,346	77,350	1,645	175,377	2,734
Equity Income Account I	—	—	466,806	7,102	117,321	2,306	349,485	4,826
Growth Account	—	—	653,372	8,174	296,001	5,041	357,371	3,962
High Yield Fund II	—	—	656,014	5,212	99,136	868	556,878	4,346
Income Account	—	—	1,634,670	16,857	326,477	3,417	1,308,193	13,298
International Emerging Markets Account	—	—	55,867	1,230	14,891	358	40,976	901
LargeCap Blend Account	—	—	529,120	5,214	529,120	6,900	—	—
MidCap Stock Account	—	—	203,708	2,826	84,953	1,503	118,755	1,469
Money Market Account	—	—	1,363,701	1,364	545,196	545	818,505	819
Mortgage Securities Account	—	—	2,398,086	24,949	472,777	4,900	1,925,309	19,855
Partners LargeCap Growth Fund II	—	—	350,050	3,164	—	—	350,050	3,164
Preferred Securities Fund	—	—	298,505	2,813	—	—	298,505	2,813
Real Estate Securities Account	—	—	90,906	2,007	35,363	850	55,543	1,105
Short-Term Income Account	—	—	2,672,047	6,702	333,810	840	2,338,237	5,831
SmallCap Growth Account	—	—	96,446	680	27,053	305	69,393	388
SmallCap Value Account	—	—	65,996	1,185	41,199	672	24,797	433
West Coast Equity Account	—	—	160,161	2,971	57,785	1,408	102,376	1,677
WM High Yield Fund	499,433	3,865	3,530	31	502,963	3,895	—	—
WM VT Equity Income Fund	355,930	4,922	—	—	355,930	4,922	—	—
WM VT Growth & Income Fund	297,217	4,621	3,706	75	300,923	4,696	—	—
WM VT Growth Fund	514,764	6,057	882	13	515,646	6,070	—	—
WM VT Income Fund	1,251,641	12,916	—	—	1,251,641	12,916	—	—
WM VT International Growth Fund	237,056	2,583	46,781	687	283,837	3,270	—	—
WM VT Mid Cap Stock Fund	150,437	1,892	—	—	150,437	1,892	—	—
WM VT REIT Fund	81,158	876	38,421	538	119,579	1,414	—	—
WM VT Short Term Income Fund	1,630,858	4,110	—	—	1,630,858	4,110	—	—
WM VT Small Cap Growth Fund	83,391	489	—	—	83,391	489	—	—
WM VT Small Cap Value Fund	77,395	778	13,955	146	91,350	924	—	—
WM VT US Government Securities Fund	1,851,130	19,349	—	—	1,851,130	19,349	—	—
WM VT West Coast Equity Fund	126,550	2,141	—	—	126,550	2,141	—	—

		$64,599		$105,112		$99,933		$72,059

See accompanying notes

100

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$47	$-101	$523
Diversified International Account	166	33	191
Equity Income Account I	138	30	252
Growth Account	15	829	—
High Yield Fund II	352	2	110
Income Account	834	-142	—
International Emerging Markets Account	54	29	31
LargeCap Blend Account	—	1,686	—
MidCap Stock Account	35	146	110
Money Market Account	5	—	—
Mortgage Securities Account	1,032	-194	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	19	—	—
Real Estate Securities Account	17	-52	125
Short-Term Income Account	202	-31	—
SmallCap Growth Account	—	13	—
SmallCap Value Account	14	-80	49
West Coast Equity Account	28	114	72
WM High Yield Fund	6	-1	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	75	—	—
WM VT Growth Fund	13	—	—
WM VT Income Fund	—	—	—
WM VT International Growth Fund	82	—	605
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	81	—	456
WM VT Short Term Income Fund	—	—	—
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	20	—	126
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$3,235	$2,281	$2,650

See accompanying notes

101

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)
INVESTMENT COMPANIES (99.83%)

Principal Investors Fund, Inc. Institutional Class (20.50%)
Disciplined LargeCap Blend Fund (a)	2,666,645	$40,320
High Yield Fund II (a)	1,139,291	9,456
Partners LargeCap Growth Fund II (a)(b)	2,536,041	22,723
Preferred Securities Fund (a)	602,406	5,614

		78,113

Principal Variable Contracts Fund, Inc. Class 1(79.33%)
Diversified International Account (a)	1,743,173	37,774
Equity Income Account I (a)	3,344,770	64,621
Growth Account (a)	3,796,190	68,028
Income Account (a)	1,639,096	17,145
International Emerging Markets Account (a)	381,924	10,545
MidCap Stock Account (a)	1,180,148	17,962
Money Market Account (a)	3,206,622	3,207
Mortgage Securities Account (a)	2,584,324	27,109
Real Estate Securities Account (a)	563,725	10,745
Short-Term Income Account (a)	2,781,143	6,953
SmallCap Growth Account (a)(b)	668,450	7,587
SmallCap Value Account (a)	365,914	5,741
West Coast Equity Account (a)	989,326	24,862

		302,279

TOTAL INVESTMENT COMPANIES		$380,392

Total Investments		$380,392
Other Assets in Excess of Liabilities, Net - 0.17%		636

TOTAL NET ASSETS-100.00%		$381,028

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$71,159
Unrealized Depreciation	(6,103)

Net Unrealized Appreciation (Depreciation)	65,056
Cost for federal income tax purposes	315,336
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Domestic Equity Funds	68.91%
Fixed Income Funds	18.24%
International Equity Funds	12.68%
Other Assets in Excess of Liabilities, Net	0.17%

TOTAL NET ASSETS	100.00%

See accompanying notes	102

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	3,827,297	$64,647	1,160,652	$18,584	2,666,645	$44,867
Diversified International Account	—	—	2,654,653	48,730	911,480	19,054	1,743,173	29,568
Equity Income Account I	—	—	4,146,344	57,933	801,574	15,702	3,344,770	42,190
Growth Account	—	—	5,949,172	84,363	2,152,982	36,791	3,796,190	45,460
High Yield Fund II	—	—	1,369,602	10,464	230,311	1,988	1,139,291	8,487
Income Account	—	—	1,859,620	17,945	220,524	2,294	1,639,096	15,615
International Emerging Markets Account	—	—	512,343	11,199	130,419	3,176	381,924	8,315
LargeCap Blend Account	—	—	5,317,072	54,757	5,317,072	69,411	—
MidCap Stock Account	—		1,634,735	17,865	454,587	8,092	1,180,148	11,848
Money Market Account	—	—	3,206,622	3,207	—	—	3,206,622	3,207
Mortgage Securities Account	—	—	3,044,449	30,746	460,125	4,756	2,584,324	25,823
Partners LargeCap Growth Fund II	—	—	2,536,041	22,870	—	—	2,536,041	22,870
Preferred Securities Fund	—	—	602,914	5,704	508	5	602,406	5,699
Real Estate Securities Account	—	—	923,939	20,537	360,214	9,469	563,725	11,123
Short-Term Income Account	—	—	2,781,143	6,931	—	—	2,781,143	6,931
SmallCap Growth Account	—	—	1,026,127	6,595	357,677	4,093	668,450	3,758
SmallCap Value Account	—	—	758,944	13,697	393,030	6,939	365,914	6,447
West Coast Equity Account	—	—	1,403,498	21,883	414,172	10,101	989,326	14,096
WM High Yield Fund	1,174,208	8,774	8,269	72	1,182,477	8,846	—	—
WM VT Equity Income Fund	3,395,910	43,090	—	—	3,395,910	43,090	—	—
WM VT Growth & Income Fund	3,198,057	53,099	39,926	807	3,237,983	53,906	—	—
WM VT Growth Fund	5,519,663	77,981	9,464	138	5,529,127	78,119	—	—
WM VT Income Fund	1,486,627	14,079	—	—	1,486,627	14,079	—	—
WM VT International Growth Fund	2,399,860	28,948	474,439	6,965	2,874,299	35,913	—	—
WM VT Mid Cap Stock Fund	1,505,941	15,552	—	—	1,505,941	15,552	—	—
WM VT REIT Fund	817,370	8,174	388,328	5,433	1,205,698	13,607	—	—
WM VT Small Cap Growth Fund	1,054,894	6,393	—	—	1,054,894	6,393	—	—
WM VT Small Cap Value Fund	939,388	9,401	169,596	1,774	1,108,984	11,175	—	—
WM VT US Government Securities Fund	2,825,718	28,546	—	—	2,825,718	28,546	—	—
WM VT West Coast Equity Fund	1,331,568	20,090	—		1,331,568	20,090	—	—

		$314,127		$515,262		$539,771		$306,304

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007

	Income Distribution from		Realized Gain/Loss from
	Other Investment	Realized Gain/Loss	Other Investment
	Companies	on Investments	Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$476	$-1,196	$5,852
Diversified International Account	1,768	-108	2,045
Equity Income Account I	1,448	-41	2,648
Growth Account	149	-2,112	—
High Yield Fund II	825	11	232
Income Account	1,098	-36	—
International Emerging Markets Account	582	292	332
LargeCap Blend Account	—	14,654	—
MidCap Stock Account	387	2,075	1,208
Money Market Account	11	—	—
Mortgage Securities Account	1,537	-167	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	34	—	—
Real Estate Securities Account	178	55	1,283
Short-Term Income Account	—	—	—
SmallCap Growth Account	—	1,256	—
SmallCap Value Account	146	-311	538
West Coast Equity Account	295	2,314	744
WM High Yield Fund	15	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	807	—	—
WM VT Growth Fund	138	—	—
WM VT Income Fund	—	—	—
WM VT International Growth Fund	829	—	6,135
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	817	—	4,616
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	247	—	1,527
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$11,787	$16,686	$27,160

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.77%)
Principal Investors Fund, Inc. Institutional Class (17.72%)
Disciplined LargeCap Blend Fund (a)	543,510	$8,218
High Yield Fund II (a)	1,200,481	9,964
Partners LargeCap Growth Fund II (a)(b)	562,465	5,039
Preferred Securities Fund (a)	682,591	6,362

		29,583

Principal Variable Contracts Fund, Inc. Class 1(82.05%)
Diversified International Account (a)	231,452	5,016
Equity Income Account I (a)	432,558	8,357
Growth Account (a)	469,799	8,419
Income Account (a)	3,506,911	36,682
International Emerging Markets Account (a)	49,925	1,378
MidCap Stock Account (a)	215,190	3,275
Money Market Account (a)	1,702,973	1,703
Mortgage Securities Account (a)	4,475,400	46,947
Real Estate Securities Account (a)	65,863	1,255
Short-Term Income Account (a)	8,010,222	20,026
SmallCap Growth Account (a)(b)	100,211	1,137
SmallCap Value Account (a)	51,340	806
West Coast Equity Account (a)	80,449	2,022

		137,023

TOTAL INVESTMENT COMPANIES		$166,606

Total Investments		$166,606
Other Assets in Excess of Liabilities, Net - 0.23%		389

TOTAL NET ASSETS-100.00%		$166,995

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$13,667
Unrealized Depreciation	(1,711)

Net Unrealized Appreciation (Depreciation)	11,956
Cost for federal income tax purposes	154,650
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (Unaudited)

Fund Type	Percent

Fixed Income Funds	72.87%
Domestic Equity Funds	23.07%
International Equity Funds	3.83%
Other Assets in Excess of Liabilities, Net	0.23%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	688,403	$11,627	144,893	$2,425	543,510	$9,159
Diversified International Account	—	—	232,099	5,043	647	13	231,452	5,029
Equity Income Account I	—	—	560,680	7,404	128,122	2,539	432,558	4,959
Growth Account	—	—	974,895	10,936	505,096	8,677	469,799	4,619
High Yield Fund II	—	—	1,596,577	11,828	396,096	3,425	1,200,481	8,619
Income Account	—	—	4,852,946	48,564	1,346,035	14,046	3,506,911	34,691
International Emerging Markets Account	—	—	50,279	1,346	354	9	49,925	1,337
LargeCap Blend Account	—	—	921,349	7,649	921,349	12,046	—	—
MidCap Stock Account	—	—	335,522	3,807	120,332	2,131	215,190	2,276
Money Market Account	—	—	1,702,973	1,703	—	—	1,702,973	1,703
Mortgage Securities Account	—	—	6,126,140	63,349	1,650,740	17,088	4,475,400	45,751
Partners LargeCap Growth Fund II	—	—	565,666	5,101	3,201	28	562,465	5,072
Preferred Securities Fund	—	—	686,108	6,616	3,517	33	682,591	6,582
Real Estate Securities Account	—	—	99,326	2,162	33,463	707	65,863	1,277
Short-Term Income Account	—	—	9,753,894	24,496	1,743,672	4,369	8,010,222	19,983
SmallCap Growth Account	—	—	198,573	1,014	98,362	1,112	100,211	469
SmallCap Value Account	—	—	127,015	2,280	75,675	1,274	51,340	910
West Coast Equity Account	—	—	111,100	1,469	30,651	755	80,449	988
WM High Yield Fund	1,427,830	10,377	10,202	89	1,438,032	10,466	—	—
WM VT Equity Income Fund	442,423	5,076	—	—	442,423	5,076	—	—
WM VT Growth & Income Fund	554,994	7,379	6,920	140	561,914	7,519	—	—
WM VT Growth Fund	923,910	10,183	1,583	23	925,493	10,206	—	—
WM VT Income Fund	4,423,594	44,202	—	—	4,423,594	44,202	—	—
WM VT Mid Cap Stock Fund	308,381	3,325	—	—	308,381	3,325	—	—
WM VT REIT Fund	95,928	959	45,413	635	141,341	1,594	—	—
WM VT Short Term Income Fund	8,831,301	22,220	—	—	8,831,301	22,220	—	—
WM VT Small Cap Growth Fund	203,515	968	—	—	203,515	968	—	—
WM VT Small Cap Value Fund	176,401	1,763	31,806	333	208,207	2,096	—	—
WM VT US Government Securities Fund	5,636,978	58,404	—	—	5,636,978	58,404	—	—
WM VT West Coast Equity Fund	104,959	1,317	—	—	104,959	1,317	—	—

		$166,173		$217,614		$238,070		$153,424

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$97	$-43	$988
Diversified International Account	—	-1	—
Equity Income Account I	187	94	342
Growth Account	23	2,360	—
High Yield Fund II	929	216	244
Income Account	2,819	173	—
International Emerging Markets Account	—	—	—
LargeCap Blend Account	—	4,397	—
MidCap Stock Account	74	600	231
Money Market Account	5	—	—
Mortgage Securities Account	2,995	-510	—
Partners LargeCap Growth Fund II	—	-1	—
Preferred Securities Fund	31	-1	—
Real Estate Securities Account	28	-178	201
Short-Term Income Account	1,056	-144	—
SmallCap Growth Account	—	567	—
SmallCap Value Account	29	-96	102
West Coast Equity Account	26	274	67
WM High Yield Fund	19	—	—
WMVT Equity Income Fund	—	—	—
WMVT Growth & Income Fund	140	—	—
WMVT Growth Fund	23	—	—
WMVT Income Fund	—	—	—
WMVT Mid Cap Stock Fund	—	—	—
WMVT REIT Fund	96	—	540
WMVT Short Term Income Fund	—	—	—
WMVT Small Cap Growth Fund	—	—	—
WMVT Small Cap Value Fund	46	—	286
WM VT US Government Securities Fund	—	—	—
WMVT West Coast Equity Fund	—	—	—

	$8,623	$7,707	$3,001

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.64%)
Principal Investors Fund, Inc. Institutional Class (25.52%)
Disciplined LargeCap Blend Fund (a)	2,134,095	$32,267
High Yield Fund II (a)	996,749	8,273
Partners LargeCap Growth Fund II (a)(b)	2,073,555	18,579

		59,119

Principal Variable Contracts Fund, Inc. Class 1(74.12%)
Diversified International Account (a)	1,184,948	25,679
Equity Income Account I (a)	2,255,487	43,576
Growth Account (a)	2,381,675	42,680
International Emerging Markets Account (a)	257,558	7,111
MidCap Stock Account (a)	879,768	13,390
Money Market Account (a)	2,210,994	2,211
Real Estate Securities Account (a)	337,437	6,431
Short-Term Income Account (a)	912,343	2,281
SmallCap Growth Account (a)(b)	448,418	5,090
SmallCap Value Account (a)	295,804	4,641
West Coast Equity Account (a)	741,981	18,646

		171,736

TOTAL INVESTMENT COMPANIES		$230,855

Total Investments		$230,855
Other Assets in Excess of Liabilities, Net — 0.36%		835

TOTAL NET ASSETS—100.00%		$231,690

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$38,388
Unrealized Depreciation	(5,275)

Net Unrealized Appreciation (Depreciation)	33,113
Cost for federal income tax purposes	197,742
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	79.98%
International Equity Funds	14.15%
Fixed Income Funds	5.51%
Other Assets in Excess of Liabilities, Net	0.36%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	2,519,641	$42,535	385,546	$6,213	2,134,095	$35,939
Diversified International Account	—	—	1,484,433	27,829	299,485	6,282	1,184,948	21,221
Equity Income Account I	—	—	2,581,216	39,995	325,729	6,430	2,255,487	33,488
Growth Account	—	—	3,728,038	52,447	1,346,363	23,409	2,381,675	29,326
High Yield Fund II	—	—	1,227,266	9,881	230,517	1,989	996,749	7,870
International Emerging Markets Account	—	—	311,443	6,806	53,885	1,319	257,558	5,601
LargeCap Blend Account	—	—	3,079,904	32,662	3,079,904	40,312	—	—
MidCap Stock Account	—	—	1,164,868	14,072	285,100	5,117	879,768	9,577
Money Market Account	—	—	2,210,994	2,211	—	—	2,210,994	2,211
Partners LargeCap Growth Fund II	—	—	2,073,555	18,697	—	—	2,073,555	18,697
Real Estate Securities Account	—	—	467,674	10,396	130,237	2,970	337,437	6,928
Short-Term Income Account	—	—	912,343	2,274	—	—	912,343	2,274
SmallCap Growth Account	—	—	630,797	4,655	182,379	2,084	448,418	2,859
SmallCap Value Account	—	—	415,293	7,505	119,489	2,109	295,804	5,235
West Coast Equity Account	—	—	954,245	16,335	212,264	5,183	741,981	11,655
WM High Yield Fund	993,897	7,863	7,009	61	1,000,906	7,924	—	—
WM VT Equity Income Fund	1,912,486	26,786	—	—	1,912,486	26,786	—	—
WM VT Growth & Income Fund	1,794,010	30,497	22,370	452	1,816,380	30,949	—	—
WM VT Growth Fund	3,409,658	47,597	5,842	85	3,415,500	47,682	—	—
WM VT International Growth Fund	1,454,402	18,391	287,015	4,213	1,741,417	22,604	—	—
WM VT Mid Cap Stock Fund	973,416	10,645	—	—	973,416	10,645	—	—
WM VT REIT Fund	438,644	4,774	207,658	2,905	646,302	7,679	—	—
WM VT Small Cap Growth Fund	589,485	3,895	—	—	589,485	3,895	—	—
WM VT Small Cap Value Fund	525,060	5,299	94,671	990	619,731	6,289	—	—
WM VT West Coast Equity Fund	796,328	12,429	—	—	796,328	12,429	—	—

		$168,176		$297,006		$280,299		$192,881

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$381	$-383	$4,015
Diversified International Account	1,098	-326	1,270
Equity Income Account I	864	-77	1,580
Growth Account	92	288	—
High Yield Fund II	716	-22	201
International Emerging Markets Account	360	114	205
LargeCap Blend Account	—	7,650	—
MidCap Stock Account	263	622	818
Money Market Account	5	—	—
Partners LargeCap Growth Fund II	—	—	—
Real Estate Securities Account	111	-498	800
Short-Term Income Account	—	—	—
SmallCap Growth Account	—	288	—
SmallCap Value Account	89	-161	327
West Coast Equity Account	196	503	496
WM High Yield Fund	13	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	452	—	—
WM VT Growth Fund	85	—	—
WM VT International Growth Fund	502	—	3,712
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	437	—	2,468
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	138	—	852
WM VT West Coast Equity Fund	—	—	—

	$5,802	$7,998	$16,744

See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31. 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (71.64%)
Asset Backed Securities (0.32%)
Atlantic City Electric Transition Funding LLC
2.89%, 7/20/2011	$235	$232
Green Tree Home Improvement Loan Trust
7.45%, 9/15/2025	23	18

		250

Automobile Sequential (0.81%)
WFS Financial Owner Trust
3.93%, 2/17/2012	637	635

Casino Hotels (1.18%)
Harrah’s Operating Co Inc
5.50%, 7/1/2010	1,000	930

Commercial Services (1.28%)
PHHCorp
6.00%, 3/1/2008	1,000	1,003

Commercial Services — Finance (1.28%)
Western Union Co/The
5.40%, 11/17/2011	1,000	1,008

Diversified Financial Services (1.28%)
General Electric Capital Corp
5.72%, 8/22/2011	1,000	1,006

Electric — Integrated (2.69%)
Pacific Gas & Electric Co
3.60%, 3/1/2009	350	346
Texas-New Mexico Power Co
6.25%, 1/15/2009	750	759
Virginia Electric and Power Co
5.10%, 11/30/2012	1,000	1,004

		2,109

Fiduciary Banks (0.76%)
Bank of New York Mellon Corp/The
4.95%, 11/1/2012	600	600

Finance (0.18%)
Green Tree Financial Corp
7.70%, 9/15/2026	80	71
Mid-State Trust
8.33%, 4/1/2030	72	72

		143

Finance — Commercial (0.51%)
Caterpillar Financial Services Corp
4.85%, 12/7/2012	400	401

Finance—Consumer Loans (1.59%)
John Deere Capital Corp
4.95%, 12/17/2012	1,250	1,252

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Investment Banker & Broker (1.29%)
Citigroup Inc
5.50%, 8/27/2012	$500	$510
Goldman Sachs Group Inc/The
4.13%, 1/15/2008	500	500

		1,010

Finance — Mortgage Loan/Banker (23.78%)
Countrywide Financial Corp
5.80%, 6/7/2012	900	657
Fannie Mae
4.25%, 5/15/2009	1,250	1,259
4.88%, 5/18/2012 (a)	1,000	1,039
4.75%, 11/19/2012 (a)	1,250	1,294
5.80%, 7/16/2013 (b)	500	500
5.00%, 11/25/2035	595	597
Federal Home Loan Bank System
5.25%, 8/5/2009	2,500	2,563
4.63%, 10/10/2012	1,250	1,287
Freddie Mac
5.00%, 1/16/2009	1,000	1,011
4.75%, 11/3/2009	2,000	2,041
4.13%, 7/12/2010	1,000	1,012
5.25%, 7/18/2011	1,000	1,051
5.50%, 4/15/2027	1,536	1,558
4.25%, 6/15/2027	148	148
5.50%, 10/15/2027	1,251	1,270
4.50%, 5/15/2030	1,000	986
Ginnie Mae
4.50%, 8/20/2032	419	410

		18,683

Finance — Other Services (1.30%)
SB Treasury Co LLC
9.40%, 12/29/2049 (b)(c)	1,000	1,020

Gas — Distribution (0.45%)
Sempra Energy
4.75%, 5/15/2009	350	349

Investment Management & Advisory Services (0.58%)
Nuveen Investments Inc
5.00%, 9/15/2010	500	456

Medical — Biomedical/Gene (1.90%)
Amgen Inc
4.00%, 11/18/2009	1,500	1,489

Medical — Wholesale Drug Distribution (1.28%)
Cardinal Health Inc
6.25%, 7/15/2008	1,000	1,006

Mortgage Backed Securities (10.03%)
Banc of America Funding Corp
5.75%, 3/25/2036	1,052	1,053
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Banc of America Mortgage Securities Inc
4.75%, 8/25/2033	$1,000	$994
Chase Mortgage Finance Corp
5.50%, 5/25/2035	685	690
Countrywide Home Loan Mortgage Pass Through Certificates
5.50%, 10/25/2035	1,453	1,456
CS First Boston Mortgage Securities Corp
6.00%, 12/25/2033	381	374
GMAC Commercial Mortgage Securities Inc
7.15%, 12/15/2016 (b)(c)	30	30
GSR Mortgage Loan Trust
6.00%, 2/25/2035	518	522
6.00%, 6/25/2036	855	866
Residential Asset Securitization Trust
6.00%, 5/25/2036	897	897
Residential Funding Mortgage Securities
5.50%, 9/25/2036	1,000	998

		7,880

Multimedia (2.03%)
COX Enterprises Inc
4.38%, 5/1/2008 (c)	1,000	997
Walt Disney Co/The
4.70%, 12/1/2012	600	600

		1,597

Networking Products (0.98%)
Cisco Systems Inc
5.25%, 2/22/2011	750	769

Oil Company — Exploration & Production (1.69%)
Apache Corp
6.25%, 4/15/2012	1,250	1,327

Property & Casualty Insurance (1.00%)
Fidelity National Financial Inc
7.30%, 8/15/2011	750	786

Quarrying (0.77%)
Vulcan Materials Co
5.60%, 11/30/2012	600	603

Real Estate Operator & Developer (1.07%)
ERP Operating LP
5.50%, 10/1/2012	850	843

Reinsurance (1.26%)
Berkshire Hathaway Finance Corp
3.38%, 10/15/2008	1,000	991

REITS — Healthcare (1.33%)
Nationwide Health Properties Inc
6.50%, 7/15/2011	1,000	1,044

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
REITS — Shopping Centers (0.96%)
Developers Diversified Realty Corp
6.63%, 1/15/2008	$750	$751

REITS — Single Tenant (1.25%)
CPG Partners LP
3.50%, 3/15/2009	1.000	978

Retail — Drug Store (0.63%)
CVS Caremark Corp
4.00%, 9/15/2009	500	491

Savings & Loans-Thrifts (0.23%)
Washington Mutual Bank/Henderson NV
5.50%, 1/15/2013	200	177

Steel — Producers (1.78%)
NucorCorp
5.00%, 12/1/2012	1,400	1,402

Telecommunication Services (1.27%)
Verizon Global Funding Corp
4.00%, 1/15/2008	1,000	1,000

Telephone — Integrated (1.45%)
AT&T Inc
4.95%, 1/15/2013	600	603
Royal KPN NV
8.00%, 10/1/2010	500	536

		1,139

Television (0.63%)
Univision Communications Inc
7.85%, 7/15/2011	500	498

Textile — Home Furnishings (0.82%)
Mohawk Industries Inc
7.20%, 4/15/2012	600	644

TOTAL BONDS		$56,270

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (14.06%)
Federal Home Loan Mortgage Corporation
(FHLMC)(0.23%)
9.50%, 8/ 1/2016	8	8
6.00%, 5/1/2017	162	166
6.91%, 11/1/2021 (b)	9	9

		183

Federal National Mortgage Association (FNMA) (0.40%)
6.50%, 1/ 1/2014	48	49
6.50%, 1/ 1/2014	50	52
6.50%, 1/ 1/2017	14	15
6.74%, 1/1/2019 (b)	5	5
5.61%, 4/1/2019 (b)	4	4
7.05%, 11/1/2022 (b)	1	1
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
8.00%, 5/1/2027	$89	$95
6.40%, 11/1/2032 (b)	78	80
5.73%, 11/1/2035 (b)	12	12

		313

Government National Mortgage Association
(GNMA)(0.22%)
8.00%, 6/15/2009	3	3
8.00%, 8/15/2012	4	4
11.00%, 12/15/2015	6	7
11.00%, 12/15/2015	3	3
10.00%, 2/15/2018	9	11
10.00%, 9/15/2018	6	7
10.00%, 9/15/2018	7	8
10.00%, 2/15/2019	48	56
10.00%, 6/15/2019	2	2
10.00%, 5/15/2020	20	23
10.00%, 6/15/2020	14	16
9.00%, 12/15/2020	12	13
10.00%, 12/15/2020	2	2
10.00%, 2/15/2025	9	10
10.00%, 4/15/2025	2	2
9.00%, 4/20/2025	2	2

		169

U.S. Treasury (13.21%)
3.25%, 8/15/2008 (a)(d)	275	275
4.88%, 5/31/2009 (a)	1,000	1,025
3.63%, 10/31/2009 (a)	6,000	6,059
3.13%, 11/30/2009 (a)	2,000	2,002
3.88%, 10/31/2012 (a)	1,000	1,020

		10,381

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$11,046

SHORT TERM INVESTMENTS (5.09%)
Money Market Funds (5.09%)
BNY Institutional Cash Reserve Fund (e)	$4,000	$4,000

TOTAL SHORT TERM INVESTMENTS		$4,000

REPURCHASE AGREEMENTS (19.31%)
Finance — Investment Banker & Broker (5.90%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $959,000; 5.38% — 5.50%; dated 03/15/11-05/18/16) (e)	$949	$949

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Finance — Investment Banker & Broker (continued)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,729,000; 0.00% — 6.50%; dated 01/15/08 — 06/09/33) (e)	$3,689	$3,688

		4,637

Money Center Banks (13.41%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,423,000; 3.75% — 6.75%; dated 08/03/09 — 06/15/35)	5,266	5,265
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $5,423,000; 0% -5.5%; dated 05/15/08-04/03/12)	5,266	5,265

		10,530

TOTAL REPURCHASE AGREEMENTS		$15,167

Total Investments		$86,483
Liabilities in Excess of Other Assets, Net — (10.10)%		(7,932)

TOTAL NET ASSETS — 100.00%		$78,551

(a)	Security or a portion of the security was on loan at the end of the penod.

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These secunties may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2.047 or 2.61 % of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period the value of these securities totaled $75 or 0.10% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$461
Unrealized Depreciation	(748)

Net Unrealized Appreciation (Depreciation)	(287)
Cost for federal income tax purposes	86,770
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. 5 Year Note; March 2008	35	$3,839	$3,860	$(21)
All dollar amount, are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	39.64%
Government	29.84%
Mortgage Securities	17.20%
Communications	6.37%
Consumer, Non-cyclical	5.74%
Utilities	3.13%
Consumer, Cyclical	2.63%
Basic Materials	2.55%
Energy	1.69%
Asset Backed Securities	1.31%
Liabilities in Excess of Other Assets, Net	(10.10%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)
Asset Type	Percent

Futures	4.91%
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.26%)

Advanced Materials & Products (0.11%)
Ceradyne Inc(a)	2,580	$121

Aerospace & Defense Equipment (3.52%)
AAR Corp (a)	38,995	1,483
BE Aerospace Inc (a)	25,399	1,344
DRS Technologies Inc	4,283	232
Triumph Group Inc	8,900	733

		3,792

Alternative Waste Tech (0.16%)
Darling International Inc (a)	14,645	169

Applications Software (2.52%)
Callidus Software Inc (a)	16,136	84
EPIQ Systems Inc (a)	7,170	125
Moldflow Corp (a)	14,220	229
Nuance Communications Inc (a)(b)	74,482	1,391
Progress Software Corp (a)	18,059	608
Verint Systems Inc (a)	13,972	273

		2,710

Auto/Truck Parts & Equipment — Original (0.14%)
Wonder Auto Technology Inc (a)(b)	13,555	150

Batteries & Battery Systems (0.19%)
Energy Conversion Devices Inc (a)(b)	6,081	205

Building — Maintenance & Service (0.40%)
Healthcare Services Group (b)	20,500	434

Building & Construction — Miscellaneous (0.16%)
Layne Christensen Co (a)	3,597	177

Building Products — Light Fixtures (0.55%)
Genlyte Group Inc (a)	6,274	597

Cellular Telecommunications (0.11%)
Centennial Communications Corp (a)	12,572	117

Chemicals-Plastics (0.14%)
Landec Corp (a) (b)	11,481	154

Commercial Banks (2.14%)
Prosperity Bancshares Inc	15,700	461
SVB Financial Group (a)(b)	13,850	698
Texas Capital Bancshares Inc (a)(b)	22,920	418
UCBH Holdings Inc	34,893	494
Virginia Commerce Bancorp (a)(b)	12,076	142
Wilshire Bancorp Inc	12,030	95

		2,308

Commercial Services (1.02%)
HMS Holdings Corp (a)(b)	8,585	285

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Commercial Services (continued)
Team Inc (a)	4,380	$160
TeleTech Holdings Inc (a)	30,900	658

		1,103

Commercial Services — Finance (0.33%)
Bankrate Inc (a)(b)	7,500	361

Communications Software (0.17%)
Smith Micro Software Inc (a)(b)	21,100	179

Computer Aided Design (1.34%)
Ansys Inc (a)	34,750	1,441

Computer Services (0.81%)
Blue Phoenix Solutions Ltd (a)(b)	8,218	149
Factset Research Systems Inc	9,859	549
iGate Corp (a)(b)	12,513	106
Starlims Technologies Ltd (a)	5,952	64

		868

Computer Software (0.14%)
Omniture Inc (a)(b)	4,653	155

Computers — Integrated Systems (1.69%)
Brocade Communications Systems Inc (a)	61,600	452
Micros Systems Inc (a)	11,998	842
Stratasys Inc (a)(b)	20,200	522

		1,816

Computers — Memory Devices (0.12%)
Data Domain Inc (a)	4,810	127

Computers — Peripheral Equipment (0.32%)
Compellent Technologies Inc (a)(b)	13,000	157
Icad Inc (a)	26,382	53
Rimage Corp(a)(b)	5,080	132

		342

Consulting Services (1.08%)
CRA International Inc (a)(b)	11,706	557
FTI Consulting Inc (a)	4,706	290
Huron Consulting Group Inc (a)	3,950	319

		1,166

Consumer Products — Miscellaneous (0.18%)
Central Garden and Pet Co — A Shares (a)(b)	25,004	134
Central Garden and Pet Co (a)(b)	10,897	63

		197

Containers—Metal & Glass (0.13%)
Greif Inc	2,120	139

Cosmetics & Toiletries (1.23%)
Bare Escentuals Inc (a)(b)	24,815	602
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Cosmetics & Toiletries (continued)
Chattem Inc (a)(b)	9,500	$717

		1,319

Data Processing & Management (0.54%)
FalconStor Software Inc (a)(b)	52,107	587

Decision Support Software (1.09%)
DemandTec Inc (a)(b)	21,338	412
Interactive Intelligence Inc (a)	18,909	498
SPSS Inc (a)	7,340	263

		1,173

Diagnostic Equipment (1.41%)
Gen-Probe Inc (a)	15,300	963
Hansen Medical Inc (a)(b)	13,600	407
Immucor Inc (a)	4,180	142

		1,512

Diagnostic Kits (0.23%)
Medtox Scientific Inc (a)	4,785	86
Meridian Bioscience Inc	5,351	161

		247

Disposable Medical Products (0.15%)
Volcano Corp (a)	13,212	165

Distribution & Wholesale (0.87%)
Beacon Roofing Supply Inc (a)(b)	10,959	92
LKQ Corp (a)	40,262	847

		939

Diversified Manufacturing Operations (0.88%)
Ameron International Corp	1,278	118
Barnes Group Inc	5,011	167
ESCO Technologies Inc (a)(b)	14,638	585
Lydall Inc (a)	7,821	82

		952

Drug Delivery Systems (0.09%)
Penwest Pharmaceuticals Co (a)(b)	15,731	92

E-Commerce-Products (0.33%)
1-800-FLOWERS.COM Inc (a)	14,417	126
NutriSystem Inc (a)(b)		232

	8,590	358

Educational Software (1.05%)
Blackboard Inc (a)	23,347	940
SkillSoft PLC ADR (a)		192

	20,091	1,132

Electronic Components — Miscellaneous (1.29%)
Benchmark Electronics Inc (a)	5,507	98
Daktronics Inc (b)	15,173	342

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)

Electronic Components — Miscellaneous (continued)
Technitrol Inc	33,000	$943

		1,383

Electronic Components — Semiconductors (4.61%)
Advanced Analogic Technologies Inc (a)	76,805	866
AXT Inc (a)	22,329	139
Diodes Inc (a)	26,520	798
Microsemi Corp (a)(b)	66,853	1,480
ON Semiconductor Corp (a)(b)	54,410	483
SiRF Technology Holdings Inc (a)(b)	4,800	121
Skyworks Solutions Inc (a)	43,810	372
Supertex Inc (a)(b)	13,300	416
Volterra Semiconductor Corp (a)(b)	12,400	137
Zoran Corp (a)	6,535	147

		4,959

Electronic Design Automation (0.49%)
Ansoft Corp (a)	16,890	437
Magma Design Automation Inc (a)	7,809	95

		532

Electronic Measurement Instruments (1.05%)
Analogic Corp	4,228	286
FARO Technologies Inc (a)(b)	6,500	177
Flir Systems Inc (a)	9,230	289
Itron Inc (a)(b)	2,660	255
LeCroy Corp(a)	12,398	119

		1,126

Electronic Security Devices (1.08%)
Taser International Inc (a)(b)	80,700	1,161

E-Marketing& Information (0.11%)
Constant Contact Inc (a)(b)	5,553	119

Energy-Alternate Sources (0.35%)
Evergreen Solar Inc (a)(b)	7,850	135
FuelCell Energy Inc (a)(b)	15,321	152
Headwaters Inc (a)(b)	7,209	85

		372

Engineering — Research & Development Services (0.50%)
EMCOR Group Inc (a)	22,620	535

Enterprise Software & Services (2.43%)
Concur Technologies Inc (a)(b)	4,380	159
Lawson Software Inc (a)	12,100	124
Omnicell Inc (a)	34,198	921
Taleo Corp (a)	5,110	152
Ultimate Software Group Inc (a)	39,852	1,254

		2,610

See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
E-Services—Consulting (0.14%)
Access Integrated Technologies Inc (a)(b)	9,887	$44
Perficient Inc (a)(b)	7,000	110

		154

Finance—Consumer Loans (0.10%)
Portfolio Recovery Associates Inc (b)	2,745	109

Firearms & Ammunition (0.23%)
Smith & Wesson Holding Corp (a)(b)	40,560	247

Food — Miscellaneous/Diversified (0.80%)
Chiqmta Brands International Inc (a)(b)	39,831	733
Hain Celestial Group Inc (a)(b)	3,909	125

		858

Food — Wholesale & Distribution (0.05%)
United Natural Foods Inc (a)	1,650	52

Footwear & Related Apparel (1.31%)
CROCS Inc (a)(b)	14,730	542
Iconix Brand Group Inc (a)(b)	44,078	867

		1,409

Gambling (Non-Hotel) (0.12%)
Pinnacle Entertainment Inc (a)	5,600	132

Health Care Cost Containment (0.13%)
Transcend Services Inc (a)	8,821	143

Home Furnishings (0.07%)
Tempur-Pedic International Inc (b)	2,960	77

Hotels & Motels (0.33%)
Orient-Express Hotels Ltd	6,184	356

Housewares (0.05%)
Lifetime Brands Inc (b)	4,354	57

Human Resources (0.80%)
Emergency Medical Services Corp (a)(b)	8,470	248
Kenexa Corp(a)(b)	4,555	89
SuccessFactors Inc (a)(b)	8,200	97
TrueBlue Inc(a)	29,774	431

		865

Identification Systems — Development (0.10%)
L-l Identity Solutions Inc (a)(b)	6,038	108
Industrial Automation & Robots (0.10%)
HurcoCosInc(a)	2,564	112

Industrial Gases (0.66%)
Airgas Inc	13,670	712

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Instruments—Scientific (0.48%)
FEI Co (a)(b)	20,840	$517

Internet Application Software (0.16%)
Cybersource Corp (a)	9,751	173

Internet Connectivity Services (0.16%)
Cognet Communications Group Inc (a)	7,260	172

Internet Content — Entertainment (0.12%)
Shanda Interactive Entertainment Ltd ADR (a)	3,895	130

Internet Content — Information & News (0.81%)
Loop Net Inc (a)(b)	31,060	436
TheStreet.com Inc (b)	27,482	438

		874

Internet Incubators (0.36%)
Internet Capital Group Inc (a)(b)	33,101	389

Internet Infrastructure Software (0.14%)
Asia Info Holdings Inc (a)(b)	13,691	151

Internet Security (0.55%)
Blue Coat Systems Inc (a)	18,100	595

Internet Telephony (0.10%)
j2 Global Communications Inc (a)	5,200	110

Lasers — Systems & Components (0.75%)
Il-VI Inc (a)	26,321	804

Machinery — Construction & Mining (0.40%)
Bucyrus International Inc	4,352	433

Machinery — General Industry (1.59%)
DXP Enterprises Inc (a)	3,028	141
Middle by Corp(a)(b)	11,134	853
Wabtec Corp	20,700	713

		1,707

Machinery—Print Trade (0.08%)
Presstek Inc(a)(b)	17,443	89

Machinery Tools & Related Products (0.45%)
Kennametal Inc	12,750	483

Medical—Biomedical/Gene (5.45%)
AMAG Pharmaceuticals Inc (a)(b)	4,700	283
BioMimetic Therapeutics Inc (a)	7,060	123
Genomic Health Inc (a)(b)	10,900	247
Illumina Inc (a) (b)	6,264	371
Integra LifeSciences Holdings Corp (a)(b)	19,000	797
Lifecell Corp (a) (b)	42,400	1,828
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Myriad Genetics Inc (a)(b)	19,476	$904
Regeneron Pharmaceuticals Inc (a)	11,000	266
Sangamo Biosciences Inc (a)(b)	28,737	376
Seattle Genetics Inc/WA (a)(b)	18,600	212
Sequenom Inc (a)	21,213	202
Third Wave Technologies Inc (a)	26,152	252

		5,861

Medical-Drugs (0.43%)
Array Biopharma Inc (a)(b)	23,500	198
Auxi hum Pharmaceuticals Inc (a)(b)	8,800	264

		462

Medical — Outpatient & Home Medical Care (0.34%)
Res-Care Inc (a)	14,500	365

Medical Imaging Systems (0.24%)
IRIS International Inc (a)	13,321	261

Medical Information Systems (1.29%)
AMICAS Inc (a)	36,486	97
Phase Forward Inc (a)	59,245	1,289

		1,386

Medical Instruments (3.07%)
Angiodynamics Inc (a)	11,200	213
Arthrocare Corp (a)(b)	11,934	573
Bruker BioSciences Corp (a)	15,022	200
Cepheid Inc (a)(b)	31,335	826
DexCom Inc (a)(b)	11,155	99
Micrus Endovascular Corp (a)	16,390	323
NuVasive Inc (a)	9,323	368
Spectranetics Corp (a)(b)	20,771	318
Symmetry Medical Inc (a)(b)	7,291	127
ThoratecCorp (a)	8,200	149
Transl Inc (a)(b)	6,204	102

		3,298

Medical Laboratory & Testing Service (0.68%)
Bio-Reference Labs Inc (a)(b)	22,272	728

Medical Laser Systems (0.04%)
Biolase Technology Inc (a)	18,281	43

Medical Products (1.05%)
Accuray Inc (a)(b)	8,300	126
American Medical Systems Holdings Inc (a)(b)	7,953	115
Cantel Medical Corp (a)	7,809	114
Lummex Corp (a)(b)	9,203	149
Some Innovations Inc (a)(b)	18,398	142
TomoTherapy Inc (a)(b)	7,700	151
Tutogen Medical Inc (a)	13,493	139

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical Products (continued)
Wright Medical Group Inc (a)	6,636	$194

		1,130

Metal Processors & Fabrication (0.67%)
Kaydon Corp	2,357	128
Ladish Co Inc (a)	13,840	598

		726

Miscellaneous Manufacturers (0.11%)
American Railcar Industries Inc	2,836	55
China Fire & Security Group Inc (a)(b)	4,602	59

		114

Networking Products (1.53%)
Atheros Communications Inc (a)	9,300	284
Foundry Networks Inc (a)	15,700	275
Ixia (a)	50,250	477
Netgear Inc (a)	4,156	148
Polycom Inc (a)	16,067	446
Starent Networks Corp (a)(b)	1,105	20

		1,650

Oil—Field Services (1.73%)
Cal Dive International Inc (a)(b)	7,650	101
Core Laboratories NV (a)	5,218	651
Hornbeck Offshore Services Inc (a)(b)	7,553	339
Tetra Technologies Inc (a)(b)	33,768	526
Willbros Group Inc (a)(b)	6,350	243

		1,860

Oil Company — Exploration & Production (2.09%)
Carrizo Oil & Gas Inc (a)	7,192	394
Penn Virginia Corp	5,283	230

Petro Hawk Energy Corp (a)	51,974	900
Quicksilver Resources Inc (a)(b)	8,885	529
Whiting Petroleum Corp (a)	3,466	200

		2,253

Oil Field Machinery & Equipment (1.41%)
Complete Production Services Inc (a)(b)	29,800	535
Lufkim Industries Inc	2,611	150
Mitcham Industries Inc (a)	16,643	342
T-3 Energy Services Inc (a)	10,500	494

		1,521

Pharmacy Services (0.14%)
BioScnp Inc (a)	19,346	150

Physical Therapy & Rehabilitation Centers (1.08%)
Psychiatric Solutions Inc (a)(b)	35,612	1,157

Physician Practice Management (1.60%)
Pediatnx Medical Group Inc (a)	25,187	1,717
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Private Corrections (0.37%)
Geo Group Inc/The (a)	14,100	$395

Property & Casualty Insurance (0.16%)
United America Indemnity Ltd (a)	8,400	167

Reinsurance (0.10%)
Argo Group International Holdings Ltd (a)	2,574	108

REITS—Healthcare (0.66%)
Ventas Inc	15,649	708

REITS—Office Property (0.25%)
BioMed Realty Trust Inc	11,532	267

Research & Development (1.28%)
Albany Molecular Research Inc (a)	10,917	157
Kendle International Inc (a)(b)	5,214	255
Parexel International Corp (a)	19,935	963

		1,375

Respiratory Products (0.35%)
Resmed Inc (a)(b)	7,116	374

Retail — Apparel & Shoe (2.57%)
Aeropostale Inc (a)	7,370	195
Childrens Place Retail Stores Inc/The (a)	13,769	357
Christopher & Banks Corp	19,587	224
DSW Inc (a)(b)	5,790	108

GymboreeCorp (a)	12,600	384

Lululemon Athletica Inc (a)(b)	2,600	123
Phillips-Van Heusen Corp	20,528	757
Tween Brands Inc (a)(b)	15,100	400
Wet Seal Inc/The (a)(b)	93,000	217

		2,765

Retail—Discount (0.14%)
99 Cents Only Stores (a)(b)	18,502	147

Retail—Jewelry (0.04%)
Fuqi International Inc (a)	5,115	42

Retail — Perfume & Cosmetics (0.17%)
Ulta Salon Cosmetics & Fragrance Inc (a)	10,372	178

Retail — Petroleum Products (0.18%)
World Fuel Services Corp	6,530	190

Retail—Restaurants (2.00%)
California Pizza Kitchen Inc (a)	37,046	577
CKE Restaurants Inc (b)	41,952	553
Red Robin Gourmet Burgers Inc (a)(b)	15,000	480
Texas Roadhouse Inc (a)(b)	49,100	543

		2,153

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail—Sporting Goods (0.22%)

Hibbett Sports Inc (a)	4,950	$99
Zumiez Inc (a)(b)	5,630	137

		236

Schools (0.51%)
Capella Education Co (a)	2,458	161
Corinthian Colleges Inc (a)	9,632	148
K12 Inc (a)	1,400	36
Strayer Education Inc	1,184	202

		547

Seismic Data Collection (0.63%)
ION Geophysical Corp (a)(b)	42,800	675

Semiconductor Component — Integrated Circuits (2.14%)
Anadigics Inc (a)(b)	61,112	707
Hittite Microwave Corp (a)	11,400	545
Power Integrations Inc (a)	14,241	490
Standard Microsystems Corp (a)	14,460	565

		2,307

Semiconductor Equipment (0.68%)
Amtech Systems Inc (a)	8,411	109
BTU International Inc (a)	6,664	89
Formfactor Inc (a)	11,422	378
LTXCorp (a)(b)	14,608	47
Vanan Semiconductor Equipment Associates Inc (a)	2,875	106

		729

Steel-Producers (1.21%)
Steel Dynamics Inc	21,822	1,300

Superconductor Production & Systems (0.14%)
American Superconductor Corp (a)	5,605	153

Telecommunication Equipment (1.73%)
Comtech Telecommunications Corp (a)	12,900	697
Nice Systems Ltd ADR (a)	28,481	977
ShoreTel Inc (a)	13,510	189

		1,863

Telecommunication Equipment — Fiber Optics (0.11%)
Harmonic Inc (a)	11,350	119

Telecommunication Services (1.28%)
Knology Inc (a)	9,239	118
NeuStar Inc (a)	9,718	279
Neutral Tandem Inc (a)	12,765	243
PAETEC Holding Corp (a)(b)	10,162	99
SAVVIS Inc (a)(b)	8,950	250
Time Warner Telecom Inc (a)	18,940	384

		1,373

See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Theaters (0.13%)
National CineMedia Inc	5,600	$141

Therapeutics (0.99%)
BioMann Pharmaceutical Inc (a)(b)	22,750	806
Isis Pharmaceuticals Inc (a)(b)	16,267	256

		1,062

Toys (0.72%)
Marvel Entertainment Inc (a)(b)	28,940	773

Transactional Software (0.12%)
Bottomline Technologies Inc (a)	8,984	126

Transport — Equipment & Leasing (0.07%)
Aircastle Ltd	2,900	76

Transport — Services (0.65%)
HUB Group Inc (a)	26,493	704

Transport—Truck (0.76%)
Landstar System Inc	19,336	815

Veterinary Diagnostics (1.41%)
Animal Health International Inc (a)	10,246	126
Neogen Corp (a)	4,678	124
VCA Antech Inc (a)	28,532	1,262

		1,512

Web Hosting & Design (0.14%)
NIC Inc	18,143	153

Web Portals (0.26%)
United Online Inc (b)	23,550	278

Wireless Equipment (2.12%)
Ceragon Networks Ltd (a)	27,900	276
Globecomm Systems Inc (a)	12,925	151
Novatel Wireless Inc (a)(b)	27,351	443
SBA Communications Corp (a)(b)	20,400	691
Sierra Wireless Inc (a)(b)	6,447	96
Viasat Inc (a)	18,100	623

		2,280

X-Ray Equipment (0.63%)
Hologic Inc (a)	9,818	674

TOTAL COMMON STOCKS		$103,566

SHORT TERM INVESTMENTS (13.01%)
Money Market Funds (13.01%)
BNY Institutional Cash Reserve Fund	$13,997	$13,997

TOTAL SHORT TERM INVESTMENTS		$13,997

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (9.72%)
Finance — Investment Banker & Broker (9.72%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,940,000; 5.38% -5.50%; dated 03/15/11-05/18/16) (c)	$1,920	$1,920
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $8,638,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (c)	8,544	8,542

		10,462

TOTAL REPURCHASE AGREEMENTS		$10,462

Total Investments		$128,025

Liabilities in Excess of Other Assets, Net — (18.99)%		(20,431)

TOTAL NET ASSETS—100.00%		$107,594

(a)	Non- Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$14,356
Unrealized Depreciation	(9,941)

Net Unrealized Appreciation (Depreciation)	4,415
Cost for federal income tax purposes	123,610
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	27.53%
Financial	26.14%
Technology	21.54%
Industrial	16.22%
Communications	10.28%
Consumer, Cyclical	9.06%
Energy	6.21%
Basic Materials	2.01%
Liabilities in Excess of Other Assets, Net	(18.99%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (95.38%)
Advanced Materials & Products (0.39%)
Ceradyne Inc (a)(b)	14,700	$690

Aerospace & Defense (0.25%)
Esterline Technologies Corp (b)	8,700	450

Aerospace & Defense Equipment (1.19%)
Curtiss-Wright Corp	15,100	758
Kaman Corp	6,200	228
Moog Inc(b)	8,050	369
Triumph Group Inc (a)	9,500	782

		2,137

Agricultural Chemicals (1.50%)
CF Industries Holdings Inc (a)	20,900	2,300
UAP Holding Corp	9,900	382

		2,682

Airlines (0.92%)
Republic Airways Holdings Inc (a)(b)	36,400	713
Skywest Inc	34,700	932

		1,645

Apparel Manufacturers (0.30%)
G-III Apparel Group Ltd (a)(b)	6,500	96
Kellwood Co	13,200	220
Maidenform Brands Inc (a)(b)	14,600	197
Oxford Industries Inc (a)	900	23

		536

Applications Software (0.25%)
American Reprographics Co (a)(b)	5,100	84
Progress Software Corp (b)	6,900	233
Quest Software Inc (b)	6,900	127

		444

Auction House & Art Dealer (0.10%)
Sotheby’s	4,800	183

Auto/Truck Parts & Equipment — Original (0.58%)
American Axle & Manufacturing Holdings (a)	5,800	108
Lear Corp (b)	25,500	705
Tenneco Inc(b)	8,300	217

		1,030

Auto/Truck Parts & Equipment — Replacement (0.56%)
Aftermarket Technology Corp (b)	35,000	954
Standard Motor Products Inc (a)	5,600	46

		1,000

B2B-E-Commerce(0.06%)
Ariba Inc (a)(b)	9,300	104

Batteries & Battery Systems (0.36%)
EnerSys(b)	7,200	179

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Batteries & Battery Systems (continued)
Greatbatch Inc (a)(b)	23,400	$468

		647

Broadcasting Services & Programming (0.34%)
DG FastChannel Inc (a)(b)	23,700	608

Building — Heavy Construction (0.05%)
Perini Corp (b)	2,100	87

Building — Maintenance & Service (0.11%)
ABM Industries Inc	9,600	196

Building & Construction — Miscellaneous (0.16%)
Dycom Industries Inc (b)	11,000	293

Building & Construction Products -Miscellaneous (0.09%)
NCI Building Systems Inc (a)(b)	5,600	161

Building Products — Air & Heating (0.33%)
Comfort Systems USA Inc	27,900	356
Goodman Global Inc (a)(b)	9,600	236

		592

Building Products — Cement & Aggregate (0.12%)
Eagle Materials Inc (a)	6,200	220

Building Products — Doors & Windows (0.15%)
Apogee Enterprises Inc (a)	15,800	270

Building Products — Light Fixtures (0.16%)
Genlyte Group Inc (b)	3,000	286

Building Products — Wood (0.10%)
Universal Forest Products Inc	6,100	180

Casino Hotels (0.08%)
Monarch Casino & Resort Inc (a)(b)	6,200	149

Cellular Telecommunications (0.26%)
Centennial Communications Corp (a)(b)	9,300	86
Syniverse Holdings Inc (a)(b)	24,700	385

		471

Chemicals — Diversified (0.38%)
Innospec Inc (a)	8,800	151
Olin Corp (a)	9,000	174
Rockwood Holdings Inc (a)(b)	10,500	349

		674

Chemicals — Plastics (0.26%)
PolyOne Corp (a)(b)	23,500	155
Schulman A Inc	6,700	144
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Chemicals — Plastics (continued)
Spartech Corp	11,200	$158

		457

Chemicals — Specialty (2.77%)
Arch Chemicals Inc	13,100	481
HB Fuller Co (a)	38,000	853
Hercules Inc	32,500	629
Minerals Technologies Inc	3,300	221
NewMarket Corp (a)	3,000	167
OM Group Inc (a)(b)	11,700	673
Sensient Technologies Corp	19,400	549
Tena Industries Inc (a)(b)	19,700	941
WR Grace & Co (a)(b)	13,500	354
Zep Inc (a)(b)	6,200	86

		4,954

Circuit Boards (0.27%)
Park Electrochemical Corp	13,300	376
TTM Technologies Inc (b)	9,200	107

		483

Collectibles (0.12%)
RC2 Corp (a)(b)	7,800	219

Commercial Banks (9.33%)
1 st Source Corp (a)	5,910	102
Amcore Financial Inc	5,400	123
AmencanWest Bancorp	1,800	32
Ameris Bancorp	6,740	114
Bancfirst Corp	4,100	176
Banco Latinoamericano de Exportaciones	7,300	119
Banner Corp	2,500	72
Capital Corp of the West (a)	2,700	52
Capitol Bancorp Ltd (a)	5,100	103
Cascade Bancorp (a)	12,000	167
Cathay General Bancorp (a)	5,100	135
Central Pacific Financial Corp	15,500	286
Chemical Financial Corp (a)	6,993	166
Citizens Republic Bancorp Inc (a)	17,155	249
City Bank/Lynnwood WA (a)	8,100	182
City Holding Co	13,800	467
Colonial BancGroup Inc/The	17,700	240
Columbia Banking System Inc (a)	5,757	171
Community Bancorp/NV (a)(b)	3,300	57
Community Bank System Inc	7,400	147
Community Trust Bancorp Inc	13,563	373
Corus Bankshares Inc (a)	45,700	488
Cullen/Frost Bankers Inc	7,700	390
CVB Financial Corp	9,725	101
East West Bancorp Inc (a)	21,000	509
First Bancorp/Puerto Rico (a)	23,500	171

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
First Commonwealth Financial Corp	11,200	$119
First Community Bancorp Inc/CA (a)	4,800	198
First Community Bancshares Inc/VA	4,800	153
First Merchants Corp	5,500	120
First Regional Bancorp/Los Angeles CA (a) (b)	3,200	60
First State Bancorporation/NM	5,800	81
FNB Corp/PA (a)	10,700	157
FNB Corp/VA	600	14
Frontier Financial Corp (a)	8,900	165
Great Southern Bancorp Inc	5,200	114
Green Bankshares Inc	4,600	88
Hanmi Financial Corp	60,100	518
Heartland Financial USA Inc (a)	2,700	50
Heritage Commerce Corp	1,100	20
Horizon Financial Corp	5,625	98
IBERIABANK Corp	12,700	594
Imperial Capital Bancorp Inc	1,300	24
Independent Bank Corp/MI	15,831	150
Independent Bank Corp/Rockland MA	14,000	381
Integra Bank Corp	7,800	110
Irwin Financial Corp	12,700	93
Lakeland Financial Corp (a)	3,100	65
MainSource Financial Group Inc	9,621	150
Nara Bancorp Inc	11,200	131
National Penn Bancshares Inc (a)	48,136	729
NBT Bancorp Inc (a)	11,200	256
Old Second Bancorp Inc	1,400	38
Oriental Financial Group (a)	9,200	123
Pacific Capital Bancorp NA (a)	24,300	489
Peoples Bancorp Inc/OH	5,365	134
Prosperity Bancshares Inc	6,200	182
Provident Bankshares Corp (a)	12,500	267
Renasant Corp	6,750	146
Republic Bancorp Inc/KY	1,335	22
Royal Bancshares of Pennsylvania (a)	1,261	14
SCBT Financial Corp (a)	1,102	35
Security Bank Corp/GA (a)	4,800	44
Sierra Bancorp (a)	500	12
Simmons First National Corp	4,000	106
Southwest Bancorp Inc/Stillwater OK	15,100	277
Sterling Bancshares Inc/TX (a)	67,200	750
Sterling Financial Corp/PA (a)	8,031	132
Sterling Financial Corp/WA	36,420	612
Suffolk Bancorp (a)	2,500	77
Susquehanna Bancshares Inc (a)	13,700	253
SVB Financial Group (a)(b)	9,200	464
Taylor Capital Group Inc	8,100	165
TCF Financial Corp	59,300	1,063
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Trico Bancshares	5,400	$104
UCBH Holdings Inc	10,300	146
UMB Financial Corp (a)	6,500	249
Umpqua Holdings Corp (a)	20,393	313
Union Bankshares Corp/VA (a)	3,050	64
United Bankshares Inc (a)	4,100	115
Washington Trust Bancorp Inc	5,400	136
West Coast Bancorp/OR	18,500	342

		16,704

Commercial Services (0.23%)
First Advantage Corp (a)(b)	4,200	69
Live Nation Inc (b)	7,200	105
TeleTech Holdings Inc (b)	11,100	236

		410

Commercial Services — Finance (1.71%)
Advance America Cash Advance Centers Inc (a)	4,200	43
CBIZ Inc (a)(b)	25,200	247
Deluxe Corp	55,900	1,839
Dollar Financial Corp (a)(b)	22,228	682
Euronet Worldwide Inc (a)(b)	8,600	258

		3,069

Communications Software (0.13%)
Avid Technology Inc (a)(b)	4,000	113
Digi International Inc (b)	8,300	118

		231

Computer Aided Design (0.26%)
Aspen Technology Inc (b)	17,500	284
Parametric Technology Corp (b)	10,480	187

		471

Computer Services (0.59%)
Ciber Inc (b)	18,900	115
COMSYS IT Partners Inc (b)	6,500	103
Perot Systems Corp (b)	44,500	601
SI International Inc (b)	3,000	82
SYKES Enterprises Inc (b)	8,500	153

		1,054

Computers (0.11%)
Palm Inc (a)	29,880	189

Computers — Integrated Systems (0.25%)
Agilysys Inc	15,900	240
MTS Systems Corp	4,700	201

		441

Computers — Memory Devices (0.40%)
Hutchinson Technology Inc (a)(b)	5,300	139
Imation Corp	20,700	435

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Computers — Memory Devices (continued)
Quantum Corp (b)	40,500	$109
Silicon Storage Technology Inc (b)	9,100	27

		710

Computers — Peripheral Equipment (0.20%)
Electronics for Imaging (b)	16,000	360

Consulting Services (0.83%)
CRA International Inc (a)(b)	3,900	185
Forrester Research Inc (a)(b)	7,700	216
Gartner Inc (a)(b)	14,800	260
SAIC Inc (b)	17,600	354
Watson Wyatt Worldwide Inc	10,300	478

		1,493

Consumer Products — Miscellaneous (0.97%)
Helen of Troy Ltd (a)(b)	2,900	50
Iarden Corp (a)(b)	2,365	56
Prestige Brands Holdings Inc (b)	17,500	131
Tupperware Brands Corp	45,400	1,499

		1,736

Containers — Metal & Glass (0.99%)
Greif Inc	13,700	895
Silgan Holdings Inc	16,900	878

		1,773

Containers — Paper &Plastic (0.13%)
Pactiv Corp (b)	8,600	229

Cosmetics & Toiletries (0.17%)
Elizabeth Arden Inc (a)(b)	14,700	299

Data Processing & Management (0.09%)
CSG Systems International Inc (b)	8,700	128
mfoUSA Inc (a)	3,400	30

		158

Decision Support Software (0.04%)
QAD Inc	3,600	34
SPSS Inc (a)(b)	1,200	43

		77

Disposable Medical Products (0.14%)
ICU Medical Inc (a)(b)	6,900	248

Distribution & Wholesale (0.46%)
Core-Mark Holding Co Inc (a)(b)	8,000	230
United Stationers Inc (b)	10,200	471
Watsco Inc (a)	3,500	129

		830

Diversified Manufacturing Operations (2.00%)
Actuant Corp (a)	7,600	258
Acuity Brands Inc (a)	12,400	558
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Manufacturing Operations (continued)
Ameron International Corp	3,500	$323
AO Smith Corp	10,300	361
Barnes Group Inc	28,900	965
EnPro Industries Inc (a)(b)	31,100	953
Koppers Holdings Inc	3,700	160

		3,578

Diversified Operations (0.01%)
Compass Diversified Holdings	1,700	25

Diversified Operations & Commercial Services (0.26%)
Chemed Corp	3,500	195
Viad Corp	8,800	278

		473

Drug Delivery Systems (0.05%)
Noven Pharmaceuticals Inc (a)(b)	6,400	89

E-Commerce—Products (0.41%)
FTD Group Inc	56,800	732

Electric—Integrated (3.97%)
Black Hills Corp (a)	2,600	115
CH Energy Group Inc	4,600	205
Cleco Corp	22,800	634
El Paso Electric Co (b)	29,700	759
Empire District Electric Co/The (a)	9,700	221
Great Plains Energy Inc (a)	7,900	231
Idacor p Inc(a)	3,500	123
PNM Resources Inc	35,800	768
Portland General Electric Co	56,200	1,561
UIL Holdings Corp	6,900	255
Unisource Energy Corp	28,300	893
Westar Energy Inc	51,300	1,331

		7,096

Electric Products — Miscellaneous (0.63%)
Graf Tech International Ltd (b)	63,600	1,129

Electronic Components — Miscellaneous (0.84%)
Bel Fuse Inc	4,500	132
Benchmark Electronics Inc (b)	15,100	268
CTS Corp	25,300	251
Methode Electronics Inc	11,400	187
OSI Systems Inc (b)	6,500	172
Plexus Corp (b)	3,600	95
Techmtrol Inc	13,800	394

		1,499

Electronic Components — Semiconductors (1.00%)
Actel Corp(b)	5,700	78
AMIS Holdings Inc (a)(b)	12,100	121

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Electronic Components — Semiconductors (continued)
Amkor Technology Inc (a)(b)	20,700	$177
Applied Micro Circuits Corp (b)	5,050	44
DSP Group Inc (b)	15,900	194
Lattice Semiconductor Corp (b)	13,300	43
ON Semiconductor Corp (a)(b)	16,700	148
QLogic Corp(b)	11,000	156
Semtech Corp(a)(b)	800	12
Skyworks Solutions Inc (a)(b)	13,600	116
Zoran Corp(b)	31,400	707

		1,796

Electronic Design Automation (0.17%)
Magma Design Automation Inc (a)(b)	9,700	118
Mentor Graphics Corp (a)(b)	17,400	188

		306

Electronic Measurement Instruments (0.08%)
Eagle Test Systems Inc (a)(b)	11,900	152

Engineering — Research & Development Services (0.31%)
EMCOR Group Inc (a)(b)	23,300	551

Engines — Internal Combustion (0.07%)
Bnggs & StrattonCorp(a)	5,600	127

Enterprise Software & Services (1.03%)
Lawson Software Inc (a)(b)	19,000	195
Mantech International Corp (b)	8,800	386
MedAssets Inc(b)	4,700	112
MicroStrategy Inc(b)	3,200	304
Sybase Inc (a)(b)	31,900	832
SYNNEX Corp(b)	1,000	20

		1,849

E-Services—Consulting (0.10%)
Websense Inc(b)	10,700	182

Fiduciary Banks (0.27%)
Boston Private Financial Holdings Inc (a)	9,300	252
Wilmington Trust Corp	6,800	239

		491

Finance—Consumer Loans (0.44%)
Asta Funding Inc (a)	7,900	209
Encore Capital Group Inc (a)(b)	6,600	64
Ocwen Financial Corp (a)(b)	11,300	62
World Acceptance Corp (a)(b)	17,000	459

		794

Finance—Credit Card (0.13%)
Advanta Corp	14,950	120
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance—Credit Card (continued)
CompuCredit Corp(a)(b)	11,600	$116

		236

Finance — Investment Banker & Broker (1.03%)
Cowen Group Inc (a)(b)	1,200	11
Greenhill & Co Inc(a)	3,200	213
Investment Technology Group Inc (b)	9,600	457
Knight Capital Group Inc (a)(b)	46,700	672
optionsXpress Holdings Inc	4,600	156
Penson Worldwide Inc (b)	5,100	73
Piper Jaffray Cos (b)	2,600	120
SWS Group Inc	8,900	113
Thomas Weisel Partners Group Inc (b)	1,800	25

		1,840

Finance—Leasing Company (0.11%)
Financial Federal Corp	8,450	188

Finance — Mortgage Loan/Banker (0.16%)
Centerline Holding Co (a)	9,300	71
Federal Agricultural Mortgage Corp	8,500	224

		295

Finance—Other Services (0.02%)
eSpeed Inc(a)(b)	2,500	28

Food—Baking (0.09%)
Flowers Foods Inc	6,900	162

Food—Canned (0.13%)
TreeHouse Foods Inc (b)	10,400	239

Food — Miscellaneous/Diversified (0.30%)
Corn Products International Inc	2,200	81
Ralcorp Holdings Inc (b)	7,500	456

		537

Food—Retail (0.06%)
Ruddick Corp	3,000	104

Food — Wholesale & Distribution (0.98%)
Nash Finch Co (a)	19,300	681
Performance Food Group Co (b)	10,300	277
Spartan Stores Inc	35,000	799

		1,757

Footwear & Related Apparel (0.45%)
Deckers Outdoor Corp (a)(b)	2,000	310
Icomx Brand Group Inc (a)(b)	4,300	84
Skechers U.S.A. Inc (b)	5,000	98
Steven Madden Ltd (b)	7,700	154
Wolverine World Wide Inc	6,400	157

		803

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Funeral Services & Related Items (0.22%)
Stewart Enterprises Inc (a)	44,700	$398

Gas—Distribution (1.92%)
Atmos Energy Corp	7,100	199
New Jersey Resources Corp	21,000	1,050
Nicor Inc	11,500	487
Northwest Natural Gas Co (a)	4,300	209
South Jersey Industries Inc	8,800	318
Southwest Gas Corp (a)	32,900	980
WGL Holdings Inc	5,900	193

		3,436

Health Care Cost Containment (0.22%)
Healthsprmg Inc(b)	20,500	391

Home Furnishings (0.14%)
Ethan Allen Interiors Inc	8,800	251

Human Resources (0.58%)
AMN Healthcare Services Inc (b)	7,500	129
Heidnck & Struggles International Inc (a)	4,800	178
Kelly Services Inc	6,800	127
KforceInc(b)	10,800	105
MPS Group Inc (a)(b)	15,150	166
Sphenon Corp(b)	44,600	325

		1,030

Identification Systems — Development (0.23%)
Checkpoint Systems Inc (a)(b)	15,800	410

Internet Application Software (0.35%)
Cybersource Corp(b)	7,547	134
Interwoven Inc (b)	24,200	344
Vignette Corp (b)	10,000	146

		624

Internet Infrastructure Equipment (0.29%)
Avocent Corp(b)	21,900	510

Internet Infrastructure Software (0.22%)
TIBCO Software Inc (b)	48,100	388

Internet Security (0.20%)
Ipass Inc(a)(b)	1,800	7
Sonic WALL Inc(a)(b)	33,000	354

		361

Intimate Apparel (0.12%)
Warnaco Group Inc/The (b)	6,400	223

Investment Companies (0.37%)
MCG Capital Corp	16,000	185
Patriot Capital Funding Inc (a)	25,519	258
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Investment Companies (continued)
TICC Capital Corp (a)	24,679	$228

		671

Investment Management & Advisory Services (0.31%)
Calamos Asset Management Inc (a)	6,500	193
National Financial Partners Corp	2,800	128
Waddell & Reed Financial Inc	6,500	235

		556

Lasers — Systems & Components (0.54%)
Coherent Inc (b)	12,200	306
Cymer lnc(a)(b)	6,200	241
Electro Scientific Industries Inc (b)	1.300	26
Newport Corp (a)(b)	13.300	170
Rofin-Sinar Technologies Inc (b)	4,800	231

		974

Life & Health Insurance (1.15%)
American Equity Investment Life Holding	15,200	126
Delphi Financial Group Inc	38,650	1,364
Phoenix Cos Inc/The (a)	17,800	211
Universal American Corp (b)	14,100	361

		2,062

Machinery — Construction & Mining (0.06%)
Astec Industries Inc (a)(b)	3,000	112

Machinery—Electrical (0.45%)
Regal—Beloit Corp	17,800	800

Machinery — General Industry (1.48%)
Applied Industrial Technologies Inc	52,650	1,528
Kadantlnc(b)	800	24
Robbins & Myers Inc	3,100	235
Tennant Co	5,200	230
Wabtec Corp	18,300	630

		2,647

Machinery — Material Handling (0.17%)
Cascade Corp	4,700	219
Columbus McKinnnon Corp/NY (b)	2,800	91

		310

Medical—Biomedical/Gene (0.71%)
Applera Corp — Celera Group (b)	4,800	76
Arena Pharmaceuticals Inc (a)(b)	2,400	19
Barrier Therapeutics Inc (b)	4,900	19
Bio—Rad Laboratories Inc (b)	5,500	570
Exelixis lnc(a)(b)	8,600	74
InterMune Inc(a)(b)	4,000	54
Lifecell Corp(a)(b)	3,700	160
Martek BiosciencesCorp(a)(b)	400	12
Medivationlnc (a)(b)	2,100	30
Nektar Therapeutics (a)(b)	3,000	20

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Protalix BioTherapeutics Inc(a)(b)	9,400	$32
Savient Pharmaceuticals Inc (a)(b)	8,800	202

		1,268

Medical—Drugs (0.67%)
Acadia Pharmaceuticals Inc (aXb)	5,000	55
Adams Respiratory Therapeutics Inc (a)(b)	3,800	227
Auxilium Pharmaceuticals Inc (a)(b)	3,000	90
Bionovo Inc(a)(b)	16,100	27
Bradley Pharmaceuticals Inc (a)(b)	3,900	77
Sciele Pharmalnc(a)(b)	17,600	360
Sucampo Pharmaceuticals Inc (a)(b)	2,600	48
ULURU Inc(b)	6,600	18
Valeant Pharmaceuticals International (b)	4,300	51
ViropharmaInc(a)(b)	31,200	248

		1,201

Medical—Generic Drugs (0.40%)
Alpharmalnc(a)(b)	15,600	314
Par Pharmaceutical Cos Inc (a)(b)	3,000	72
PemgoCo(a)	9,200	322

		708

Medical—HMO (0.86%)
AMERIGROUPCorp(b)	29,400	1,072
Magellan Health Services Inc (b)	7,800	364
Molina Healthcare Inc (a)(b)	2,900	112

		1,548

Medical—Hospitals (0.11%)
Medcath Corp(b)	7,800	192

Medical — Outpatient & Home Medical Care (0.57%)
Apna Healthcare Group Inc (a)(b)	3,900	84
Gentiva Health Services Inc (a)(b)	44,300	844
Res—Care Inc (a)(b)	3,700	93

		1,021

Medical Instruments (0.24%)
ConmedCorp(a)(b)	17,900	413
SurModics Inc(aXb)	400	22

		435

Medical Products (0.39%)
Haemonetics Corp(a)(b)	4,800	303
Invacare Corp	9,900	249
PSS World Medical Inc (b)	7,100	139

		691

Medical Sterilization Products (0.26%)
STERIS Corp	16,100	464

Metal-Aluminum (0.29%)
Century Aluminum Co (a)(b)	9,600	518
See accompanying notes

Schedule of Investments
Small Cap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal Processors & Fabrication (0.83%)	5,400	$250
CIRCOR International Inc
Mueller Industries Inc	14,300	415
Quanex Corp(a)	15,950	828

		1,493

Miscellaneous Manufacturers (0.16%)
Freight Car America Inc (a)	3,400	119
Reddy Ice Holdings Inc	6,300	159

		278

Motion Pictures & Services (0.05%)
Macrovision Corp (a) (b)	4,800	88

MRI - Medical Diagnostic Imaging (0.14%)
Alliance Imaging Inc (b)	26,900	259

Multilevel Direct Selling (0.09%)
Nu Skin Enterprises Inc	10,300	169

Multi-Line Insurance (0.11%)
Horace Mann Educators Corp	10,400	197

Multimedia (0.01%)
Media General Inc	1,200	26

Music (0.08%)
Steinway Musical Instruments (a)	5,500	152

Networking Products (0.67%)
Adaptec Inc (b)	11,400	39
Anixter International Inc (a)(b)	7,600	473
Black Box Corp	5,600	203
Foundry Networks Inc (b)	9,500	166
Ixia(b)	18,600	176
Polycom Inc (b)	5,000	139

		1,196

Non-Ferrous Metals (0.05%)
USEC Inc (a) (b)	10,400	94

Office Automation & Equipment (0.17%)
IKON Office Solutions Inc	23,200	302

Office Supplies & Forms (0.23%)
Ennis Inc	23,200	418

Oil—Field Services (1.32%)
Exterran Holdings Inc (a)(b)	5,687	465
Global Industries Ltd (a)(b)	5,900	126
Oil States International Inc (b)	23,900	816
RPC Inc (a)	7,362	86
Trico Marine Services Inc (a)(b)	20,000	740

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil-Field Services (continued)
Union Drilling Inc (a)(b)	8,100	$128

		2,361

Oil & Gas Drilling (0.09%)
Parker Drilling Co (a)(b)	22,200	168

Oil Company — Exploration & Production (1.90%)
Bois d’ Arc Energy Inc (a)(b)	7,000	139
Callon Petroleum Co (b)	20,100	331
Cimarex Energy Co	7,900	336
Comstock Resources Inc (a)(b)	8,000	272
Energy Partners Ltd (b)	6,827	81
Harvest Natural Resources Inc (a)(b)	13,200	165
Mariner Energy Inc (b)	11,700	268
PetroHawk Energy Corp (b)	10,400	180
Rosetta Resources Inc (a)(b)	4,200	83
Stone Energy Corp (a)(b)	14,100	661
Swift Energy Co (b)	19,700	869
Vaalco Energy Inc (b)	2,600	12

		3,397

Oil Refining & Marketing (0.38%)
Alon USA Energy Inc (a)	17,400	473
Holly Corp	3,900	198

		671

Paper & Related Products (0.74%)
Buckeye Technologies Inc (b)	42,500	531
Rock-Tenn Co (a)	18,200	462
Schweitzer-Mauduit International Inc	12,600	327

		1,320

Physical Therapy & Rehabilitation Centers (0.16%)
Psychiatric Solutions Inc (a)(b)	8,800	286

Poultry (0.21%)
Pilgrim’s Pride Corp (a)	12,700	368

Power Converter & Supply Equipment (0.12%)
Advanced Energy Industries Inc (b)	15,900	208

Printing-Commercial (0.25%)
Consolidated Graphics Inc (b)	8,100	387
Valassis Communications Inc (a)(b)	4,400	52

		439

Private Corrections (0.22%)
Geo Group Inc/The (a)(b)	14,300	400

Property & Casualty Insurance (3.81%)
American Physicians Capital Inc	7,000	290
Amerisafe Inc(b)	24,700	383
Amtrust Financial Services Inc	5,100	70
Fpic Insurance Group Inc (a)(b)	4,100	176
See accompanying notes

Schedule of Investments
Small Cap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Harleysville Group Inc	5,200	$184
Infinity Property & Casualty Corp (a)	6,900	249
Meadowbrook Insurance Group Inc (a)(b)	10,400	98
Navigators Group Inc (b)	12,100	787
Philadelphia Consolidated Holding Co (b)	5,500	216
PMA Capital Corp (b)	42,700	351
ProAssurance Corp(b)	9,300	511
RLI Corp	1,400	80
Safety Insurance Group Inc	22,300	817
SeaBright Insurance Holdings Inc (b)	21,900	330
Selective Insurance Group (a)	37,200	855
Zenith National Insurance Corp	31,600	1,414

		6,811

Publicly Traded Investment Fund (0.56%)
iShares Russell 2000 Value Index Fund	14,200	1,003

Publishing-Books (0.33%)
Scholastic Corp (b)	17,100	597

Publishing-Newspapers (0.23%)
Lee Enterprises Inc	27,800	407

Quarrying (0.16%)
Compass Minerals International Inc (a)	6,900	283

Racetracks (0.07%)
Speedway Motorsports Inc	3,900	121

Radio (0.43%)
Cox Radio Inc (a)(b)	34,700	422
Entercom Communications Corp (a)	14,400	197
Radio One Inc (b)	50,200	119
Westwood One Inc	18,800	37

		775

Real Estate Management & Services (0.04%)
HFF Inc(a)(b)	10,300	80

Reinsurance (1.99%)
Argo Group International Holdings Ltd (b)	14,147	596
Aspen Insurance Holdings Ltd	35,900	1,035
Max Capital Group Ltd	22,900	641
Odyssey Re Holdings Corp	11,600	426
Platinum Underwriters Holdings Ltd	24,400	868

		3,566

REITS—Apartments (0.07%)
Home Properties Inc (a)	2,800	126

REITS—Diversified (0.63%)
Entertainment Properties Trust	7,200	338

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
REITS—Diversified (continued)
Lexington Realty Trust	53,900	$784

		1,122

REITS—Healthcare (0.72%)
LTC Properties Inc	10,700	268
Medical Properties Trust Inc (a)	18,900	192
Omega Healthcare Investors Inc	14,900	239
Senior Housing Properties Trust	26,000	590

		1,289

REITS—Hotels (1.73%)
Ashford Hospitality Trust Inc	50,400	362
Diamond Rock Hospitality Co	33,000	494
FelCor Lodging Trust Inc	68,600	1,070
Sunstone Hotel Investors Inc	63,600	1,163

		3,089

REITS — Manufactured Homes (0.19%)
Equity Lifestyle Properties Inc	7,600	347

REITS-Mortgage (0.87%)
Anthracite Capital Inc	48,800	353
Arbor Realty Trust Inc (a)	11,200	180
Capital Trust Inc/NY	4,400	135
Gramercy Capital Corp/New York (a)	5,000	122
MFA Mortgage Investments Inc	44,137	408
NorthStar Realty Finance Corp (a)	40,000	357

		1,555

REITS-Office Property (0.79%)
BioMed Realty Trust Inc	32,000	741
Maguire Properties Inc	5,800	171
Parkway Properties Inc/Md	13,600	503

		1,415

REITS-Regional Malls (0.65%)
Pennsylvania Real Estate Investment Trust	39,200	1,163

REITS-Shopping Centers (0.55%)
Cedar Shopping Centers Inc	17,900	183
Inland Real Estate Corp	17,400	247
Saul Centers Inc (a)	10,500	561

		991

REITS-Single Tenant (0.29%)
National Retail Properties Inc (a)	12,700	297
Realty Income Corp	8,300	224

		521

REITS-Storage (0.04%)
Extra Space Storage Inc	4,400	63

REITS — Warehouse & Industrial (0.26%)
First Industrial Realty Trust Inc	6,500	225
See accompanying notes

Schedule of Investments
Small Cap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Warehouse & Industrial (continued)
First Potomac Realty Trust (a)	14,400	$249

		474

Rental—Auto & Equipment (0.41%)
Aaron Rents Inc	2,925	56
Dollar Thrifty Automotive Group (b)	6,900	163
Electro Rent Corp	2,600	39
Rent-A—Center Inc/TX(a)(b)	32,900	478

		736

Research & Development (0.08%)
Parexel International Corp (b)	2,800	135

Retail—Apparel & Shoe (0.86%)
Brown Shoe Co Inc	23,250	353
Cato Corp/The	17,900	280
Charlotte Russe Holding Inc (a)(b)	5,100	82
Charming Shoppes Inc (a)(b)	100	1
Collective Brands Inc (b)	14,500	252
Dress Barn Inc (a)(b)	6,400	80
New York & Co Inc (b)	16,500	105
Shoe Carnival Inc (a)(b)	3,100	44
Stage Stores Inc	20,775	307
Tween Brands Inc (a)(b)	1,200	32

		1,536

Retail—Auto Parts (0.05%)
CSK Auto Corp (a)(b)	17,500	88

Retail—Automobile (0.25%)
Asbury Automotive Group Inc	21,900	330
Sonic Automotive Inc	5,900	114

		444

Retail—Bookstore (0.11%)
Barnes & Noble Inc	5,700	196

Retail — Computer Equipment (0.22%)
Insight Enterprises Inc (a)(b)	5,400	98
PC Connection Inc (a)(b)	8,000	91
Systemax Inc(a)	9,700	197

		386

Retail-Convenience Store (0.25%)
Casey’s General Stores Inc	1,300	39
Pantry Inc/The (a)(b)	15,400	402

		441

Retail-Drug Store (0.08%)
Longs Drug Stores Corp (a)	3,000	141

Retail-Fabric Store (0.03%)
Jo-Ann Stores Inc (b)	3,800	50

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail—Hair Salons (0.09%)
Regis Corp	5,800	$162

Retail—Jewelry (0.16%)
Movado Group Inc	11,000	278

Retail—Office Supplies (0.01%)
School Specialty Inc (b)	700	24

Retail—Pawn Shops (0.41%)
Cash America International Inc	22,700	733

Retail—Restaurants (0.95%)
AFC Enterprises (a)(b)	6,500	73
Bob Evans Farms Inc	100	3
Domino’s Pizza Inc	21,300	282
Jack in the Box Inc (b)	36,700	946
Landry’s Restaurants Inc (a)	4,000	79
O’Charleys Inc	8,800	132
Papa John’s International Inc (a)(b)	8,300	188

		1,703

Retirement & Aged Care (0.07%)
Sunrise Senior Living Inc (a)(b)	3,900	120

Rubber—Tires (0.08%)
Cooper Tire & Rubber Co	8,200	136

Rubber & Plastic Products (0.16%)
Myers Industries Inc	19,700	285

Savings & Loans-Thrifts (1.38%)
Anchor Bancorp Wisconsin Inc (a)	2,800	66
Bank Umted Financial Corp	24,500	169
Berkshire Hills Bancorp Inc	400	10
Dime Community Bancshares (a)	10,525	134
Downey Financial Corp (a)	5,700	177
First Financial Holdings Inc	5,100	140
First Niagara Financial Group Inc	60,146	724
First Place Financial Corp/OH (a)	4,700	66
FirstFed Financial Corp (a)(b)	11,400	408
Flagstar Bancorp Inc (a)	8,700	61
TierOne Corp	10,100	224
United Community Financial Corp/OH	13,700	76
WSFS Financial Corp	4,200	211

		2,466

Seismic Data Collection (0.04%)
Dawson Geophysical Co (a)(b)	1,000	71

Semiconductor Component — Integrated Circuits (0.81%)
Cirrus Logic Inc (b)	14,400	76
EmulexCorp(b)	51,900	847
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Semiconductor Component — Integrated Circuits (continued)
ExarCorp(a)(b)	9,600	$77
Genesis Microchip Inc (b)	3,800	33
Micrel lnc	13,100	111
Pericom Semiconductor Corp (b)	3,500	65
Standard Microsystems Corp (b)	6,000	234

		1,443

Semiconductor Equipment (1.20%)
Asyst Technologies Inc (b)	23,600	77
Axcelis Technologies Inc (b)	20,400	94
Brooks Automation Inc (a)(b)	19,700	260
Cabot Microelectronics Corp (a)(b)	6,200	223
Cohu Inc	16,300	249
Credence Systems Corp (b)	12,900	31
Entegris Inc(a)(b)	49,939	431
Kulicke Soffa Industries Inc (a)(b)	10,200	70
Mattson Technology Inc (a)(b)	5,200	44
MKS Instruments Inc (a)(b)	22,300	427
Photronics Inc (a)(b)	8,500	106
Rudolph Technologies Inc (a)(b)	12,000	136

		2,148

Steel—Producers (0.40%)
Carpenter Technology Corp	4,100	308
Schmtzer Steel Industries Inc	5,950	412

		720

Steel—Specialty (0.06%)
Universal Stainless & Alloy (b)	3,000	107

Steel Pipe & Tube (0.39%)
Valmont Industries Inc	7,800	695

Telecommunication Equipment (0.31%)
Arris Group Inc (a)(b)	29,786	297
North Pittsburgh Systems Inc (a)	800	18
Plantronics	7,900	205
Utstarcom Inc(a)(b)	9,300	26

		546

Telecommunication Equipment — Fiber Optics (0.14%)
Finisar Corp(a)(b)	14,300	21
MRV Communications Inc (a)(b)	8,200	19
Oplink Communications Inc (a)(b)	9,900	152
Sycamore Networks Inc (b)	15,600	60

		252

Telecommunication Services (0.89%)
Consolidated Communications Holdings Inc(a)	8,600	171
Iowa Telecommunications Services Inc	10,700	174
MasTec Inc(a)(b)	12,200	124
Premiere Global Services Inc (b)	66,700	991

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telecommunication Services (continued)
RCN Corp	6,300	$98
USA Mobility Inc (a)(b)	2,900	41

		1,599

Telephone — Integrated (0.68%)
Atlantic Tele-Network Inc	2,900	98
Cincinnati Bell Inc (b)	233,700	1,110

		1,208

Television (0.25%)
Lin TV Corp (aXb)	7,700	94
Sinclair Broadcast Group Inc	44,000	361

		455

Textile—Apparel (0.12%)
Perry Ellis International Inc (a)(b)	13,650	210

Therapeutics (0.32%)
Cypress Bioscience Inc (a)(b)	11,900	131
Onyx Pharmaceuticals Inc (a)(b)	3,400	189
United Therapeutics Corp (a)(b)	2,500	244

Tobacco (0.52%)		564

Alliance One International Inc (b)	133,600	544
Universal Corp/Richmond VA	7,500	384

Toys (0.69%)		928

Jakks Pacific Inc (b)	44,600	1,053
Marvel Entertainment Inc (a)(b)	6,500	174

		1,227

Transport — Air Freight (0.25%)
Atlas Air Worldwide Holdings Inc (a)(b)	8,200	445

Transport — Marine (1.49%)
Eagle Bulk Shipping Inc (a)	9,500	252
Genco Shipping & Trading Ltd (a)	10,800	592
Gulfmark Offshore Inc (a)(b)	28,900	1,352
Knightsbridge Tankers Ltd (a)	8,100	196
TBS International Ltd (a)(b)	8,300	274

		2,666

Transport — Services (0.27%)
Bristow Group Inc (a)(b)	6,000	340
Pacer International Inc	10,300	150

		490

Transport — Truck (0.05%)
Saia Inc(a)(b)	6,700	89

Water (0.07%)
American States Water Co (a)	3,500	132

See accompanying notes	129

Schedule of Investments
SmallCap Value Account
December, 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Web Portals (0.13%)
United Online Inc (a)	18,950	$224

Wire & Cable Products (0.22%)
Belden Inc	6,800	302
Encore Wire Corp	5,200	83

		385

Wireless Equipment (0.18%)
EMS Technologies Inc (b)	6,700	203
Powerwave Technologies Inc (a)(b)	14,400	58
RF Micro Devices Inc (a)(b)	12,100	69

		330

TOTAL COMMON STOCKS		$170,670

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.17%)
U.S. Treasury (0.17%)
4.63%, 11/30/2008 (c)	$300	$304

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$304

SHORT TERM INVESTMENTS (13.39%)
Money Market Funds (13.39%)
BNY Institutional Cash Reserve Fund (d)	$23,967	$23,967

TOTAL SHORT TERM INVESTMENTS		$23,967

REPURCHASE AGREEMENTS (9.52%)
Finance — Investment Banker & Broker (9.52%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $298,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (d)	$295	$295
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $16,923,000; 0.00%- 6.50%; dated 01/15/08 - 06/09/33) (d)	16,741	16,736

		17,031

TOTAL REPURCHASE AGREEMENTS		$17,031

Total Investments		$211,972
Liabilities in Excess of Other Assets, Net — (18.46)%		(33,037)

TOTAL NET ASSETS — 100.00%		$178,935

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period the value of these secunties totaled $304 or 0.17% of net assets.

(d)	Security was purchased with the cash proceeds from secunties loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$24,354
Unrealized Depreciation	(25,949)

Net Unrealized Appreciation Pepreciation)	(1,595)
Cost for federal income tax purposes	213,567
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Russell 2000; March 2008	11	$4,246	$4,247	$1
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	50.3%
Industrial	15.55%
Consumer, Non-cyclical	13.97%
Consumer, Cyclical	8.37%
Technology	6.69%
Basic Materials	6.60%
Communications	6.48%
Utilities	5.96%
Energy	3.73%
Funds	0.56%
Government	0.17%
Diversified	0.01%
Liabilities in Excess of Other Assets, Net	(18.46%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)
Asset Type	Percent

Futures	2.37%

See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.45%)
Advanced Materials & Products (0.06%)
Ceradyne Inc (a)Cb)	2,000	$94

Advertising Services (0.29%)
Getty Images Inc (a)(b)	14,500	421

Aerospace & Defense (3.07%)
Boeing Co	32,111	2,808
Northrop Grumman Corp	14,900	1,172
Teledyne Technologies Inc (b)	8,300	443

		4,423

Agricultural Chemicals (0.19%)
Potash Corp of Saskatchewan	1,950	281

Agricultural Operations (0.39%)	12,000	557
Archer-Damels-Midland Co

Airlines (0.88%)	21,460	536
Alaska Air Group Inc (a)(b)	57,100	734

Cathay Pacific Airways Ltd ADR (b)		1,270

Applications Software (4.59%)	66,200	514
Actuate Corp (a)(b)
Microsoft Corp	154,830	5,512
Quest Software Inc (a)(b)	32,400	598

		6,624

Athletic Footwear (1.29%)
Nike Inc	29,053	1,866

Auto — Car & Light Trucks (0.80%)
Toyota Motor Corp ADR	10,900	1,157

Auto — Medium & Heavy Duty Trucks (1.54%)
Paccar Inc	40,700	2,217

Beverages-Non-Alcoholic (0.79%)
PepsiCo Inc	15,000	1,139

Building — Mobile Home & Manufactured Housing (0.40%;
Monaco Coach Corp (a)	65,000	577

Building — Residential & Commercial (0.03%)
KB Home (a)	1,900	41

Building & Construction Products — Miscellaneous (0.53%)
Simpson Manufacturing Co Inc	29,000	771

Cellular Telecommunications (0.22%)
China Mobile Ltd ADR	2,000	174
NII Holdings Inc (b)	2,850	137

		311

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Chemicals — Specialty (0.07%)
Symyx Technologies (a)(b)	12,900	$99

Commercial Banks (2.36%)
Banner Corp	7,200	207
Cascade Bancorp (a)	1,500	21
City National Corp/CA	21,000	1,250
East West Bancorp Inc	41,200	998
Pacific Capital Bancorp NA	8,000	161
UCBH Holdings Inc	13,700	194
UnionBanCal Corp	11,400	558
Zions Bancorporation	300	14

		3,403

Computer Aided Design (0.24%)
Autodesk Inc (b)	7,000	348

Computers (2.28%)
Apple Inc (b)	5,400	1,070
Hewlett-Packard Co	43,900	2,216

		3,286

Computers — Integrated Systems (0.11%)	7,400	153
Echelon Corp (b)

Computers — Memory Devices (0.09%)
Network Appliance Inc (b)	5,200	130

Consumer Products — Miscellaneous (1.18%)
Central Garden and Pet Co — A Shares (a)(b)	2,000	11
Central Garden and Pet Co (a)(b)	6,900	40
Clorox Co	25,370	1,653

		1,704

Cosmetics & Toiletries (2.26%)
Bare Escentuals Inc (a)(b)	5,575	10,208
Colgate-Palmolive Co	10,208	796
Estee Lauder Cos Inc/The	10,800	471
Procter & Gamble Co	25,200	1,850

		3,252

Data Processing & Management (0.06%)
Fair Isaac Corp (a)	2,514	81

Diagnostic Kits (0.34%)
OraSure Technologies Inc (a)(b)	55,461	493

Dialysis Centers (0.57%)
DaVita Inc(a)(b)	14,600	823

Disposable Medical Products (0.33%)
CR Bard Inc	5,000	474

See accompanying notes	131

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Distribution & Wholesale (0.05%)
Building Materials Holding Corp (a)	12,070	$67

Diversified Manufacturing Operations (0.95%)
General Electric Co	36,800	1,364

E-Commerce — Products (0.41%)
Amazon.ComInc(a)(b)	3,300	306
Blue Nile Inc (a)(b)	4,200	286

		592

E-Commerce — Services (0.18%)
eBay Inc (b)	7,900	262

Electric-Integrated (0.88%)
Edison International	13,300	710
PG&E Corp	13,000	560

		1,270

Electronic Components — Semiconductors (2.16%)
Intel Corp	71,930	1,918
Lattice Semiconductor Corp (b)	23,880	78
LSI Corp (a)(b)	29,500	157
Nvidia Corp (b)	11,200	381
Pixelworkslnc(b)	63,600	48
QLogicCorp(a)(b)	24,000	341
SiRF Technology Holdings Inc (a)(b)	5,157	129
Supertexlnc(a)(b)	1,800	56

		3,108

Electronic Forms (1.66%)
Adobe Systems Inc (b)	56,140	2,399

Electronic Measurement Instruments (0.77%)
ItronInc(a)(b)	6,800	652
Trimble Navigation Ltd (b)	15,000	454

		1,106

Engineering — Research & Development Services (2.50%)
Jacobs Engineering Group Inc (b)	37,631	3,598

Enterprise Software & Services (1.26%)
InformaticaCorp(a)(b)	21,900	395
Oracle Corp (b)	48,400	1,093
Sybase Inc (a)(b)	12,400	323

		1,811

Entertainment Software (0.55%)
Electronic Arts Inc (b)	13,500	789

Fiduciary Banks (0.81%)
Northern Trust Corp	15,300	1,172

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance-Auto Loans (0.02%)
United PanAm Financial Corp (b)	6,100	$31

Finance — Investment Banker & Broker (2.94%)
Charles Schwab Corp/The	125,800	3,214
Goldman Sachs Group Inc/The	4,500	968
Piper Jaffray Cos (a)(b)	1,255	58

		4,240

Finance — Mortgage Loan/Banker (0.14%)
Countrywide Financial Corp (a)	10,600	95
Fannie Mae	2,700	108

		203

Food—Retail (1.21%)
Dairy Farm International Holdings Ltd ADR (a)	19,295	418
Kroger Co/The	21,790	582
Safeway Inc	21,800	746

		1,746

Forestry (2.00%)
Plum Creek Timber Co Inc (a)	16,000	737
Weyerhaeuser Co	29,135	2,148

		2,885

Gas-Distribution (0.99%)
Sempra Energy	23,000	1,423

Health Care Cost Containment (1.14%)
McKesson Corp	25,000	1,638

Hotels & Motels (0.68%)
Red Lion Hotels Corp (b)	98,960	985

Human Resources (0.52%)
AMN Healthcare Services Inc (aXb)	22,200	381
Resources Connection Inc	3,100	56
Robert Half International Inc	11,600	314

		751

Industrial Automation & Robots (0.08%)
IntermecInc(a)(b)	6,000	122

Instruments-Scientific (2.20%)
Applera Corp — Applied Biosystems Group	17,900	607
DionexCorp(a)(b)	21,744	1,802
FEI Co (a)(b)	30,560	759

		3,168

Internet Application Software (0.55%)
Art Technology Group Inc (b)	185,140	800

Internet Security (0.16%)
VenSign Inc (a)(b)	6,300	237
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Investment Management & Advisory Services (1.94%)
Franklin Resources Inc	24,400	$2,792

Lasers — Systems & Components (0.19%)
Electro Scientific Industries Inc (a)(b)	13,703	272

Life & Health Insurance (1.50%)
StanCorp Financial Group Inc	42,900	2,161

Machinery — Material Handling (0.24%)
Cascade Corp	7,600	353

Medical—Biomedical/Gene (1.69%)
Affymetrixlnc(a)(b)	3,600	83
Amgenlnc(b)	20,607	957
Genentechlnc(b)	15,500	1,040
MartekBiosciencesCorp(a)(b)	11,900	352

		2,432

Medical—Drugs (2.76%)
Abbott Laboratories	20,000	1,123
Allerganlnc/Umted States	44,424	2,854

		3,977

Medical—Generic Drugs (0.32%)
Watson Pharmaceuticals Inc (b)	17,000	461

Medical—HMO (0.28%)
Health Net Inc (b)	8,280	400

Medical—NursingHomes (0.04%)
Sun Healthcare Group Inc (a)(b)	3,500	60

Medical Instruments (0.27%)
TechneCorp(b)	6,000	396

Medical Products (1.92%)
Johnson & Johnson	3,000	200
Mentor Corp	19,300	755
Stryker Corp	3,600	269
Vanan Medical Systems Inc (b)	29,000	1,513
Zimmer Holdings Inc (b)	400	26

		2,763

Metal Processors & Fabrication (0.87%)
Precision Castparts Corp	9,000	1,248

Multimedia (1.17%)
Walt Disney Co/The	52,270	1,687

Networking Products (2.22%)
Cisco Systems Inc (b)	107,200	2,902
Polycom Inc (a)(b)	10,800	300

		3,202

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Non-Hazardous Waste Disposal (0.37%)
Waste Connections Inc (b)	17,050	$527

Office Supplies & Forms (0.11%)
Avery Denmson Corp	2,900	154

Oil—Field Services (0.18%)
SchlumbergerLtd	2,650	261

Oil & Gas Drilling (0.73%)
Nabors Industries Ltd (a)(b)	38,300	1,049

Oil Company — Exploration & Production (5.08%)
Apache Corp	13,500	1,452
Berry Petroleum Co	42,200	1,876
Occidental Petroleum Corp	51,900	3,995

		7,323

Oil Company-Integrated (3.78%)
Chevron Corp	43,588	4,068
Exxon Mobil Corp	14,700	1,377

		5,445

Property & Casualty Insurance (0.26%)
Mercury General Corp	7,500	374

Publishing-Newspapers (0.02%)
McClatchy Co (a)	2,250	28

Real Estate Management & Services (0.01%)
CB Richard Ellis Group Inc (a)(b)	400	9

Regional Banks (3.19%)
Bank of America Corp	4,200	173
US Bancorp	11,000	349
Wells Fargo & Co	135,046	4,077

		4,599

REITS-Apartments (0.43%)
Essex Property Trust Inc	6,400	624

REITS-Healthcare (0.88%)
HCPInc(a)	33,300	1,158
Nationwide Health Properties Inc (a)	3,400	107

		1,265

REITS — Warehouse & Industrial (0.72%)
AMB Property Corp	18,004	1,036

Respiratory Products (0.52%)
Resmedlnc(a)(b)	14,400	756

Retail-Apparel & Shoe (0.97%)
Columbia Sportswear Co (a)	7,124	314
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail-Apparel & Shoe (continued)
Nordstrom Inc	29,400	$1,080

		1,394

Retail-Automobile (0.63%)
Copartlnc(b)	21,500	915

Retail-Discount (2.26%)
Costco Wholesale Corp	46,620	3,252

Retail-Drug Store (0.38%)
CVS Caremark Corp	13,723	545

Retail-Restaurants (1.03%)
Jack in the Box Inc (b)	2,300	59
McCormick & Schmicks Seafood Restaurant (a)(b)	3,538	42
Starbucks Corp (b)	67,540	1,383

		1,484

Savings & Loans-Thrifts (1.18%)
Washington Federal Inc	79,197	1,672
Washington Mutual Inc (a)	2,300	31

		1,703

Semiconductor Component — Integrated Circuits (0.43%)
Cypress Semiconductor Corp (b)	7,800	281
ExarCorp(a)(b)	7,700	61
Linear Technology Corp (a)	8,700	277

		619

Semiconductor Equipment (0.71%)
Applied Materials Inc	21,125	375
Kla-TencorCorp	9,500	458
Novellus Systems Inc (a)(b)	7,000	193

		1,026

Steel-Producers (1.84%)
Reliance Steel & Aluminum Co	9,500	515
Schmtzer Steel Industries Inc (a)	30,923	2,138

		2,653

Steel Pipe & Tube (0.02%)
Northwest Pipe Co (b)	881	34

Telecommunication Services (0.05%)
ClearwireCorp(a)(b)	5,000	69

Telephone-Integrated (0.16%)
Sprint Nextel Corp	17,800	234

Therapeutics (1.05%)
Amylin Pharmaceuticals Inc (a)(b)	7,300	270
CV Therapeutics Inc (b)	27,500	249
DendreonCorp(a)(b)	19,000	118

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Therapeutics (continued)
Gilead Sciences Inc (b)	19,000	$874

		1,511

Toys (0.18%)
Mattel Inc	13,300	253

Transactional Software (0.06%)
VenFone Holdings Inc (a)(b)	4,000	93

Transport — Equipment & Leasing (0.35%)
Greenbrier Cos Inc (a)	22,500	501

Transport-Services (1.38%)
Expediters International Washington Inc	44,400	1,984

Travel Services (0.28%)
Ambassadors Group Inc (a)	21,988	403

Ultra Sound Imaging Systems (0.89%)
SonoSiteInc(a)(b)	38,172	1,285

Veterinary Diagnostics (0.82%)
VCAAntechInc(b)	26,700	1,181

Water (0.24%)
California Water Service Group (a)	9,500	352

Web Portals (1.88%)
Google Inc (b)	3,100	2,143
Yahoo! Inc (b)	24,500	570

		2,713

Wireless Equipment (0.20%)
Qualcommlnc	7,500	295

TOTAL COMMON STOCKS		$141,915

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (9.02%)
Money Market Funds (9.02%)
BNY Institutional Cash Reserve Fund (c)	$13,000	$13,000

TOTAL SHORT TERM INVESTMENTS		$13,000

REPURCHASE AGREEMENTS (3.64%)
Finance — Investment Banker & Broker (2.27%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,307,000; 0.00%-6.50%; dated 01/15/08-06/09/33)(c)	$3,271	$3,270
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Principal Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (1.37%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,019,000; 3.75% - 6.75%; dated 08/03/09 - 06/15/35)	$990	$989
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,019,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	990	990

		1,979

TOTAL REPURCHASE AGREEMENTS		$5,249

Total Investments		$160,164
Liabilities in Excess of Other Assets, Net - (11.11)%		(16,016)

TOTAL NET ASSETS — 100.00%		$144,148

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$53,505
Unrealized Depreciation	(4,778)

Net Unrealized Appreciation Pepreciation)	48,727
Cost for federal income tax purposes	111,437
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	29.04%
Consumer, Non-cyclical	19.39%
Technology	14.20%
Industrial	13.57%
Consumer, Cyclical	11.40%
Energy	9.77%
Communications	7.53%
Basic Materials	4.10%
Utilities	2.11%
Liabilities in Excess of Other Assets, Net	(11.11%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005		2004		2003
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$20.64		$16.83	$13.75		$11.48		$8.78
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30		0.25	0.18		0.17		0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.96		4.31	3.05		2.22		2.67

Total From Investment Operations	3.26		4.56	3.23		2.39		2.80

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.23)	(0.15)		(0.12)		(0.10)
Distributions from Realized Gains	(2.02)		(0.52)	—		—		—

Total Dividends and Distributions	(2.23)		(0.75)	(0.15)		(0.12)		(0.10)

Net Asset Value, End of Period	$21.67		$20.64	$16.83		$13.75		$11.48

Total Return(b)	16.09%		27.96%	23.79%		21.03%		32.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$576,345		$409,020	$293,647		$226,753		$167,726
Ratio of Expenses to Average Net Assets(c)	0.90%		0.91%	0.97%		0.96%		0.92%
Ratio of Gross Expenses to Average Net Assets	—		—	0.97	%(d)	0.97	%(e)	0.93	%(e)
Ratio of Net Investment Income to Average Net Assets	1.41%		1.34%	1.27%		1.39%		1.33%
Portfolio Turnover Rate	113.8	%(f)	107.0%	121.2%		170.1%		111.5%

	2007(g)

Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	3.38

Total From Investment Operations	3.61

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)
Distributions from Realized Gains	(2.02)

Total Dividends and Distributions	(2.17)

Net Asset Value, End of Period	$21.71

Total Return(b)
	18.09	%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,072
Ratio of Expenses to Average Net Assets(c)	1.15%
Ratio of Net Investment Income to Average Net Assets	1.09	%(i)
Portfolio Turnover Rate	113.8	%(f),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Expense ratio without commission rebates and custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006		2005		2004		2003
Equity Income Account I
Class 1 shares
Net Asset Value, Beginning of Period	$19.39		$17.64		$16.26		$13.90		$11.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40		0.32		0.40		0.32		0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.66		2.71		1.26		2.30		2.95

Total From Investment Operations	1.06		3.03		1.66		2.62		3.26

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.33)		(0.28)		(0.26)		(0.31)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.13)		(1.28)		(0.28)		(0.26)		(0.37)

Net Asset Value, End of Period	$19.32		$19.39		$17.64		$16.26		$13.90

Total Return(b)	5.24%		18.17%		10.27%		19.12%		30.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$513,914		$296,113		$237,482		$189,517		$149,603
Ratio of Expenses to Average Net Assets(c)	0.49%		0.66%		0.66%		0.67%		0.70%
Ratio of Gross Expenses to Average Net Assets	—		0.66	%(d)	0.66	%(d)	0.67	%(d)	0.70	%(d)
Ratio of Net Investment Income to Average Net Assets	2.01%		1.74%		2.40%		2.15%		2.63%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

	2007		2006		2005		2004		2003
Equity Income Account I
Class 2 shares
Net Asset Value, Beginning of Period	$19.24		$17.53		$16.18		$13.85		$10.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34		0.27		0.36		0.28		0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.67		2.69		1.24		2.30		2.93

Total From Investment Operations	1.01		2.96		1.60		2.58		3.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.30)		(0.25)		(0.25)		(0.30)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.08)		(1.25)		(0.25)		(0.25)		(0.36)

Net Asset Value, End of Period	$19.17		$19.24		$17.53		$16.18		$13.85

Total Return(b)	5.00%		17.86%		9.97%		18.82%		29.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,666		$70,163		$41,976		$24,094		$12,619
Ratio of Expenses to Average Net Assets(c)	0.74%		0.91%		0.91%		0.92%		0.95%
Ratio of Gross Expenses to Average Net Assets	—		0.91	%(d)	0.91	%(d)	0.92	%(d)	0.95	%(d)
Ratio of Net Investment Income to Average Net Assets	1.74%		1.49%		2.15%		1.90%		2.38%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.57		$13.29	$11.94	$10.95		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.09	0.03	0.07		0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.33		1.23	1.40	0.95		2.26

Total From Investment Operations	3.38		1.32	1.43	1.02		2.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Total Dividends and Distributions	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Net Asset Value, End of Period	$17.92		$14.57	$13.29	$11.94		$10.95

Total Return(b)	23.20%		9.92%	12.09%	9.38%		26.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$395,726		$128,867	$124,254	$134,956		$141,107
Ratio of Expenses to Average Net Assets(c)	0.68%		0.61%	0.62%	0.60%		0.61%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.60	%(d)	0.61	%(d)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.63%	0.26%	0.67%		0.35%
Portfolio Turnover Rate	105.4	%(e)	99.3%	78.3%	122.4%		40.8%

	2007(f)
Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.26

Total From Investment Operations	3.27

Net Asset Value, End of Period	$17.90

Total Return(b)	22.35	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,372
Ratio of Expenses to Average Net Assets(c)	0.93	%(h)
Ratio of Net Investment Income to Average Net Assets	0.09	%(h)
Portfolio Turnover Rate	105.4%(e),	(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.55	$10.69		$11.08		$11.18		$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.60	0.61		0.60		0.61		0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.01	(0.13)		(0.34)		(0.03)		0.42

Total From Investment Operations	0.61	0.48		0.26		0.58		1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.61)		(0.65)		(0.68)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.70)	(0.62)		(0.65)		(0.68)		(0.66)

Net Asset Value, End of Period	$10.46	$10.55		$10.69		$11.08		$11.18

Total Return(b)	5.90%	4.90%		2.40%		5.56%		9.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$170,478	$182,728		$185,140		$185,570		$193,953
Ratio of Expenses to Average Net Assets(c)	0.50%	0.54%		0.54%		0.55%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.54	%(d)	0.54	%(d)	0.55	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	5.76%	5.79%		5.50%		5.53%		5.74%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

	2007	2006		2005		2004		2003
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.49	$10.62		$11.01		$11.12		$10.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.58		0.57		0.58		0.60
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	(0.12)		(0.34)		(0.03)		0.41

Total From Investment Operations	0.58	0.46		0.23		0.55		1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.58)		(0.62)		(0.66)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.67)	(0.59)		(0.62)		(0.66)		(0.66)

Net Asset Value, End of Period	$10.40	$10.49		$10.62		$11.01		$11.12

Total Return(b)	5.77%	4.59%		2.06%		5.31%		9.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,390	$16,474		$20,374		$23,358		$21,188
Ratio of Expenses to Average Net Assets(c)	0.75%	0.79%		0.79%		0.80%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.79	%(d)	0.79	%(d)	0.80	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	5.68%	5.54%		5.25%		5.28%		5.49%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
LargeCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.46		$11.19	$10.73	$10.37		$8.43
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.13	0.10	0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.55		1.56	0.40	0.92		1.90

Total From Investment Operations	0.67		1.69	0.50	1.05		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.08)	—	(0.11)		(0.06)
Distributions from Realized Gains	(0.45)		(0.34)	(0.04)	(0.58)		—

Total Dividends and Distributions	(0.54)		(0.42)	(0.04)	(0.69)		(0.06)

Net Asset Value, End of Period	$12.59		$12.46	$11.19	$10.73		$10.37

Total Return(b)	5.21%		15.72%	4.74%	10.36%		23.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271,426		$202,369	$135,072	$90,751		$54,632
Ratio of Expenses to Average Net Assets	0.74%		0.76%	0.78%	0.76%		0.80%
Ratio of Gross Expenses to Average Net Assets(c)	—		—	—	0.78	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.96%		1.09%	0.96%	1.23%		1.08%
Portfolio Turnover Rate	80.0	%(e)	50.7%	44.1%	75.6%		56.2%

	2007(f)
LargeCap Blend Account
Class 2 shares
Net Asset Value, Beginning of Period	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)
Distributions from Realized Gains	(0.45)

Total Dividends and Distributions	(0.51)

Net Asset Value, End of Period	$12.59

Total Return(b)	5.28	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,727
Ratio of Expenses to Average Net Assets(h)	0.99	%(i)
Ratio of Net Investment Income to Average Net Assets	0.69	%(i)
Portfolio Turnover Rate	80.0%	(e),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Reflects Manager’s contractual expense limit.

(i)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 1 shares
Net Asset Value, Beginning of Period	$17.73	$17.34		$16.44		$14.63		$11.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.14		0.27		0.08		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	2.49		1.84		2.03		3.12

Total From Investment Operations	(1.14)	2.63		2.11		2.11		3.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.32)		(0.08)		(0.05)		(0.04)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.37)	(2.24)		(1.21)		(0.30)		(0.04)

Net Asset Value, End of Period	$15.22	$17.73		$17.34		$16.44		$14.63

Total Return(b)	(7.86)%	16.88%		13.39%		14.59%		27.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$67,168	$103,824		$103,543		$108,347		$84,408
Ratio of Expenses to Average Net Assets(c)	0.75%	0.80%		0.81%		0.81%		0.83%
Ratio of Gross Expenses to Average Net Assets	—	0.80	%(d)	0.81	%(d)	0.81	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	1.10%	0.80%		1.62%		0.54%		0.47%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 2 shares
Net Asset Value, Beginning of Period	$17.60	$17.24		$16.36		$14.58		$11.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.09		0.22		0.04		0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)	2.47		1.84		2.02		3.11

Total From Investment Operations	(1.18)	2.56		2.06		2.06		3.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.28)		(0.05)		(0.03)		(0.02)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.32)	(2.20)		(1.18)		(0.28)		(0.02)

Net Asset Value, End of Period	$15.10	$17.60		$17.24		$16.36		$14.58

Total Return(b)	(8.10)%	16.56%		13.12%		14.28%		27.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,426	$11,788		$7,692		$6,080		$3,725
Ratio of Expenses to Average Net Assets(c)	1.00%	1.05%		1.06%		1.06%		1.08%
Ratio of Gross Expenses to Average Net Assets	—	1.05	%(d)	1.06	%(d)	1.06	%(d)	1.08	%(d)
Ratio of Net Investment Income to Average Net Assets	0.90%	0.55%		1.37%		0.29%		0.22%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.05	0.03	0.01	0.01

Total From Investment Operations	0.05	0.05	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.94%	4.67%	2.69%	0.92%	0.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272,347	$180,210	$150,653	$140,553	$151,545
Ratio of Expenses to Average Net Assets(c)	0.47%	0.49%	0.61%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	4.81%	4.59%	2.66%	0.91%	0.74%

	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04

Total From Investment Operations	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)

Total Dividends and Distributions	(0.04)

Net Asset Value, End of Period	$1.00

Total Return(b)	4.59	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,646
Ratio of Expenses to Average Net Assets(c)	0.72	%(f)
Ratio of Net Investment Income to Average Net Assets	4.56	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.41	$10.47		$10.71		$10.75		$11.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.47		0.46		0.45		0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.16	(0.03)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.65	0.44		0.24		0.39		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Total Dividends and Distributions	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Net Asset Value, End of Period	$10.49	$10.41		$10.47		$10.71		$10.75

Total Return(b)	6.58%	4.45%		2.27%		3.78%		2.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$226,615	$259,054		$266,902		$263,816		$204,193
Ratio of Expenses to Average Net Assets(c)	0.50%	0.53%		0.54%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.53	%(d)	0.54	%(d)	0.54	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	4.73%	4.54%		4.39%		4.21%		4.26%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.39	$10.43		$10.66		$10.70		$11.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.44		0.43		0.42		0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.17	(0.02)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.63	0.42		0.21		0.36		0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Total Dividends and Distributions	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Net Asset Value, End of Period	$10.47	$10.39		$10.43		$10.66		$10.70

Total Return(b)	6.21%	4.22%		2.02%		3.59%		1.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,322	$5,041		$8,742		$12,757		$16,323
Ratio of Expenses to Average Net Assets(c)	0.75%	0.78%		0.79%		0.79%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.78	%(d)	0.79	%(d)	0.79	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.29%		4.14%		3.96%		4.01%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$26.09		$20.51	$17.88	$14.90		$11.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35		0.23	0.40	0.39		0.49
Net Realized and Unrealized Gain (Loss) on Investments	(4.45)		6.84	2.39	4.66		3.87

Total From Investment Operations	(4.10)		7.07	2.79	5.05		4.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.39)	—	(0.35)		(0.42)
Distributions from Realized Gains	(2.73)		(1.10)	(0.16)	(1.72)		(0.28)

Total Dividends and Distributions	(2.93)		(1.49)	(0.16)	(2.07)		(0.70)

Net Asset Value, End of Period	$19.06		$26.09	$20.51	$17.88		$14.90

Total Return(b)	(17.69)%		36.61%	15.85%	34.53%		38.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204,752		$255,955	$178,922	$146,022		$93,018
Ratio of Expenses to Average Net Assets(c)	0.86%		0.87%	0.89%	0.90%		0.91%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.90	%(d)	0.92	%(d)
Ratio of Net Investment Income to Average Net Assets	1.51%		1.01%	2.16%	2.37%		3.83%
Portfolio Turnover Rate	81.3	%(e)	35.8%	23.6%	58.8%		53.9%

	2007(f)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.00)

Total From Investment Operations	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)
Distributions from Realized Gains	(2.73)

Total Dividends and Distributions	(2.86)

Net Asset Value, End of Period	$19.06

Total Return(b)	(16.50	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,441
Ratio of Expenses to Average Net Assets(c)	1.11	%(h)
Ratio of Net Investment Income to Average Net Assets	1.17	%(h)
Portfolio Turnover Rate	81.3	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$18.09	$16.72		$16.08		$14.88		$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.41		0.36		0.32		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.33		0.59		1.16		2.46

Total From Investment Operations	1.56	1.74		0.95		1.48		2.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Total Dividends and Distributions	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Net Asset Value, End of Period	$19.17	$18.09		$16.72		$16.08		$14.88

Total Return(b)	8.67%	10.61%		6.01%		10.12%		22.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$481,245	$507,193		$462,438		$467,076		$419,273
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.27%		0.28%		0.28%		0.29%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.27	%(e)	0.28	%(e)	0.28	%(e)	0.29	%(e)
Ratio of Net Investment Income to Average Net Assets	3.40%	2.39%		2.26%		2.13%		2.50%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$17.97	$16.61		$15.99		$14.82		$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.58	0.37		0.32		0.28		0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.32		0.58		1.16		2.45

Total From Investment Operations	1.50	1.69		0.90		1.44		2.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Total Dividends and Distributions	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Net Asset Value, End of Period	$19.04	$17.97		$16.61		$15.99		$14.82

Total Return(b)	8.39%	10.38%		5.72%		9.83%		22.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,465	$224,203		$198,280		$164,802		$91,631
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.52%		0.53%		0.53%		0.54%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.52	%(e)	0.53	%(e)	0.53	%(e)	0.54	%(e)
Ratio of Net Investment Income to Average Net Assets	3.13%	2.14%		2.01%		1.88%		2.25%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.74	$12.07		$11.82		$11.15		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.39		0.35		0.34		0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.18		0.56		1.29

Total From Investment Operations	0.95	1.03		0.53		0.90		1.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.33)		(0.28)		(0.23)		(0.23)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.62)	(0.36)		(0.28)		(0.23)		(0.23)

Net Asset Value, End of Period	$13.07	$12.74		$12.07		$11.82		$11.15

Total Return(b)	7.55%	8.83%		4.59%		8.21%		17.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,531	$43,249		$43,818		$40,458		$31,600
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.33%		0.38%		0.33%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.33	%(e)	0.38	%(e)	0.33	%(e)	0.36	%(e)
Ratio of Net Investment Income to Average Net Assets	4.05%	3.22%		3.00%		3.02%		3.48%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.64	$11.98		$11.75		$11.11		$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.36		0.32		0.31		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.17		0.55		1.29

Total From Investment Operations	0.92	1.00		0.49		0.86		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)		(0.26)		(0.22)		(0.22)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.59)	(0.34)		(0.26)		(0.22)		(0.22)

Net Asset Value, End of Period	$12.97	$12.64		$11.98		$11.75		$11.11

Total Return(b)	7.34%	8.50%		4.37%		7.88%		16.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,194	$32,716		$29,984		$20,845		$9,128
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.58%		0.63%		0.58%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.58	%(e)	0.63	%(e)	0.58	%(e)	0.61	%(e)
Ratio of Net Investment Income to Average Net Assets	3.85%	2.97%		2.75%		2.77%		3.23%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$19.70	$17.85		$16.89		$15.32		$12.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.28		0.25		0.21		0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.93		1.58		3.23

Total From Investment Operations	1.83	2.14		1.18		1.79		3.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Total Dividends and Distributions	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Net Asset Value, End of Period	$21.18	$19.70		$17.85		$16.89		$15.32

Total Return(b)	9.29%	12.20%		7.04%		11.78%		28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,682	$284,083		$293,378		$303,584		$284,165
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.28%		0.29%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.28	%(e)	0.29	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	2.74%	1.50%		1.47%		1.36%		1.75%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$19.56	$17.73		$16.80		$15.25		$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.23		0.21		0.17		0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.91		1.58		3.20

Total From Investment Operations	1.77	2.09		1.12		1.75		3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Total Dividends and Distributions	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Net Asset Value, End of Period	$21.03	$19.56		$17.73		$16.80		$15.25

Total Return(b)	9.04%	11.95%		6.71%		11.58%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$129,346	$124,555		$94,662		$73,830		$40,576
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.53%		0.54%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.53	%(e)	0.54	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	2.47%	1.25%		1.22%		1.11%		1.50%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$14.42	$14.08		$14.10		$13.71		$12.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.67	0.56		0.52		0.51		0.56
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.36		(0.05)		0.35		1.08

Total From Investment Operations	0.85	0.92		0.47		0.86		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.57)		(0.47)		(0.47)		(0.34)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.91)	(0.58)		(0.49)		(0.47)		(0.34)

Net Asset Value, End of Period	$14.36	$14.42		$14.08		$14.10		$13.71

Total Return(b)	6.09%	6.84%		3.41%		6.47%		13.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,970	$126,456		$143,367		$149,055		$143,283
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.30%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.30	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	4.66%	3.99%		3.74%		3.67%		4.33%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$14.32	$13.98		$14.02		$13.65		$12.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.63	0.53		0.49		0.47		0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.36		(0.07)		0.36		1.07

Total From Investment Operations	0.82	0.89		0.42		0.83		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.54)		(0.44)		(0.46)		(0.33)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.88)	(0.55)		(0.46)		(0.46)		(0.33)

Net Asset Value, End of Period	$14.26	$14.32		$13.98		$14.02		$13.65

Total Return(b)	5.86%	6.61%		3.09%		6.24%		13.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,025	$63,097		$79,487		$67,752		$34,501
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.55%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.74%		3.49%		3.42%		4.08%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$22.07	$19.74		$18.45		$16.46		$12.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.23		0.19		0.14		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.96		3.98

Total From Investment Operations	2.12	2.55		1.41		2.10		4.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Total Dividends and Distributions	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Net Asset Value, End of Period	$23.91	$22.07		$19.74		$18.45		$16.46

Total Return(b)	9.61%	13.06%		7.71%		12.83%		33.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,975	$146,789		$136,966		$130,069		$105,077
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.31%		0.29%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.31	%(e)	0.29	%(e)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.34%	1.10%		1.01%		0.80%		0.99%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$21.95	$19.64		$18.38		$16.42		$12.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.17		0.14		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.97		3.98

Total From Investment Operations	2.04	2.49		1.36		2.06		4.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Total Dividends and Distributions	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Net Asset Value, End of Period	$23.77	$21.95		$19.64		$18.38		$16.42

Total Return(b)	9.34%	12.77%		7.47%		12.54%		32.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$80,715	$69,965		$48,413		$34,129		$14,766
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.56%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.56	%(e)	0.54	%(e)	0.56	%(e)
Ratio of Net Investment Income to Average Net Assets	2.04%	0.85%		0.76%		0.55%		0.74%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.52	$2.52		$2.58		$2.63		$2.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.11		0.10		0.10		0.11
Net Realized and Unrealized Gain (Loss) on Investments	—	—		(0.06)		(0.05)		0.04

Total From Investment Operations	0.11	0.11		0.04		0.05		0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Total Dividends and Distributions	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Net Asset Value, End of Period	$2.50	$2.52		$2.52		$2.58		$2.63

Total Return(b)	4.50%	4.59%		1.64%		2.07%		5.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,165	$42,466		$47,221		$48,574		$46,628
Ratio of Expenses to Average Net Assets(c)	0.50%	0.61%		0.60%		0.61%		0.63%
Ratio of Gross Expenses to Average Net Assets	—	0.61	%(d)	0.60	%(d)	0.61	%(d)	0.63	%(d)
Ratio of Net Investment Income to Average Net Assets	4.56%	4.30%		4.01%		3.74%		4.31%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.51	$2.51		$2.56		$2.62		$2.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10		0.09		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	—		(0.05)		(0.05)		0.04

Total From Investment Operations	0.10	0.10		0.04		0.04		0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Total Dividends and Distributions	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Net Asset Value, End of Period	$2.49	$2.51		$2.51		$2.56		$2.62

Total Return(b)	4.24%	4.24%		1.76%		1.60%		5.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,386	$3,221		$5,156		$7,096		$6,157
Ratio of Expenses to Average Net Assets(c)	0.75%	0.86%		0.85%		0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—	0.86	%(d)	0.85	%(d)	0.86	%(d)	0.88	%(d)
Ratio of Net Investment Income to Average Net Assets	4.33%	4.05%		3.76%		3.49%		4.06%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.81		$9.92	$9.30	$8.36		$5.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.07)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.61		0.95	0.69	1.00		2.66

Total From Investment Operations	0.54		0.89	0.62	0.94		2.62

Net Asset Value, End of Period	$11.35		$10.81	$9.92	$9.30		$8.36

Total Return(b)	5.00%		8.97%	6.67%	11.24%		45.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,626		$73,327	$66,656	$63,453		$55,628
Ratio of Expenses to Average Net Assets(c)	1.01%		1.02%	1.05%	0.99%		0.99%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.01	%(d)	1.02	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.62)%	(0.77)%	(0.70)%		(0.64)%
Portfolio Turnover Rate	86.5	%(e)	77.6%	68.2%	43.3%		54.1%

	2007(f)
SmallCap Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.60

Net Asset Value, End of Period	$11.32

Total Return(b)	5.60	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,968
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	(0.84	)%(h)
Portfolio Turnover Rate	86.5	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$18.66		$17.61	$16.83	$15.04		$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.09	0.07	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.68)		2.98	0.96	3.37		5.14

Total From Investment Operations	(1.55)		3.07	1.03	3.40		5.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.06)	(0.01)	(0.03)		(0.05)
Distributions from Realized Gains	(1.35)		(1.96)	(0.24)	(1.58)		(0.41)

Total Dividends and Distributions	(1.42)		(2.02)	(0.25)	(1.61)		(0.46)

Net Asset Value, End of Period	$15.69		$18.66	$17.61	$16.83		$15.04

Total Return(b)	(9.52)%		18.64%	6.22%	23.08%		50.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$178,698		$171,973	$132,035	$107,206		$82,135
Ratio of Expenses to Average Net Assets(c)	1.01%		1.11%	1.13%	1.12%		1.16%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.13	%(d)	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.71%		0.49%	0.38%	0.21%		0.50%
Portfolio Turnover Rate	55.0	%(e)	49.0%	45.3%	38.0%		54.0%

	2007(f)
SmallCap Value Account
Class 2 shares
Net Asset Value, Beginning of Period	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.43)

Total From Investment Operations	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)
Distributions from Realized Gains	(1.35)

Total Dividends and Distributions	(1.38)

Net Asset Value, End of Period	$15.68

Total Return(b)	(8.51	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$237
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	0.48	%(h)
Portfolio Turnover Rate	55.0%	(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.06	$22.04		$20.45		$18.14		$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15		0.13		0.16		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.45		1.61		2.20		5.43

Total From Investment Operations	2.09	2.60		1.74		2.36		5.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)		(0.15)		(0.05)		(0.04)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(1.02)	(0.58)		(0.15)		(0.05)		(0.04)

Net Asset Value, End of Period	$25.13	$24.06		$22.04		$20.45		$18.14

Total Return(b)	8.73%	12.03%		8.57%		13.03%		43.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$128,486	$152,592		$130,071		$119,371		$105,160
Ratio of Expenses to Average Net Assets(c)	0.63%	0.67%		0.68%		0.69%		0.71%
Ratio of Gross Expenses to Average Net Assets	—	0.67	%(d)	0.68	%(d)	0.69	%(d)	0.71	%(d)
Ratio of Net Investment Income to Average Net Assets	0.81%	0.66%		0.62%		0.87%		0.42%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 2 shares
Net Asset Value, Beginning of Period	$23.91	$21.92		$20.35		$18.08		$12.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.10		0.08		0.11		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.43		1.60		2.19		5.41

Total From Investment Operations	2.02	2.53		1.68		2.30		5.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.08)		(0.11)		(0.03)		(0.02)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(0.96)	(0.54)		(0.11)		(0.03)		(0.02)

Net Asset Value, End of Period	$24.97	$23.91		$21.92		$20.35		$18.08

Total Return(b)	8.46%	11.75%		8.30%		12.72%		42.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,662	$16,954		$10,823		$8,270		$5,202
Ratio of Expenses to Average Net Assets(c)	0.88%	0.92%		0.93%		0.94%		0.96%
Ratio of Gross Expenses to Average Net Assets	—	0.92	%(d)	0.93	%(d)	0.94	%(d)	0.96	%(d)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.41%		0.37%		0.62%		0.17%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth and SmallCap Value Accounts, (certain of the portfolios constituting the Principal Variable Contracts Fund, Inc.) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income I, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term Income and West Coast Equity Accounts (also portfolios constituting the Principal Variable Contracts Fund, Inc.) as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income 1, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term Income, and West Coast Equity Accounts for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the accounts constituting the Principal Variable Contracts Fund, Inc. at December 31, 2007, the results of their operations, the changes in their net assets for the two years in the period then ended, and their financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
February 20, 2008

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Investors Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “ interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address**, and Year of Birth	During past 5 years	Director	Held by Director*
Elizabeth Ballantine Director since 2004 Member, Nominating and Governance Committee 1948	Principal, EBA Associates since 1998.	108	The McClatchy Company

Kristianne Blake Director since 2006 Member, Operations Committee 1954	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell Investment Company; Russell Investment Funds

Richard W. Gilbert Director since 1985 Member, Nominating and Governance Committee Member, Executive Committee 1940	President, Gilbert Communications, Inc. since 1993.	108	Calamos Asset Management, Inc.

Mark A. Grimmett Director since 2004 Member, Audit Committee 1960	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. since 2000.	108	None

Fritz S. Hirsch Director since 2005 Member, Audit Committee 1951	President and CEO, Sassy, Inc. since 1986.	108	None

William C. Kimball Director since 1999 Member, Operations Committee 1947	Former Chairman and CEO, Medicap Pharmacies, Inc.	108	Casey’s General Stores, Inc.

Barbara A. Lukavsky Director since 1987 Member, Nominating and Governance Committee 1940	President and CEO, Barbican Enterprises, Inc. since 1997.	108	None

Daniel Pavelich Director since 2006 Member, Audit Committee 1944	Retired. Formerly, Chairman and CEO of BDO Seidman.	108	Catalytic Inc.; Vaagen Bros. Lumber, Inc.

Richard Yancey Director since 2006 Member, Nominating and Governance Committee 1926	Retired. Formerly, Managing Director of Dillon Read & Co.	108	AdMedia Partners, Inc.; Czech and Slovak American Enterprise Fund

*	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address**, and Year of Birth	During past 5 years	Director	Held by Director*
Ralph C. Eucher Director, President and CEO Member, Executive Committee 1952	Director and President, Principal Management Corporation, since 1999. Director, Principal Funds Distributor, Inc. since 2007. Director, Princor since 1999. President Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	108	None

William G. Papesh Director Member, Operations Committee 1943	President and Director of Edge Asset Management, Inc. since 2007; President and CEO of WM Group of Funds 1987-2006.	108	None

Larry D. Zimpleman Director and Chairman of the Board since 2001 Member, Executive Committee 1951	Chairman and Director, Principal Management Corporation and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003-2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life.	108	None

**	Correspondence intended for each Director may be sent to 711 High Street, Des Moines, IA 50392.
The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett Treasurer 711 High Street, Des Moines, IA 50392 1952	Vice President and Treasurer, Principal Life.

Michael J. Beer Executive Vice President, Chief Financial Officer 711 High Street, Des Moines, IA 50392 1961	Executive Vice President and Chief Operating Officer, Principal Management Corporation. Executive Vice President, Principal Funds Distributor, Inc., since 2007. President, Princor, since 2005.

Randy L. Bergstrom Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1955	Counsel, Principal Life.

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Vice President, Product & Distribution Compliance, Principal Life. Senior Vice President, Principal Management Corporation since 2004. Senior Vice President, Principal Funds Distributor, Inc., since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and Princor.

Jill R. Brown Senior Vice President 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Second Vice President, Principal Financial Group and Senior Vice President, Principal Management Corporation and Princor, since 2006. Chief Financial Officer, Princor since 2003. Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto, Assistant Financial Controller, Principal Life.

Cary Fuchs Senior Vice President 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	President, Principal Funds Distributor, since 2007. Director of Mutual Fund Operations, Principal Shareholder Services, since 2005. Prior thereto, Divisional Vice President, Boston Financial Data Services.

Steve Gallaher Assistant Counsel 711 High Street Des Moines, IA 50392 1955	Second Vice President and Counsel, Principal Life since 2006. Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Ernie H. Gillum Vice President, Assistant Secretary 711 High Street Des Moines, IA 50392 1955	Vice President and Chief Compliance Officer, Principal Management Corporation, since 2004, and prior thereto, Vice President, Compliance and Product Development, Principal Management Corporation.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Patrick A. Kirchner Assistant Counsel 711 High Street, Des Moines, IA 50392 1960	Counsel, Principal Life.

Carolyn F. Kolks Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1962	Counsel, Principal Life, since 2003 and prior thereto, Attorney.

Sarah J. Pitts Assistant Counsel 711 High Street, Des Moines, IA 50392 1945	Counsel, Principal Life.

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958	Vice President and Controller — Mutual Funds, Principal Management Corporation.

Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951	Vice President and Senior Securities Counsel, Principal Financial Group, Inc. Senior Vice President and Counsel, Principal Management Corporation, Principal Funds Distributor, Inc., and Princor. Counsel, Principal Global.

Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corporation.
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 1, 2007 and the Statement of Additional Information dated May 1, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

157

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Variable Contracts Fund, Inc. (PVC) reviewed and approved the annual renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
At its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with Principal Management Corporation (the “Manager”) as it relates to each of the series of PVC (each series is referred to as an “Account”), and (ii) the investment subadvisory agreements between the Manager and each of American Century Investment Management, Inc.; Alliance Bernstein Investment Research and Management; Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); T. Rowe Price Associates, Inc.; and UBS Global Asset Management (Americas), Inc. (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PVC with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to, the following: (i) the investment performance of each Account compared to the investment performance of a broad-based industry category determined by Morningstar and a market index, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadviser’s record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Account.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Account’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Account were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Account’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Account’s performance results were consistent with the Account’s investment objective and policies. As to each Account, the Manager had advised the board either that the investment services delivered by the Subadviser to the Account were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon the Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the Manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. Therefore, the board concluded that the Manager’s performance was satisfactory with respect to investment performance.
Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Account. The board received information, based on data supplied by Lipper, comparing each Account’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

158

In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most Accounts, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe. For all Accounts, including those with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors including expense ratios, the management fees, with the changes the Manager proposed, were reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors. The board also considered that certain comparable Accounts have different management fees and concluded that in each case the fee was reasonable given the Account’s particular circumstances.
The board also considered each Account’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, and Columbus Circle) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Accounts with Affiliated Subadvisers (PGI, Principal-REI, Edge, and Columbus Circle), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Account were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Account individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Accounts arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Account (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Account’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Account and whether each Account benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fee for the LargeCap Stock Index Account does not include breakpoints. Although its management fee schedules do not contain breakpoints, the board noted that the LargeCap Stock Index Account has a relatively low basis-point fee for initial Account assets and the board concluded that this Account does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and the Principal LifeTime Strategic Income Account, the board noted that the Manager agreed to establish a breakpoint for each Account for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Account under each Subadvisory Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PVC, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Account were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Account.

159

federal income tax information
Principal Variable Contracts Fund, Inc.
December 31, 2007 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2007. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.
Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2007, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Equity Income Account I	65%
Growth Account	100
LargeCap Blend Account	52
MidCap Stock Account	56
SAM Balanced Portfolio	27
SAM Conservative Balanced Portfolio	15

Deductible
Percentage
SAM Conservative Growth Portfolio	48%
SAM Flexible Income Portfolio	6
SAM Strategic Growth Portfolio	79
SmallCap Value Account	50
West Coast Equity Account	100
Foreign Taxes Paid. The following Account elects under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2007.

	Foreign	Foreign Taxes
	Source Income	Per Share
Diversified International Account	99.7%	$0.0252

160

This report must be preceded or accompanied by a current
prospectus for the Principal Variable Contracts Fund, Inc.
WE’LL GIVE YOU AN EDGE®
Principal Financial Group, Des Moines, Iowa 50392-0001, www.principal.com
Principal Variable Contracts Fund, Inc. is distributed by Principal Funds Distributor, Inc.
Principal Funds Distributor, Inc. is a member of the Principal Financial Group, Des Moines, IA 50392.
MM 1290 B  |  ©2008 Principal Financial Services, Inc.  |  02/2008  |  #1366022010

Principal Variable Contracts Fund, Inc.
Annual Report
December 31, 2007

Economic and Financial Market Review
Sub-Prime Contagion Threatens Capital Markets
The period began with the continuation of a multi-year trend in which the persistence of low market volatility encouraged investors to seek out the riskiest asset classes. The tone of the market changed in early 2007 when the first wave of fears concerning the sub-prime mortgage market appeared. Initially, broad equity markets were resilient. However, as time progressed, the woes of the sub-prime sector proved not to be isolated. As delinquencies spiked and ratings downgrades mounted, investors were forced to liquidate assets to cover losses in sub-prime debt. Losses at major banks and brokerage houses swelled dramatically, due in large part to unexpectedly high sub-prime mortgage write-downs. The deepening mortgage crisis played a major role in crippling the liquidity environment and provoking risk aversion among investors.
Central Banks Coordinate to Stave off Renewed Liquidity Crunch
The Federal Reserve (the Fed) began the period with a hawkish stance, stating that inflation remained the predominant policy concern amidst tight labor markets and solid capacity utilization. The Fed tried to stay on the sidelines as the sub-prime fallout unfolded, but the extreme lack of liquidity in early August forced them into action with an unusual 50 basis point (0.50%) reduction in the discount rate, the rate at which banks can borrow from the Fed. The Fed then followed up with three more rate cuts, bringing the federal funds rate to 4.25% by the end of 2007. Other central banks joined the Fed to alleviate credit conditions, using a variety of rate cuts, lending rule changes, and open-market actions. The efforts were well-received but only marginally successful in improving liquidity in the inter-bank financing market.
Despite Volatility, Equities Post Positive Results
Broad equity markets managed positive returns for the year, although returns turned negative at the end of the period in response to the deepening financial crisis and looming possibility of recession. Recession anxiety was exacerbated by tightening credit conditions, oil prices nearing $100/barrel, and continued softening in the U.S. housing market. In this environment, large-cap stocks outperformed small-cap stocks for two primary reasons: the historical ability of large caps to weather downturns and the extensive exposure of large caps to non-U.S. markets, which many investors believe could outperform U.S. markets in the near term. Further, growth stocks significantly outpaced value stocks due to extreme weakness in the financial sector (which tends to be housed in the value category). Foreign stocks outperformed U.S. stocks for the year. Developed-market returns were still negative, although less so than in the U.S., while emerging markets surged due to the continuance of two supporting trends: robust commodity prices and favorable economic fundamentals.
REITs Hurt By Sub-Prime Crisis Worries
The real estate investment trust (REIT) asset class retreated dramatically. Although fundamentals in the sector remained solid, based on commercial property vacancy rates, investors shunned the sector in the face of crumbling fundamentals in the residential real estate market. Worries that an economic recession would weigh on retail and office properties also contributed to the negative sentiment.
Led by Treasuries, Broad Fixed-Income Market Posts Positive Return
Investors sought relief from ongoing capital market turmoil by turning to the safety of Treasury bonds. The cash flow into Treasuries drove prices higher, causing yields to fall across the curve (i.e., across all maturities). Short-term Treasury rates performed best, as this segment of the curve tends to be more impacted by monetary policy easing. As a result, the yield curve steepened (as measured by the greater difference between two- and ten-year Treasury yields).
In this environment, fixed-income markets posted positive absolute returns. U.S. Government securities outperformed all other fixed-income asset classes. Within the investment-grade bond segment, all non-government bonds trailed government securities. The weakest investment-grade results were posted by asset-backed securities, which have the most direct exposure to consumer credit and sub-prime mortgages.

2

Asset Allocation Account
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	06/01/1994	11.78%	11.96%	6.91%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.83%	0.83%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
See glossary on page 43 for definitions of indices and terms.
Sub-Advisor:
Morgan Stanley Investment Management
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio’s asset allocation mix contained an opportunistic investment in commodities, which added to overall performance. Within equities, the Portfolio’s overweighting in emerging markets was the strongest contributor to returns. Gains reflected investors’ improved risk appetite. A focus on select markets — such as China, India, Russia, Mexico, and Turkey — strongly added to results. Within U.S. equities, underweighted allocations in the financials and consumer discretionary sectors, and an overweighting in industrials, contributed to performance. Within European equities, an underweighting in financials was favorable to performance. Within U.S. fixed-income, an underweighting in agencies, security selection in credit, and an overweighting in mortgages and asset-backed securities/collateralized mortgage-backed securities added to results. Active currency selection had a positive impact on the Portfolio’s relative return, largely as a result of the overweighting in the Euro and Australian dollars. Exposure to gold added to results, as gold rallied. Conversely, the Portfolio’s asset allocation mix consisting of overweighted equity and cash allocations, and a fixed-income underweighting, detracted from performance. Within equities, an underweighting in the U.S. and a slight overweighting to Japan were unfavorable. Within U.S. equities, underweighted allocations to materials and utilities were a negative influence, while in the European equities, an underweighting in materials detracted from results. Within fixed-income, an underweighting in U.S. and overweighting in Europe and Asia (ex-Japan) hurt performance. An underweighting to the Canadian dollar and overweighting to the Japanese yen negatively affected performance.
Effect of Investment Strategies and Techniques on Account Performance:
Inefficiencies exist across global equities, fixed-income, currencies, and sectors, which can be exploited to create value. The team seeks to identify and exploit mis-pricings between asset classes by using a top-down approach. This differs from most traditional bottom-up strategies, which look for inefficiencies between individual securities. In the manager’s experience, the best way to identify and exploit these anomalies is a combination of quantitative and fundamental analysis. Multiple sources of allocation decisions —including asset class, country and region, currency, and opportunistic allocations — all contributed to positive results over the past 12 months. The Portfolio’s asset mix consisted of an overweighting in equities and underweighting in bonds, as global stock valuations appeared low-priced relative to bonds. Persistently low U.S. Treasury bond yields supported stock valuations. Solid fundamentals, including current account surpluses, high savings rates, and attractive valuations were the basis for the Portfolio’s overweighting in emerging market equities, one of the largest positive contributors to relative performance. U.S. bonds appeared unattractive on a real-yield basis, resulting in an underweighting in favor of markets such as the U.K. and Australia.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

3

Balanced Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	12/18/1987	5.38%	10.40%	4.27%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.63%	0.63%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio, which was positioned to benefit from equities outperforming bonds, suffered during 2007 because the anticipated outperformance of equities relative to bonds did not occur during the twelve-month period. Poor security selection in fixed-income contributed to the underperformance for the year. The Portfolio benefited from an overweighting in international equities. Diversified allocation to a variety of asset classes and security selection within the asset classes is intended to provide positive risk-adjusted performance versus the benchmark. Diversification with disciplined strategic asset allocation shifts continues to drive the performance of the Portfolio.
Effect of Investment Strategies and Techniques on Account Performance:
The manager utilizes an asset allocation approach for management and development of a diversified balanced portfolio. The strategy incorporates a wide range of asset classes and investment styles, with primary emphasis placed on equity versus fixed-income allocation decisions. Secondary focus is then placed on growth versus value, large-cap versus small-cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

4

Bond Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	12/18/1987	3.41%	4.02%	5.02%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.52%	0.52%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Performance was primarily driven by sector selection. Negative sector impacts to performance included an overweighted allocation to mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, and investment-grade corporate bond sectors, and an out-of-index allocation to below-investment-grade corporate bonds. An underweighted allocation to U.S. agencies and Treasuries also contributed negatively to performance. Security selection negatively contributed to performance. The majority of the underperformance came in the second half of the period as bond markets traded with substantial volatility and made a marked flight to U.S. Treasuries. Floating-rate securities and assets with maturities of less than five years experienced the largest increase in risk premiums. An overweighting in these assets detracted from results. Partially offsetting those unfavorable strategies was the Portfolio’s long duration profile, which benefited performance as interest rates declined during the period.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven, with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector, sub-sector, and yield-curve positioning, as well as on individual selection.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

5

Capital Value Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/13/1970	-0.10%	12.53%	4.76%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.60%	0.60%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio benefited from stock selection in the materials and health care sectors. In the materials sector, the Portfolio benefited from overweighted positions in Mosaic Co. and Celanese Corp. In health care, overweighted positions in Merck & Co. Inc., and Aetna Inc. positively contributed to relative performance. The Portfolio had poor stock selection in the utilities and industrials sectors. Underperformance in the utilities sector was driven by underweighted positions in Exelon Corp and Dominion Resources Inc. In the industrials sector, poor performance was attributed to underweightings in Deere & Co. and Northrop Grumman Corp., and an overweighting in AMR Corp.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

6

Diversified International Account
See glossary on page 43 for definitions of indices and terms.

*	This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The benchmark formerly used is also shown.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/02/1994	16.09%	24.12%	9.04%
Class 2	01/08/2007	15.80%	23.85%	8.75%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.91%	0.91%
Class 2	1.16%	1.16%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The limits are 1.04% for Class 1 and 1.29% for Class 2.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The information technology, energy, and industrials sectors showed the strongest stock selection, while consumer discretionary was the only sector to significantly detract from performance. Nintendo and Mitsumi Electric benefited from the launch of Nintendo’s Wii game platform, and were key contributors in technology. Energy services companies Fugro, Worley Parsons, and John Wood Group were key drivers behind the strong stock selection in the energy sector. Stock selection in autos and auto components suffered due to limited exposure to the German auto companies Volkswagen and Daimler, and heavier weighting in Japanese autos, which underperformed. Stock selection was positive in Europe and Japan and roughly flat in Asia.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

7

Equity Growth Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	06/01/1994	8.52%	11.29%	4.41%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Sub-Advisor:
T. Rowe Price Associates, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Sector allocation was the key reason for the Portfolio’s underperformance. The Portfolio held overweighted positions in telecommunication services and consumer discretionary stocks (the two worst-performing sectors in the index), and underweighted positions in energy and materials (the two best-performing sectors in the benchmark index). The only positive sector weighting during the year was an overweighting in information technology stocks. Stock selection contributed positively to relative performance, most notably in the consumer discretionary sector. The Portfolio’s top contributor for the period was online retailer Amazon.com, which rose sharply as the company enjoyed very strong sales growth and consistently expanding profit margins. Satellite television broadcaster EchoStar Communications also contributed favorably. Telecommunication services stocks also added value during the year, led by American Tower Systems and Crown Castle International, which provided the biggest boost to performance. Security selection in the health care and consumer staples sectors detracted from relative results. Pharmaceutical companies Sepracor and Schering-Plough and health care equipment manufacturer Medtronic were the primary areas of underperformance in the health care sector. In the consumer staples sector, food and staples retailers were a weak link. Drugstore chain Walgreens and food distributor Sysco were the most significant individual detractors.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment process involves finding and holding large companies that offer solid earnings and cash-flow growth.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

8

Equity Income Account I
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	04/28/1998	5.24%	16.27%	9.85%
Class 2	05/01/2001	5.00%	15.97%	9.60%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.53%	0.53%
Class 2	0.78%	0.78%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.66% for Class 1 and 0.91% for Class 2.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Sector decisions and stock selection both added to performance for the year. Given ongoing concerns over housing, poorly written mortgages, and below-average economic growth, the financial sector was underweighted over the twelve months. With the consumer also seeing little asset wealth and income growth, the consumer discretionary sector was also underweighted. In addition, with commodity inflation soaring, a modest underweighting in materials (until later in the year) hurt performance. Telecommunication and commodity names did particularly well in 2007. Individual stock selections that contributed to above-average performance were Nokia, Siemens, Hess, Vodafone, and Alcoa. Buyouts of Hilton and BCE also were additive. While exposure was reduced significantly from a year earlier, laggards were concentrated in real estate investment trusts (REITs) such as Developers Diversified, Duke-Weeks, Host Hotels, and Vornado. AT&T and Verizon were the best performers among the top ten holdings. Steady, consistent earnings growth and 4% dividend yields made the two companies attractive. JP Morgan was the laggard stock on the list. The Portfolio strives to be conservative with a focus on good businesses selling below the market’s price to book value and above its dividend yield. Until the scope of the U.S. economic slowdown is fully digested, the Portfolio will strive to have a defensive, non-cyclical make-up.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio manager seeks undervalued large-cap firms that he believes demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in REITs as well as convertible, corporate, and government bonds.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

9

Equity Value Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	-1.32%	9.75%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.08%	0.90%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.90%.
Sub-Advisor:
American Century Investment Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The slowing U.S. economy, sub-prime meltdown, and subsequent credit crisis weighed on investors, who gravitated toward companies that were already strong performers. This momentum bias did not fit well with the Portfolio’s investment approach, which seeks stocks that are undervalued by the market. In addition, growth stocks outperformed value across the capitalization spectrum. The Portfolio benefited from strong security selection in information technology, with most of the gains coming from large leading software and technology companies. A significant holding was Microsoft, which benefited from strong sales of its new Vista operating system and Office 2007. Holdings among consumer staples stocks, particularly among large industry leaders, also proved advantageous as many outperformed the benchmark. Pepsi Bottling Group announced a healthy increase in profit despite higher commodity costs. Coca-Cola reported growing revenues and bought back a large number of its shares. Financial stocks represented the largest sources of relative underperformance. Many financial firms came under pressure amid the sub-prime fallout. Three top detractors were Freddie Mac (a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership), Washington Mutual (a major thrift involved in mortgage finance), and Citigroup. All three stocks declined on news of wider-than-expected losses resulting from housing weakness and the deterioration of mortgage credit. Although a position in the energy sector contributed on an absolute basis, it underperformed in relative terms. Energy stocks, specifically oil and gas companies, provided the strongest results for the benchmark. However, because of valuations, the Portfolio held a smaller-than-benchmark allocation, which was a drag on results.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio can be a core investment for investors seeking long-term capital growth. The management team pursues this objective by seeking large, fundamentally sound businesses that, because of transitory issues, are selling at prices the management team believes are below fair-market value. As bottom-up investment managers, the team evaluates each company individually and builds the Portfolio one stock at a time. As of December 31, 2007, the Portfolio was broadly diversified, with continued overweighted positions in the information technology and health care sectors. Valuation work contributed to smaller relative weightings in utilities stocks. The team has also continued to find greater value opportunities among mega-cap stocks and has maintained a bias toward these firms.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

10

Government & High Quality Bond Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	04/09/1987	4.90%	3.30%	5.18%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.56%	0.56%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The strategy of investing in securities with close to zero default risk (e.g., AAA internal rating) and with rigorous analysis of downside protection proved unfavorable during the period. Specifically, a lower-than-index weighting to Treasury bonds and agency debentures, and a higher-than-index weighting to commercial mortgage-backed securities and home equity asset-backed securities (ABS), detracted from results. Non-Treasury securities such as mortgages and ABS suffered widening risk premiums, or yields, over Treasuries. However, over longer periods of time, Treasury securities normally underperform, as they have lower yields than other AAA assets. Therefore, while short-term market fears may cause price fluctuations, the ultimate return of principal and interest is expected. The Portfolio experienced no downgrades in its sub-prime portfolio.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector, sub-sector, and yield-curve positioning, as well as on individual selection.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

11

Growth Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/02/1994	23.20%	15.99%	3.48%
Class 2	01/08/2007	22.85%	15.69%	3.18%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.69%	0.69%
Class 2	0.94%	0.94%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.80% for Class 1 and 1.05% for Class 2.
Sub-Advisor:
Columbus Circle Investors
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
After getting off to a slow start in 2007, the year ended up being one of the best in the portfolio management firm’s history. Looking back, it is now clear the significant economic slowdown experienced during the second quarter, which was further exacerbated by the financial meltdown in August, was the turning point for growth investors. Although a simple review of the Gross Domestic Product report revealed very little, it was clear the earnings growth rate of the S&P 500 came to a grinding halt late in the year, with most economists expecting it to turn negative in the fourth quarter. This change made growth stocks more attractive and allowed them to significantly outperform the more economically sensitive value stocks, breaking a string of seven years of growth underperformance. Apple rose 133% on continued growth of its products. Apple represents one of the Portfolio’s best all-time long-term large-cap holdings, and continues to surprise investors with innovation and strong financial performance. Intuitive Surgical rose 238%. The shares skyrocketed on news of strong placements of its DaVinci device and continued incremental adoption by the medical community. Mastercard International was up 100%.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

12

Income Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/07/1993	5.90%	5.68%	6.13%
Class 2	11/06/2001	5.77%	5.41%	5.87%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.52%	0.52%
Class 2	0.77%	0.77%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.55% for Class 1 and 0.80% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government. Lower-rated securities are subject to additional credit and default risks.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Sector allocation and security selection both had positive contributions to performance. An increased allocation to Treasuries and a corresponding reduction in high-yield bonds increased returns for the year. Also, an underweighting of the financial sector paid off as banks and finance companies were hit hard by the falling housing market. Individual securities that aided performance include Peninsula Gaming and Cox Communications. Peninsula Gaming benefited from an expanded casino in Iowa as well as strong results from its facility in Louisiana. Cox Communications outperformed as it continued to pay down debt and was considered a solid noncyclical investment along with the rest of the cable industry. Securities that detracted from performance include Harrah’s and Mirant. The decline by Harrah’s was due to increased competition in its core markets. Mirant bonds underperformed as the company decided against a sale of the company which would have likely resulted in a credit upgrade.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

13

International Emerging Markets Account
See glossary on page 43 for definitions of indices and terms.
Average Annual Total Returns
as of December 31, 2007

	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	10/24/2000	42.11%	38.96%	22.51%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.44%	1.44%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Asset allocation and stock selection provided positive performance. Stock selection was particularly strong in the consumer discretionary, consumer staples, and energy sectors. Top-performing stocks included Youngone Corporation, United Spirits, and Petroleo Brasileiro. Underperformance occurred in the information technology sector due to the Portfolio’s overweighted position in Foxconn International Holdings. Stock selection in Russia, South Africa, and South Korea also contributed to the Portfolio’s performance. Lagging performance was found in Argentina, India, and Peru.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The manager focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

14

International SmallCap Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/1998	9.23%	29.84%	14.54%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.27%	1.27%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio outperformed the S&P/Citigroup Extended Market Index (EMI) World ex-US Index over the 12-month period due to stock selection. The industrials, information technology, and energy sectors were the biggest positive contributors to performance, while the financials and consumer staples sectors were the sole negative contributors to performance for the period. Regionally, Asia Pacific ex-Japan and Europe were the largest positive contributors to performance during the year. Japan was the sole negative contributing region during the year. Incitec Pivot was the largest contributor to performance for the year. Punch Taverns, a British pub company, was the biggest detractor due, in part, to a newly launched smoking ban in the United Kingdom and weakening consumer spending.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The manager focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

15

LargeCap Blend Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/2002	5.21%	11.74%	7.06%
Class 2	01/08/2007	4.93%	11.50%	6.86%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Class 2	1.01%	1.01%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.78% for Class 1 and 1.03% for Class 2.
Sub-Advisor:
T. Rowe Price Associates, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio performed strongly as stock selection in six of 10 market sectors added significant value. Security selection worked best in the financial sector, where an overweighting in capital markets firms and an underweighting in thrifts and mortgage finance companies provided the biggest boost to results. Trust bank State Street performed well, exceeding earnings expectations thanks to the strength of its custodial services business. Stock selection among utilities stocks was also favorable, primarily among electric utilities. Pennsylvania-based electricity provider PPL was the best contributor in this sector, benefiting from strong profit margins in its unregulated supply business. The industrials and business services, as well as consumer discretionary sectors, detracted the most from performance. An underweighting in machinery stocks such as Cummins and Deere hurt results in the industrial and business services sector, as these stocks generated strong returns. In the consumer discretionary sector, the biggest individual detractors included department store chain Kohl’s and homebuilder Lennar.
Effect of Investment Strategies and Techniques on Account Performance:
With sector weightings that are approximately equal to those of the S&P 500, the Portfolio invests primarily in large-cap stocks. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

16

LargeCap Stock Index Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/03/1999	5.15%	12.45%	2.19%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.26%	0.26%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Eight of the 10 economic sectors in the S&P 500 posted positive returns for the trailing 12 months, with the energy and materials sectors providing the highest returns. The financials and consumer discretionary sectors recorded negative returns during the past year.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio employs a passive investment approach.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

17

LargeCap Value Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/2002	-3.71%	12.31%	7.82%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Sub-Advisor:
AllianceBernstein, L.P.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
In the wake of anxiety radiating from rising delinquencies in U.S. sub-prime mortgages, financials globally have been hit particularly hard, including many of the Portfolio’s holdings. Ambac Financial Group and MBIA were driven lower by concerns about losses in the bond insurance businesses of each company. Also detracting from performance were positions in retailers Office Depot and Macy’s. Office Depot announced disappointing same-store sales and second-quarter profit as weak sales in North America offset robust growth in international sales. Finally, Macy’s posted disappointing same-store-sales earlier in the year, heightening concerns surrounding the slower-than-expected turnaround of recently integrated May Department Stores. Chief contributors to relative performance were Owens-Illinois, Arcelor-Mittal, and Nokia. Owens-Illinois reported strong third quarter earnings, due in part to the sale of its plastic packaging business. Steel producer Arcelor-Mittal continued to benefit from strong commodity prices and further industry consolidation. Mobile phone manufacturer Nokia advanced following gains in market share.
Effect of Investment Strategies and Techniques on Account Performance:
Market volatility has surged recently but is still only modestly above long-term norms. Recent market anxieties are also evident in the management team’s measure of the value opportunity, the discount to fair value, which has widened to an average level from unusually low levels of the last several years. From the team’s perspective as a value manager, anxiety ultimately creates opportunity. If stock valuation spreads continue to widen as they have recently, the team is likely to adopt more concentrated positions in undervalued industries and companies in which share prices have fallen further than is justified by the management team’s forecasts of their cash flows. For now, however, the team is maintaining relatively neutral risk exposures as their timing tools and judgment continue to suggest that caution is warranted. The management team will continue to make measured adjustments to portfolio exposures as identified by fundamental and quantitative research.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

18

MidCap Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	12/18/1987	9.45%	16.38%	9.68%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.57%	0.57%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio performed well in spite of increased volatility in the financial markets and low-quality stocks outperforming high-quality stocks. Returns in the mid-cap market were mostly positive, as seven of the 10 sectors posted gains in 2007. The energy and materials sectors led the way, posting gains for the year of 47% and 26%, respectively. Global economic growth continued to fuel the demand for oil and other major commodities. The financials sector posted the largest decline as credit problems appeared as the year progressed, causing many financial firms to write down large portions of their assets. The Portfolio benefited from owning Weatherford International Ltd., which provides equipment and services used in the drilling and production of oil and natural gas wells. Weatherford gained 64% over the past year as the company’s investments in its international business continued to bear fruit and produce strong results. The Portfolio also benefited from owning Encore Acquisition Company, a domestic energy producer with a production profile that is skewed toward oil.
Effect of Investment Strategies and Techniques on Account Performance:
The strategy employed to manage the Portfolio remains the same. The management team’s process is based on bottom-up stock selection. They purchase high-quality companies with competitive advantages at reasonable prices. At the same time, they are focused on reducing risk at all levels. The Portfolio strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages; 2) market dominance in niche industries; 3) ability to consistently generate high returns on invested capital; 4) attractive valuation.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

19

MidCap Growth Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/1998	10.78%	16.77%	4.55%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.92%	0.92%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Sub-Advisor:
Mellon Equity Associates, LLP
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio benefited from strong stock selection among business, information services, and financial-related holdings. Within the business services sector, the holding of NAVTEQ Corporation contributed positively to performance. NAVTEQ provides navigable databases that are incorporated into map- and route-guidance products. During the reporting period it received an attractive all-cash takeover offer from an international mobile phone producer and the holding was sold. Also within this sector, Internet travel service provider Priceline.com was a strong performer. It experienced growing demand for its services due to strong growth in the leisure travel market. Among the Portfolio’s financial holdings, investments in financial exchanges such as IntercontinentalExchange and the Nasdaq Stock Market both contributed to performance. While financial markets were volatile, that volatility led to large trading volumes, allowing both firms to generate attractive levels of profitability. Another important contributor to performance was the Portfolio’s holding of Crocs, a manufacturer of a highly popular line of footwear. The market price of Crocs more than doubled while the management team held the stock, then was sold based upon a valuation that no longer appeared attractive. As for negative influences, holdings among medical-related and energy companies provided disappointing results. Within health care, pharmaceutical manufacturer King Pharmaceuticals moved downward in price, based upon unexpectedly strong competition for its most important product line. The Portfolio suffered within this sector on a relative basis, not owning benchmark issue Intuitive Surgical. Although not attractively coded within Mellon Equity’s valuation model, it moved strongly upward in price based upon strong physician acceptance of its surgical operating system. Performance was also negatively impacted by disappointing stock selections within the oil services sector.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio will retain its diverse economic sector approach to portfolio construction relative to the performance benchmark. That implies portfolio economic sector exposures and risk characteristics roughly in line with the benchmark. The Portfolio will stay fully invested at all times, with cash balances at minimal levels held purely for transactional purposes. The management team will continue to use their quantitatively based model to guide stock selections seeking companies that offer good growth prospects at a reasonable valuation — firms that should be successful in a variety of economic environments. Following this approach, individual stock selection will be allowed to continue driving the Portfolio’s future performance.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

20

MidCap Stock Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/01/2000	-7.86%	12.32%	10.21%
Class 2	05/01/2001	-8.10%	12.03%	9.95%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.76%	0.76%
Class 2	1.01%	1.01%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.80% for Class 1 and 1.05% for Class 2.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
An underweighting in real estate investment trusts and utilities was a positive to performance, while an overweighting in financials and an underweighting in industrials was correspondingly detrimental. Stock selection was the primary negative to performance during the year. Excellent results in exploration and development of oil and gas bolstered the profitability and the net asset value of Noble Energy. Express Scripts, a leading pharmacy benefits manager, recorded above-average earnings. Covance, a drug developmental service company, meaningfully outperformed. Tiffany & Co. benefited from improved financial performance due to higher-than-expected diamond sales. Meanwhile, stock selection in the financial sector detracted from performance. The fallout from the sub-prime crisis hurt most financial investments, but it was more difficult on those investments that were remotely related to the securitization of mortgages or the housing market. Specifically, the Portfolio’s investments in AMBAC Financial Group, PMI Group, MGIC Investment Corp., and Fidelity National Financial that were intimately involved in the sub-prime space suffered negatively, affecting performance. In addition, Network Appliances and Aaron Rents experienced a meaningful slowdown in sales and earnings growth. As a rule, the Portfolio continues to be relatively sector-neutral and will continue to invest in good businesses that can be held for a 3- to 5-year time horizon.
Effect of Investment Strategies and Techniques on Account Performance:
To construct the Portfolio, the manager looks for those mid-cap firms that he believes compete in a dynamic industry with long-term growth potential, possess a sustainable competitive advantage, exhibit strong positive cash flows, are led by shareholder-oriented management, and trade at undervalued prices. The goal of this process is to produce a portfolio of 40 to 60 holdings with the potential to grow faster than the S&P MidCap 400 at lower risk levels.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

21

MidCap Value Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account

Class 1	05/03/1999	-1.04%	15.72%	11.80%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.06%	1.06%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility.
Sub-Advisors:
Neuberger Berman Management, Inc. and Jacobs Levy Equity Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Stock selection was negative for the year, primarily due to poor stock selection in the consumer discretionary sector. The four largest individual detractors in this sector were from homebuilders: Hovnanian, Meritage, Centex, and KB Homes. All four were sold from the Portfolio before year-end. The negative impact from these holdings was partially mitigated by favorable sector allocation. The largest contributor was an underweighting in the financial sector, which was the worst-performing sector in the index.
Effect of Investment Strategies and Techniques on Account Performance:
Neuberger Berman is responsible for approximately 30% of the overall Portfolio assets. The firm searches the universe of mid-cap stocks for quality companies that they believe are inefficiently priced, either as a result of investor misperception or lack of interest in a particular industry group. Jacobs Levy uses a quantitative approach to build a diversified portfolio of mid-cap stocks and is responsible for approximately 70% of the overall Portfolio assets. This firm believes the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

22

Money Market Account

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	03/18/1983	4.94%	2.78%	3.53%
Class 2	01/08/2007	4.68%	2.43%	3.18%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.49%	0.49%
Class 2	0.74%	0.74%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.72% for Class 1 and 0.97% for Class 2.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio continued to hold mainly commercial paper, including bank-sponsored, fully supported, asset-backed commercial paper. The commercial paper market continued to experience some challenges during the period. For the first time since 2000, this market experienced year-end funding pressures which caused yields on commercial paper maturing in January of 2008 to rise.
Effect of Investment Strategies and Techniques on Account Performance:
The management team’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the team’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. The portfolio managers continue to closely monitor the markets and work with the firm’s credit staff to determine any changes to the approved list of investments.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

23

Mortgage Securities Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year

Class 1	05/06/1993	6.58%	3.83%	5.27%
Class 2	11/06/2001	6.21%	3.57%	5.01%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.51%	0.51%
Class 2	0.76%	0.76%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.54% for Class 1 and 0.79% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Fixed-income and asset allocation investment options that invest in mortgage securities are subject to increased risk due to real estate exposure.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The whole loan mortgage segment of the Portfolio underperformed during the period, in spite of the overall excellent credit quality of its securities. In addition, the Portfolio’s specified mortgage-backed securities underperformed slightly as investors focused purely on the most generic liquid bonds. The Portfolio’s Treasury, agency, and cash segments helped performance as they were not overly affected by the spread-widening that occurred in the mortgage market. The Portfolio was slightly shorter in duration than the Citigroup benchmark index, which hurt performance as rates fell. However, the focus on the front end of the yield curve, where rates rallied the most, helped offset the overall duration position.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of Portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest-rate movements.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

24

Principal LifeTime 2010 Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	3.74%	9.31%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.78%	0.78%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.16% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
During 2007 an underweighting to agencies and Treasuries detracted from the Portfolio’s performance. The fixed-income portion of the Preferred Securities Portfolio, sub-advised by Spectrum Asset Management, performed poorly due to the high concentration of financial issuers in the preferred space. Exposure to international equities, although a small portion of the Portfolio, contributed to performance as international equities continued to beat their U.S. counterparts. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both posted strong performance over the past year. Domestic growth equities significantly outpaced value over the past year, and many of the growth managers used in this Portfolio thrived in this environment. The Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors, posted a strong return compared to the S&P 500. Finally, exposure to real estate investment trusts, which have historically helped the Principal LifeTime Portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. equity market.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime 2010 Portfolio is well-diversified by asset class and underlying portfolio. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

25

Principal LifeTime 2020 Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	4.87%	11.23%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.77%	0.76%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.13% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
In 2007, international equities posted the strongest absolute returns, and the international options used in the Principal LifeTime Portfolios also showed strong relative returns. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both had a strong year relative to the MSCI EAFE Index. The International Emerging Markets Portfolio, sub-advised by Principal Global Investors, surpassed both of these with a return of over 40% for the year. Within domestic equities, growth significantly outpaced value over the past year and many of the growth managers used in this portfolio thrived in this environment. The LargeCap Growth Portfolio, sub-advised by Columbus Circle Investors, and the MidCap Growth Portfolio, sub-advised by Turner Investment Partners, led the way. Also contributing to returns was strong performance from the Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors. Exposure to real estate investment trusts, which have historically helped the Principal LifeTime Portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. equity market. None of the fixed-income portfolios used in the Principal LifeTime Portfolios were able to match the 7.0% return of the Lehman Brothers Aggregate Bond Index. Again, an underweighting in agency and Treasury bonds detracted from performance. Both of the high-yield portfolios used in the Principal LifeTime 2020 Portfolio did very well compared to peers but did not come close to the Lehman Brothers Aggregate Bond Index.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime 2020 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

26

Principal LifeTime 2030 Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	5.97%	11.47%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	0.88%	0.83%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.16% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
In 2007, international equities posted the strongest absolute returns, and the international options used in the Principal LifeTime Portfolios also showed strong relative returns. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both had a strong year relative to the MSCI EAFE Index. The International Emerging Markets Portfolio, sub-advised by Principal Global Investors, surpassed both of these with a return of over 40% for the year. Within domestic equities, growth significantly outpaced value over the past year and many of the growth managers used in this portfolio thrived in this environment. The LargeCap Growth Portfolio, sub-advised by Columbus Circle Investors, and the MidCap Growth Portfolio, sub-advised by Turner Investment Partners, led the way. Also contributing to returns was strong performance from the Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors. Exposure to real estate investment trusts, which have historically helped the Principal LifeTime Portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. Equity market. None of the fixed-income portfolios used in the Principal LifeTime Portfolios were able to match the 7.0% return of the Lehman Brothers Aggregate Bond Index. Again, an underweighting in agency and Treasury bonds detracted from performance. Both of the high-yield portfolios used in the Principal LifeTime 2030 Portfolio did very well compared to peers but did not come close to the Lehman Brothers Aggregate Bond Index.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime 2030 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

27

Principal LifeTime 2040 Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	6.54%	12.26%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.01%	0.82%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.13% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
In 2007, international equities posted the strongest absolute returns, and the international options used in the Principal LifeTime Portfolios also showed strong relative returns. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both had a strong year relative to the MSCI EAFE Index. The International Emerging Markets Portfolio, sub-advised by Principal Global Investors, surpassed both of these with a return of over 40% for the year. Within domestic equities, growth significantly outpaced value over the past year and many of the growth managers used in this Portfolio thrived in this environment. The LargeCap Growth Portfolio, sub-advised by Columbus Circle Investors, and the MidCap Growth Portfolio, sub-advised by Turner Investment Partners, led the way. Also contributing to returns was strong performance from the Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors. Exposure to real estate investment trusts, which have historically helped the Principal LifeTime portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. Equity market. None of the fixed-income portfolios used in the Principal LifeTime portfolios were able to match the 7.0% return of the Lehman Brothers Aggregate Bond Index. Again, an underweighting in agency and Treasury bonds detracted from performance. Both of the high-yield portfolios used in the Principal LifeTime 2040 Portfolio did very well compared to peers but did not come close to the Lehman Brothers Aggregate Bond Index.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime 2040 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

28

Principal LifeTime 2050 Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account

Class 1	08/30/2004	6.62%	12.47%

	Gross	Net
Class	Expense Ratio	Expense Ratio

As shown in the 05/01/07 prospectus
Class 1	1.15%	0.83%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.12% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
In 2007, international equities posted the strongest absolute returns, and the international options used in the Principal LifeTime Portfolios also showed strong relative returns. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both had a strong year relative to the MSCI EAFE Index. The International Emerging Markets Portfolio, sub-advised by Principal Global Investors, surpassed both of these with a return of over 40% for the year. Within domestic equities, growth significantly outpaced value over the past year and many of the growth managers used in this portfolio thrived in this environment. The LargeCap Growth Portfolio, sub-advised by Columbus Circle Investors, and the MidCap Growth Portfolio, sub-advised by Turner Investment Partners, led the way. Also contributing to returns was strong performance from the Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors. Exposure to real estate investment trusts, which have historically helped the Principal LifeTime Portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. Equity market. None of the fixed-income portfolios used in the Principal LifeTime Portfolios were able to match the 7.0% return of the Lehman Brothers Aggregate Bond Index. Again, an underweighting in agency and Treasury bonds detracted from performance. Both of the high-yield Portfolios used in the Principal LifeTime 2050 Portfolio did very well compared to peers but did not come close to the Lehman Brothers Aggregate Bond Index.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime 2050 Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

29

Principal LifeTime Strategic Income Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account
Class 1	08/30/2004	2.12%	7.48%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.79%	0.72%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limit is 0.14% for Class 1.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
An underweighting in agency and Treasury bonds detracted from the Portfolio’s performance. The Preferred Securities Portfolio, sub-advised by Spectrum Asset Management, performed poorly in the fixed-income portion of the Portfolio due to the high concentration of financial issuers in the preferred space. Exposure to international equities, although a small portion of the Portfolio, contributed to performance as international equities continued to beat their U.S. counterparts. The International Portfolio, sub-advised by Fidelity (Pyramis Global Adv), and the International Growth Portfolio, sub-advised by Principal Global Investors, both posted strong performance over the past year. Domestic growth equities significantly outpaced value over the past year, and many of the growth managers used in this portfolio thrived in this environment. The Disciplined LargeCap Blend Portfolio, sub-advised by Principal Global Investors, posted a strong return compared to the S&P 500. Finally, exposure to real estate investment trusts, which have historically helped the Principal LifeTime Portfolios, detracted from returns over the past year as they significantly lagged the broader U.S. equity market.
Effect of Investment Strategies and Techniques on Account Performance:
The Principal LifeTime Strategic Income Portfolio is well-diversified by asset class and underlying fund. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market-cap, and other characteristics are carefully monitored and neutralized where possible.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

30

Real Estate Securities Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account
Class 1	05/01/1998	-17.69%	19.47%	13.26%
Class 2	01/08/2007	-17.92%	19.19%	13.03%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.87%	0.87%
Class 2	1.12%	1.12%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.90% for Class 1 and 1.16% for Class 2.
Real estate investment options are subject to some risks inherent in real estate and real estate investment trusts (REITs), such as risks associated with general and local economic conditions. Investing in REITs involves special risks, including interest rate fluctuation, credit risks, and liquidity risks, including the effect of interest-rate conditions on real estate values and occupancy rates.
Sub-Advisor:
Principal Real Estate Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Stock selection among owners of shopping centers was a large positive contributor. Due to concerns about an economic slowdown, the Portfolio held companies more resilient to weakening consumer spending, including Acadia Realty (+6.5%). The portfolio underweighted Developers Diversified Realty (-36.0%), a more defensive property type, whose assets are not anchored by grocery stores. Favorable stock selection within the office sector was also a key contributor. Portfolio performance benefited from holding Alexandria (+4.4%), and overweighting ProLogis (+7.4%) and Ventas (+12.0%). A large underweighting to General Growth Properties during the first quarter detracted from performance. After the Portfolio increased its position in the stock, it declined due to valuation concerns. At the same time, investors fled the real estate investment trust space, which disproportionately hurt the large-capitalization names such as General Growth. The Portfolio’s overweighting to the apartment sector was a drag on results and a poor sector-allocation decision. Within the group the Portfolio was underweighted in Archstone-Smith Trust, when it announced itself the target of a privatization bid during the second quarter and the stock price surged. The Portfolio was overweighted in Starwood Hotels, a large hotel owner that suffered from investor fear that an economic slowdown would reduce travel and thus hurt relative performance. Stock selection among companies owning a diverse array of property types also hurt relative portfolio performance. The largest two detractors were Forest City Enterprises, a non-index holding, and Crescent Real Estate Equities, an underweighted position the Portfolio managers acquired.
Effect of Investment Strategies and Techniques on Account Performance:
The management team’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The team’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

31

SAM Balanced Portfolio
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	06/03/1997	8.67%	11.48%	8.99%
Class 2	11/06/2001	8.39%	11.21%	8.73%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.92%	0.92%
Class 2	1.17%	1.17%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.28% for Class 1 and 0.53% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio benefited from its holdings in emerging markets, as well as its continued focus on large-cap growth, since the growth style outperformed value during the period. The Portfolio’s increased exposure to short-term bonds was beneficial. However, this benefit was mitigated by the Portfolio’s exposure to bonds with credit and mortgage exposure, all of which generally declined in price due to the continuing fallout of the sub-prime mortgage crisis.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 40% of total net assets. A new asset class — preferred securities — was introduced during the fourth quarter with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents, and boosted its holdings in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in short-term bonds. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 60% equities and 40% fixed-income securities that reflected diversification across 15 asset classes.

32

SAM Conservative Balanced Portfolio
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	Life of Account
Class 1	04/23/1998	7.55%	9.18%	5.83%
Class 2	11/06/2001	7.34%	8.90%	5.57%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.88%	0.88%
Class 2	1.13%	1.13%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.35% for Class 1 and 0.60% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
A significant shift to fixed income benefited Portfolio results during the latter part of the year. In particular, investments in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, provided favorable returns. Corporate bonds and mortgage-backed bonds held in the Portfolio saw price declines, but the income generated from these investments still created positive total returns. On the equity side, the Portfolio’s continuing emphasis on large-cap growth stocks was a positive factor in its relative performance. A commitment to international and emerging markets stocks also helped results.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 60% of total net assets. A new asset class — preferred securities — was introduced during the period with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents, and boosted its holdings in the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in short-term bonds. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 40% equities and 60% fixed-income securities that reflected diversification across 16 asset classes.

33

SAM Conservative Growth Portfolio
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	06/03/1997	9.29%	13.56%	9.63%
Class 2	11/06/2001	9.04%	13.28%	9.36%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.95%	0.95%
Class 2	1.20%	1.20%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.29% for Class 1 and 0.54% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
As the economy slowed, investors sought growth stocks and shunned value. Investors sought safety and liquidity with large-cap stocks, which outperformed small caps and mid caps during the period. Accordingly, large-cap growth stocks accounted for the largest percentage of the Portfolio’s equity holdings, which helped performance. In addition, a healthy allocation to international equities was beneficial, since developed and emerging markets performed significantly better than the U.S. market. Meanwhile, the fixed-income portion of the Portfolio provided stability in what was a very volatile period for stocks.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio increased to 19% of total net assets. A new asset class — preferred securities — was introduced during the period with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock holders. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added the Principal Money Market Fund, sub-advised by Principal Global Investors, and the Principal Short-Term Income Fund, sub-advised by Edge Asset Management, which invests in fixed-income securities with an effective maturity of five years or less. On the equity side, the Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 81% equities and 19% fixed-income securities that reflected diversification across 15 asset classes.

34

SAM Flexible Income Portfolio
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	09/09/1997	6.09%	7.17%	6.87%
Class 2	11/06/2001	5.86%	6.91%	6.61%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.85%	0.85%
Class 2	1.10%	1.10%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.30% for Class 1 and 0.55% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Performance was negatively impacted by the Portfolio’s focus on corporate bonds and mortgages, which offer higher income than government securities but saw price declines during the period. On a positive note, the Portfolio benefited from an increased allocation to short-term fixed-income securities toward the end of the period. Meanwhile, a positive factor was the Portfolio’s continuing emphasis on large-cap growth stocks and its increasing commitment to international and emerging markets.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The fixed-income portion of the Portfolio declined slightly. Corporate bonds and mortgages were reduced in favor of a new asset class — preferred securities — which was introduced during the quarter with the addition of the Principal Preferred Securities Fund, sub-advised by Spectrum Asset Management. The Principal Preferred Securities Fund invests in a portfolio of preferred stocks, which receive a first claim on dividends before common stock owners. The management team added this asset class primarily for its diversification benefits, also because it was priced attractively. Additionally, the Portfolio added a position in the Principal Money Market Fund, sub-advised by Principal Global Investors, which invests in cash equivalents. On the equity side, the Portfolio added a second large-cap growth fund, the Principal Partners Large Cap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. Exposure to international equities was also increased during the period with the addition of new positions in the Principal Diversified International Fund, sub-advised by Principal Global Investors, and the Principal International Emerging Markets Fund, sub-advised by Principal Global Investors. The Portfolio ended the period with an overall allocation of 28% equities and 72% fixed-income securities that reflected diversification across 16 asset classes.

35

SAM Strategic Growth Portfolio
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	06/03/1997	9.61%	14.91%	10.38%
Class 2	11/06/2001	9.34%	14.64%	10.13%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.99%	0.99%
Class 2	1.24%	1.24%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Portfolio’s expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolio, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.30% for Class 1 and 0.55% for Class 2.
Equity investment options involve greater risk, including heightened volatility, than fixed-income investment options. Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio benefited from its focus on large-cap growth stocks, its shift away from the value investment style, as well as a de-emphasis on smaller-cap stocks. A slight increase in emerging markets toward the end of the period and the Portfolio’s overall commitment to international equities also helped results. In addition, the Portfolio’s strategy of broad diversification enabled it to reduce risk in a difficult market environment.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.
Changes to the Portfolio:
The Portfolio shifted emphasis, slightly, toward fixed income and cash equivalents to provide additional stability and reduce risk. In particular, the Portfolio added allocation to the Principal Money Market Fund, sub-advised by Principal Global Investors, and the Principal Short-Term Income Fund, sub-advised by Edge Asset Management. The Portfolio also added a second large-cap growth fund, the Principal Partners LargeCap Growth Fund II, sub-advised by American Century, to improve overall diversification within the large-cap growth sector. The Portfolio ended the period with an overall allocation of 94% equities and 6% fixed-income securities that reflected diversification across 12 asset classes.

36

Short-Term Bond Account
See glossary on page 43 for definitions of indices and terms.

*This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The benchmark formerly used is also shown.

Average Annual Total Returns
as of December 31, 2007
	Inception		Life of
Class	Date	1 Year	Account
Class 1	05/01/2003	3.07%	2.43%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.64%	0.64%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Sectors offering risk premiums to U.S. Treasuries underperformed during the entire year. Accordingly, out-of-index weightings to asset-backed securities (ABS), commercial mortgage-backed securities, collateralized mortgage obligations, and below-investment-grade corporate bonds were large contributors to the underperformance. Within the out-of-index weighting, sub-prime ABS were the largest negative contributors. Additionally, an underweighted position in Treasuries and an overweighted position in investment-grade corporate bonds contributed negatively to performance. The Portfolio was positioned with a longer duration than the benchmark index, which had a slightly positive impact on performance.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector, sub-sector, and yield-curve positioning, as well as on individual selection.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

37

Short-Term Income Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	01/12/1994	4.50%	3.65%	4.89%
Class 2	11/06/2001	4.24%	3.45%	4.65%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.53%	0.53%
Class 2	0.78%	0.78%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.61% for Class 1 and 0.86% for Class 2.
Fixed-income investment options are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of bond investment options nor their yields are guaranteed by the U.S. government.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio’s performance for the year was substantially driven by what occurred in the fourth quarter. Performance was hurt by an overweighting in corporates, with mortgage originators Countrywide Financial and Washington Mutual being the two worst performers. The Countrywide position alone was responsible for a large portion of the Portfolio’s underperformance, as investors questioned whether or not the company had the liquidity to survive the downturn. Nuveen was also a bottom performer after being acquired in a leveraged buyout. Helping performance were several individual corporate bonds, such as Mohawk Industries and Western Union, and high-quality names such as Amgen, Berkshire Hathaway, and Cisco. In addition, agency bonds, Treasury bonds, cash, and several individual mortgage securities aided performance throughout the year.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.
Changes to the Portfolio:
The Portfolio experienced a large inflow of new money, more than doubling in size from near the end of November through the month of December. Given the illiquidity of the holidays and the end of the year, the portfolio management team put much of the new money in cash, Treasuries, and agencies while looking for suitable longer-term holdings.

38

SmallCap Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account
Class 1	05/01/1998	1.65%	14.99%	4.35%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.87%	0.87%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Small-cap stocks may have additional risks, including greater price volatility.
Sub-Advisor:
Principal Global Investors, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
The Portfolio’s holdings in the information technology and industrials sectors contributed positively to performance. The information technology sector, where returns can be volatile from year to year, produced exceptionally strong returns as several of the Portfolio’s holdings were acquired by other companies. The strongest performer in the Portfolio was aQuantive, an online advertising technology company acquired by Microsoft. The Portfolio’s holdings in industrials continued to benefit from its focus on companies involved in commercial aerospace and non-residential construction. The Portfolio’s holdings in the consumer discretionary sector were the weakest performers. Holdings in this sector were adversely affected by the expected impact on consumer spending caused by a slowing housing market, higher interest rates, and high fuel prices.
Effect of Investment Strategies and Techniques on Account Performance:
The portfolio manager’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The manager focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, as well as neutralizing portfolio risks.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

39

SmallCap Growth Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account
Class 1	05/01/1998	5.00%	14.61%	2.44%
Class 2	01/08/2007	4.71%	14.27%	2.20%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	1.02%	1.02%
Class 2	1.27%	1.27%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 1.02% for Class 1 and 1.27% for Class 2.
Small-cap stocks may have additional risks, including greater price volatility.
Sub-Advisors:
UBS Global Asset Management (Americas) Inc., Emerald Advisers Inc., and Essex Investment Management Company, LLC
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
For the year, stock selection hampered returns due to weakness in the consumer discretionary and information technology sectors. Although the Portfolio was underweighted in consumer discretionary (one of only two sectors in the index to generate negative returns), the Portfolio could not capitalize on this underweighting due to weak stock selection — particularly in the retail segment of the sector, where the Portfolio suffered because of a lack of exposure to four of the strongest outperformers. In the information technology space, not owning aQuantive, Inc., up nearly 159% on a takeover by Microsoft, detracted. Overall, out-of-index stock holdings, which averaged 30% for the period, also detracted from returns. These unfavorable strategies were partially mitigated by favorable industry selection, overweighting software and health care equipment while underweighting real estate investment trusts. A preference for momentum stocks also helped results.
Effect of Investment Strategies and Techniques on Account Performance:
UBS is responsible for approximately 43% of the overall Portfolio assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors: earnings revisions, analyst diffusion [(up estimates — down estimates)/total estimates], and the 12-month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story. Emerald is responsible for approximately 42% of the overall Portfolio assets. Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex is responsible for approximately 15% of the overall Portfolio assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small-caps. This micro-cap focus should help reduce the market cap of the overall Portfolio.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

40

SmallCap Value Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account
Class 1	05/01/1998	-9.52%	16.15%	10.45%
Class 2	01/08/2007	-9.74%	15.90%	10.26%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	1.11%	1.01%
Class 2	1.36%	1.26%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 1.01% for Class 1 and 1.26% for Class 2.
Small-cap stocks may have additional risks, including greater price volatility.
Sub-Advisors:
J.P. Morgan Investment Management, Inc. and Mellon Equity Associates, LLP
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Fundamental factor-positioning contributed the most to results for the year as higher momentum and price-to-book profiles were favorable. Industry selection was also beneficial, due primarily to an underweighting in commercial banks and an overweighting in capital goods. Stock selection was a modest detractor, due to poor selection in financials, health care, and consumer staples. On an individual-stock basis, overweighting Tupperware Corp (consumer discretionary) and General Cable Corp (industrials), and a lack of exposure to RAIT Financial Trust, added the most to results.
Effect of Investment Strategies and Techniques on Account Performance:
J.P. Morgan is responsible for approximately 70% of the overall Portfolio assets. J.P. Morgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading cost does not unduly encumber the alpha of the strategy. Mellon Equity is responsible for approximately 30% of the overall Portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally-weak stocks pose a performance challenge. Additionally, the process seeks to provide the majority of the returns through stock selection, and will try to minimize certain risks such as beta, sector drift, style drift, and market cap drift.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

41

West Coast Equity Account
See glossary on page 43 for definitions of indices and terms.

Average Annual Total Returns
as of December 31, 2007
	Inception			Life of
Class	Date	1 Year	5 Year	Account
Class 1	04/28/1998	8.73%	16.47%	11.61%
Class 2	11/06/2001	8.46%	16.16%	11.34%

	Gross	Net
Class	Expense Ratio	Expense Ratio
As shown in the 05/01/07 prospectus
Class 1	0.65%	0.65%
Class 2	0.90%	0.90%
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.
Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits are 0.68% for Class 1 and 0.93% for Class 2.
Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the fund’s concentration in West Coast companies.
Sub-Advisor:
Edge Asset Management, Inc.
Primary Contributors and Detractors to Account Performance During the Fiscal Year :
Various sector allocations had an effect on performance for the year. An underweighting in energy and telecommunications hurt performance, while an underweighting in financials aided performance. An overweighting in technology and industrials also was positive. Stock selection was positive. Schintzer Steel and Jacobs Engineering helped performance. Schintzer’s scrap steel exports have been booming. Mergers helped, as Hilton Hotels was purchased by Blackstone and Tektronix was purchased by Danaher Corp. Meanwhile, Starbucks and Amgen were poor performers. The Portfolio increased its large-cap holdings while there was a reduction in material and industrial exposure. Consumer non-durable exposure was increased. The Portfolio had been underweighted in financials, but began working to come back to market weight now that the Federal Reserve has shown its willingness to cut short-term rates.
Effect of Investment Strategies and Techniques on Account Performance:
The Portfolio manager utilizes a unique approach that blends a regional investment focus with the flexibility to invest in companies of any size. The Seattle-based manager invests in companies located, or doing significant business in Alaska, California, Oregon, or Washington — a region ranking among the largest economies in the world. With the ability to invest in companies of any size, the manager seeks high-quality businesses trading at reasonable prices, possessing competitive advantages, and competing in industries with barriers to entry.
Changes to the Portfolio:
No material changes occurred in the Portfolio’s structure.

42

Glossary
Citigroup BMI Global ex-US Index consists of 100% of each country’s available capitalization. This excludes the United States capitalization.
Citigroup Broad Investment-Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1-3 years.
Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.
Citigroup Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.
Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.
Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all government bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.
Lehman Brothers 1-3 Years Government/Credit Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.
Lehman Brothers 1-5 Years Government/Credit Index is an unmanaged index composed of Treasury notes, agencies, and corporate debt securities rated BBB or better, with maturities between one year and five years.
Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.
Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.
Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.
Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.
Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging markets mutual funds which invest in companies in developing nations.
Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.
Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.
Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

43

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.
Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.
Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.
Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.
Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly expanding industries.
Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.
Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.
Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.
Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.
Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.
Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.
Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.
Morningstar Target-Date 2000-2014 Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.
Morningstar Target-Date 2015-2029 Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

44

Morningstar Target-Date 2030+ Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.
Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.
Russell 1000® Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.
Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.
Russell 2000® Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000® Index. Companies included are medium-size to small.
Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.
Russell Midcap® Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000® Index.
Russell Midcap® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth rates.
Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.
S&P 500/Citigroup Value Index is a multi-factor style series covering the entire market capitalization of the S&P 500.
S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.
S&P MidCap 400 includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle-capitalization range.
20% S&P 500/80% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
40% S&P 500/60% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
45% S&P 500/40% Lehman Brothers Aggregate Bond Index/15% MSCI EAFE Index-ND a benchmark intended to represent a relevant proxy for market and Portfolio performance.
50% S&P 500/50% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
60% S&P 500/40% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
70% S&P 500/30% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.
80% S&P 500/20% Lehman Brothers Aggregate Bond Index a benchmark intended to represent a relevant proxy for market and Portfolio performance.

45

Shareholder Expense Example
Principal Variable Contracts Fund, Inc.
December 31, 2007
As a shareholder of Principal Variable Contracts Fund, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2007	Annualized
	July 1, 2007	December 31, 2007	to December 31, 2007(a)	Expense Ratio
Asset Allocation Account Class 1
Actual	$1,000.00	$1,054.61	$4.19	0.81%
Hypothetical	1,000.00	1,021.12	4.13	0.81
Balanced Account Class 1
Actual	1,000.00	1,004.21	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Bond Account Class 1
Actual	1,000.00	1,025.73	2.09	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41
Capital Value Account Class 1
Actual	1,000.00	951.99	2.95	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Diversified International Account Class 1
Actual	1,000.00	1,030.92	4.76	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Diversified International Account Class 2
Actual	1,000.00	1,029.89	6.04	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Equity Growth Account Class 1
Actual	1,000.00	1,008.16	3.80	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Equity Income Account I Class 1
Actual	1,000.00	979.72	2.40	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

46

Shareholder Expense Example
Principal Variable Contracts Fund, Inc.
December 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2007	Annualized
	July 1, 2007	December 31, 2007	to December 31, 2007(a)	Expense Ratio
Equity Income Account I Class 2
Actual	$1,000.00	$978.56	$3.64	0.73%
Hypothetical	1,000.00	1,021.53	3.72	0.73
Equity Value Account Class 1
Actual	1,000.00	932.00	4.38	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Government & High Quality Bond Account Class 1
Actual	1,000.00	1,042.20	2.32	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Growth Account Class 1
Actual	1,000.00	1,134.18	3.66	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Growth Account Class 2
Actual	1,000.00	1,132.19	5.00	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Income Account Class 1
Actual	1,000.00	1,048.10	2.48	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Income Account Class 2
Actual	1,000.00	1,047.33	3.77	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
International Emerging Markets Account Class 1
Actual	1,000.00	1,180.92	7.86	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
International SmallCap Account Class 1
Actual	1,000.00	943.21	6.17	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
LargeCap Blend Account Class 1
Actual	1,000.00	984.36	3.75	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
LargeCap Blend Account Class 2
Actual	1,000.00	982.83	5.00	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
LargeCap Stock Index Account Class 1
Actual	1,000.00	984.55	1.30	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
LargeCap Value Account Class 1
Actual	1,000.00	910.75	3.61	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
MidCap Account Class 1
Actual	1,000.00	976.77	2.79	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
MidCap Growth Account Class 1
Actual	1,000.00	986.41	4.51	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
MidCap Stock Account Class 1
Actual	1,000.00	846.50	3.44	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
MidCap Stock Account Class 2
Actual	1,000.00	844.99	4.60	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

47

Shareholder Expense Example
Principal Variable Contracts Fund, Inc.
December 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2007	Annualized
	July 1, 2007	December 31, 2007	to December 31, 2007(a)	Expense Ratio
MidCap Value Account Class 1
Actual	$1,000.00	$908.71	$5.10	1.06%
Hypothetical	1,000.00	1,019.86	5.40	1.06
Money Market Account Class 1
Actual	1,000.00	1,024.33	2.40	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47
Money Market Account Class 2
Actual	1,000.00	1,023.07	3.67	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Mortgage Securities Account Class 1
Actual	1,000.00	1,056.39	2.54	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Mortgage Securities Account Class 2
Actual	1,000.00	1,054.38	3.83	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Principal LifeTime 2010 Account Class 1
Actual	1,000.00	996.92	0.55	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11
Principal LifeTime 2020 Account Class 1
Actual	1,000.00	997.84	0.60	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Principal LifeTime 2030 Account Class 1
Actual	1,000.00	998.57	0.50	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Principal LifeTime 2040 Account Class 1
Actual	1,000.00	997.92	0.60	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Principal LifeTime 2050 Account Class 1
Actual	1,000.00	997.93	0.60	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	1,001.65	0.55	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11
Real Estate Securities Account Class 1
Actual	1,000.00	909.35	4.19	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Real Estate Securities Account Class 2
Actual	1,000.00	908.05	5.39	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
SAM Balanced Portfolio Class 1
Actual	1,000.00	1,029.54	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Balanced Portfolio Class 2
Actual	1,000.00	1,028.63	2.45	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,033.20	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,032.64	2.46	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

48

Shareholder Expense Example
Principal Variable Contracts Fund, Inc.
December 31, 2007

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2007	Annualized
	July 1, 2007	December 31, 2007	to December 31, 2007(a)	Expense Ratio
SAM Conservative Growth Portfolio Class 1
Actual	$1,000.00	$1,023.68	$1.17	0.23%
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,022.86	2.45	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,033.84	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,032.59	2.46	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,019.62	1.17	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,018.42	2.44	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Short-Term Bond Account Class 1
Actual	1,000.00	1,011.87	2.48	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Income Account Class 1
Actual	1,000.00	1,024.59	2.40	0.47
Hypothetical	1,000.00	1,022.84	2.40	0.47
Short-Term Income Account Class 2
Actual	1,000.00	1,024.69	3.73	0.72
Hypothetical	1,000.00	1,021.53	3.72	0.72
SmallCap Account Class 1
Actual	1,000.00	930.81	4.19	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
SmallCap Growth Account Class 1
Actual	1,000.00	952.18	4.97	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
SmallCap Growth Account Class 2
Actual	1,000.00	951.26	6.20	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
SmallCap Value Account Class 1
Actual	1,000.00	861.14	4.74	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
SmallCap Value Account Class 2
Actual	1,000.00	860.12	5.91	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
West Coast Equity Account Class 1
Actual	1,000.00	1,030.76	3.12	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
West Coast Equity Account Class 2
Actual	1,000.00	1,029.27	4.40	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

(a)	Expenses are equal to a fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

49

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	Asset Allocation	Balanced
Amounts in thousands, except per share amounts	Account	Account		Bond Account
Investment in securities—at cost	$77,284	$122,430		$688,453

Foreign currency—at cost	$390	$—		$—

Assets
Investment in securities—at value	$95,438	$129,532	(a)	$677,075 (a)
Foreign currency—at value	384	—		—
Cash	16,284	209		2,435
Receivables:
Capital Shares sold	87	21		105
Dividends and interest	329	456		4,137
Foreign currency contracts	258	—		—
Investment securities sold	4	53		250
Unrealized gain on swap agreements	—	—		130
Prepaid directors’ expenses	1	1		1

Total Assets	112,785	130,272		684,133
Liabilities
Accrued management and investment advisory fees	70	54		162
Accrued other expenses	8	14		8
Payables:
Capital Shares reacquired	85	66		1,956
Foreign currency contracts	365	—		—
Investment securities purchased	8,828	10,992		135,222
Variation margin on futures contracts	148	—		—
Collateral obligation on securities loaned, at value	—	13,863		72,988

Total Liabilities	9,504	24,989		210,336

Net Assets Applicable to Outstanding Shares	$103,281	$105,283		$473,797

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$75,975	$92,008		$466,562
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,673	2,864		24,908
Accumulated undistributed (overdistributed) net realized gain (loss)	6,736	3,309		(6,425)
Net unrealized appreciation (depreciation) of investments	18,011	7,102		(11,248)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	(114)	—		—

Total Net Assets	$103,281	$105,283		$473,797

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$103,281	$105,283		$473,797
Shares issued and outstanding	6,944	6,312		39,614
Net Asset Value per share	$14.87	$16.68		$11.96

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

50

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

			Diversified
	Capital Value		International		Equity Growth
Amounts in thousands, except per share amounts	Account		Account		Account
Investment in securities—at cost	$259,752		$538,646		$273,903

Foreign currency—at cost	$—		$146		$—

Assets
Investment in securities—at value	$280,487	(a)	$619,518	(a)	$309,678	(a)
Foreign currency—at value	—		146		—
Cash	74		1		8,518
Receivables:
Capital Shares sold	377		348		96
Dividends and interest	556		854		225
Foreign tax refund	—		15		—
Investment securities sold	352		9		9
Prepaid directors’ expenses	1		1		1

Total Assets	281,847		620,892		318,527
Liabilities
Accrued management and investment advisory fees	138		403		193
Accrued distribution fees	N/A		1		N/A
Accrued other expenses	3		186		3
Payables:
Capital Shares reacquired	147		269		52
Deferred foreign tax	—		18		—
Investment securities purchased	813		1,689		114
Collateral obligation on securities loaned, at value	10,395		33,909		16,942

Total Liabilities	11,496		36,475		17,304

Net Assets Applicable to Outstanding Shares	$270,351		$584,417		$301,223

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$216,964		$395,207		$285,773
Accumulated undistributed (overdistributed) net investment income (operating loss)	4,928		7,568		401
Accumulated undistributed (overdistributed) net realized gain (loss)	27,724		100,790		(20,726)
Net unrealized appreciation (depreciation) of investments	20,735		80,854		35,775
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		(2)		—

Total Net Assets	$270,351		$584,417		$301,223

Capital Stock (par value: $.01 a share):
Shares authorized	100,000		300,000		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$270,351		$576,345		$301,223
Shares issued and outstanding	7,792		26,594		15,245
Net Asset Value per share	$34.70		$21.67		$19.76

Class 2: Net Assets	N/A		8,072		N/A
Shares issued and outstanding			372
Net Asset Value per share			$21.71

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

51

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

					Government &
	Equity Income		Equity Value		High Quality
Amounts in thousands, except per share amounts	Account I		Account		Bond Account
Investment in securities—at cost	$540,651		$4,830		$457,515

Assets
Investment in securities—at value	$602,755	(a)	$5,019	(a)	$455,160 (a)
Cash	10		303		313
Receivables:
Capital Shares sold	2,714		282		130
Dividends and interest	855		7		2,237
Investment securities sold	—		33		121
Unrealized gain on swap agreements	—		—		508
Variation margin on futures contracts	—		—		54
Prepaid directors’ expenses	2		2		1

Total Assets	606,336		5,646		458,524
Liabilities
Accrued management and investment advisory fees	243		4		119
Accrued distribution fees	16		N/A		N/A
Accrued other expenses	3		1		5
Payables:
Capital Shares reacquired	128		—		361
Investment securities purchased	709		43		72,974
Variation margin on futures contracts	—		1		75
Collateral obligation on securities loaned, at value	14,657		72		70,475

Total Liabilities	15,756		121		144,009

Net Assets Applicable to Outstanding Shares	$590,580		$5,525		$314,515

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$487,464		$5,131		$308,426
Accumulated undistributed (overdistributed) net investment income (operating loss)	11,631		1		14,998
Accumulated undistributed (overdistributed) net realized gain (loss)	29,381		206		(7,172)
Net unrealized appreciation (depreciation) of investments	62,104		187		(1,737)

Total Net Assets	$590,580		$5,525		$314,515

Capital Stock (par value: $.01 a share):
Shares authorized	200,000		100,000		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$513,914		$5,525		$314,515
Shares issued and outstanding	26,597		488		27,691
Net Asset Value per share	$19.32		$11.33		$11.36

Class 2: Net Assets	76,666		N/A		N/A
Shares issued and outstanding	3,999
Net Asset Value per share	$19.17

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

52

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

					International
					Emerging
					Markets
Amounts in thousands, except per share amounts	Growth Account		Income Account		Account
Investment in securities—at cost	$335,070		$196,225		$202,551

Foreign currency—at cost	$—		$—		$3,273

Assets
Investment in securities—at value	$413,753	(a)	$198,555	(a)	$236,811	(a)
Foreign currency—at value	—		—		3,274
Cash	10		—		—
Receivables:
Capital Shares sold	162		275		249
Dividends and interest	242		2,518		299
Foreign tax refund	—		—		49
Prepaid directors’ expenses	1		2		1

Total Assets	414,168		201,350		240,683
Liabilities
Accrued management and investment advisory fees	244		78		239
Accrued distribution fees	—		3		N/A
Accrued other expenses	2		1		119
Cash overdraft	—		23		23
Payables:
Capital Shares reacquired	152		99		225
Deferred foreign tax	—		—		302
Collateral obligation on securities loaned, at value	16,672		17,278		13,211

Total Liabilities	17,070		17,482		14,119

Net Assets Applicable to Outstanding Shares	$397,098		$183,868		$226,564

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$371,734		$171,338		$135,382
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,457		9,993		1,648
Accumulated undistributed (overdistributed) net realized gain (loss)	(54,776)		207		55,571
Net unrealized appreciation (depreciation) of investments	78,683		2,330		33,958
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	—		—		5

Total Net Assets	$397,098		$183,868		$226,564

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		200,000		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$395,726		$170,478		$226,564
Shares issued and outstanding	22,089		16,293		8,207
Net Asset Value per share	$17.92		$10.46		$27.61

Class 2: Net Assets	1,372		13,390		N/A
Shares issued and outstanding	77		1,287
Net Asset Value per share	$17.90		$10.40

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

53

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	International
	SmallCap		LargeCap Blend		LargeCap Stock
Amounts in thousands, except per share amounts	Account		Account		Index Account
Investment in securities—at cost	$188,465		$272,890		$163,719

Assets
Investment in securities—at value	$209,066	(a)	$279,598	(a)	$200,770	(a)
Cash	21		3,260		6
Receivables:
Capital Shares sold	123		1,947		244
Dividends and interest	234		363		286
Investment securities sold	170		1,939		110
Prepaid directors’ expenses	1		1		1

Total Assets	209,615		287,108		201,417
Liabilities
Accrued management and investment advisory fees	198		173		43
Accrued distribution fees	N/A		1		N/A
Accrued other expenses	70		5		7
Payables:
Capital Shares reacquired	105		161		376
Investment securities purchased	1,883		1,370		98
Variation margin on futures contracts	—		12		23
Collateral obligation on securities loaned, at value	8,472		11,233		5,381

Total Liabilities	10,728		12,955		5,928

Net Assets Applicable to Outstanding Shares	$198,887		$274,153		$195,489

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$146,364		$168,448		$151,901
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,474		3,139		3,689
Accumulated undistributed (overdistributed) net realized gain (loss)	29,446		95,875		2,805
Net unrealized appreciation (depreciation) of investments	20,601		6,691		37,094
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	2		—		—

Total Net Assets	$198,887		$274,153		$195,489

Capital Stock (par value: $.01 a share):
Shares authorized	100,000		300,000		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$198,887		$271,426		$195,489
Shares issued and outstanding	8,871		21,557		18,045
Net Asset Value per share	$22.42		$12.59		$10.83

Class 2: Net Assets	N/A		2,727		N/A
Shares issued and outstanding			217
Net Asset Value per share			$12.59

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

54

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	LargeCap Value		MidCap		MidCap Growth
Amounts in thousands, except per share amounts	Account		Account		Account
Investment in securities—at cost	$209,067		$453,308		$84,307

Assets
Investment in securities—at value	$223,556	(a)	$530,250	(a)	$90,564	(a)
Cash	6,610		10		598
Receivables:
Capital Shares sold	3,983		487		151
Dividends and interest	353		135		67
Investment securities sold	—		2,093		—
Prepaid directors’ expenses	1		1		1

Total Assets	234,503		532,976		91,381
Liabilities
Accrued management and investment advisory fees	140		224		61
Accrued other expenses	1		4		2
Payables:
Capital Shares reacquired	16		139		6
Investment securities purchased	3,558		1,648		—
Collateral obligation on securities loaned, at value	9,104		58,374		11,430

Total Liabilities	12,819		60,389		11,499

Net Assets Applicable to Outstanding Shares	$221,684		$472,587		$79,882

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$195,382		$348,575		$64,542
Accumulated undistributed (overdistributed) net investment income (operating loss)	4,162		2,341		68
Accumulated undistributed (overdistributed) net realized gain (loss)	7,651		44,729		9,015
Net unrealized appreciation (depreciation) of investments	14,489		76,942		6,257

Total Net Assets	$221,684		$472,587		$79,882

Capital Stock (par value: $.01 a share):
Shares authorized	100,000		100,000		100,000
Net Asset Value Per Share:
Class 1: Net Assets	$221,684		$472,587		$79,882
Shares issued and outstanding	16,458		11,238		6,878
Net Asset Value per share	$13.47		$42.05		$11.61

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

55

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	MidCap Stock		MidCap Value		Money Market
Amounts in thousands, except per share amounts	Account		Account		Account
Investment in securities—at cost	$84,186		$161,503		$276,026

Assets
Investment in securities—at value	$100,537	(a)	$163,494	(a)	$276,026
Cash	10		3,941		7
Receivables:
Capital Shares sold	173		1,174		1,597
Dividends and interest	114		267		138
Investment securities sold	—		1,031		—
Prepaid directors’ expenses	2		1		1

Total Assets	100,836		169,908		277,769
Liabilities
Accrued management and investment advisory fees	52		134		104
Accrued distribution fees	3		N/A		1
Accrued other expenses	1		3		4
Payables:
Capital Shares reacquired	30		143		667
Investment securities purchased	—		1,225		—
Collateral obligation on securities loaned, at value	21,156		17,485		—

Total Liabilities	21,242		18,990		776

Net Assets Applicable to Outstanding Shares	$79,594		$150,918		$276,993

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$47,074		$140,806		$276,993
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,073		1,122		—
Accumulated undistributed (overdistributed) net realized gain (loss)	15,096		6,999		—
Net unrealized appreciation (depreciation) of investments	16,351		1,991		—

Total Net Assets	$79,594		$150,918		$276,993

Capital Stock (par value: $.01 a share):
Shares authorized	200,000		100,000		1,500,000
Net Asset Value Per Share:
Class 1: Net Assets	$67,168		$150,918		$272,347
Shares issued and outstanding	4,415		9,911		272,347
Net Asset Value per share	$15.22		$15.23		$1.00

Class 2: Net Assets	12,426		N/A		4,646
Shares issued and outstanding	823				4,646
Net Asset Value per share	$15.10				$1.00

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

56

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	Mortgage	Principal	Principal
	Securities	LifeTime 2010	LifeTime 2020
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities—at cost	$237,590	$—	$—

Investment in affiliated securities—at cost	$—	$46,395	$185,980

Assets
Investment in affiliated securities—at value	$—	$44,637	$178,557
Investment in securities—at value	237,242 (a)	—	—
Cash	10	—	—
Receivables:
Capital Shares sold	77	14	19
Dividends and interest	1,344	280	1,154
Investment securities sold	66	—	—
Prepaid directors’ expenses	2	2	1

Total Assets	238,741	44,933	179,731
Liabilities
Accrued management and investment advisory fees	101	4	18
Accrued other expenses	2	—	—
Payables:
Capital Shares reacquired	91	38	469
Collateral obligation on securities loaned, at value	8,610	—	—

Total Liabilities	8,804	42	487

Net Assets Applicable to Outstanding Shares	$229,937	$44,891	$179,244

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$223,964	$41,867	$165,789
Accumulated undistributed (overdistributed) net investment income (operating loss)	11,714	1,863	7,219
Accumulated undistributed (overdistributed) net realized gain (loss)	(5,393)	2,919	13,659
Net unrealized appreciation (depreciation) of investments	(348)	(1,758)	(7,423)

Total Net Assets	$229,937	$44,891	$179,244

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$226,615	$44,891	$179,244
Shares issued and outstanding	21,605	3,469	12,931
Net Asset Value per share	$10.49	$12.94	$13.86

Class 2: Net Assets	3,322	N/A	N/A
Shares issued and outstanding	317
Net Asset Value per share	$10.47

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

57

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	Principal	Principal	Principal
	LifeTime 2030	LifeTime 2040	LifeTime 2050
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities—at cost	$32,078	$16,759	$9,769

Assets
Investment in affiliated securities—at value	$30,826	$16,057	$9,347
Receivables:
Capital Shares sold	262	67	81
Dividends and interest	219	121	72
Prepaid directors’ expenses	2	2	2

Total Assets	31,309	16,247	9,502
Liabilities
Accrued management and investment advisory fees	3	2	2
Payables:
Capital Shares reacquired	2	1	—

Total Liabilities	5	3	2

Net Assets Applicable to Outstanding Shares	$31,304	$16,244	$9,500

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$28,872	$15,071	$8,679
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,198	590	380
Accumulated undistributed (overdistributed) net realized gain (loss)	2,486	1,285	863
Net unrealized appreciation (depreciation) of investments	(1,252)	(702)	(422)

Total Net Assets	$31,304	$16,244	$9,500

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$31,304	$16,244	$9,500
Shares issued and outstanding	2,238	1,130	656
Net Asset Value per share	$13.99	$14.37	$14.48

See accompanying notes.

58

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	Principal
	LifeTime	Real Estate
	Strategic Income	Securities		SAM Balanced
Amounts in thousands, except per share amounts	Account	Account		Portfolio
Investment in securities—at cost	$—	$234,454		$—

Investment in affiliated securities—at cost	$21,608	$—		$582,121

Assets
Investment in affiliated securities—at value	$21,096	$—		$693,161
Investment in securities—at value	—	225,543	(a)	—
Cash	—	16		—
Receivables:
Capital Shares sold	12	290		405
Dividends and interest	120	1,812		948
Prepaid directors’ expenses	1	1		1

Total Assets	21,229	227,662		694,515
Liabilities
Accrued management and investment advisory fees	2	156		137
Accrued distribution fees	N/A	—		45
Accrued other expenses	—	2		—
Payables:
Capital Shares reacquired	17	112		623
Investment securities purchased	—	5		—
Collateral obligation on securities loaned, at value	—	21,194		—

Total Liabilities	19	21,469		805

Net Assets Applicable to Outstanding Shares	$21,210	$206,193		$693,710

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$20,236	$156,210		$498,707
Accumulated undistributed (overdistributed) net investment income (operating loss)	839	4,055		23,516
Accumulated undistributed (overdistributed) net realized gain (loss)	647	54,839		60,447
Net unrealized appreciation (depreciation) of investments	(512)	(8,911)		111,040

Total Net Assets	$21,210	$206,193		$693,710

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$21,210	$204,752		$481,245
Shares issued and outstanding	1,750	10,745		25,103
Net Asset Value per share	$12.12	$19.06		$19.17

Class 2: Net Assets	N/A	1,441		212,465
Shares issued and outstanding		76		11,160
Net Asset Value per share		$19.06		$19.04

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

59

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	SAM	SAM
	Conservative	Conservative
	Balanced	Growth	SAM Flexible
Amounts in thousands, except per share amounts	Portfolio	Portfolio	Income Portfolio
Investment in affiliated securities—at cost	$72,059	$306,304	$153,424

Assets
Investment in affiliated securities—at value	$79,789	$380,392	$166,606
Receivables:
Capital Shares sold	85	431	390
Dividends and interest	92	570	199
Prepaid directors’ expenses	2	1	1

Total Assets	79,968	381,394	167,196
Liabilities
Accrued management and investment advisory fees	16	75	34
Accrued distribution fees	6	28	11
Payables:
Capital Shares reacquired	221	263	156

Total Liabilities	243	366	201

Net Assets Applicable to Outstanding Shares	$79,725	$381,028	$166,995

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$65,085	$279,396	$136,275
Accumulated undistributed (overdistributed) net investment income (operating loss)	2,979	10,526	8,063
Accumulated undistributed (overdistributed) net realized gain (loss)	3,931	17,018	9,475
Net unrealized appreciation (depreciation) of investments	7,730	74,088	13,182

Total Net Assets	$79,725	$381,028	$166,995

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$50,531	$251,682	$113,970
Shares issued and outstanding	3,865	11,882	7,935
Net Asset Value per share	$13.07	$21.18	$14.36

Class 2: Net Assets	29,194	129,346	53,025
Shares issued and outstanding	2,251	6,151	3,719
Net Asset Value per share	$12.97	$21.03	$14.26

See accompanying notes.

60

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	SAM Strategic
	Growth	Short-Term	Short-Term
Amounts in thousands, except per share amounts	Portfolio	Bond Account	Income Account
Investment in securities—at cost	$—	$182,193	$86,664

Investment in affiliated securities—at cost	$192,881	$—	$—

Assets
Investment in affiliated securities—at value	$230,855	$—	$—
Investment in securities—at value	—	179,131 (a)	86,483 (a)
Cash	—	417	11
Receivables:
Capital Shares sold	566	27	45
Dividends and interest	439	1,589	711
Investment securities sold	—	49	—
Variation margin on futures contracts	—	18	—
Prepaid directors’ expenses	1	1	2

Total Assets	231,861	181,232	87,252

Liabilities
Accrued management and investment advisory fees	46	64	30
Accrued distribution fees	18	N/A	1
Accrued other expenses	—	4	1
Payables:
Capital Shares reacquired	107	1,303	21
Investment securities purchased	—	343	—
Variation margin on futures contracts	—	—	11
Collateral obligation on securities loaned, at value	—	22,688	8,637

Total Liabilities	171	24,402	8,701

Net Assets Applicable to Outstanding Shares	$231,690	$156,830	$78,551

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$173,075	$154,466	$77,236
Accumulated undistributed (overdistributed) net investment income (operating loss)	5,076	7,051	2,052
Accumulated undistributed (overdistributed) net realized gain (loss)	15,565	(1,601)	(535)
Net unrealized appreciation (depreciation) of investments	37,974	(3,086)	(202)

Total Net Assets	$231,690	$156,830	$78,551

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$150,975	$156,830	$76,165
Shares issued and outstanding	6,316	15,325	30,416
Net Asset Value per share	$23.91	$10.23	$2.50

Class 2: Net Assets	80,715	N/A	2,386
Shares issued and outstanding	3,396		957
Net Asset Value per share	$23.77		$2.49

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

61

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	SmallCap		SmallCap		SmallCap Value
Amounts in thousands, except per share amounts	Account		Growth Account		Account
Investment in securities—at cost	$109,259		$123,335		$212,769

Assets
Investment in securities—at value	$113,204	(a)	$128,025	(a)	$211,972	(a)
Cash	10		4,140		5,492
Receivables:
Capital Shares sold	13		144		2,326
Dividends and interest	157		35		520
Expense reimbursement from Manager	—		—		11
Investment securities sold	—		724		—
Prepaid directors’ expenses	1		1		1

Total Assets	113,385		133,069		220,322
Liabilities
Accrued management and investment advisory fees	67		93		165
Accrued distribution fees	N/A		1		—
Accrued other expenses	5		7		10
Payables:
Capital Shares reacquired	88		27		36
Investment securities purchased	168		888		172
Variation margin on futures contracts	—		—		6
Collateral obligation on securities loaned, at value	20,601		24,459		40,998

Total Liabilities	20,929		25,475		41,387

Net Assets Applicable to Outstanding Shares	$92,456		$107,594		$178,935

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$79,579		$133,237		$164,090
Accumulated undistributed (overdistributed) net investment income (operating loss)	347		—		1,453
Accumulated undistributed (overdistributed) net realized gain (loss)	8,585		(30,333)		14,188
Net unrealized appreciation (depreciation) of investments	3,945		4,690		(796)

Total Net Assets	$92,456		$107,594		$178,935

Capital Stock (par value: $.01 a share):
Shares authorized	100,000		300,000		300,000
Net Asset Value Per Share:
Class 1: Net Assets	$92,456		$103,626		$178,698
Shares issued and outstanding	9,413		9,127		11,392
Net Asset Value per share	$9.82		$11.35		$15.69

Class 2: Net Assets	N/A		3,968		237
Shares issued and outstanding			350		15
Net Asset Value per share			$11.32		$15.68

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

62

Statements of Assets and Liabilities
Principal Variable Contracts Fund, Inc.
December 31, 2007

	West Coast
Amounts in thousands, except per share amounts	Equity Account
Investment in securities—at cost	$111,007

Assets
Investment in securities—at value	$160,164	(a)
Cash	10
Receivables:
Capital Shares sold	56
Dividends and interest	194
Investment securities sold	184
Prepaid directors’ expenses	2
Total Assets	160,610

Liabilities
Accrued management and investment advisory fees	77
Accrued distribution fees	3
Accrued other expenses	4
Payables:
Capital Shares reacquired	99
Investment securities purchased	9
Collateral obligation on securities loaned, at value	16,270

Total Liabilities	16,462

Net Assets Applicable to Outstanding Shares	$144,148

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$83,541
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,172
Accumulated undistributed (overdistributed) net realized gain (loss)	10,278
Net unrealized appreciation (depreciation) of investments	49,157

Total Net Assets	$144,148

Capital Stock (par value: $.01 a share):
Shares authorized	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$128,486
Shares issued and outstanding	5,113
Net Asset Value per share	$25.13

Class 2: Net Assets	15,662
Shares issued and outstanding	627
Net Asset Value per share	$24.97

(a)	Includes fair market value of securities loaned, see “Securities Lending” in Notes to Financial Statements.
See accompanying notes.

63

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Asset Allocation
Amounts in thousands	Account	Balanced Account	Bond Account
Net Investment Income (Operating Loss)
Income:
Dividends	$1,225	$1,220	$291
Withholding tax on foreign dividends	(58)	—	—
Interest	1,705	2,261	25,736
Securities lending	—	87	960

Total Income	2,872	3,568	26,987
Expenses:
Management and investment advisory fees	823	658	1,843
Custodian fees	22	31	18
Directors’ expenses	2	2	8
Other expenses	1	5	6

Total Expenses	848	696	1,875

Net Investment Income (Operating Loss)	2,024	2,872	25,112

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	5,540	8,329	1,215
Foreign currency transactions	647	—	—
Futures contracts	1,325	—	(627)
Options and swaptions	—	—	(43)
Swap agreements	—	2	(414)
Change in unrealized appreciation/depreciation of:
Investments	2,305	(5,332)	(10,720)
Futures contracts	(250)	—	—
Swap agreements	—	3	392
Translation of assets and liabilities in foreign currencies	(85)	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	9,482	3,002	(10,197)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,506	$5,874	$14,915

See accompanying notes.

64

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

		Diversified
	Capital Value	International	Equity Growth
Amounts in thousands	Account	Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$6,564	$14,186	$2,475
Withholding tax on foreign dividends	—	(1,542)	—
Interest	68	166	91
Securities lending	28	399	68

Total Income	6,660	13,209	2,634
Expenses:
Management and investment advisory fees	1,715	4,666	2,225
Distribution Fees — Class 2	N/A	16	N/A
Custodian fees	6	442	1
Directors’ expenses	6	9	3
Other expenses	4	26	3

Total Expenses	1,731	5,159	2,232

Net Investment Income (Operating Loss)	4,929	8,050	402

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $44 and $0, respectively)	27,929	103,219	26,135
Foreign currency transactions	—	(404)	—
Futures contracts	80	—	—
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $18 and $0, respectively)	(32,561)	(22,734)	(3,033)
Futures contracts	1	—	—
Translation of assets and liabilities in foreign currencies	—	15	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(4,551)	80,096	23,102

Net Increase (Decrease) in Net Assets Resulting from Operations	$378	$88,146	$23,504

See accompanying notes.

65

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

			Government &
	Equity Income	Equity Value	High Quality Bond
Amounts in thousands	Account I	Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$13,097	$156	$—
Interest	1,463	7	16,130
Securities lending	108	1	241

Total Income	14,668	164	16,371
Expenses:
Management and investment advisory fees	2,860	54	1,381
Distribution Fees — Class 2	194	N/A	N/A
Custodian fees	1	4	9
Directors’ expenses	7	—	6
Other expenses	1	—	4

Total Gross Expenses	3,063	58	1,400
Less: Reimbursement from Manager — Class 1	—	1	—

Total Net Expenses	3,063	57	1,400

Net Investment Income (Operating Loss)	11,605	107	14,971

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	29,526	675	963
Futures contracts	—	(23)	(955)
Options and swaptions	—	—	(39)
Swap agreements	—	—	(611)
Change in unrealized appreciation/depreciation of:
Investments	(11,790)	(777)	44
Futures contracts	—	(2)	(157)
Options and swaptions	—	—	50
Swap agreements	—	—	520

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	17,736	(127)	(185)

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,341	$(20)	$14,786

See accompanying notes.

66

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

			International
			Emerging Markets
Amounts in thousands	Growth Account	Income Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$3,910	$—	$4,779
Withholding tax on foreign dividends	—	—	(482)
Interest	587	11,982	70
Securities lending	64	91	97

Total Income	4,561	12,073	4,464
Expenses:
Management and investment advisory fees	3,041	953	2,296
Distribution Fees — Class 2	3	37	N/A
Custodian fees	4	3	259
Directors’ expenses	3	2	3
Other expenses	3	—	37

Total Expenses	3,054	995	2,595

Net Investment Income (Operating Loss)	1,507	11,078	1,869

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $195, respectively)	57,766	544	56,826
Foreign currency transactions	—	—	(556)
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $302, respectively)	36,283	(442)	6,057
Translation of assets and liabilities in foreign currencies	—	—	5

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	94,049	102	62,332

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,556	$11,180	$64,201

See accompanying notes.

67

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	International	LargeCap Blend	LargeCap Stock
Amounts in thousands	SmallCap Account	Account	Index Account
Net Investment Income (Operating Loss)
Income:
Dividends	$5,028	$5,474	$4,000
Withholding tax on foreign dividends	(479)	—	—
Interest	138	70	209
Securities lending	210	55	36

Total Income	4,897	5,599	4,245
Expenses:
Management and investment advisory fees	2,392	2,433	532
Distribution Fees — Class 2	N/A	9	N/A
Custodian fees	163	11	13
Directors’ expenses	4	6	4
Other expenses	6	1	5

Total Expenses	2,565	2,460	554

Net Investment Income (Operating Loss)	2,332	3,139	3,691

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	31,250	108,197	7,439
Foreign currency transactions	(6)	—	—
Futures contracts	—	136	3
Change in unrealized appreciation/depreciation of:
Investments	(16,873)	(87,039)	1,177
Futures contracts	—	(7)	33
Translation of assets and liabilities in foreign currencies	8	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	14,379	21,287	8,652

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,711	$24,426	$12,343

See accompanying notes.

68

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	LargeCap Value		MidCap Growth
Amounts in thousands	Account	MidCap Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$5,680	$4,658	$714
Withholding tax on foreign dividends	—	(6)	—
Interest	125	206	9
Securities lending	40	170	65

Total Income	5,845	5,028	788
Expenses:
Management and investment advisory fees	1,631	2,666	712
Custodian fees	3	7	5
Directors’ expenses	4	10	2
Other expenses	1	4	1

Total Expenses	1,639	2,687	720

Net Investment Income (Operating Loss)	4,206	2,341	68

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	7,608	44,762	9,021
Change in unrealized appreciation/depreciation of:
Investments	(20,675)	(4,131)	(1,201)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(13,067)	40,631	7,820

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,861)	$42,972	$7,888

See accompanying notes.

69

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	MidCap Stock	MidCap Value	Money Market
Amounts in thousands	Account	Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$1,559	$2,558	$—
Interest	224	80	12,189
Securities lending	33	107	—

Total Income	1,816	2,745	12,189
Expenses:
Management and investment advisory fees	731	1,608	1,073
Distribution Fees — Class 2	34	N/A	9
Custodian fees	1	10	8
Directors’ expenses	1	3	5
Other expenses	—	1	5

Total Expenses	767	1,622	1,100

Net Investment Income (Operating Loss)	1,049	1,123	11,089

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	15,431	7,051	—
Change in unrealized appreciation/depreciation of:
Investments	(23,154)	(10,489)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(7,723)	(3,438)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,674)	$(2,315)	$11,089

See accompanying notes.

70

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Mortgage	Principal LifeTime	Principal LifeTime
Amounts in thousands	Securities Account	2010 Account	2020 Account
Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$—	$1,909	$7,395
Interest	13,031	—	—
Securities lending	47	—	—

Total Income	13,078	1,909	7,395
Expenses:
Management and investment advisory fees	1,236	45	172
Distribution Fees — Class 2	10	N/A	N/A
Custodian fees	4	—	—
Directors’ expenses	1	1	3
Other expenses	—	—	1

Total Expenses	1,251	46	176

Net Investment Income (Operating Loss)	11,827	1,863	7,219

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	137	—	—
Investment transactions in affiliates	—	1,114	4,922
Other investment companies	—	1,805	8,738
Change in unrealized appreciation/depreciation of:
Investments	3,703	—	—
Investments in affiliates	—	(3,754)	(15,634)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	3,840	(835)	(1,974)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,667	$1,028	$5,245

See accompanying notes.

71

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Account	2040 Account	2050 Account
Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$1,227	$604	$389

Total Income	1,227	604	389
Expenses:
Management and investment advisory fees	29	14	9

Total Expenses	29	14	9

Net Investment Income (Operating Loss)	1,198	590	380

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	877	446	305
Other investment companies	1,610	839	558
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(2,573)	(1,349)	(830)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(86)	(64)	33

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,112	$526	$413

See accompanying notes.

72

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	Principal LifeTime
	Strategic Income	Real Estate	SAM Balanced
Amounts in thousands	Account	Securities Account	Portfolio
Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$860	$—	$25,723
Dividends	—	6,102	—
Interest	—	228	2
Securities lending	—	51	—

Total Income	860	6,381	25,725
Expenses:
Management and investment advisory fees	21	2,306	1,624
Distribution Fees — Class 2	N/A	6	552
Administration fees(a)	—	—	13
Custodian fees	—	4	—
Directors’ expenses	—	5	19
Other expenses	—	5	—

Total Expenses	21	2,326	2,208

Net Investment Income (Operating Loss)	839	4,055	23,517

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	54,892	—
Investment transactions in affiliates	254	—	38,476
Other investment companies	393	—	36,976
Change in unrealized appreciation/depreciation of:
Investments	—	(106,102)	—
Investments in affiliates	(1,245)	—	(40,514)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(598)	(51,210)	34,938

Net Increase (Decrease) in Net Assets Resulting from Operations	$241	$(47,155)	$58,455

(a)	Amounts shown are those of the Acquired Fund. Effective January 8, 2007, these expenses are no longer paid by the Account.
See accompanying notes.

73

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$3,235	$11,787	$8,623
Interest	1	1	1

Total Income	3,236	11,788	8,624
Expenses:
Management and investment advisory fees	172	911	406
Distribution Fees — Class 2	76	322	144
Administration fees(a)	2	10	4
Auditing and legal fees(a)	1	—	—
Directors’ expenses	2	11	5
Shareholder reports(a)	1	—	—

Total Expenses	254	1,254	559

Net Investment Income (Operating Loss)	2,982	10,534	8,065

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliates	2,281	16,686	7,707
Other investment companies	2,650	27,160	3,001
Change in unrealized appreciation/depreciation of:
Investments in affiliates	(2,468)	(19,086)	(8,394)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	2,463	24,760	2,314

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,445	$35,294	$10,379

(a)	Amounts shown are those of the Acquired Fund. Effective January 8, 2007, these expenses are no longer paid by the Account.
See accompanying notes.

74

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

	SAM Strategic	Short-Term Bond	Short-Term
Amounts in thousands	Growth Portfolio	Account	Income Account
Net Investment Income (Operating Loss)
Income:
Dividends from affiliates	$5,802	$—	$—
Interest	1	7,692	2,266
Securities lending	—	115	17

Total Income	5,803	7,807	2,283

Expenses:
Management and investment advisory fees	521	680	222
Distribution Fees — Class 2	192	N/A	7
Administration fees (a)	6	—	—
Custodian fees	—	7	3
Directors’ expenses	6	3	—
Shareholder reports (a)	1	—	—
Other expenses	1	3	—

Total Expenses	727	693	232

Net Investment Income (Operating Loss)	5,076	7,114	2,051

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	—	(193)	(14)
Investment transactions in affiliates	7,998	—	—
Futures contracts	—	214	(134)
Options and swaptions	—	4	—
Other investment companies	16,744	—	—
Swap agreements	—	(489)	—
Change in unrealized appreciation/depreciation of:
Investments	—	(2,536)	276
Investments in affiliates	(9,568)	—	—
Futures contracts	—	(24)	(52)
Swap agreements	—	37	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	15,174	(2,987)	76

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,250	$4,127	$2,127

(a)	Amounts shown are those of the Acquired Fund. Effective January 8, 2007, these expenses are no longer paid by the Account.
See accompanging notes.

75

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

		SmallCap Growth	SmallCap Value
Amounts in thousands	SmallCap Account	Account	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$982	$230	$3,168
Interest	156	90	123
Securities lending	87	187	198

Total Income	1,225	507	3,489

Expenses:
Management and investment advisory fees	865	1,188	2,174
Distribution Fees - Class 2	N/A	12	1
Custodian fees	10	20	24
Directors’ expenses	2	2	4
Other expenses	1	—	7

Total Gross Expenses	878	1,222	2,210

Less: Reimbursement from Manager - Class 1	—	—	161

Total Net Expenses	878	1,222	2,049

Net Investment Income (Operating Loss)	347	(715)	1,440

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	8,627	23,500	14,593
Futures contracts	—	—	(140)
Options and swaptions	—	—	(603)
Change in unrealized appreciation/depreciation of:
Investments	(6,581)	(16,104)	(34,124)
Futures contracts	—	—	59

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	2,046	7,396	(20,215)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,393	$6,681	$(18,775)

See accompanging notes.

76

Statements of Operations
Principal Variable Contracts Fund, Inc.
Year Ended December 31, 2007

West Coast Equity
Amounts in thousands	Account
Net Investment Income (Operating Loss)
Income:
Dividends	$1,885
Interest	128
Securities lending	159

Total Income	2,172

Expenses:
Management and investment advisory fees	940
Distribution Fees - Class 2	42
Custodian fees	8
Directors’ expenses	2

Total Expenses	992

Net Investment Income (Operating Loss)	1,180

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	10,653
Change in unrealized appreciation/depreciation of:
Investments	783

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	11,436

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,616

See accompanging notes.

77

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Asset Allocation Account		Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$2,024	$1,932	$2,872	$2,737
Net realized gain (loss) from investment transactions and foreign currency transactions	7,512	4,071	8,331	7,492
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	1,970	6,043	(5,329)	1,978

Net Increase (Decrease) in Net Assets Resulting from Operations	11,506	12,046	5,874	12,207

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,435)	(771)	(2,869)	(2,783)
From net realized gain on investments and foreign currency transactions:
Class 1	(4,533)	(1,355)	—	—

Total Dividends and Distributions	(5,968)	(2,126)	(2,869)	(2,783)

Capital Share Transactions
Shares sold:
Class 1	9,214	7,194	5,202	4,094
Shares issued in reinvestment of dividends and distributions:
Class 1	5,968	2,126	2,869	2,783
Shares redeemed:
Class 1	(19,820)	(17,496)	(18,001)	(21,020)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,638)	(8,176)	(9,930)	(14,143)

Total Increase (Decrease)	900	1,744	(6,925)	(4,719)

Net Assets
Beginning of period	102,381	100,637	112,208	116,927

End of period (including undistributed net investment income as set forth below) .	$103,281	$102,381	$105,283	$112,208

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,673	$1,397	$2,864	$2,698

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	634	549	313	269
Shares issued in reinvestment of dividends and distributions:
Class 1	421	167	171	187
Shares redeemed:
Class 1	(1,367)	(1,337)	(1,081)	(1,381)

Net Increase (Decrease)	(312)	(621)	(597)	(925)

See accompanging notes.

78

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Bond Account		Capital Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$25,112	$18,446	$4,929	$4,680
Net realized gain (loss) from investment transactions and foreign currency transactions	131	585	28,009	16,925
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(10,328)	(1,461)	(32,560)	27,972

Net Increase (Decrease) in Net Assets Resulting from Operations	14,915	17,570	378	49,577

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(19,521)	(13,845)	(4,680)	(4,194)
From net realized gain on investments and foreign currency transactions:
Class 1	—	—	(16,889)	(22,166)

Total Dividends and Distributions	(19,521)	(13,845)	(21,569)	(26,360)

Capital Share Transactions
Shares sold:
Class 1	99,869	92,543	21,156	23,509
Shares issued in reinvestment of dividends and distributions:
Class 1	19,521	13,845	21,569	26,360
Shares redeemed:
Class 1	(55,821)	(33,323)	(43,686)	(39,073)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	63,569	73,065	(961)	10,796

Total Increase (Decrease)	58,963	76,790	(22,152)	34,013

Net Assets
Beginning of period	414,834	338,044	292,503	258,490

End of period (including undistributed net investment income as set forth below)	$473,797	$414,834	$270,351	$292,503

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$24,908	$18,431	$4,928	$4,680

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	8,329	7,893	573	685
Shares issued in reinvestment of dividends and distributions:
Class 1	1,671	1,198	576	820
Shares redeemed:
Class 1	(4,708)	(2,847)	(1,191)	(1,144)

Net Increase (Decrease)	5,292	6,244	(42)	361

See accompanging notes.

79

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Diversified International Account		Equity Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$8,050	$4,623	$402	$1,571
Net realized gain (loss) from investment transactions and foreign currency transactions	102,815	54,223	26,135	16,320
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(22,719)	25,989	(3,033)	(2,352)

Net Increase (Decrease) in Net Assets Resulting from Operations	88,146	84,835	23,504	15,539

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,481)	(3,988)	(1,572)	(3)
Class 2	(41)	N/A	N/A	N/A
From net realized gain on investments and foreign currency transactions:
Class 1	(53,129)	(9,156)	—	—
Class 2	(554)	N/A	N/A	N/A

Total Dividends and Distributions	(59,205)	(13,144)	(1,572)	(3)
Capital Share Transactions
Shares sold:
Class 1	77,996	63,188	18,012	17,377
Class 2	4,241	N/A	N/A	N/A
Shares issued in acquisition:
Class 1	142,947	N/A	38,615	N/A
Class 2	5,229	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	58,610	13,144	1,572	3
Class 2	595	N/A	N/A	N/A
Shares redeemed:
Class 1	(140,805)	(32,650)	(48,979)	(37,037)
Class 2	(2,357)	N/A	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	146,456	43,682	9,220	(19,657)

Total Increase (Decrease)	175,397	115,373	31,152	(4,121)

Net Assets
Beginning of period	409,020	293,647	270,071	274,192

End of period (including undistributed net investment income as set forth below)	$584,417	$409,020	$301,223	$270,071

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$7,568	$3,703	$401	$1,571

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,647	3,387	925	998
Class 2	199	N/A	N/A	N/A
Shares issued in acquisition:
Class 1	7,056	N/A	2,009	N/A
Class 2	258	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,787	762	79	—
Class 2	28	N/A	N/A	N/A
Shares redeemed:
Class 1	(6,710)	(1,783)	(2,524)	(2,160)
Class 2	(113)	N/A	N/A	N/A

Net Increase (Decrease)	7,152	2,366	489	(1,162)

See accompanying notes.

80

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Equity Income Account I		Equity Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$11,605	$5,567	$107	$78
Net realized gain (loss) from investment transactions and foreign currency transactions	29,526	27,045	652	72
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(11,790)	22,207	(779)	785

Net Increase (Decrease) in Net Assets Resulting from Operations	29,341	54,819	(20)	935

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,037)	(4,715)	(106)	(78)
Class 2	(561)	(838)	N/A	N/A
From net realized gain on investments and foreign currency transactions:
Class 1	(23,426)	(13,881)	(462)	(71)
Class 2	(3,562)	(2,700)	N/A	N/A

Total Dividends and Distributions	(32,586)	(22,134)	(568)	(149)

Capital Share Transactions
Shares sold:
Class 1	108,652	42,142	2,068	2,035
Class 2	12,926	23,272	N/A	N/A
Shares issued in acquisition:
Class 1	163,558	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	28,463	18,596	563	86
Class 2	4,123	3,538	N/A	N/A
Shares redeemed:
Class 1	(80,222)	(29,038)	(3,024)	(123)
Class 2	(9,951)	(4,377)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	227,549	54,133	(393)	1,998

Total Increase (Decrease)	224,304	86,818	(981)	2,784

Net Assets
Beginning of period	366,276	279,458	6,506	3,722

End of period (including undistributed net investment income as set forth below)	$590,580	$366,276	$5,525	$6,506

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$11,631	$5,638	$1	$1

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	5,504	2,299	161	171
Class 2	655	1,283	N/A	N/A
Shares issued in acquisition:
Class 1	8,474	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,417	1,091	50	7
Class 2	207	209	N/A	N/A
Shares redeemed:
Class 1	(4,070)	(1,582)	(228)	(10)
Class 2	(509)	(241)	N/A	N/A

Net Increase (Decrease)	11,678	3,059	(17)	168

See accompanying notes.

81

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

	Government & High Quality Bond
Amounts in thousands	Account		Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$14,971	$13,931	$1,507	$773
Net realized gain (loss) from investment transactions and foreign currency transactions	(642)	(923)	57,766	9,337
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	457	(334)	36,283	1,391

Net Increase (Decrease) in Net Assets Resulting from Operations	14,786	12,674	95,556	11,501

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,132)	(12,738)	(773)	(328)

Total Dividends and Distributions	(14,132)	(12,738)	(773)	(328)

Capital Share Transactions
Shares sold:
Class 1	38,603	26,754	37,393	14,157
Class 2	N/A	N/A	438	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	302,213	N/A
Class 2	N/A	N/A	1,176	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	14,132	12,738	773	328
Shares redeemed:
Class 1	(44,077)	(50,272)	(168,034)	(21,045)
Class 2	N/A	N/A	(511)	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,658	(10,780)	173,448	(6,560)

Total Increase (Decrease)	9,312	(10,844)	268,231	4,613

Net Assets
Beginning of period	305,203	316,047	128,867	124,254

End of period (including undistributed net investment income as set forth below) .	$314,515	$305,203	$397,098	$128,867

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$14,998	$14,131	$1,457	$773

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,451	2,411	2,409	1,016
Class 2	N/A	N/A	28	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	20,724	N/A
Class 2	N/A	N/A	81	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,295	1,169	49	24
Shares redeemed:
Class 1	(3,914)	(4,548)	(9,939)	(1,541)
Class 2	N/A	N/A	(32)	N/A

Net Increase (Decrease)	832	(968)	13,320	(501)

See accompanying notes.

82

Statements of Changes in net assets
Principal Variable Contracts Fund, Inc.

			International Emerging Markets
Amounts in thousands	Income Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$11,078	$11,755	$1,869	$1,010
Net realized gain (loss) from investment transactions and foreign currency transactions	544	722	56,270	14,781
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(442)	(2,885)	6,062	14,839

Net Increase (Decrease) in Net Assets Resulting from Operations	11,180	9,592	64,201	30,630

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(11,182)	(10,799)	(1,739)	—
Class 2	(924)	(957)	N/A	N/A
From net realized gain on investments and foreign currency transactions:
Class 1	(261)	(105)	(14,901)	(2,794)
Class 2	(23)	(10)	N/A	N/A

Total Dividends and Distributions	(12,390)	(11,871)	(16,640)	(2,794)

Capital Share Transactions
Shares sold:
Class 1	15,103	15,658	69,184	30,708
Class 2	1,067	2,953	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	11,443	10,904	16,640	2,794
Class 2	947	967	N/A	N/A
Shares redeemed:
Class 1	(37,728)	(26,882)	(28,032)	(11,766)
Class 2	(4,956)	(7,633)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,124)	(4,033)	57,792	21,736

Total Increase (Decrease)	(15,334)	(6,312)	105,353	49,572

Net Assets
Beginning of period	199,202	205,514	121,211	71,639

End of period (including undistributed net investment income as set forth below) .	$183,868	$199,202	$226,564	$121,211

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$9,993	$12,105	$1,648	$892

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,447	1,481	2,987	1,692
Class 2	102	286	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,143	1,087	733	163
Class 2	95	97	N/A	N/A
Shares redeemed:
Class 1	(3,614)	(2,576)	(1,171)	(670)
Class 2	(480)	(731)	N/A	N/A

Net Increase (Decrease)	(1,307)	(356)	2,549	1,185

See accompanying notes.

83

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	International SmallCap Account		LargeCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$2,332	$1,171	$3,139	$1,804
Net realized gain (loss) from investment transactions and foreign currency transactions	31,244	34,301	108,333	9,018
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(16,865)	7,759	(87,046)	14,486

Net Increase (Decrease) in Net Assets Resulting from Operations	16,711	43,231	24,426	25,308

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,000)	(862)	(1,788)	(1,038)
Class 2	N/A	N/A	(16)	N/A
From net realized gain on investments and foreign currency transactions:
Class 1	(33,929)	(23,617)	(8,971)	(4,255)
Class 2	N/A	N/A	(128)	N/A

Total Dividends and Distributions	(36,929)	(24,479)	(10,903)	(5,293)

Capital Share Transactions
Shares sold:
Class 1	30,301	24,846	45,399	48,979
Class 2	N/A	N/A	370	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	249,645	N/A
Class 2	N/A	N/A	3,748	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	36,929	24,479	10,759	5,293
Class 2	N/A	N/A	144	N/A
Shares redeemed:
Class 1	(31,248)	(28,408)	(250,201)	(6,991)
Class 2	N/A	N/A	(1,603)	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	35,982	20,917	58,261	47,281

Total Increase (Decrease)	15,764	39,669	71,784	67,296

Net Assets
Beginning of period	183,123	143,454	202,369	135,073

End of period (including undistributed net investment income as set forth below)	$198,887	$183,123	$274,153	$202,369 .

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,474	$1,376	$3,139	$1,804

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,224	1,114	3,562	4,284
Class 2	N/A	N/A	30	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	20,130	N/A
Class 2	N/A	N/A	302	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,536	1,194	828	486
Class 2	N/A	N/A	11	N/A
Shares redeemed:
Class 1	(1,287)	(1,287)	(19,198)	(611)
Class 2	N/A	N/A	(126)	N/A

Net Increase (Decrease)	1,473	1,021	5,539	4,159

See accompanying notes.

84

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	LargeCap Stock Index Account		LargeCap Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$3,691	$3,266	$4,206	$2,793
Net realized gain (loss) from investment transactions and foreign currency transactions	7,442	534	7,608	7,659
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	1,210	24,810	(20,675)	21,265

Net Increase (Decrease) in Net Assets Resulting from Operations	12,343	28,610	(8,861)	31,717

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,267)	(2,507)	(2,794)	(1,487)
From net realized gain on investments and foreign currency transactions:
Class 1	—	—	(7,659)	(2,634)

Total Dividends and Distributions	(3,267)	(2,507)	(10,453)	(4,121)

Capital Share Transactions
Shares sold:
Class 1	29,834	43,198	52,793	54,838
Shares issued in reinvestment of dividends and distributions:
Class 1	3,267	2,507	10,453	4,121
Shares redeemed:
Class 1	(68,015)	(29,624)	(22,993)	(8,031)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,914)	16,081	40,253	50,928

Total Increase (Decrease)	(25,838)	42,184	20,939	78,524

Net Assets
Beginning of period	221,327	179,143	200,745	122,221

End of period (including undistributed net investment income as set forth below).	$195,489	$221,327	$221,684	$200,745

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$3,689	$3,265	$4,162	$2,793

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,756	4,502	3,642	4,164
Shares issued in reinvestment of dividends and distributions:
Class 1	292	274	691	334
Shares redeemed:
Class 1	(6,210)	(3,122)	(1,577)	(611)

Net Increase (Decrease)	(3,162)	1,654	2,756	3,887

See accompanying notes.

85

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	MidCap Account		MidCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$2,341	$2,940	$68	$89
Net realized gain (loss) from investment transactions and foreign currency transactions	44,762	43,327	9,021	10,101
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(4,131)	11,570	(1,201)	(3,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,972	57,837	7,888	6,556

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,940)	(4,496)	(89)	—
From net realized gain on investments and foreign currency transactions:
Class 1	(43,354)	(51,130)	(10,107)	(1,913)

Total Dividends and Distributions	(46,294)	(55,626)	(10,196)	(1,913)

Capital Share Transactions
Shares sold:
Class 1	34,586	36,272	9,289	10,316
Shares issued in reinvestment of dividends and distributions:
Class 1	46,294	55,626	10,196	1,913
Shares redeemed:
Class 1	(62,620)	(57,272)	(12,141)	(10,497)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,260	34,626	7,344	1,732

Total Increase (Decrease)	14,938	36,837	5,036	6,375

Net Assets
Beginning of period	457,649	420,812	74,846	68,471

End of period (including undistributed net investment income as set forth below).	$472,587	$457,649	$79,882	$74,846

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,341	$2,940	$68	$89

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	801	916	767	904
Shares issued in reinvestment of dividends and distributions:
Class 1	1,056	1,473	851	166
Shares redeemed:
Class 1	(1,449)	(1,451)	(1,004)	(927)

Net Increase (Decrease)	408	938	614	143

See accompanying notes.

86

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	MidCap Stock Account		MidCap Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$1,049	$860	$1,123	$980
Net realized gain (loss) from investment transactions and foreign currency transactions	15,431	6,509	7,051	12,665
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(23,154)	10,059	(10,489)	2,306

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,674)	17,428	(2,315)	15,951

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(766)	(1,711)	(981)	(302)
Class 2	(88)	(142)	N/A	N/A
From net realized gain on investments and foreign currency transactions:
Class 1	(5,437)	(10,408)	(12,660)	(12,315)
Class 2	(883)	(966)	N/A	N/A

Total Dividends and Distributions	(7,174)	(13,227)	(13,641)	(12,617)

Capital Share Transactions
Shares sold:
Class 1	6,629	4,124	30,324	30,735
Class 2	5,401	3,976	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	6,203	12,119	13,641	12,617
Class 2	971	1,108	N/A	N/A
Shares redeemed:
Class 1	(37,840)	(19,796)	(19,207)	(17,007)
Class 2	(3,534)	(1,355)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,170)	176	24,758	26,345

Total Increase (Decrease)	(36,018)	4,377	8,802	29,679

Net Assets
Beginning of period	115,612	111,235	142,116	112,437

End of period (including undistributed net investment income as set forth below).	$79,594	$115,612	$150,918	$142,116

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,073	$878	$1,122	$980

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	386	231	1,822	1,956
Class 2	313	232	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	334	775	785	819
Class 2	53	72	N/A	N/A
Shares redeemed:
Class 1	(2,160)	(1,123)	(1,172)	(1,084)
Class 2	(213)	(80)	N/A	N/A

Net Increase (Decrease)	(1,287)	107	1,435	1,691

See accompanying notes.

87

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Money Market Account		Mortgage Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$11,089	$7,399	$11,827	$12,442
Net realized gain (loss) from investment transactions and foreign currency transactions	—	—	137	(32)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	—	—	3,703	(449)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,089	7,399	15,667	11,961

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(10,916)	(7,399)	(13,352)	(13,081)
Class 2	(173)	N/A	(232)	(294)

Total Dividends and Distributions	(11,089)	(7,399)	(13,584)	(13,375)

Capital Share Transactions
Shares sold:
Class 1	269,747	157,698	11,170	18,790
Class 2	9,653	N/A	127	492
Shares issued in acquisition:
Class 1	12,209	N/A	N/A	N/A
Class 2	2,869	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,901	7,399	13,352	13,081
Class 2	173	N/A	232	294
Shares redeemed:
Class 1	(200,720)	(135,540)	(59,043)	(38,375)
Class 2	(8,049)	N/A	(2,079)	(4,417)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,783	29,557	(36,241)	(10,135)

Total Increase (Decrease)	96,783	29,557	(34,158)	(11,549)

Net Assets
Beginning of period	180,210	150,653	264,095	275,644

End of period (including undistributed net investment income as set forth below).	$276,993	$180,210	$229,937	$264,095

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$—	$—	$11,714	$13,582

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	269,747	157,698	1,080	1,800
Class 2	9,653	N/A	12	48
Shares issued in acquisition:
Class 1	12,209	N/A	N/A	N/A
Class 2	2,869	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	10,901	7,399	1,343	1,315
Class 2	173	N/A	23	30
Shares redeemed:
Class 1	(200,720)	(135,540)	(5,701)	(3,730)
Class 2	(8,049)	N/A	(203)	(431)

Net Increase (Decrease)	96,783	29,557	(3,446)	(968)

See accompanying notes.

88

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Principal LifeTime 2010 Account		Principal LifeTime 2020 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$1,863	$419	$7,219	$711
Net realized gain (loss) from investment transactions and foreign currency transactions	2,919	380	13,660	895
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(3,754)	1,662	(15,634)	7,324

Net Increase (Decrease) in Net Assets Resulting from Operations	1,028	2,461	5,245	8,930

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(419)	(10)	(711)	—
From net realized gain on investments and foreign currency transactions:
Class 1	(380)	—	(896)	—

Total Dividends and Distributions	(799)	(10)	(1,607)	—

Capital Share Transactions
Shares sold:
Class 1	21,877	14,223	79,782	63,745
Shares issued in reinvestment of dividends and distributions:
Class 1	799	9	1,607	—
Shares redeemed:
Class 1	(4,950)	(2,677)	(4,382)	(829)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,726	11,555	77,007	62,916

Total Increase (Decrease)	17,955	14,006	80,645	71,846

Net Assets
Beginning of period	26,936	12,930	98,599	26,753

End of period (including undistributed net investment income as set forth below).	$44,891	$26,936	$179,244	$98,599

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,863	$419	$7,219	$711

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,679	1,195	5,758	5,138
Shares issued in reinvestment of dividends and distributions:
Class 1	61	1	114	—
Shares redeemed:
Class 1	(382)	(222)	(316)	(66)

Net Increase (Decrease)	1,358	974	5,556	5,072

See accompanying notes.

89

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Principal LifeTime 2030 Account		Principal LifeTime 2040 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$1,198	$85	$590	$34
Net realized gain (loss) from investment transactions and foreign currency transactions	2,487	161	1,285	52
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,573)	1,193	(1,349)	551

Net Increase (Decrease) in Net Assets Resulting from Operations	1,112	1,439	526	637

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(85)	(1)	(34)	(1)
From net realized gain on investments and foreign currency transactions:
Class 1	(161)	—	(52)	—

Total Dividends and Distributions	(246)	(1)	(86)	(1)

Capital Share Transactions
Shares sold:
Class 1	17,089	11,334	9,824	5,458
Shares issued in reinvestment of dividends and distributions:
Class 1	246	1	86	1
Shares redeemed:
Class 1	(2,121)	(1,467)	(1,362)	(732)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,214	9,868	8,548	4,727

Total Increase (Decrease)	16,080	11,306	8,988	5,363

Net Assets
Beginning of period	15,224	3,918	7,256	1,893

End of period (including undistributed net investment income as set forth below).	$31,304	$15,224	$16,244	$7,256

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,198	$85	$590	$34

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,232	919	687	431
Shares issued in reinvestment of dividends and distributions:
Class 1	18	—	6	—
Shares redeemed:
Class 1	(152)	(116)	(96)	(58)

Net Increase (Decrease)	1,098	803	597	373

See accompanying notes.

90

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Principal LifeTime 2050 Account		Principal LifeTime Strategic Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$380	$16	$839	$220
Net realized gain (loss) from investment transactions and foreign currency transactions	863	38	647	143
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(830)	367	(1,245)	589

Net Increase (Decrease) in Net Assets Resulting from Operations	413	421	241	952

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(16)	—	(219)	(13)
From net realized gain on investments and foreign currency transactions:
Class 1	(38)	—	(144)	(3)

Total Dividends and Distributions	(54)	—	(363)	(16)

Capital Share Transactions
Shares sold:
Class 1	6,002	4,080	10,109	7,136
Shares issued in reinvestment of dividends and distributions:
Class 1	54	—	363	16
Shares redeemed:
Class 1	(2,125)	(451)	(1,795)	(896)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,931	3,629	8,677	6,256

Total Increase (Decrease)	4,290	4,050	8,555	7,192

Net Assets
Beginning of period	5,210	1,160	12,655	5,463

End of period (including undistributed net investment income as set forth below)	$9,500	$5,210	$21,210	$12,655

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$380	$16	$839	$219

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	419	319	826	624
Shares issued in reinvestment of dividends and distributions:
Class 1	4	—	30	2
Shares redeemed:
Class 1	(148)	(36)	(147)	(79)

Net Increase (Decrease)	275	283	709	547

See accompanying notes.

91

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$4,055	$2,193	$23,517	$16,470
Net realized gain (loss) from investment transactions and foreign currency transactions	54,892	30,353	75,452	11,999
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(106,102)	34,364	(40,514)	42,134

Net Increase (Decrease) in Net Assets Resulting from Operations	(47,155)	66,910	58,455	70,603

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,181)	(3,401)	(12,377)	(10,811)
Class 2	(12)	N/A	(5,094)	(4,176)
From net realized gain on investments and foreign currency transactions:
Class 1	(30,109)	(9,643)	—	—
Class 2	(245)	N/A	—	—

Total Dividends and Distributions	(32,547)	(13,044)	(17,471)	(14,987)

Capital Share Transactions
Shares sold:
Class 1	34,837	40,633	52,307	78,952
Class 2	412	N/A	15,718	31,517
Shares issued in acquisition:
Class 1	53,604	N/A	N/A	N/A
Class 2	2,668	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	32,290	13,044	12,377	10,811
Class 2	257	N/A	5,094	4,176
Shares redeemed:
Class 1	(92,836)	(30,510)	(118,910)	(83,602)
Class 2	(1,292)	N/A	(45,256)	(26,792)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,940	23,167	(78,670)	15,062

Total Increase (Decrease)	(49,762)	77,033	(37,686)	70,678

Net Assets
Beginning of period	255,955	178,922	731,396	660,718

End of period (including undistributed net investment income as set forth below) .	$206,193	$255,955	$693,710	$731,396

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$4,055	$2,193	$23,516	$17,470

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,493	1,793	2,756	4,580
Class 2	17	N/A	841	1,858
Shares issued in acquisition:
Class 1	2,089	N/A	N/A	N/A
Class 2	104	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,399	646	657	660
Class 2	11	N/A	272	256
Shares redeemed:
Class 1	(4,048)	(1,350)	(6,347)	(4,861)
Class 2	(56)	N/A	(2,432)	(1,570)

Net Increase (Decrease)	1,009	1,089	(4,253)	923

See accompanying notes.

92

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

	SAM Conservative Balanced		SAM Conservative Growth
Amounts in thousands	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$2,982	$2,344	$10,534	$5,662
Net realized gain (loss) from investment transactions and foreign currency transactions	4,931	858	43,846	11,202
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,468)	3,013	(19,086)	28,620

Net Increase (Decrease) in Net Assets Resulting from Operations	5,445	6,215	35,294	45,484

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,450)	(1,175)	(4,568)	(4,557)
Class 2	(968)	(815)	(1,867)	(1,537)
From net realized gain on investments and foreign currency transactions:
Class 1	(541)	(117)	—	—
Class 2	(390)	(88)	—	—

Total Dividends and Distributions	(3,349)	(2,195)	(6,435)	(6,094)

Capital Share Transactions
Shares sold:
Class 1	14,557	6,380	21,881	17,041
Class 2	3,501	7,523	14,160	29,855
Shares issued in reinvestment of dividends and distributions:
Class 1	1,991	1,292	4,568	4,557
Class 2	1,358	903	1,867	1,537
Shares redeemed:
Class 1	(10,546)	(10,566)	(78,558)	(59,006)
Class 2	(9,197)	(7,389)	(20,387)	(12,776)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,664	(1,857)	(56,469)	(18,792)

Total Increase (Decrease)	3,760	2,163	(27,610)	20,598

Net Assets
Beginning of period	75,965	73,802	408,638	388,040

End of period (including undistributed net investment income as set forth below) .	$79,725	$75,965	$381,028	$408,638

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$2,979	$2,415	$10,526	$6,427

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,128	521	1,046	923
Class 2	273	618	687	1,634
Shares issued in reinvestment of dividends and distributions:
Class 1	156	110	218	260
Class 2	107	77	89	88
Shares redeemed:
Class 1	(815)	(866)	(3,804)	(3,201)
Class 2	(717)	(609)	(994)	(693)

Net Increase (Decrease)	132	(149)	(2,758)	(989)

See accompanying notes.

93

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$8,065	$8,018	$5,076	$2,070
Net realized gain (loss) from investment transactions and foreign currency transactions	10,708	2,521	24,742	5,639
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(8,394)	2,559	(9,568)	17,187

Net Increase (Decrease) in Net Assets Resulting from Operations	10,379	13,098	20,250	24,896

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,584)	(5,441)	(1,778)	(1,524)
Class 2	(2,575)	(2,747)	(714)	(523)
From net realized gain on investments and foreign currency transactions:
Class 1	(1,785)	(76)	—	—
Class 2	(869)	(41)	—	—

Total Dividends and Distributions	(10,813)	(8,305)	(2,492)	(2,047)

Capital Share Transactions
Shares sold:
Class 1	9,327	8,512	25,085	19,197
Class 2	4,322	3,941	12,299	20,332
Shares issued in reinvestment of dividends and distributions:
Class 1	7,369	5,517	1,778	1,524
Class 2	3,444	2,788	714	523
Shares redeemed:
Class 1	(28,895)	(34,153)	(34,488)	(26,902)
Class 2	(17,691)	(24,699)	(8,210)	(6,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,124)	(38,094)	(2,822)	8,526

Total Increase (Decrease)	(22,558)	(33,301)	14,936	31,375

Net Assets
Beginning of period	189,553	222,854	216,754	185,379

End of period (including undistributed net investment income as set forth below).	$166,995	$189,553	$231,690	$216,754

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$8,063	$8,157	$5,076	$2,492

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	651	604	1,068	936
Class 2	304	281	531	997
Shares issued in reinvestment of dividends and distributions:
Class 1	527	409	75	78
Class 2	248	208	30	26
Shares redeemed:
Class 1	(2,013)	(2,428)	(1,478)	(1,302)
Class 2	(1,239)	(1,768)	(353)	(300)

Net Increase (Decrease)	(1,522)	(2,694)	(127)	435

See accompanying notes.

94

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	Short-Term Bond Account		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$7,114	$4,546	$2,051	$2,126
Net realized gain (loss) from investment transactions and foreign currency transactions	(464)	(236)	(148)	(41)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(2,523)	230	224	31

Net Increase (Decrease) in Net Assets Resulting from Operations	4,127	4,540	2,127	2,116

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,679)	(2,292)	(1,994)	(2,030)
Class 2	N/A	N/A	(138)	(181)

Total Dividends and Distributions	(4,679)	(2,292)	(2,132)	(2,211)

Capital Share Transactions
Shares sold:
Class 1	43,719	46,561	40,578	2,013
Class 2	N/A	N/A	433	609
Shares issued in reinvestment of dividends and distributions:
Class 1	4,679	2,291	1,994	2,030
Class 2	N/A	N/A	138	181
Shares redeemed:
Class 1	(11,380)	(14,558)	(8,881)	(8,720)
Class 2	N/A	N/A	(1,393)	(2,708)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,018	34,294	32,869	(6,595)

Total Increase (Decrease)	36,466	36,542	32,864	(6,690)

Net Assets
Beginning of period	120,364	83,822	45,687	52,377

End of period (including undistributed net investment income as set forth below) .	$156,830	$120,364	$78,551	$45,687

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$7,051	$4,679	$2,052	$2,131

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	4,262	4,638	16,272	793
Class 2	N/A	N/A	173	243
Shares issued in reinvestment of dividends and distributions:
Class 1	464	233	821	832
Class 2	N/A	N/A	57	74
Shares redeemed:
Class 1	(1,109)	(1,452)	(3,542)	(3,486)
Class 2	N/A	N/A	(558)	(1,088)

Net Increase (Decrease)	3,617	3,419	13,223	(2,632)

See accompanying notes.

95

Statements of Changes in Net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	SmallCap Account		SmallCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$347	$322	$(715)	$(444)
Net realized gain (loss) from investment transactions and foreign currency transactions	8,627	11,209	23,500	7,494
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(6,581)	181	(16,104)	(1,130)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,393	11,712	6,681	5,920

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(322)	(154)	—	—
From net realized gain on investments and foreign currency transactions:
Class 1	(11,214)	(6,244)	—	—

Total Dividends and Distributions	(11,536)	(6,398)	—	—

Capital Share Transactions
Shares sold:
Class 1	7,304	9,581	13,816	11,368
Class 2	N/A	N/A	5,184	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	43,676	N/A
Class 2	N/A	N/A	3,960	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	11,536	6,398	—	—
Shares redeemed:
Class 1	(20,372)	(12,638)	(33,780)	(10,617)
Class 2	N/A	N/A	(5,270)	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,532)	3,341	27,586	751

Total Increase (Decrease)	(10,675)	8,655	34,267	6,671

Net Assets
Beginning of period	103,131	94,476	73,327	66,656

End of period (including undistributed net investment income as set forth below) .	$92,456	$103,131	$107,594	$73,327

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$347	$321	$—	$—

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	678	934	1,199	1,073
Class 2	N/A	N/A	443	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	4,083	N/A
Class 2	N/A	N/A	370	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1
	1,077	631	—	—
Shares redeemed:
Class 1	(1,912)	(1,244)	(2,937)	(1,008)
Class 2	N/A	N/A	(463)	N/A

Net Increase (Decrease)	(157)	321	2,695	65

See accompanying notes.

96

Statements of Changes In net Assets
Principal Variable Contracts Fund, Inc.

Amounts in thousands	SmallCap Value Account		West Coast Equity Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operations
Net investment income (operating loss)	$1,440	$747	$1,180	$1,009
Net realized gain (loss) from investment transactions and foreign currency transactions	13,850	14,805	10,653	5,000
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currencies	(34,065)	10,003	783	11,800

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,775)	25,555	12,616	17,809

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(731)	(448)	(960)	(725)
Class 2	(1)	N/A	(81)	(42)
From net realized gain on investments and foreign currency transactions:
Class 1	(14,836)	(14,632)	(4,445)	(2,854)
Class 2	(19)	N/A	(585)	(254)

Total Dividends and Distributions	(15,587)	(15,080)	(6,071)	(3,875)

Capital Share Transactions
Shares sold:
Class 1	36,783	36,051	9,198	17,748
Class 2	80	N/A	2,189	6,682
Shares issued in acquisition:
Class 1	35,648	N/A	N/A	N/A
Class 2	255	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	15,567	15,080	5,405	3,579
Class 2	20	N/A	666	296
Shares redeemed:
Class 1	(46,953)	(21,668)	(44,547)	(11,436)
Class 2	(76)	N/A	(4,854)	(2,151)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	41,324	29,463	(31,943)	14,718

Total Increase (Decrease)	6,962	39,938	(25,398)	28,652

Net Assets
Beginning of period	171,973	132,035	169,546	140,894

End of period (including undistributed net investment income as set forth below)	$178,935	$171,973	$144,148	$169,546

Undistributed (Overdistributed) Net Investment Income (Operating Loss)	$1,453	$747	$1,172	$1,033

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,079	2,059	371	773
Class 2	4	N/A	89	296
Shares issued in acquisition:
Class 1	1,940	N/A	N/A	N/A
Class 2	14	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	838	895	217	164
Class 2	1	N/A	27	14
Shares redeemed:
Class 1	(2,683)	(1,235)	(1,817)	(497)
Class 2	(4)	N/A	(198)	(95)

Net Increase (Decrease)	2,189	1,719	(1,311)	655

See accompanging notes.

97

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
1. Organization
Principal Variable Contracts Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2007, the Fund consists of 40 accounts (Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Diversified International Account, Equity Growth Account, Equity Income Account I, Equity Value Account, Government & High Quality Bond Account, Growth Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account, LargeCap Stock Index Account, LargeCap Value Account, MidCap Account, MidCap Growth Account, MidCap Stock Account, MidCap Value Account, Money Market Account, Mortgage Securities Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Fixed Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Account, Short-Term Income Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account, and West Coast Equity Account), known as the “Accounts”.
On October 2, 2006, the Articles of Incorporation of the Fund were amended to rename the existing share class of each series of the Fund as Class 1 shares.
On December 31, 2006, Principal Financial Services, Inc. and its subsidiary, Principal Management Corporation acquired all of the outstanding stock of WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. (the “Transaction”). Immediately following the Transaction, WM Advisors, Inc., WM Shareholder Services, Inc., and WM Funds Distributor, Inc. were renamed, Edge Asset Management, Inc., Principal Shareholder Services, Inc., and Principal Funds Distributor, Inc., respectively.
Effective January 3, 2007, the initial purchases of $10,000 of Class 2 shares of Diversified International Account, Growth Account, LargeCap Blend Account, Money Market Account, Real Estate Securities Account, SmallCap Growth Account, and SmallCap Value Account (the “Principal Accounts”) were made by Principal Life Insurance Company.
Effective January 5, 2007, Diversified International Account, Growth Account, Income Account, LargeCap Blend Account, MidCap Stock Account, Money Market Account, Mortgage Securities Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account, SmallCap Value Account, and West Coast Equity Account (the “Acquiring Accounts”) acquired all the assets and assumed all the liabilities in a tax-free reorganization of a corresponding series of WM Variable Trust (VT) (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. Approximate conversion ratios, net assets of the Acquired Funds immediately prior to the acquisition (including accumulated net investment income/loss, accumulated realized gains/losses, and unrealized appreciation/depreciation) and net assets of the Acquiring Accounts immediately prior to and immediately following the acquisition were as follows:

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets	Net Assets	Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class		(Loss)	(Losses)	(Depreciation)	Fund	Account	acquisition
Fund	Account	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
VT International Growth Fund	Diversified International Account	0.71	0.70	$(662)	$(75)	$19,931	$148,176	$400,852	$549,028

VT Growth Fund	Growth Account	1.00	0.99	—	(66,194)	22,140	303,389	128,889	432,277

VT Income Fund*	Income Account	1.00	1.00	12,320	(890)	3,272	199,897	—	199,897

VT Growth & Income Fund	LargeCap Blend Account	1.62	1.62	—	(12,284)	—	253,393	200,760	454,152

VT Mid Cap Stock Fund*	MidCap Stock Account	1.00	1.00	854	5,995	40,007	116,083	—	116,083

VT Money Market Fund	Money Market Account	1.00	1.00	—	—	—	15,078	180,072	195,150

VT U.S. Government Securities Fund*	Mortgage Securities Account	1.00	1.00	13,824	(5,367)	(3,349)	265,187	—	265,187
VT REIT Fund	Real Estate Securities Account	0.54	0.53		—	13,205	56,272	252,106	308,378

98

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
1. Organization (Continued)

									Net Assets
				Accumulated					of
				Net	Accumulated		Net Assets	Net Assets	Acquiring
				Investment	Realized	Unrealized	of	of	Account
		Conversion Ratio		Income/	Gains/	Appreciation	Acquired	Acquiring	following
Acquired	Acquiring	Class		(Loss)	(Losses)	(Depreciation)	Fund	Account	acquisition
Fund	Account	1	2	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)
VT Balanced Portfolio*	SAM Balanced Portfolio	1.00	1.00	$21,385	$2,061	$129,187	$728,483	$—	$728,483

VT Conservative Balanced Portfolio*	SAM Conservative Balanced Portfolio	1.00	1.00	2,687	1,118	8,725	75,783	—	75,783

VT Conservative Growth Portfolio*	SAM Conservative Growth Portfolio	1.00	1.00	9,253	(14,550)	76,615	405,481	—	405,481

VT Flexible Income Portfolio*	SAM Flexible Income Portfolio	1.00	1.00	8,467	2,247	20,785	189,450	—	189,450

VT Strategic Growth Portfolio*	SAM Strategic Growth Portfolio	1.00	1.00	4,104	(2,145)	37,949	215,718	—	215,718

VT Short Term Income Fund*	Short-Term Income Account	1.00	1.00	2,170	(499)	(388)	45,761	—	45,761

VT Small Cap Growth Fund	SmallCap Growth Account	0.96	0.94	—	(21,731)	8,140	47,636	72,563	120,199

VT Small Cap Value Fund	SmallCap Value Account	0.56	0.56	—	558	2,092	35,903	168,894	204,797

VT West Coast Equity Fund*	West Coast Equity Account	1.00	1.00	1,031	4,658	47,879	168,993	—	168,993

*	Designates the survivor for accounting and performance reporting purposes (the “Reorganized Accounts”).
Effective January 5, 2007, Equity Income Account I acquired all the assets and assumed all the liabilities of VT Equity Income Fund and Equity Income Account (the “Acquired Funds”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Acquired Funds on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from the Acquired Funds for shares of Equity Income Account I at an approximate exchange rate of 1.00 for VT Equity Income Fund Class 1 and Class 2 shares, and .53 for Equity Income Account Class 1 shares. The aggregate net assets of VT Equity Income Fund, Equity Income Account, and Equity Income Account I immediately prior to the acquisition were approximately $364,608,000 (including approximately $5,616,000 of accumulated net investment income, $26,854,000 of accumulated realized gains, and $70,612,000 of unrealized appreciation), $163,558,000 (including approximately $1,583,000 of unrealized appreciation), and $0, respectively. The aggregate net assets of Equity Income Account I immediately following the acquisition were $528,166,000. VT Equity Income Fund is the survivor for accounting and performance reporting purposes (a “Reorganized Account”).
Effective April 30, 2007, Equity Growth Account acquired all the assets and assumed all the liabilities of LargeCap Growth Equity Account pursuant to an Agreement and Plan of Reorganization approved by the shareholders of LargeCap Growth Equity Account on December 15, 2006. The acquisition was accomplished by a tax-free exchange of shares from LargeCap Growth Equity Account for shares of Equity Growth Account at an approximate exchange rate of .27. The aggregate net assets of LargeCap Growth Equity Account and Equity Growth Account immediately prior to the acquisition were approximately $38,615,000 (including approximately $0 of accumulated net investment operating loss, $(1,354,000) of accumulated realized losses, and $3,385,000 of unrealized appreciation) and $270,169,000, respectively. The aggregate net assets of Equity Growth Account immediately following the acquisition were $308,783,000.
All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

99

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Fund, Inc. and Principal Investors Fund, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.
The Accounts (with the exception of Money Market Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.
To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Accounts do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

100

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
2. Significant Accounting Policies (Continued)
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.
Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by Principal Management Corporation.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.
Expenses included in the statements of operations of the Principal LifeTime Accounts and SAM Portfolios reflect the expenses of each Principal LifeTime Account and SAM Portfolio and do not include any expenses associated with the Underlying Funds.
Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.
Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the accounts’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 became effective for the Accounts on January 1, 2007. Management has evaluated the implications of FIN 48 and has determined there is no material impact on the accounts’ financial statements.
Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.
Gains realized upon disposition of certain foreign securities held by the Accounts are subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2007, Diversified International Account had a foreign tax refund receivable of $15,000, a deferred tax liability of $18,000, and no capital loss carryforward, and International Emerging Markets Account had a foreign tax refund receivable of $49,000, a deferred tax liability of $302,000, and no capital loss carryforward, relating to Indian securities.

101

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
3. Operating Policies
Futures Contracts. The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.
Line of Credit. Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At December 31, 2007, the Accounts had no outstanding borrowings under the line of credit.

102

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
3. Operating Policies (Continued)
Options Contracts. Certain of the Accounts may write call and put options on futures, swaps, securities or currencies it owns for both hedging and non-hedging purposes. Writing put options tends to increase an Account’s exposure to the underlying instrument. Writing call options tends to decrease an Accounts exposure to the underlying instrument. When an Account writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. An Account as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk an Account may not be able to enter into a closing transaction because of an illiquid market. An Account may also purchase put and call options. Purchasing call options tends to increase an Accounts exposure to the underlying instrument. Purchasing put options tends to decrease an Account’s exposure to the underlying instrument. An Account pays a premium which is included on the Account’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Accounts’ schedules of investments. Transactions in options written during the year ended December 31, 2007, were as follows:

Bond Account	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	296	$22,000,000	$64
Options expired	(222)	—	(14)
Options closed	(74)	(22,000,000)	(50)
Options exercised	—	—	—
Balance at end of period	—	—	—

Government & High Quality Bond Account	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	389	—	$29
Options written	540	$45,500,000	119
Options expired	—	—	—
Options closed	(929)	(45,500,000)	(148)
Options exercised	—	—	—
Balance at end of period	—	—	—

Short-Term Bond Account	Number of Contracts	Notional Amount	Premium (thousands)
Beginning of period	—	—	—
Options written	—	$20,000,000	$38
Options expired	—	—	—
Options closed	—	(20,000,000)	(38)
Options exercised	—	—	—
Balance at end of period	—	—	—

103

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
3. Operating Policies (Continued)
Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.
Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.
Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. Although risk is mitigated by the collateral, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2007, the Accounts had securities on loan as follows (in thousands):

	Market	Collateral
	Value	Value
Balanced Account	$13,553	$14,083
Bond Account	71,956	79,432
Capital Value Account	10,117	10,395
Diversified International Account	32,340	33,909
Equity Growth Account	16,364	16,942
Equity Income Account I	14,154	14,657
Equity Value Account	71	72
Government & High Quality Bond Account	69,432	68,317
Growth Account	16,211	16,672
Income Account	16,911	17,278
International Emerging Markets Account	12,743	13,211
International SmallCap Account	8,081	8,472
LargeCap Blend Account	10,914	11,233
LargeCap Stock Index Account	5,207	5,381
LargeCap Value Account	8,791	9,104
MidCap Account	56,612	58,374
MidCap Growth Account	11,082	11,430
MidCap Stock Account	20,542	21,156
MidCap Value Account	16,988	17,485
Mortgage Securities Account	8,485	8,610
Real Estate Securities Account	20,762	21,194
Short-Term Bond Account	22,294	21,066
Short-Term Income Account	8,487	8,637
SmallCap Account	19,762	20,601
SmallCap Growth Account	23,497	24,459
SmallCap Value Account	39,479	40,998
West Coast Equity Account	15,647	16,270
Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

104

Notes to Financial Statements
Principal Variable Contracts Fund, Inc.
December 31, 2007
3. Operating Policies (Continued)
Swap Agreements. Certain of the Accounts may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.
Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).
Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.
Details of swap agreements open at year end are included in the Accounts’ schedules of investments.

105

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
 December 31, 2007
4. Management Agreement and Transactions with Affiliates
Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by Principal LifeTime Accounts from January 1, 2007 through October 30, 2007 was 0.1225%, computed at an annual percentage rate of each of the Principal LifeTime Funds’ average daily net assets. Effective October 31, 2007, the annual rate paid by Principal LifeTime Accounts is 0.1225% of each of the Principal LifeTime Accounts’ average daily net assets up to $3 billion and 0.1125% of each of the Principal LifeTime Accounts’ average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

	Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond Account	0.50	0.45	0.40	0.35	0.30
Equity Growth Account	0.80	0.75	0.70	0.65	0.60
Equity Income Account I	0.60	0.55	0.50	0.45	0.40
Government & High Quality Bond Account	0.50	0.45	0.40	0.35	0.30
International SmallCap Account	1.20	1.15	1.10	1.05	1.00
MidCap Account	0.65	0.60	0.55	0.50	0.45
MidCap Growth Account	0.90	0.85	0.80	0.75	0.70
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
Short-Term Bond Account	0.50	0.45	0.40	0.35	0.30
SmallCap Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Capital Value Account	0.60%	0.55%	0.50%	0.45%	0.40%
Diversified International Account	0.85	0.80	0.75	0.70	0.65
Equity Value Account	0.85	0.80	0.75	0.70	0.65
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.75	0.70	0.65	0.60	0.55
MidCap Value Account	1.05	1.00	0.95	0.90	0.85

	Net Assets of Account
	First	Next	Next	Over $ 3
	$1 billion	$1 billion	$1 billion	Billion
MidCap Stock Account	0.75%	0.70%	0.65%	0.60%

	Net Assets of Account
	(in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	0.50%	0.45%	0.40%

	Net Assets of Account
	(in millions)
	First $500	Over $500
West Coast Equity Account	.625%	.50%

	Net Assets of Account
	(in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%	.45%
Mortgage Securities Account	.50	.45

Overall Fee
LargeCap Stock Index Account	.25%
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were .60% of the first $250 million, .55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and .40% over $1 billion.

106

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class 1		Class 2
	Period from		Period from
	January 8, 2007		January 8, 2007
	through		through
	December 31, 2007		December 31, 2007	Expiration
Diversified International Account	1.04%		1.29%	April 29, 2008
Equity Income Account I	0.66		0.91	April 29, 2008
Equity Value Account	0.90	*	N/A	April 29, 2008
Growth Account	0.80		1.05	April 29, 2008
Income Account	0.55		0.80	April 29, 2008
LargeCap Blend Account	0.78		1.03	April 29, 2008
MidCap Stock Account	0.80		1.05	April 29, 2008
Money Market	0.72		0.97	April 29, 2008
Mortgage Securities Account	0.54		0.79	April 29, 2008
Principal LifeTime 2010 Account	0.16	*	N/A	April 29, 2008
Principal LifeTime 2020 Account	0.13	*	N/A	April 29, 2008
Principal LifeTime 2030 Account	0.16	*	N/A	April 29, 2008
Principal LifeTime 2040 Account	0.13	*	N/A	April 29, 2008
Principal LifeTime 2050 Account	0.12	*	N/A	April 29, 2008
Principal LifeTime Strategic Income Account	0.14	*	N/A	April 29, 2008
Real Estate Securities Account	0.90		1.15	April 29, 2008
SAM Balanced Portfolio	0.28		0.53	April 29, 2008
SAM Conservative Balanced Portfolio	0.35		0.60	April 29, 2008
SAM Conservative Growth Portfolio	0.29		0.54	April 29, 2008
SAM Flexible Income Portfolio	0.30		0.55	April 29, 2008
SAM Strategic Growth Portfolio	0.30		0.55	April 29, 2008
Short-Term Income Account	0.61		0.86	April 29, 2008
SmallCap Growth Account	1.02		1.27	April 29, 2008
SmallCap Value Account	1.01		1.26	April 29, 2008
West Coast Equity Account	0.68		0.93	April 29, 2008

*	Period from January 1, 2007 through December 31, 2007.
Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.
Prior to the Transaction, Class 2 shares of the Reorganized Funds paid distribution fees to WM Funds Distributor, Inc. Subsequent to the Transaction, each of the Reorganized Funds pays distribution fees to Princor Financial Services Corporation.

107

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
4. Management Agreement and Transactions with Affiliates (Continued)
Affiliated Ownership. At December 31, 2007, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Asset Allocation Account	6,944	N/A
Balanced Account	6,312	N/A
Bond Account	34,301	N/A
Capital Value Account	7,527	N/A
Diversified International Account	20,356	1
Equity Growth Account	14,438	N/A
Equity Income Account I	11,256	N/A
Equity Value Account	487	N/A
Government & High Quality Bond Account	27,690	N/A
Growth Account	7,543	1
International Emerging Markets Account	6,980	N/A
International SmallCap Account	8,871	N/A
LargeCap Blend Account	18,969	1
LargeCap Stock Index Account	18,045	N/A
LargeCap Value Account	15,775	N/A
MidCap Account	11,238	N/A
MidCap Growth Account	6,878	N/A
MidCap Value Account	9,911	N/A
Money Market Account	246,031	10
Principal LifeTime 2010 Account	3,468	N/A
Principal LifeTime 2020 Account	12,932	N/A
Principal LifeTime 2030 Account	2,238	N/A
Principal LifeTime 2040 Account	1,130	N/A
Principal LifeTime 2050 Account	656	N/A
Principal LifeTime Strategic Income Account	1,750	N/A
Real Estate Securities Account	8,214	0
SAM Balanced Portfolio	1,885	N/A
SAM Conservative Balanced Portfolio	676	N/A
SAM Conservative Growth Portfolio	430	N/A
SAM Flexible Income Portfolio	110	N/A
SAM Strategic Growth Portfolio	371	N/A
Short-Term Bond Account	15,325	N/A
SmallCap Account	9,413	N/A
SmallCap Growth Account	6,198	1
SmallCap Value Account	10,160	1
West Coast Equity Account	57	N/A
Affiliated Brokerage Commissions. With respect to Bond Account, $20,780 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2007. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2007
MidCap Value Account	$28
SmallCap Growth Account	44

108

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
5. Investment Transactions
For the year ended December 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Asset Allocation Account	$55,286	$68,059
Balanced Account	193,020	201,546
Bond Account	1,617,464	1,471,341
Capital Value Account	308,472	325,073
Diversified International Account	664,331	711,151
Equity Growth Account	163,508	194,218
Equity Income Account I	501,224	461,693
Equity Value Account	2,183	3,368
Government & High Quality Bond Account	929,052	932,534
Growth Account	498,608	625,188
Income Account	15,229	20,557
International Emerging Markets Account	290,731	250,980
International SmallCap Account	244,869	242,553
LargeCap Blend Account	411,628	417,585
LargeCap Stock Index Account	26,550	59,857
LargeCap Value Account	76,027	44,356
MidCap Account	133,012	169,304
MidCap Growth Account	84,984	87,832
MidCap Stock Account	24,897	51,180
MidCap Value Account	229,888	218,725
Mortgage Securities Account	15,161	42,021
Principal LifeTime 2010 Account	44,742	24,403
Principal LifeTime 2020 Account	176,141	85,226
Principal LifeTime 2030 Account	32,937	15,637
Principal LifeTime 2040 Account	17,883	8,173
Principal LifeTime 2050 Account	11,712	7,006
Principal LifeTime Strategic Income Account	18,526	9,097
Real Estate Securities Account	212,150	270,970
SAM Balanced Portfolio	298,715	331,549
SAM Conservative Balanced Portfolio	39,021	33,842
SAM Conservative Growth Portfolio	185,946	210,454
SAM Flexible Income Portfolio	50,222	70,678
SAM Strategic Growth Portfolio	120,123	103,417
Short-Term Bond Account	81,195	42,827
Short-Term Income Account	29,914	18,309
SmallCap Account	53,137	64,537
SmallCap Growth Account	141,677	159,878
SmallCap Value Account	120,580	126,017
West Coast Equity Account	24,189	59,964
For the year ended December 31, 2007, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Asset Allocation Account	$61,207	$53,336
Balanced Account	8,140	10,700
Bond Account	57,308	77,829
Equity Income Account I	5,317	5,355
Government & High Quality Bond Account	56,238	50,737
Income Account	1,936	9,550
Mortgage Securities Account	—	14,086
Short-Term Bond Account	17,920	13,828
Short-Term Income Account	13,116	1,742
SmallCap Value Account	279	280
West Coast Equity Account	503	467
The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.
Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.
Foreign Currency Contracts. At December 31, 2007, certain of the Accounts owned forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss.
When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of December 31, 2007 are included in the schedules of investments.

109

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
6. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for the year ended December 31, 2007 and December 31, 2006 were as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain*		Section 1250 Gains
	2007	2006	2007	2006	2007	2006
Asset Allocation Account	$2,397	$772	$3,571	$1,355	$—	$—
Balanced Account	2,869	2,783	—	—	—	—
Bond Account	19,521	13,845	—	—	—	—
Capital Value Account	4,723	11,315	16,846	15,045	—	—
Diversified International Account	25,313	3,988	33,892	9,156	—	—
Equity Growth Account	1,572	3	—	—	—	—
Equity Income Account I	8,643	6,004	23,943	16,130	—	—
Equity Value Account	133	95	435	54	—	—
Government & High Quality Bond Account	14,132	12,738	—	—	—	—
Growth Account	773	328	—	—	—	—
Income Account	12,390	11,760	—	111	—	—
International Emerging Markets Account	10,596	1,257	6,044	1,537	—	—
International SmallCap Account	12,423	10,592	24,506	13,887	—	—
LargeCap Blend Account	5,332	2,726	5,571	2,567	—	—
LargeCap Stock Index Account	3,267	2,507	—	—	—	—
LargeCap Value Account	3,398	1,663	7,055	2,458	—	—
MidCap Account	11,456	7,415	34,838	48,211	—	—
MidCap Growth Account	2,219	—	7,977	1,913	—	—
MidCap Stock Account	1,238	2,607	5,936	10,620	—	—
MidCap Value Account	6,240	1,222	7,401	11,395	—	—
Money Market Account	11,089	7,399	—	—	—	—
Mortgage Securities Account	13,584	13,375	—	—	—	—
Principal LifeTime 2010 Account	572	9	227	—	—	—
Principal LifeTime 2020 Account	1,103	—	504	—	—	—
Principal LifeTime 2030 Account	174	1	72	—	—	—
Principal LifeTime 2040 Account	49	1	37	—	—	—
Principal LifeTime 2050 Account	32	—	22	—	—	—
Principal LifeTime Strategic Income Account	292	16	71	—	—	—
Real Estate Securities Account	2,670	3,665	29,071	9,270	806	109
SAM Balanced Portfolio	17,471	14,987	—	—	—	—
SAM Conservative Balanced Portfolio	2,537	2,009	812	186	—	—
SAM Conservative Growth Portfolio	6,435	6,094	—	—	—	—
SAM Flexible Income Portfolio	8,332	8,247	2,481	58	—	—
SAM Strategic Growth Portfolio	2,492	2,047	—	—	—	—
Short-Term Bond Account	4,679	2,292	—	—	—	—
Short-Term Income Account	2,132	2,211	—	—	—	—
SmallCap Account	2,245	2,403	9,291	3,995	—	—
SmallCap Growth Account	—	—	—	—	—	—
SmallCap Value Account	3,046	1,637	12,541	13,442	—	—
West Coast Equity Account	1,190	823	4,881	3,052	—	—

*	The Accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).
The acquisitions of VT Equity Income Fund, VT Income Fund, VT Mid Cap Stock Fund, VT U.S. Government Securities Fund, VT Balanced Portfolio, VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Conservative Growth Portfolio, VT Strategic Growth Portfolio, VT Short Term Income Fund, and VT West Coast Equity Fund, by corresponding series of Principal Variable Contracts Fund, Inc. constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the reorganizations.
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

110

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
6. Federal Tax Information (Continued)
Distributable Earnings. As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains	Section 1250 Gains
Asset Allocation Account	$4,309	$5,232	$—
Balanced Account	2,959	3,466	—
Bond Account	25,849	—	—
Capital Value Account	8,986	24,919	14
Diversified International Account	32,411	76,232	—
Equity Growth Account	401	—	—
Equity Income Account I	20,212	25,441	—
Equity Value Account	2	234	—
Government & High Quality Bond Account	14,999	—	—
Growth Account	1,457	—	—
Income Account	11,335	208	—
International Emerging Markets Account	31,597	26,101	—
International SmallCap Account	11,446	20,931	—
LargeCap Blend Account	15,986	84,548	—
LargeCap Stock Index Account	3,689	3,798	—
LargeCap Value Account	6,206	5,980	—
MidCap Account	6,982	40,117	—
MidCap Growth Account	5,042	4,059	—
MidCap Stock Account	1,592	14,991	—
MidCap Value Account	7,189	4,024	—
Mortgage Securities Account	12,312	—	—
Principal LifeTime 2010 Account	2,292	2,508	—
Principal LifeTime 2020 Account	9,437	11,459	—
Principal LifeTime 2030 Account	1,657	2,031	—
Principal LifeTime 2040 Account	777	1,103	—
Principal LifeTime 2050 Account	536	713	—
Principal LifeTime Strategic Income Account	879	614	—
Real Estate Securities Account	5,177	57,973	172
SAM Balanced Portfolio	23,943	69,997	—
SAM Conservative Balanced Portfolio	3,159	5,069	—
SAM Conservative Growth Portfolio	10,526	26,049	—
SAM Flexible Income Portfolio	8,089	10,675	—
SAM Strategic Growth Portfolio	5,076	20,428	—
Short-Term Bond Account	7,051	—	—
Short-Term Income Account	2,052	—	—
SmallCap Account	3,105	5,845	—
SmallCap Value Account	5,982	12,473	—
West Coast Equity Account	1,601	10,280	—
As of December 31, 2007, Money Market Account and SmallCap Growth Account had no distributable earnings on a federal income tax basis.

111

Notes to Financial Statements
Principal Variable Contracts Fund, inc.
December 31, 2007
6. Federal Tax Information (Continued)
Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2007, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
									Annual
	2008	2009	2010	2011	2012	2013	2014	2015	Limitations*
Bond Account	$2,183	$302	$1,073	$—	$—	$574	$1,318	$187	$—
Equity Growth Account	—	—	9,225	11,287	—	—	—	—	—
Government & High Quality Bond Account	—	—	171	3,059	—	1,136	1,853	285	—
Growth Account	—	24,880	21,991	5,349	1,468	—	—	—	5,349
Mortgage Securities Account	17	—	—	1,673	1,119	782	1,308	436	—
Short-Term Bond Account	—	—	—	1	166	573	445	348	—
Short-Term Income Account	76	35	—	112	85	—	42	43	—
SmallCap Growth Account	—	—	22,207	—	7,505	—	—	—	1,977

*	In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.
Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2007, the Accounts had approximate post-October losses as follows (amounts in thousands):

Capital Value Account	$771
Diversified International Account	19
Equity Income Account I	3,640
International Emerging Markets Account	117
International SmallCap Account	9
LargeCap Value Account	373
MidCap Value Account	2,859
Mortgage Securities Account	58
Real Estate Securities Account	4,361
Short-Term Income Account	58
SmallCap Growth Account	346
SmallCap Value Account	2,025

112

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (58.27%)
Advertising Agencies (0.08%)
Interpublic Group of Cos Inc (a)	1,714	$14
Omnicom Group Inc	1,350	64

		78

Aerospace & Defense (0.94%)
BAE Systems PLC	13,821	137
Boeing Co	3,300	289
General Dynamics Corp	1,500	133
Lockheed Martin Corp	1,500	158
Northrop Grumman Corp	1,400	110
Raytheon Co	1,900	115
Rockwell Collins Inc	400	29

		971

Aerospace & Defense Equipment (0.30%)
United Technologies Corp	4,000	306

Agricultural Chemicals (0.13%)
Monsanto Co	1,200	134

Agricultural Operations (0.11%)
Archer-Daniels-Midland Co	2,500	116

Airlines (0.04%)
Southwest Airlines Co	3,200	39

Apparel Manufacturers (0.03%)
VF Corp	500	34

Appliances (0.02%)
Whirlpool Corp	300	25

Applications Software (1.12%)
Citrix Systems Inc (a)	800	30
Infosys Technologies Ltd ADR	800	36
Intuit Inc (a)	1,600	51
Microsoft Corp	29,300	1,043

		1,160

Athletic Footwear (0.08%)
Nike Inc	1,300	84

Auto — Car & Light Trucks (0.19%)
Daimler AG	814	79
Peugeot SA	118	9
Renault SA	153	22
Tata Motors Ltd ADR	700	13
Volkswagen AG	325	74

		197

Auto — Medium & Heavy Duty Trucks (0.11%)
Paccar Inc	2,062	112

Auto/Truck Parts & Equipment — Original (0.02%)
WABCO Holdings Inc	400	20

Beverages — Non-Alcoholic (1.08%)
Coca-Cola Co/The	8,725	536
Coca-Cola Enterprises Inc	2,200	57
Pepsi Bottling Group Inc	1,300	51
PepsiCo Inc	6,170	468

		1,112

Beverages — Wine & Spirits (0.23%)
Brown-Forman Corp	700	52
Diageo PLC	8,550	184

		236

Brewery (0.14%)
Anheuser-Busch Cos Inc	2,800	147

Broadcasting Services & Programming (0.07%)
Clear Channel Communications Inc	1,951	67

Building — Heavy Construction (0.11%)
Vinci SA	1,524	113

Building — Residential & Commercial (0.03%)
Centex Corp	500	13
KB Home	400	9
Pulte Homes Inc	900	9

		31

Building & Construction — Miscellaneous (0.06%)
Bouygues	689	57

Building & Construction Products — Miscellaneous (0.17%)
Cie de Saint-Gobain	1,881	177

Building Products — Air & Heating (0.05%)
Trane Inc	1,200	56

Building Products — Cement & Aggregate (0.01%)
Ambuja Cements Ltd	3,593	13

Building Products — Wood (0.08%)
Masco Corp	3,600	78

Cable TV (0.18%)
Comcast Corp (a)	9,578	175
PT Multimedia Services de Telecomunicacoes e Multimedia	448	6

		181

Casino Hotels (0.11%)
Harrah’s Entertainment Inc	1,300	115
See accompanying notes

113

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Casino Services (0.08%)
International Game Technology	1,906	$84

Cellular Telecommunications (0.67%)
Mobile Telesystems OJSC ADR	1,700	173
Turkcell Iletisim Hizmet AS	26,644	291
Vimpel-Communications ADR	4,100	171
Vodafone Group PLC	16,402	61

		696

Chemicals — Diversified (0.23%)
Arkema (a)	136	9
Dow Chemical Co/The	2,000	79
El Du Pont de Nemours & Co	2,200	97
PPG Industries Inc	400	28
Rohm & Haas Co	500	26

		239

Chemicals — Specialty (0.06%)
Eastman Chemical Co	200	12
Ecolab Inc	800	41
Sigma-Aldrich Corp	200	11
Tronox Inc	80	1

		65

Commercial Banks (1.46%)
Akbank TAS	26,064	193
Axis Bank Ltd	237	6
Bank Pekao SA	2,063	190
BB&T Corp	700	22
Commerce Bancorp Inc/NJ	200	8
Deutsche Bank AG	552	72
HDFC Bank Ltd ADR	400	52
ICICI Bank Ltd ADR	300	19
Komercni Banka as	667	160
Marshall & Ilsley Corp	200	5
Powszechna Kasa Oszczednosci Bank Polaki SA	10,890	233
Regions Financial Corp	641	15
State Bank of India Ltd	198	24
Synovus Financial Corp	300	7
Turkiye Garanti Bankasi AS	35,562	319
Turkiye Is Bankasi	28,693	180

		1,505

Commercial Services (0.00%)
Live Nation Inc (a)	281	4

Commercial Services — Finance (0.15%)
Equifax Inc	400	15
H&R Block Inc	1,300	24
Moody’s Corp	1,300	46
Western Union Co/The (a)	2,847	69

		154

Computer Aided Design (0.05%)
Autodesk Inc (a)	1,000	50

Computer Services (0.10%)
Affiliated Computer Services Inc (a)	500	22
Computer Sciences Corp (a)	800	40
Electronic Data Systems Corp	2,200	46

		108

Computer Software (0.00%)
Metavante Technologies Inc (a)	67	2

Computers (1.61%)
Apple Inc (a)	2,100	416
Dell Inc (a)	7,300	179
Hewlett-Packard Co	8,900	449
International Business Machines Corp	5,100	552
Sun Microsystems Inc (a)	3,700	67

		1,663

Computers — Memory Devices (0.17%)
EMC Corp/Massachusetts (a)	7,800	144
Network Appliance Inc (a)	1,200	30

		174

Computers — Peripheral Equipment (0.04%)
Lexmark International Inc (a)	500	18
Logitech International SA (a)	550	20

		38

Consumer Products — Miscellaneous (0.20%)
Clorox Co	800	52
Fortune Brands Inc	500	36
Kimberly-Clark Corp	1,700	118

		206

Containers — Metal & Glass (0.01%)
Ball Corp	300	14

Containers — Paper & Plastic (0.01%)
Sealed Air Corp	200	5

Cosmetics & Toiletries (0.99%)
Avon Products Inc	1,700	67
Colgate-Palmolive Co	1,650	129
L’Oreal SA	359	51
Procter & Gamble Co	10,515	772

		1,019

Cruise Lines (0.16%)
Carnival Corp	3,783	168
See accompanying notes

114

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Data Processing & Management (0.20%)
Automatic Data Processing Inc	2,200	$98
Broadridge Financial Solutions Inc	575	13
Fiserv Inc (a)	800	44
Paychex Inc	1,300	47

		202

Disposable Medical Products (0.07%)
CR Bard Inc	800	76

Distribution & Wholesale (0.08%)
Wolseley PLC	3,866	57
WW Grainger Inc	300	26

		83

Diversified Manufacturing Operations (3.06%)
3M Co	2,900	244
Cooper Industries Ltd	600	32
Danaher Corp	1,200	105
Dover Corp	1,300	60
Eaton Corp	800	78
General Electric Co	39,400	1,461
Honeywell International Inc	3,800	234
Illinois Tool Works Inc	2,500	134
Ingersoll-Rand Co Ltd	1,700	79
ITT Corp	800	53
Leggett & Platt Inc	700	12
Parker Hannifin Corp	1,050	79
Siemens AG	2,721	431
Textron Inc	1,200	86
Tyco International Ltd	1,875	74

		3,162

Diversified Minerals (0.18%)
Anglo American PLC	1,407	86
BHP Billiton pic	3,217	99

		185

Diversified Operations (0.19%)
LVMH Moet Hennessy Louis Vuitton SA	1,625	196

Drug Delivery Systems (0.02%)
Hospira Inc (a)	580	25
E-Commerce — Services (0.13%)
eBay Inc (a)	4,056	135

Electric — Generation (0.23%)
AES Corp/The (a)	1,200	26
CEZ	2,866	214

		240

Electric — Integrated (1.57%)
Ameren Corp	700	38
American Electric Power Co Inc	400	19
Consolidated Edison Inc	400	19
Constellation Energy Group Inc	400	41
Dominion Resources Inc/VA	1,800	85
DTE Energy Co	400	18
Duke Energy Corp	2,924	59
E.ON AG	2,093	446
Edison International	900	48
Entergy Corp	400	48
Exelon Corp	1,700	139
FirstEnergy Corp	300	22
FPL Group Inc	1,100	74
Iberdrola SA	6,569	100
PG&E Corp	1,100	47
PPL Corp	800	42
Progress Energy Inc	400	19
Public Service Enterprise Group Inc	700	69
RWE AG	1,396	197
Southern Co	2,000	77
Xcel Energy Inc	800	18

		1,625

Electric Products — Miscellaneous (0.21%)
Emerson Electric Co	3,500	198
Molex Inc	700	19

		217

Electronic Components — Miscellaneous (0.31%)
Jabil Circuit Inc	800	12
Koninklijke Philips Electronics NV	5,480	237
Sanmina-SCI Corp (a)	1,900	3
Tyco Electronics Ltd	1,875	70

		322

Electronic Components — Semiconductors (1.15%)
Advanced Micro Devices Inc (a)	1,500	11
Altera Corp	2,200	42
ARM Holdings Plc	17,264	43
Broadcom Corp (a)	1,400	37
Infineon Technologies AG (a)	9,422	112
Intel Corp	16,900	450
Micron Technology Inc (a)	2,800	20
Micronas Semiconductor Holding AG (a)	500	5
National Semiconductor Corp	1,500	34
Nvidia Corp (a)	2,850	97
OC Oerlikon Corp AG	82	34
QLogic Corp (a)	400	6
STMicroelectronics NV	8,496	122
Texas Instruments Inc	4,400	147
Xilinx Inc	1,200	26

		1,186

See accompanying notes

115

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Electronic Forms (0.10%)
Adobe Systems Inc (a)	2,300	$98

Electronic Measurement Instruments (0.05%)
Agilent Technologies Inc (a)	1,500	55

Electronic Parts Distribution (0.00%)
Electrocomponents PLC	980	4

Engineering — Research & Development Services (0.21%)
ABB Ltd	5,295	152
Laisen & Toubro Ltd (b)	578	61

		213

Enterprise Software & Services (0.68%)
CA Inc	2,100	52
Oracle Corp (a)	12,671	286
SAP AG	6,944	362

		700

Entertainment Software (0.07%)
Electronic Arts Inc (a)	1,200	70

Fiduciary Banks (0.34%)
Bank of New York Mellon Corp/The	4,924	240
State Street Corp	1,400	114

		354

Finance — Consumer Loans (0.03%)
SLM Corp	1,500	30

Finance — Credit Card (0.23%)
American Express Co	4,500	234

Finance — Investment Banker & Broker (1.91%)
Bear Stearns Cos Inc/The	500	44
Charles Schwab Corp/The	4,100	105
Citigroup Inc	16,516	486
Credit Suisse Group	1,754	106
Goldman Sachs Group Inc/The	1,575	339
JPMorgan Chase & Co	11,828	516
Lehman Brothers Holdings Inc	1,900	124
Merrill Lynch & Co Inc	3,000	161
Piper Jaffray Cos (a)	73	4
UBS AG	1,929	89

		1,974

Finance — Mortgage Loan/Banker (0.07%)
Countrywide Financial Corp	400	3
Fannie Mae	1,100	44
Freddie Mac	700	24

		71

Finance — Other Services (0.20%)
Man Group PLC	18,065	205

Financial Guarantee Insurance (0.03%)
AMBAC Financial Group Inc	400	10
MBIA Inc	1,000	19
MGIC Investment Corp	100	2

		31

Food — Confectionery (0.11%)
Hershey Co/The	1,100	44
WM Wrigley Jr Co	1,150	67

		111

Food — Miscellaneous/Diversified (1.09%)
Cadbury Schweppes PLC	3,053	38
Campbell Soup Co	2,000	71
ConAgra Foods Inc	2,300	55
General Mills Inc	1,300	74
HJ Heinz Co	1,500	70
Kellogg Co	1,600	84
Kraft Foods Inc	4,890	160
Nestle SA	850	390
Sara Lee Corp	3,800	61
Unilever NV	3,460	127

		1,130

Food — Retail (0.34%)
Carrefour SA	679	53
Koninklijke Ahold NV (a)	668	9
Kroger Co/The	3,700	99
Metro AG	136	11
Safeway Inc	900	31
Tesco PLC	15,874	151

		354

Food — Wholesale & Distribution (0.05%)
SUPERVALU Inc	145	5
SYSCO Corp	1,300	41

		46

Forestry (0.11%)
Plum Creek Timber Co Inc	1,600	74
Weyerhaeuser Co	500	37

		111

Gambling (Non-Hotel) (0.01%)
Ladbrokes PLC	1,051	7

Gas — Distribution (0.03%)
NiSource Inc	400	7
Sempra Energy	400	25

		32

See accompanying notes

116

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Gold Mining (0.04%)
Newmont Mining Corp	900	$44

Health Care Cost Containment (0.09%)
McKesson Corp	1,400	92

Home Decoration Products (0.02%)
Newell Rubbermaid Inc	900	23

Hotels & Motels (0.28%)
Accor SA	1,067	85
Intercontinental Hotels Group PLC	857	15
Marriott International Inc/DE	3,064	105
Starwood Hotels & Resorts Worldwide Inc (a)	1,578	69
Wyndham Worldwide Corp	620	15

		289

Human Resources (0.02%)
Monster Worldwide Inc (a)	300	10
Robert Half International Inc	500	13

		23

Industrial Automation & Robots (0.03%)
Rockwell Automation Inc/DE	400	28

Industrial Gases (0.11%)
Air Products & Chemicals Inc	400	39
Praxair Inc	800	71

		110

Instruments — Scientific (0.09%)
Applera Corp — Applied Biosystems Group	700	24
Thermo Fisher Scientific Inc (a)	700	40
Waters Corp (a)	400	32

		96

Insurance Brokers (0.12%)
AON Corp	1,100	52
Marsh & McLennan Cos Inc	2,700	72

		124

Internet Security (0.10%)
Symantec Corp (a)	3,848	62
VeriSign Inc (a)	1,100	41

		103

Investment Management & Advisory Services (0.17%)
Ameriprise Financial Inc	880	48
Franklin Resources Inc	800	92
Legg Mason Inc	500	37

		177

Leisure & Recreation Products (0.01%)
Brunswick Corp/DE	400	7

Life & Health Insurance (0.81%)
Aflac Inc	2,100	132
Aviva PLC	10,695	143
Cigna Corp	2,400	129
Lincoln National Corp	1,289	75
Prudential Financial Inc	1,900	177
Prudential PLC	12,716	180
Unum Group	100	2

		838

Linen Supply & Related Items (0.01%)
Cintas Corp	400	13

Machinery — Construction & Mining (0.20%)
Caterpillar Inc	2,900	210

Machinery — Farm (0.18%)
Deere & Co	2,000	186

Medical — Biomedical/Gene (0.43%)
Amgen Inc (a)	5,900	274
Biogen Idee Inc (a)	1,805	103
Genzyme Corp (a)	800	60
Millipore Corp (a)	100	7

		444

Medical — Drugs (3.19%)
Abbott Laboratories	6,700	376
Allergan Inc/United States	1,200	77
AstraZeneca PLC	1,617	70
Bristol-Myers Squibb Co	9,200	244
Dr Reddys Laboratories Ltd ADR	600	11
Eli Lilly & Co	4,800	256
Forest Laboratories Inc (a)	1,500	55
GlaxoSmithKline PLC	6,648	169
Merck & Co Inc	7,900	459
Novartis AG	2,906	159
NovoNordiskA/S	1,234	81
Pfizer Inc	27,700	630
PharMerica Corp (a)	183	3
Roche Holding AG	819	142
Sanofi-Aventis SA	1,207	111
Schering-Plough Corp	7,600	202
Wyeth	5,600	247

		3,292

Medical — HMO (0.80%)
Aetna Inc	3,100	179
Humana Inc (a)	900	68
UnitedHealth Group Inc	6,400	372
WellPoint Inc (a)	2,400	211

		830

See accompanying notes

117

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Medical — Hospitals (0.03%)
Health Management Associates Inc	2,100	$13
Tenet Healthcare Corp (a)	2,600	13

		26

Medical — Wholesale Drug Distribution (0.22%)
AmerisourceBergen Corp	2,200	99
Cardinal Health Inc	2,200	127

		226

Medical Information Systems (0.04%)
IMS Health Inc	1,800	41

Medical Instruments (0.44%)
Boston Scientific Corp (a)	3,191	37
Medtronic Inc	5,817	292
St Jude Medical Inc (a)	3,050	124

		453

Medical Laboratory & Testing Service (0.06%)
Quest Diagnostics Inc	1,100	58

Medical Products (1.40%)
Baxter International Inc	3,000	174
Becton Dickinson & Co	1,200	100
Covidien Ltd	1,875	83
Johnson & Johnson	11,800	787
Nobel Biocare Holding AG	115	31
Smith & Nephew PLC	2,636	31
Stryker Corp (a)	2,100	157
Zimmer Holdings Inc (a)	1,200	79

		1,442

Metal — Aluminum (0.06%)
Alcoa Inc	1,800	66

Metal — Diversified (0.19%)
Freeport-McMoRan Copper & Gold Inc	501	51
Rio Tinto PLC	1,346	143

		194

Metal Processors & Fabrication (0.03%)
Sterlite Industries India Ltd ADR (a)	1,200	31

Multi-Line Insurance (2.28%)
ACE Ltd	1,100	68
Allianz SE	1,262	273
Allstate Corp/The	3,000	157
American International Group Inc	9,375	547
Assicurazioni Generali SpA	7,220	327
AXA SA	7,065	283
Cincinnati Financial Corp	315	13
Hartford Financial Services Group Inc	1,700	148
Loews Corp	1,800	91
MetLife Inc	3,200	197
XL Capital Ltd	600	30
Zurich Financial Services AG	747	219

		2,353

Multimedia (0.56%)
McGraw-Hill Cos Inc/The	1,082	48
Time Warner Inc	13,224	218
Viacom Inc (a)	2,482	109
Walt Disney Co/The	6,438	208

		583

Networking Products (0.51%)
Cisco Systems Inc (a)	19,500	528

Non-Hazardous Waste Disposal (0.05%)
Waste Management Inc	1,700	56

Office Automation & Equipment (0.09%)
Neopost SA	113	12
OCE NV	281	5
Pitney Bowes Inc	700	27
Xerox Corp	3,000	48

		92

Office Supplies & Forms (0.02%)
ACCO Brands Corp (a)	141	2
Avery Dennison Corp	300	16

		18

Oil — Field Services (0.63%)
Baker Hughes Inc	1,400	113
BJ Services Co	1,200	29
Halliburton Co	3,400	129
Schlumberger Ltd	3,800	374

		645

Oil — US Royalty Trusts (0.00%)
Hugoton Royalty Trust	53	1

Oil & Gas Drilling (0.15%)
Nabors Industries Ltd (a)	1,000	28
Transocean Inc	909	130

		158

Oil Company — Exploration & Production (1.08%)
Anadarko Petroleum Corp	1,700	112
Apache Corp	1,200	129
Devon Energy Corp	1,600	142
EOG Resources Inc	800	71
Oao Gazprom (a)	7,249	406
Occidental Petroleum Corp	2,600	200
XTO Energy Inc	1,125	58

		1,118

See accompanying notes

118

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Oil Company — Integrated (4.38%)
BPPLC	28,882	$354
Chevron Corp	7,730	721
ConocoPhillips	5,498	485
Exxon Mobil Corp	21,100	1,977
Hess Corp	900	91
Marathon Oil Corp	2,400	146
Royal Dutch Shell PLC — A shares	5,295	223
Royal Dutch Shell PLC — B shares	3,278	136
Total SA	4,635	385

		4,518

Oil Refining & Marketing (0.32%)
Tupras Turkiye Petrol Ratine	7,143	209
Valero Energy Corp	1,700	119

		328

Optical Supplies (0.07%)
Cie Generale d’Optique Essilor International SA	1,054	67

Paper & Related Products (0.06%)
International Paper Co	1,000	32
MeadWestvaco Corp	600	19
Mondi Ltd	155	2
Mondi PLC	387	3
Temple-Inland Inc	300	6

		62

Pharmacy Services (0.26%)
Express Scripts Inc (a)	2,000	146
Medco Health Solutions Inc (a)	1,250	127

		273

Photo Equipment & Supplies (0.02%)
Eastman Kodak Co	1,000	22

Pipelines (0.11%)
Spectra Energy Corp	1,662	43
Williams Cos Inc	2,000	71

		114

Power Converter & Supply Equipment (0.18%)
Schneider Electric SA	1,388	188

Printing — Commercial (0.02%)
RR Donnelley & Sons Co	600	23

Private Corrections (0.00%)
Corrections Corp of America (a)	20	1

Property & Casualty Insurance (0.24%)
Chubb Corp	1,200	65
Progressive Corp/The	3,900	75
Travelers Cos Inc/The	2,045	110

		250

Publicly Traded Investment Fund (3.52%)
iShares MSCI Emerging Markets Index Fund (a)	14,700	2,209
Midcap SPDR Trust Series 1	37	6
Streettracks Gold Trust (a)	17,300	1,425

		3,640

Publishing — Newspapers (0.05%)
Gannett Co Inc	960	38
New York Times Co/The	802	14

		52

Publishing — Periodicals (0.01%)
Idearc Inc	325	6

Quarrying (0.02%)
Vulcan Materials Co	300	24

Radio (0.00%)
Citadel Broadcasting Corp	525	1
Cumulus Media Inc (a)	9	—

		1

Real Estate Operator & Developer (0.00%)
Forestar Real Estate Group Inc (a)	100	2

Regional Banks (1.03%)
Bank of America Corp	15,691	647
Capital One Financial Corp	1,300	61
Comerica Inc	100	4
Fifth Third Bancorp	700	18
Keycorp	500	12
National City Corp	800	13
PNC Financial Services Group Inc	400	26
SunTrust Banks Inc	400	25
US Bancorp	2,000	64
Wachovia Corp	2,199	84
Wells Fargo & Co	3,700	112

		1,066

Reinsurance (0.04%)
Muenchener Rueckversicherungs AG	196	38

REITS — Apartments (0.07%)
Equity Residential	2,000	73

REITS — Diversified (0.09%)
Land Securities Group PLC	3,037	91
See accompanying notes

119

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
REITS — Hotels (0.03%)
Host Hotels & Resorts Inc	1,710	$29

REITS — Warehouse & Industrial (0.10%)
Prologis	1,600	101

Rental — Auto & Equipment (0.00%)
Avis Budget Group Inc (a)	310	4

Retail — Apparel & Shoe (0.10%)
Coach Inc (a)	1,200	37
Gap Inc/The	944	20
Hanesbrands Inc (a)	475	13
Jones Apparel Group Inc	500	8
Liz Claiborne Inc	500	10
Ltd Brands Inc	728	14

		102

Retail — Auto Parts (0.01%)
Autozone Inc (a)	105	13

Retail — Bedding (0.01%)
Bed Bath & Beyond Inc (a)	298	9

Retail — Building Products (0.08%)
Home Depot Inc	1,893	51
Lowe’s Cos Inc	1,498	34

		85

Retail — Consumer Electronics (0.03%)
Best Buy Co Inc	553	29

Retail — Discount (0.69%)
Costco Wholesale Corp	1,375	96
Family Dollar Stores Inc	359	7
Target Corp	849	43
TJX Cos Inc	596	17
Wal-Mart Stores Inc	11,600	551

		714

Retail — Drug Store (0.14%)
CVS Caremark Corp	1,500	59
Walgreen Co	2,275	87

		146

Retail — Jewelry (0.22%)
Compagnie Financiere Richemont SA	3,004	206
Tiffany & Co	346	16

		222

Retail — Major Department Store (0.02%)
JC Penney Co Inc	341	15

Retail — Office Supplies (0.02%)
Staples Inc	945	22

Retail — Regional Department Store (0.03%)
Kohl’s Corp (a)	297	14
Macy’s Inc	716	18

		32

Retail — Restaurants (0.85%)
Darden Restaurants Inc	800	22
McDonald’s Corp	9,169	540
Starbucks Corp (a)	5,574	114
Tim Hortons Inc	812	30
Wendy’s International Inc	600	15
Yum! Brands Inc	4,196	161

		882

Rubber — Tires (0.09%)
Compagnie Generale des Etablissements Michelin	427	49
Continental AG	360	47

		96

Savings & Loans — Thrifts (0.03%)
Guaranty Financial Group Inc (a)	100	2
Hudson City Bancorp Inc	600	9
Washington Mutual Inc	1,100	15

		26

Schools (0.02%)
Apollo Group Inc (a)	300	21

Semiconductor Component — Integrated Circuits (0.09%)
Analog Devices Inc	900	28
Linear Technology Corp	900	29
Maxim Integrated Products Inc	1,200	32

		89

Semiconductor Equipment (0.32%)
Applied Materials Inc	5,000	89
ASML Holding NV (a)	5,372	170
Kla-Tencor Corp	800	39
Novellus Systems Inc (a)	800	22
Teradyne Inc (a)	800	8
Verigy Ltd (a)	195	5

		333

Soap & Cleaning Products (0.04%)
Reckitt Benckiser Group PLC	786	46

Steel — Producers (0.24%)
Mechel ADR	1,700	165
Nucor Corp	700	42
United States Steel Corp	300	36

		243

See accompanying notes

120

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Telecommunication Equipment (0.07%)
Alcatel-Lucent ADR	3,045	$22
Alcatel-Lucent	3,643	26
Comverse Technology Inc (a)	700	12
Tellabs Inc (a)	1,600	11

		71

Telecommunication Equipment — Fiber Optics (0.11%)
Corning Inc	4,300	103
JDS Uniphase Corp (a)	712	10

		113

Telecommunication Services (0.03%)
Embarq Corp	306	15
Videsh Sanchar Nigam Ltd ADR	500	19

		34

Telephone — Integrated (1.73%)
AT&T Inc	15,136	629
BT Group PLC	10,921	59
Century Tel Inc	500	21
Deutsche Telekom AG	4,912	108
Portugal Telecom SGPS SA	3,183	42
Qwest Communications International Inc (a)	5,000	35
Royal KPN NV	4,813	88
Sprint Nextel Corp	6,138	81
Swisscom AG	187	73
Telecom Italia SpA — RNC	10,709	25
Telecom Italia SpA	20,613	64
Telefonica SA	8,378	272
Telefonica SA ADR	1	—
Verizon Communications Inc	6,500	284
Windstream Corp	723	9

		1,790

Television (0.60%)
CBS Corp	2,482	68
Central European Media Enterprises Ltd (a)	1,500	174
CTC Media Inc (a)	5,800	175
TVN SA	19,824	201

		618

Therapeutics (0.12%)
Gilead Sciences Inc (a)	2,600	120

Tobacco (0.64%)
Altria Group Inc	7,100	537
ITC Ltd	4,642	25
Reynolds American Inc	900	59
UST Inc	700	38

		659

Tools — Hand Held (0.02%)
Black & Decker Corp	300	21

Toys (0.03%)
Mattel Inc	1,400	27

Transport — Rail (0.33%)
Burlington Northern Santa Fe Corp	1,100	92
CSX Corp	1,800	79
Norfolk Southern Corp	1,100	55
Union Pacific Corp	900	113

		339

Transport — Services (0.44%)
Deutsche Post AG	3,132	107
FedEx Corp	1,000	89
United Parcel Service Inc	3,700	262

		458

Web Portals (0.63%)
Google Inc (a)	800	553
Yahoo! Inc (a)	4,300	100

		653

Wireless Equipment (0.79%)
Motorola Inc	6,900	111
Nokia OYJ	11,145	432
Qualcomm Inc	4,700	185
Telefonaktiebolaget LM Ericsson	39,500	93

		821

TOTAL COMMON STOCKS		$60,177

PREFERRED STOCKS (0.01%)
Soap & Cleaning Products (0.01%)
Henkel KGaA	276	15

TOTAL PREFERRED STOCKS		$15

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (9.27%)
Aerospace & Defense (0.05%)
Systems 2001 AT LLC
6.66%, 9/15/2013 (c)	$49	51

Asset Backed Securities (1.18%)
Connecticut RRB Special Purpose Trust CL&P
5.54%, 12/30/2010 (d)	145	145
Credit-Based Asset Servicing and Securitization
4.93%, 6/25/2036 (d)	39	39
First Franklin Mortgage Loan Asset Backed Certificates
4.92%, 7/25/2036 (d)	64	63
4.92%, 3/25/2037 (d)	125	120
Fremont Home Loan Trust
4.92%, 10/25/2036 (d)	110	107
GSAMP Trust
4.93%, 6/25/2036 (d)	35	35
See accompanying notes

121

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Asset Backed Securities (continued)
GSAMP Trust (continued)
4.93%, 1/25/2037 (d)	$76	$74
Long Beach Mortgage Loan Trust
4.96%, 1/25/2036 (d)	17	17
PSE&G Transition Funding LLC
6.75%, 6/15/2016	250	271
RAAC Series
4.97%, 9/25/2045 (d)	18	18
Residential Asset Mortgage Products Inc
4.93%, 8/25/2036 (d)	94	93
Securitized Asset Backed Receivables LLC Trust
4.93%, 11/25/2035 (d)	4	4
4.97%, 2/25/2037 (d)	124	116
Soundview Home Equity Loan Trust
4.97%, 2/25/2037 (d)	107	100
Structured Asset Investment Loan Trust
4.93%, 2/25/2036 (d)	20	20

		1,222

Auto — Car & Light Trucks (0.03%)
Daimler Finance North America LLC
7.20%, 9/1/2009	20	21
8.50%, 1/18/2031	5	6

		27

Brewery (0.08%)
FBG Finance Ltd
5.13%, 6/15/2015 (c)	45	44
Miller Brewing Co
4.25%, 8/15/2008 (c)	40	40

		84

Cable TV (0.09%)
Comcast Cable Communications LLC
6.75%, 1/30/2011	25	26
7.13%, 6/15/2013	5	5
Comcast Corp
6.50%, 1/15/2015	10	11
EchoStar DBS Corp
6.38%, 10/1/2011	55	54

		96

Chemicals — Diversified (0.02%)
ICI Wilmington Inc
4.38%, 12/1/2008	20	20

Credit Card Asset Backed Securities (0.94%)
American Express Credit Account Master Trust
5.03%, 10/15/2012 (d)	125	124
Capital One Multi-Asset Execution Trust
5.65%, 7/15/2020	100	101
Chase Issuance Trust
5.12%, 10/15/2014 (d)	100	103
Citibank Credit Card Issuance Trust
4.87%, 3/22/2012 (d)	150	149
4.40%, 6/20/2014 (d)	250	248
5.65%, 9/20/2019	150	150
Discover Card Master Trust
5.65%, 3/16/2020	100	100

		975

Data Processing & Management (0.04%)
Fiserv Inc
6.80%, 11/20/2017	40	41

Diversified Financial Services (0.12%)
AXA Financial Inc
6.50%, 4/1/2008	20	20
General Electric Capital Corp
4.25%, 12/1/2010	25	25
5.63%, 9/15/2017	75	77

		122

Diversified Manufacturing Operations (0.04%)
General Electric Co
5.25%, 12/6/2017	45	45
Diversified Operations (0.04%)
Capmark Financial Group Inc
5.88%, 5/10/2012 (c)	35	28
6.30%, 5/10/2017 (c)	20	15

		43

Drug Delivery Systems (0.05%)
Hospira Inc
5.31%, 3/30/2010 (d)	55	55

Electric — Distribution (0.03%)
Detroit Edison Co/The
6.13%, 10/1/2010	25	26

Electric — Integrated (0.33%)
Appalachian Power Co
5.65%, 8/15/2012	15	15
Arizona Public Service Co
5.80%, 6/30/2014	40	40
Consumers Energy Co
4.80%, 2/17/2009	25	25
4.00%, 5/15/2010	15	15
Entergy Gulf States Inc
3.60%, 6/1/2008	20	20
5.90%, 12/8/2008 (c)(d)	35	35
5.52%, 12/1/2009 (d)	20	20
Nisource Finance Corp
5.59%, 11/23/2009 (d)	30	30
7.88%, 11/15/2010	35	37
     See accompanying notes

122

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Electric — Integrated (continued)
Ohio Edison Co
6.40%, 7/15/2016	$20	$20
Ohio Power Co
6.00%, 6/1/2016	40	40
PSEG Energy Holdings LLC
8.63%, 2/15/2008	6	6
Union Electric Co
6.40%, 6/15/2017	40	42

		345

Electric Products — Miscellaneous (0.02%)
LG Electronics Inc
5.00%, 6/17/2010 (c)	25	25

Finance — Consumer Loans (0.18%)
American General Finance Corp
4.63%, 9/1/2010	25	24
HSBC Finance Corp
4.13%, 12/15/2008	15	15
6.75%, 5/15/2011	105	109
SLM Corp
4.00%, 1/15/2010	40	37

		185

Finance — Credit Card (0.07%)
MBNA Corp
5.31%, 5/5/2008 (d)	70	70

Finance — Investment Banker & Broker (0.28%)
Bear Stearns Cos Inc/The
5.55%, 1/22/2017	45	40
Citigroup Inc
5.88%, 5/29/2037	30	28
Goldman Sachs Group Inc/The
6.75%, 10/1/2037	70	68
JPMorgan Chase & Co
6.00%, 2/15/2009	90	91
Lehman Brothers Holdings Inc
6.88%, 7/17/2037	60	59

		286

Finance — Mortgage Loan/Banker (1.03%)
Countrywide Home Loans Inc
3.25%, 5/21/2008	30	27
Freddie Mac
6.25%, 7/15/2032	725	864
Nationwide Building Society
4.25%, 2/1/2010 (c)	60	60
SLM Student Loan Trust
5.07%, 10/25/2014 (d)	109	108

		1,059

Food — Miscellaneous/Diversified (0.04%)
ConAgra Foods Inc
7.00%, 10/1/2028	15	16
ConAgra Foods Inc (continued)
8.25%, 9/15/2030	20	24

		40

Food — Retail (0.07%)
Delhaize America Inc
9.00%, 4/15/2031	51	59
Kroger Co/The
6.40%, 8/15/2017	15	16

		75

Home Equity — Other (0.54%)
ACE Securities Corp
5.19%, 5/25/2034 (d)	22	21
Argent Securities Inc
4.92%, 10/25/2036 (d)	106	104
Bayview Financial Acquisition Trust
4.97%, 11/28/2036 (b)(d)	43	42
Bear Stearns Asset Backed Securities Trust
5.06%, 9/25/2034 (d)	9	9
Citigroup Mortgage Loan Trust Inc
4.93%, 8/25/2036 (d)	28	27
Countrywide Asset-Backed Certificates
4.97%, 6/25/2035 (d)	62	61
Option One Mortgage Loan Trust
4.92%, 7/25/2036 (d)	36	36
Residential Asset Securities Corp
5.47%, 6/25/2032 (d)	56	55
Securitized Asset Backed Receivables LLC Trust
4.94%, 11/25/2036 (d)	115	111
Soundview Home Equity Loan Trust
4.94%, 1/25/2037 (d)	68	67
Structured Asset Securities Corp
5.21%, 12/25/2034 (d)	22	21

		554

Life & Health Insurance (0.01%)
Prudential Financial Inc
6.63%, 12/1/2037	15	15

Mortgage Backed Securities (2.58%)
Banc of America Commercial Mortgage Inc
5.41%, 9/10/2047 (d)	225	226
5.66%, 6/10/2049 (d)	200	205
Citigroup Commercial Mortgage Trust
5.89%, 12/10/2049	200	206
Citigroup/Deutsche Bank Commercial Mortgage
5.89%, 11/15/2044 (b)	125	129
Commercial Mortgage Pass Through Certificates
5.82%, 12/10/2049 (d)	200	207
Credit Suisse Mortgage Capital Certificates
5.72%, 6/15/2039 (d)	175	180
Greenwich Capital Commercial Funding Corp
5.44%, 3/10/2039 (d)	200	201
See accompanying notes

123

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Mortgage Backed Securities (continued)
GS Mortgage Securities Corp II
5.80%, 8/10/2045 (d)	$200	$207
JP Morgan Chase Commercial Mortgage Securities Corp
5.75%, 2/12/2049 (d)	150	154
6.01%, 6/15/2049	150	155
LB Commercial Conduit Mortgage Trust
5.93%, 7/15/2044 (d)	100	105
Wachovia Bank Commercial Mortgage Trust
5.34%, 12/15/2043 (d)	200	199
5.68%, 5/15/2046 (d)	150	153
5.74%, 6/15/2049 (d)	225	231
5.90%, 2/15/2051 (d)	100	105

		2,663

Multimedia (0.11%)
Time Warner Inc
5.11%, 11/13/2009 (d)	80	78
Viacom Inc
6.88%, 4/30/2036	40	40

		118

Non-Hazardous Waste Disposal (0.01%)
Waste Management Inc
7.38%, 8/1/2010	10	10

Pipelines (0.13%)
CenterPoint Energy Resources Corp
7.88%, 4/1/2013	5	6
6.25%, 1/1/2037	15	14
Consolidated Natural Gas Co
6.25%, 11/1/2011	15	16
Kinder Morgan Finance Co ULC
5.70%, 1/5/2016	45	41
Plains All American Pipeline LP
6.70%, 5/15/2036	40	40
Texas Eastern Transmission LP
7.00%, 7/15/2032	20	22

		139

Power Converter & Supply Equipment (0.04%)
Cooper Industries Inc
5.25%, 11/15/2012	35	36

Real Estate Operator & Developer (0.07%)
Brookfield Asset Management Inc
7.13%, 6/15/2012	40	43
5. 80%, 4/25/2017	25	25

		68

Regional Banks (0.09%)
Bank of America Corp
5.75%, 12/1/2017	35	35
Wells Fargo & Co
5.63%, 12/11/2017	55	55

		90

Retail — Building Products (0.06%)
Home Depot Inc
5.12%, 12/16/2009 (d)	65	64

Retail — Drug Store (0.07%)
CVS Caremark Corp
5.75%, 8/15/2011	15	16
5.75%, 6/1/2017	10	10
CVS Lease Pass Through Certificates
6.04%, 12/10/2028 (c)	44	42

		68

Retail — Regional Department Store (0.04%)
Macys Retail Holdings Inc
5.95%, 11/1/2008	45	45

Retail — Restaurants (0.04%)
Yum! Brands Inc
8.88%, 4/15/2011	35	39

Savings & Loans — Thrifts (0.06%)
Washington Mutual Bank/Henderson NV
5.50%, 1/15/2013	30	27
Washington Mutual Inc
8.25%, 4/1/2010	35	33

		60

Special Purpose Entity (0.27%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/201l(c)	110	114
Farmers Exchange Capital
7.05%, 7/15/2028 (c)	110	109
Xlliac Global Funding
4.80%, 8/10/2010 (c)	55	55

		278

Telecommunication Equipment (0.05%)
Telefonica Europe BV
8.25%, 9/15/2030	45	55

Telephone — Integrated (0.33%)
AT&T Corp
7.30%, 11/15/2011 (d)	12	13
8.00%, 11/15/2031 (d)	50	61
AT&T Inc
6.15%, 9/15/2034	25	25
France Telecom SA
8.50%, 3/1/203 l(d)	40	52
Sprint Capital Corp
8.75%, 3/15/2032	30	34
Telecom Italia Capital SA
4.00%, 11/15/2008	25	25
See accompanying notes

124

Schedule of Investments
Asset Allocation Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Telephone — Integrated (continued)
Telecom Italia Capital SA (continued)
4.00%, 1/15/2010	$30	$29
Verizon New England Inc
6.50%, 9/15/2011	95	100

		339

Transport — Rail (0.01%)
Union Pacific Corp
6.63%, 2/1/2008	10	10

Transport — Services (0.03%)
FedEx Corp
7.25%, 2/15/2011	30	32

TOTAL BONDS		$9,575

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (22.73%)
Federal Home Loan Mortgage Corporation (FHLMC) (1.16%)
7.50%, 10/1/2030	27	29
4.50%, 1/1/2036	734	694
12.00%, 7/1/2010	8	8
12.00%, 7/1/2013	9	11
12.00%, 6/1/2015	15	18
11.50%, 10/1/2015	18	21
10.00%, 9/1/2017	9	10
5.64%, 1/1/2037	117	118
5.76%, 1/1/2037	168	169
5.87%, 4/1/2037	117	119

		1,197

Federal National Mortgage Association (FNMA) (12.82%)
4.50%, 1/1/2023 (e)	700	689
4.50%, 1/1/2038 (e)	700	662
5.00%, 1/1/2038 (e)	2,450	2,390
5.50%, 1/1/2038 (e)	4,300	4,295
6.50%, 1/1/2038 (e)	600	617
7.00%, 1/1/2038 (e)	200	208
8.00%, 2/1/2012	11	11
10.00%, 4/1/2016	11	12
4.50%, 9/1/2022	674	663
7.00%, 4/1/2023	2	2
7.50%, 4/1/2030	1	1
7.50%, 6/1/2030	47	50
7.50%, 11/1/2030	7	8
7.50%, 2/1/2031	23	25
8.00%, 12/1/2031	3	4
8.50%, 5/1/2032	49	53
7.00%, 6/1/2032	57	60
7.50%, 6/1/2032	42	45
7.00%, 10/1/2032	50	52
6.50%, 12/1/2032	187	193
7.00%, 10/1/2034	26	28
7.50%, 9/1/2035	81	86
6.88%, 1/1/2036 (d)	334	339
6.87%, 3/1/2036 (d)	141	143
6.90%, 3/1/2036 (d)	165	168
7.34%, 4/1/2036 (d)	222	226
7.36%, 4/1/2036 (d)	341	347
7.29%, 5/1/2036 (d)	165	169
7.32%, 5/1/2036 (d)	159	162
7.38%, 5/1/2036 (b)(d)	181	186
7.34%, 7/1/2036 (d)	123	126
7.35%, 7/1/2036 (d)	172	177
7.36%, 8/1/2036 (d)	112	114
6.03%, 4/1/2037 (b)	117	119
6.12%, 4/1/2037 (b)	108	110
5.50%, 6/1/2037	698	697

		13,237

Government National Mortgage Association (GNMA) (0.03%)
12.00%, 12/15/2012	17	19
10.50%, 4/15/2014	10	12

		31

U.S. Treasury (8.72%)
4.75%, 11/15/2008	800	809
4.88%, 5/15/2009	4,300	4,401
3.13%, 11/30/2009	200	200
4.63%, 2/29/2012	2,550	2,676
4.25%, 8/15/2015	900	924

		9,010

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$23,475

SHORT TERM INVESTMENTS (2.13%)
Commercial Paper (2.13%)
Fannie Mae Discount Notes
0.00%, 1/22/2008 (a)	$800	$799
Federal Home Loan Bank Discount Notes
0.00%, 1/18/2008 (a)	700	699
Freddie Mac Discount Notes
0.00%, 1/30/2008 (a)	700	698

		2,196

TOTAL SHORT TERM INVESTMENTS		$2,196

Total Investments		$95,438
Other Assets in Excess of Liabilities, Net - 7.59%		7,843

TOTAL NET ASSETS - 100.00%		$103,281

See accompanying notes

125

Schedule of Investments
Asset Allocation Account
December 31, 2007

(a)	Non-Income Producing Security

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $647 or 0.63% of net assets.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $618 or 0.60% of net assets.

(d)	Variable Rate

(e)	Security was purchased in a “to-be-announced” (“TBA “) transaction.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$20,397
Unrealized Depreciation	(2,412)

Net Unrealized Appreciation (Depreciation)	17,985
Cost for federal income tax purposes	77,453
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Australia 10 Year Bond; March 2008	11	$955	$944	$(11)

DJ EURO STOXX 50; March 2008	1	53	54	1

FTSE 100 Index; March 2008	6	754	771	17

Hang Seng Index; January 2008	5	905	895	(10)

H-SHARES Index; March 2008	10	1,062	1,036	(26)

Long Gilt; March 2008	6	1,314	1,316	2

MSCI SING IX; January 2008	7	412	414	2

SGX CNX NIFTY ETS; January 2008	114	1,364	1,403	39

SPI 200; March 2008	7	951	975	24

Topix Index; March 2008	23	3,234	3,026	(208)

U.S. 10 Year Note; March 2008	51	5,781	5,783	2

Sell:

DJ EURO STOXX 50; March 2008	2	127	130	(3)

Russell Mini; March 2008	13	1,002	1,004	(2)

S&P500 eMini; March 2008	22	1,612	1,625	(13)

S&P MID 400 eMini; March 2008	12	1,081	1,038	43

U.S. 2 Year Note; March 2008	17	3,574	3,574	—

U.S. 5 Year Note; March 2008	19	2,095	2,095	—

U.S. Long Bond; March 2008	15	1,746	1,746	—
All dollar amounts are shown in thousands (000’s)
See accompanying notes

126

Schedule of Investments
Asset Allocation Account
December 31, 2007
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	16.58%
Consumer, Non-cyclical	12.70%
Government	11.69%
Financial	10.49%
Industrial	7.37%
Communications	6.91%
Energy	6.80%
Technology	5.86%
Consumer, Cyclical	3.84%
Funds	3.52%
Asset Backed Securities	2.77%
Utilities	2.20%
Basic Materials	1.45%
Diversified	0.23%
Other Assets in Excess of Liabilities, Net	7.59%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Currency Contracts	59.50%
Futures	26.94%
See accompanying notes

127

Schedule of Investments
Asset Allocation Account
December 31, 2007
Foreign Currency Contracts

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Purchase Contracts	Date	Accept	In Exchange For	Value	(Depreciation)
Australian Dollar	3/13/2008	8,235,208	$7,264	$7,196	$(68)
Canadian Dollar	3/13/2008	1,659,932	1,647	1,683	36
Swiss Francs	3/13/2008	977,341	868	867	(1)
Chinese Renminbi	1/16/2008	53,375,659	7,271	7,326	55
Euro	3/13/2008	6,518,041	9,587	9,536	(51)
British Pounds	3/13/2008	2,218,344	4,508	4,406	(102)
Japanese Yen	3/13/2008	914,071,693	8,279	8,249	(30)
Norwegian Krone	3/13/2008	836,185	154	154	—
Swedish Krona	3/13/2008	1,554,053	243	241	(2)
Singapore Dollar	3/13/2008	246,244	172	172	—

					Net Unrealized
Foreign Currency	Delivery	Contracts to			Appreciation
Sale Contracts	Date	Deliver	In Exchange For	Value	(Depreciation)
Australian Dollar	3/13/2008	3,483,348	$3,076	$3,044	$32
Canadian Dollar	3/13/2008	4,739,727	4,698	4,807	(109)
Swiss Francs	3/13/2008	1,739,011	1,542	1,543	(1)
Euro	3/13/2008	4,976,538	7,319	7,280	39
British Pounds	3/13/2008	2,050,091	4,165	4,072	93
Japanese Yen	3/13/2008	97,232,513	879	877	2
South Africa Rand	3/13/2008	12,541	2	2	—
All dollar amounts are shown in thousands (000’s)
See accompanying notes

128

Schedule of Investments
Balanced Account
December 31, 2007

	Shares Held	Value (000’s)

COMMON STOCKS (61.11%)
Advertising Agencies (0.20%)
Omnicom Group Inc	4,330	$206

Advertising Services (0.02%)
inVentiv Health Inc (a)(b)	676	21

Aerospace & Defense (1.06%)
Boeing Co	3,864	338
Esterline Technologies Corp (a)(b)	680	35
General Dynamics Corp	3,629	323
Lockheed Martin Corp	2,452	258
Northrop Grumman Corp	1,400	110
Teledyne Technologies Inc (a)(b)	649	35
TransDigm Group Inc (b)	440	20

		1,119

Aerospace & Defense Equipment (0.37%)
BE Aerospace Inc (b)	1,052	56
Moog Inc (b)	424	19
Triumph Group Inc	470	39
United Technologies Corp	3,623	277

		391

Agricultural Chemicals (0.30%)
Monsanto Co	673	75
Mosaic Co/The (b)	2,564	242

		317

Airlines (0.08%)
Air France-KLM ADR	606	21
Allegiant Travel Co (a)(b)	417	13
Deutsche Lufthansa AG ADR	1,558	41
Republic Airways Holdings Inc (a)(b)	490	10

		85

Alternative Waste Tech (0.01%)
Calgon Carbon Corp (a)(b)	680	11

Apparel Manufacturers (0.00%)
G-III Apparel Group Ltd (b)	205	3

Applications Software (1.23%)
Compuware Corp (b)	4,557	40
Microsoft Corp	34,258	1,219
Progress Software Corp (b)	730	25
Verint Systems Inc (b)	703	14

		1,298

Athletic Footwear (0.22%)
Nike Inc	3,660	235

Audio & Video Products (0.16%)
Matsushita Electric Industrial Co Ltd ADR	4,936	101
Sony Corp ADR	1,212	66

		167

Auto — Car & Light Trucks (0.26%)
Fiat SpA ADR	2,424	62
Nissan Motor Co Ltd ADR (a)	3,745	81
Toyota Motor Corp ADR (a)	1,182	126

		269

Auto/Truck Parts & Equipment — Original (0.05%)
Borg Warner Inc	1,000	48
Tenneco Inc (b)	150	4

		52

Auto/Truck Parts & Equipment — Replacement (0.01%)
Aftermarket Technology Corp (a)(b)	448	12

Beverages — Non-Alcoholic (1.09%)
Coca-Cola Co/The	9,777	600
Pepsi Bottling Group Inc	2,259	89
PepsiCo Inc	6,031	458

		1,147

Beverages — Wine & Spirits (0.10%)
Central European Distribution Corp (a)(b)	760	44
Diageo PLC ADR	732	63

		107

Brewery (0.35%)
Anheuser-Busch Cos Inc	5,398	282
SABMiller PLC ADR	3,122	89

		371

Broadcasting Services & Programming (0.04%)
Liberty Global Inc — A Shares (b)	1,065	42

Building — Heavy Construction (0.01%)
Granite Construction Inc	310	11

Building & Construction — Miscellaneous (0.02%)
Dycom Industries Inc (b)	624	17

Building & Construction Products - Miscellaneous (0.03%)
Interline Brands Inc (a)(b)	1,220	27

Building Products — Cement & Aggregate (0.09%)
CRH PLC ADR (a)	1,767	62
Texas Industries Inc (a)	433	30

		92

Building Products — Doors & Windows (0.01%)
Apogee Enterprises Inc (a)	404	7
See accompanying notes

129

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Building Products — Light Fixtures (0.04%)
Genlyte Group Inc (b)	405	$39

Cable TV (0.04%)
Comcast Corp (b)	2,158	39

Cellular Telecommunications (0.15%)
Vodafone Group PLC ADR	4,253	159

Chemicals — Diversified (0.56%)
Bayer AG ADR	952	86
Celanese Corp	4,316	183
El Du Pont de Nemours & Co	6,071	268
FMC Corp	708	39
Rockwood Holdings Inc (a)(b)	590	19

		595

Chemicals — Specialty (0.25%)
Arch Chemicals Inc (a)	930	34
Hercules Inc	3,233	63
Lubrizol Corp	2,315	125
OM Group Inc (a)(b)	760	44

		266

Coatings & Paint (0.18%)
Sherwin-Williams Co/The	3,226	187

Collectibles (0.02%)
RC2 Corp (b)	757	21

Commercial Banks (1.55%)
Alabama National Bancorporation (a)	190	15
Allied Irish Banks PLC ADR	952	44
Bancfirst Corp	164	7
Banco Bilbao Vizcaya Argentaria SA ADR	4,156	101
Banco Santander SA ADR (a)	7,562	163
Bank of Hawaii Corp	2,755	141
Bank of Ireland ADR	1,307	79
Bank of Nova Scotia	2,026	102
Barclays PLC ADR (a)	830	34
BB&T Corp	1,880	58
Central Pacific Financial Corp (a)	851	16
City Bank/Lynnwood WA	361	8
City Holding Co	346	12
City National Corp/CA	350	21
Columbia Banking System Inc (a)	290	9
Community Bancorp/NV (b)	303	5
Cullen/Frost Bankers Inc	1,248	63
East West Bancorp Inc (a)	1,253	30
First Community Bancorp Inc/CA (a)	106	4
First State Bancorporation/NM	300	4
Green Bankshares Inc	318	6
HBOS PLC ADR (a)	3,978	58

HSBC Holdings PLC ADR (a)	803	67
IBERIABANK Corp	155	7
Integra Bank Corp	550	8
Kookmin Bank ADR (b)	892	65
M&T Bank Corp	519	42
National Bank of Greece SA ADR (a)	8,009	110
Pacific Capital Bancorp NA (a)	460	9
Pinnacle Financial Partners Inc (a)(b)	311	8
Preferred Bank/Los Angeles CA (a)	576	15
Prosperity Bancshares Inc	657	19
Royal Bank of Canada (a)	1,558	80
S&T Bancorp Inc	330	9
Southwest Bancorp Inc/Stillwater OK	226	4
Sterling Bancshares Inc/TX	1,055	12
Sterling Financial Corp/WA	1,001	17
SVB Financial Group (a)(b)	570	29
Toronto-Dominion Bank (a)	981	69
Trustmark Corp (a)	390	10
West Coast Bancorp/OR	326	6
Westpac Banking Corp ADR (b)	550	67

		1,633

Commercial Services (0.02%)
Steiner Leisure Ltd (a)(b)	460	20

Commercial Services — Finance (0.05%)
Morningstar Inc (a)(b)	315	25
Wright Express Corp (a)(b)	659	23

		48

Computer Aided Design (0.21%)
Ansys Inc (a)(b)	930	38
Aspen Technology Inc (a)(b)	1,780	29
Autodesk Inc (b)	2,991	149

		216

Computer Graphics (0.01%)
Trident Microsystems Inc (b)	2,305	15

Computer Services (0.09%)
Ciber Inc (b)	2,440	15
Manhattan Associates Inc (a)(b)	1,070	28
Ness Technologies Inc (b)	1,350	13
SI International Inc (a)(b)	410	11
SYKES Enterprises Inc (a)(b)	1,507	27

		94

Computer Software (0.01%)
Double-Take Software Inc (b)	520	11

Computers (2.21%)
Apple Inc (b)	4,172	826
Dell Inc (b)	3,843	94

See accompanying notes	130

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Computers (continued)
Hewlett-Packard Co	12,708	$642
International Business Machines Corp (a)	6,629	717
Sun Microsystems Inc (b)	2,491	45

		2,324

Computers — Integrated Systems (0.12%)
NCR Corp (b)	5,089	128

Computers — Memory Devices (0.27%)
EMC Corp/Massachusetts (b)	13,988	259
Seagate Technology	1,169	30

		289

Consulting Services (0.14%)
Accenture Ltd	1,970	71
FTI Consulting Inc (a)(b)	440	27
Huron Consulting Group Inc (b)	579	47

		145

Consumer Products — Miscellaneous (0.31%)
CSS Industries Inc	310	11
Jarden Corp (a)(b)	79	2
Kimberly-Clark Corp	4,185	290
Prestige Brands Holdings Inc (a)(b)	1,041	8
Tupperware Brands Corp	520	17

		328

Containers — Metal & Glass (0.25%)
Ball Corp	1,464	66
Owens-Illinois Inc (b)	4,004	198

		264

Cosmetics & Toiletries (0.93%)
Chattem Inc (a)(b)	390	29
Colgate-Palmolive Co	3,392	264
Procter & Gamble Co	9,296	683

		976

Data Processing & Management (0.16%)
Commvault Systems Inc (a)(b)	697	15
Dun & Bradstreet Corp	897	80
Mastercard Inc	327	70

		165

Diagnostic Equipment (0.04%)
Immucor Inc (a)(b)	1,100	37

Diagnostic Kits (0.03%)
Meridian Bioscience Inc	913	27

Dialysis Centers (0.04%)
Fresenius Medical Care AG & Co KGaA ADR	866	46

Distribution & Wholesale (0.10%)
Tech Data Corp (b)	410	16
United Stationers Inc (a)(b)	660	31
WESCO International Inc (b)	610	24
WW Grainger Inc	370	32

		103

Diversified Manufacturing Operations (2.76%)
3M Co	2,233	188
Barnes Group Inc	530	18
Cooper Industries Ltd	3,415	180
Eaton Corp	2,033	197
General Electric Co	32,986	1,223
Honeywell International Inc	5,688	350
Ingersoll-Rand Co Ltd	3,116	145
ITT Corp	3,479	230
Koppers Holdings Inc (a)	627	27
Parker Hannifin Corp	2,562	193
Siemens AG ADR (a)	640	101
Tomkins Pic ADR	3,752	52

		2,904

Diversified Minerals (0.23%)
Anglo American PLC ADR (a)	2,994	91
BHP Billiton Ltd ADR (a)	2,173	152

		243

Diversified Operations & Commercial Services (0.01%)
Chemed Corp	260	15

E-Commerce — Products (0.25%)
Amazon. Com Inc (b)	2,850	264

E-Commerce — Services (0.34%)
eBay Inc (b)	7,654	254
Expedia Inc (a)(b)	3,265	103

		357

Electric — Integrated (1.69%)
Allete Inc (a)	1,130	45
Alliant Energy Corp	1,444	59
Centerpoint Energy Inc	8,656	148
Consolidated Edison Inc	3,801	186
E.ON AG ADR	1,871	131
Edison International	1,346	72
Empire District Electric Co/The (a)	860	19
Enel SpA ADR (a)	1,310	77
FPL Group Inc	1,652	112
International Power PLC ADR (a)	620	56
Northeast Utilities	3,930	123
PNM Resources Inc (a)	808	17
Portland General Electric Co	1,237	34
PPL Corp	5,640	294

See accompanying notes	131

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electric — Integrated (continued)
Public Service Enterprise Group Inc	2,695	$265
Sierra Pacific Resources	2,348	40
Xcel Energy Inc	4,660	105

		1,783

Electric Products — Miscellaneous (0.43%)
Emerson Electric Co	5,089	288
GrafTech International Ltd (b)	2,255	40
Hitachi Ltd ADR	622	46
Sharp Corp ADR	4,352	78

		452

Electronic Components — Miscellaneous (0.20%)
Garmin Ltd (a)	1,263	123
Gentex Corp	1,690	30
Tyco Electronics Ltd	1,429	53

		206

Electronic Components — Semiconductors (1.31%)
Intel Corp	25,355	676
Intersil Corp	1,320	33
Mellanox Technologies Ltd (b)	340	6
MEMC Electronic Materials Inc (b)	2,770	245
Nvidia Corp (b)	7,548	257
ON Semiconductor Corp (a)(b)	5,314	47
Texas Instruments Inc	1,985	66
Zoran Corp (a)(b)	1,990	45

		1,375

Electronic Connectors (0.04%)
Thomas & Betts Corp (b)	819	40

Electronic Design Automation (0.05%)
Ansoft Corp (a)(b)	510	13
Magma Design Automation Inc (a)(b)	1,130	14
Synopsys Inc (b)	1,110	29

		56

Electronic Forms (0.19%)
Adobe Systems Inc (b)	4,768	204

Electronic Measurement Instruments (0.03%)
Analogic Corp	520	35

Electronic Parts Distribution (0.03%)
Avnet Inc (b)	990	35

Electronic Security Devices (0.01%)
LoJack Corp (a)(b)	607	10

E-Marketing & Information (0.01%)
Digital River Inc (b)	340	11

Engineering — Research & Development Services (0.22%)
ABB Ltd ADR	4,503	130
EMCOR Group Inc (b)	1,446	34
McDermott International Inc (b)	1,110	65

		229

Enterprise Software & Services (0.72%)
BMC Software Inc (b)	4,078	145
Informatica Corp (a)(b)	2,040	37
JDA Software Group Inc (b)	919	19
Omnicell Inc (a)(b)	1,110	30
Oracle Corp (b)	19,760	446
SAP AG ADR (a)	1,234	63
SYNNEX Corp (a)(b)	1,040	20

		760

Fiduciary Banks (0.66%)
Bank of New York Mellon Corp/The	7,893	385
Boston Private Financial Holdings Inc (a)	400	11
State Street Corp	3,710	301

		697

Finance — Credit Card (0.16%)
American Express Co	2,709	141
Discover Financial Services	2,080	31

		172

Finance — Investment Banker & Broker (1.87%)
Citigroup Inc	14,131	416
Goldman Sachs Group Inc/The	2,688	578
Investment Technology Group Inc (b)	461	22
JPMorgan Chase & Co	16,019	699
Lehman Brothers Holdings Inc	252	16
Merrill Lynch & Co Inc	159	9
Morgan Stanley	2,032	108
Nomura Holdings Inc ADR	3,425	57
Stifel Financial Corp (a)(b)	200	11
TD Ameritrade Holding Corp (b)	2,540	51

		1,967

Finance — Leasing Company (0.02%)
Financial Federal Corp	897	20
Marlin Business Services Corp (a)(b)	210	3

		23

Finance — Other Services (0.08%)
CME Group Inc	30	20
Nasdaq Stock Market Inc/The (b)	1,268	63

		83

Food — Miscellaneous/Diversified (0.76%)
General Mills Inc	1,290	74
Groupe Danone ADR	4,849	87
HJ Heinz Co	2,180	102
Kellogg Co	3,937	206

See accompanying notes	132

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Miscellaneous/Diversified (continued)
Kraft Foods Inc	810	$26
Nestle SA ADR	1,273	146
Ralcorp Holdings Inc (a)(b)	840	51
Unilever PLC ADR	2,814	105

		797

Food — Retail (0.31%)
Kroger Co/The	9,212	246
Tesco PLC ADR	2,804	79

		325

Food — Wholesale & Distribution (0.13%)
Spartan Stores Inc	1,520	35
SYSCO Corp	3,323	103

		138

Footwear & Related Apparel (0.05%)
Steven Madden Ltd (a)(b)	1,100	22
Wolverine World Wide Inc	1,300	32

		54

Gas — Distribution (0.44%)
Centrica PLC ADR	649	46
Energen Corp	2,328	150
Northwest Natural Gas Co (a)	790	38
Sempra Energy	2,729	169
South Jersey Industries Inc	581	21
Southern Union Co	1,470	43

		467

Health Care Cost Containment (0.20%)
McKesson Corp	3,169	208

Home Furnishings (0.03%)
Tempur-Pedic International Inc (a)	1,090	28

Hospital Beds & Equipment (0.04%)
Kinetic Concepts Inc (a)(b)	720	39

Hotels & Motels (0.01%)
Gaylord Entertainment Co (a)(b)	314	13

Human Resources (0.13%)
Hewitt Associates Inc (a)(b)	1,190	45
Manpower Inc	1,528	87

		132

Import & Export (0.30%)
ITOCHU Corp ADR (a)	476	46
Mitsubishi Corp ADR	2,199	121
Mitsui & Co Ltd ADR	186	79
Sumitomo Corp ADR	4,936	69

		315

Independent Power Producer (0.19%)
Mirant Corp (a)(b)	4,149	162
NRG Energy Inc (b)	709	31
Ormat Technologies Inc (a)	210	11

		204

Industrial Audio & Video Products (0.11%)
Dolby Laboratories Inc (b)	2,234	111

Instruments — Controls (0.08%)
Mettler Toledo International Inc (b)	766	87

Instruments — Scientific (0.34%)
Dionex Corp (b)	170	14
Thermo Fisher Scientific Inc (b)	4,521	261
Varian Inc (b)	371	24
Waters Corp (a)(b)	688	54

		353

Insurance Brokers (0.11%)
AON Corp	2,335	112
Hilb Rogal & Hobbs Co	180	7

		119

Internet Application Software (0.06%)
Dealer Track Holdings Inc (a)(b)	280	9
RealNetworks Inc (a)(b)	2,990	18
S1 Corp(a)(b)	2,140	16
Vocus Inc (a)(b)	670	23

		66

Internet Infrastructure Software (0.03%)
TIBCO Software Inc (a)(b)	4,160	34

Internet Security (0.04%)
McAfee Inc (b)	1,060	40

Internet Telephony (0.01%)
j2 Global Communications Inc (a)(b)	490	10

Intimate Apparel (0.03%)
Warnaco Group Inc/The (a)(b)	980	34

Investment Companies (0.13%)
American Capital Strategies Ltd (a)	2,835	93
Ares Capital Corp	1,964	29
Hercules Technology Growth Capital Inc	630	8
TICC Capital Corp (a)	640	6

		136

Investment Management & Advisory Services (0.27%)
Ameriprise Financial Inc	2,848	157
Franklin Resources Inc	1,018	117
National Financial Partners Corp	160	7

		281

See accompanying notes	133

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Lasers — Systems & Components (0.04%)
Cymer Inc (a)(b)	910	$36
Excel Technology Inc (b)	420	11

		47

Leisure & Recreation Products (0.04%)
WMS Industries Inc (a)(b)	1,160	42

Life & Health Insurance (0.54%)
Cigna Corp	3,415	183
Delphi Financial Group Inc	1,055	37
Prudential Financial Inc	1,856	173
Reinsurance Group of America Inc (a)	620	33
Unum Group	5,967	142

		568

Linen Supply & Related Items (0.02%)
Unifirst Corp/MA	472	18

Machinery — Construction & Mining (0.39%)
Astec Industries Inc (a)(b)	660	25
Bucyrus International Inc (a)	300	30
Caterpillar Inc	1,519	110
Komatsu Ltd ADR	952	103
Terex Corp (b)	2,191	144

		412

Machinery — Farm (0.30%)
Deere & Co	3,397	316

Machinery — General Industry (0.16%)
Gardner Denver Inc (b)	1,776	59
Manitowoc Co Inc/The	1,366	67
Middleby Corp (a)(b)	432	33
Wabtec Corp	410	14

		173

Machinery Tools & Related Products (0.05%)
Hardinge Inc (a)	980	17
Kennametal Inc	1,060	40

		57

Medical — Biomedical/Gene (0.23%)
Arngen Inc (b)	311	14
Applera Corp — Celera Group (a)(b)	2,060	33
Exelixis Inc (b)	1,110	10
Genzyme Corp (b)	890	66
Incyte Corp (a)(b)	1,990	20
Integra LifeSciences Holdings Corp (a)(b)	240	10
Invitrogen Corp (a)(b)	965	90

		243

Medical — Drugs (2.82%)
Abbott Laboratories	8,621	484
Adams Respiratory Therapeutics Inc (a)(b)	770	46

AstraZeneca PLC ADR	683	29
Bristol-Myers Squibb Co	10,743	285
Cubist Pharmaceuticals Inc (a)(b)	788	16
Eli Lilly & Co	5,878	314
Forest Laboratories Inc (b)	1,724	63
GlaxoSmithKline PLC ADR	1,228	62
Indevus Pharmaceuticals Inc (a)(b)	1,210	8
Merck & Co Inc	10,997	639
Novartis AG ADR	918	50
Pfizer Inc	23,599	536
Roche Holding AG ADR	1,235	105
Schering-Plough Corp	7,153	191
Sciele Pharma Inc (a)(b)	530	11
Shire PLC ADR (a)	692	48
Viropharma Inc (a)(b)	2,388	19
Wyeth	902	40
XenoPort Inc (a)(b)	330	18
Zymogenetics Inc (a)(b)	750	9

		2,973

Medical — Generic Drugs (0.06%)
Par Pharmaceutical Cos Inc (a)(b)	1,460	35
Watson Pharmaceuticals Inc (b)	1,106	30

		65

Medical — HMO (0.86%)
Aetna Inc	4,954	286
Coventry Health Care Inc (b)	780	46
Health Net Inc (b)	654	32
Humana Inc (b)	1,707	128
Sierra Health Services Inc (b)	682	29
UnitedHealth Group Inc	2,738	159
WellPoint Inc (b)	2,537	223

		903

Medical — Nursing Homes (0.01%)
Ensign Group Inc/The (b)	576	8

Medical — Outpatient & Home Medical Care (0.07%)
Air Methods Corp (a)(b)	180	9
Amedisys Inc (a)(b)	794	38
LHC Group Inc (a)(b)	370	9
Res-Care Inc (b)	660	17

		73

Medical — Wholesale Drug Distribution (0.03%)
AmerisourceBergen Corp	680	31

Medical Imaging Systems (0.02%)
IRIS International Inc (a)(b)	1,180	23

Medical Instruments (0.11%)
Medtronic Inc	1,255	63

See accompanying notes	134

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical Instruments (continued)
St Jude Medical Inc (b)	1,214	$49

		112

Medical Laboratory & Testing Service (0.05%)
Icon Pic ADR (b)	790	49

Medical Laser Systems (0.01%)
Palomar Medical Technologies Inc (a)(b)	794	12

Medical Products (0.83%)
Accuray Inc (a)(b)	507	8
Baxter International Inc	5,304	308
Johnson & Johnson	7,868	525
Zoll Medical Corp (a)(b)	1,318	35

		876

Metal — Aluminum (0.01%)
Kaiser Aluminum Corp (a)	170	14

Metal — Diversified (0.26%)
Freeport-McMoRan Copper & Gold Inc	2,639	270

Metal Processors & Fabrication (0.25%)
Dynamic Materials Corp (a)	211	12
Ladish Co Inc (a)(b)	427	19
Precision Castparts Corp	1,586	220
RBC Bearings Inc (a)(b)	270	12

		263

Miscellaneous Manufacturers (0.02%)
Aptargroup Inc (a)	630	26

Multi-Line Insurance (1.74%)
ACE Ltd	4,439	274
Allianz SE ADR (a)	6,062	129
American Financial Group Inc/OH (a)	1,185	34
American International Group Inc	6,822	398
AXA SA ADR (a)	2,276	90
Hartford Financial Services Group Inc	2,845	248
HCC Insurance Holdings Inc	1,380	40
ING Groep NV ADR (a)	3,021	118
MetLife Inc	4,705	290
XL Capital Ltd	2,275	114
Zurich Financial Services AG ADR	3,261	95

		1,830

Multimedia (0.78%)
Belo Corp	1,100	19
News Corp	336	7
Time Warner Inc	4,654	77
Viacom Inc (b)	5,530	243
Walt Disney Co/The	13,144	424

WPP Group PLC ADR (a)	849	55

		825

Networking Products (0.93%)
Anixter International Inc (a)(b)	498	31
Cisco Systems Inc (b)	26,741	724
Juniper Networks Inc (b)	5,548	184
Polycom Inc (a)(b)	1,473	41

		980

Non-Ferrous Metals (0.04%)
Brush Engineered Materials Inc (b)	101	4
RTI International Metals Inc (a)(b)	580	40

		44

Non-Hazardous Waste Disposal (0.03%)
Waste Connections Inc (a)(b)	957	30

Office Automation & Equipment (0.08%)
Canon Inc ADR	871	40
Ricoh Co Ltd ADR	433	39

		79

Oil — Field Services (0.74%)
Halliburton Co	6,479	246
Matrix Service Co (a)(b)	1,583	35
Schlumberger Ltd	3,946	388
Smith International Inc	901	66
Superior Energy Services (a)(b)	1,157	40

		775

Oil & Gas Drilling (0.52%)
Noble Corp (a)	3,318	188
Transocean Inc	2,481	355

		543

Oil Company — Exploration & Production (0.99%)
Apache Corp	2,799	301
Berry Petroleum Co	560	25
Mariner Energy Inc (a)(b)	860	20
Noble Energy Inc	436	35
Occidental Petroleum Corp	5,696	438
Perm Virginia Corp (a)	1,092	47
Petroquest Energy Inc (a)(b)	1,712	24
Rosetta Resources Inc (b)	821	16
St Mary Land & Exploration Co	1,160	45
Talisman Energy Inc	3,494	65
Whiting Petroleum Corp (b)	480	28

		1,044

Oil Company — Integrated (4.18%)
BG Group PLC ADR	952	109
BP PLC ADR	1,149	84
Chevron Corp	9,256	864

See accompanying notes	135

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Company — Integrated (continued)
ConocoPhillips	4,425	$391
ENI SpA ADR	1,573	114
Exxon Mobil Corp	22,519	2,110
Hess Corp	2,532	255
Marathon Oil Corp	2,365	144
Repsol YPF SA ADR (a)	1,723	61
Royal Dutch Shell PLC — A shares ADR	822	69
Royal Dutch Shell PLC — B shares ADR	671	56
Total SA ADR	1,688	139

		4,396

Oil Field Machinery & Equipment (0.48%)
Cameron International Corp (a)(b)	3,112	150
Dril-Quip Inc (a)(b)	641	35
National Oilwell Varco Inc (b)	4,369	321

		506

Oil Refining & Marketing (0.12%)
Alon USA Energy Inc (a)	240	7
Frontier Oil Corp	918	37
Holly Corp	1,061	54
Valero Energy Corp	383	27

		125

Paper & Related Products (0.10%)
Buckeye Technologies Inc (b)	710	9
International Paper Co	1,760	57
Rock-Tenn Co	1,440	36

		102

Pharmacy Services (0.53%)
Express Scripts Inc (b)	3,409	249
HealthExtras Inc (a)(b)	800	21
Medco Health Solutions Inc (b)	2,824	286

		556

Photo Equipment & Supplies (0.16%)
Eastman Kodak Co (a)	5,039	110
Olympus Corp ADR (a)	1,299	54

		164

Physician Practice Management (0.04%)
Pediatrix Medical Group Inc (b)	564	38

Power Converter & Supply Equipment (0.02%)
Advanced Energy Industries Inc (a)(b)	1,819	24

Printing — Commercial (0.03%)
Consolidated Graphics Inc (a)(b)	617	29

Private Corrections (0.05%)
Cornell Cos Inc (a)(b)	744	17
Geo Group me/The (a)(b)	1,176	33

		50

Property & Casualty Insurance (0.66%)
American Physicians Capital Inc	417$	17
Amtrust Financial Services Inc	576	8
Arch Capital Group Ltd (b)	400	28
Chubb Corp	4,454	243
CNA Surety Corp (b)	410	8
National Interstate Corp (a)	190	6
Navigators Group Inc (a)(b)	310	20
Selective Insurance Group (a)	497	12
Tower Group Inc (a)	760	25
Travelers Cos Inc/The	5,402	291
United America Indemnity Ltd (b)	600	12
Zenith National Insurance Corp	538	24

		694

Publicly Traded Investment Fund (1.15%)
iShares Russell 1000 Value Index Fund	650	52
iShares S&P500 Index Fund/US	7,877	1,155

		1,207

Publishing — Periodicals (0.04%)
Idearc Inc	2,359	41

Real Estate Operator & Developer (0.09%)
Brookfield Asset Management Inc	2,706	97

Recreational Centers (0.04%)
Life Time Fitness Inc (a)(b)	880	44

Regional Banks (1.72%)
Bank of America Corp	13,581	560
Fifth Third Bancorp	5,733	144
Keycorp	1,820	43
PNC Financial Services Group Inc	3,892	256
US Bancorp	11,343	360
Wachovia Corp	3,602	137
Wells Fargo & Co (a)	10,474	316

		1,816

Reinsurance (0.09%)
Argo Group International Holdings Ltd (b)	453	19
Aspen Insurance Holdings Ltd (a)	750	22
Axis Capital Holdings Ltd	810	31
Max Capital Group Ltd (a)	780	22

		94

REITS — Diversified (0.06%)
Entertainment Properties Trust	810	38
Investors Real Estate Trust	882	8
Washington Real Estate Investment Trust (a)	540	17

		63

See accompanying notes	136

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Healthcare (0.05%)
Senior Housing Properties Trust	2,374	$54
REITS — Hotels (0.16%)
Ashford Hospitality Trust Inc	2,000	14
DiamondRock Hospitality Co	1,920	29
FelCor Lodging Trust Inc	1,180	19
Hospitality Properties Trust	640	21
Host Hotels & Resorts Inc	5,187	88

		171

REITS — Mortgage (0.10%)
Annaly Capital Management Inc	2,470	45
Anthracite Capital Inc	1,020	7
Arbor Realty Trust Inc (a)	451	7
Deerfield Capital Corp (a)(b)	2,477	20
Gramercy Capital Corp/New York (a)	1,099	27

		106

REITS — Office Property (0.18%)
BioMed Realty Trust Inc	1,452	34
Boston Properties Inc	1,389	127
SL Green Realty Corp	300	28

		189

REITS — Regional Malls (0.16%)
Simon Property Group Inc	1,779	154
Taubman Centers Inc	363	18

		172

REITS — Shopping Centers (0.03%)
Inland Real Estate Corp	780	11
Kite Realty Group Trust	380	6
Saul Centers Inc	140	7
Urstadt Biddle Properties Inc	550	9

		33

REITS — Warehouse & Industrial (0.26%)
AMB Property Corp	700	40
Prologis	3,637	231

		271

Research & Development (0.04%)
Parexel International Corp (a)(b)	680	33
PharmaNet Development Group Inc (a)(b)	320	12

		45

Resorts & Theme Parks (0.04%)
Vail Resorts Inc (a)(b)	873	47

Respiratory Products (0.04%)
Respironics Inc (b)	604	40

Retail — Apparel & Shoe (0.32%)
Brown Shoe Co Inc	894	14
Coach Inc (b)	4,846	148

Dress Barn Inc (a)(b)	1,860	23
Guess ? Inc	1,935	73
Gymboree Corp (a)(b)	420	13
Men’s Wearhouse Inc	820	22
Phillips-Van Heusen Corp	940	35
Wet Seal me/The (a)(b)	5,772	13

		341

Retail — Appliances (0.01%)
Conn’s Inc (a)(b)	323	6

Retail — Auto Parts (0.10%)
Autozone Inc (b)	914	110

Retail — Automobile (0.01%)
Asbury Automotive Group Inc	770	12

Retail — Building Products (0.02%)
Home Depot Inc	880	24

Retail — Computer Equipment (0.14%)
GameStop Corp (b)	2,382	148

Retail — Discount (0.43%)
Big Lots Inc (a)(b)	1,606	26
Dollar Tree Stores Inc (b)	1,971	51
Target Corp	719	36
TJX Cos Inc	4,959	142
Wal-Mart Stores Inc	4,206	200

		455

Retail — Drug Store (0.04%)
CVS Caremark Corp	828	33
Walgreen Co	256	10

		43

Retail — Jewelry (0.17%)
Signet Group PLC ADR (a)	1,966	28
Tiffany & Co	3,311	152

		180

Retail — Major Department Store (0.04%)
Marks & Spencer Group PLC ADR	562	37

Retail — Restaurants (0.72%)
AFC Enterprises (a)(b)	514	6
Darden Restaurants Inc	1,050	29
McDonald’s Corp	8,668	510
Sonic Corp (a)(b)	550	12
Wendy’s International Inc	1,845	48
Yum! Brands Inc	4,026	154

		759

See accompanying notes	137

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Sporting Goods (0.02%)
Hibbett Sports Inc (a)(b)	1,169	$23

Rubber — Tires (0.09%)
Continental AG ADR	508	65
Cooper Tire & Rubber Co	1,480	25

		90

Rubber & Plastic Products (0.01%)
Myers Industries Inc	502	7

Savings & Loans — Thrifts (0.03%)
FirstFed Financial Corp (a)(b)	540	19
Franklin Bank Corp/Houston TX (a)(b)	630	3
WSFS Financial Corp	152	8

		30

Schools (0.07%)
ITT Educational Services Inc (a)(b)	883	75

Seismic Data Collection (0.05%)
Dawson Geophysical Co (a)(b)	192	14
ION Geophysical Corp (b)	2,216	35

		49

Semiconductor Component — Integrated Circuits (0.07%)
Emulex Corp (b)	1,900	31
Micrel Inc	1,596	13
Power Integrations Inc (b)	210	7
Standard Microsystems Corp (a)(b)	582	23

		74

Semiconductor Equipment (0.04%)
Varian Semiconductor Equipment Associates Inc (b)	1,229	45

Steel — Producers (0.48%)
AK Steel Holding Corp (b)	2,260	105
ArcelorMittal (a)	1,121	87
Claymont Steel Holdings Inc (a)(b)	290	7
Nucor Corp	3,161	187
POSCO ADR	408	61
Reliance Steel & Aluminum Co	1,056	57

		504

Telecommunication Equipment (0.11%)
ADC Telecommunications Inc (b)	1,950	30
Arris Group Inc (a)(b)	2,995	30
Comtech Telecommunications Corp (a)(b)	879	48
CPI International Inc (b)	370	6

		114

Telecommunication Equipment — Fiber Optics (0.01%)
Oplink Communications Inc (a)(b)	520	8

Telecommunication Services (0.25%)
Consolidated Communications Holdings Inc	1,300	26
Embarq Corp	2,570	127
NeuStar Inc (a)(b)	758	22
Premiere Global Services Inc (a)(b)	2,460	37
Singapore Telecommunications Ltd ADR	2,078	56

		268

Telephone — Integrated (2.15%)
Alaska Communications Systems Group Inc	1,625	24
AT&T Inc	27,763	1,154
BT Group PLC ADR	1,732	93
CenturyTel Inc	3,131	130
France Telecom SA ADR	1,818	65
Nippon Telegraph & Telephone Corp ADR	1,965	48
Royal KPN NV ADR	4,330	79
Sprint Nextel Corp	1,436	19
Telefonica SA ADR	1,299	127
Verizon Communications Inc	11,412	499
Windstream Corp	2,084	27

		2,265

Television (0.17%)
CBS Corp	5,796	158
Lin TV Corp (a)(b)	640	8
Sinclair Broadcast Group Inc	1,581	13

		179

Textile — Apparel (0.02%)
Perry Ellis International Inc (a)(b)	1,070	16

Theaters (0.03%)
Regal Entertainment Group (a)	1,894	34

Therapeutics (0.41%)
BioMarin Pharmaceutical Inc (a)(b)	810	29
Gilead Sciences Inc (b)	7,262	334
Isis Pharmaceuticals Inc (a)(b)	1,990	31
Medarex Inc (a)(b)	2,074	22
Progenies Pharmaceuticals Inc (a)(b)	720	13

		429

Tobacco (1.20%)
Alliance One International Inc (b)	1,540	6
Altria Group Inc	9,934	751
Imperial Tobacco Group PLC ADR	534	57
Loews Corp — Carolina Group	1,799	154
Reynolds American Inc	1,734	114
USTInc	3,315	182

		1,264

Tools — Hand Held (0.18%)
Makita Corp ADR	1,125	48

See accompanying notes	138

Schedule of Investments
Balanced Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Tools — Hand Held (continued)
Snap-On Inc	2,945	$142

		190

Toys (0.28%)
Hasbro Inc (a)	6,594	169
Jakks Pacific Inc (b)	1,194	28
Marvel Entertainment Inc (b)	290	8
Nintendo Co Ltd ADR	1,277	94

		299

Transactional Software (0.01%)
VeriFone Holdings Inc (a)(b)	521	12

Transport — Marine (0.05%)
Horizon Lines Inc (a)	745	14
Tidewater Inc	665	36

		50

Transport — Services (0.33%)
HUB Group Inc (a)(b)	760	20
United Parcel Service Inc	4,670	330

		350

Transport — Truck (0.00%)
Old Dominion Freight Line Inc (a)(b)	63	1

Vitamins & Nutrition Products (0.06%)
Herbalife Ltd (b)	860	35
NBTY Inc (b)	841	23
USANA Health Sciences Inc (a)(b)	240	9

		67

Web Portals (0.44%)
Google Inc (b)	669	463

Wire & Cable Products (0.01%)
Belden Inc	324	14

Wireless Equipment (0.29%)
EMS Technologies Inc (b)	580	18
Motorola Inc	1,040	17
Nokia OYJ ADR	3,550	136
Qualcomm Inc	2,696	106
RF Micro Devices Inc (a)(b)	2,350	13
Viasat Inc (a)(b)	550	19

		309

TOTAL COMMON STOCKS		$64,336

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (31.90%)
Advertising Services (0.00%)
RH Donnelley Corp
8.88%, 10/15/2017 (c)(d)	$5	$5

Aerospace & Defense Equipment (0.11%)
GenCorp Inc
9.50%, 8/15/2013	60	61
Goodrich Corp
6.80%, 7/ 1/2036	50	53

		114

Agricultural Operations (0.09%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	95	94

Airlines (0.13%)
American Airlines Inc
7.25%, 2 5/2009	35	35
Continental Airlines Inc
5.98%, 4/19/2022	30	28
Delta Air Lines Inc
7.11%, 9/18/2011	50	50
Southwest Airlines Co
6.15%, 8/1/2022 (c)	25	25

		138

Appliances (0.02%)
Whirlpool Corp
5.49%, 6/15/2009 (e)	25	25

Asset Backed Securities (3.60%)
Ameriquest Mortgage Securities Inc
5.16%, 3/25/2035 (e)	15	15
Argent Securities Inc
5.02%, 7/25/2036 (e)(f)	300	279
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (e)	275	273
Citigroup Mortgage Loan Trust Inc
5.02%, 3/25/2037 (e)	150	129
Countrywide Asset-Backed Certificates
5.93%, 1/25/2034 (e)	220	188
5.15%, 2/25/2036 (e)(f)	180	175
5.11%, 3/25/2036 (e)(f)	246	237
5.02%, 2/25/2037 (e)	150	136
5.03%, 6/25/2037 (e)	150	124
Countrywide Home Equity Loan Trust
5.23%, 5/15/2036 (e)(f)	127	116
First Franklin Mortgage Loan Asset Backed
5.14%, 9/25/2035 (e)	283	280
5.11%, 1 1/25/2035 (e)	400	386
First Horizon Asset Back Trust
5.00%, 10/25/2026 (e)	157	137
First-Citizens Home Equity Loan LLC
5.24%, 9/15/2022 (d)(e)	59	56

See accompanying notes	139

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Asset Backed Securities (continued)
GMAC Mortgage Corp Loan Trust
5.07%, 11/25/2036 (e)(f)	$216	$189
Great America Leasing Receivables
5.39%, 9/15/2011 (d)	30	30
JP Morgan Mortgage Acquisition Corp
5.03%, 4/25/2036 (e)(f)	200	191
5.45%, 11/25/2036	120	118
5.02%, 3/25/2037 (e)	75	67
Long Beach Mortgage Loan Trust
5.39%, 6/25/2034 (e)	30	28
4.97%, 10/25/2036 (e)(f)	275	259
5.03%, 12/25/2036 (e)	175	142
Marriott Vacation Club Owner Trust
5.52%, 5/20/2029 (d)(e)	43	43
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (e)	175	166
MSDWCC Heloc Trust
5.06%, 7/25/2017 (e)	26	25

		3,789

Auto — Car & Light Trucks (0.12%)
Daimler Finance North America LLC
4.75%, 1/15/2008	15	15
5.54%, 3/13/2009 (e)	75	74
5.75%, 9/8/2011	40	41

		130

Auto/Truck Parts & Equipment — Original (0.02%)
Tenneco Inc
10.25%, 7/15/2013	21	22
Automobile Sequential (0.23%)
Capital Auto Receivables Asset Trust
5.40%, 6/15/2010 (e)	50	50
5.52%, 3/15/2011 (e)	60	61
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	60	60
5.60%, 10/15/2012	20	20
WFS Financial Owner Trust
4.50%, 5/17/2013	55	55

		246

Beverages — Non-Alcoholic (0.03%)
PepsiAmericas Inc
5.75%, 7/31/2012	30	31
Beverages — Wine & Spirits (0.04%)
Constellation Brands Inc
8.38%, 12/15/2014	40	40
Brewery (0.03%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011	30	35
Broadcasting Services & Programming (0.04%)
Clear Channel Communications Inc
4.63%, 1/15/2008	45	45
Building & Construction Products — Miscellaneous (0.07%)

CRH America Inc
6.00%, 9/30/2016	25	24
6.40%, 10/15/2033	10	9
Interline Brands Inc
8.13%, 6/15/2014	45	45

		78

Building Products — Cement & Aggregate (0.09%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (e)	90	89

Building Products — Wood (0.26%)
Masco Corp
5.43%, 3/12/2010 (e)	265	256
Norbord Inc
8.13%, 3/20/2008	20	20

		276

Cable TV (0.17%)

Charter Comm Opt LLC/Cap
8.00%, 4/30/2012 (d)	40	39
COX Communications Inc
4.63%, 1/15/2010	30	30
6.75%, 3/15/2011	50	52
7.13%, 10/ 1/2012	5	5
Rogers Cable Inc
6.75%, 3/15/2015	50	53

		179

Casino Hotels (0.18%)

Caesars Entertainment Inc
8.88%, 9/15/2008	100	103
Harrah’s Operating Co Inc
5.50%, 7/ 1/2010	65	60
Wynn Las Vegas Capital Corp
6.63%, 12/ 1/2014 (d)	31	31

		194

Cellular Telecommunications (0.43%)

New Cingular Wireless Services Inc
8.13%, 5/1/2012	75	83
Nextel Communications Inc
5.95%, 3/15/2014	90	85
Rogers Wireless Inc
7.25%, 12/15/2012	65	71
6.38%, 3/ 1/2014	70	72
Rural Cellular Corp
8.25%, 3/15/2012	25	26
Vodafone Group PLC
5.33%, 6/15/201 l(e)	45	44
See accompanying notes

140

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(OOO’s)	(OOO’s)

BONDS (continued)
Cellular Telecommunications (continued)

Vodafone Group PLC (continued)
5.32%, 2/27/2012 (e)(f)	$75	$73

		454

Chemicals — Diversified (0.05%)
ICI Wilmington Inc
5.63%, 12/1/2013	55	57

Coal (0.04%)
Peabody Energy Corp
7.38%, 11/1/2016 (a)	40	41

Coatings & Paint (0.04%)
Valspar Corp
5.63%, 5/1/2012	20	20
6.05%, 5/1/2017	20	19

		39

Commercial Banks (0.23%)
BanColombia SA
6.88%, 5/25/2017	65	61
Commonwealth Bank of Australia
6.02%, 3/15/2036 (d)	40	37
VTB Capital SA
5.49%, 8/1/2008 (d)(e)(f)	100	99
Woori Bank
6.13%, 5/3/2016 (d)(e)	40	40

		237

Commercial Services (0.07%)
Iron Mountain Inc
8.25%, 7/1/2011	70	70

Computer Services (0.07%)
Sungard Data Systems Inc
9.13%, 8/15/2013	30	30
Unisys Corp
7.88%, 4/1/2008	45	45

		75

Computers — Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009	20	21

Computers — Memory Devices (0.05%)
Seagate Technology HDD Holdings
6.38%, 10/1/2011 (a)	20	20
6.80%, 10/1/2016	35	34

		54

Containers — Metal & Glass (0.06%)
Vitro SAB de CV
8.63%, 11 1/2012	45	42
9.13%, 2/1/2017	20	19

		61

Containers — Paper & Plastic (0.05%)
Pactiv Corp
5.88%, 7/15/2012	35	36
6.40%, 1/15/2018	15	15

		51

Credit Card Asset Backed Securities (0.31%)
American Express Credit Account Master Trust
5.26%, 8/15/201 l(d)(e)	30	30
Arran
5.21%, 12/15/2010 (e)(g)	100	98
Citibank Credit Card Master Trust I
5.44%, 3/1 0/2011 (e)	100	100
Providian Master Note Trust
5.10%, 11/15/2012 (d)	100	99

		327

Data Processing & Management (0.19%)
Dun & Bradstreet Corp
5.50%, 3/15/2011	30	31
Fidelity National Information Services
4.75%, 9/15/2008	75	74
Fiserv Inc
6.13%, 11/20/2012	95	97

		202

Diversified Financial Services (0.07%)
General Electric Capital Corp
6.38%, 11/15/2067 (e)	75	77
Diversified Manufacturing Operations (0.12%)
Carlisle Cos Inc
6.13%, 8/15/2016	50	52
Tyco Electronics Group SA
6.55%, 10/1/2017 (d)	75	77

		129

Diversified Operations (0.06%)
Capmark Financial Group Inc
5.53%, 5/10/2010 (d)(e)(f)	75	60

Drug Delivery Systems (0.05%)
Hospira Inc
5.31%, 3/30/2010 (e)(f)	50	50

E-Commerce — Products (0.02%)
FTDInc
7.75%, 2/15/2014	20	19

Electric — Distribution (0.03%)
Detroit Edison Co/The
5.45%, 2/15/2035	40	36

Electric — Generation (0.23%)
Indiantown Cogeneration LP
9.26%, 12/15/2010	43	45
See accompanying notes

141

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Generation (continued)
Korea East- West Power Co Ltd
4.88%, 4/21/2011 (d)	$20	$20
System Energy Resources Inc
6.20%, 10/1/2012	100	102
Tenaska Gateway Partners Ltd
6.05%, 12/30/2023 (d)	40	42
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (d)	28	28

		237

Electric — Integrated (1.17%)
Arizona Public Service Co
6.38%, 10/15/2011	30	31
6.50%, 3/1/2012	25	26
5.80%, 6/30/2014	45	45
6.25%, 8/1/2016	40	41
Baltimore Gas & Electric Co
5.90%, 10/1/2016	25	25
Carolina Power & Light Co
6.65%, 4/1/2008	50	50
Commonwealth Edison Co
6.15%, 3/15/2012	25	26
4.70%, 4/15/2015	50	47
5.95%, 8/15/2016	30	30
Consumers Energy Co
4.25%, 4/15/2008	10	10
Entergy Gulf States Inc
3.60%, 6/1/2008	30	30
5.90%, 12/ 8/2008 (d)(e)	70	70
Exelon Generation Co LLC
6.20%, 10/1/2017	50	50
Illinois Power Co
6.13%, 11/15/2017 (d)	55	56
Northeast Utilities
3.30%, 6/1/2008	25	25
North Western Corp
5.88%, 11/1/2014	65	64
Oncor Electric Delivery Co
6.38%, 5/1/2012	125	130
Public Service Co of Colorado
6.25%, 9/1/2037	30	31
Public Service Co of Oklahoma
6.63%, 11/15/2037	60	61
Puget Sound Energy Inc
3.36%, 6/1/2008	30	30
Sierra Pacific Power Co
6.25%, 4/15/2012	175	180
6.00%, 5/15/2016	50	49
TECO Energy Inc
6.91%, 5/1/2010 (e)	65	65
Transelec SA
7.88%, 4/15/2011	10	11
Union Electric Co
4.65%, 10/1/2013	35	34
Wisconsin Power & Light Co
6.38%, 8/15/2037	15	15

		1,232

Electric — Transmission (0.10%)
EEB International Ltd
8.75%, 10/3 1/2014 (d)	100	102

Electronic Components — Miscellaneous (0.05%)
Jabil Circuit Inc
5.88%, 7/15/2010	50	51

Electronic Components — Semiconductors (0.04%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/ 4/2013	40	41

Electronic Connectors (0.04%)
Thomas & Betts Corp
6.63%, 5/ 7/2008	40	40

Electronic Measurement Instruments (0.07%)
Agilent Technologies Inc
6.50%, ll/1/2017	70	71

Electronics — Military (0.06%)
L-3 Communications Corp
5.88%, 1/15/2015	65	63

Finance — Auto Loans (0.21%)
Ford Motor Credit Co LLC
5.80%, 1/12/2009	20	19
9.88%, 8/10/2011	100	95
7.80%, 6/1/2012	15	13
GMAC LLC
6.88%, 9/15/2011	40	34
6.00%, 12/15/2011	40	33
6.63%, 5/15/2012	30	25

		219

Finance — Commercial (0.46%)
CIT Group Inc
5.24%, 4/27/2011 (e)(f)	100	90
Textron Financial Corp
5.16%, 2/25/2011(e)(f)	100	97
6.00%, 2/15/2067 (a)(d)(e)	30	27
Textron Financial Floorplan Master Note
5.52%, 5/13/2010 (d)(e)(f)	275	275

		489

Finance — Consumer Loans (0.27%)
HSBC Finance Corp
4.13%, 11/16/2009	75	74
5.16%, 11/16/2009 (e)	75	74
See accompanying notes

142

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Consumer Loans (continued)
HSBC Finance Corp (continued)
7.00%, 5/15/2012	$65	$68
SLM Corp
5.24%, 7/26/2010 (e)	75	69

		285

Finance — Credit Card (0.14%)
Capital One Bank
5.00%, 6/15/2009	75	74
6.50%, 6/13/2013	60	59
Capital One Capital III
7.69%, 8/15/2036	20	16

		149

Finance — Investment Banker & Broker (1.04%)
Bear Stearns Cos Inc/The
5.16%, 4/29/2008 (e)	40	39
5.30%, 10/30/2015	15	14
Goldman Sachs Group Inc/The
3.88%, 1/15/2009	45	44
5.32%, 3/2/2010 (e)	75	74
6.45%, 5/1/2036	35	33
Jefferies Group Inc
6.45%, 6/ 8/2027	75	70
JPMorgan Chase & Co
5.25%, 5/1/2015	165	161
Lazard Group
7.13%, 5/15/2015	45	46
6.85%, 6/15/2017	30	30
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	35	31
Lehman Brothers Holdings Inc
6.20%, 9/26/2014	65	66
6.50%, 7/19/2017	40	40
Merrill Lynch & Co Inc
5.11%, 2/6/2009 (e)	160	159
6.05%, 8/15/2012	40	41
Morgan Stanley
5.52%, 1/15/2010 (e)	100	99
5.30%, 3/1/2013	30	30
4.75%, 4/1/2014	5	5
5.38%, 10/15/2015	120	117

		1,099

Finance — Leasing Company (0.09%)
International Lease Finance Corp
5.63%, 9/20/2013 (a)	44	44
5.65%, 6/1/2014	50	51

		95

Finance — Mortgage Loan/Banker (0.60%)
Countrywide Financial Corp
5.13%, 5/5/2008 (e)	100	91
5.21%, 12/19/2008 (e)	85	70
Countrywide Financial Corp (continued)
5.80%, 6/7/2012	65	48
6.25%, 5/15/2016	40	23
Fannie Mae
6.50%, 2/25/2047 (g)	30	31
Freddie Mac
5.50%, 9/15/203 1 (e)	100	99
Ginnie Mae
4.51%, 10/16/2028 (e)	59	59
3.96%, 6/16/2031	68	67
1.11%, 2/1 6/2047 (e)	561	25
0.85%, 3/16/2047 (e)	531	24
Residential Capital LLC
7.62%, 5/22/2009 (e)	75	53
7.50%, 2/22/201 1 (e)	65	40

		630

Finance — Other Services (0.02%)
Alamosa Delaware Inc
8.50%, 1/31/2012	20	20
Financial Guarantee Insurance (0.03%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (a)	20	15
MGIC Investment Corp
5.63%, 9/15/2011	20	18

		33

Food — Miscellaneous/Diversified (0.07%)
Corn Products International Inc
8.45%, 8/15/2009	45	48
Kraft Foods Inc
5.39%, 8/1 1/2010 (e)	30	30

		78

Food — Retail (0.17%)
Delhaize Group
6.50%, 6/15/2017	35	36
Safeway Inc
5.21%, 3/27/2009 (e)	50	50
Tesco PLC
6.15%, 11/15/2037 (d)	100	97

		183

Gas — Distribution (0.07%)
Sempra Energy
4.75%, 5/15/2009	40	40
Southern Union Co
6.15%, 8/16/2008	30	30

		70

Health Care Cost Containment (0.03%)
McKesson Corp
5.25%, 3/1/2013	30	30
See accompanying notes

143

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (1.55%)
Bear Stearns Asset Backed Securities Trust
5.02%, 8/25/2036 (e)(f)	$200	$186
Citigroup Mortgage Loan Trust Inc
5.14%, 10/25/2035 (e)(f)	200	199
5.02%, 12/25/2035 (e)(f)	199	196
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	75	67
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	90	81
5.81%, 10/25/2036	35	28
6.05%, 12/25/2037 (e)	65	59
GSAA Trust
5.01%, 4/25/2047 (e)(f)	149	138
IXIS Real Estate Capital Trust
5.12%, 9/25/2035 (e)	19	18
Option One Mortgage Loan Trust
5.92%, 5/25/2034 (e)	85	77
4.97%, 7/25/2036 (e)(f)	225	219
Residential Asset Securities Corp
5.06%, 5/25/2035 (e)(f)	62	62
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (e)	48	46
WAMU Asset-Backed Certificates
5.03%, 5/25/2037 (e)	85	75
Wells Fargo Home Equity Trust
5.37%, 4/25/2034 (e)(f)	110	104
5.15%, 10/25/2035 (d)(e)	84	79

		1,634

Home Equity — Sequential (0.13%)
Countrywide Asset-Backed Certificates
5.39%, 4/25/2036	75	72
5.51%, 8/25/2036	65	63

		135

Industrial Automation & Robots (0.02%)
Rockwell Automation Inc/DE
5.65%, 12/ 1/2017	20	20

Insurance Brokers (0.04%)
Willis North America Inc
6.20%, 3/28/2017	45	45

Investment Companies (0.22%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (d)	100	101
Xstrata Finance Canada Ltd
6.90%, 11/15/2037 (d)	80	79
Xstrata Finance Dubai Ltd
5.23%, 11/13/2009 (d)(e)	50	50

		230

Investment Management & Advisory Services (0.06%)
Ameriprise Financial Inc
7.52%, 6/ 1/2066 (e)	60	60

Life & Health Insurance (0.15%)
Cigna Corp
6.15%, 11/15/2036	30	28
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (d)(e)	35	35
Lincoln National Corp
5.65%, 8/27/2012	20	21
6.05%, 4/20/2067 (e)	25	23
StanCorp Financial Group Inc
6.88%, 10/ 1/2012	25	27
Unum Group
5.86%, 5/15/2009	20	20

		154

Machinery — Farm (0.05%)
Case New Holland Inc
6.00%, 6/ 1/2009 (a)	50	50

Medical — Biomedical/Gene (0.05%)
Amgen Inc
5.85%, 6/1/2017 (d)	50	51
Medical — Drugs (0.18%)
Abbott Laboratories
5.60%, 11/30/20 17 (a)	120	123
Angiotech Pharmaceuticals Inc
8.87%, 12/1/20 13 (e)	65	62

		185

Medical — HMO (0.46%)
Coventry Health Care Inc
5.88%, 1/15/2012	90	92
6.30%, 8/15/2014	65	67
5.95%, 3/15/2017	25	25
Health Net Inc
6.38%, 6/ 1/2017	70	68
UnitedHealth Group Inc
5.50%, 11/15/2012 (d)	80	81
6.63%, 11/15/2037 (d)	80	81
WellPoint Inc
5.85%, 1/15/2036	50	46
6.38%, 6/15/2037	30	29

		489

Medical — Wholesale Drug Distribution (0.09%)
AmerisourceBergen Corp
5.63%, 9/15/2012	40	40
Cardinal Health Inc
5.65%, 6/15/2012 (d)	50	52

		92

See accompanying notes

144

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Medical Instruments (0.03%)
Boston Scientific Corp
6.00%, 6/15/2011	$35	$34

Medical Laboratory & Testing Service (0.01%)
Quest Diagnostics Inc
6.40%, 7/ 1/2017	10	10

Metal — Diversified (0.07%)
Falconbridge Ltd
5.38%, 6/ 1/2015	15	15
Freeport-McMoRan Copper & Gold Inc
8.25%, 4/1/2015	20	21
8.38%, 4/1/2017	20	22
Xstrata Canada Corp
7.25%, 7/15/2012	15	16

		74

Metal Processors & Fabrication (0.02%)
Commercial Metals Co
6.50%, 7/15/2017	20	21
Money Center Banks (0.17%)
Comerica Capital Trust II
6.58%, 2/20/2037	45	36
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (d)(e)	50	45
Unicredit Luxembourg Finance SA
6.00%, 10/3 1/2017 (d)	100	99

		180

Mortgage Backed Securities (10.28%)
Adjustable Rate Mortgage Trust
5.09%, 11/25/2035 (e)	50	49
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (e)	143	141
Bane of America Commercial Mortgage Inc
4.86%, 7/10/2043 (a)	205	198
4.97%, 7/10/2043	40	37
5.33%, 9/10/2045	100	101
5.31%, 10/10/2045 (e)	80	80
5.68%, 7/10/2046 (e)	75	75
Bane of America Funding Corp
5.23%, 7/20/2036 (e)(f)	225	217
Bear Stearns Adjustable Rate Mortgage Trust
3.54%, 6/25/2034 (e)	50	49
Bear Stearns Alt-A Trust
5.02%, 11/25/2036 (e)(f)	165	163
5.03%, 4/25/2037 (e)(f)	126	118
Bear Stearns Commercial Mortgage Securities Corp
5.47%, 6/11/2041	130	133
Bear Stearns Commercial Mortgage Securities Inc
0.49%, 5/11/2039 (d)(e)	444	7
Bear Stearns Commercial Mortgage Securities Inc (continued)
3.24%, 2/11/2041	15	15
Bella Vista Mortgage Trust
5.20%, 5/20/2045 (e)(f)	130	122
Chase Mortgage Finance Corp
5.44%, 3/25/2037 (e)	122	123
Citigroup Commercial Mortgage Trust
6.28%, 10/15/2049 (e)	1,420	35
Citigroup/Deutsche Bank Commercial Mortgage
0.43%, 10/15/2048 (e)	2,518	53
0.34%, 12/11/2049 (e)	1,820	30
Commercial Mortgage Pass Through Certificates
4.05%, 10/15/2037	198	196
5.03%, 5/10/2043 (e)	25	23
0.06%, 12/10/2046 (e)	1,463	18
5.25%, 12/10/2046	70	70
5.82%, 12/10/2049 (e)	100	91
Countrywide Alternative Loan Trust
6.10%, 7/20/2035 (e)(g)	47	45
Countrywide Asset-Backed Certificates
5.27%, 4/25/2036 (e)(f)	200	132
Countrywide Home Loan Mortgage Pass
Through Certificates
4.59%, 12/19/2033 (e)	225	220
5.16%, 4/25/2046 (e)(f)	180	166
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (e)	60	62
0.58%, 9/15/2039 (d)	1,463	40
5.81%, 9/15/2039	80	82
0.06%, 12/15/2039	479	8
0.67%, 12/15/2039 (e)	1,776	56
CS First Boston Mortgage Securities Corp
1.11%, 3/15/2036 (d)(e)	427	10
0.40%, 5/15/2036 (d)(e)	686	6
0.58%, 7/15/2036 (d)(e)	771	13
4.95%, 7/15/2037	120	111
0.14%, 11/15/2037 (d)(e)	1,313	26
7.66%, 9/15/204 1 (e)	30	32
CW Capital Cobalt Ltd
5.17%, 8/15/2048	105	105
First Union National Bank Commercial
Mortgage Securities Inc
8.09%, 5/17/2032	45	48
Ge Capital Commercial Mortgage Corp
0.25%, 5/10/2014	2,935	33
5.61%, 4/10/20 17 (e)	135	134
4.98%, 5/10/2043	220	214
5.33%, 11/10/2045 (e)	60	56
5.33%, 11/10/2045 (e)	200	201
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (e)(f)	147	141
See accompanying notes

145

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Greenpoint Mortgage Funding Trust (continued)
5.18%, 10/25/2045 (e)(f)	$156	$149
Greenwich Capital Commercial Funding Corp
5.48%, 2/10/2017	205	201
0.28%, 6/10/2036 (d)(e)	4,810	42
5.91%, 7/10/2038 (e)	70	71
0.32%, 3/10/2039 (d)(e)	1,283	27
GS Mortgage Securities Corp II
0.65%, 11/10/2039	998	38
5.80%, 8/10/2045 (e)	65	66
Impac CMB Trust
5.18%, 4/25/2035 (e)	25	24
Impac Secured Assets CMN Owner Trust
5.15%, 3/25/2036 (e)(f)	300	292
Indymac Index Mortgage Loan Trust
5.05%, 1/25/2037 (e)(f)	160	157
5.11%, 6/25/2037 (e)(g)	136	133
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (d)(e)	492	16
5.02%, 1/12/2037	15	15
5.12%, 9/12/2037 (e)	25	23
1.11%, 1/12/2039 (d)(e)	616	16
5.45%, 6/12/2041 (e)	75	75
0.22%, 1/15/2042 (d)(e)	1,385	22
4.78%, 7/15/2042	90	85
5.59%, 5/12/2045 (e)	55	54
5.44%, 5/15/2045 (e)	100	98
5.30%, 5/15/2047 (e)	105	105
5.47%, 6/12/2047	75	74
5.82%, 6/15/2049 (e)	60	61
6.20%, 2/12/2051 (d)	55	52
JP Morgan Mortgage Trust
5.30%, 7/25/2035	47	46
4.95%, 1 1/25/2035 (e)	125	124
5.30%, 4/25/2036 (e)	19	19
5.82%, 6/25/2036 (e)(f)	81	81
5.82%, 6/25/2036 (e)	35	36
5.97%, 6/25/2036 (e)	28	28
5.95%, 8/25/2036 (e)	170	168
5.56%, 10/25/2036 (e)	180	175
5.72%, 4/25/2037 (e)	55	55
LB Commercial Conduit Mortgage Trust
6.21%, 10/15/2035	448	450
LB-UBS Commercial Mortgage Trust
5.97%, 3/15/2026 (f)	100	100
4.44%, 12/15/2029 (e)	100	99
4.31%, 2/15/2030	195	192
5.74%, 6/15/2032	67	68
0.61%, 3/15/2034 (d)(e)	579	4
0.33%, 3/15/2036 (d)(e)	521	14
1.12%, 3/15/2036 (d)(e)	436	10
0.66%, 8/15/2036 (d)(e)	596	9
5.41%, 9/15/2039 (e)	25	24
5.46%, 2/15/2040 (e)	245	240
5.48%, 2/15/2040 (e)	60	57
5.49%, 2/15/2040 (e)	105	103
6.24%, 7/17/2040 (e)	60	57
Merrill Lynch Alternative Note Asset
5.07%, 4/25/2037 (e)(g)	150	128
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016	90	91
5.61%, 5/12/2039 (e)	85	86
5.66%, 5/12/2039 (e)	60	60
0.52%, 2/12/2042 (e)	1,793	19
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (e)	55	54
0.54%, 8/12/2048 (e)	997	37
0.06%, 12/12/2049 (e)	723	10
5.75%, 6/12/2050 (e)	100	91
Morgan Stanley Capital I
0.97%, 1/13/2041 (d)(e)	391	12
0.04%, 12/15/2043 (d)(e)	1,038	13
5.63%, 4/12/2049 (e)	70	71
5.81%, 4/12/2049	60	54
Sequoia Mortgage Trust
5.12%, 2/20/2034 (e)	82	81
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (e)	43	43
Structured Adjustable Rate Mortgage Loan Trust
5.25%, 12/25/2035	50	50
5.25%, 2/25/2036 (e)	67	67
Structured Asset Securities Corp
5.50%, 6/25/2036 (e)	100	82
Thornburg Mortgage Securities Trust
5.01%, 1/25/2036 (e)(f)	208	207
Wachovia Bank Commercial Mortgage Trust
0.23%, 1 1/15/2035 (d)	1,603	16
0.42%, 10/15/2041 (d)(e)	2,535	34
0.26%, 3/15/2042 (d)(e)	3,761	36
4.94%, 4/15/2042	210	203
5.25%, 12/15/2043	65	65
5.48%, 12/15/2043	20	18
5.60%, 12/15/2043	50	41
4.52%, 5/15/2044	65	64
5.80%, 7/15/2045	100	100
WaMu Commercial Mortgage Securities Trust
3.83%, 1/25/2035 (d)	51	50
WaMu Mortgage Pass Through Certificates
3.79%, 6/25/2034 (e)	85	84
See accompanying notes

146

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
WaMu Mortgage Pass Through Certificates (continued)
4.68%, 5/25/2035 (e)	$40	$40
5.23%, 7/25/2044 (e)	25	25
5.39%, 1/25/2045 (e)	81	66
5.24%, 11/25/2045 (e)(f)	135	131
5.09%, 8/25/2046 (e)(f)	250	241
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (e)	176	148
Wells Fargo Mortgage Backed Securities
4.20%, 3/25/2035 (e)	69	68

		10,826

Multi-Line Insurance (0.37%)
Allstate Corp/The
6.13%, 5/15/2037 (e)	50	48
CNA Financial Corp
6.00%, 8/15/2011	40	41
Genworth Financial Inc
6.15%, 11/15/2066 (e)	45	41
ING Grop NV
5.78%, 12/8/2035	75	70
Metropolitan Life Global Funding I
5.14%, 3/17/2009 (d)(e)	160	160
XL Capital Ltd
6.50%, 12/31/2049 (e)	30	26

		386

Multimedia (0.25%)
News America Inc
6.63%, 1/9/2008	45	45
6.20%, 12/15/2034	15	15
6.65%, 11/15/2037 (d)	100	103
Viacom Inc
5.34%, 6/16/2009 (e)(f)	75	74
5.75%, 4/30/2011	30	30

		267

Mutual Insurance (0.03%)
Liberty Mutual Group Inc
7.00%, 3/15/2037 (d)(e)	35	32

Non-Hazardous Waste Disposal (0.06%)
Allied Waste North America Inc
5.75%, 2/15/2011	25	24
Oakmont Asset Trust
4.51%, 12/22/2008 (d)	35	35

		59

Office Automation & Equipment (0.07%)
Xerox Corp
5.50%, 5/15/2012	30	30
6.40%, 3/15/2016	25	26

6.75%, 2/1/2017	20	21

		77

Office Furnishings — Original (0.02%)
Steelcase Inc
6.50%, 8/15/2011	20	21
Oil — Field Services (0.10%)
BJ Services Co
5.29%, 6/1/2008 (e)	100	100

Oil Company — Exploration & Production (0.55%)
Anadarko Petroleum Corp
5.39%, 9/15/2009 (e)(f)	75	74
Chesapeake Energy Corp
7.50%, 9/15/2013	60	61
EnCana Corp
6.63%, 8/15/2037	45	47
Newfield Exploration Co
6.63%, 9/1/2014	40	40
Nexen Inc
5.05%, 11/20/2013	50	49
6.40%, 5/15/2037	35	35
Pioneer Natural Resources Co
6.65%, 3/15/2017	50	48
Swift Energy Co
7.63%, 7/15/2011	50	50
7.13%, 6/ 1/2017	50	47
Talisman Energy Inc
6.25%, 2/1/2038	30	29
Western Oil Sands Inc
8.38%, 5/ 1/2012	25	28
XTO Energy Inc
5.90%, 8/ 1/2012	70	73

		581

Oil Company — Integrated (0.21%)
Husky Energy Inc
6.15%, 6/15/2019	45	45
6.80%, 9/15/2037	50	53
Petrobras International Finance Co
8.38%, 12/10/2018	40	48
Petro-Canada
5.95%, 5/15/2035	30	29
Petronas Capital Ltd
7.88%, 5/22/2022 (d)	20	25
Suncor Energy Inc
6.50%, 6/15/2038	15	16

		216

Oil Refining & Marketing (0.20%)
Premcor Refining Group Inc/The
6.75%, 2/1/2011	70	74
9.50%, 2/ 1/2013	40	42

See accompanying notes	147

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil Refining & Marketing (continued)
Tesoro Corp
6.25%, 11/1/2012	$50	$50
6.63%, 11/1/2015	20	20
6.50%, 6/ 1/2017	25	25

		211

Paper & Related Products (0.05%)
Alto Parana SA
6.38%, 6/9/2017 (d)	40	40
Celulosa Arauco y Constitucion SA
5.13%, 7/9/2013	15	14

		54

Pharmacy Services (0.08%)
Medco Health Solutions Inc
7.25%, 8/15/2013	60	66
Omnicare Inc
6.75%, 12/15/2013	10	9
6.88%, 12/15/2015	15	14

		89

Pipelines (0.63%)
Boardwalk Pipelines LLC
5.50%, 2/1/2017	25	25
CenterPoint Energy Resources Corp
6.13%, 11/1/2017	10	10
6.63%, 11/1/2037	10	10
Consolidated Natural Gas Co
5.00%, 3/ 1/2014	30	29
El Paso Natural Gas Co
5.95%, 4/15/2017	15	15
Enbridge Energy Partners LP
4.00%, 1/15/2009	20	20
Enbridge Inc
5.80%, 6/15/2014	50	51
National Fuel Gas Co
5.25%, 3/ 1/2013	30	30
Northwest Pipeline Corp
5.95%, 4/15/2017	25	25
ONEOK Partners LP
5.90%, 4/ 1/2012	45	46
Pacific Energy Partners LP
6.25%, 9/15/2015	130	130
Southern Natural Gas Co
5.90%, 4/ 1/2017 (d)	30	30
TEPPCO Partners LP
7.63%, 2/15/2012	35	38
Transportadora de Gas del Sur SA
7.88%, 5/14/2017 (a)(d)	30	26
Williams Cos Inc
7.13%, 9/ 1/2011	130	137
Williams Partners LP/Williams Partners
7.25%, 2/ 1/2017	40	41

		663

Property & Casualty Insurance (0.11%)
Chubb Corp
6.38%, 3/29/2037 (e)	35	34
Progressive Corp/The
6.70%, 6/15/2037	30	28
Travelers Cos Inc/The
6.25%, 3/15/2067 (e)	30	28
WR Berkley Corp
6.25%, 2/15/2037	30	28

		118

Real Estate Operator & Developer (0.06%)
Duke Realty LP
5.63%, 8/15/2011	15	15
Regency Centers LP
8.45%, 9/ 1/2010	20	22
5.88%, 6/15/2017	25	24

		61

Regional Banks (0.38%)
BAC Capital Trust XIII
5.39%, 3/15/2043 (e)	75	63
BAC Capital Trust XIV
5.63%, 3/15/2043 (e)	45	40
Capital One Financial Corp
5.70%, 9/15/2011	30	29
Fleet Capital Trust II
7.92%, 12/11/2026	80	83
SunTrust Preferred Capital I
5.85%, 12/31/2049 (e)	30	26
Wachovia Corp
5.63%, 12/15/2008	115	115
6.38%, 2/1/2009	10	10
Wells Fargo & Co
3.12%, 8/15/2008	35	35

		401

Reinsurance (0.13%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034	50	48
PartnerRe Finance II
6.44%, 12/ 1/2066 (e)	25	22
Platinum Underwriters Finance Inc
7.50%, 6/ 1/2017	60	62

		132

REITS — Apartments (0.10%)
AvalonBay Communities Inc
5.50%, 1/15/2012	35	35
BRE Properties Inc
5.50%, 3/15/2017	30	29
UDR Inc
6.50%, 6/15/2009	35	36

		100

See accompanying notes	148

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
REITS — Diversified (0.13%)
iStar Financial Inc
5.33%, 9/15/2009 (e)(f)	$50	$46
5.50%, 3/9/2010 (e)	50	45
5.85%, 3/15/2017	60	49

		140

REITS — Healthcare (0.14%)
HCP Inc
5.44%, 9/15/2008 (e)(f)	50	50
5.65%, 12/15/2013	55	53
6.00%, 1/30/2017	35	33
Nationwide Health Properties Inc
6.50%, 7/15/2011	15	16

		152

REITS —Hotels (0.11%)
Hospitality Properties Trust
6.30%, 6/15/2016	35	34
6.70%, 1/15/2018	80	79

		113

REITS — Office Property (0.12%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	45	45
5.70%, 5/ 1/2017	35	32
Highwoods Properties Inc
5.85%, 3/15/2017	25	24
HRPT Properties Trust
5.59%, 3/16/2011 (e)	25	24

		125

REITS — Regional Malls (0.01%)
Simon Property Group LP
4.60%, 6/15/2010	15	15
REITS — Shopping Centers (0.02%)
Federal Realty Investment Trust
6.20%, 1/15/2017	20	20
REITS — Warehouse & Industrial (0.09%)
Prologis
5.28%, 8/24/2009 (e)(f)	100	97
Rental — Auto & Equipment (0.10%)
Erac USA Finance Co
5.90%, 11/15/2015 (d)	65	62
United Rentals North America Inc
7.75%, 11/15/2013 (a)	50	44

		106

Retail — Petroleum Products (0.08%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	80	84

Retail — Propane Distribution (0.05%)
Inergy LP/Inergy Finance Corp
8.25%, 3/ 1/2016	50	52

Satellite Telecommunications (0.08%)
Intelsat Corp
6.38%, 1/15/2008	80	80

Savings & Loans — Thrifts (0.15%)
Washington Mutual Inc
5.54%, 1/15/2010 (e)(f)	175	163
Sovereign (0.06%)
Mexico Government International Bond
5.94%, 1/13/2009 (e)	60	60

Special Purpose Entity (0.34%)
BAE Systems Holdings Inc
6.40%, 12/15/201l(d)	60	63
5.20%, 8/15/2015 (d)	65	63
Capital One Capital IV
6.75%, 2/17/2037	30	22
JP Morgan Chase Capital XXII
6.45%, 2/ 2/2037	20	18
Petroplus Finance Ltd
6.75%, 5/ 1/2014 (d)	80	74
QBE Capital Funding II LP
6.80%, 6/29/2049 (c)(d)(e)	35	34
Regency Energy Partners LP/Regency Energy
Finance Corp
8.38%, 12/15/2013	63	65
Williams Cos Inc Credit Linked Certificates
8.16%, 5/1/2009 (d)(e)	20	20

		359

Steel — Producers (0.15%)
Ispat Inland ULC
9.75%, 4/1/2014	130	141
Steel Dynamics Inc
6.75%, 4/1/2015 (d)	20	19

		160

Telecommunication Services (0.10%)
MasTec Inc
7.63%, 2/ 1/2017	40	38
Qwest Corp
7.88%, 9/1/2011	60	62
Telcordia Technologies Inc
8.99%, 7/15/2012 (d)(e)	10	9

		109

Telephone — Integrated (0.42%)
AT&T Corp
7.30%, 11/15/201 l(e)	50	54
Deutsche Telekom International Finance
5.06%, 3/23/2009 (e)	75	75

See accompanying notes	149

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Telephone — Integrated (continued)
France Telecom SA
7.75%, 3/ 1/2011 (e)	$75	$81
Royal KPN NV
8.00%, 10/1/2010	20	21
Telecom Italia Capital SA
5.39%, 2/1/2011 (e)	25	25
5.82%, 7/18/2011 (e)	45	44
Telefonica Emisiones SAU
5.86%, 2/4/2013 (c)	30	31
Telefonica Europe BV
7.75%, 9/15/2010	105	112

		443

Television (0.19%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	100	102
Univision Communications Inc
7.85%, 7/15/2011	100	100

		202

Tobacco (0.10%)
Reynolds American Inc
7.25%, 6/1/2013	75	79
6.75%, 6/15/2017	20	21

		100

Transport — Rail (0.07%)
CSX Corp
6.25%, 3/15/2018	60	60
Union Pacific Corp
4.70%, 1/ 2/2024	19	18

		78

Transport — Services (0.14%)
FedEx Corp
3.50%,4/ 1/2009	25	25
TGI International Ltd
9.50%, 10/ 3/2017 (c)(d)	115	120

		145

Vitamins & Nutrition Products (0.07%)
NBTY Inc
7.13%, 10/1/2015	70	68

Wire & Cable Products (0.05%)
Superior Essex Communications LLC/Essex Group
9.00%, 4/15/2012	50	48

TOTAL BONDS		$33,584

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (19.85%)
Federal Home Loan Mortgage Corporation (FHLMC) (5.20%)
4.50%, 1/1/2023 (h)	340	334
5.00%, 1/1/2023 (h)	135	135
5.50%, 1/1/2023 (h)	75	76
5.50%, 1/ 1/2038 (h)	1,420	1,417
6.00%, 1/ 1/2038 (h)	1,570	1,593
6.50%, 6/ 1/2017	73	75
5.00%, 5/ 1/2018	298	299
5.50%, 12/ 1/2022	88	89
7.00%, 12/ 1/2027	44	46
6.00%, 1/ 1/2029	57	58
7.50%, 8/ 1/2030	4	4
8.00%, 12/ 1/2030	47	51
7.50%, 1/ 1/2031	10	10
6.50%, 5/ 1/2031	16	17
6.50%, 6/ 1/2031	48	49
6.50%, 11/1/2031	17	18
5.50%, 4/ 1/2033	120	120
6.50%, 10/ 1/2035	80	82
6.00%, 8/ 1/2036	44	45
6.50%, 11/1/2036	83	85
4.67%, 8/ 1/2035 (e)	38	38
4.99%, 9/ 1/2035 (e)	94	95
6.56%, 7/ 1/2036 (e)	80	82
5.68%, 10/ 1/2036 (e)	282	284
6.51%, 10/ 1/2036 (e)	36	37
6.50%, 1/ 1/2037 (e)	58	59
6.51%, 1/ 1/2037 (e)	106	109
5.56%, 2/ 1/2037 (e)	72	72
5.63%, 2/ 1/2037 (e)	92	93

		5,472

Federal National Mortgage Association (FNMA) (8.00%)
4.50%, 1/ 1/2023 (h)	580	571
5.00%, 1/ 1/2023 (h)	150	150
5.50%, 1/ 1/2023 (h)	330	334
5.00%, 1/ 1/2038 (h)	2,410	2,351
5.50%, 1/ 1/2038 (h)	1,975	1,973
6.00%, 1/ 1/2038 (h)	1,010	1,025
6.50%, 1/ 1/2038 (h)	330	339
6.50%, 3/ 1/2008	1	1
6.00%, 4/ 1/2008	2	2
6.00%, 5/ 1/2009	9	9
6.00%, 5/ 1/2009	4	4
6.00%, 11/1/2009	7	7
6.00%, 12/ 1/2009	1	1
6.00%, 5/ 1/2010	4	4
4.50%, 9/ 1/2010	89	89
4.50%, 1/ 1/2020	44	43
6.00%, 2/ 1/2025	135	137
6.50%, 2/ 1/2032	41	43
5.50%, 1/ 1/2033	279	280

See accompanying notes	150

Schedule of Investments
Balanced Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
4.24%, 6/ 1/2034 (e)	$35	$35
4.34%, 7/ 1/2034 (e)	20	20
4.28%, 12/ 1/2034 (e)	52	52
4.59%, 3/ 1/2035 (e)	57	56
5.73%, 2/ 1/2036 (e)	37	37
5.65%, 6/ 1/2036 (e)	112	114
5.79%, 6/ 1/2036 (e)(g)	21	22
6.00%, 2/ 1/2036	103	105
6.50%, 8/ 1/2036	73	75
5.44%, 1/ 1/2037 (e)	77	78
5.50%, 1/ 1/2037 (e)	234	240
6.50%, 1/ 1/2037	166	171
5. 47%, 3/ 1/2037 (e)	53	55

		8,423

Government National Mortgage Association (GNMA) (0.94%)
5.50%, 1/ 1/2038 (h)	645	650
6.00%, 1/15/2029	206	211
7.00%, 5/15/2031	22	23
6.00%, 6/15/2032	20	21
6.00%, 9/20/2026	54	55
7.00%, 2/20/2032	31	33

		993

U.S. Treasury (5.71%)
3.13%, 11/30/2009 (a)	1,400	1,401
3.50%, 2/15/2010 (a)	950	958
4.50%, 4/30/2012 (a)	575	601
4.25%, 8/15/2013 (a)	425	440
4.75%, 5/15/2014 (a)	200	213
8.13%, 8/15/2019 (a)	175	236
7.13%, 2/15/2023 (a)	575	742
6.00%, 2/15/2026 (a)	305	361
6.25%, 5/15/2030 (a)	850	1,062

		6,014

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$20,902

SHORT TERM INVESTMENTS (2.74%)
Commercial Paper (2.74%)
Investment in Joint Trading Account; General
Electric Capital
4.00%, 1/ 2/2008	$2,887	$2,887

TOTAL SHORT TERM INVESTMENTS		$2,887

REPURCHASE AGREEMENTS (7.43%)
Finance — Investment Banker & Broker (7.43%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,031,000; 5.38% -5. 50%; dated 03/15/11 -05/18/16) (f)	$1,021	$1,021
Merrill Lynch Repurchase Agreement; 4.30% dated 12/3 1/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $6,875,000; 0.00% -6.50%; dated 0l/15/08 - 06/09/33) (f)	6,801	6,799

		7,820

Money Center Banks (0.00%)
Deutsche Bank Repurchase Agreement; 4.40% dated 12/3 1/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,000; 0.00% - 5.13%; dated 01/18/08 -05/15/30) (f)	3	3

TOTAL REPURCHASE AGREEMENTS		$7,823

Total Investments		$129,532

Liabilities in Excess of Other Assets, Net — (23.03)%		(24,249)

TOTAL NET ASSETS - 100.00%
		$105,283

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security purchased on a when-issued basis.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1 933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $3,506 or 3.33% of net assets.

(e)	Variable Rate

(f)	Security was purchased with the cash proceeds from securities loans.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $457 or 0.43% of net assets.

(h)	Security was purchased in a “to-be-announced” (“TBA”) transaction. See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$11,060
Unrealized Depreciation	(4,206)

Net Unrealized Appreciation (Depreciation)	6,854
Cost for federal income tax purposes	122,678
All dollar amounts are shown in thousands (000‘s)

See accompanying notes	151

Schedule of Investments
Balanced Account
December 31, 2007

Portfolio Summary (unaudited)
Sector	Percent

Financial	26.45%
Mortgage Securities	24.71%
Consumer, Non-cyclical	13.97%
Industrial	9.51%
Energy	8.78%
Communications	8.07%
Technology	7.23%
Asset Backed Securities	6.08%
Government	5.77%
Consumer, Cyclical	4.55%
Utilities	3.92%
Basic Materials	2.78%
Funds	1.15%
Diversified	0.06%
Liabilities in Excess of Other Assets, Net	(23.03%)

TOTAL NET ASSETS	100.00%

See accompanying notes	152

Schedule of Investments
Bond Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (0.00%)
Independent Power Producer (0.00%)
Dynegy Inc (a)	71	$1

TOTAL COMMON STOCKS		$1

PREFERRED STOCKS (2.16%)
Cable TV (0.06%)
Comcast Corp 6.63%	7,600	156
Comcast Corp 7.00%	5,437	122

		278

Commercial Banks (0.16%)
ASBC Capital I	1,300	31
Barclays Bank PLC 7.10%	13,400	318
Royal Bank of Scotland Group PLC — series L	6,600	119
Royal Bank of Scotland Group PLC — series S	8,100	164
VNB Capital Trust I	4,178	103

		735

Diversified Financial Services (0.09%)
Citigroup Capital X	6,000	111
Citigroup Capital XVI	7,700	146
General Electric Capital Corp 6.00%	6,100	147

		404

Electric — Integrated (0.23%)
Alabama Power Co Series 07-B	14,100	328
FPL Group Capital Inc 7.45%	13,300	346
Georgia Power Co 5.90%	14,300	354
PPL Capital Funding Inc	3,000	71

		1,099

Fiduciary Banks (0.04%)
BNY Capital V	9,900	206

Finance — Consumer Loans (0.03%)
HSBC Finance Corp	6,100	143

Finance — Credit Card (0.03%)
Capital One Capital II	6,700	127

Finance — Investment Banker & Broker (0.10%)
JP Morgan Chase Capital XI	3,400	67
JP Morgan Chase Capital XIV	2,400	49
Lehman Brothers Holdings Capital Trust	4,000	76
Morgan Stanley Capital Trust IV	9,900	189
Morgan Stanley Capital Trust V	5,210	91

		472

Finance — Mortgage Loan/Banker (0.00%)
Countrywide Financial Corp	2,000	24

Finance — Other Services (0.03%)
ABN AMRO Capital Funding Trust VII	8,300	154

Financial Guarantee Insurance (0.01%)
Financial Security Assurance Holdings Ltd 5.60%	2,200	$35

Investment Companies (0.04%)
Allied Capital Corp	11,600	197

Investment Management & Advisory Services (0.04%)
Deutsche Bank Contingent Capital Trust	9,600	207

Life & Health Insurance (0.09%)
Delphi Financial Group Inc 7.38%	3,400	62
Delphi Financial Group Inc 8.00%	4,100	97
PLC Capital Trust IV	2,100	46
Protective Life Corp	6,800	149
Prudential PLC 6.50%	2,500	50
Torchmark Capital Trust III	1,600	37

		441

Money Center Banks (0.07%)
Santander Finance Preferred SA Unipersonal 6.50% (b)	9,400	196
Santander Finance Preferred SA Unipersonal 6.80% (a)	5,100	112

		308

Multi—Line Insurance (0.13%)
Aegon NV 6.38%	2,500	49
Aegon NV 7.25%	7,503	166
American International Group Inc	4,000	84
ING Groep NV 6.38%	3,000	60
ING Groep NV 7.05%	7,700	169
ING Groep NV 7.38%	3,400	81

		609

Multimedia (0.02%)
Viacom Inc	4,700	104

Property & Casualty Insurance (0.10%)
Arch Capital Group Ltd 7.88%	3,600	84
Berkley W R Capital Trust	14,300	300
Markel Corp	4,500	108

		492

Regional Banks (0.36%)
Bank One Capital VI	3,600	84
Fifth Third Capital Trust V (c)	5,400	116
Fifth Third Capital Trust VI (a)	8,000	166
Fleet Capital Trust VIII	8,400	197
KeyCorp Capital IX	14,400	273
Keycorp Capital VI	1,000	19
National City Capital Trust II	1,500	25
National City Capital Trust III	6,100	102
PNC Capital Trust D (c)	10,200	214

See accompanying notes	153

Schedule of Investments
Bond Account
December 31, 2007

	Shares	Value
	Held	(000’s)

PREFERRED STOCKS (continued)
Regional Banks (continued)
USB Capital VI	5,600	$108
Wachovia Capital Trust IV	2,500	50
Wachovia Capital Trust IX	3,400	68
Wachovia Preferred Funding	1,800	41
Wells Fargo Capital XI	12,600	260

		1,723

Reinsurance (0.03%)
PartnerRe Ltd — Series C	2,600	50
RenaissanceRe Holdings Ltd — Series D	4,900	91

		141

REITS — Apartments (0.02%)
BRE Properties Inc — Series C	4,900	95

REITS — Diversified (0.11%)
Duke Realty Corp — Series L	15,000	295
PS Business Parks Inc — Series H	5,300	104
PS Business Parks Inc — Series I	2,000	38
Vornado Realty Trust — Series I	3,500	69

		506

REITS — Shopping Centers (0.06%)
Developers Diversified Realty Corp 7.38%	2,500	51
Developers Diversified Realty Corp 7.50%	3,700	77
Kimco Realty Corp	4,700	107
Weingarten Realty Investors 6.50%	2,500	49

		284

REITS — Single Tenant (0.03%)
Realty Income Corp — Series D	6,600	140

REITS — Storage (0.00%)
Public Storage Inc 7.00%; Series N	1,000	20

REITS — Warehouse & Industrial (0.05%)
AMB Property Corp — series P	10,100	217

Special Purpose Entity (0.16%)
Citigroup Capital XVII	3,200	61
CORTS Trust for AIG	4,000	79
CORTS Trust for Aon Capital	3,500	89
CORTS Trust for First Union Institutional Capital I 8.20%	8,500	215
Merrill Lynch Capital Trust I	6,200	120
Merrill Lynch Capital Trust II	3,900	75
PreferredPlus TR-CCR1 5.75%	1,200	24
PreferredPlus TR-CCR1 6.00%	2,200	44
SATURNS 5.75%	400	8
SATURNS 6.00%	1,800	36

		751

Telephone — Integrated (0.05%)
AT&T Inc	9,500	$229

Television (0.02%)
CBS Corp 6.75%	4,800	92

TOTAL PREFERRED STOCKS		$10,233

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (83.95%)
Advertising Agencies (0.05%)
Interpublic Group of Cos Inc
6.25%, 11/15/2014	$250	212

Advertising Services (0.06%)
RH Donnelley Corp
8.88%, 1/15/2016	225	210
8.88%, 10/15/2017 (b)(d)	55	51

		261

Aerospace & Defense Equipment (0.19%)
GenCorp Inc
9.50%, 8/15/2013	423	427
Goodrich Corp
6.80%, 7/1/2036	450	481

		908

Agricultural Operations (0.12%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	550	546

Airlines (0.34%)
American Airlines Inc
7.25%, 2/5/2009	360	358
Continental Airlines Inc
5.98%, 4/19/2022	320	299
Delta Air Lines Inc
7.11%, 9/18/2011	250	250
Northwest Airlines Inc
7.03%, 11/1/2019	415	401
Southwest Airlines Co
6.15%, 8/1/2022 (d)	295	301

		1,609

Appliances (0.07%)
Whirlpool Corp
5.49%, 6/15/2009 (e)	325	325

Asset Backed Securities (6.39%)
Ameriquest Mortgage Securities Inc
5.16%, 3/25/2035 (e)	86	83
5.10%, 7/25/2035 (e)	101	100
Chase Funding Mortgage Loan Asset-Backed Certificates
5.37%, 9/25/2033 (e)	361	329

See accompanying notes	154

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Asset Backed Securities (continued)
CNH Equipment Trust
6.05%, 9/15/2010 (e)(f)	$460	$460
5.26%, 2/15/2011 (e)	214	214
Countrywide Asset-Backed Certificates
5.38%, 6/25/2035 (e)	720	660
5.11%, 3/25/2036 (e)(g)	1,473	1,421
5.11%, 4/25/2036 (e)	1,750	1,701
5.02%, 2/25/2037 (e)	1,750	1,581
5.03%, 6/25/2037 (e)	1,425	1,174
5.00%, 11/25/2037 (e)	985	869
Countrywide Home Equity Loan Trust
5.26%, 12/15/2035 (e)(g)	799	768
5.23%, 5/15/2036 (e)(g)	891	811
First Franklin Mortgage Loan Asset Backed Certificates
4.93%, 3/25/2036 (e)(g)	538	533
First Horizon Asset Back Trust
5.02%, 10/25/2034 (e)	655	536
First-Citizens Home Equity Loan LLC
5.24%, 9/15/2022 (b)(e)	340	328
Ford Credit Floorplan Master Owner Trust
5.48%, 6/15/2011 (e)	450	439
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (e)	1,000	955
5.07%, 11/25/2036 (e)(g)	1,922	1,685
Great America Leasing Receivables
5.39%, 9/15/2011 (b)	255	259
JP Morgan Mortgage Acquisition Corp
5.03%, 4/25/2036 (e)(g)	1,525	1,459
5.45%, 11/25/2036	1,225	1,204
4.94%, 3/25/2037 (e)	636	618
5.02%, 3/25/2037 (e)	720	642
Lehman XS Trust
5.06%, 9/25/2035 (e)	874	871
Long Beach Mortgage Loan Trust
5.39%, 6/25/2034 (e)(g)	170	157
5.02%, 7/25/2036 (e)	1,245	913
4.97%, 10/25/2036 (e)(g)	2,300	2,166
5.03%, 12/25/2036 (e)	1,600	1,296
Marriott Vacation Club Owner Trust
5.52%, 5/20/2029 (b)(e)	388	388
Morgan Stanley ABS Capital I
5.05%, 2/25/2036 (e)	1,600	1,519
MSDWCC Heloc Trust
5.06%, 7/25/2017 (e)	171	164
SACO I Inc
5.01%, 6/25/2036 (e)(g)	1,110	1,023
Swift Master Auto Receivables Trust
5.13%, 6/15/2012 (e)	600	591
Volkswagen Credit Auto Master Trust
4.97%, 7/20/2010 (e)	275	275
Washington Mutual Asset-Backed Certificates
5.05%, 4/25/2036 (e)(g)	1,400	1,319
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (e)	787	771

		30,282

Auto — Car & Light Trucks (0.43%)
Daimler Finance North America LLC
4.75%, 1/15/2008	110	110
5.54%, 3/13/2009 (e)(g)	1,425	1,415
5.75%, 9/8/2011	385	391
General Motors Corp
7.13%, 7/15/2013	150	130

		2,046

Auto/Truck Parts & Equipment — Original (0.21%)
American Axle & Manufacturing Inc
7.88%, 3/ 1/2017	225	203
Stanadyne Corp
10.00%, 8/15/2014	100	97
Tenneco Inc
10.25%, 7/15/2013	346	368
8.13%, 11/15/2015 (b)	125	124
Titan International Inc
8.00%, 1/15/2012	200	193

		985

Auto/Truck Parts & Equipment — Replacement (0.05%)
Allison Transmission
11.00%, ll/l/2015(b)(c)	250	227
Automobile Sequential (2.11%)
AmeriCredit Automobile Receivables Trust
5.27%, 4/ 6/2012 (e)	325	321
Americredit Prime Automobile Receivable Trust
5.62%, 2/8/2009 (e)	1,575	1,574
Capital Auto Receivables Asset Trust
5.18%, 11/15/2008 (e)	215	215
3.92%, 11/16/2009	600	598
6.02%, 1/15/2010 (b)(e)(f)	525	524
5.26%, 3/15/2010 (e)	1,000	998
5.40%, 6/15/2010 (e)	275	274
5.52%, 3/15/2011 (e)	670	679
Capital One Auto Finance Trust
5.04%, 7/15/2011 (e)	1,110	1,107
5.07%, 10/15/2012 (e)	795	784
Ford Credit Auto Owner Trust
5.30%, 6/15/2012	600	599
5.60%, 10/15/2012	240	240
5.69%, 1 1/15/2012 (e)	180	179
Honda Auto Receivables Owner Trust
5.21%, 2/15/2011 (e)	525	522
Hyundai Auto Receivables Trust
5.43%, 1/17/2012 (e)	335	333

See accompanying notes	155

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Automobile Sequential (continued)
WFS Financial Owner Trust
3.93%, 2/17/2012 (g)	$637	$635
4.50%, 5/17/2013	410	410

		9,992

Beverages - Non- Alcoholic (0.12%)
Cott Beverages USA Inc
8.00%, 12/15/2011	250	233
PepsiAmericas Inc
5.75%, 7/31/2012	320	334

		567

Beverages - Wine & Spirits (0.28%)
Constellation Brands Inc
7.25%, 5/15/2017 (b)	175	162
Diageo Finance BV
4.95%, 3/30/2009 (e)(g)	1,150	1,152

		1,314

Brewery (0.04%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011	150	174
Coors Brewing Co
6.38%, 5/15/2012	10	11

		185

Broadcasting Services & Programming (0.18%)
Clear Channel Communications Inc
4.63%, 1/15/2008	450	450
4.50%, 1/15/2010	250	231
Fisher Communications Inc
8.63%, 9/15/2014	175	179

		860

Building & Construction - Miscellaneous (0.04%)
Dycom Industries Inc
8.13%, 10/15/2015	200	198

Building & Construction Products - Miscellaneous (0.16%)
CRH America Inc
6.00%, 9/30/2016	350	342
6.40%, 10/15/2033	180	169
Interline Brands Inc
8.13%, 6/15/2014	225	223

		734

Building Products - Cement & Aggregate (0.35%)
C8 Capital SPV Ltd
6.64%, 12/29/2049 (b)(c)(e)	840	796
Martin Marietta Materials Inc
5. 13%, 4/30/2010 (e)	855	846

		1,642

Building Products - Wood (0.10%)
Masco Corp
5.43%, 3/12/2010 (e)	300	290

Norbord Inc
8.13%, 3/20/2008	200	200

		490

Cable TV (0.63%)
Cablevision Systems Corp
8.00%, 4/15/2012 (c)	300	291
CCH I Holdings LLC/CCH I Holdings Capital Corp
11.00%, 10/ 1/2015 (c)	175	143
Charter Communications Operating LLC/Charter Communications Operating Capital
8.38%, 4/30/2014 (b)	150	145
Comcast Corp
5.54%, 7/14/2009 (e)(g)	750	747
COX Communications Inc
4.63%, 1/15/2010	365	362
6.75%, 3/15/2011	395	414
EchoStar DBS Corp
6.63%, 10/ 1/2014	300	299
Rogers Cable Inc
6.75%, 3/15/2015	550	579

		2,980

Casino Hotels (0.30%)
Harrah’s Operating Co Inc
5.50%, 2/ 1/2010	375	348
MGM Mirage
6.75%, 4/ 1/2013	175	170
Wynn Las Vegas Capital Corp
6.63%, 12/ 1/2014 (b)	923	907

		1,425

Casino Services (0.07%)
Choctaw Resort Development Enterprise
7.25%, 11/15/2019 (b)	347	335

Cellular Telecommunications (1.02%)
America Movil SAB de CV
4.96%, 6/27/2008 (b)(e)(g)	200	199
New Cingular Wireless Services Inc
8.13%, 5/1/2012	625	695
Nextel Communications Inc
5.95%, 3/15/2014 (c)	560	526
Rogers Wireless Inc
7.25%, 12/15/2012	700	759
8.00%, 12/15/2012	500	522
6.38%, 3/ 1/2014	630	649
US Unwired Inc
10.00%, 6/15/2012	275	292
Vodafone Group PLC
5.33%, 6/15/2011 (e)	415	405
5.32%, 2/27/2012 (e)(g)	800	782

		4,829

See accompanying notes	156

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Chemicals — Diversified (0.34%)
Huntsman LLC
11.50%, 7/15/2012	$600	$654
ICI Wilmington Inc
5.63%, 12/1/2013	295	303
Ineos Group Holdings Plc
8.50%, 2/15/2016 (b)(c)	175	156
Nova Chemicals Corp
7.86%, 11/15/2013 (e)	250	234
Phibro Animal Health Corp
10.00%, 8/1/2013 (b)	100	100
Reichhold Industries Inc
9.00%, 8/15/2014 (b)	175	174

		1,621

Chemicals — Specialty (0.12%)
Hercules Inc
6.75%, 10/15/2029	225	217
Nalco Co
7.75%, 11/15/2011	200	202
NewMarket Corp
7.13%, 12/15/2016	125	124

		543

Coal (0.05%)
Alpha Natural Resources LLC/Alpha Natural
Resources Capital Corp
10.00%, 6/1/2012	125	132
Peabody Energy Corp
7.38%, 11/1/2016 (c)	85	87

		219

Coatings & Paint (0.08%)
Valspar Corp
5.63%, 5/1/2012	195	197
6.05%, 5/1/2017	205	198

		395

Commercial Banks (2.21%)
BanColombia SA
6.88%, 5/25/2017	595	553
Barclays Bank PLC
5.93%, 12/31/2049 (b)(c)(e)	655	609
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (b)(e)	700	674
BOI Capital Funding No 2 LP
5.57%, 8/29/2049 (b)(e)	325	281
Commonwealth Bank of Australia
6.02%, 3/15/2036 (b)	350	326
Credit Agricole SA/London
6.64%, 5/31/2049 (b)(e)	405	376
Glitnir Banki HF
5.40%, 10/15/2008 (b)(e)	350	350
HSBC America Capital Trust I
7.81%, 12/15/2026 (b)	850	884
HSBC Holdings PLC
6.50%, 9/15/2037	700	678
KeyBank NA
5.03%, 11/3/2009 (c)(e)	1,000	998
Lloyds TSB Group PLC
6.27%, 11/29/2049 (b)(e)	530	481
M&I Marshall & Ilsley Bank
5.40%, 12/4/2012 (e)(g)	1,100	1,037
Royal Bank of Scotland Group PLC
7.64%, 3/31/2049 (d)(e)	500	514
6.99%, 10/29/2049 (b)(d)(e)	500	499
Societe Generale
5.92%, 4/29/2049 (b)(e)	240	222
United Overseas Bank Ltd
4.50%, 7/2/2013 (b)	170	161
Wachovia Bank NA/Charlotte NC
7.80%, 8/18/2010	1,025	1,106
Woori Bank
6.13%, 5/3/2016 (b)(e)	355	357
6.21%, 5/2/2037 (e)	445	386

		10,492

Commercial Services (0.18%)
ARAMARK Corp
8.41%, 2/1/2015 (e)	250	244
Iron Mountain Inc
8.25%, 7/1/2011	415	413
6.63%, 1/1/2016	200	189

		846

Computer Services (0.03%)
Sungard Data Systems Inc
9.13%, 8/15/2013	150	153

Computers — Integrated Systems (0.23%)
NCR Corp
7.13%, 6/15/2009	1,075	1,111

Computers — Memory Devices (0.16%)
Seagate Technology HDD Holdings
6.38%, 10/1/2011	190	187
6.80%, 10/1/2016	605	590

		777

Consumer Products — Miscellaneous (0.10%)
American Achievement Corp
8.25%, 4/1/2012	200	195
Blyth Inc
5.50%, 11/1/2013	150	129
Jarden Corp
7.50%, 5/1/2017	150	129

		453

See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Containers — Metal & Glass (0.21%)
Impress Holdings BV
8.37%, 9/15/2013 (b)(e)	$200	$194
Owens-Illinois Inc
7.50%, 5/15/2010 (c)	225	228
Vitro SAB de CV
8.63%, 2/1/2012 (c)	430	404
9.13%, 2/1/2017	205	189

		1,015

Containers — Paper & Plastic (0.15%)
Berry Plastics Holding Corp
8.88%, 9/15/2014	150	143
Intertape Polymer US Inc
8.50%, 8/1/2014	100	91
Pactiv Corp
5.88%, 7/15/2012	330	336
6.40%, 1/15/2018	150	151

		721

Credit Card Asset Backed Securities (2.82%)
American Express Credit Account Master Trust
5.26%, 8/15/2011 (b)(e)	360	356
5.28%, 9/15/2011 (e)	1,235	1,232
Arran
5.21%, 12/15/2010 (e)(f)	875	860
BA Credit Card Trust
5.63%, 3/15/2012 (e)	850	845
Bank One Issuance Trust
5.35%, 3/15/2012 (e)	1,000	990
5.22%, 6/15/2012 (e)	825	824
Chase Credit Card Master Trust
5.36%, 1/17/2011 (e)(g)	1,125	1,124
5.38%, 2/15/2011 (e)	1,000	999
Citibank Credit Card Issuance Trust
4.40%, 9/15/2010	450	449
Citibank Credit Card Master Trust I
5.44%, 3/10/2011 (e)	575	571
Discover Card Master Trust
5.65%, 3/16/2020	462	461
First USA Credit Card Master Trust
5.36%, 4/18/2011 (e)(g)	1,250	1,251
MBNA Master Credit Card Trust
5.69%, 9/15/2010	620	620
Providian Gateway Master Trust
5.40%, 5/16/2011 (b)(e)(f)	1,125	1,125
5.39%, 7/15/2011 (b)(e)(f)	850	850
Providian Master Note Trust
5.10%, 11/15/2012 (b)	800	795

		13,352

Data Processing & Management (0.36%)
Dun & Bradstreet Corp
5.50%, 3/15/2011	275	284
Fidelity National Information Services
4.75%, 9/15/2008	780	769
Fiserv Inc
6.13%, 11/20/2012	655	667

		1,720

Dialysis Centers (0.04%)
DaVita Inc
6.63%, 3/15/2013	175	174

Direct Marketing (0.07%)
Visant Corp
7.63%, 10/1/2012	325	327

Diversified Financial Services (0.31%)
General Electric Capital Corp
6.38%, 11/15/2067 (e)	900	929
TNK-BP Finance SA
7.50%, 3/13/2013 (b)	270	269
6.63%, 3/20/2017 (b)	300	274

		1,472

Diversified Manufacturing Operations (0.39%)
Bombardier Inc
8.00%, 11/15/2014 (b)	160	167
Carlisle Cos Inc
6.13%, 8/15/2016	450	471
SPX Corp
7.63%, 12/15/2014 (b)	300	306
Tyco Electronics Group SA
6.55%, 10/1/2017 (b)	875	900

		1,844

Diversified Operations (0.20%)
Capmark Financial Group Inc
5.53%, 5/10/2010 (b)(e)	650	524
Leucadia National Corp
7.13%, 3/15/2017	325	301
Susser Holdings LLC
10.63%, 12/15/2013	125	129

		954

Drug Delivery Systems (0.11%)
Hospira Inc
5.31%, 3/30/2010 (e)(g)	500	496

E-Commerce — Products (0.03%)
FTD Inc
7.75%, 2/15/2014	150	141

Electric — Distribution (0.06%)
Detroit Edison Co/The
5.45%, 2/15/2035	325	295
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Electric — Generation (0.42%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	$60	$65
CE Generation LLC
7.42%, 12/15/2018	171	176
Edison Mission Energy
7.20%, 5/15/2019	525	516
Indiantown Cogeneration LP
9.26%, 12/15/2010	426	444
Korea East-West Power Co Ltd
4.88%, 4/21/2011 (b)	105	105
Tenaska Gateway Partners Ltd
6.05%, 12/30/2023 (b)	479	507
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (b)	176	179

		1,992

Electric — Integrated (2.44%)
Arizona Public Service Co
6.38%, 10/15/2011	200	207
6.50%, 3/1/2012	715	744
5.80%, 6/30/2014	195	195
6.25%, 8/1/2016	370	377
Baltimore Gas & Electric Co
5.90%, 10/1/2016	255	256
Commonwealth Edison Co
6.15%, 3/15/2012	270	280
4.70%, 4/15/2015	520	490
5.95%, 8/15/2016	270	274
Consumers Energy Co
4.25%, 4/15/2008	80	80
Entergy Gulf States Inc
3.60%, 6/1/2008	200	198
5.90%, 12/8/2008 (b)(e)	280	281
Exelon Generation Co LLC
6.20%, 10/1/2017	385	383
Georgia Power Co
5.09%, 2/17/2009 (e)	1,050	1,042
Illinois Power Co
6.13%, 11/15/2017 (b)	350	354
MidAmerican Energy Holdings Co
3.50%, 5/15/2008	150	149
Mirant Americas Generation LLC
8.30%, 5/1/2011	200	201
Northeast Utilities
3.30%, 6/1/2008	160	158
Oncor Electric Delivery Co
6.38%, 5/1/2012	1,050	1,093
Public Service Co of Colorado
6.25%, 9/1/2037	360	373
Public Service Co of Oklahoma
6.63%, 11/15/2037	690	700
Puget Sound Energy Inc
3.36%, 6/1/2008	200	198
Sierra Pacific Power Co
6.25%, 4/15/2012	700	718
6.00%, 5/15/2016	400	396
Southern California Edison Co
4.99%, 2/2/2009 (e)(g)	740	739
TECO Energy Inc
6.91%, 5/1/2010 (e)	650	653
Transelec SA
7.88%, 4/15/2011	130	140
Union Electric Co
4.65%, 10/1/2013	350	341
5.10%, 10/1/2019	340	321
Wisconsin Power & Light Co
6.38%, 8/15/2037	210	218

		11,559

Electronic Components — Miscellaneous (0.25%)
Communications & Power Industries Inc
8.00%, 2/1/2012	225	225
Flextronics International Ltd
6.50%, 5/15/2013	200	194
Jabil Circuit Inc
5.88%, 7/15/2010	500	506
NXP BV /NXP Funding LLC
7.88%, 10/15/2014	200	190
Sanmina—SCI Corp
7.74%, 6/15/2010 (b)(e)	89	89

		1,204

Electronic Components — Semiconductors (0.16%)
Amkor Technology Inc
7.75%, 5/15/2013	225	212
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	330	341
Conexant Systems Inc
8.62%, 11/15/2010 (e)	200	199

		752

Electronic Connectors (0.29%)
Thomas & Betts Corp
6.63%, 5/7/2008	330	331
7.25%, 6/1/2013	1,000	1,040

		1,371

Electronics — Military (0.07%)
L-3 Communications Corp
7.63%, 6/15/2012	300	307

Energy —Alternate Sources (0.03%)
VeraSun Energy Corp
9.38%, 6/1/2017 (b)	175	153
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Export & Import Bank (0.04%)
Export-Import Bank Of Korea
4.50%, 8/12/2009	$180	$178

Finance — Auto Loans (0.46%)
Ford Motor Credit Co LLC
5.80%, 1/12/2009	290	275
9.75%, 9/15/2010 (e)	150	143
9.88%, 8/10/2011	375	355
7.99%, 1/13/2012 (e)	250	210
7.80%, 6/1/2012	185	162
GMAC LLC
6.03%, 9/23/2008 (e)	175	169
6.88%, 9/15/2011	325	278
6.00%, 12/15/2011	355	298
6.63%, 5/15/2012	345	287

		2,177

Finance — Commercial (0.49%)
CIT Group Inc
5.24%, 4/27/2011 (e)(g)	900	803
5.13%, 2/13/2012 (e)	325	285
Textron Financial Corp
5.16%, 2/25/2011 (e)(g)	1,000	970
6.00%, 2/15/2067 (b)(c)(e)	300	272

		2,330

Finance — Consumer Loans (1.17%)
American General Finance Corp
5.19%, 8/17/2011 (e)(g)	500	494
6.90%, 12/15/2017	1,000	1,001
HSBC Finance Capital Trust IX
5.91%, 11/30/2035	160	148
HSBC Finance Corp
4.13%, 12/15/2008	300	297
4.13%, 11/16/2009	475	470
5.16%, 11/16/2009 (e)	925	911
7.00%, 5/15/2012	150	157
4.75%, 7/15/2013	230	222
John Deere Capital Corp
5.51%, 10/16/2009 (e)	260	260
4.95%, 12/17/2012	1,000	1,001
SLM Corp
5.24%, 7/26/2010 (e)(g)	650	598

		5,559

Finance — Credit Card (0.26%)
Capital One Bank
5.00%, 6/15/2009	555	550
6.50%, 6/13/2013	560	549
Capital One Capital III
7.69%, 8/15/2036	175	142

		1,241

Finance — Investment Banker & Broker (3.49%)
Bear Stearns Cos Inc/The
5.16%, 4/29/2008(e)	405	401
5.30%, 10/30/2015	140	128
Citigroup Funding Inc
5.43%, 10/22/2009 (e)(g)	350	349
Citigroup Inc
5.30%, 10/17/2012	500	506
Credit Suisse USA Inc
5.48%, 1/15/2010 (e)	550	550
Goldman Sachs Group Inc/The
3.88%, 1/15/2009	340	336
5.32%, 3/2/2010 (e)(g)	600	593
5.05%, 2/6/2012 (e)	500	485
5.45%, 11/1/2012 (c)	350	357
6.25%, 9/1/2017	360	374
6.45%, 5/1/2036	800	752
Jefferies Group Inc
6.45%, 6/8/2027	860	799
JPMorgan Chase & Co
6.75%, 2/1/2011	440	462
5.25%, 5/1/2015	1,665	1,624
Lazard Group
7.13%, 5/15/2015	400	407
6.85%, 6/15/2017	350	346
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	395	352
Lehman Brothers Holdings Inc
5.13%, 11/10/2009 (e)	550	534
5.17%, 5/25/2010 (e)	800	769
6.20%, 9/26/2014	325	331
6.50%, 7/19/2017 (c)	450	455
Merrill Lynch & Co Inc
5.11%, 2/6/2009 (e)	925	920
5.10%, 2/5/2010 (e)	400	390
5.11%, 11/1/2011 (e)(g)	875	829
5.37%, 6/5/2012 (e)(g)	400	373
6.05%, 8/15/2012	400	408
6.22%, 9/15/2026	100	92
Morgan Stanley
5.52%, 1/15/2010 (e)	1,325	1,308
5.46%, 1/18/2011 (e)	875	847
6.75%, 4/15/2011	240	252
5.30%, 3/1/2013	190	190

		16,519

Finance — Leasing Company (0.23%)
International Lease Finance Corp
5.64%, 1/15/2010 (e)	550	550
5.65%, 6/1/2014	535	543

		1,093

See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Finance — Mortgage Loan/Banker (2.01%)
Countrywide Financial Corp 5.21%, 12/19/2008 (e)	$335	$274
5.80%, 6/7/2012 (c)	400	292
6.25%, 5/15/2016 (c)	355	204
Fannie Mae
5.16%, 2/25/2018 (e)	351	352
5.11%, 11/25/2022 (e)	353	354
5.06%, 1/25/2023 (e)	510	510
5.16%, 2/25/2032 (e)	594	594
5.11%, 3/25/2035 (e)	471	470
6.50%, 2/25/2047 (f)	340	353
Fannie Mae Whole Loan
5.06%, 5/25/2035 (e)	595	591
Freddie Mac
5.48%, 6/15/2023 (e)	434	437
5.50%, 9/15/2031 (e)	950	940
Ginnie Mae
4.51%, 10/16/2028 (e)	644	641
3.96%, 6/16/2031	747	735
1.11%, 2/16/2047 (e)	5,898	266
0.85%, 3/16/2047 (e)	5,313	244
Residential Capital LLC
5.65%, 6/9/2008 (e)(g)	400	342
7.62%, 5/22/2009 (e)	500	355
7.50%, 2/22/2011 (e)	485	302
SLM Student Loan Trust
5.14%, 6/15/2016 (e)(g)	1,267	1,267

		9,523

Finance — Other Services (0.16%)
American Real Estate Partners LP/American
Real Estate Finance Corp
8.13%, 6/1/2012	175	170
7.13%, 2/15/2013 (b)	125	117
Lukoil International Finance BV
6.66%, 6/7/2022 (b)	245	229
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (b)(e)	250	252

		768

Financial Guarantee Insurance (0.07%)
AMBAC Financial Group Inc
6.15%, 2/15/2037 (c)	225	164
MGIC Investment Corp
5.63%, 9/15/2011	190	174

		338

Food — Dairy Products (0.07%)
Land O’ Lakes Inc
9.00%, 12/15/2010	300	313

Food — Meat Products (0.16%)
Bertin Ltda
10.25%, 10/5/2016 (b)(c)	745	778

Food — Miscellaneous/Diversified (0.30%)
Corn Products International Inc
8.45%, 8/15/2009	290	309
General Mills Inc
5.31%, 1/22/2010 (e)(g)	800	795
Kraft Foods Inc
5.39%, 8/11/2010 (e)	300	297

		1,401

Food — Retail (0.25%)
Delhaize Group
6.50%, 6/15/2017	400	409
Ingles Markets Inc
8.88%, 12/1/2011	225	229
Safeway Inc
5.21%, 3/27/2009 (e)	525	524

		1,162

Funeral Services & Related Items (0.04%)
Service Corp International/US
6.75%, 4/1/2016	200	193

Gas —Distribution (0.23%)
Sempra Energy
4.75%, 5/15/2009	250	250
Southern California Gas Co
5.29%, 12/1/2009 (e)	600	598
Southern Union Co
6.15%, 8/16/2008	260	261

		1,109

Health Care Cost Containment (0.07%)
McKesson Corp
5.25%, 3/1/2013	320	321

Home Equity — Other (3.60%)
American Home Mortgage Investment Trust
5.06%, 11/25/2030 (e)(g)	823	806
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (e)(f)	460	398
5.02%, 8/25/2036 (e)(g)	1,530	1,420
Citigroup Mortgage Loan Trust Inc
4.98%, 1/25/2036 (e)(g)	745	739
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (e)	625	555
First NLC Trust
5.16%, 9/25/2035 (e)	1,541	1,500
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036	940	849
5.81%, 10/25/2036	325	265
GSAA Trust
5.01%, 4/25/2047 (e)	1,687	1,563
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Home Equity — Other (continued)
IXIS Real Estate Capital Trust
5.12%, 9/25/2035 (e)(g)	$180	$174
5.11%, 12/25/2035 (e)	122	122
Morgan Stanley Home Equity Loans
5.03%, 2/25/2036 (e)	1,870	1,762
New Century Home Equity Loan Trust
5.15%, 3/25/2035 (e)	37	36
Option One Mortgage Loan Trust
5.92%, 5/25/2034 (e)	485	441
5.32%, 3/25/2037 (e)	825	360
Residential Asset Securities Corp
6.01%, 3/25/2035 (e)	250	182
5.06%, 5/25/2035 (e)	84	84
5.02%, 9/25/2036 (e)	750	711
Saxon Asset Securities Trust
6.56%, 3/25/2035 (e)	767	637
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (e)(g)	1,277	1,256
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (e)	274	265
WAMU Asset-Backed Certificates
5.03%, 5/25/2037 (e)	795	699
5.03%, 7/25/2047 (e)(g)	2,000	1,704
Wells Fargo Home Equity Trust
5.15%, 10/25/2035 (b)(e)(g)	543	509

		17,037

Home Equity — Sequential (0.28%)
Countrywide Asset-Backed Certificates
5.39%, 4/25/2036	750	718
5.51%, 8/25/2036	630	618

		1,336

Home Furnishings (0.04%)
Sealy Mattress Co
8.25%, 6/15/2014	175	167

Independent Power Producer (0.11%)
NRG Energy Inc
7.25%, 2/1/2014	350	341
Reliant Energy Inc
7.63%, 6/15/2014 (c)	200	198

		539

Industrial Automation & Robots (0.11%)
Intermec Inc
7.00%, 3/15/2008	250	250
Rockwell Automation Inc/DE
5.65%, 12/1/2017	260	261

		511

Insurance Brokers (0.10%)
Willis North America Inc
6.20%, 3/28/2017	485	484

Investment Companies (0.42%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (b)	600	603
Xstrata Finance Canada Ltd
6.90%, 11/15/2037 (b)	975	970
Xstrata Finance Dubai Ltd
5.23%, 11/13/2009 (b)(e)	400	399

		1,972

Investment Management & Advisory Services (0.12%)
Ameriprise Financial Inc
7.52%, 6/1/2066 (e)	575	573

Life & Health Insurance (0.72%)
Cigna Corp
6.15%, 11/15/2036	280	260
Great West Life & Annuity Insurance Co
7.15%, 5/16/2046 (b)(e)	1,010	1,011
Hartford Life Global Funding Trusts
5.16%, 9/15/2009 (e)	950	949
Lincoln National Corp
5.65%, 8/27/2012	200	205
6.05%, 4/20/2067 (c)(e)	260	243
StanCorp Financial Group Inc
6.88%, 10/1/2012	210	229
Stingray Pass-Through Trust
5.90%, 1/12/2015 (b)	600	306
Unum Group
5.86%, 5/15/2009	205	209

		3,412

Machinery — Construction & Mining (0.04%)
Terex Corp
7.38%, 1/15/2014	200	203

Machinery —General Industry (0.03%)
Stewart & Stevenson LLC
10.00%, 7/15/2014	150	151

Machinery —Material Handling (0.05%)
Columbus McKinnon Corp/NY
8.88%, 11/1/2013	225	233

Medical — Biomedical/Gene (0.12%)
Amgen Inc
5.85%, 6/1/2017 (b)	550	558

Medical —Drugs (0.55%)
Abbott Laboratories
5.60%, 11/30/2017	1,400	1,438
Angiotech Pharmaceuticals Inc
8.87%, 12/1/2013 (e)	440	418
Elan Finance PLC/Elan Finance Corp
7.75%, 11/15/2011	325	306
9.25%, 12/1/2013 (e)	325	314
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Medical — Drugs (continued)
Valeant Pharmaceuticals International
7.00%, 12/15/2011	$150	$144

		2,620

Medical — HMO (1.19%)
Centene Corp
7.25%, 4/1/2014	175	171
Coventry Health Care Inc
5.88%, 1/15/2012	605	615
6.30%, 8/15/2014	550	563
5.95%, 3/15/2017	295	289
Health Net Inc
6.38%, 6/1/2017	690	673
UnitedHealth Group Inc
5.09%, 6/21/2010 (b)(e)	600	584
5.50%, 11/15/2012 (b)	975	989
6.63%, 11/15/2037 (b)	975	989
WellPoint Inc
5.85%, 1/15/2036 (c)	450	415
6.38%, 6/15/2037	360	354

		5,642

Medical — Hospitals (0.10%)
Community Health Systems Inc
8.88%, 7/15/2015	250	255
HCA Inc/DE
9.25%, 11/15/2016	225	236

		491

Medical — Wholesale Drug Distribution (0.19%)
AmerisourceBergen Corp
5.63%, 9/15/2012	320	325
Cardinal Health Inc
5.65%, 6/15/2012 (b)	545	563

		888

Medical Instruments (0.14%)
Boston Scientific Corp
6.00%, 6/15/2011	310	299
6.40%, 6/15/2016	400	376

		675

Medical Laboratory & Testing Service (0.02%)
Quest Diagnostics Inc
6.40%, 7/1/2017	105	109

Medical Products (0.07%)
Baxter International Inc
6.25%, 12/1/2037	340	349

Metal —Copper (0.05%)
Southern Copper Corp
7.50%, 7/27/2035	215	228

Metal — Diversified (0.23%)
Falconbridge Ltd
5.38%, 6/1/2015 (c)	135	133
Freeport-McMoRan Copper & Gold Inc
8.25%, 4/1/2015	475	503
8.39%, 4/1/2015 (e)	100	102
8.38%, 4/1/2017	225	241
Xstrata Canada Corp
7.25%, 7/15/2012	120	130

		1,109

Metal Processors & Fabrication (0.04%)
Commercial Metals Co
6.50%, 7/15/2017 (c)	200	210

Miscellaneous Manufacturers (0.03%)
Trimas Corp
9.88%, 6/15/2012	147	143

Money Center Banks (0.41%)
Comerica Capital Trust II
6.58%, 2/20/2037	445	356
Deutsche Bank AG/London
5.38%, 10/12/2012	1,150	1,178
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (b)(e)	475	425

		1,959

Mortgage Backed Securities (23.37%)
Adjustable Rate Mortgage Trust
5.09%, 11/25/2035 (e)	400	394
Banc of America Commercial Mortgage Inc
4.86%, 7/10/2043	775	749
4.97%, 7/10/2043	365	335
5.33%, 9/10/2045	930	936
0.08%, 10/10/2045	207,196	775
5.31%, 10/10/2045 (e)	765	768
5.68%, 7/10/2046 (e)	750	750
Banc of America Funding Corp
5.03%, 7/20/2036 (e)(g)	1,455	1,450
Banc of America Mortgage Securities Inc
4.11%, 6/25/2034 (e)	800	792
Bear Stearns Adjustable Rate Mortgage Trust
3.54%, 6/25/2034 (e)	295	291
Bear Stearns Alt-A Trust
5.02%, 11/25/2036 (e)(g)	329	325
5.03%, 4/25/2037 (e)(g)	1,010	947
Bear Stearns Asset Backed Securities Trust
5.10%, 4/25/2036 (e)(g)	1,388	1,287
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	435	458
0.49%, 5/11/2039 (b)(e)	2,442	37
3.24%, 2/11/2041	151	149
See accompanying notes

b

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Bear Stearns Mortgage Funding Trust
5.07%, 7/25/2036 (e)(f)(g)	$2,081	$1,965
Bella Vista Mortgage Trust
5.20%, 5/20/2045 (e)	277	259
Chase Commercial Mortgage Securities Corp
7.63%, 7/15/2032	900	957
7.32%, 10/15/2032	850	896
Chase Mortgage Finance Corp
5.44%, 3/25/2037 (e)	1,459	1,463
Citigroup Commercial Mortgage Trust
6.28%, 10/15/2049 (e)	13,747	336
Citigroup/Deutsche Bank Commercial Mortgage
0.43%, 10/15/2048 (e)	22,873	477
0.34%, 12/11/2049 (e)	19,385	318
Commercial Mortgage Pass Through Certificates
5.03%, 5/10/2043 (e)	400	373
0.06%, 12/10/2046 (e)	12,191	146
5.25%, 12/10/2046	685	686
5.82%, 12/10/2049 (c)(e)	1,120	1,023
Countrywide Alternative Loan Trust
6.10%, 7/20/2035 (e)(f)	319	307
5.03%, 6/25/2036 (e)(g)	1,850	1,809
4.93%, 11/25/2036 (e)	1,092	1,079
5.14%, 7/25/2046 (e)	300	273
Countrywide Home Loan Mortgage Pass Through Certificates
4.59%, 12/19/2033 (e)	1,100	1,074
5.06%, 4/25/2046 (e)(g)	1,146	1,071
Credit Suisse Mortgage Capital Certificates	615	639
5.83%, 6/15/2038 (e)
0.58%, 9/15/2039 (b)	14,629	399
5.81%, 9/15/2039	810	833
0.06%, 12/15/2039	4,086	68
0.67%, 12/15/2039 (e)	17,779	562
CS First Boston Mortgage Securities Corp
1.11%, 3/15/2036 (b)(e)	2,633	59
0.40%, 5/15/2036 (b)(e)	4,457	40
0.58%, 7/15/2036 (b)(e)	4,556	75
0.14%, 11/15/2037 (b)(e)	7,442	145
7.66%, 9/15/2041 (e)	160	169
CW Capital Cobalt Ltd	1,020	1,018
5.17%, 8/15/2048
Deutsche ALT-A Securities Inc Alternate
5.05%, 4/25/2036 (e)(g)	1,500	1,406
DLJ Commercial Mortgage Corp
7.34%, 10/10/2032	174	181
Downey Savings & Loan Association Mortgage
5.23%, 4/19/2047 (e)(g)	1,074	980
First Union National Bank Commercial Mortgage Securities Inc
8.09%, 5/17/2032	275	295
Ge Capital Commercial Mortgage Corp
0.25%, 5/10/2014	31,325	354
5.61%, 4/10/2017 (e)	1,420	1,407
0.57%, 3/10/2040 (b)(e)	7,577	115
4.98%, 5/10/2043	1,580	1,536
5.33%, 11/10/2045 (e)	2,500	2,508
GMAC Commercial Mortgage Securities Inc
0.79%, 3/10/2038 (b)(e)	3,713	81
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (e)	278	267
5.16%, 6/25/2045 (e)	270	253
5.18%, 10/25/2045 (e)(g)	313	298
Greenwich Capital Commercial Funding Corp
0.28%, 6/10/2036 (b)(e)	28,597	251
5.91%, 7/10/2038 (e)	660	674
0.32%, 3/10/2039 (b)(e)	13,463	288
GS Mortgage Securities Corp II
0.65%, 11/10/2039	7,462	288
5.80%, 8/10/2045 (e)	720	727
GSR Mortgage Loan Trust
5.05%, 12/25/2035 (e)	151	151
5.12%, 8/25/2046 (e)(g)	1,631	1,493
Harborview Mortgage Loan Trust
5.20%, 3/19/2037 (e)(g)	736	691
Homebanc Mortgage Trust
5.20%, 1/25/2036 (e)(g)	1,662	1,627
HSI Asset Securitization Corp Trust
5.05%, 8/25/2035 (e)	85	85
Impac CMB Trust
5.78%, 10/25/2033 (e)	121	121
5.36%, 10/25/2034 (e)	396	386
5.24%, 1/25/2035 (e)	176	170
5.18%, 4/25/2035 (e)	160	158
5.29%, 4/25/2035 (e)	178	173
5.16%, 8/25/2035 (e)	280	258
Impac Secured Assets CMN Owner Trust
5.02%, 3/25/2037 (e)	1,660	1,642
Indymac Index Mortgage Loan Trust
5.10%, 4/25/2035 (e)	244	230
5.20%, 4/25/2035 (e)	235	197
5.05%, 1/25/2037 (e)(g)	1,620	1,590
5.11%, 6/25/2037 (e)(f)	1,313	1,278
JP Morgan Alternative Loan Trust
5.02%, 3/25/2037 (e)	1,425	1,339
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (b)(e)	4,561	150
5.02%, 1/12/2037	150	145
5.12%, 9/12/2037 (e)	275	254
1.11%, 1/12/2039 (b)(e)	3,696	97
5.45%, 6/12/2041 (e)	775	778
0.22%, 1/15/2042 (b)(e)	7,758	126
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities (continued)
4.78%, 7/15/2042	$830	$781
5.59%, 5/12/2045 (e)	540	535
5.44%, 5/15/2045 (e)	930	911
5.30%, 5/15/2047 (e)	1,025	1,026
5.82%, 6/15/2049 (e)	670	676
6.10%, 2/12/2051 (e)	700	691
6.20%, 2/12/2051 (b)	550	517
JP Morgan Mortgage Trust
5.30%, 7/25/2035	475	473
4.95%, 11/25/2035 (e)	1,100	1,092
5.30%, 4/25/2036 (e)	447	446
5.82%, 6/25/2036 (e)	712	713
5.82%, 6/25/2036 (e)	340	347
5.97%, 6/25/2036 (e)	259	258
5.95%, 8/25/2036 (e)	1,575	1,555
6.00%, 8/25/2036 (e)	580	582
5.56%, 10/25/2036 (e)	1,685	1,635
5.72%, 4/25/2037 (e)(f)	550	550
5.72%, 4/25/2037 (e)	540	541
LB-UBS Commercial Mortgage Trust
5.74%, 6/15/2032	647	656
0.61%, 3/15/2034 (b)(e)	2,125	15
0.33%, 3/15/2036 (b)(e)	2,778	73
1.12%, 3/15/2036 (b)(e)	2,327	52
0.66%, 8/15/2036 (b)(e)	3,519	56
5.41%, 9/15/2039 (e)	235	230
0.49%, 2/15/2040 (e)	23,433	732
5.46%, 2/15/2040 (e)	2,098	2,053
5.48%, 2/15/2040 (e)	650	613
5.49%, 2/15/2040 (e)	1,075	1,057
6.24%, 7/17/2040 (e)	675	638
Lehman XS Trust	1,947	1,846
5.09%, 6/25/2047 (e)(f)
Merrill Lynch Alternative Note Asset
5.07%, 4/25/2037 (e)(f)	1,550	1,318
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016	830	836
5.61%, 5/12/2039 (e)	795	808
5.66%, 5/12/2039 (e)	470	473
0.52%, 2/12/2042 (e)	18,532	191
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (e)	500	490
0.54%, 8/12/2048 (e)	8,144	305
0.06%, 12/12/2049 (e)	7,056	101
5.11%, 12/12/2049 (e)	795	792
5.39%, 12/12/2049 (e)	435	377
5.75%, 6/12/2050 (e)	1,120	1,022
Morgan Stanley Capital I
7.11%, 4/15/2033	99	102
0.97%, 1/13/2041 (b)(e)	2,307	70
5.12%, 5/24/2043 (b)(e)(f)(g)	1,200	1,080
0.04%, 12/15/2043 (b)(e)	8,662	111
5.24%, 8/25/2046 (e)(f)(g)	1,500	1,125
5.63%, 4/12/2049 (e)	750	765
5.81%, 4/12/2049	720	648
Morgan Stanley Dean Witter Capital I
0.72%, 4/15/2034 (b)(e)	2,909	26
Nomura Asset Acceptance Corp
5.21%, 2/25/2035 (e)	132	126
Residential Accredit Loans Inc
5.02%, 2/25/2037 (e)(f)	753	709
5.06%, 7/25/2037 (e)(f)(g)	745	685
5.02%, 3/25/2047 (e)(g)	1,879	1,766
Sequoia Mortgage Trust
5.18%, 2/20/2035 (e)	223	218
Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (e)	243	241
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (e)	1,200	1,188
5.56%, 8/25/2034 (e)	763	760
5.11%, 3/25/2035 (e)	111	109
5.25%, 12/25/2035	412	411
5.25%, 2/25/2036 (e)	571	570
5.06%, 7/25/2037 (e)(g)	1,384	1,342
Structured Asset Mortgage Investments I
5.10%, 5/25/2045 (e)	1,650	1,617
Structured Asset Securities Corp
5.50%, 6/25/2036 (e)	1,000	821
Wachovia Bank Commercial Mortgage Trust
0.23%, 11/15/2035 (b)	15,227	147
0.42%, 10/15/2041 (b)(e)	16,477	220
0.26%, 3/15/2042 (b)(e)	26,598	252
4.94%, 4/15/2042	1,300	1,259
5.25%, 12/15/2043	695	694
5.48%, 12/15/2043	205	182
5.60%, 12/15/2043	540	443
4.52%, 5/15/2044	650	641
5.80%, 7/15/2045	1,000	1,004
5.82%, 5/15/2046 (e)	760	752
WaMu Commercial Mortgage Securities Trust
3.83%, 1/25/2035 (b)	435	429
WaMu Mortgage Pass Through Certificates
5.51%, 12/25/2027 (e)	584	550
3.79%, 6/25/2034 (e)	745	736
4.68%, 5/25/2035 (e)	260	258
5.70%, 6/25/2037 (e)	480	474
5.23%, 7/25/2044 (e)	172	167
5.18%, 1/25/2045 (e)	215	204
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
WaMu Mortgage Pass Through Certificates (continued)
5.39%, 1/25/2045 (e)	$526	$426
5.10%, 4/25/2045 (e)	120	114
5.14%, 4/25/2045 (e)	120	110
5.15%, 7/25/2045 (e)	302	286
5.11%, 11/25/2045 (e)	194	190
5.24%, 11/25/2045 (e)(g)	1,242	1,204
Washington Mutual Alternative Mortgage
5.11%, 2/25/2036 (e)	278	264
5.15%, 6/25/2046 (e)(g)	1,572	1,324
5.05%, 1/25/2047 (e)	1,054	974
Wells Fargo Mortgage Backed Securities
5.16%, 1/25/2034 (e)	260	260
4.20%, 3/25/2035 (e)	597	592

		110,719

Multi-Line Insurance (0.87%)
Allstate Corp/The
6.13%, 5/15/2037 (c)(e)	275	265
American International Group Inc
5.85%, 1/16/2018	500	503
AXA SA
6.38%, 12/29/2049 (b)(c)(e)	175	151
6.46%, 12/31/2049 (b)(e)	175	158
CNA Financial Corp
6.00%, 8/15/2011	375	384
Genworth Financial Inc
6.15%, 11/15/2066 (e)	470	427
ING Groep NV
5.78%, 12/8/2035	925	855
Metropolitan Life Global Funding I
5.56%, 5/17/2010 (b)	1,125	1,117
XL Capital Ltd
6.50%, 12/31/2049 (e)	300	262

		4,122

Multimedia (0.86%)
News America Inc
6.63%, 1/9/2008	255	255
6.20%, 12/15/2034	80	79
6.65%, 11/15/2037 (b)	1,200	1,238
Time Warner Inc
5.11%, 11/13/2009 (e)(g)	825	805
Viacom Inc
5.34%, 6/16/2009 (e)	700	691
5.75%, 4/30/2011	225	228
Walt Disney Co/The
5.25%, 9/10/2009 (e)(g)	775	771

		4,067

Music (0.03%)
WMG Acquisition Corp
7.38%, 4/15/2014	200	154

Mutual Insurance (0.07%)
Liberty Mutual Group Inc
7.00%, 3/15/2037 (b)(e)	375	340

Non-Ferrous Metals (0.03%)
PNA Group Inc
10.75%, 9/1/2016	125	117

Non-Hazardous Waste Disposal (0.11%)
Oakmont Asset Trust
4.51%, 12/22/2008 (b)	315	314
WCA Waste Corp
9.25%, 6/15/2014	200	204

		518

Office Automation & Equipment (0.23%)
IKON Office Solutions Inc
9.93%, 1/1/2012 (b)(e)	270	271
Xerox Corp
5.50%, 5/15/2012	325	330
6.40%, 3/15/2016	200	205
6.75%, 2/1/2017	285	297

		1,103

Office Furnishings — Original (0.05%)
Steelcase Inc
6.50%, 8/15/2011	210	220

Oil — Field Services (0.24%)
BJ Services Co
5.29%, 6/1/2008 (e)(g)	750	751
Helix Energy Solutions Group Inc
9.50%, 1/15/2016 (b)	125	127
Key Energy Services Inc
8.38%, 12/1/2014 (b)	250	256

		1,134

Oil & Gas Drilling (0.21%)
Transocean Inc
5.25%, 3/15/2013	500	501
6.80%, 3/15/2038	500	510

		1,011

Oil Company — Exploration & Production (1.24%)
Anadarko Petroleum Corp
5.39%, 9/15/2009 (e)	1,200	1,181
Chesapeake Energy Corp
7.63%, 7/15/2013	350	361
7.50%, 9/15/2013	200	205
Citic Resources Finance Ltd
6.75%, 5/15/2014 (b)	300	281
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Oil Company — Exploration & Production (continued)
Denbury Resources Inc
7.50%, 12/15/2015	$215	$217
EnCana Corp
6.63%, 8/15/2037	505	526
KCS Energy Inc
7.13%, 4/1/2012	150	144
Newfield Exploration Co
6.63%, 9/1/2014	365	361
Nexen Inc
5.05%, 11/20/2013	525	510
6.40%, 5/15/2037	330	330
Plains Exploration & Production Co
7.75%, 6/15/2015	275	275
Swift Energy Co
7.13%, 6/1/2017	745	708
Western Oil Sands Inc
8.38%, 5/1/2012	290	324
XTO Energy Inc
5.90%, 8/1/2012	350	363
6.25%, 4/15/2013	90	94

		5,880

Oil Company — Integrated (0.28%)
Husky Energy Inc
6.15%, 6/15/2019	505	510
Petrobras International Finance Co
8.38%, 12/10/2018	260	309
Petro-Canada
5.95%, 5/15/2035	235	227
Petronas Capital Ltd
7.88%, 5/22/2022 (b)	125	156
Suncor Energy Inc
6.50%, 6/15/2038	110	118

		1,320

Oil Field Machinery & Equipment (0.04%)
Complete Production Services Inc
8.00%, 12/15/2016	200	193

Oil Refining & Marketing (0.52%)
Premcor Refining Group Inc/The
6.75%, 2/1/2011	550	584
9.50%, 2/1/2013	365	383
Tesoro Corp
6.25%, 11/1/2012	420	420
6.63%, 11/1/2015	220	218
6.50%, 6/1/2017	280	277
Valero Energy Corp
4.75%, 4/1/2014	600	578

		2,460

Paper & Related Products (0.15%)
Alto Parana SA
6.38%, 6/9/2017 (b)	450	448
Celulosa Arauco y Constitution SA
5.13%, 7/9/2013	105	103
Neenah Paper Inc
7.38%, 11/15/2014	150	140

		691

Pharmacy Services (0.22%)
Medco Health Solutions Inc
7.25%, 8/15/2013	610	668
Omnicare Inc
6.75%, 12/15/2013	65	61
6.88%, 12/15/2015	325	303

		1,032

Physician Practice Management (0.06%)
US Oncology Inc
9.00%, 8/15/2012	100	99
10.75%, 8/15/2014	200	197

		296

Pipelines (0.83%)
Boardwalk Pipelines LLC
5.50%, 2/1/2017	165	163
Copano Energy LLC
8.13%, 3/1/2016	200	202
El Paso Natural Gas Co
5.95%, 4/15/2017	170	168
Enbridge Energy Partners LP
4.00%, 1/15/2009	105	104
Enbridge Inc
5.80%, 6/15/2014	540	549
Holly Energy Partners LP
6.25%, 3/1/2015	150	138
MarkWest Energy Partners LP /MarkWest
8.50%, 7/15/2016 (c)	200	201
National Fuel Gas Co
5.25%, 3/1/2013	190	188
Northwest Pipeline Corp
5.95%, 4/15/2017	265	264
ONEOK Partners LP
5.90%, 4/1/2012	375	386
Pacific Energy Partners LP
6.25%, 9/15/2015	795	796
Southern Natural Gas Co
5.90%, 4/1/2017 (b)	305	300
TEPPCO Partners LP
7.63%, 2/15/2012	155	170
Transportadora de Gas del Sur SA
7.88%, 5/14/2017 (b)(c)	335	291

		3,920

Poultry (0.05%)
Pilgrim’s Pride Corp
7.63%, 5/1/2015	250	246
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Printing — Commercial (0.07%)
Cadmus Communications Corp
8.38%, 6/15/2014	$150	$134
Sheridan Group Inc/The
10.25%, 8/15/2011	200	200

		334

Private Corrections (0.05%)
Corrections Corp of America
7.50%, 5/1/2011	250	253

Property & Casualty Insurance (0.30%)
Chubb Corp
6.38%, 3/29/2037 (e)	350	342
Crum & Forster Holdings Corp
7.75%, 5/1/2017	200	196
Progressive Corp/The
6.70%, 6/15/2037	350	325
Travelers Cos Inc/The
6.25%, 3/15/2067 (e)	300	281
WR Berkley Corp
6.25%, 2/15/2037	310	288

		1,432

Publishing — Newspapers (0.04%)
Block Communications Inc
8.25%, 12/15/2015 (b)	175	175

Publishing — Periodicals (0.09%)
Dex Media West LLC/Dex Media Finance Co
8.50%, 8/15/2010	150	152
Idearc Inc
8.00%, 11/15/2016	275	252

		404

Quarrying (0.53%)
Compass Minerals International Inc
0.00%, 6/1/2013 (a)(e)	200	205
Vulcan Materials Co
6.40%, 12/15/2010 (e)	775	767
5.60%, 11/30/2012	500	503
6.40%, 11/30/2017	1,000	1,030

		2,505

Radio (0.05%)
Entercom Radio LLC/Entercom Capital Inc
7.63%, 3/1/2014	250	242

Real Estate Operator & Developer (0.12%)
Duke Realty LP
5.63%, 8/15/2011	135	136
Regency Centers LP
8.45%, 9/1/2010	180	197
5.88%, 6/15/2017	260	251

		584

Regional Banks (1.24%)
BAC Capital Trust XIII
5.39%, 3/15/2043 (e)	700	586
BAC Capital Trust XIV
5.63%, 3/15/2043 (e)	465	413
Bank of America Corp
4.99%, 8/2/2010 (c)(e)	600	598
Capital One Financial Corp
5.43%, 9/10/2009 (e)(g)	750	709
5.70%, 9/15/2011	310	300
NB Capital Trust
7.83%, 12/15/2026	700	727
PNC Funding Corp
5.10%, 1/31/2012 (e)(g)	1,000	987
SunTrust Preferred Capital I
5.85%, 12/31/2049 (e)	275	243
Wachovia Corp
5.63%, 12/15/2008	600	599
6.38%, 2/1/2009	150	151
Wells Fargo & Co
3.12%, 8/15/2008	225	222
5.17%, 8/20/2010 (c)(e)	350	350

		5,885

Reinsurance (0.25%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034	480	463
PartnerRe Finance II
6.44%, 12/1/2066 (e)	255	224
Platinum Underwriters Finance Inc
7.50%, 6/1/2017	500	516

		1,203

REITS — Apartments (0.18%)
AvalonBay Communities Inc
5.50%, 1/15/2012 (c)	345	345
BRE Properties Inc
5.50%, 3/15/2017	290	282
UDR Inc
6.50%, 6/15/2009	235	239

		866

REITS —Diversified (0.36%)
iStar Financial Inc
5.33%, 9/15/2009 (e)	425	392
5.50%, 3/9/2010 (e)	850	762
5.85%, 3/15/2017	670	551

		1,705

REITS —Healthcare (0.39%)
HCP Inc
5.44%, 9/15/2008 (e)(g)	900	899
5.65%, 12/15/2013	525	509
6.00%, 1/30/2017	335	316
See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
REITS — Healthcare (continued)
Nationwide Health Properties Inc
6.50%, 7/15/2011	$115	$120

		1,844

REITS — Hotels (0.16%)
Hospitality Properties Trust
6.30%, 6/15/2016	290	284
6.70%, 1/15/2018	500	494

		778

REITS — Office Property (0.25%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	375	379
5.70%, 5/1/2017	335	310
Highwoods Properties Inc
5.85%, 3/15/2017	245	231
HRPT Properties Trust
5.59%, 3/16/2011 (e)	288	278

		1,198

REITS — Regional Malls (0.02%)
Simon Property Group LP
4.60%, 6/15/2010	115	114

REITS — Shopping Centers (0.04%)
Federal Realty Investment Trust
6.20%, 1/15/2017	185	184

REITS — Warehouse & Industrial (0.21%)
Prologis
5.28%, 8/24/2009 (e)(g)	1,000	969

Rental — Auto & Equipment (0.78%)
Erac USA Finance Co
5.23%, 4/30/2009 (b)(e)(g)	1,125	1,120
5.30%, 8/28/2009 (b)(e)(g)	375	377
5.90%, 11/15/2015 (b)	675	648
6.38%, 10/15/2017 (b)	700	676
7.00%, 10/15/2037 (b)	700	636
United Rentals North America Inc
6.50%, 2/15/2012	275	249

		3,706

Retail — Apparel & Shoe (0.11%)
Collective Brands Inc
8.25%, 8/1/2013	175	164
Phillips-Van Heusen Corp
7.75%, 11/15/2023	325	331

		495

Retail — Automobile (0.20%)
Asbury Automotive Group Inc
8.00%, 3/15/2014	250	236
AutoNation Inc
7.24%, 4/15/2013 (e)	325	300
Penske Auto Group Inc
7.75%, 12/15/2016	250	234
Sonic Automotive Inc
8.63%, 8/15/2013	200	194

		964

Retail — Drug Store (0.24%)
CVS Caremark Corp
5.44%, 6/1/2010 (e)	935	925
Rite Aid Corp
7.50%, 1/15/2015 (c)	250	226

		1,151

Retail — Petroleum Products (0.19%)
Petro Stopping Centers LP/Petro Finance
9.00%, 2/15/2012	875	914

Retail — Propane Distribution (0.08%)
Amerigas Partners LP
7.25%, 5/20/2015	175	171
Inergy LP/Inergy Finance Corp
6.88%, 12/15/2014	225	219

		390

Retail — Restaurants (0.10%)
Darden Restaurants Inc
6.20%, 10/15/2017	315	316
Landry’s Restaurants Inc
9.50%, 12/15/2014	175	173

		489

Rubber — Tires (0.06%)
Goodyear Tire & Rubber Co/The
8.63%, 12/1/2011	250	261

Satellite Telecommunications (0.19%)
Intelsat Bermuda Ltd
9.25%, 6/15/2016	100	101
Intelsat Corp
6.38%, 1/15/2008	600	599
Intelsat Subsidiary Holding Co Ltd
8.25%, 1/15/2013 (e)	200	201

		901

Savings & Loans — Thrifts (0.20%)
Washington Mutual Inc
5.54%, 1/15/2010 (e)	1,000	930

Schools (0.04%)
Knowledge Learning Corp Inc
7.75%, 2/1/2015 (b)	175	167

Sovereign (0.08%)
Mexico Government International Bond
5.94%, 1/13/2009 (e)	385	386
See accompanying notes

Schedule of Investments
Bond Account
 December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Special Purpose Entity (1.30%)
AGFC Capital Trust I
6.00%, 1/15/2067 (b)(e)	$160	$145
BAE Systems Holdings Inc
6.40%, 12/15/2011 (b)	525	553
5.20%, 8/15/2015 (b)	575	558
Capital One Capital IV
6.75%, 2/17/2037 (c)	270	201
ING USA Global Funding Trust
5.55%, 10/ 9/2009 (e)	700	699
John Hancock Global Funding II
5.40%, 4/ 3/2009 (b)(e)	950	953
JP Morgan Chase Capital XXII
6 .45%, 2/ 2/2037	250	223
KAR Holdings Inc
8.91%, 5/ 1/2014 (b)(e)	125	113
QBE Capital Funding II LP
6.80%, 6/29/2049 (b)(d)(e)	365	350
Regency Energy Partners LP/Regency Energy Finance Corp
8.38%, 12/15/2013	370	381
Rockies Express Pipeline LLC
5.78%, 8/20/2009 (b)(e)	400	400
SMFG Preferred Capital USD 1 Ltd
6.08%, 1/29/2049 (b)(e)	535	493
Swiss Re Capital I LP
6.85%, 5/29/2049 (b)(e)	400	393
TransCapitallnvest Ltd
5.67%, 3/ 5/2014 (b)	365	350
Universal City Development Partners
11.75%, 4/ 1/2010	200	207
Williams Cos Inc Credit Linked Certificates
8.16%, 5/ 1/2009 (b)(e)	120	121

		6,140

Specified Purpose Acquisition (0.08%)
ESI Tractebel Acquisition Corp
7.99%, 12/30/2011	373	377

Steel — Producers (0.26%)
Ispat Inland ULC
9.75%, 4/ 1/2014	350	379
Steel Dynamics Inc
7.38%, 11/ 1/2012 (b)	675	678
6.75%, 4/ 1/2015 (b)	180	174

		1,231

Steel Pipe & Tube (0.04%)
Mueller Water Products Inc
7.38%, 6/ 1/2017	200	179

Telecommunication Services (0.34%)
Globo Comunicacoes e Participacoes SA
7.25%, 4/26/2022 (b)	725	701
MasTec Inc
7.63%, 2/ 1/2017	175	165

Qwest Corp
7.88%, 9/1/2011	200	208
Telcordia Technologies Inc
8.99%, 7/15/2012 (b)(e)	400	357
West Corp
9.50%, 10/15/2014	200	196

		1,627

Telephone — Integrated (1.07%)
AT&T Corp
7.30%, 11/15/2011 (e)	375	406
British Telecommunications PLC
5.15%, 1/15/2013	500	499
Deutsche Telekom International Finance
5.06%, 3/23/2009 (e)	700	697
France Telecom SA
7.75%, 3/ 1/2011 (e)	690	741
KT Corp
4.88%, 7/15/2015 (b)	170	162
Qwest Communications International Inc
8.37%, 2/15/2009 (e)	276	276
Royal KPN NV
8.00%, 10/ 1/2010	210	225
Telecom Italia Capital SA
5.39%, 2/ 1/2011 (e)	200	196
5.82%, 7/18/2011 (e)(g)	450	441
Telefonica Emisiones SAU
5.23%, 6/19/2009 (e)	450	447
5.98%, 6/20/2011	290	298
5.21%, 2/4/2013 (a)(d)(e)	375	357
5.86%, 2/4/2013 (d)	300	309

		5,054

Television (0.36%)
Allbritton Communications Co
7.75%, 12/15/2012	225	223
Univision Communications Inc
7.85%, 7/15/2011	1,200	1,196
9.75%, 3/15/2015 (b)(c)	175	159
Videotron Ltee
6.88%, 1/15/2014	150	147

		1,725

Theaters (0.04%)
Cinemark Inc
0.00%, 3/15/2014 (a)(e)	180	168

Tobacco (0.14%)
Reynolds American Inc
7.25%, 6/ 1/2013	415	439
6.75%, 6/15/2017	200	204

		643

See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Tools — Hand Held (0.13%)
Snap-On Inc
5.38%, 1/12/2010 (e)(g)	$625	$618

Transport — Rail (0.12%)
CSX Transportation Inc
6.25%, 1/15/2023	500	475
Union Pacific Corp
4.70%, 1/2/2024	110	105 580

		580

Transport — Services (0.36%)
FedEx Corp
3.50%, 4/1/2009	145	142
TGI International Ltd
9.50%, 10/3/2017 (b)(d)	1,485	1,552

		1,694

Travel Services (0.05%)
Travelport LLC
9.88%, 9/1/2014	250	254

Vitamins & Nutrition Products (0.02%)
NBTY Inc
7.13%, 10/1/2015	100	97

Wire & Cable Products (0.08%)
Coleman Cable Inc
9.88%, 10/1/2012	200	187
Superior Essex Communications LLC/Essex Group
9.00%, 4/15/2012	200	192

		379

TOTAL BONDS		$397,751

SENIOR FLOATING RATE INTERESTS (0.71%)
Applications Software (0.10%)
Metavante Corp, Term Loan B
6.70%, 11/7/2014 (e)	500	486

Auto/Truck Parts & Equipment — Replacement (0.10%)
Allison Transmission Inc, Term Loan B
7.42%, 8/7/2014 (e)	500	465

Cellular Telecommunications (0.10%)
Alltel Holdings Corp, Term Loan B
7.78%, 5/31/2015 (e)	500	482

Data Processing & Management (0.16%)
First Data Corporation, Term Loan Bl
7.96%, 12/24/2014 (e)	400	379
First Data Corporation, Term Loan B3
7.96%, 9/24/2014 (e)	400	380

		759

Electric — Integrated (0.15%)

Energy Future Holdings, Term Loan B3
8.40%, 10/10/2014 (e)	750	736

Satellite Telecommunications (0.10%)
Telesat Canada Inc, Term Loan B
8.09%, 9/1/2014 (e)	463	451

TOTAL SENIOR FLOATING RATE INTERESTS		$3,379

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (51.47%)
Federal Home Loan Mortgage Corporation
(FHLMC) (17.86%)
4.50%, 1/1/2023 (h)	2,025	1,991
5.00%, 1/1/2023 (h)	2,020	2,022
5.50%, 1/1/2023 (h)	1,020	1,032
5.00%, 1/1/2038 (h)	10,415	10,161
5.50%, 1/1/2038 (h)	20,775	20,730
6.00%, 1/1/2038 (h)	21,005	21,314
6.50%, 1/1/2038 (h)	5,790	5,951
5.50%, 3/1/2009	51	51
6.50%, 4/1/2016	49	51
5.00%, 5/1/2018	2,236	2,241
5.50%, 6/1/2024	2,459	2,471
6.50%, 3/1/2029	42	43
6.50%, 5/1/2029	60	63
7.00%, 12/1/2029	91	96
7.50%, 4/1/2030	42	45
7.00%, 6/1/2030	10	10
7.50%, 9/1/2030	22	23
8.00%, 9/1/2030	92	99
7.00%, 12/1/2030	14	14
7.00%, 1/ 1/2031	23	25
7.00%, 1/1/2031	7	7
7.00%, 2/1/2031	15	16
6.00%, 3/1/2031	109	111
7.50%, 3/1/2031	106	114
6.00%, 4/1/2031	14	15
6.50%, 4/1/2031	33	34
7.00%, 6/1/2031	14	15
7.00%, 12/1/2031	157	165
6.50%, 2/1/2032	68	70
6.50%, 5/1/2032	205	212
6.50%, 5/1/2032	55	57
6.00%, 6/1/2032	356	363
6.00%, 10/1/2032	269	273
5.50%, 3/1/2033	1,657	1,657
5.50%, 4/1/2033	1,687	1,686
5.00%, 7/1/2035	336	328
5.00%, 10/1/2035	669	653
6.00%, 8/1/2036	352	357
6.50%, 11/1/2036	826	849
See accompanying notes

Schedule of Investments
Bond Account
 December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation
(FHLMC) (continued)
5.95%, 2/1/2034 (e)	$20	$21
4.67%, 8/1/2035 (e)	383	384
4.99%, 9/1/2035 (e)	921	925
6.56%, 7/1/2036 (e)	908	928
5.68%, 10/1/2036 (e)	2,926	2,945
6.51%, 10/1/2036 (e)	420	431
6.50%, 1/1/2037 (e)	664	676
6.51%, 1/1/2037 (e)	1,159	1,185
5.56%, 2/1/2037 (e)	718	724
5.63%, 2/1/2037 (e)	959	969

		84,603

Federal National Mortgage Association (FNMA) (17.77%)
4.50%, 1/1/2023 (h)	8,295	8,163
5.00%, 1/1/2023 (h)	6,525	6,531
5.50%, 1/1/2023 (h)	1,030	1,043
6.00%, 1/1/2023 (h)	2,010	2,056
5.00%, 1/1/2038 (h)	16,770	16,361
5.50%, 1/1/2038 (h)	18,130	18,107
6.00%, 1/1/2038 (h)	12,510	12,702
6.50%, 1/1/2038 (h)	2,800	2,878
6.00%, 5/1/2009	10	10
6.00%, 7/1/2009	49	49
6.00%, 7/1/2009	25	25
6.50%, 12/1/2010	31	32
5.50%, 6/1/2019	184	187
5.50%, 7/1/2019	205	208
5.50%, 7/1/2019	101	102
5.50%, 8/1/2019	49	50
5.50%, 8/1/2019	251	255
5.50%, 10/1/2019	573	581
5.50%, 10/1/2019	354	359
4.50%, 1/1/2020	443	436
5.50%, 12/1/2022	483	487
6.00%, 5/1/2031	45	46
6.50%, 8/1/2031	105	109
7.00%, 2/1/2032	67	71
6.50%, 3/1/2032	52	54
6.00%, 8/1/2032	11	11
5.50%, 7/1/2033	3,367	3,370
4.24%, 6/1/2034 (e)	236	236
4.34%, 7/1/2034 (e)	133	133
5.69%, 7/1/2034 (e)	12	12
4.28%, 12/1/2034 (e)	351	350
4.59%, 3/1/2035 (e)	385	381
5.00%, 7/1/2035	317	309
5.08%, 8/1/2035 (e)	815	818
5.73%, 2/1/2036 (e)	288	288
6.87%, 3/1/2036 (e)	1,015	1,029
6.00%, 5/1/2036	246	250
5.79%, 6/1/2036 (e)(f)	133	135
6.00%, 7/1/2036	585	594
6.50%, 8/1/2036	347	356
6.50%, 8/1/2036	718	738
5.44%, 1/1/2037 (e)	745	756
5.50%, 1/1/2037 (e)	2,232	2,297
6.50%, 1/1/2037	627	644
5.47%, 3/1/2037 (e)	562	579

		84,188

Government National Mortgage Association
(GNMA) (2.49%)
5.50%, 1/1/2038 (h)	3,075	3,097
6.00%, 1/1/2038 (h)	745	763
7.50%, 5/15/2029	106	113
8.00%, 12/15/2030	27	29
7.00%, 3/15/2031	49	52
6.50%, 12/15/2032	1,751	1,815
6.00%, 12/15/2033	181	186
5.00%, 2/15/2034	2,330	2,296
6.50%, 3/20/2028	32	34
6.00%, 1/20/2029	195	199
6.50%, 5/20/2029	25	26
6.00%, 7/20/2029	38	39
5.50%, 12/20/2033	1,261	1,264
5.50%, 5/20/2035	179	180
6.00%, 12/20/2036	1,678	1,713

		11,806

U.S. Treasury (12.69%)
3.13%, 11/30/2009 (c)	8,000	8,009
3.50%, 2/15/2010 (c)	7,650	7,716
5.00%, 2/15/2011 (c)	3,200	3,379
4.50%, 4/30/2012 (c)	2,975	3,108
4.38%, 8/15/2012 (c)	4,750	4,957
4.25%, 8/15/2013 (c)	5,800	6,012
4.25%, 11/15/2014 (c)	5,050	5,210
8.13%, 8/15/2019 (c)	2,350	3,168
6.25%, 8/15/2023 (c)	2,755	3,298
6.00%, 2/15/2026 (c)	6,575	7,781
6.75%, 8/15/2026	750	960
6.25%, 5/15/2030 (c)	5,245	6,545

		60,143

U.S. Treasury Inflation-Indexed Obligations (0.66%)
2.00%, 1/15/2014 (c)	3,025	3,124

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$243,864

See accompanying notes

Schedule of Investments
Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (2.83%)
Commercial Paper (2.62%)
Investment in Joint Trading Account; General Electric Capital
4.00%, 1/2/2008	$7,649	$7,649
Vulcan Materials Co
4.60%, 1/2/2008 (g)	4,750	4,750

		12,399

Money Market Funds (0.21%)
BNY Institutional Cash Reserve Fund (g)	1,000	1,000

TOTAL SHORT TERM INVESTMENTS		$13,399

REPURCHASE AGREEMENTS (1.78%)
Finance — Investment Banker & Broker (1.78%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $6,286,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (g)	$6,223	$6,222
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,251,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (g)	2,227	2,226

		8,448

TOTAL REPURCHASE AGREEMENTS		$8,448

Total Investments		$677,075
Liabilities in Excess of Other Assets, Net — (42.90)%		(203,278)

TOTAL NET ASSETS - 100.00%		$473,797

(a)	Non-Income Producing Security

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $49,643 or 10.48% of net assets.

(c)	Security or a portion of the security was on loan at the end of the period.

(d)	Security purchased on a when-issued basis.

(e)	Variable Rate

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $15,568 or 3.29% of net assets.

(g)	Security was purchased with the cash proceeds from securities loans.

(h)	Security was purchased in a “to-be-announced” (“TBA “) transaction.
            See Notes to Financial Statements.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$4,820
Unrealized Depreciation	(17,773)

Net Unrealized Appreciation (Depreciation)	(12,953)
Cost for federal income tax purposes	690,028
All dollar amounts are shown in thousands (000’s)
Total Return Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR less 5 basis points with Wachovia Bank. Expires January 2008.	$8,000	$64
Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and pay monthly a floating rate based on 1-month LIBOR plus 10 basis points with Lehman Brothers Special Financing, Inc. Expires May 2008.	5,000	66
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	62.85%
Financial	22.37%
Asset Backed Securities	15.46%
Government	13.47%
Consumer, Non-cyclical	5.67%
Communications	5.37%
Utilities	3.66%
Energy	3.44%
Industrial	3.35%
Basic Materials	2.78%
Consumer, Cyclical	2.75%
Technology	1.45%
Diversified	0.28%
Liabilities in Excess of Other Assets, Net	(42.90%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Total Return Swaps	0.03%
See accompanying notes

Schedule of Investments
Capital Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (99.74%)

Advertising Agencies (0.30%)
Omnicom Group Inc	16,940	$805

Aerospace & Defense (1.44%)
Northrop Grumman Corp	24,240	2,157
General Dynamics Corp	22,160	1,743

		3,900

Agricultural Chemicals (0.69%)	19,702	1,859
Mosaic Co/The (a)

Auto/Truck Parts & Equipment — Original (0.44%)	24,840	1,203
BorgWarner Inc

Beverages — Non-Alcoholic (0.94%)	41,370	2,539
Coca-Cola Co/The

Brewery (0.59%)
Anheuser-Busch Cos Inc.	30,663	1,605

Chemicals — Diversified (1.25%)
Celanese Corp	29,412	1,245
EI Du Pont de Nemours & Co	48,595	2,142

		3,387

Chemicals — Specialty (0.32%)
Lubrizol Corp	16,010	867

Coatings & Paint (0.38%)	17,837	1,035
Sherwin-Williams Co/The

Commercial Banks (1.41%)
Bank of Hawaii Corp	19,146	979
BB&T Corp	48,100	1,475
City National Corp/CA	8,900	530
Cullen/Frost Bankers Inc	16,240	823

		3,807

Computers (1.70%)
Hewlett-Packard Co	19,360	977
International Business Machines Corp (b)	22,730	2,457
Sun Microsystems Inc (a)	63,759	1,156

		4,590

Consumer Products — Miscellaneous (0.58%)
Kimberly-Clark Corp	22,510	1,561

Containers — Metal & Glass (0.53%)
Owens-Illinois Inc (a)	28,820	1,427

Cosmetics & Toiletries (1.55%)
Procter & Gamble Co	56,930	4,180
WW Grainger Inc	9,700	849

Diversified Manufacturing Operations (7.67%)
Cooper Industries Ltd (b)	24,760	1,309
Eaton Corp	17,550	1,701
General Electric Co	320,341	11,875
Honeywell International Inc	24,869	1,531
Ingersoll-Rand Co Ltd	31,970	1,486
ITT Corp	19,910	1,315
Parker Hannifin Corp	20,087	1,513

		20,730

E-Commerce — Services (0.48%)
Expedia Inc (a)(b)	41,460	1,311

Electric — Integrated (4.57%)
Consolidated Edison Inc (b)	32,748	1,600
Edison International	34,671	1,850
FPL Group Inc	37,500	2,538
Northeast Utilities	51,340	1,607
PPL Corp	24,825	1,293
Public Service Enterprise Group Inc	24,864	2,443
Sierra Pacific Resources	60,116	1,021

		12,352

Electronic Components — Miscellaneous (0.50%)
Tyco Electronics Ltd	36,572	1,358

Electronic Components — Semiconductors (0.30%)
Intersil Corp	32,960	807

Fiduciary Banks (1.35%)
Bank of New York Mellon Corp/The	49,358	2,407
State Street Corp	15,385	1,249

		3,656

Finance — Investment Banker & Broker (5.92%)
Citigroup Inc	157,287	4,631
Goldman Sachs Group Inc/The	15,457	3,324
JPMorgan Chase & Co	156,321	6,823
Morgan Stanley	23,019	1,223

		16,001

Food — Miscellaneous/Diversified (1.25%)
General Mills Inc	29,500	1,682
Kellogg Co	19,400	1,017
Kraft Foods Inc	20,728	676

		3,375

Food — Retail (0.49%)
Kroger Co/The	49,700	1,328
See accompanying notes

Schedule of Investments
Capital Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Gas — Distribution (1.59%)
Energen Corp	23,040	$1,480
Sempra Energy	27,380	1,694
Southern Union Co	38,080	1,118

		4,292

Independent Power Producer (0.47%)
Mirant Corp (a)(b)	32,467	1,266

Instruments — Scientific (0.43%)
Thermo Fisher Scientific Inc (a)	20,100	1,159

Insurance Brokers (0.34%)
AON Corp	19,000	906

Internet Security (0.38%)
McAfee Inc (a)	27,580	1,034

Investment Companies (0.37%)
American Capital Strategies Ltd (b)	30,000	989

Investment Management & Advisory Services (0.53%)
Ameriprise Financial Inc	26,073	1,437

Life & Health Insurance (1.17%)
Cigna Corp	10,790	580
Prudential Financial Inc	4,500	419
Reinsurance Group of America Inc (b)	16,210	851
Unum Group	55,546	1,321

		3,171

Machinery - Farm (0.88%)
Deere & Co	25,653	2,389

Machinery - General Industry (0.43%)
Gardner Denver Inc (a)	35,430	1,169

Medical — Biomedical/Gene (0.38%)
Invitrogen Corp (a)(b)	10,989	1,026

Medical - Drugs (3.93%)
Eli Lilly & Co	35,336	1,887
Merck & Co Inc	31,690	1,841
Pfizer Inc	303,796	6,905

		10,633

Medical - Generic Drugs (0.29%)
Watson Pharmaceuticals Inc (a)	28,606	776

Medical - HMO (1.16%)
Aetna Inc	23,770	1,372
WellPoint Inc (a)	20,000	1,755

		3,127

Medical — Wholesale Drug Distribution (0.29%)
AmerisourceBergen Corp	17,720	$795

Medical Products (1.33%)
Johnson & Johnson	53,760	3,586

Multi-Line Insurance (4.31%)
ACE Ltd	26,300	1,625
American Financial Group Inc/OH	30,393	878
American International Group Inc	65,162	3,799
Hartford Financial Services Group Inc	25,150	2,193
MetLife Inc	34,100	2,101
XL Capital Ltd (b)	21,178	1,065

		11,661

Multimedia (1.40%)
Time Warner Inc	64,026	1,057
Walt Disney Co/The	84,760	2,736

		3,793

Networking Products (0.44%)
Juniper Networks Inc (a)	35,870	1,191

Oil Company - Exploration & Production (2.18%)
Apache Corp	21,240	2,284
Occidental Petroleum Corp	47,020	3,620

		5,904

Oil Company - Integrated (12.96%)
Chevron Corp	91,217	8,513
ConocoPhillips	52,281	4,616
Exxon Mobil Corp	180,462	16,908
Hess Corp	22,620	2,281
Marathon Oil Corp	44,638	2,717

		35,035

Oil Field Machinery & Equipment (0.29%)
National Oilwell Varco Inc (a)	10,778	792

Oil Refining & Marketing (0.36%)
Frontier Oil Corp	23,665	960

Paper & Related Products (0.54%)
International Paper Co	44,700	1,447

Photo Equipment & Supplies (0.41%)
Eastman Kodak Co (b)	50,959	1,114

Property & Casualty Insurance (1.96%)
Arch Capital Group Ltd (a)	10,300	725
Chubb Corp	34,773	1,898
Travelers Cos Inc/The	49,780	2,678

		5,301

See accompanying notes

Schedule of Investments
Capital Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Publicly Traded Investment Fund (0.60%)
iShares Russell 1000 Value Index Fund	20,020	$1,609

Publishing — Periodicals (0.39%)
Idearc Inc	59,920	1,052

Regional Banks (7.09%)
Bank of America Corp	144,565	5,965
Fifth Third Bancorp	49,080	1,233
Keycorp	47,170	1,106
PNC Financial Services Group Inc	29,790	1,956
US Bancorp	84,180	2,672
Wachovia Corp	43,831	1,667
Wells Fargo & Co	151,680	4,579

		19,178

Reinsurance (0.30%)
Axis Capital Holdings Ltd	20,900	814

REITS — Hotels (0.47%)
Hospitality Properties Trust (b)	16,700	538
Host Hotels & Resorts Inc	42,900	731

		1,269

REITS - Mortgage (0.42%)
Annaly Capital Management Inc	62,590	1,138

REITS — Office Property (0.74%)
Boston Properties Inc	13,757	1,263
SL Green Realty Corp	7,790	728

		1,991

REITS — Regional Malls (0.47%)
Simon Property Group Inc	9,140	794
Taubman Centers Inc	9,557	470

		1,264

REITS — Warehouse & Industrial (0.83%)
AMB Property Corp	17,658	1,017
Prologis	19,380	1,228

		2,245

Retail — Discount (0.20%)
Dollar Tree Stores Inc (a)	20,900	542

Retail — Restaurants (1.28%)
McDonald’s Corp	58,699	3,458

Steel — Producers (0.92%)
Nucor Corp	27,000	1,599
Reliance Steel & Aluminum Co	16,230	880

		2,479

Telecommunication Services (0.45%)
Embarq Corp	24,830	1,230

Telephone — Integrated (6.78%)
AT&T Inc	265,087	$11,017
CenturyTel Inc	21,460	889
Sprint Nextel Corp	37,991	499
Verizon Communications Inc	135,566	5,923

		18,328

Television (0.74%)
CBS Corp	73,363	1,999

Theaters (0.32%)
Regal Entertainment Group (b)	48,056	868

Tobacco (2.73%)
Altria Group Inc	48,242	3,646
Loews Corp — Carolina Group	13,257	1,131
Reynolds American Inc (b)	20,140	1,329
LIST Inc	23,110	1,266

		7,372

Tools — Hand Held (0.40%)
Snap-On Inc	22,200	1,071

Toys (0.32%)
Hasbro Inc	33,900	867

Transport — Marine (0.35%)
Tidewater Inc (b)	17,307	949

Wireless Equipment (0.16%)
Motorola Inc	26,850	431

TOTAL COMMON STOCKS		$269,639

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (3.13%)
Commercial Paper (0.17%)
Investment in Joint Trading Account; General Electric Capital 4.00%, 1/ 2/2008	$453	$453
Money Market Funds (2.96%)
BNY Institutional Cash Reserve Fund (c)	8,000	8,000

TOTAL SHORT TERM INVESTMENTS		$8,453

See accompanying notes

Schedule of Investments
Capital Value Account
 December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENTS (0.88%)

Finance — Investment Banker & Broker (0.88%)

Merrill Lynch Repurchase Agreement; 4.30% dated	$2,396	$2,395
12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,422,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)

TOTAL REPURCHASE AGREEMENTS		$2,395

Total Investments		$280,487
Liabilities in Excess of Other Assets, Net — (3.75)%		(10,136)

TOTAL NET ASSETS - 100.00%		$270,351

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$34,292
Unrealized Depreciation	(14,052)

Net Unrealized Appreciation (Depreciation)	20,240
Cost for federal income tax purposes	260,247
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	31.69%
Energy	15.79%
Consumer, Non-cyclical	15.50%
Industrial	13.04%
Communications	11.53%
Utilities	6.62%
Basic Materials	4.10%
Consumer, Cyclical	2.88%
Technology	2.00%
Funds	0.60%
Liabilities in Excess of Other Assets, Net	(3.75%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.71%)
Advertising Sales (0.05%)
Teleperformance	7,277	$283

Advertising Services (0.02%)
Taylor Nelson Sofres PLC	32,953	136

Agricultural Chemicals (2.06%)
Agruim Inc (a)	51,800	3,762
Incitec Pivot Ltd (b)	31,064	3,194
Potash Corp of Saskatchewan (a)	35,000	5,088

		12,044

Agricultural Operations (0.24%)
Golden Agri-Resources Ltd	971,000	1,430

Airlines (0.04%)
Cathay Pacific Airways Ltd	100,000	262

Apparel Manufacturers (0.44%)
Esprit Holdings Ltd	170,900	2,542

Appliances (0.06%)
Indesit Co SpA	21,955	341

Applications Software (0.08%)
Infosys Technologies Ltd ADR	6,154	279
SimCorp A/S	880	174

		453

Auto — Car & Light Trucks (3.06%)
Daimler AG	63,849	6,181
Fiat SpA	89,896	2,326
Hyundai Motor Co (a)	8,928	683
Peugeot SA	22,761	1,725
Toyota Motor Corp	128,633	6,955

		17,870

Auto/Truck Parts & Equipment — Original (0.51%)
Denso Corp	52,800	2,165
Futaba Industrial Co Ltd	10,887	305
Nissin Kogyo Co Ltd	7,941	186
Tokai Rika Co Ltd	10,300	323

		2,979

Auto/Truck Parts & Equipment — Replacement (0.05%)
Weichai Power Co Ltd	39,000	285

Batteries & Battery Systems (0.08%)
BYD Electronic International Co Ltd (a)	246,000	476

Beverages — Non-Alcoholic (0.23%)
Coca Cola Hellenic Bottling Co SA	31,564	1,366

Brewery (1.62%)
Carlsberg A/S	9,230	1,117
HeinekenNV	43,110	2,787
InBevNV	24,817	2,068
SABMiller PLC	123,420	3,479

		9,451

Building — Heavy Construction (1.16%)
ACS Actividades de Construccion y Servicios SA	51,504	3,061
Hanjin Heavy Industries & Construction Holdings Co Ltd (a)	4,588	206
Vinci SA	47,052	3,484

		6,751

Building & Construction — Miscellaneous (1.25%)
Bouygues	40,623	3,385
Cosco International Holdings Ltd	320,000	313
Galliford Try Pic	194,442	399
Kumho Industrial Co Ltd (a)	3,250	197
Leighton Holdings Ltd (b)	39,583	2,127
Morgan Sindall PLC	8,479	175
Murray & Roberts Holdings Ltd	39,380	588
Orascom Construction Industries	1,410	146

		7,330

Building & Construction Products - Miscellaneous (0.07%)
Bauer AG	2,915	205
China National Building Material Co Ltd	46,000	177

		382

Building Products — Cement & Aggregate (0.74%)
Adelaide Brighton Ltd	65,049	199
Cemex SAB de CV (a)	171,947	446
Lafarge SA	20,153	3,668

		4,313

Capacitors (0.31%)
Mitsumi Electric Co Ltd	54,010	1,837

Casino Hotels (0.07%)
Resorts World Bhd	335,800	394

Cellular Telecommunications (2.92%)
America Movil SAB de CV ADR	13,528	831
China Mobile Ltd	104,785	1,853
Mobile Telesystems OJSC ADR	2,241	228
MTN Group Ltd	13,707	257
NTT DoCoMo Inc	1,744	2,904
SK Telecom Co Ltd	820	218
SK Telecom Co Ltd ADR (b)	9,533	284
Taiwan Mobile Co Ltd	145,000	195
Turkcell Iletisim Hizmet AS	23,007	251
Vimpel-Communications ADR	16,395	682
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Cellular Telecommunications (continued)
Vodafone Group PLC	2,509,993	$9,383

		17,086

Chemicals — Diversified (1.59%)
Bayer AG	58,807	5,363
Koninklijke DSM NV (a)	34,933	1,651
Mitsubishi Chemical Holdings Corp (a)	205,000	1,574
Nan Ya Plastics Corp	201,000	533
Nippon Synthetic Chemical Industry Co Ltd	33,000	171

		9,292

Chemicals — Specialty (0.40%)
SOL Carbon AG (a)	43,640	2,363

Circuit Boards (0.52%)
Ibiden Co Ltd	39,100	2,712
Unimicron Technology Corp	170,000	299

		3,011

Coal (0.14%)
Banpu Public Co Ltd (a)(c)	17,100	209
PT BUMI ResourceS Tbk	924,000	590

		799

Coatings & Paint (0.04%)
Chugoku Marine Paints Ltd	28,000	255

Commercial Banks (12.39%)
Alpha Bank AE	68,810	2,505
Anglo Irish Bank Corp PLC	66,527	1,064
Banco do Brasil SA	32,500	555
Banco Espirito Santo SA	43,552	955
Banco Santander SA	363,151	7,853
Bank Leumi Le-Israel	89,950	437
Bank of Novia Scotia (a)(b)	54,800	2,792
BOC Hong Kong Holdings Ltd	744,500	2,086
Bumiputra-Commerce Holdings Bhd	100,500	334
Chang Hwa Commercial Bank (a)	540,000	296
China Construction Bank Corp	964,000	817
China Merchants Bank Co Ltd	50,500	206
Commonwealth Bank of Australia	109,829	5,699
DBS Group Holdings Ltd	181,000	2,603
DnB NOR ASA	231,400	3,537
FirstRand Ltd	103,003	298
Hang Seng Bank Ltd	108,600	2,241
HDFC Bank Ltd (a)	5,628	247
HSBC Holdings PLC	212,274	3,558
ICICI Bank Ltd ADR	10,314	634
Industrial & Commercial Bank of China	1,013,000	728
Intesa Sanpaolo SpA	458,576	3,627
Julius Baer Holding AG	35,410	2,928
KBC Groep NV	17,238	2,425
Komercni Banka as	1,059	255
Kookmin Bank (a)	5,420	400
Korea Exchange Bank (a)	32,410	502
Laurentian Bank of Canada (b)	629	21
Lloyds TSB Group PLC	329,728	3,098
National Bank of Greece SA	61,556	4,228
Oversea-Chinese Banking Corp	469,000	2,701
Powszechna Kasa Oszczednosci Bank Polaki SA	29,957	641
Pusan Bank (a)	8,317	139
Sberank RF GDR (a)(c)	218	112
Siam Commercial Bank Public (a)(c)	69,400	178
Standard Chartered PLC	90,880	3,336
State Bank of India Ltd (b)(c)	4,450	543
Sumitomo Mitsui Financial Group Inc	391	2,929
Suruga Bank Ltd	108,000	1,177
Turkiye Garanti Bankasi AS	72,898	653
Turkiye Is Bankasi	39,608	248
Westpac Banking Corp	114,870	2,816

		72,402

Commercial Services (0.18%)
Aggreko Pic	100,134	1,062

Computers (0.73%)
Acer Inc	56,000	110
Compal Electronics Inc	314,000	344
High Tech Computer Corp	19,000	351
Research in Motion Ltd (a)	28,100	3,205
Wistron Corp	138,000	256

		4,266

Computers — Peripheral Equipment (0.03%)
InnoLux Display Corp	55,000	187

Consulting Services (0.07%)
Savills PLC	68,351	381

Cosmetics & Toiletries (0.24%)
Beiersdorf AG	18,403	1,423

Diversified Financial Services (0.52%)
Challenger Financial Services Group Ltd	184,094	807
First Financial Holding Co Ltd	664,000	490
Sampo Oyj	65,804	1,739

		3,036

Diversified Manufacturing Operations (0.76%)
Charter Plc (a)	76,859	1,214
Siemens AG (b)	20,307	3,219

		4,433

See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Minerals (2.66%)
Anglo American PLC	84,184	$5,159
Antofagasta PLC	35,404	505
BHP Billiton Ltd	54,239	1,912
BHP Billiton plc	184,931	5,691
Paladin Energy Ltd (a)	1	—
Xstrata PLC	32,095	2,268

		15,535

Diversified Operations (1.16%)
Beijing Enterprises Holdings Ltd	54,000	257
Citic Pacific Ltd	321,000	1,793
GEA Group AG	53,605	1,833
GS Holdings Corp (a)	4,120	256
Hunting Plc	25,020	354
KOC Holding AS (a)	52,881	286
Wharf Holdings Ltd — Rights (a)	45,875	63
Wharf Holdings Ltd (b)	367,000	1,923

		6,765

E-Commerce — Services (0.05%)
Dena Co Ltd (b)	61	295

Electric — Generation (0.11%)
CEZ	2,172	163
China Resources Power Holdings Co	72,000	249
Datang International Power Generation Co Ltd	248,000	221

		633

Electric — Integrated (3.25%)
Atco Ltd	822	46
E.ON AG	39,718	8,456
Enel SpA	346,578	4,122
International Power PLC	360,012	3,250
Korea Electric Power Corp (a)	3,150	133
Unified Energy System (a)(c)	1,700	221
Union Fenosa SA	41,276	2,787

		19,015

Electric Products — Miscellaneous (0.53%)
Laird Group Plc (a)	23,839	275
LG Electronics Inc (a)	26,572	2,839

		3,114

Electronic Components — Miscellaneous (0.32%)
Asustek Computer Inc	177,000	532
Coretronic Corp	163,920	220
HON HAI Precision Industry Co Ltd	43,873	273
LG.Philips LCD Co Ltd (a)	6,550	346
Phoenix Precision Technology Corp	221,000	188
Star Micronics Co Ltd	13,916	306

		1,865

Electronic Components — Semiconductors (0.20%)
Samsung Electronics Co Ltd	2,003	1,190

Engineering — Research & Development Services (1.35%)
ABB Ltd	195,779	5,641
Keller Group PLC	19,497	258
WorleyParsons Ltd	39,022	1,781
WSP Group PLC	16,271	187

		7,867

Enterprise Software & Services (0.47%)
Axon Group Plc	12,185	128
Nomura Research Institute Ltd	57,800	1,904
Software AG	4,986	438
Temenos Group AG (a)	11,509	284

		2,754

Feminine Health Care Products (0.07%)
Hengan International Group Co Ltd (b)	85,861	385

Finance — Credit Card (0.03%)
Samsung Card Co (a)	3,769	203

Finance — Investment Banker & Broker (1.55%)
Babcock & Brown Ltd (b)	81,424	1,941
Bolsas y Mercados Espanoles	38,905	2,650
GMP Capital Trust	8,500	213
Macquarie Group Ltd (b)	41,638	2,786
UBS AG	27,110	1,255
Woori Investment & Securities Co Ltd	6,902	194

		9,039

Finance — Other Services (1.48%)
ASX Ltd	39,680	2,108
Bovespa Holding SA (a)	11,222	216
Deutsche Boerse AG	30,336	5,988
Hellenic Exchanges Holding SA (a)	10,254	360

		8,672

Food — Miscellaneous/Diversified (2.49%)
East Asiatic Co Ltd A/S (a)	1,750	136
Nestle SA	18,120	8,323
Nutreco Holding NV	6,588	381
Unilever PLC	152,064	5,721

		14,561

Food — Retail (1.14%)
Jeronimo Martins SGPS SA	77,196	610
WM Morrison Supermarkets PLC	345,607	2,215
Woolworths Ltd	129,080	3,852

		6,677

Footwear & Related Apparel (0.08%)
Geox SpA	22,444	451
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Gambling (Non-Hotel) (0.05%)
Paddy Power PLC	9,038	$297

Gas — Distribution (0.52%)
Centrica PLC	425,820	3,041

Gold Mining (0.10%)
Gold Fields Ltd	19,931	289
Red Back Mining Inc (a)	43,465	312

		601

Hazardous Waste Disposal (0.06%)
Transpacific Industries Group Ltd (b)	35,355	323

Home Furnishings (0.03%)
Galiform PLC	84,434	152

Hotels & Motels (0.06%)
Millennium & Copthorne Hotels PLC	40,803	332

Import & Export (1.70%)
ITOCHU Corp	246,000	2,404
Mitsubishi Corp	108,800	2,980
Mitsui & Co Ltd	134,000	2,837
Sumitomo Corp	121,200	1,722

		9,943

Industrial Audio & Video Products (0.04%)
EVS Broadcast Equipment SA	2,214	258

Industrial Gases (0.04%)
Air Water Inc	24,000	243

Internet Content — Information & News (0.04%)
Seek Ltd (b)	34,737	244

Internet Security (0.04%)
Check Point Software Technologies (a)	10,723	235

Investment Companies (0.34%)
Arques Industries AG	9,868	338
Macquarie Infrastructure Group	608,965	1,620

		1,958

Investment Management & Advisory Services (0.45%)
Azimut Holding SpA	39,195	508
MFS Ltd	36,235	140
Partners Group	2,090	280
Schroders PLC	65,386	1,695

		2,623

Life & Health Insurance (0.98%)
China Life Insurance Co Ltd	74,000	383
Old Mutual PLC (a)	716,345	2,390
Power Corp Of Canada (b)	61,500	2,500
Sanlam Ltd	135,759	452

		5,725

Lighting Products & Systems (0.04%)
Zumtobel AG	6,184	224

Machinery — Construction & Mining (0.62%)
Komatsu Ltd	132,900	3,616

Machinery — General Industry (0.86%)
Bucher Industries AG	1,170	269
Haulotte Group	7,846	235
MAN AG	27,259	4,550

		5,054

Machinery — Material Handling (0.04%)
Tsubakimoto Chain Co	38,000	214

Machinery Tools & Related Products (0.18%)
Gildemeister AG	12,425	338
Mori Seiki Co Ltd	38,400	743

		1,081

Medical — Drugs (3.28%)
Actelion Ltd (a)	21,790	1,002
GlaxoSmithKline PLC	59,328	1,511
Laboratories Almirall SA (a)	12,042	265
Mitsubishi Tanabe Pharma Corp	91,000	863
Novartis AG	16,788	921
NovoNordisk A/S	48,550	3,189
Roche Holding AG	33,851	5,848
Shire PLC	102,591	2,346
Takeda Pharmaceutical Co Ltd	55,027	3,236

		19,181

Medical — Generic Drugs (0.14%)
Teva Pharmaceutical Industries Ltd ADR	18,087	841

Medical — Nursing Homes (0.16%)
Southern Cross Healthcare Ltd	86,428	912

Medical — Wholesale Drug Distribution (0.05%)
Galenica AG	656	287

Medical Products (0.54%)
Sonova Holding AG	27,818	3,143

Metal — Copper (0.09%)
Quadra Mining Ltd (a)	28,400	507

Metal — Diversified (0.12%)
Anvil Mining Ltd (a)	15,900	245
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal — Diversified (continued)
MMC Norilsk Nickel ADR (b)	1,616	$435

		680

Metal — Iron (0.21%)
Kumba Iron Ore Ltd	8,270	345
Mount Gibson Iron Ltd (a)	175,796	434
Novolipetsk Steel OJSC (b)	11,116	454

		1,233

Mortgage Banks (0.37%)
Hypo Real Estate Holding AG	40,617	2,155

Multi — Line Insurance (2.27%)
Allianz SE	7,405	1,603
AXA SA	87,042	3,486
Baloise Holding AG	18,500	1,822
Ping An Insurance Group Co of China Ltd	23,500	252
Storebrand ASA	204,200	2,132
Zurich Financial Services AG	13,530	3,974

		13,269

Multimedia (0.94%)
Informa PLC	154,588	1,421
Vivendi	89,028	4,084

		5,505

Non-Ferrous Metals (0.09%)
Grupo Mexico SAB de CV	63,200	397
Korea Zinc Co Ltd (a)	940	131

		528

Oil — Field Services (1.17%)
Eurasia Drilling Co Ltd (a)(c)	13,298	362
Fugro NV	31,151	2,405
John Wood Group PLC	263,501	2,271
Petrofac Ltd	165,664	1,814

		6,852

Oil Company — Exploration & Production (2.31%)
Addax Petroleum Corp	27,651	1,203
Canadian Oil Sands Trust (b)	50,400	1,977
CNOOC Ltd	693,000	1,180
Crescent Point Energy Trust (a)	17,315	435
Dana Petroleum Plc (a)	18,815	521
EnCana (a)	75,058	5,134
Oao Gazprom (a)(c)(d)	4,032	565
Oao Gazprom (a)	39,524	2,213
Oil & Natural Gas Corp Ltd	8,297	261

		13,489

Oil Company — Integrated (7.57%)
BG Group PLC	137,070	3,138
BPPLC	377,341	4,619
ENI SpA	143,999	5,274
LUKOIL ADR	12,815	1,100
OMVAG	31,905	2,585
Petro Canada (a)	56,400	3,043
PetroChina Co Ltd	379,219	676
Petroleo Brasileiro SA ADR	27,805	3,204
Royal Dutch Shell PLC — A shares	112,401	4,723
Royal Dutch Shell PLC — B shares	116,760	4,858
Sasol Ltd	18,709	928
Suncor Energy Inc (a)	38,000	4,155
Total SA (b)	71,728	5,960

		44,263

Oil Refining & Marketing (0.48%)
Reliance Industries Ltd (d)	9,439	1,392
Singapore Petroleum Co Ltd	86,000	452
SK Holdings Co Ltd (a)	1,193	252
Thai Oil Public (a)(c)	99,915	257
Tupras Turkiye Petrol Ratine	16,304	477

		2,830

Paper & Related Products (0.13%)
Aracruz Celulose SA ADR (b)	2,571	191
DS Smith PLC	45,341	189
Portucel-Empresa Produtora de Pasta e Papel SA	40,160	131
Votorantim Celulose e Papel SA ADR (a)(b)	7,512	224

		735

Petrochemicals (0.03%)
PTT Chemical PLC (a)(c)	49,200	181

Photo Equipment & Supplies (0.71%)
Konica Minolta Holdings Inc	94,000	1,665
Olympus Corp	60,000	2,481

		4,146

Pipelines (0.05%)
China Gas Holdings Ltd	642,000	279

Platinum (0.12%)
Impala Platinum Holdings Ltd	20,786	722

Power Converter & Supply Equipment (0.10%)
Bharat Heavy Electricals Ltd	8,580	564

Property & Casualty Insurance (0.37%)
Beazley Group PLC	104,902	340
LIG Insurance Co Ltd	8,520	216
Sompo Japan Insurance Inc	175,000	1,584

		2,140

Public Thoroughfares (0.07%)
Zhejiang Expressway Co Ltd	246,000	394
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Real Estate Management & Services (0.13%)
Ardepro Co Ltd (b)	599	$131
Atrium Co Ltd	10,005	208
Deutsche Euroshop AG	7,085	242
Sumitomo Real Estate Sales Co Ltd	3,358	150

		731

Real Estate Operator & Developer (2.42%)
Allgreen Properties Ltd	175,000	181
Brookfield Asset Management Inc (a)	57,104	2,051
City Developments Ltd	124,000	1,223
Henderson Land Development Co Ltd (a)	269,000	2,534
Hopewell Holdings	384,000	1,773
Joint Corp	11,355	221
Keppel Land Ltd	14,000	71
Kerry Properties Ltd	192,000	1,543
Kowloon Development Co Ltd	156,716	406
Mitsui Fudosan Co Ltd	111,000	2,414
Quality Houses Public Company Ltd (a)(c)	298,112	19
Shenzhen Investment Ltd	662,000	474
Urban Corp	91,500	1,224

		14,134

Recycling (0.04%)
Asahi Pretec Corp	8,778	240

REITS — Apartments (0.05%)
Boardwalk Real Estate Investment Trust (a) (b)	6,000	271

REITS — Diversified (0.10%)
Eurocommercial Properties NV	6,256	323
Suntec Real Estate Investment Trust	242,238	288

		611

REITS — Office Property (0.15%)
ICADE (a)	5,828	869

Retail — Apparel & Shoe (0.76%)
Hennes & Mauritz AB	41,485	2,526
Inditex SA	28,227	1,734
Lojas Renner SA	10,400	210

		4,470

Retail — Computer Equipment (0.26%)
Game Group Plc	300,681	1,496

Retail — Consumer Electronics (0.04%)
JB Hi-Fi Ltd	16,523	226

Retail — Drug Store (0.05%)
Sugi Pharmacy Co Ltd	10,200	293

Retail — Jewelry (0.62%)
Swatch Group AG	11,986	3,613

Retail — Major Department Store (0.10%)
David Jones Ltd (b)	54,974	266
Hyundai Department Store Co Ltd (a)	2,293	291

		557

Retail — Miscellaneous/Diversified (0.04%)
Massmart Holdings Ltd	24,208	255

Retail — Pubs (0.18%)
Punch Taverns PLC	68,708	1,046

Rubber — Tires (1.11%)
Bridgestone Corp	103,000	1,833
Compagnie Generate des Etablissements Michelin	23,252	2,669
Continental AG	13,838	1,795
Hankook Tire Co Ltd (a)	11,350	217

		6,514

Rubber & Plastic Products (0.03%)
Tokai Rubber Industries Inc	9,555	164

Semiconductor Component — Integrated Circuits (0.20%)
Powertech Technology Inc	93,000	331
Siliconware Precision Industries Co	210,991	379
Taiwan Semiconductor Manufacturing Co Ltd	247,676	474

		1,184

Semiconductor Equipment (0.35%)
ASML Holding NV (a)	63,767	2,019

Steel — Producers (2.29%)
Angang Steel Co Ltd	89,360	245
ArcelorMittal	40,971	3,176
Cia Siderurgica Nacional SA ADR (a)(b)	2,970	266
Evraz Group SA (c)	6,961	539
Mechel ADR (b)	5,280	513
Nippon Steel Corp	471,000	2,917
POSCO ADR	4,487	675
Salzgitter AG	15,595	2,309
Shougang Concord International Enterprises Company Ltd	462,000	189
Sidenor Steel Products Manufacturing Co	11,677	173
Tata Steel Ltd (a)	12,023	290
Voestalpine AG	29,221	2,113

		13,405

Steel — Specialty (0.04%)
Mitsubishi Steel Manufacturing Co Ltd (b)	54,527	212
See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telecommunication Equipment (0.04%)
VTech Holdings Ltd	34,000	$244

Telecommunication Services (1.31%)
Reliance Communications Ltd	20,485	388
Singapore Telecommunications Ltd	1,113,000	3,093
Tele2 AB	72,850	1,460
Telekom Malaysia Bhd	95,800	324
Telenet Group Holding NV (a)	4,672	136
TeliaSonera AB	244,000	2,284

		7,685

Telephone — Integrated (3.56%)
Brasil Telecom Participacoes SA	20,627	302
BT Group PLC	439,473	2,386
France Telecom SA	110,512	3,978
Golden Telecom Inc (a)(b)	3,016	305
KDDI Corp	394	2,934
KT Corp (a)	8,060	421
Telecom Argentina SA ADR (a)	2,073	46
Telefonica SA	237,400	7,712
Telefonos de Mexico SAB de CV ADR	16,582	611
Telstra Corp Ltd	516,845	2,128

		20,823

Television (0.21%)
Gestevision Telecinco SA (b)	47,933	1,227

Therapeutics (0.21%)
Grifols SA	54,930	1,238

Tobacco (1.52%)
Imperial Tobacco Group PLC	72,577	3,918
ITC Ltd	39,048	207
Japan Tobacco Inc	796	4,760

		8,885

Tools — Hand Held (0.41%)
Hitachi Koki Co Ltd	21,766	343
Makita Corp	48,500	2,058

		2,401

Toys (1.03%)
Nintendo Co Ltd	10,100	6,048

Transport — Marine (1.31%)
China COSCO Holdings Co Ltd	53,500	148
China Shipping Development Co Ltd	76,000	201
D/S Norden	12,850	1,421
Golden Ocean Group Ltd	82,200	511
Jinhui Shipping & Transportation Ltd (a)	21,044	229
Kawasaki Kisen Kaisha Ltd	166,000	1,631
Mitsui OSK Lines Ltd	150,000	1,915
Pacific Basin Shipping Ltd (b)	866,005	1,397
Shinwa Kaiun Kaisha Ltd	33,309	202
Wan Hai Lines Ltd	1	—

		7,655

Transport — Rail (0.28%)
Central Japan Railway Co	193	1,646

Transport — Services (0.78%)
Firstgroup Plc	152,032	2,466
Kintetsu World Express Inc	7,100	248
Stagecoach Group PLC	322,736	1,831

		4,545

Water (0.05%)
Companhia de Saneamento Basico de Estado de Sao Paulo (a)	12,840	297

Web Portals (0.05%)
NHNCorp	1,205	291

Wire & Cable Products (0.33%)
Leoni AG	6,892	339
Nexans SA	12,692	1,587

		1,926

Wireless Equipment (1.49%)
Nokia OYJ	224,553	8,707

TOTAL COMMON STOCKS		$576,870

PREFERRED STOCKS (1.02%)
Auto — Car & Light Trucks (0.41%)
Porsche Automobil Holding SE	1,176	2,374

Diversified Minerals (0.30%)
Cia Vale do Rio Doce	61,656	1,758

Diversified Operations (0.11%)
Investimentos Itau SA	96,472	637

Electric — Integrated (0.05%)
Cia Energetica de Minas Gerais	15,100	276

Food — Meat Products (0.09%)
Sadia SA(a)	96,600	549

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	1,113	5

Steel — Producers (0.06%)
Usinas Siderurgicas de Minas Gerais SA	7,950	364

TOTAL PREFERRED STOCKS		$5,963

See accompanying notes

Schedule of Investments
Diversified International Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (5.27%)
Commercial Paper (0.48%)
Investment in Joint Trading Account; General Electric Capital 4.00%, 1/2/2008	$2,776	$2,776

Money Market Funds (4.79%)
BNY Institutional Cash Reserve Fund (e)	28,000	28,000

TOTAL SHORT TERM INVESTMENTS		$30,776

REPURCHASE AGREEMENTS (1.01%)
Finance — Investment Banker & Broker (1.01%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,975,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (e)	$5,910	$5,909

TOTAL REPURCHASE AGREEMENTS		$5,909

Total Investments		$619,518
Liabilities in Excess of Other Assets, Net — (6.01)%		(35,101)

TOTAL NET ASSETS - 100.00%		$584,417

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,186 or 0.55% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,957 or 0.33% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$100,264
Unrealized Depreciation	(19,677)

Net Unrealized Appreciation (Depreciation)	80,587
Cost for federal income tax purposes	538,913
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Country	Percent

United Kingdom	15.37%
Japan	14.10%
Germany	8.81%
Switzerland	7.37%
United States	6.28%
Canada	6.08%
France	6.06%
Australia	5.96%
Spain	4.88%
Hong Kong	4.14%
Netherlands	3.28%
Italy	2.85%
Singapore	2.06%
Finland	1.79%
Korea, Republic Of	1.76%
Brazil	1.55%
Greece	1.48%
Russian Federation	1.23%
Sweden	1.07%
Denmark	1.03%
Norway	0.97%
Taiwan, Province Of China	0.93%
China	0.89%
Austria	0.84%
Belgium	0.84%
India	0.82%
South Africa	0.71%
Luxembourg	0.64%
Mexico	0.39%
Turkey	0.33%
Portugal	0.29%
Israel	0.26%
Ireland	0.23%
Malaysia	0.18%
Thailand	0.14%
Poland	0.11%
Indonesia	0.10%
Bermuda	0.09%
Czech Republic	0.07%
Egypt	0.02%
Argentina	0.01%
Liabilities in Excess of Other Assets, Net	(6.01%)

TOTAL NET ASSETS	100.00%

See accompanying note

Schedule of Investments
Equity Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)
| |
COMMON STOCKS (97.18%)
Advertising Sales (0.78%)
Lamar Advertising Co (a)	49,100	$2,360

Aerospace & Defense (1.52%)
General Dynamics Corp	51,300	4,565

Airlines (1.15%)
Southwest Airlines Co	284,200	3,467

Applications Software (5.43%)
Microsoft Corp	419,500	14,934
Red Hat Inc (a)(b)	68,100	1,419

		16,353

Audio & Video Products (0.57%)
Harman International Industries Inc	23,500	1,732

Casino Hotels (1.76%)
Las Vegas Sands Corp (a)(b)	13,600	1,401
Melco PBL Entertainment Macau Ltd ADR (a)(b)	48,400	560
MM Mirage (b)	39,600	3,327

		5,288

Casino Services (1.80%)
International Game Technology	123,700	5,434

Cellular Telecommunications (1.07%)
MetroPCS Communications Inc (a)(b)	165,500	3,219

Computers (3.64%)
Apple Inc (b)	36,800	7,290
Dell Inc (b)	150,400	3,686

		10,976

Consulting Services (1.74%)
Accenture Ltd	145,700	5,250

Data Processing & Management (0.98%)
Automatic Data Processing Inc	66,200	2,948

Diversified Manufacturing Operations (6.38%)
Danaher Corp	110,400	9,687
General Electric Co	257,000	9,527

		19,214

E-Commerce - Products (2.86%)
Amazon. Com Inc (b)	93,100	8,625

Electronic Components - Semiconductors (4.80%)
Broadcom Corp (b)	154,400	4,036
Intel Corp	219,400	5,849
Xilinx Inc	208,600	4,562

		14,447

Engineering - Research & Development Services (2.42%)
Foster Wheeler Ltd (b)	25,700	3,984
McDermott International Inc (b)	55,800	3,294

		7,278

Entertainment Software (1.72%)
Electronic Arts Inc (b)	88,900	5,193

Fiduciary Banks (3.75%)
State Street Corp	139,000	11,287

Finance - Investment Banker & Broker (1.63%)
Morgan Stanley	92,400	4,907

Hotels & Motels (1.29%)
Marriott International Inc/DE	114,100	3,900

Human Resources (0.74%)
Monster Worldwide Inc (a)(b)	68,800	2,229

Industrial Gases (0.70%)
Praxair Inc	23,800	2,111

Investment Management & Advisory Services (1.73%)
Franklin Resources Inc	45,600	5,218

Medical - Biomedical/Gene (2.33%)
Celgene Corp (a)(b)	54,643	2,525
Genentech Inc (b)	66,800	4,480

		7,005

Medical - Drugs (2.74%)
Allergan Inc/United States	69,900	4,490
Schering-Plough Corp	141,100	3,759

		8,249

Medical - HMO (1.00%)
WellPoint Inc (b)	34,300	3,009

Medical - Wholesale Drug Distribution (0.54%)
Cardinal Health Inc	28,400	1,640

Medical Instruments (2.97%)
Medtronic Inc	112,800	5,670
St Jude Medical Inc (b)	80,500	3,272

		8,942

Medical Products (0.57%)
Stryker Corp (b)	23,000	1,719

Metal - Diversified (0.91%)
Freeport-McMoRan Copper & Gold Inc	26,800	2,745

Multimedia (0.84%)
McGraw-Hill Cos Inc/The	57,800	2,532

See accompanying notes

Schedule of Investments
Equity Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Networking Products (4.49%)
Cisco Systems Inc (b)	155,900	$4,220
Juniper Networks Inc (b)	279,900	9,293

		13,513

Oil — Field Services (2.49%)
Schlumberger Ltd	76,200	7,496

Oil Company — Integrated (0.71%)
Suncor Energy Inc	19,700	2,142

Retail — Bedding (0.71%)
Bed Bath & Beyond Inc (b)	72,600	2,134

Retail — Discount (1.00%)
Target Corp	60,200	3,010

Retail — Drug Store (3.80%)
CVS Caremark Corp (a)	195,807	7,783
Walgreen Co	96,100	3,660

		11,443

Retail — Regional Department Store (1.66%)
Kohl’s Corp (b)	109,200	5,001

Retail — Restaurants (0.69%)
Yum! Brands Inc	54,400	2,082

Semiconductor Component — Integrated Circuits (2.96%)
Analog Devices Inc	111,100	3,522
Marvell Technology Group Ltd (a)(b)	385,300	5,386

		8,908

Semiconductor Equipment (1.02%)
Applied Materials Inc	173,100	3,074

Telecommunication Equipment — Fiber Optics (2.05%)
Corning Inc	257,100	6,168
Therapeutics (2.93%)
Gilead Sciences Inc (b)	192,000	8,834

Toys (0.97%)
Nintendo Co Ltd ADR	39,500	2,925

Transport — Services (1.52%)
Expeditors International Washington Inc	102,400	4,575

Web Portals (4.11%)
Google Inc (b)	17,900	12,378

Wireless Equipment (5.71%)
American Tower Corp (b)	235,900	10,049
Crown Castle International Corp (a)(b)	62,400	2,596
Qualcomm Inc	116,000	4,566

		17,211

TOTAL COMMON STOCKS		$292,736

	Principal
	Amount	Value
	(000’s)	(000’s)
| |
SHORT TERM INVESTMENTS (2.24%)
Money Market Funds (2.24%)
BNY Institutional Cash Reserve Fund (c)	$6,727	$6,727

TOTAL SHORT TERM INVESTMENTS		$6,727

REPURCHASE AGREEMENTS (3.39%)
Finance — Investment Banker & Broker (3.39%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $10,330,000; 0.00% -6.50%; dated 0l/15/08 - 06/09/33) (c)	$10,218	$10,215

TOTAL REPURCHASE AGREEMENTS		$10,215

Total Investments		$309,678
Liabilities in Excess of Other Assets, Net — (2.81)%		(8,455)

TOTAL NET ASSETS - 100.00%		$301,223

(a)	Security or a portion of the security was on loan at the end of the period

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$50,808
Unrealized Depreciation Net Unrealized Appreciation (Depreciation)	(15,247)

35,561
Cost for federal income tax purposes	274,117
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Communications	21.91%
Technology	20.55%
Consumer, Non-cyclical	15.56%
Consumer, Cyclical	15.41%
Financial	12.74%
Industrial	11.83%
Energy	3.20%
Basic Materials	1.61%
Liabilities in Excess of Other Assets, Net	(2.81%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.37%)
Aerospace & Defense (1.22%)
General Dynamics Corp	80,900	$7,199

Agricultural Operations (1.30%)
Archer-Daniels-Midland Co	165,700	7,693

Apparel Manufacturers (0.45%)
VF Corp	38,300	2,630

Audio & Video Products (0.61%)
Sony Corp ADR	66,800	3,627

Auto — Car & Light Trucks (0.38%)
Daimler AG (a)	23,600	2,257

Auto/Truck Parts & Equipment — Original (0.71%)
Johnson Controls Inc	115,800	4,173

Brewery (0.94%)
Molson Coors Brewing Co (a)	56,700	2,927
SABMiller PLC ADR	91,500	2,598

		5,525

Cellular Telecommunications (0.80%)
Vodafone Group PLC ADR	126,000	4,702

Chemicals — Diversified (1.10%)
Bayer AG ADR	72,000	6,512

Commercial Banks (0.92%)
Barclays PLC ADR	134,700	5,438

Computer Services (0.49%)
Electronic Data Systems Corp	138,500	2,871

Computers (1.20%)
Hewlett-Packard Co	140,800	7,108

Consumer Products — Miscellaneous (0.44%)
Kimberly-Clark Corp	37,400	2,593

Data Processing & Management (1.24%)
Automatic Data Processing Inc	106,500	4,742
Fidelity National Information Services	61,330	2,551

		7,293

Diversified Manufacturing Operations (6.29%)
3M Co	35,000	2,951
Dover Corp	113,400	5,227
General Electric Co	294,200	10,906
Honeywell International Inc	57,300	3,528
ITT Corp	111,400	7,357
Siemens AG ADR	45,800	7,207

		37,176

Electric — Integrated (5.20%)
Duke Energy Corp	351,400	7,088
FPL Group Inc	118,000	7,985
PG&E Corp	109,200	4,705
Progress Energy Inc	145,100	7,027
Xcel Energy Inc	172,300	3,889

		30,694

Electric Products — Miscellaneous (1.14%)
Emerson Electric Co	118,690	6,725

Electronic Components — Semiconductors (3.49%)
Intel Corp	608,500	16,222
Microchip Technology Inc	68,100	2,140
STMicroelectronics NV	156,900	2,244

		20,606

Electronics — Military (0.79%)
L-3 Communications Holdings Inc	43,900	4,651

Fiduciary Banks (1.82%)
Bank of New York Mellon Corp/The	220,475	10,750

Finance — Investment Banker & Broker (3.97%)
Goldman Sachs Group Inc/The	31,600	6,795
JPMorgan Chase & Co	215,600	9,411
Merrill Lynch & Co Inc	75,200	4,037
Morgan Stanley	60,100	3,192

		23,435

Food — Miscellaneous/Diversified (2.32%)
Cadbury Schweppes PLC ADR	87,500	4,320
Kraft Foods Inc	287,976	9,397

		13,717

Food — Retail (0.95%)
Safeway Inc	163,600	5,597

Forestry (0.64%)
Plum Creek Timber Co Inc (a)	21,600	994
Weyerhaeuser Co	37,600	2,773

		3,767

Gas — Distribution (1.18%)
Sempra Energy	112,700	6,974

Investment Management & Advisory Services (3.01%)
AllianceBernstein Holding LP	33,100	2,491
Ameriprise Financial Inc	55,500	3,059
Franklin Resources Inc	66,500	7,609
Legg Mason Inc	63,200	4,623

		17,782

Life & Health Insurance (1.71%)
Prudential Financial Inc	88,100	8,197

See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Life & Health Insurance (continued)
Unum Group	78,800	$1,875

		10,072

Medical — Drugs (4.83%)
AstraZeneca PLC ADR	41,100	1,760
Bristol-Myers Squibb Co	139,700	3,705
Novartis AG ADR	131,200	7,125
Pfizer Inc	115,700	2,630
Sanofi-Aventis SA ADR	176,500	8,036
Wyeth	119,500	5,281

		28,537

Medical — Generic Drugs (0.97%)
Teva Pharmaceutical Industries Ltd ADR	122,900	5,712

Medical — HMO (0.95%)
Aetna Inc	97,200	5,611

Medical — Wholesale Drug Distribution (0.73%)
Cardinal Health Inc	74,300	4,291

Medical Laboratory & Testing Service (0.59%)
Quest Diagnostics Inc	65,900	3,486

Metal — Diversified (0.68%)
Freeport-McMoRan Copper & Gold Inc	39,000	3,995

Multi-Line Insurance (6.18%)
ACE Ltd	153,200	9,465
American International Group Inc	77,500	4,518
Assurant Inc (a)	63,600	4,255
Hartford Financial Services Group Inc	41,300	3,601
ING Groep NV ADR	116,100	4,517
Loews Corp	74,400	3,745
MetLife Inc	103,400	6,372

		36,473

Multimedia (1.45%)
News Corp	131,700	2,799
Time Warner Inc	349,900	5,777

		8,576

Music (0.00%)
V2 Music Holdings PLC — Warrants (b)(c)(d)	250	—

Non-Hazardous Waste Disposal (0.55%)
Waste Management Inc	99,800	3,260

Oil Company — Exploration & Production (1.03%)
Devon Energy Corp	68,400	6,081

Oil Company — Integrated (5.63%)
Chevron Corp	158,384	14,782
Hess Corp	48,000	4,841
Marathon Oil Corp	107,300	6,530
Petroleo Brasileiro SA ADR	61,700	7,111

		33,264

Paper & Related Products (0.47%)
International Paper Co	85,700	2,775

Pipelines (1.53%)
El Paso Corp	71,600	1,234
Enterprise Products Partners LP	42,000	1,339
Kinder Morgan Energy Partners LP (a)	47,500	2,565
Williams Cos Inc	109,400	3,914

		9,052

Quarrying (0.40%)
Vulcan Materials Co	30,100	2,381

Regional Banks (4.06%)
Bank of America Corp	296,002	12,213
PNC Financial Services Group Inc	110,100	7,228
Wells Fargo & Co	150,500	4,544

		23,985

REITS — Diversified (0.40%)
Duke Realty Corp	42,500	1,109
Vornado Realty Trust	14,000	1,231

		2,340

REITS — Hotels (0.25%)
Host Hotels & Resorts Inc	87,200	1,486

REITS — Regional Malls (0.13%)
Macerich Co/The	11,200	796

REITS — Shopping Centers (0.34%)
Developers Diversified Realty Corp	28,800	1,103
Kimco Realty Corp	24,300	884

		1,987

REITS — Storage (0.24%)
Public Storage	19,700	1,446

REITS — Warehouse & Industrial (0.87%)
AMB Property Corp	35,300	2,032
Prologis	48,900	3,099

		5,131

Retail — Discount (0.87%)
Target Corp (a)	103,100	5,155

Retail — Drug Store (1.31%)
CVS Caremark Corp	194,103	7,716

See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Shares	Value
	Held	(000’s)
| |
COMMON STOCKS (continued)
Retail — Major Department Store (0.94%)
JC Penney Co Inc	125,600	$5,525

Retail — Regional Department Store (0.71%)
Macy’s Inc	162,800	4,212

Retail — Restaurants (1.36%)
McDonald’s Corp	136,000	8,012

Semiconductor Component — Integrated Circuits (1.06%)
Linear Technology Corp (a)	54,300	1,728
Taiwan Semiconductor Manufacturing Co Ltd ADR	455,500	4,537

		6,265

Semiconductor Equipment (0.42%)
Applied Materials Inc	139,300	2,474

Steel — Producers (0.98%)
United States Steel Corp	47,900	5,792

Telecommunication Services (0.39%)
TELUS Corp (b)	48,273	2,330

Telephone — Integrated (7.51%)
AT&T Inc	505,200	20,996
Deutsche Telekom AG ADR	26,500	574
France Telecom SA ADR	21,200	755
Nippon Telegraph & Telephone Corp ADR	108,400	2,673
Telstra Corp Ltd ADR	54,800	1,113
Verizon Communications Inc	374,400	16,358
Windstream Corp	145,807	1,899

		44,368

Television (0.41%)
CBS Corp	89,400	2,436

Tobacco (0.86%)
Reynolds American Inc (a)	77,200	5,092

Transport — Rail (1.52%)
Norfolk Southern Corp	70,400	3,551
Union Pacific Corp	43,200	5,427

		8,978

Transport — Services (0.48%)
FedEx Corp	32,100	2,862

Wireless Equipment (0.96%)
Motorola Inc	353,400	5,669

TOTAL COMMON STOCKS		$569,118

CONVERTIBLE PREFERRED STOCKS (0.04%)
Savings & Loans — Thrifts (0.04%)
Washington Mutual Inc (b)	240	$212

TOTAL CONVERTIBLE PREFERRED STOCKS		$212

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (0.46%)
Electric — Integrated (0.02%)
Texas-New Mexico Power Co
6.25%, 1/15/2009	$100	101

Medical — HMO (0.09%)
Aetna Inc
7.88%, 3/1/2011	500	541

Rental — Auto & Equipment (0.17%)
Erac USA Finance Co
7.35%, 6/15/2008 (e)	1,000	1,009

Telecommunication Services (0.18%)
TELUS Corp
8.00%, 6/1/2011	1,000	1,083

TOTAL BONDS		$2,734

U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS (0.01%)
Federal Home Loan Mortgage Corporation
(FHLMC) (0.01%)
6.50%, 9/1/2030	37	38
7.00%, 9/1/2030	13	14

		52

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$52
SHORT TERM INVESTMENTS (1.62%)
Money Market Funds (1.62%)
BNY Institutional Cash Reserve Fund (f)	$9,595	$9,595

TOTAL SHORT TERM INVESTMENTS		$9,595

REPURCHASE AGREEMENTS (3.56%)
Finance — Investment Banker & Broker (0.86%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,119,000; 0.00% -6.50%; dated 0l/15/08 - 06/09/33) (f)	$5,063	$5,062

Money Center Banks (2.70%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U. S. Government Agency Issues; $8,230,000; 3.75% - 6.75%; dated 08/03/09 -06/15/35)	7,993	7,991

See accompanying notes

Schedule of Investments
Equity Income Account I
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
| |
REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $8,230,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	$7,993	$7,991

		15,982

TOTAL REPURCHASE AGREEMENTS		$21,044

Total Investments		$602,755
Liabilities in Excess of Other Assets, Net — (2.06)%		(12,175)

TOTAL NET ASSETS — 100.00%		$590,580

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,009 or 0.17% of net assets.

(f)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$77,919
Unrealized Depreciation	(16,710)

Net Unrealized Appreciation (Depreciation)	61,209
Cost for federal income tax purposes	541,546

All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.12%
Consumer, Non-cyclical	15.14%
Industrial	12.00%
Communications	11.71%
Energy	8.19%
Technology	7.89%
Consumer, Cyclical	7.33%
Utilities	6.40%
Basic Materials	4.27%
Mortgage Securities	0.01%
Liabilities in Excess of Other Assets, Net	(2.06%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Equity Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (89.54%)
Aerospace & Defense (0.97%)
Northrop Grumman Corp	680	$53

Apparel Manufacturers (0.47%)
VF Corp	380	26

Applications Software (1.45%)
Microsoft Corp	2,250	80

Beverages — Non-Alcoholic (1.85%)
Coca-Cola Co/The	1,050	64
Pepsi Bottling Group Inc	960	38

		102

Chemicals — Diversified (2.02%)
EI Du Pont de Nemours & Co	1,180	52
PPG Industries Inc	850	60

		112

Commercial Services — Finance (0.50%)
H&R Block Inc	1,480	28

Computers (2.29%)
Hewlett-Packard Co	1,260	63
International Business Machines Corp	580	63

		126

Data Processing & Management (0.42%)

Fiserv Inc (a)	420	23

Diversified Manufacturing Operations (6.56%)
Dover Corp	790	36
General Electric Co	6,030	224
Ingersoll-Rand Co Ltd	910	42
Parker Hannifin Corp	500	38
Tyco International Ltd	570	23

		363

Electric — Integrated (2.61%)
Exelon Corp	970	79
PPL Corp	1,250	65

		144

Electronic Components — Semiconductors (0.49%)
Intel Corp	1,020	27

Enterprise Software & Services (0.68%)
Oracle Corp (a)	1,670	38

Fiduciary Banks (0.48%)
Bank of New York Mellon Corp/The	540	26

Finance — Credit Card (0.17%)
Discover Financial Services	620	9

Finance — Investment Banker & Broker (7.83%)
Bear Stearns Cos Inc/The	120	10
Citigroup Inc	5,670	167
JPMorgan Chase & Co	3,040	133
Merrill Lynch & Co Inc	1,130	61
Morgan Stanley	1,160	62

		433

Finance — Mortgage Loan/Banker (1.29%)
Countrywide Financial Corp (b)	490	4
Freddie Mac	1,960	67

		71

Financial Guarantee Insurance (0.32%)
MGIC Investment Corp (b)	780	18

Food — Miscellaneous/Diversified (1.05%)
Unilever NV	1,590	58

Food — Retail (0.61%)
Kroger Co/The	1,260	34

Forestry (1.09%)
Weyerhaeuser Co	820	60

Home Decoration Products (0.63%)
Newell Rubbermaid Inc	1,350	35

Independent Power Producer (0.49%)
NRG Energy Inc (a)(b)	630	27

Insurance Brokers (0.24%)
Marsh & McLennan Cos Inc	500	13

Life & Health Insurance (0.57%)
Torchmark Corp	520	32

Machinery — Construction & Mining (0.70%)
Caterpillar Inc	530	38

Machinery — Farm (0.39%)
Deere & Co	230	21

Medical — Biomedical/Gene (0.48%)
Amgen Inc (a)	570	26

Medical — Drugs (5.66%)
Abbott Laboratories	1,120	63
Eli Lilly & Co	660	35
Merck & Co Inc	760	44
Pfizer Inc	4,800	109
Wyeth	1,390	62

		313

See accompanying notes

Schedule of Investments
Equity Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
| |
COMMON STOCKS (continued)
Medical Instruments (0.49%)
Medtronic Inc	540	$27

Medical Laboratory & Testing Service (0.30%)
Quest Diagnostics Inc	310	16

Medical Products (2.22%)
Johnson & Johnson	1,840	123

Multi-Line Insurance (5.10%)
Allstate Corp/The	1,120	59
American International Group Inc	2,090	122
Hartford Financial Services Group Inc	680	59
Loews Corp	840	42

		282

Multimedia (2.06%)
Time Warner Inc	3,890	64
Viacom Inc (a)	1,130	50

		114

Non-Hazardous Waste Disposal (0.56%)
Waste Management Inc	940	31

Office Automation & Equipment (0.54%)
Xerox Corp	1,830	30

Office Supplies & Forms (0.24%)
Avery Dennison Corp	250	13

Oil Company — Exploration & Production (0.24%)
Devon Energy Corp	150	13

Oil Company — Integrated (12.87%)
Chevron Corp	1,950	182
ConocoPhillips	1,400	124
Exxon Mobil Corp	2,800	262
Royal Dutch Shell PLC — A shares ADR	1,700	143

		711

Oil Field Machinery & Equipment (0.48%)
National Oilwell Varco Inc (a)	360	26

Printing — Commercial (0.63%)
RR Donnelley & Sons Co	920	35

Publishing — Newspapers (0.92%)
Gannett Co Inc	1,300	51

Regional Banks (8.05%)
Bank of America Corp (c)	3,800	157
National City Corp (b)	940	15
PNC Financial Services Group Inc	510	34
US Bancorp	2,220	70
Wachovia Corp	1,730	66
Wells Fargo & Co	3,410	103

		445

Retail — Apparel & Shoe (0.42%)
Gap Inc/The	1,100	23

Retail — Building Products (0.48%)
Home Depot Inc	990	27

Retail — Consumer Electronics (0.71%)
Best Buy Co Inc	750	40

Retail — Discount (1.13%)
Wal-Mart Stores Inc	1,310	62

Retail — Drug Store (0.51%)
Walgreen Co	740	28

Retail — Office Supplies (0.59%)
Staples Inc	1,410	33

Retail — Regional Department Store (0.50%)
Kohl’s Corp (a)	600	28

Retail — Restaurants (0.37%)
McDonald’s Corp	350	21

Savings & Loans — Thrifts (0.39%)
Washington Mutual Inc (b)	1,580	22

Semiconductor Equipment (0.31%)
Applied Materials Inc	980	17

Steel — Producers (0.57%)
Nucor Corp	530	31

Telephone — Integrated (5.20%)
AT&T Inc (c)	4,070	169
Sprint Nextel Corp	2,660	35
Verizon Communications Inc	1,900	83

		287

Tobacco (1.15%)
Altria Group Inc	840	64

Wireless Equipment (0.20%)
Motorola Inc	750	11

TOTAL COMMON STOCKS		$4,947

See accompanying notes

Schedule of Investments
Equity Value Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
| |
REPURCHASE AGREEMENTS (1.30%)
Finance — Investment Banker & Broker (1.30%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $59,000; 5.38% - 5.50%; dated 03/15/11- 05/18/16) (d)	$58	$58

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $14,000; 0.00% - 6.50%; dated 01/15/08 -06/09/33) (d)	14	14

		72

TOTAL REPURCHASE AGREEMENTS		$72

Total Investments		$5,019
Other Assets in Excess of Liabilities, Net - 9.16%		506

TOTAL NET ASSETS - 100.00%		$5,525

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $124 or 2.25% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$618
Unrealized Depreciation	(460)

Net Unrealized Appreciation (Depreciation)	158
Cost for federal income tax purposes	4,861
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P 500 eMini; March 2008	3	$224	$222	$(2)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	25.73%
Consumer, Non-cyclical	15.18%
Energy	13.59%
Industrial	9.17%
Communications	8.37%
Technology	6.18%
Consumer, Cyclical	5.82%
Basic Materials	3.69%
Utilities	3.11%
Other Assets in Excess of Liabilities, Net	9.16%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	4.01%

See accompanying notes

Schedule of Investments
Government & High Quality Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
| |
BONDS (57.39%)
Asset Backed Securities (4.62%)
Chase Funding Mortgage Loan Asset-Backed Certificates
5.15%, 9/25/2033 (a)	$201	$196
5.10%, 12/25/2033 (a)(b)	319	312
Countrywide Asset-Backed Certificates
5.03%, 6/25/2037 (a)(b)	1,500	1,236
Credit-Based Asset Servicing and Securitization
5.03%, 3/25/2036 (a)(b)	1,500	1,422
Long Beach Mortgage Loan Trust
4.97%, 10/25/2036 (a)(b)	4,000	3,767
Popular ABS Mortgage Pass-Through Trust
5.12%, 9/25/2035 (a)	216	216
Saxon Asset Securities Trust
5.02%, 3/25/2036 (a)(b)	4,000	3,687
Structured Asset Investment Loan Trust
5.09%, 1/25/2036 (a)(b)	1,500	1,476
Swift Master Auto Receivables Trust
5.13%, 6/15/2012 (a)(b)	2,250	2,217

		14,529

Automobile Sequential (1.28%)
Capital Auto Receivables Asset Trust
5.18%, 11/15/2008 (a)(b)	458	459
5.06%, 10/15/2009 (a)(b)	2,250	2,247
WFS Financial Owner Trust
3.93%, 2/17/2012 (b)	1,307	1,302

		4,008

Credit Card Asset Backed Securities (1.56%)
Discover Card Master Trust
5.65%, 3/16/2020	1,583	1,581
Discover Card Master Trust I
5.05%, 5/15/2011 (a)	2,200	2,189
Washington Mutual Master Note Trust
5.78%, 10/15/2014 (a)(b)(c)(d)	1,150	1,134

		4,904

Finance — Mortgage Loan/Banker (25.45%)
Fannie Mae
5.25%, 8/1/2012 (e)(f)	8,950	9,303
5.16%, 10/25/2018 (a)(b)	768	771
5.00%, 8/25/2026	2,088	2,094
6.63%, 11/15/2030 (f)	550	679
5.06%, 4/25/2034 (a)	4,749	4,750
0.27%, 3/25/2036	22,537	201
6.50%, 2/25/2047 (c)	2,000	2,079
Fannie Mae Grantor Trust
5.50%, 9/25/2011	3,250	3,349
5.34%, 4/25/2012	3,500	3,588
5.21%, 5/25/2035 (a)	1,562	1,581
5.02%, 9/25/2035 (a)	1,220	1,213
Fannie Mae Whole Loan
5.02%, 5/25/2035 (a)	1,791	1,779
Federal Home Loan Bank System
5.46%, 11/27/2015 (c)	2,178	2,210
Freddie Mac
4.13%, 7/12/2010	1,200	1,215
4.88%, 11/15/2013	3,200	3,337
5.75%, 6/27/2016 (f)	1,900	2,052
4.50%, 7/15/2017	4,800	4,779
5.33%, 6/15/2018 (a)	3,163	3,171
5.43%, 7/15/2023 (a)	4,631	4,592
5.23%, 4/15/2030 (a)	4,173	4,174
5.50%, 9/15/2031 (a)	1,075	1,064
Ginnie Mae
1.69%, 10/16/2012 (a)	72,354	2,502
3.89%, 7/16/2026	1,263	1,245
4.51%, 10/16/2028 (a)	1,867	1,860
5.08%, 1/16/2030 (a)	1,200	1,208
3.96%, 6/16/2031	1,844	1,814
4.26%, 2/16/2032	1,814	1,796
0.96%, 6/17/2045 (a)	27,282	1,175
0.84%, 11/16/2045	3,087	120
1.13%, 5/16/2046 (a)	8,485	368
1.06%, 10/16/2046	12,367	618
1.11%, 2/16/2047 (a)	14,865	671
0.85%, 3/16/2047 (a)	14,398	661
SLM Student Loan Trust
5.17%, 10/25/2016 (a)	4,444	4,448
5.18%, 9/17/2018 (a)	3,578	3,587

		80,054

Home Equity — Other (4.57%)
ACE Securities Corp
5.07%, 9/25/2035 (a)(b)	940	937
American Home Mortgage Investment Trust
5.06%, 11/25/2030 (a)(b)	1,793	1,755
Asset Backed Securities Corp Home Equity
4.97%, 7/25/2036 (a)(b)	2,900	2,805
First NLC Trust
5.10%, 5/25/2035 (a)	1,072	1,050
JP Morgan Mortgage Acquisition Corp
5.12%, 7/25/2035 (a)(b)	1,532	1,499
Morgan Stanley Home Equity Loans
5.03%, 2/25/2036 (a)(b)	4,750	4,474
Soundview Home Equity Loan Trust
4.96%, 7/25/2036 (a)	1,892	1,861

		14,381

Mortgage Backed Securities (19.91%)
Banc of America Commercial Mortgage Inc
4.73%, 7/10/2043 (a)	2,500	2,347
Banc of America Funding Corp
5.03%, 7/20/2036 (a)(b)	1,772	1,766
5.23%, 7/20/2036 (a)(b)	1,228	1,185

See accompanying notes

Schedule of Investments
Government & High Quality Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
Bear Stearns Alt-A Trust
5.03%, 4/25/2037 (a)(b)	$841	$789
Bear Stearns Mortgage Funding Trust
5.07%, 7/25/2036 (a)(b)(c)	925	873
Chase Mortgage Finance Corp
4.56%, 7/25/2037 (a)(b)(c)	2,508	2,495
Commercial Mortgage Pass Through Certificates
0.06%, 12/10/2046 (a)	20,456	244
Credit Suisse Mortgage Capital Certificates
5.81%, 9/15/2039	2,000	2,058
0.06%, 12/15/2039	13,255	220
CS First Boston Mortgage Securities Corp
0.53%, 11/15/2036 (a)(d)	10,555	415
Ge Capital Commercial Mortgage Corp
5.61%, 4/10/2017 (a)	2,800	2,775
5.33%, 11/10/2045 (a)	3,500	3,512
G-Force LLC
5.16%, 12/25/2039 (a)(d)	2,300	1,495
Greenwich Capital Commercial Funding Corp
0.32%, 3/10/2039 (a)(d)	44,039	942
GS Mortgage Securities Corp II
0.65%, 11/10/2039	23,858	920
5.80%, 8/10/2045 (a)	2,225	2,301
Impac CMB Trust
5. 18%, 4/25/2035 (a)	879	865
JP Morgan Chase Commercial Mortgage Securities
0.33%, 9/12/2037 (a)	64,671	816
5.82%, 6/15/2049 (a)	2,900	2,926
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (a)	2,250	2,234
5.30%, 4/25/2036 (a)	889	888
5.82%, 6/25/2036 (a)	1,346	1,372
5.95%, 8/25/2036 (a)	1,825	1,802
6.00%, 8/25/2036 (a)	2,166	2,172
5.56%, 10/25/2036 (a)	3,700	3,591
5.83%, 1/25/2037 (a)	3,469	3,473
LB-UBS Commercial Mortgage Trust
0.08%, 11/15/2038 (a)(d)	10,408	174
0.72%, 11/15/2038 (a)(d)	17,391	745
0.06%, 2/15/2040 (a)(d)	5,937	68
0.49%, 2/15/2040 (a)	7,443	232
0.74%, 7/15/2040 (a)	80,024	2,014
Merrill Lynch Mortgage Trust
0.56%, 5/12/2043	35,596	816
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.54%, 8/12/2048 (a)	26,897	1,008
0.06%, 12/12/2049 (a)	39,818	569
Morgan Stanley Capital I
0.36%, 8/13/2042	133,423	2,203
0.04%, 12/15/2043 (a)(d)	21,381	275
Residential Accredit Loans Inc
5.02%, 2/25/2037 (a)(b)(c)	1,993	1,878
5.06%, 7/25/2037 (a)(b)(c)	1,988	1,827
Wachovia Bank Commercial Mortgage Trust
0.63%, 5/15/2044 (a)(d)	71,703	1,499
5.82%, 5/15/2046 (a)	2,175	2,151
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)(b)	3,169	2,670

		62,605

TOTAL BONDS		$180,481

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (70.13%)
Federal Home Loan Mortgage Corporation (FHLMC) (22.63%)
4.50%, 1/1/2023 (g)	1,005	988
5.00%, 1/1/2023 (g)	2,775	2,778
5.00%, 1/1/2038 (g)	13,675	13,342
5.50%, 1/1/2038 (g)	9,165	9,145
6.00%, 1/1/2038 (g)	8,715	8,843
6.00%, 1/1/2009	30	31
6.00%, 1/1/2009	3	3
6.00%, 7/1/2009	72	73
6.50%, 6/1/2017	485	502
6.00%, 7/1/2017	251	257
5. 50%, 4/1/2018	710	719
6.50%, 6/1/2018	33	34
6.50%, 8/1/2021	39	41
7.00%, 9/1/2023	58	60
6.00%, 12/1/2023	63	65
7.00%, 12/1/2023	33	34
7.00%, 1/1/2024	30	31
5.50%, 2/1/2024	77	78
5.50%, 3/1/2024	50	51
6.50%, 4/1/2024	44	46
6.00%, 8/1/2025	52	53
5.00%, 10/1/2025	3,248	3,211
6.00%, 1/1/2026	22	23
6.50%, 4/1/2026	37	38
6.50%, 5/1/2026	38	39
6.50%, 5/1/2026	39	41
7.00%, 9/1/2027	38	40
6.50%, 12/1/2027	34	36
6.50%, 1/1/2028	28	29
7.00%, 1/1/2028	10	11
6.50%, 3/1/2028	33	34
7.00%, 4/1/2028	168	177
7.00%, 5/1/2028	26	27
7.00%, 8/1/2028	38	40
6.50%, 9/1/2028	29	30
6.50%, 9/1/2028	44	45

See accompanying notes

Schedule of Investments
Government & High Quality Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.50%, 10/1/2028	$187	$194
6.50%, 11/1/2028	47	49
6.50%, 12/1/2028	99	103
7.50%, 10/1/2030	88	94
8.00%, 10/1/2030	108	115
7.50%, 2/1/2031	81	86
7.50%, 2/1/2031	23	24
6.50%, 7/1/2031	148	153
6.50%, 8/1/2031	52	54
6.50%, 10/1/2031	51	53
7.00%, 10/1/2031	83	87
6.00%, 12/1/2031	265	270
6.50%, 12/1/2031	211	218
6.50%, 2/1/2032	203	210
6.50%, 5/1/2032	441	455
6.50%, 8/1/2032	407	421
6.50%, 8/1/2032	1,391	1,438
5.00%, 12/1/2032	1,497	1,465
5.50%, 3/1/2033	2,693	2,693
5.00%, 6/1/2033	4,574	4,470
5.00%, 7/1/2035	409	399
5.00%, 10/1/2035	825	806
6.00%, 8/1/2036	3,028	3,073
6.50%, 11/1/2036	908	934
6.00%, 4/1/2037	3,747	3,803
6.84%, 9/1/2032 (a)	146	148
7.25%, 9/1/2033 (a)	144	145
5.95%, 2/1/2034 (a)	480	488
4.67%, 8/1/2035 (a)	1,352	1,357
6.56%, 7/1/2036 (a)	2,095	2,141
6.51%, 10/1/2036 (a)	972	995
6.50%, 1/1/2037 (a)	1,514	1,543
6.51%, 1/1/2037 (a)	1,364	1,395
6.60%, 5/1/2037	313	317

		71,191

Federal National Mortgage Association (FNMA) (23.09%)
4.50%, 1/1/2023 (g)	810	797
5.50%, 1/1/2038 (g)	16,180	16,160
6.00%, 1/1/2038 (g)	13,560	13,768
6.50%, 1/1/2038 (g)	3,725	3,829
6.00%, 2/1/2009	29	29
6.50%, 6/1/2016	209	216
6.00%, 8/1/2016	306	313
5.50%, 8/1/2017	570	579
6.50%, 8/1/2017	364	377
5.00%, 1/1/2018	1,958	1,963
5.50%, 1/1/2018	1,178	1,195
5.50%, 7/1/2019	384	390
5.50%, 8/1/2019	116	117
5.50%, 8/1/2019	187	189
5.50%, 8/1/2019	105	107
5.50%, 8/1/2019	75	76
5.50%, 8/1/2019	362	367
5.50%, 8/1/2019	209	212
5.50%, 9/1/2019	562	570
5.50%, 10/1/2019	187	190
4.50%, 12/1/2019	592	582
4.50%, 1/1/2020	1,829	1,799
7.50%, 4/1/2022	9	10
7.50%, 4/1/2022	25	26
6.00%, 6/1/2022	307	313
6.00%, 11/1/2023	6	6
6.50%, 11/1/2023	107	111
5.50%, 5/1/2024	239	242
6.50%, 5/1/2024	76	79
6.50%, 7/1/2025	19	20
6.50%, 8/1/2025	106	110
6.50%, 2/1/2026	27	28
6.00%, 3/1/2026	11	11
6.50%, 3/1/2026	18	18
6.50%, 5/1/2026	38	39
6.50%, 6/1/2026	16	16
7.00%, 1/1/2027	15	15
7.50%, 7/1/2027	15	16
7.00%, 11/1/2027	15	16
6.50%, 7/1/2028	24	24
6.50%, 9/1/2028	26	27
6.00%, 11/1/2028	182	186
7.00%, 10/1/2029	161	170
7.00%, 6/1/2030	12	13
8.00%, 6/1/2030	13	14
7.00%, 5/1/2031	135	143
7.50%, 5/1/2031	150	161
6.50%, 9/1/2031	346	358
6.00%, 12/1/2031	204	208
4.98%, 12/1/2032 (a)	501	505
6.00%, 1/1/2033	767	782
5.50%, 9/1/2033	8,103	8,109
5.14%, 12/1/2033 (a)	1,251	1,249
5.69%, 7/1/2034 (a)	277	282
4.88%, 9/1/2034 (a)	2,865	2,898
4.72%, 2/1/2035 (a)	2,601	2,591
4.73%, 4/1/2035 (a)	2,172	2,171
4.61%, 5/1/2035 (a)(b)	1,427	1,430
5.00%, 7/1/2035	122	119

See accompanying notes
197

Schedule of Investments
Government & High Quality Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
5.08%, 8/1/2035 (a)	$3,506	$3,520
5.73%, 2/1/2036 (a)	485	485
5.79%, 6/1/2036 (a)(c)	257	260
6.50%, 8/1/2036	800	822
6.50%, 12/1/2036	1,175	1,208

		72,636

Government National Mortgage Association (GNMA) (3.61%)
5.50%, 1/1/2038 (g)	3,160	3,183
7.00%, 1/15/2024	18	19
7.00%, 12/15/2027	40	43
7.00%, 3/15/2028	277	294
7.00%, 5/15/2028	108	114
7.00%, 5/15/2031	59	63
7.00%, 9/15/2031	201	213
7.00%, 6/15/2032	572	607
5.00%, 9/15/2033	59	58
5.50%, 11/15/2033	356	359
5.00%, 2/15/2034	3,022	2,979
6.00%, 5/20/2024	104	106
6.00%, 6/20/2024	228	234
6.00%, 6/20/2024	54	55
6.00%, 11/20/2025	44	45
6.50%, 12/20/2025	40	42
6.50%, 1/20/2026	82	86
6.00%, 2/20/2026	32	33
6.50%, 2/20/2026	64	66
6.00%, 4/20/2026	50	51
6.00%, 5/20/2026	21	21
6.00%, 6/20/2026	37	38
6.00%, 6/20/2026	24	24
6.00%, 7/20/2026	21	21
6.00%, 9/20/2026	45	47
6.00%, 3/20/2027	149	152
6.00%, 1/20/2028	52	53
6.00%, 3/20/2028	23	24
6.00%, 6/20/2028	126	129
6.00%, 7/20/2028	85	87
6.00%, 3/20/2029	149	152
6.00%, 7/20/2029	169	173
5.50%, 5/20/2035	1,793	1,797

		11,368

U.S. Treasury (12.89%)
4.13%, 8/15/2010 (f)	11,000	11,293
4.25%, 10/15/2010 (f)	5,850	6,037
4.63%, 7/31/2012 (f)	7,050	7,402
4.25%, 8/15/2014 (f)	4,000	4,136
4.13%, 5/15/2015 (f)	4,500	4,588
6.88%, 8/15/2025 (f)	5,500	7,072

		40,528

U.S. Treasury Inflation-Indexed Obligations (5.21%)
3.88%, 1/15/2009 (f)	6,370	6,558
3.00%, 7/15/2012 (f)	9,064	9,817

		16,375

U.S. Treasury Strip (2.70%)
0.00%, 11/15/2015 (f)(h)	1,750	1,273
0.00%, 5/15/2020 (f)(h)	10,500	5,996
0.00%, 11/15/2021 (f)(h)	2,300	1,214

		8,483

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$220,581

SHORT TERM INVESTMENTS (4.61%)
Commercial Paper (1.43%)
Societe Generale North America Inc
5.10%, 1/2/2008 (b)	$4,500	$4,499

Money Market Funds (3.18%)
BNY Institutional Cash Reserve Fund (b)	9,995	9,995

TOTAL SHORT TERM INVESTMENTS		$14,494

REPURCHASE AGREEMENTS (12.59%)
Finance — Investment Banker & Broker (2.26%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,082,000; 5.38% -5.50%; dated 03/15/11 -05/18/16) (b)	$5,032	$5,031
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,101,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (b)	2,078	2,078

		7,109

Money Center Banks (10.33%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $16,735,000; 3.75% - 6.75%; dated 08/03/09 -06/15/35)	16,251	16,248

See accompanying notes
198

Schedule of Investments
Government & High Quality Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (continued)
Investment in Joint Trading Account;
Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $16,735,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	$16,251	$16,247

		32,495

TOTAL REPURCHASE AGREEMENTS		$39,604

Total Investments		$455,160
Liabilities in Excess of Other Assets, Net — (44.72)%		(140,645)

TOTAL NET ASSETS — 100.00%		$314,515

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $12,756 or 4.06% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,747 or 2.15% of net assets.

(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $416 or 0.13% of net assets.

(f)	Security or a portion of the security was on loan at the end of the period.

(g)	Security was purchased in a “to-be-announced” (“TBA”) transaction. See Notes to Financial Statements.

(h)	Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$4,092
Unrealized Depreciation	(7,006)

Net Unrealized Appreciation (Depreciation)	(2,914)
Cost for federal income tax purposes	458,074
All dollar amounts are shown in thousands (000’s)
Interest Rate Swap Agreements

		Unrealized
	Notional	Appreciation/
Description	Amount	(Depreciation)

Receive semi-annually a fixed rate of 4.855% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2009.	$11,000	$170

Receive semi-annually a fixed rate of 4.96750% and pay quarterly a floating rate based on 3-month LIBOR to Lehman Brothers. Expires September 2012.	$1,000	34

Receive semi-annually a fixed rate of 5.61% and pay quarterly a floating rate based on 3-month LIBOR to Deutsche Bank AG. Expires June 2037.	$3,375	304
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
U.S. 2 Year Note; March 2008	130	$27,244	$27,332	$88

U.S. 5 Year Note; March 2008	42	4,589	4,632	43

Sell:
U.S. 10 Year Note; March 2008	155	17,555	17,576	(21)
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	86.49%
Government	26.06%
Financial	17.20%
Asset Backed Securities	14.97%
Liabilities in Excess of Other Assets, Net	(44.72%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	15.75%
Interest Rate Swaps	0.16%

See accompanying notes
199

Schedule of Investments
Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.89%)
Aerospace & Defense Equipment (1.85%)
United Technologies Corp	96,200	$7,363

Agricultural Chemicals (4.55%)
Monsanto Co	88,358	9,868
Potash Corp of Saskatchewan	57,000	8,206

		18,074

Agricultural Operations (1.10%)
Archer-Daniels-Midland Co	94,000	4,364

Airlines (1.44%)
UAL Corp (a)	159,916	5,703

Applications Software (4.78%)
Microsoft Corp	533,600	18,996

Auto — Car & Light Trucks (0.92%)
General Motors Corp (b)	146,970	3,658

Beverages — Non-Alcoholic (4.27%)
Coca-Cola Co/The	276,333	16,959

Commercial Services — Finance (1.04%)
Western Union Co/The (a)	169,300	4,111

Computers (8.29%)
Apple Inc (a)	83,122	16,465
Hewlett-Packard Co	222,200	11,216
Research In Motion Ltd (a)	46,341	5,255

		32,936

Cosmetics & Toiletries (1.74%)
Avon Products Inc	174,729	6,907

Data Processing & Management (2.52%)
Mastercard Inc	46,534	10,014

E-Commerce — Products (1.38%)
Amazon.Com Inc (a)	59,300	5,494

E-Commerce — Services (1.38%)
eBay Inc (a)	165,000	5,476

Electric Products — Miscellaneous (1.67%)
Emerson Electric Co	117,300	6,646

Electronic Components — Miscellaneous (1.64%)
Garmin Ltd (b)	67,000	6,499

Electronic Components — Semiconductors (4.51%)
Intel Corp	146,000	3,892
MEMC Electronic Materials Inc (a)	98,200	8,690
Nvidia Corp (a)	157,100	5,345

		17,927

Energy — Alternate Sources (1.04%)
First Solar Inc (a)(b)	15,400	4,114

Finance — Investment Banker & Broker (2.86%)
Goldman Sachs Group Inc/The	52,900	11,376

Food — Confectionery (1.78%)
WM Wrigley Jr Co	120,719	7,068

Instruments — Scientific (2.44%)
Thermo Fisher Scientific Inc (a)	168,100	9,696

Machinery — Farm (2.55%)
Deere & Co	108,600	10,113

Medical — Biomedical/Gene (0.98%)
Millennium Pharmaceuticals Inc (a)	259,800	3,892

Medical — Drugs (4.11%)
Merck & Co Inc	280,972	16,327

Medical — Generic Drugs (1.52%)
Teva Pharmaceutical Industries Ltd ADR	129,800	6,033

Medical Instruments (2.31%)
Intuitive Surgical Inc (a)	28,249	9,167

Metal — Diversified (1.39%)
Freeport-McMoRan Copper & Gold Inc	53,800	5,511

Networking Products (4.64%)
Cisco Systems Inc (a)	491,500	13,305
Juniper Networks Inc (a)(b)	154,800	5,139

		18,444

Oil — Field Services (1.91%)
Schlumberger Ltd	76,900	7,565

Oil Company — Exploration & Production (4.46%)
Devon Energy Corp	115,100	10,234
Occidental Petroleum Corp	96,900	7,460

		17,694

Oil Field Machinery & Equipment (1.82%)
National Oilwell Varco Inc (a)	98,400	7,228

Optical Supplies (1.43%)
Alcon Inc	39,600	5,664

Pharmacy Services (3.82%)
Express Scripts Inc (a)	102,700	7,497

See accompanying notes
200

Schedule of Investments
Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Pharmacy Services (continued)
Medco Health Solutions Inc (a)	75,500	$7,656

		15,153

Retail — Apparel & Shoe (0.83%)
Guess ? Inc	86,560	3,280

Retail — Drug Store (2.01%)
CVS Caremark Corp	200,500	7,970

Retail — Major Department Store (1.25%)
Saks Inc (a)(b)	239,000	4,962

Retail — Restaurants (2.72%)
McDonald’s Corp	183,500	10,810

Therapeutics (3.18%)
Gilead Sciences Inc (a)	274,400	12,625

Web Portals (3.86%)
Google Inc (a)	22,190	15,344

Wireless Equipment (1.90%)
Nokia OYJ ADR	196,500	7,545

TOTAL COMMON STOCKS		$388,708

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.49%)
Commercial Paper (2.11%)
Investment in Joint Trading Account; General Electric Capital
4.00%, 1/2/2008	$8,373	$8,373

Money Market Funds (2.38%)
BNY Institutional Cash Reserve Fund (c)	9,482	9,482

TOTAL SHORT TERM INVESTMENTS		$17,855

REPURCHASE AGREEMENTS (1.81%)
Finance — Investment Banker & Broker (1.81%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $7,271,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (c)	$7,192	$7,190

TOTAL REPURCHASE AGREEMENTS		$7,190

Total Investments		$413,753
Liabilities in Excess of Other Assets, Net — (4.19)%		(16,655)

TOTAL NET ASSETS — 100.00%		$397,098

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$82,482
Unrealized Depreciation	(4,887)

Net Unrealized Appreciation (Depreciation)	77,595
Cost for federal income tax purposes	336,158
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	27.27%
Technology	20.11%
Communications	13.17%
Industrial	10.15%
Energy	9.22%
Financial	9.17%
Consumer, Cyclical	9.16%
Basic Materials	5.94%
Liabilities in Excess of Other Assets, Net	(4.19%)

TOTAL NET ASSETS	100.00%

See accompanying notes
201

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (66.58%)
Aerospace & Defense (0.72%)
Boeing Co
8.75%, 8/15/2021	$1,000	$1,328

Airlines (1.32%)
Southwest Airlines Co
9.15%, 7/1/2016	2,000	2,434

Cable TV (3.43%)
Comcast Cable Communications LLC
7.13%, 6/15/2013	1,500	1,604
Comcast Cable Holdings LLC
7.88%, 8/1/2013	500	548
COX Communications Inc
7.88%, 8/15/2009	2,500	2,615
Time Warner Cable Inc
6.55%, 5/1/2037	1,500	1,531

		6,298

Casino Hotels (1.56%)
155 East Tropicana LLC/155 East Tropicana
Finance Corp
Caesars Entertainment Inc
7.50%, 9/1/2009	2,000	2,125
Harrah’s Operating Co Inc
6.50%, 6/1/2016	1,000	745

		2,870

Casino Services (0.73%)
OED Corp / DIAMOND JO LLC
8.75%, 4/15/2012	1,350	1,350

Cellular Telecommunications (1.15%)
Vodafone Group PLC
7.75%, 2/15/2010	2,000	2,110

Cruise Lines (2.17%)
Carnival Corp
7.20%, 10/1/2023	1,750	1,981
Royal Caribbean Cruises Ltd
8.75%, 2/2/2011	1,000	1,043
6.88%, 12/1/2013	1,000	971

		3,995

Electric — Integrated (10.43%)
Exelon Generation Co LLC
6.20%, 10/1/2017	1,000	994
Florida Power Corp
6.35%, 9/15/2037	500	527
Illinois Power Co
7.50%, 6/15/2009	1,850	1,904
Metropolitan Edison Co
4.95%, 3/15/2013	1,000	969
Mirant Americas Generation LLC
8.50%, 10/1/2021	2,000	1,835
Nisource Finance Corp
5.25%, 9/15/2017	2,000	1,839
Ohio Edison Co
5.45%, 5/1/2015	1,000	974
Oncor Electric Delivery Co
7.00%, 9/1/2022	2,000	2,072
Pacific Gas & Electric Co
4.20%, 3/1/2011	2,250	2,214
Pacificorp
4.95%, 8/15/2014	1,500	1,472
5.25%, 6/15/2035	1,000	902
Public Service Co of New Mexico
4.40%, 9/15/2008	500	497
Southwestern Electric Power Co
5.38%, 4/15/2015	1,500	1,455
Texas-New Mexico Power Co
6.25%, 1/15/2009	1,500	1,517

		19,171

Finance — Commercial (0.48%)
CIT Group Holdings Inc
5.40%, 1/30/2016	1,000	880

Finance — Consumer Loans (0.54%)
American General Finance Corp
4.63%, 5/15/2009	1,000	997

Finance — Investment Banker & Broker (6.95%)
Citigroup Inc
6.50%, 1/18/2011	3,000	3,133
Goldman Sachs Group Inc/The
6.88%, 1/15/2011	2,500	2,651
Jefferies Group Inc
7.75%, 3/15/2012	1,500	1,629
6.25%, 1/15/2036	500	447
JPMorgan Chase & Co
5.13%, 9/15/2014	1,000	980
Merrill Lynch & Co Inc
6.00%, 2/17/2009	2,000	2,016
Morgan Stanley
4.75%, 4/1/2014	1,000	937
6.25%, 8/9/2026	1,000	976

		12,769

Finance — Leasing Company (0.09%)
DVI Inc
0.00%, 2/1/2004 (b)(c)(d)	900	108
0.00%, 2/1/2004 (b)(c)(d)	400	48

		156

Food — Retail (1.97%)
Fred Meyer Inc
7.45%, 3/1/2008	1,000	1,003

See accompanying notes
202

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Food — Retail (continued)
Safeway Inc
7.50%, 9/15/2009	$2,500	$2,625

		3,628

Forestry (0.27%)
Weyerhaeuser Co
7.38%, 3/15/2032	500	502

Investment Management & Advisory Services (0.55%)
Legg Mason Inc
6.75%, 7/2/2008	1,000	1,007

Life & Health Insurance (0.30%)
American General Corp
7.50%, 7/15/2025	500	556

Medical — Hospitals (2.73%)
HCA Inc/DE
8.75%, 9/1/2010	1,000	1,009
9.25%, 11/15/2016	1,000	1,050
7.50%, 11/ 6/2033	300	235
Tenet Healthcare Corp
6.38%, 12/1/2011	3,000	2,730

		5,024

Medical — Wholesale Drug Distribution (0.57%)
Cardinal Health Inc
6.75%, 2/15/2011	1,000	1,050

Metal — Diversified (1.10%)
Xstrata Canada Corp
6.00%, 10/15/2015	2,000	2,028

Multi-Line Insurance (0.56%)
Farmers Insurance Exchange
6.00%, 8/1/2014 (e)	1,000	1,028

Multimedia (1.50%)
Historic TW Inc
9.15%, 2/1/2023	300	367
News America Holdings Inc
8.00%, 10/17/2016	1,200	1,369
News America Inc
6.40%, 12/15/2035	1,000	1,011

		2,747

Non-Hazardous Waste Disposal (1.94%)
Allied Waste North America Inc
7.25%, 3/15/2015 (a)	2,000	1,990
Waste Management Inc
7.38%, 8/1/2010	1,500	1,584

		3,574

Oil Company — Exploration & Production (1.92%)
OPTI Canada Inc
7.88%, 12/15/2014 (e)	2,000	1,955
XTO Energy Inc
6.25%, 4/15/2013
	1,500	1,569

		3,524

Oil Company — Integrated (0.85%)
Petro-Canada
4.00%, 7/15/2013	1,000	930
9.25%, 10/15/2021	500	626

		1,556

Oil Refining & Marketing (0.57%)
Enterprise Products Operating LP
6.38%, 2/1/2013	1,000	1,041

Physical Therapy & Rehabilitation Centers (0.85%)
Healthsouth Corp
10.75%, 6/15/2016 (a)	1,500	1,568

Pipelines (3.67%)
ANR Pipeline Co
9.63%, 11/1/2021	1,200	1,600
El Paso Natural Gas Co
7.50%, 11/15/2026	2,500	2,627
Express Pipeline LP
7.39%, 12/31/2017 (e)	1,261	1,405
Southern Natural Gas Co
8.00%, 3/1/2032	1,000	1,114

		6,746

Publishing — Books (0.87%)
Reed Elsevier Capital Inc
6.75%, 8/1/2011	1,500	1,592

Regional Banks (2.62%)
Bank of America Corp
5.42%, 3/15/2017	1,000	966
Bank One Corp
10.00%, 8/15/2010	400	452
NCNB Corp
9.38%, 9/15/2009	1,100	1,183
Wells Fargo & Co
4.63%, 4/15/2014	2,250	2,215

		4,816

Reinsurance (0.28%)
Aspen Insurance Holdings Ltd
6.00%, 8/15/2014	500	512

REITS — Healthcare (3.58%)
HCP Inc
6.00%, 3/1/2015	2,000	1,954
Health Care REIT Inc
6.20%, 6/1/2016	2,000	1,906

See accompanying notes
203

Schedule of Investments
Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
REITS — Healthcare (continued)
Healthcare Realty Trust Inc
8.13%, 5/1/2011	$2,500	$2,729

		6,589

REITS — Office Property (1.11%)
Arden Realty LP
5.20%, 9/1/2011	1,000	1,028
5.25%, 3/1/2015	1,000	1,005

		2,033

REITS — Shopping Centers (0.53%)
Developers Diversified Realty Corp
4.63%, 8/1/2010	1,000	974

Special Purpose Entity (2.08%)
CCM Merger Inc
8.00%, 8/1/2013 (e)	2,000	1,885
CDX North America High Yield
7.63%, 6/29/2012 (a)(e)	2,000	1,937

		3,822

Telecommunication Services (1.75%)
Qwest Corp
8.88%, 3/15/2012 (f)	2,000	2,140
TELUS Corp
8.00%, 6/1/2011	1,000	1,083

		3,223

Telephone — Integrated (2.32%)
Deutsche Telekom International Finance
8.00%, 6/15/2010 (f)	4,000	4,270

Toys (0.59%)
Mattel Inc
7.30%, 6/13/2011	1,000	1,091

Transport — Rail (1.39%)
Norfolk Southern Corp
6.20%, 4/15/2009	2,500	2,553

Transport — Services (0.54%)
Trailer Bridge Inc
9.25%, 11/15/2011	1,000	999

TOTAL BONDS		$122,411

CONVERTIBLE BONDS (0.78%)
Containers — Paper & Plastic (0.78%)
Sealed Air Corp
3.00%, 6/30/2033 (e)(f)	1,500	1,436

TOTAL CONVERTIBLE BONDS		$1,436

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (29.89%)
Federal Home Loan Mortgage Corporation (FHLMC) (14.82%)
5.50%, 11/1/2017	518	526
5.50%, 1/1/2018	408	414
5.00%, 4/1/2018	1,013	1,016
5.00%, 8/1/2019	3,012	3,018
9.00%, 1/1/2025	13	15
6.50%, 6/1/2029	126	131
6.50%, 8/1/2029	180	187
6.00%, 3/1/2031	188	191
5.50%, 5/1/2031	323	324
7.00%, 1/1/2032	163	170
6.00%, 5/1/2032	522	532
5.00%, 5/1/2033	2,920	2,854
4.50%, 8/1/2033	2,587	2,448
5.50%, 6/1/2035	2,263	2,259
5.00%, 11/1/2035	3,389	3,309
5.50%, 1/1/2036	3,361	3,355
5.00%, 2/1/2036	4,846	4,731
5.50%, 4/1/2036	1,779	1,776

		27,256

Federal National Mortgage Association (FNMA) (7.82%)
5.00%, 1/1/2018	1,034	1,037
4.00%, 9/1/2018	2,940	2,829
4.00%, 10/1/2018	2,361	2,273
7.00%, 1/1/2030	17	18
6.50%, 5/1/2031	116	120
6.00%, 4/1/2032	623	634
6.50%, 4/1/2032	583	603
6.50%, 5/1/2032	232	239
5.50%, 3/1/2033	1,081	1,081
5.50%, 6/1/2033	2,739	2,744
5.50%, 2/1/2035	2,801	2,799

		14,377

Government National Mortgage Association (GNMA) (0.32%)
9.00%, 2/15/2025	20	21
7.00%, 6/20/2031	204	216
6.00%, 5/20/2032 (f)	344	352

		589

U.S. Treasury (6.93%)
4.50%, 5/15/2017 (a)	2,000	2,073
5.38%, 2/15/2031 (a)	5,000	5,633
4.50%, 2/15/2036 (a)	5,000	5,026

		12,732

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$54,954

See accompanying notes
204

Schedule of Investments Income Account December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (6.52%)
Money Market Funds (6.52%)
BNY Institutional Cash Reserve Fund (g)	$11,995	$11,995

TOTAL SHORT TERM INVESTMENTS		$11,995

REPURCHASE AGREEMENTS (4.22%)
Finance — Investment Banker & Broker (2.87%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $979,000; 5.38% -5.50%; dated 03/15/11-05/18/16) (g)	$969	$969
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $4,362,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (g)	4,315	4,314

Money Center Banks (1.35%)		5,283

Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,275,000; 3.75% - 6.75%; dated 08/03/09 - 06/15/35)	1,238	1,238
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,275,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	1,238	1,238

		2,476

TOTAL REPURCHASE AGREEMENTS		$7,759

Total Investments		$198,555
Liabilities in Excess of Other Assets, Net — (7.99)%		(14,687)

TOTAL NET ASSETS - 100.00%		$183,868

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security is Illiquid

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $156 or 0.08% of net assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $9,646 or 5.25% of net assets.

(f)	Variable Rate

(g)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$5,151
Unrealized Depreciation	(4,160)

Net Unrealized Appreciation (Depreciation)	991
Cost for federal income tax purposes	197,564
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	30.40%
Mortgage Securities	22.96%
Communications	11.01%
Utilities	10.43%
Energy	7.00%
Government	6.92%
Consumer, Cyclical	6.38%
Consumer, Non-cyclical	6.13%
Industrial	5.38%
Basic Materials	1.38%
Liabilities in Excess of Other Assets, Net	(7.99%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
International Emerging Markets Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (93.07%)
Agricultural Operations (0.70%)
Golden Agri-Resources Ltd	1,075,247	$1,584

Airlines (0.39%)
Cathay Pacific Airways Ltd	335,000	876

Apparel Manufacturers (0.29%)
Youngone Corp (a)	59,360	647

Applications Software (0.46%)
Infosys Technologies Ltd ADR	22,760	1,032

Auto — Car & Light Trucks (0.85%)
Hyundai Motor Co (a)	25,311	1,936

Auto — Medium & Heavy Duty Trucks (0.32%)
Mahindra & Mahindra Ltd (b)	34,115	716

Auto/Truck Parts & Equipment — Replacement (0.64%)
Weichai Power Co Ltd	130,000	949
Xinyi Glass Holdings Co Ltd	508,350	494

		1,443

Batteries & Battery Systems (0.78%)
BYD Electronic International Co Ltd (a)	909,500	1,761

Beverages — Non-Alcoholic (0.46%)
Coca-Cola Femsa SAB de CV	211,700	1,041

Brewery (0.68%)
Anadolu Efes Biracilik Ve Malt Sanayii	84,855	1,006
Cia Cervecerias Unidas SA	77,219	541

		1,547

Building — Heavy Construction (0.21%)
Hanjin Heavy Industries & Construction Holdings Co Ltd (a)	10,410	466

Building & Construction — Miscellaneous (1.42%)
Kumho Industrial Co Ltd (a)(c)	10,688	646
Murray & Roberts Holdings Ltd	136,501	2,037
Orascom Construction Industries	5,202	540

		3,223

Building & Construction Products - Miscellaneous (0.28%)
China National Building Material Co Ltd	166,000	640

Building Products — Cement & Aggregate (1.05%)
Cemex SAB de CV (a)	414,244	1,074
Grasim Industries Ltd (a)	13,749	1,297

		2,371

Casino Hotels (0.63%)
Resorts World Bhd	1,214,500	1,425

Cellular Telecommunications (7.43%)
America Movil SAB de CV ADR (c)	37,780	2,319
Cellcom Israel Ltd (a)	21,079	669
China Mobile Ltd	387,459	6,852
Mobile Telesystems OJSC ADR	8,287	844
MTN Group Ltd	50,462	946
SK Telecom Co Ltd	3,416	909
SK Telecom Co Ltd ADR	31,024	926
Taiwan Mobile Co Ltd	484,000	649
Turkcell Iletisim Hizmet AS	83,501	912
Vimpel-Communications ADR	43,341	1,803

		16,829

Chemicals — Diversified (0.75%)
Nan Ya Plastics Corp	640,000	1,697

Circuit Boards (0.39%)
Unimicron Technology Corp	503,000	884

Coal (0.95%)
Banpu Public Co Ltd (a)(b)	44,300	542
PT BUMI Resources Tbk	2,516,500	1,607

		2,149

Commercial Banks (12.44%)
Banco do Brasil SA	111,300	1,901
BanColombia SA ADR (c)	27,417	933
Bank Leumi Le-Israel	325,028	1,579
Bank Millennium SA	93,414	442
Bank of India	114,321	1,061
Bumiputra-Commerce Holdings Bhd	344,200	1,145
Chang Hwa Commercial Bank (a)	2,002,000	1,096
China Construction Bank Corp	3,214,000	2,724
China Merchants Bank Co Ltd	181,000	739
Credicorp Ltd	6,400	488
FirstRand Ltd	356,657	1,031
HDFC Bank Ltd (a)	20,840	914
ICICI Bank Ltd ADR	20,685	1,272
Industrial & Commercial Bank of China	3,667,000	2,633
Komercni Banka as	3,578	860
Kookmin Bank (a)	6,118	451
Korea Exchange Bank (a)	87,960	1,362
Powszechna Kasa Oszczednosci Bank Polaki SA	82,607	1,767
Pusan Bank (a)	30,792	516
Sberank RF GDR (a)(b)	799	409
Siam Commercial Bank Public (a)(b)	251,800	647
State Bank of India Ltd (b)	7,794	951
Turkiye Garanti Bankasi AS	263,660	2,362
Turkiye Is Bankasi	144,138	904

		28,187

See accompanying notes

Schedule of Investments
International Emerging Markets Account
December 31, 2007

	Shares	Value
	Held	(000's)

Computers (2.24%)
Acer Inc	381,480	$747
Compal Electronics Inc	1,041,000	1,139
High Tech Computer Corp	69,000	1,274
Quanta Computer Inc	690,000	980
Wistron Corp	499,000	928

		5,068

Computers — Peripheral Equipment (0.30%)
InnoLux Display Corp	202,000	685

Diversified Financial Services (0.80%)
First Financial Holding Co Ltd	1,803,000	1,331
Intergroup Financial Services Corp (a)(b)	27,941	489

		1,820

Diversified Minerals (1.14%)
Anglo American PLC	17,704	1,075
Antofagasta PLC	104,914	1,497

		2,572

Diversified Operations (2.38%)
Alfa SAB de CV	135,400	875
Beijing Enterprises Holdings Ltd	198,000	941
Citic Pacific Ltd	146,000	815
GS Holdings Corp (a)	27,590	1,713
KOC Holding AS (a)	191,680	1,038

		5,382

Electric — Generation (0.82%)
CEZ	5,065	379
China Resources Power Holdings Co	196,000	677
Datang International Power Generation Co Ltd	906,000	809

		1,865

Electric — Integrated (0.20%)
Korea Electric Power Corp (a)	10,780	457

Electric — Transmission (0.40%)
Cia de Transmissao de Energia Eletrica	42,200	917

Electric Products — Miscellaneous (1.01%)
LG Electronics Inc (a)	21,436	2,290

Electronic Components — Miscellaneous (2.15%)
Asustek Computer Inc	540,000	1,621
Coretronic Corp	540,600	727
HON HAI Precision Industry Co Ltd	124,224	774
LG.Philips LCD Co Ltd (a)	20,336	1,075
Phoenix Precision Technology Corp	808,000	685

		4,882

Electronic Components — Semiconductors (1.94%)
Samsung Electronics Co Ltd	7,401	4,396

Electronic Measurement Instruments (0.27%)
Chroma ATE Inc	298,000	603

Electronic Security Devices (0.07%)
AV TECH Corp	25,000	159

Engineering — Research & Development Services (0.52%)
Larsen & Toubro Ltd (b)	11,297	1,189

Feminine Health Care Products (0.38%)
Hengan International Group Co Ltd (c)	190,586	855

Finance — Credit Card (0.19%)
Samsung Card Co (a)	8,099	435

Finance — Investment Banker & Broker (0.31%)
Woori Investment & Securities Co Ltd (c)	25,051	705

Finance — Other Services (0.35%)
Bovespa Holding SA (a)	40,587	782

Food — Confectionery (0.73%)
Lotte Confectionery Co Ltd (a)	910	1,643

Food — Retail (0.67%)
Migros Turk TAS (a)	24,378	476
Shoprite Holdings Ltd	164,578	1,037

		1,513

Gold Mining (0.25%)
Gold Fields Ltd	39,004	565

Internet Security (0.34%)
Check Point Software Technologies (a)	34,871	766

Life & Health Insurance (1.22%)
China Life Insurance Co Ltd	251,000	1,299
Sanlam Ltd	441,648	1,470

		2,769

Medical — Generic Drugs (1.27%)
Teva Pharmaceutical Industries Ltd ADR (c)	61,875	2,876

Metal — Diversified (0.70%)
MMC Norilsk Nickel ADR	5,875	1,580

Metal — Iron (1.25%)
Kumba Iron Ore Ltd	29,977	1,250
Novolipetsk Steel OJSC	38,852	1,589

		2,839

Metal Processors & Fabrication (0.26%)
TK Corp (a)	18,100	599
See accompanying notes

Schedule of Investments
International Emerging Markets Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Miscellaneous Manufacturers (0.26%)
Peace Mark Holdings Ltd	370,000	$596

Multi-Line Insurance (0.40%)
Ping An Insurance Group Co of China Ltd (c)	85,500	918

Non-Ferrous Metals (1.21%)
Grupo Mexico SAB de CV	226,900	1,426
International Nickel Indonesia Tbk PT	85,500	876
Korea Zinc Co Ltd (a)	3,083	430

		2,732

Oil — Field Services (0.58%)
Eurasia Drilling Co Ltd (a)(b)	48,478	1,321

Oil Company — Exploration & Production (6.01%)
CNOOC Ltd	2,456,000	4,183
Oao Gazprom (a)(b)(d)	11,453	1,603
Oao Gazprom (a)	123,106	6,894
Oil & Natural Gas Corp Ltd	29,973	941

		13,621

Oil Company — Integrated (8.25%)
LUKOIL ADR	40,940	3,513
PetroChina Co Ltd	1,401,990	2,499
Petroleo Brasileiro SA ADR	81,706	9,416
Sasol Ltd	65,930	3,270

		18,698

Oil Refining & Marketing (3.20%)
Reliance Industries Ltd	58,845	4,304
SK Holdings Co Ltd (a)	3,465	733
Thai Oil Public (a)(b)	245,594	631
Tupras Turkiye Petrol Ratine	53,880	1,574

		7,242

Paper & Related Products (0.66%)
Aracruz Celulose SA ADR (c)	9,265	689
Votorantim Celulose e Papel SA ADR (a)(c)	27,270	813

		1,502

Petrochemicals (0.67%)
LG Chem Ltd (a)	9,721	931
PTT Chemical PLC (a)(b)	160,600	591

		1,522

Platinum (1.00%)
Impala Platinum Holdings Ltd	65,558	2,276

Power Converter & Supply Equipment (0.55%)
Bharat Heavy Electricals Ltd	18,962	1,246

Property & Casualty Insurance (0.32%)
LIG Insurance Co Ltd	28,300	720

Public Thoroughfares (0.62%)
Zhejiang Expressway Co Ltd	884,000	1,415

Real Estate Operator & Developer (1.23%)
Farglory Land Development Co Ltd	213,000	525
Hopewell Holdings	124,000	573
Quality Houses Public Company Ltd (a)(b)	1,084,138	68
Shenzhen Investment Ltd	2,256,000	1,615

		2,781

Retail — Apparel & Shoe (0.34%)
Lojas Renner SA	38,600	781

Retail — Major Department Store (0.23%)
Hyundai Department Store Co Ltd (a)	4,106	522

Retail — Miscellaneous/Diversified (0.37%)
Massmart Holdings Ltd	79,693	840

Rubber — Tires (0.34%)
Hankook Tire Co Ltd (a)	40,770	780

Semiconductor Component — Integrated Circuits (1.81%)
Elan Microelectronics Corp	447,000	877
Powertech Technology Inc	193,200	688
Siliconware Precision Industries Co	541,316	973
Taiwan Semiconductor Manufacturing Co Ltd	823,569	1,574

		4,112

Semiconductor Equipment (0.29%)
ASM Pacific Technology	90,000	662

Steel — Producers (4.01%)
Angang Steel Co Ltd (c)	308,000	843
Cia Siderurgica Nacional SA ADR (a)(c)	10,986	984
Evraz Group SA (b)	20,327	1,575
Mechel ADR (c)	18,957	1,842
POSCO ADR (c)	13,831	2,080
Shougang Concord International Enterprises Company Ltd	1,656,000	678
Tata Steel Ltd (a)	44,462	1,073

		9,075

Steel Pipe & Tube (0.26%)
TMK OAO (c)	12,980	584

Telecommunication Equipment (0.16%)
VTech Holdings Ltd	50,000	359

Telecommunication Services (1.49%)
Digi.Com BHD	43	—
Maxcom Telecomunicaciones SAB de CV ADR (a)(c)	66,693	848
Reliance Communications Ltd	71,872	1,361
See accompanying notes

Schedule of Investments
International Emerging Markets Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telecommunication Services (continued)
Telekom Malaysia Bhd	344,000	$1,165

		3,374

Telephone — Integrated (2.68%)
Brasil Telecom Participacoes SA	68,591	1,003
Golden Telecom Inc (a)(c)	10,820	1,092
KT Corp (a)	23,760	1,241
Telecom Argentina SA ADR (a)	39,717	884
Telefonos de Mexico SAB de CV ADR (c)	50,164	1,848

		6,068

Television (0.34%)
Central European Media Enterprises Ltd (a)	6,694	775

Tobacco (0.65%)
ITC Ltd	140,077	744
Souza Cruz SA	26,500	718

		1,462

Transport — Marine (0.90%)
China COSCO Holdings Co Ltd	196,000	542
China Shipping Development Co Ltd	272,000	719
Pacific Basin Shipping Ltd (c)	480,000	774

		2,035

Water (0.44%)
Companhia de Saneamento Basico de Estado de Sao Paulo (a)	43,040	994
Web Portals (0.52%)
NHN Corp	4,883	1,179

TOTAL COMMON STOCKS		$210,858

PREFERRED STOCKS (5.55%)
Diversified Minerals (2.71%)
Cia Vale do Rio Doce	215,172	6,135

Diversified Operations (0.93%)
Investimentos Itau SA	318,282	2,101

Electric — Integrated (0.45%)

Cia Energetica de Minas Gerais	55,900	1,020

Food — Meat Products (0.88%)
Sadia SA (a)	351,600	1,999

Investment Companies (0.00%)
Lereko Mobility Pty Ltd	2,003	10

Steel — Producers (0.58%)
Usinas Siderurgicas de Minas Gerais SA	28,650	1,312

TOTAL PREFERRED STOCKS		$12,577

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.04%)

Commercial Paper (0.07%)

Investment in Joint Trading Account; General Electric Capital 4.00%, 1/2/2008	$165	$165

Money Market Funds (3.97%)
BNY Institutional Cash Reserve Fund (e)	9,000	9,000

TOTAL SHORT TERM INVESTMENTS		$9,165

REPURCHASE AGREEMENTS (1.86%)
Finance — Investment Banker & Broker (1.86%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $4,258,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (e)	$4,212	$4,211

TOTAL REPURCHASE AGREEMENTS		$4,211

Total Investments		$236,811
Liabilities in Excess of Other Assets, Net — (4.52)%		(10,247)

TOTAL NET ASSETS - 100.00%		$226,564

(a)	Non-Income Producing Security

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $10,732 or 4.74% of net assets.

(c)	Security or a portion of the security was on loan at the end of the period.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,603 or 0.71% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$41,899
Unrealized Depreciation	(8,305)

Net Unrealized Appreciation (Depreciation)	33,594
Cost for federal income tax purposes	202,915
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
International Emerging Markets Account
December 31, 2007
Portfolio Summary (unaudited)

Country	Percent

Brazil	13.93%
Korea, Republic Of	13.15%
Russian Federation	10.18%
Hong Kong	9.25%
Taiwan, Province Of China	9.10%
China	8.16%
India	7.99%
South Africa	6.50%
United States	5.90%
Mexico	4.16%
Turkey	3.65%
Israel	2.60%
Malaysia	1.65%
United Kingdom	1.14%
Indonesia	1.10%
Thailand	1.09%
Poland	0.97%
Singapore	0.70%
Luxembourg	0.69%
Bermuda	0.56%
Czech Republic	0.55%
Colombia	0.41%
Argentina	0.39%
Chile	0.24%
Egypt	0.24%
Peru	0.22%
Liabilities in Excess of Other Assets, Net	(4.52%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.59%)
Advanced Materials & Products (0.30%)
Neo Material Technologies Inc (a)	116,300	$592

Advertising Sales (0.28%)
Teleperformance	14,390	560

Advertising Services (1.00%)
Aegis Group Pic	522,552	1,217
Taylor Nelson Sofres PLC	184,649	763

		1,980

Agricultural Chemicals (1.14%)
Incitec Pivot Ltd (b)	22,015	2,264

Agricultural Operations (0.69%)
Golden Agri-Resources Ltd	569,000	838
KWS Saat AG (a)	1,403	290
Vilmorin & Cie (a)	1,568	250

		1,378

Airlines (0.62%)
Deutsche Lufthansa AG	46,265	1,230

Apparel Manufacturers (0.14%)
Bjorn Borg AB	15,667	279

Appliances (0.18%)
Indesit Co SpA	23,233	361

Applications Software (0.42%)
Micro Focus International PLC	73,797	373
NSD CO LTD	16,400	217
SimCorp A/S	1,230	244

		834

Audio & Video Products (0.51%)
Canon Electronics Inc	18,737	419
D&M Holdings Inc	51,030	214
Kawai Musical Instruments Manufacturing Co Ltd	124,000	187
Pace Micro Technology plc (a)(c)	111,891	203

		1,023

Auto/Truck Parts & Equipment — Original (1.88%)
Compagnie Plastic-Omnium SA	2,224	119
Eagle Industry Co Ltd	19,000	218
Futaba Industrial Co Ltd	29,128	816
Musashi Seimitsu Industry Co Ltd	11,789	329
Nippon Seiki Co Ltd	12,725	280
Nissin Kogyo Co Ltd	23,879	560
Press Kogyo Co Ltd	89,000	406
S&T Dynamics Co Ltd (a)	15,183	184
T RAD Co Ltd	30,000	193
Tokai Rika Co Ltd	12,000	376
TS Tech Co Ltd	5,825	266

		3,747

Auto/Truck Parts & Equipment — Replacement (0.26%)
Xinyi Glass Holdings Co Ltd	538,000	523

Beverages — Non-Alcoholic (0.09%)
Coca-Cola West Holdings Co Ltd	8,100	179

Broadcasting Services & Programming (0.08%)
Phoenix Satellite Television Holdings Ltd	354,000	77
Vislink PLC	79,749	76

		153

Building — Heavy Construction (1.28%)
Aecon Group Inc	33,399	780
Keangnam Enterprises Ltd (a)	10,702	458
Lemminkainen Oyj	1,263	58
Maeda Road Construction Co Ltd	23,470	188
Severfield-Rowen plc	45,541	417
Trevi Finanziaria SpA	36,055	646

		2,547

Building — Mobile Home & Manufactured Housing (0.06%)
Fleetwood Corp Ltd	11,912	111

Building — Residential & Commercial (0.00%)
Tong Yang Major Corp (a)	20	—

Building & Construction — Miscellaneous (1.73%)
Amec PLC	63,149	1,054
Boskalis Westminster	23,034	1,403
Cosco International Holdings Ltd	556,000	543
Galliford Try plc	126,258	259
Morgan Sindall PLC	9,074	188

		3,447

Building & Construction Products — Miscellaneous (0.81%)
Bauer AG	8,748	614
Hong Leong Asia Ltd	58,000	150
Sika AG	450	849

		1,613

Building Products — Cement & Aggregate (1.47%)
Adelaide Brighton Ltd	194,257	593
Holcim Ltd	19,976	2,140
Semapa — Sociedade de Investimento e Gestao SGPS SA	14,630	188

		2,921

Cable TV(0.19%)
Cogeco Cable Inc	8,000	388
See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Capacitors (0.41%)
Mitsumi Electric Co Ltd	23,826	$810

Cellular Telecommunications (0.33%)
Millicom International Cellular SA(a)	4,739	559
MTI Ltd	34	90

		649

Chemicals — Diversified (2.11%)
Denki Kagaku Kogyo K K	78,000	340
Hanwha Chem Corp (a)	20,240	400
K+S AG	4,796	1,151
Nippon Synthetic Chemical Industry Co Ltd	48,000	249
Tessenderlo Chemie NV	5,348	260
Wacker Chemie AG	6,266	1,796

		4,196

Chemicals — Fibers (0.16%)
Kolon Industries Inc	8,360	312

Chemicals — Other (0.32%)
Kingboard Chemical Holdings Ltd	106,500	634

Coatings & Paint (0.37%)
Chugoku Marine Paints Ltd	80,000	730

Commercial Banks (4.54%)
Aichi Bank Ltd/The	500	43
Banca Popolare di Milano Scarl	60,049	818
Banco BPI SA	70,318	551
Bank of Iwate Ltd/The	2,311	135
Canadian Western Bank	17,600	559
Daito Bank Ltd/The	28,765	29
Hyakugo Bank Ltd/The	46,610	259
Industrial and Commercial Bank of China	209,000	563
Julius Baer Holding AG	27,636	2,285
Kagoshima Bank Ltd/The	18,314	125
Keiyo Bank Ltd/The	71,123	410
Laurentian Bank of Canada	1,448	49
Mie Bank Ltd/The (a)	19,725	100
Oita Bank Ltd/The	20,154	127
Pusan Bank (a)	57,680	967
Ringkjoebing Landbobank A/S	448	75
San-In Godo Bank Ltd/The	14,369	115
Sydbank A/S	36,250	1,558
Tokushima Bank Ltd/The	11,172	65
Valiant Holding (a)	1,286	201

		9,034

Commercial Services (0.92%)
Aggreko plc	151,269	1,605
Daiseki Co Ltd	4,366	131
ITE Group PLC	33,651	103

		1,839

Computer Services (0.51%)
HIQ International AB	19,000	100
Hitachi Information Systems Ltd	13,000	280
Indra Sistemas SA	23,719	644

		1,024

Computers (0.40%)
Wincor Nixdorf AG	8,362	791

Computers — Integrated Systems (0.21%)
CSE Global Ltd	114,500	95
NS Solutions Corp	11,000	324

		419

Computers — Peripheral Equipment (0.03%)
Ferrotec Corp	5,388	52

Consulting Services (0.29%)
Savills PLC	103,149	575

Containers — Metal & Glass (0.09%)
Vetropack Holding AG	98	180

Cosmetics & Toiletries (0.89%)
LG Household & Health Care Ltd (a)(b)	1,825	378
Oriflame Cosmetics SA	21,900	1,400

		1,778

Direct Marketing (0.16%)
Moshi Moshi Hotline Inc	6,394	323

Distribution & Wholesale (0.64%)
Diploma plc	11,214	208
IMS-Intl Metal Service	7,446	285
Inabata & Co Ltd	15,729	81
Matsuda Sangyo Co Ltd	14,773	345
Tat Hong Holdings Ltd	149,000	354

		1,273

Diversified Financial Services (0.55%)
Challenger Financial Services Group Ltd	161,068	706
SFCG Co Ltd	2,790	389

		1,095

Diversified Manufacturing Operations (0.68%)
Charter plc (a)	66,697	1,054
GUD Holdings Ltd	8,990	78
Senior plc	93,007	218

		1,350

Diversified Minerals (0.33%)
Nittetsu Mining Co Ltd	49,736	343
See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Minerals (continued)
Straits Resources Ltd (b)	53,936	$312

		655

Diversified Operations (0.89%)
GEA Group AG	40,132	1,372
Hunting plc	21,165	300
Kardan NV	5,692	96

		1,768

E-Commerce — Services (0.49%)
Dena Co Ltd	120	580
Rightmove PLC	42,316	391

		971

Electric — Distribution (0.14%)
DUET Group	104,893	272

Electric — Integrated (1.26%)
Atco Ltd (b)	7,680	430
Fortis Inc (b)	15,900	467
Union Fenosa SA	23,864	1,611

		2,508

Electric — Transmission (0.38%)
Terna Rete Elettrica Nazionale SpA	188,615	760

Electric Products — Miscellaneous (0.16%)
Laird Group plc (a)	28,022	324

Electronic Components — Miscellaneous (0.75%)
Chemring Group plc	16,369	670
Nissin Electric Co Ltd	49,000	225
Star Micronics Co Ltd	27,300	600

		1,495

Electronic Components — Semiconductors (0.03%)
United Technology Holdings Co Ltd	27	50

Electronic Measurement Instruments (0.05%)
Thinkware Systems Corp (a)	2,151	91

Electronic Parts Distribution (0.27%)
Kuroda Electric Co Ltd	29,500	420
Siix Corp	11,400	119

		539

Electronic Security Devices (0.10%)
Smartrac NV (a)	3,633	199

Engineering — Research & Development Services (1.13%)
Aangpanneforeningen AB	4,300	113
Keller Group PLC	28,264	374
Manz Automation AG (a)	664	160
Monadelphous Group Ltd	16,296	197
NEC Networks & System Integration Corp (a)	13,500	171
Rotary Engineering Ltd	162,000	144
Shinko Plantech Co Ltd	52,300	709
WSP Group PLC	32,935	378

		2,246

Enterprise Software & Services (0.86%)
Axon Group plc	32,746	344
Hitachi Software Engineering Co Ltd	21,934	415
Software AG	3,871	340
Temenos Group AG (a)	25,124	620

		1,719

E-Services — Consulting (0.06%)
Oakton Ltd	10,978	56
SMS Management & Technology Ltd	10,721	72

		128

Feminine Health Care Products (0.51%)
Hengan International Group Co Ltd (b)	225,000	1,010

Finance — Investment Banker & Broker (1.12%)
Bolsas y Mercados Espanoles	21,413	1,459
GMP Capital Trust	22,600	565
KAS Bank NV	2,931	107
Takagi Securities Co Ltd	34,541	88

		2,219

Finance — Other Services (1.62%)
Hellenic Exchanges Holding SA (a)	26,322	923
ICAP plc	50,333	728
IG Group Holdings PLC	194,345	1,567

		3,218

Fisheries (0.07%)
Pescanova SA	2,396	142

Food — Confectionery (0.32%)
Lindt & Spruengli AG	18	632

Food — Dairy Products (0.14%)
Glanbia plc	42,606	284

Food — Miscellaneous/Diversified (1.26%)
East Asiatic Co Ltd A/S (a)	7,125	555
Kerry Group PLC	27,982	888
Nutreco Holding NV	11,805	683
Viscofan SA	17,783	376

		2,502

Food — Retail (0.65%)
Jeronimo Martins SGPS SA	116,574	920
North West Co Fund	17,495	371

		1,291

     See accompanying notes

Schedule of Investments International
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Wholesale & Distribution (0.09%)
Heng Tai Consumables Group Ltd	1,045,000	$181

Footwear & Related Apparel (0.14%)
Geox SpA	13,887	279

Forestry (0.32%)
Sino-Forest Corp (a)	29,400	639

Gambling (Non-Hotel)(0.50%)
Betsson AB (a)	18,348	236
Paddy Power PLC	22,899	754

		990

Gas - Distribution (0.61%)
Enagas	29,157	852
Samchully Co Ltd (a)	1,066	228
Xinao Gas Holdings Ltd	70,000	139

		1,219

Gold Mining (0.50%)
Dominion Mining Ltd	33,647	164
Red Back Mining Inc (a)	116,186	835

		999

Hazardous Waste Disposal (0.15%)
Transpacific Industries Group Ltd (b)	31,675	290

Home Decoration Products (0.16%)
Hunter Douglas NV	4,330	321

Home Furnishings (0.22%)
Galiform PLC	243,958	440

Hotels & Motels (0.25%)
Mandarin Oriental International Ltd	58,000	137
Millennium & Copthorne Hotels PLC	44,567	362

		499

Human Resources (0.35%)
Michael Page International Pic	99,042	568
Robert Walters PLC	42,693	129

		697

Industrial Audio & Video Products (0.26%)
Evertz Technologies Ltd	2,265	68
EVS Broadcast Equipment SA	3,134	365
Intelligent Digital Integrated Security Co Ltd (a)	3,399	76

		509

Industrial Automation & Robots (0.21%)
O-M Ltd	28,987	250
SFA Engineering Corp (a)	2,518	163

		413

Industrial Gases (0.19%)
Air Water Inc	37,000	374

Instruments — Scientific (0.14%)
Roth & Rau AG (a)	866	288

Internet Brokers (0.13%)
Comdirect Bank AG	21,430	264

Internet Content — Information & News (0.24%)
Iress Market Technology Ltd	39,435	277
Seek Ltd (b)	28,611	201

		478

Investment Companies (0.54%)
ABG Sundal Collier ASA	78,999	184
Arques Industries AG	20,643	706
Hastings Diversified Utilities Fund	67,204	177

		1,067

Investment Management & Advisory Services (1.45%)
Azimut Holding SpA	78,302	1,015
Gluskin Sheff+Associates Inc	5,241	141
MFS Ltd	162,738	629
Partners Group	3,745	503
Schroders PLC	23,363	605

		2,893

Leisure & Recreation Products (0.15%)
Beneteau SA	12,040	308

Life & Health Insurance (1.20%)
Industrial Alliance Insurance and Financial Services Inc	13,079	564
Swiss Life Holding (a)	7,265	1,816

		2,380

Lighting Products & Systems (0.21%)
Zumtobel AG	11,536	417

Machinery - Construction & Mining (0.87%)
Aichi Corp	41,491	403
Danieli & Co SpA	18,748	587
Duro Felguera SA	10,764	137
Takeuchi Manufacturing Co Ltd	14,900	599

		1,726

Machinery - Electrical (0.71%)
Konecranes Oyj	41,168	1,419

Machinery - General Industry (3.34%)
Bucher Industries AG	3,352	773
Burckhardt Compression Holding AG	1,771	579
Frigoglass SA	6,972	253
Haulotte Group	23,518	704
See accompanying notes

Schedule of Investments International
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Machinery — General Industry (continued)
Hexagon AB	36,284	$761
MAN AG	14,213	2,372
Miyachi Corp	9,700	142
Nippon Thompson Co Ltd	26,000	189
Shima Seiki Manufacturing Ltd (a)	12,800	596
Sintokogio Ltd	25,259	264

		6,633

Machinery - Material Handling (0.33%)
Fuji Machine Manufacturing Co Ltd	10,600	230
Tsubakimoto Chain Co	77,000	434

		664

Machinery - Pumps (0.42%)
Weir Group Pic/The	51,467	829

Machinery Tools & Related Products (0.90%)
B&B Tools AB	6,803	204
Gildemeister AG	26,817	730
Meyer Burger Technology AG (a)	978	361
Mori Seiki Co Ltd	25,800	499

		1,794

Marine Services (0.28%)
ODLM ASA (a)	21,692	336
Polaris Minerals Corp (a)	18,298	211

		547

Medical - Drugs (1.37%)
Actelion Ltd (a)	18,145	834
Daewoong Pharmaceutical Co Ltd	1,756	174
Green Cross Corp/South Korea (a)	2,811	279
Laboratorios Almirall SA (a)	26,817	590
Nippon Shinyaku Co Ltd	20,000	186
Oriola-KD OYJ	36,476	160
Stallergenes	7,547	510

		2,733

Medical - Nursing Homes (0.96%)
Message Co Ltd (a)	95	185
Orpea (a)	8,053	530
Southern Cross Healthcare Ltd	112,701	1,189

		1,904

Medical — Wholesale Drug Distribution (0.67%)
Galenica AG	2,024	885
Meda AB	35,422	438

		1,323

Medical Products (0.73%)
Sonova Holding AG	12,765	1,442

Metal - Copper (0.76%)
Frontera Copper Corp (a)	40,874	252
Mercator Minerals Ltd (a)	35,168	323
Quadra Mining Ltd (a)	32,900	588
Taseko Mines Ltd (a)	67,752	355

		1,518

Metal — Diversified (0.91%)
Anvil Mining Ltd (a)	12,350	191
FNX Mining Co Inc (a)	23,158	710
KME Group SpA (a)	107,109	233
Vedanta Resources PLC	16,558	674

		1,808

Metal — Iron (0.62%)
Labrador Iron Ore Royalty Income Fund	10,746	516
Mount Gibson Iron Ltd (a)	289,702	715

		1,231

Metal Processors & Fabrication (0.64%)
Sung Kwang Bend Co Ltd (a)	9,886	290
Taewoong Co Ltd (a)	5,717	547
TK Corp (a)(b)	13,371	443

		1,280

Metal Products — Distribution (0.06%)
Daiichi Jitsugyo Co Ltd	15,954	69
Sato Shoji Corp	6,257	45

		114

Metal Products - Fasteners (0.08%)
Oiles Corp	8,434	157

Mining Services (0.13%)
Major Drilling Group International (a)	4,100	260

Miscellaneous Manufacturers (0.35%)
Peace Mark Holdings Ltd	300,000	483
Towa Corp	22,500	213

		696

Mortgage Banks (0.52%)
Home Capital Group Inc	11,300	480
Hypo Real Estate Holding AG	10,316	547

		1,027

MRI - Medical Diagnostic Imaging (0.44%)
Sonic Healthcare Ltd	59,317	871

Multi-Line Insurance (0.21%)
Baloise Holding AG	4,196	413

Multimedia (0.70%)
Informa PLC	151,191	1,390
See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Non-Ferrous Metals (0.19%)
Korea Zinc Co Ltd (a)	2,760	$385

Oil - Field Services (1.44%)
Fugro NV	15,522	1,198
Petrofac Ltd	138,074	1,512
Swiber Holdings Ltd (a)	66,000	157

		2,867

Oil Company — Exploration & Production (1.37%)
ARC Energy Ltd (a)(b)	130,586	150
Avenir Diversified Income Trust	15,546	122
Crescent Point Energy Trust (a)	21,400	538
Dana Petroleum Pic (a)	30,504	845
Oilexco Inc (a)	79,473	1,062

		2,717

Oil Field Machinery & Equipment (0.66%)
KS Energy Services Ltd	65,000	145
Wellstream Holdings PLC (a)	53,764	1,159

		1,304

Oil Refining & Marketing (0.53%)
Fuchs Petrolub AG	5,010	437
Parkland Income Fund	19,711	322
Singapore Petroleum Co Ltd	57,000	300

		1,059

Paper & Related Products (0.40%)
DS Smith PLC	141,712	590
Portucel-Empresa Produtora de Pasta e Papel SA	62,979	206

		796

Photo Equipment & Supplies (0.06%)
Vitec Group Pic/The	11,001	128

Pipelines (0.45%)
China Gas Holdings Ltd (b)	1,096,000	476
Pembina Pipeline Income Fund	23,212	413

		889

Property & Casualty Insurance (1.27%)
Beazley Group PLC	264,800	858
Dongbu Insurance Co Ltd	19,008	1,111
First Fire & Marine Insurance Co Ltd (a)	13,790	153
Green Fire Marine Insurance Co Ltd (a)	2,965	63
LIG Insurance Co Ltd	13,570	345

		2,530

Publishing — Books (0.39%)
Yell Group PLC	97,768	780

Radio (0.04%)
Austereo Group Ltd	34,770	73

Real Estate Management & Services (1.70%)
Aedes SpA	16,737	86
Allied Properties HK Ltd (b)	768,000	284
Ardepro Co Ltd (b)	1,912	419
Atrium Co Ltd	17,678	366
Deutsche Euroshop AG	8,354	285
IVG Immobilien AG	20,397	679
Nexity	12,073	553
Pierre & Vacances	1,759	243
Sumitomo Real Estate Sales Co Ltd	7,591	340
Tosei Corp	216	134

		3,389

Real Estate Operator & Developer (1.49%)
Allgreen Properties Ltd	288,000	298
Coastal Greenland Ltd	838,000	172
Ho Bee Investment Ltd	300,000	304
Joint Corp	21,868	425
K Wah International Holdings Ltd	1,068,000	681
SRE Group Ltd	644,000	164
Urban Corp	44,400	594
Wheelock Properties S Ltd	220,000	327

		2,965

Recycling (0.39%)
Asahi Pretec Corp	28,704	784

Reinsurance (0.41%)
Hannover Rueckversicherung AG	17,470	810

REITS — Apartments (0.49%)
Boardwalk Real Estate Investment Trust (a)(b)	21,700	980

REITS — Diversified (1.98%)
Canadian Real Estate Investment Trust	13,367	393
Champion REIT	451,000	264
Eurocommercial Properties NV	10,601	547
Mapletree Logistics Trust	275,000	208
Suntec Real Estate Investment Trust	204,000	242
Unibail-Rodamco (b)	10,437	2,288

		3,942

REITS — Hotels (0.08%)
CDL Hospitality Trusts	102,364	167

REITS — Office Property (0.49%)
ICADE (a)	6,468	965

REITS — Warehouse & Industrial (0.09%)
Warehouses De Pauw SCA (a)	2,757	183
See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
Resorts & Theme Parks (0.09%)
USJ Co Ltd	286	$185

Retail — Apparel & Shoe (0.41%)
KappAhl Holding AB (a)	16,600	217
Next PLC	18,743	606

		823

Retail — Automobile (0.06%)
Lookers Plc	52,103	119

Retail — Bookstore (0.22%)
WH Smith PLC	68,141	442

Retail — Building Products (0.24%)
Kohnan Shoji Co Ltd (b)	28,100	483

Retail — Catalog Shopping (0.18%)
ASKUL Corp	13,500	363

Retail — Consumer Electronics (0.68%)
JB Hi-Fi Ltd	67,907	930
Joshin Denki Co Ltd (b)	51,114	424

		1,354

Retail — Drug Store (0.50%)
Create SD Co Ltd	10,200	234
Sugi Pharmacy Co Ltd	26,174	752

		986

Retail — Jewelry (1.06%)
Swatch Group AG	6,979	2,104

Retail — Major Department Store (0.24%)
David Jones Ltd (b)	98,483	476

Retail — Miscellaneous/Diversified (0.10%)
Arcs Co Ltd	16,161	201

Retail — Office Supplies (0.22%)
Bechtle AG	10,746	430

Retail — Pubs (0.63%)
Punch Taverns PLC	82,275	1,252

Retail — Restaurants (0.33%)
Restaurant Group PLC	85,828	320
Saizeriya Co Ltd	22,800	339

		659

Retail — Toy Store (0.24%)
JUMBO SA (a)	12,927	469

Retail — Video Rental (0.20%)
Geo Corp (b)	219	396

Rubber - Tires (1.48%)
Compagnie Generale des Etablissements Michelin	17,955	2,060
Nokian Renkaat OYJ	25,389	893

		2,953

Rubber & Plastic Products (0.26%)
Polytec Holding AG	11,709	152
Semperit AG Holding	4,622	169
Tokai Rubber Industries Inc	11,131	192

		513

Schools (0.40%)
MegaStudy Co Ltd (a)	2,748	790

Seismic Data Collection (0.96%)
Cie Generale de Geophysique-Veritas (a)	6,710	1,913

Semiconductor Equipment (0.13%)
Jusung Engineering Co Ltd (a)(b)	13,150	253

Steel — Producers (1.53%)
OneSteel Ltd	183,714	992
Osaka Steel Co Ltd	14,020	195
Salzgitter AG	9,291	1,375
Schmolz + Bickenbach AG	3,463	280
Sidenor Steel Products Manufacturing Co	13,229	197

		3,039

Steel — Specialty (0.27%)
Mitsubishi Steel Manufacturing Co Ltd (b)	138,347	537

Storage & Warehousing (0.17%)
Westshore Terminals Income Fund	23,100	339

Telecommunication Equipment (0.89%)
Tandberg ASA	64,300	1,344
Topfield Co Ltd (a)	4,998	114
VTech Holdings Ltd	43,000	309

		1,767

Telecommunication Services (0.29%)
Telenet Group Holding NV (a)	20,005	583

Telephone — Integrated (0.57%)
Elisa OYJ	37,243	1,144

Theaters (0.14%)
Cineplex Galaxy Income Fund (a)	16,347	277

Therapeutics (0.67%)
Grifols SA	58,852	1,326

Tools — Hand Held (0.35%)
Hitachi Koki Co Ltd	44,153	696
See accompanying notes

Schedule of Investments International
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Transport — Marine (1.68%)
D/S Norden	2,000	$221
Golden Ocean Group Ltd	137,800	857
Inui Steamship Co Ltd	12,554	189
Jinhui Shipping & Transportation Ltd (a)	42,752	465
Pacific Basin Shipping Ltd (b)	239,000	386
Shinwa Kaiun Kaisha Ltd	59,371	360
Smit Internationale NV	4,232	433
STX Pan Ocean Co Ltd (a)	171,000	432

		3,343

Transport — Services (2.15%)
Firstgroup Pic	133,998	2,174
Kintetsu World Express Inc	18,600	649
Stagecoach Group PLC	255,950	1,452

		4,275

Transport — Truck (0.07%)
Hitachi Transport System Ltd	13,400	145

Travel Services (0.56%)
Flight Centre Ltd	9,000	255
TUI Travel plc (a)	145,725	852

		1,107

Water (0.44%)
Pennon Group PLC	65,786	883

Web Portals (0.70%)
So-net Entertainment Corp	142	409
United Internet AG (b)	40,627	984

		1,393

Wire & Cable Products (1.03%)
Leoni AG	10,464	515
Nexans SA	12,251	1,532

		2,047

Wireless Equipment (0.19%)
Japan Radio Co Ltd	110,000	373

TOTAL COMMON STOCKS		$194,092

PREFERRED STOCKS (1.38%)
Dialysis Centers (0.86%)
Fresenius SE	20,526	1,705

Television (0.52%)
ProSiebenSat. 1 Media AG	43,659	1,035

TOTAL PREFERRED STOCKS		$2,740

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.40%)
Commercial Paper (1.89%)
Investment in Joint Trading Account; General Electric Capital 4.00%, 1/2/2008	$3,762	$3,762

Money Market Funds (2.51%)
BNY Institutional Cash Reserve Fund (d)	5,000	5,000

TOTAL SHORT TERM INVESTMENTS		$8,762

REPURCHASE AGREEMENTS (1.75%)

Finance — Investment Banker & Broker (1.75%)

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,511,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (d)	$3,473	$3,472

TOTAL REPURCHASE AGREEMENTS		$3,472

Total Investments		$209,066
Liabilities in Excess of Other Assets, Net — (5.12)%		(10,179)

TOTAL NET ASSETS - 100.00%		$198,887

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $203 or 0.10% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$32,377
Unrealized Depreciation	(12,231)

Net Unrealized Appreciation (Depreciation)	20,146
Cost for federal income tax purposes	188,920
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
International SmallCap Account
December 31, 2007

Portfolio Summary (unaudited)
Country	Percent

United Kingdom	16.87%
Japan	14.65%
Germany	10.51%
Switzerland	8.49%
Canada	7.17%
France	6.45%
United States	6.31%
Australia	5.56%
Korea, Republic Of	4.34%
Hong Kong	3.69%
Spain	3.59%
Netherlands	2.51%
Italy	2.41%
Singapore	1.88%
Finland	1.85%
Denmark	1.33%
Sweden	1.18%
Luxembourg	0.98%
Ireland	0.97%
Portugal	0.94%
Norway	0.94%
Greece	0.93%
Belgium	0.70%
Bermuda	0.43%
Austria	0.37%
China	0.07%
Liabilities in Excess of Other Assets, Net	(5.12%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.83%)
Advertising Agencies (0.21%)
Omnicom Group Inc	12,100	$575

Advertising Sales (0.15%)
Lamar Advertising Co (a)	8,800	423

Aerospace & Defense (1.99%)
Boeing Co	17,500	1,531
General Dynamics Corp	17,800	1,584
Lockheed Martin Corp	9,000	947
Northrop Grumman Corp	5,800	456
Raytheon Co	5,700	346
Rockwell Collins Inc	8,400	605

		5,469

Aerospace & Defense Equipment (0.74%)
United Technologies Corp	26,400	2,021

Agricultural Chemicals (0.33%)
Monsanto Co	8,200	916

Agricultural Operations (0.13%)
Archer-Daniels-Midland Co	7,800	362

Airlines (0.23%)
Southwest Airlines Co	52,800	644

Applications Software (3.11%)
Intuit Inc (b)	19,500	617
Microsoft Corp	189,800	6,757
Red Hat Inc (a)(b)	55,200	1,150

		8,524

Athletic Footwear (0.10%)
Nike Inc	4,400	283

Audio & Video Products (0.08%)
Harman International Industries Inc	2,900	214

Auto — Car & Light Trucks (0.17%)
Ford Motor Co (a)(b)	67,700	456

Auto — Medium & Heavy Duty Trucks (0.14%)
Paccar Inc	7,000	381

Auto/Truck Parts & Equipment — Original (0.06%)
Johnson Controls Inc	4,600	166

Beverages — Non-Alcoholic (1.74%)
Coca-Cola Co/The	36,600	2,246
PepsiCo Inc	33,200	2,520

		4,766

Brewery (0.49%)
Anheuser-Busch Cos Inc	25,600	1,340

Building — Residential & Commercial (0.24%)
DR Horton Inc	14,400	190
KB Home (a)	12,200	263
Lennar Corp (a)	11,700	209

		662

Building Products — Wood (0.11%)
Masco Corp	13,400	290

Cable TV (0.96%)
Cablevision Systems Corp (b)	8,300	203
EchoStar Communications Corp (b)	8,300	313
Rogers Communications Inc	20,400	923
Shaw Communications Inc	23,800	564
Time Warner Cable Inc (b)	22,500	621

		2,624

Casino Hotels (0.42%)
Harrah’s Entertainment Inc	3,800	337
Melco PEL Entertainment Macau Ltd ADR (a)(b)	42,100	487
MOM Mirage (b)	3,900	328

		1,152

Casino Services (0.42%)
International Game Technology	26,100	1,147

Cellular Telecommunications (0.26%)
MetroPCS Communications Inc (a)(b)	30,600	595
NII Holdings IDC (b)	2,500	121

		716

Chemicals — Diversified (0.43%)
Dow Chemical Co/The	13,500	532
El Du Pont de Nemours & Co	14,500	639

		1,171

Chemicals — Specialty (0.04%)
Sigma-Aldrich Corp (a)	2,200	120

Coal (0.64%)
Arch Coal Inc (a)	8,800	395
Consol Energy Inc	9,600	687
Peabody Energy Corp (a)	11,000	678

		1,760

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	2,300	134

Commercial Banks (0.47%)
First Horizon National Corp (a)	22,700	412
Marshall & Ilsley Corp	17,498	464

See accompanying notes	220

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Synovus Financial Corp	17,700	$426

		1,302

Commercial Services (0.04%)
Quanta Services Inc (a)(b)	4,400	115

Commercial Services — Finance (0.56%)
H&R Block Inc	43,300	804
Moody’s Corp (a)	6,600	236
Western Union Co/The (b)	20,400	495

		1,535

Computer Services (0.16%)
Electronic Data Systems Corp	21,000	435

Computers (3.69%)
Apple Inc (b)	13,800	2,734
Dell Inc (b)	88,900	2,179
Hewlett-Packard Co	59,100	2,983
International Business Machines Corp	13,600	1,470
Sun Microsystems Inc (b)	41,375	750

		10,116

Computers — Memory Devices (0.51%)
EMC Corp/Massachusetts (b)	36,100	669
Network Appliance Inc (b)	13,500	337
Seagate Technology	15,400	393

		1,399

Consulting Services (0.27%)
Accenture Ltd	20,200	728

Consumer Products — Miscellaneous (0.51%)
Clorox Co	10,300	671
Fortune Brands Inc	3,100	225
Kimberly-Clark Corp	7,300	506

		1,402

Cosmetics & Toiletries (2.44%)
Avon Products Inc	20,300	802
Colgate-Palmolive Co	6,700	522
Estee Lauder Cos me/The	5,500	240
Procter & Gamble Co	69,892	5,132

		6,696

Cruise Lines (0.16%)
Carnival Corp	10,100	449

Data Processing & Management (0.27%)
Automatic Data Processing Inc	16,600	739

Disposable Medical Products (0.16%)
CR Bard Inc	4,700	446
Fastenal Co (a)	4,100	166

Diversified Manufacturing Operations (5.32%)
3MCo	14,000	1,180
Cooper Industries Ltd	5,300	280
Danaher Corp	15,600	1,369
Dover Corp	9,500	438
General Electric Co	220,300	8,167
Honeywell International Inc	12,600	776
Illinois Tool Works Inc	6,100	327
Ingersoll-Rand Co Ltd	18,000	836
Tyco International Ltd	30,400	1,205

		14,578

E-Commerce — Products (0.57%)
Amazon. Com Inc (b)	17,000	1,575

E-Commerce — Services (0.25%)
eBay Inc (b)	8,200	272
Expedia Inc (a)(b)	13,000	411

		683

Electric — Generation (0.38%)
AES Corp/The (b)	49,000	1,048

Electric — Integrated (2.85%)
American Electric Power Co Inc	7,900	368
Centerpoint Energy Inc	16,600	284
Constellation Energy Group Inc	7,300	749
Edison International	11,000	587
Entergy Corp	6,000	717
Exelon Corp	20,300	1,657
FirstEnergy Corp	12,500	904
Pinnacle West Capital Corp	3,200	136
PPL Corp	15,200	792
Public Service Enterprise Group Inc	11,900	1,169
TECO Energy Inc (a)	26,200	451

		7,814

Electronic Components — Miscellaneous (0.45%)
Flextronics International Ltd (b)	20,500	247
Tyco Electronics Ltd	26,800	995

		1,242

Electronic Components — Semiconductors (1.33%)
Advanced Micro Devices Inc (a)(b)	146,800	1,101
Broadcom Corp (b)	22,000	575
Intel Corp	36,600	976
Xilinx Inc	45,400	993

		3,645

See accompanying notes	221

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Measurement Instruments (0.12%)
Agilent Technologies Inc (b)	9,100	$334

Engineering — Research & Development Services (0.27%)
Fluor Corp	2,100	306
Foster Wheeler Ltd (b)	1,600	248
McDermott International Inc (b)	3,000	177

		731

Enterprise Software & Services (0.49%)
Oracle Corp (b)	59,800	1,350

Entertainment Software (0.16%)
Electronic Arts Inc (b)	7,600	444

Fiduciary Banks (0.96%)
Bank of New York Mellon Corp/The	26,500	1,292
Northern Trust Corp	3,400	260
State Street Corp	13,200	1,072

		2,624

Finance — Commercial (0.16%)
CIT Group Inc	18,800	452

Finance — Consumer Loans (0.02%)
SLM Corp	3,400	68

Finance — Credit Card (0.26%)
American Express Co	13,800	718

Finance — Investment Banker & Broker (4.83%)
Bear Stearns Cos Inc/The	1,000	88
Citigroup Inc	123,460	3,635
Goldman Sachs Group Inc/The	8,100	1,742
Interactive Brokers Group Inc (a)(b)	14,500	469
JPMorgan Chase & Co	82,088	3,583
Lehman Brothers Holdings Inc	13,800	903
Merrill Lynch & Co Inc	24,900	1,336
Morgan Stanley	28,200	1,498

		13,254

Finance — Mortgage Loan/Banker (0.40%)
Countrywide Financial Corp (a)	41,800	374
Freddie Mac	21,400	729

		1,103

Finance — Other Services (0.47%)
CME Group Inc	1,400	961
IntercontinentalExchange Inc (b)	1,700	327

		1,288

Food — Miscellaneous/Diversified (1.05%)
Campbell Soup Co	4,100	146
ConAgra Foods Inc	15,000	357
General Mills Inc	14,800	844
Kraft Foods Inc	46,993	1,533

		2,880

Food — Retail (0.16%)
Kroger Co/The	10,700	286
Whole Foods Market Inc	3,900	159

		445

Food — Wholesale & Distribution (0.29%)
SUPERVALU Inc	6,800	255
SYSCO Corp	17,100	534

		789

Forestry (0.10%)
Weyerhaeuser Co	3,700	273

Gas — Distribution (0.35%)
NiSource Inc	5,600	106
Sempra Energy	13,700	848

		954

Gold Mining (0.06%)
Barrick Gold Corp	3,800	160

Health Care Cost Containment (0.15%)
McKesson Corp	6,100	400

Home Decoration Products (0.05%)
Newell Rubbermaid Inc	5,400	140

Hotels & Motels (0.33%)
Marriott International Inc/DE	21,800	745
Wyndham Worldwide Corp	6,300	149

		894

Human Resources (0.23%)
Monster Worldwide Inc (a)(b)	14,800	480
Robert Half International Inc	5,400	146

		626

Independent Power Producer (0.55%)
Dynegy Inc (b)	59,600	425
NRG Energy Inc (a)(b)	13,400	581
Reliant Energy Inc (b)	18,900	496

		1,502

Industrial Gases (0.47%)
Praxair Inc	14,500	1,286

Instruments — Scientific (0.26%)
Applera Corp — Applied Biosystems Group	6,400	217
Thermo Fisher Scientific Inc (b)	8,700	502

		719

Insurance Brokers (0.31%)
AON Corp	13,700	653

See accompanying notes	222

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Insurance Brokers (continued)
Marsh & McLennan Cos Inc	7,700	$204

		857

Internet Security (0.28%)
VeriSign Inc (b)	20,200	760

Investment Management & Advisory Services (0.42%)
Ameriprise Financial Inc	3,820	211
Federated Investors Inc	9,900	407
Franklin Resources Inc	4,600	526

		1,144

Life & Health Insurance (0.97%)
Cigna Corp	9,800	527
Lincoln National Corp	14,200	827
Prudential Financial Inc	13,900	1,293

		2,647

Machinery — Construction & Mining (0.46%)
Joy Global Inc	7,200	474
Terex Corp (b)	12,200	800

		1,274

Medical — Biomedical/Gene (0.90%)
Amgen Inc (b)	24,600	1,142
Celgene Corp (b)	14,700	679
Genentech Inc (b)	2,800	188
Genzyme Corp (a)(b)	4,000	298
Millipore Corp (b)	2,200	161

		2,468

Medical — Drugs (4.48%)
Abbott Laboratories	24,600	1,381
Allergan Inc/United States	12,800	822
Bristol-Myers Squibb Co	48,500	1,286
Cephalon Inc (a)(b)	2,300	165
Eli Lilly & Co	22,800	1,217
Merck & Co Inc	54,200	3,150
Pfizer Inc	77,800	1,769
Schering-Plough Corp	41,300	1,100
Wyeth	31,400	1,388

		12,278

Medical — HMO (1.32%)
Aetna Inc	13,100	756
Humana Inc (b)	6,100	460
UnitedHealth Group Inc	18,800	1,094
WellPoint Inc (b)	14,900	1,307

		3,617

Medical — Wholesale Drug Distribution (0.31%)
Cardinal Health Inc	14,600	843

Medical Instruments (0.84%)
Medtronic Inc	32,100	1,613
St Jude Medical Inc (b)	16,900	687

		2,300

Medical Laboratory & Testing Service (0.15%)
Laboratory Corp of America Holdings (a)(b)	5,300	400

Medical Products (2.57%)
Baxter International Inc	10,400	604
Becton Dickinson & Co	6,700	560
Covidien Ltd	25,900	1,147
Johnson & Johnson	60,100	4,009
Stryker Corp (b)	5,600	418
Zimmer Holdings Inc (b)	4,700	311

		7,049

Metal — Diversified (0.71%)
Freeport-McMoRan Copper & Gold Inc	14,053	1,439
Rio Tinto PLC ADR	1,200	504

		1,943

Metal Processors & Fabrication (0.14%)
Precision Castparts Corp	2,800	388

Motorcycle/Motor Scooter (0.10%)
Harley-Davidson Inc	6,000	280

Multi-Line Insurance (3.02%)
ACE Ltd	12,400	766
American International Group Inc	65,200	3,801
Assurant Inc	6,500	435
Genworth Financial Inc	25,600	652
Hartford Financial Services Group Inc	7,500	654
Loews Corp	8,800	443
MetLife Inc	24,800	1,528

		8,279

Multimedia (1.46%)
EW Scripps Co (a)	8,200	369
McGraw-Hill Cos Inc/The	8,900	390
Meredith Corp	3,400	187
News Corp	51,500	1,055
Time Warner Inc	49,100	811
Walt Disney Co/The	36,800	1,188

		4,000

Networking Products (1.04%)
Cisco Systems Inc (b)	60,900	1,648
Juniper Networks Inc (b)	36,200	1,202

		2,850

Non-Hazardous Waste Disposal (0.37%)
Allied Waste Industries Inc (b)	64,100	706

See accompanying notes	223

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Non-Hazardous Waste Disposal (continued)
Republic Services Inc	9,550	$300

		1,006

Office Supplies & Forms (0.14%)
Avery Dennison Corp	7,300	388

Oil — Field Services (2.11%)
Baker Hughes Inc	14,800	1,201
BJ Services Co	15,300	371
Schlumberger Ltd	42,800	4,210

		5,782

Oil & Gas Drilling (0.51%)
Nabors Industries Ltd (a)(b)	5,900	161
Transocean Inc	8,674	1,242

		1,403

Oil Company — Exploration & Production (1.07%)
Devon Energy Corp	6,800	604
EOG Resources Inc	7,900	705
Occidental Petroleum Corp	13,700	1,055
XTO Energy Inc	11,000	565

		2,929

Oil Company — Integrated (7.09%)
Chevron Corp	28,800	2,688
ConocoPhillips	23,100	2,040
Exxon Mobil Corp	131,300	12,301
Murphy Oil Corp	15,300	1,298
Total SA ADR	13,300	1,099

		19,426

Oil Field Machinery & Equipment (0.57%)
FMC Technologies Inc (b)	14,600	828
Grant Prideco Inc (b)	13,000	721

		1,549

Oil Refining & Marketing (0.63%)
Sunoco Inc	14,100	1,022
Valero Energy Corp	9,900	693

		1,715

Optical Supplies (0.12%)
Alcon Inc	2,300	329

Paper & Related Products (0.30%)	8,600	178
AbitibiBowater Inc (a)	8,600	178
International Paper Co	16,900	547
MeadWestvaco Corp	1,700	53
Temple-Inland Inc	2,400	50

		828

Pharmacy Services (0.15%)
Medco Health Solutions Inc (b)	4,100	416

Pipelines (0.30%)
Spectra Energy Corp (a)	31,900	824

Property & Casualty Insurance (0.35%)
Progressive Corp/The (a)	14,600	280
Travelers Cos Inc/The	12,515	673

		953

Real Estate Operator & Developer (0.01%)
Forestar Real Estate Group Inc (b)	800	19

Regional Banks (3.17%)
Bank of America Corp	59,886	2,471
Capital One Financial Corp	13,400	633
PNC Financial Services Group Inc	7,400	486
SunTrust Banks Inc	13,600	850
US Bancorp	42,800	1,358
Wachovia Corp	17,300	658
Wells Fargo & Co	73,600	2,222

		8,678

REITS — Apartments (0.20%)
Equity Residential	14,900	543

REITS — Office Property (0.19%)
Boston Properties Inc	5,700	523

REITS — Regional Malls (0.31%)
Simon Property Group Inc	9,900	860

REITS — Warehouse & Industrial (0.17%)
Prologis	7,500	475

Retail — Apparel & Shoe (0.29%)
Coach Inc (b)	14,800	452
Ross Stores Inc	13,800	353

		805

Retail — Bedding (0.42%)
Bed Bath & Beyond Inc (b)	39,300	1,155

Retail — Building Products (0.75%)
Home Depot Inc	47,500	1,280
Lowe’s Cos Inc	34,900	789

		2,069

Retail — Consumer Electronics (0.05%)
Best Buy Co Inc	2,550	134

Retail — Discount (1.92%)
Costco Wholesale Corp	9,600	670
Target Corp	21,500	1,075
TJX Cos Inc	26,100	750

See accompanying notes	224

Schedule of Investments
LargeCap Blend Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Discount (continued)
Wal-Mart Stores Inc	58,500	$2,780

		5,275

Retail — Drug Store (0.80%)
CVS Caremark Corp	38,778	1,541
Walgreen Co	16,900	644

		2,185

Retail — Regional Department Store (0.55%)
Kohl’s Corp (b)	32,700	1,498

Retail — Restaurants (0.08%)
Starbucks Corp (b)	11,300	231

Savings & Loans — Thrifts (0.05%)
Guaranty Financial Group Inc (b)	800	13
Washington Mutual Inc (a)	8,600	117

		130

Schools (0.05%)
Apollo Group Inc (b)	1,800	126

Semiconductor Component — Integrated Circuits (0.65%)
Marvell Technology Group Ltd (b)	87,300	1,220
Maxim Integrated Products Inc	21,300	564

		1,784

Semiconductor Equipment (0.40%)
Applied Materials Inc	44,700	794
ASML Holding NV (a)(b)	9,454	296

		1,090

Steel — Producers (0.25%)
Nucor Corp	11,700	693

Steel — Specialty (0.10%)
Allegheny Technologies Inc	3,300	285

Telecommunication Equipment (0.18%)
Alcatel-Lucent ADR (a)	67,792	496

Telecommunication Equipment — Fiber Optics (0.57%)
Corning Inc	54,200	1,300
JDS Uniphase Corp (a)(b)	18,700	249

		1,549

Telephone — Integrated (2.20%)
AT&T Inc	145,177	6,034

Therapeutics (0.52%)
Gilead Sciences Inc (b)	28,000	1,288
Warner Chilcott Ltd (a)(b)	7,900	140

		1,428

Tobacco (0.54%)
Altria Group Inc	19,700	1,489

Toys (0.11%)
Hasbro Inc	11,700	299

Transport — Rail (0.49%)
Canadian National Railway Co	5,300	249
Norfolk Southern Corp	19,000	958
Union Pacific Corp	1,100	138

		1,345

Transport — Services (0.25%)
Expeditors International Washington Inc	15,200	679

Web Portals (1.65%)
Google Inc (b)	6,000	4,149
Yahoo! Inc (a)(b)	15,600	363

		4,512

Wireless Equipment (1.84%)
American Tower Corp (b)	30,260	1,289
Crown Castle International Corp (a)(b)	25,200	1,048
Motorola Inc	65,600	1,052
Qualcomm Inc	41,900	1,649

		5,038

TOTAL COMMON STOCKS		$268,215

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.06%)
U.S. Treasury Bill (0.06%)
2.58%, 1/24/2008 (b)(c)	$150	150

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$150

SHORT TERM INVESTMENTS (2.84%)
Money Market Funds (2.84%)
BNY Institutional Cash Reserve Fund (d)	$7,786	$7,786

TOTAL SHORT TERM INVESTMENTS		$7,786

REPURCHASE AGREEMENTS (1.26%)
Finance — Investment Banker & Broker (1.26%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,486,000; 0.00%-6.50%; dated 01/15/08-06/09/33) (d)	$3,448	$3,447

TOTAL REPURCHASE AGREEMENTS		$3,447

Total Investments		$279,598
Liabilities in Excess of Other Assets, Net — (1.99)%		(5,445)

TOTAL NET ASSETS — 100.00%		$274,153

See accompanying notes	225

Schedule of Investments
LargeCap Blend Account
December 31, 2007
(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $150 or 0.05% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$28,362
Unrealized Depreciation	(23,190)

Net Unrealized Appreciation (Depreciation)	5,172
Cost for federal income tax purposes	274,426
All dollar amounts are shown in thousands (OOO’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)
Buy:
S&P500 eMini; March 2008	29	$2,159	$2,142	$(17)
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	20.85%
Consumer, Non-cyclical	20.30%
Energy	12.91%
Communications	11.61%
Industrial	10.97%
Technology	10.77%
Consumer, Cyclical	7.55%
Utilities	4.13%
Basic Materials	2.85%
Government	0.05%
Liabilities in Excess of Other Assets, Net	(1.99%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)
Asset Type	Percent

Futures	0.78%

See accompanying notes	226

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (97.69%)
Advertising Agencies (0.15%)
Interpublic Group of Cos Inc (a)(b)	6,992	$57
Omnicom Group Inc	4,849	230

		287

Aerospace & Defense (1.55%)
Boeing Co	11,497	1,005
General Dynamics Corp	5,969	531
Lockheed Martin Corp	5,148	542
Northrop Grumman Corp	5,019	395
Raytheon Co	6,368	387
Rockwell Collins Inc	2,417	174

		3,034

Aerospace & Defense Equipment (0.64%)
Goodrich Corp	1,853	131
United Technologies Corp	14,663	1,122

		1,253

Agricultural Chemicals (0.46%)
Monsanto Co	8,111	906

Agricultural Operations (0.23%)
Archer-Daniels-Midland Co	9,536	443

Airlines (0.07%)
Southwest Airlines Co	10,888	133

Apparel Manufacturers (0.05%)
VFCorp	1,306	90

Appliances (0.05%)
Whirlpool Corp (a)	1,147	94

Applications Software (2.33%)
Citrix Systems Inc (b)	2,814	107
Compuware Corp (b)	4,245	37
Intuit Inc (b)	4,935	156
Microsoft Corp	119,347	4,249

		4,549

Athletic Footwear (0.19%)
Nike Inc	5,697	366

Audio & Video Products (0.03%)
Harman International Industries Inc	897	66

Auto — Car & Light Trucks (0.21%)
Ford Motor Co (a)(b)	31,302	211
General Motors Corp (a)	8,396	209

		420

Auto — Medium & Heavy Duty Trucks (0.15%)
Paccar Inc	5,464	298

Auto/Truck Parts & Equipment — Original (0.16%)
Johnson Controls Inc	8,808	317

Beverages — Non-Alcoholic (1.95%)
Coca-Cola Co/The	29,481	1,809
Coca-Cola Enterprises Inc	4,245	111
Pepsi Bottling Group Inc	2,057	81
PepsiCo Inc	23,878	1,812

		3,813

Beverages — Wine & Spirits (0.08%)
Brown-Forman Corp	1,282	95
Constellation Brands Inc (a)(b)	2,876	68

		163

Brewery (0.34%)
Anheuser-Busch Cos Inc	10,885	570
Molson Coors Brewing Co	2,027	104

		674

Broadcasting Services & Programming (0.13%)
Clear Channel Communications Inc	7,386	255

Building — Residential & Commercial (0.10%)
Centex Corp (a)	1,803	46
DR Horton lnc	4,112	54
KB Home (a)	1,143	25
Lennar Corp (a)	2,067	37
Pulte Homes Inc	3,152	33

		195

Building Products — Air & Heating (0.06%)
Trane Inc	2,543	119

Building Products — Wood (0.06%)
Masco Corp	5,471	118

Cable TV (0.55%)
Comcast Corp (b)	45,586	833
DIRECTV Group Inc/The (b)	10,649	246

		1,079

Casino Hotels (0.13%)
Harrah’s Entertainment Inc	2,782	247

Casino Services (0.10%)
International Game Technology	4,679	206

Chemicals — Diversified (0.72%)
Dow Chemical Co/The	14,009	552
El Du Pont de Nemours & Co	13,336	588
PPG Industries Inc	2,429	171
Rohm & Haas Co	1,859	99

		1,410

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Chemicals — Specialty (0.23%)
Ashland Inc	831	$39
Eastman Chemical Co	1,202	74
Ecolab Inc	2,591	133
Hercules Inc	1,715	33
International Flavors & Fragrances Inc	1,206	58
Sigma-Aldrich Corp (a)	1,929	105

		442

Coal (0.22%)
Consol Energy Inc	2,692	193
Peabody Energy Corp (a)	3,928	242

		435

Coatings & Paint (0.05%)
Sherwin-Williams Co/The	1,547	90

Commercial Banks (0.52%)
BB&T Corp	8,150	250
Commerce Bancorp Inc/NJ	2,890	110
First Horizon National Corp (a)	1,875	34
M&T Bank Corp	1,108	91
Marshall & Ilsley Corp	3,815	101
Regions Financial Corp	10,311	244
Synovus Financial Corp	4,872	117
Zions Bancorporation	1,603	75

		1,022

Commercial Services (0.02%)
Convergys Corp (b)	1,932	32

Commercial Services — Finance (0.28%)
Equifax Inc	1,956	71
H&R Block Inc	4,821	90
Moody’s Corp (a)	3,181	114
Western Union Co/The (b)	11,139	270

		545

Computer Aided Design (0.09%)
Autodesk Inc (b)	3,425	170

Computer Services (0.27%)
Affiliated Computer Services Inc (b)	1,491	67
Cognizant Technology Solutions Corp (b)	4,307	146
Computer Sciences Corp (b)	2,581	128
Electronic Data Systems Corp	7,596	158
Unisys Corp (b)	5,158	24

		523

Computers (3.96%)
Apple Inc (b)	12,987	2,572
Dell Inc (b)	33,242	815
Hewlett-Packard Co	38,242	1,930
International Business Machines Corp	20,440	2,210
Sun Microsystems Inc (b)	12,291	223

		7,750

Computers — Integrated Systems (0.04%)
Teradata Corp (b)	2,685	74

Computers — Memory Devices (0.42%)
EMC Corp/Massachusetts (b)	31,124	577
Network Appliance Inc (b)	5,106	128
SanDisk Corp (b)	3,385	112

		817

Computers — Peripheral Equipment (0.02%)
Lexmark International Inc (a)(b)	1,405	49

Consumer Products — Miscellaneous (0.37%)
Clorox Co	2,055	134
Fortune Brands Inc	2,266	164
Kimberly-Clark Corp	6,276	435

		733

Containers — Metal & Glass (0.03%)
Ball Corp	1,491	67

Containers — Paper & Plastic (0.08%)
Bemis Co Inc (a)	1,491	41
Pactiv Corp (a)(b)	1,936	52
Sealed Air Corp	2,396	55

		148

Cosmetics & Toiletries (2.20%)
Avon Products Inc	6,365	252
Colgate-Palmolive Co	7,562	589
Estee Lauder Cos Inc/The	1,689	74
Procter & Gamble Co	46,068	3,382

		4,297

Cruise Lines (0.15%)
Carnival Corp	6,479	288

Data Processing & Management (0.39%)
Automatic Data Processing Inc	7,805	348
Fidelity National Information Services	2,532	105
Fiserv Inc (b)	2,442	136
Paychex Inc	4,947	179

		768

Dental Supplies & Equipment (0.04%)
Patterson Cos Inc (a)(b)	2,074	70

Disposable Medical Products (0.07%)
CR Bard Inc	1,512	143

Distribution & Wholesale (0.10%)
Genuine Parts Co	2,491	115
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Distribution & Wholesale (continued)
WW Grainger Inc	999	$88

		203

Diversified Manufacturing Operations (4.82%)
3M Co	10,580	892
Cooper Industries Ltd	2,671	141
Danaher Corp	3,755	329
Dover Corp	2,948	136
Eaton Corp	2,173	211
General Electric Co (c)	149,912	5,557
Honeywell International Inc	11,077	682
Illinois Tool Works Inc	6,132	328
Ingersoll-Rand Co Ltd	4,041	188
ITT Corp	2,689	178
Leggett & Platt Inc	2,523	44
Parker Hannifin Corp	2,495	188
Textron Inc	3,697	264
Tyco International Ltd	7,340	291

		9,429

Diversified Operations (0.06%)
Leucadia National Corp (b)	2,508	118

Drug Delivery Systems (0.05%)
Hospira Inc (b)	2,337	100

E-Commerce — Products (0.22%)
Amazon. Com Inc (b)	4,557	422

E-Commerce — Services (0.37%)
eBay Inc (b)	16,865	560
Expedia Inc (b)	3,081	97
lAC/InterActiveCorp (a)(b)	2,735	74

		731

Electric — Generation (0.11%)
AES Corp/The (b)	9,928	212

Electric — Integrated (3.15%)
Allegheny Energy Inc	2,466	157
Ameren Corp	3,086	167
American Electric Power Co Inc	5,934	276
Centerpoint Energy Inc	4,765	82
CMS Energy Corp	3,339	58
Consolidated Edison Inc	4,028	197
Constellation Energy Group Inc	2,680	275
Dominion Resources Inc/VA	8,675	412
DTE Energy Co	2,428	107
Duke Energy Corp	18,706	377
Edison International	4,833	258
Entergy Corp	2,883	345
Exelon Corp	9,790	799
FirstEnergy Corp	4,522	327
FPL Group Inc	6,038	409
Integrys Energy Group Inc	1,131	58
Pepco Holdings Inc	2,971	87
PG&E Corp	5,252	226
Pinnacle West Capital Corp	1,489	63
PPL Corp	5,521	288
Progress Energy Inc	3,845	186
Public Service Enterprise Group Inc	3,772	370
Southern Co	11,266	436
TECO Energy Inc (a)	3,125	54
Xcel Energy Inc	6,229	141

		6,155

Electric Products — Miscellaneous (0.37%)
Emerson Electric Co	11,677	662
Molex Inc	2,100	57

		719

Electronic Components — Miscellaneous (0.16%)
Jabil Circuit Inc	3,086	47
Tyco Electronics Ltd	7,375	274

		321

Electronic Components — Semiconductors (2.24%)
Advanced Micro Devices Inc (a)(b)	8,954	67
Altera Corp	4,982	96
Broadcom Corp (b)	6,979	182
Intel Corp	86,732	2,312
LSI Corp (a)(b)	10,471	56
MEMC Electronic Materials Inc (b)	3,399	301
Microchip Technology Inc (a)	3,178	100
Micron Technology Inc (a)(b)	11,280	82
National Semiconductor Corp	3,485	79
Nvidia Corp (b)	8,241	280
QLogic Corp (b)	2,031	29
Texas Instruments Inc	20,740	693
Xilinx Inc	4,361	95

		4,372

Electronic Forms (0.19%)
Adobe Systems Inc (b)	8,511	364

Electronic Measurement Instruments (0.11%)
Agilent Technologies Inc (b)	5,734	211

Electronics — Military (0.10%)
L-3 Communications Holdings Inc	1,866	198

Engineering — Research & Development Services (0.19%)
Fluor Corp	1,312	191
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Engineering — Research & Development Services (continued)
Jacobs Engineering Group Inc (b)	1,792	$172

		363

Engines — Internal Combustion (0.10%)
Cummins Inc	1,515	193

Enterprise Software & Services (0.82%)
BMC Software Inc (b)	2,905	103
CA Inc	5,813	145
Novell Inc (b)	5,190	36
Oracle Corp (b)	58,495	1,321

		1,605

Entertainment Software (0.14%)
Electronic Arts Inc (b)	4,672	273

Fiduciary Banks (0.77%)
Bank of New York Mellon Corp/The	16,891	824
Northern Trust Corp	2,838	217
State Street Corp	5,729	465

		1,506

Filtration & Separation Products (0.04%)
Pall Corp	1,819	73

Finance — Commercial (0.03%)
CIT Group Inc	2,813	68

Finance — Consumer Loans (0.08%)
SLM Corp	7,640	154

Finance — Credit Card (0.52%)
American Express Co	17,347	902
Discover Financial Services	7,084	107

		1,009

Finance — Investment Banker & Broker (4.19%)
Bear Stearns Cos Inc/The	1,713	151
Charles Schwab Corp/The	13,895	355
Citigroup Inc	74,054	2,180
E*Trade Financial Corp (a)(b)	6,286	22
Goldman Sachs Group Inc/The	5,899	1,269
JPMorgan Chase & Co	49,827	2,175
Lehman Brothers Holdings Inc	7,862	514
Merrill Lynch & Co Inc	12,698	682
Morgan Stanley	15,742	836

		8,184

Finance — Mortgage Loan/Banker (0.51%)
Countrywide Financial Corp (a)	8,584	77
Fannie Mae	14,510	580
Freddie Mac	9,813	334

		991

Finance — Other Services (0.56%)
CME Group Inc	812	557
IntercontinentalExchange Inc (b)	1,032	199
NYSE Euronext	3,931	345

		1,101

Financial Guarantee Insurance (0.05%)
AMBAC Financial Group Inc (a)	1,506	39
MBIA Inc (a)	1,863	35
MGIC Investment Corp (a)	1,213	27

		101

Food — Confectionery (0.15%)
Hershey Co/The (a)	2,492	98
WM Wrigley Jr Co	3,231	189

		287

Food — Dairy Products (0.03%)
Dean Foods Co	1,952	51

Food — Meat Products (0.03%)
Tyson Foods Inc	4,062	62

Food — Miscellaneous/Diversified (1.02%)
Campbell Soup Co	3,300	118
ConAgra Foods Inc	7,228	172
General Mills Inc	5,009	285
HJ Heinz Co	4,701	219
Kellogg Co	3,915	205
Kraft Foods Inc	22,951	749
McCormick & Co Inc/MD	1,895	72
Sara Lee Corp	10,742	173

		1,993

Food — Retail (0.30%)
Kroger Co/The	10,104	270
Safeway Inc	6,562	225
Whole Foods Market Inc	2,067	84

		579

Food — Wholesale & Distribution (0.20%)
SUPERVALU Inc	3,136	118
SYSCO Corp	9,021	281

		399

Forestry (0.18%)
Plum Creek Timber Co Inc (a)	2,555	118
Weyerhaeuser Co	3,108	229

		347

Gas — Distribution (0.18%)
Nicor Inc	669	28
NiSource Inc	4,067	77
Sempra Energy	3,878	240

		345

See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Gold Mining (0.17%)
Newmont Mining Corp	6,703	$327

Health Care Cost Containment (0.14%)
McKesson Corp	4,293	281

Home Decoration Products (0.05%)
Newell Rubbermaid Inc	4,143	107

Hotels & Motels (0.18%)
Marriott International Inc/DE	4,637	159
Starwood Hotels & Resorts Worldwide Inc (b)	2,954	130
Wyndham Worldwide Corp (a)	2,639	62

		351

Human Resources (0.06%)
Monster Worldwide Inc (a)(b)	1,898	61
Robert Half International Inc	2,389	65

		126

Independent Power Producer (0.03%)
Dynegy Inc (b)	7,354	53

Industrial Automation & Robots (0.08%)
Rockwell Automation Inc/DE	2,214	153

Industrial Gases (0.37%)
Air Products & Chemicals Inc	3,195	315
Praxair Inc	4,686	416

		731

Instruments — Scientific (0.31%)
Applera Corp — Applied Biosystems Group	2,495	84
PerkinElmer Inc	1,758	46
Thermo Fisher Scientific Inc (b)	6,259	361
Waters Corp (b)	1,490	118

		609

Insurance Brokers (0.21%)
AON Corp	4,355	208
Marsh & McLennan Cos Inc	7,716	204

		412

Internet Infrastructure Software (0.04%)
Akamai Technologies Inc (a)(b)	2,465	85

Internet Security (0.17%)
Symantec Corp (a)(b)	12,865	208
VeriSign Inc (a)(b)	3,278	123

		331

Investment Companies (0.05%)
American Capital Strategies Ltd (a)	2,844	94

Investment Management & Advisory Services (0.50%)
Ameriprise Financial Inc	3,440	190
Federated Investors Inc	1,283	53
Franklin Resources Inc	2,399	274
Janus Capital Group Inc (a)	2,276	75
Legg Mason Inc	1,992	146
T Rowe Price Group Inc	3,917	238

		976

Leisure & Recreation Products (0.01%)
Brunswick Corp/DE (a)	1,304	22

Life & Health Insurance (0.89%)
Aflac Inc	7,236	453
Cigna Corp	4,141	222
Lincoln National Corp	3,994	233
Prudential Financial Inc	6,734	627
Torchmark Corp	1,367	83
Unum Group	5,352	127

		1,745

Linen Supply & Related Items (0.03%)
Cintas Corp	2,003	67

Machinery — Construction & Mining (0.40%)
Caterpillar Inc	9,434	684
Terex Corp (b)	1,522	100

		784

Machinery — Farm (0.31%)
Deere & Co	6,583	613

Machinery — General Industry (0.05%)
Manitowoc Co Inc/The	1,926	94

Medical — Biomedical/Gene (0.83%)
Amgen Inc (b)	16,134	749
Biogen Idec Inc (b)	4,352	248
Celgene Corp (b)	5,724	264
Genzyme Corp (b)	3,945	294
Millipore Corp (a)(b)	810	59

		1,614

Medical — Drugs (4.63%)
Abbott Laboratories	22,922	1,287
Allergan me/United States	4,554	292
Bristol-Myers Squibb Co	29,349	778
Eli Lilly & Co	14,639	782
Forest Laboratories Inc (b)	4,626	169
King Pharmaceuticals Inc (b)	3,626	37
Merck & Co Inc	32,286	1,876
Pfizer Inc	101,311	2,303
Schering-Plough Corp	24,026	640
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Drugs (continued)
Wyeth	19,864	$878

		9,042

Medical — Generic Drugs (0.10%)
Barr Pharmaceuticals Inc (b)	1,598	85
Mylan Inc (a)	4,486	63
Watson Pharmaceuticals Inc (b)	1,537	42

		190

Medical — HMO (1.34%)
Aetna Inc	7,423	429
Coventry Health Care Inc (b)	2,297	136
Humana Inc (b)	2,513	189
UnitedHealth Group Inc	19,167	1,116
WellPoint Inc (b)	8,475	743

		2,613

Medical — Hospitals (0.02%)
Tenet Healthcare Corp (a)(b)	7,033	36

Medical — Wholesale Drug Distribution (0.22%)
AmerisourceBergen Corp	2,491	112
Cardinal Health Inc	5,363	310

		422

Medical Information Systems (0.03%)
IMS Health Inc	2,878	66

Medical Instruments (0.65%)
Boston Scientific Corp (b)	19,902	232
Medtronic Inc	16,772	843
St Jude Medical Inc (b)	5,078	206

		1,281

Medical Laboratory & Testing Service (0.13%)
Laboratory Corp of America Holdings (b)	1,709	129
Quest Diagnostics Inc	2,326	123

		252

Medical Products (2.35%)
Baxter International Inc	9,406	546
Becton Dickinson & Co	3,618	302
Covidien Ltd	7,386	327
Johnson & Johnson	42,450	2,832
Stryker Corp (b)	3,532	264
Varian Medical Systems Inc (b)	1,856	97
Zimmer Holdings Inc (b)	3,482	230

		4,598

Metal — Aluminum (0.23%)
Alcoa Inc	12,581	460

Metal — Diversified (0.30%)
Freeport-McMoRan Copper & Gold Inc	5,665	580
Metal Processors & Fabrication (0.15%)
Precision Castparts Corp	2,049	284

Motorcycle/Motor Scooter (0.09%)
Harley-Davidson Inc	3,582	167

Multi-Line Insurance (2.48%)
ACE Ltd	4,889	302
Allstate Corp/The	8,466	442
American International Group Inc	37,622	2,193
Assurant Inc	1,417	95
Cincinnati Financial Corp	2,462	97
Genworth Financial Inc	6,507	166
Hartford Financial Services Group Inc	4,655	406
Loews Corp	6,520	328
MetLife Inc	10,986	677
XL Capital Ltd	2,644	133

		4,839

Multimedia (1.65%)
EW Scripps Co (a)	1,329	60
McGraw-Hill Cos Inc/The	4,880	214
Meredith Corp	563	31
News Corp	34,314	703
Time Warner Inc	53,618	885
Viacom Inc (b)	9,734	428
Walt Disney Co/The	28,236	911

		3,232

Networking Products (1.38%)
Cisco Systems Inc (b)	89,995	2,436
Juniper Networks Inc (b)	7,737	257

		2,693

Non-Ferrous Metals (0.02%)
Titanium Metals Corp (a)	1,299	34

Non-Hazardous Waste Disposal (0.15%)
Allied Waste Industries Inc (a)(b)	4,295	47
Waste Management Inc	7,541	247

		294

Office Automation & Equipment (0.18%)
Pitney Bowes Inc	3,217	122
Xerox Corp	13,713	222

		344

Office Supplies & Forms (0.04%)
Avery Dennison Corp	1,579	84

Oil — Field Services (1.68%)
Baker Hughes Inc	4,720	383
BJ Services Co	4,344	105
Halliburton Co	13,071	496
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil — Field Services (continued)
Schlumberger Ltd	17,739	$1,745
Smith International Inc	2,971	219
Weatherford International Ltd (a)(b)	5,003	343

		3,291

Oil & Gas Drilling (0.62%)
ENSCO International Inc (a)	2,149	128
Nabors Industries Ltd (a)(b)	4,201	115
Noble Corp	3,976	225
Rowan Cos Inc (a)	1,651	65
Transocean Inc	4,717	675

		1,208

Oil Company — Exploration & Production (1.94%)
Anadarko Petroleum Corp	6,918	454
Apache Corp	4,912	528
Chesapeake Energy Corp	6,738	264
Devon Energy Corp	6,600	587
EOG Resources Inc	3,649	326
Noble Energy Inc	2,546	203
Occidental Petroleum Corp	12,291	946
Range Resources Corp	2,213	114
XTO Energy Inc	7,173	368

		3,790

Oil Company — Integrated (7.11%)
Chevron Corp	31,320	2,923
ConocoPhillips	23,727	2,095
Exxon Mobil Corp	81,045	7,593
Hess Corp	4,123	416
Marathon Oil Corp	10,536	641
Murphy Oil Corp	2,791	237

		13,905

Oil Field Machinery & Equipment (0.20%)
National Oilwell Varco Inc (b)	5,291	389

Oil Refining & Marketing (0.41%)
Sunoco Inc	1,744	126
Tesoro Corp	2,032	97
Valero Energy Corp	8,165	572

		795

Paper & Related Products (0.15%)
International Paper Co	6,351	205
MeadWestvaco Corp	2,740	86

		291

Pharmacy Services (0.35%)
Express Scripts Inc (b)	3,739	273
Medco Health Solutions Inc (b)	3,967	402

		675

Photo Equipment & Supplies (0.05%)
Eastman Kodak Co (a)	4,272	93
Pipelines (0.45%)
El Paso Corp	10,391	179
Questar Corp	2,562	139
Spectra Energy Corp	9,379	242
Williams Cos Inc	8,804	315

		875

Printing — Commercial (0.06%)
RR Donnelley & Sons Co	3,183	120

Property & Casualty Insurance (0.56%)
Chubb Corp	5,693	311
Progressive Corp/The (a)	10,355	198
Safeco Corp	1,403	78
Travelers Cos Inc/The	9,567	515

		1,102

Publicly Traded Investment Fund (0.18%)
iShares S&P500 Index Fund/US (a)	2,440	358
Publishing — Newspapers (0.12%)
Gannett Co Inc	3,444	134
New York Times Co/The (a)	2,134	38
Washington Post Co/The	86	68

		240

Quarrying (0.06%)
Vulcan Materials Co (a)	1,605	127

Real Estate Management & Services (0.03%)
CB Richard Ellis Group Inc (a)(b)	2,936	63

Regional Banks (3.97%)
Bank of America Corp	65,836	2,716
Capital One Financial Corp	5,797	274
Comerica Inc	2,240	98
Fifth Third Bancorp	7,901	199
Huntington Bancshares Inc/OH	5,428	80
Keycorp	5,767	135
National City Corp (a)	9,399	155
PNC Financial Services Group Inc	5,185	340
SunTrust Banks Inc	5,181	324
US Bancorp	25,613	813
Wachovia Corp	29,303	1,114
Wells Fargo & Co	50,054	1,511

		7,759

REITS — Apartments (0.16%)
Apartment Investment & Management Co	1,418	49
AvalonBay Communities Inc	1,168	110
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Apartments (continued)
Equity Residential	4,021	$147

		306

REITS — Diversified (0.09%)
Vornado Realty Trust	1,988	175

REITS — Hotels (0.07%)
Host Hotels & Resorts Inc	7,749	132

REITS — Office Property (0.08%)
Boston Properties Inc	1,769	162

REITS — Regional Malls (0.22%)
General Growth Properties Inc (a)	3,617	149
Simon Property Group Inc	3,308	287

		436

REITS — Shopping Centers (0.11%)
Developers Diversified Realty Corp	1,822	70
Kimco Realty Corp	3,749	136

		206

REITS — Storage (0.07%)
Public Storage	1,847	136

REITS — Warehouse & Industrial (0.12%)
Prologis	3,820	242

Retail — Apparel & Shoe (0.36%)
Abercrombie & Fitch Co	1,278	102
Coach Inc (b)	5,461	167
Gap Inc/The	6,909	147
Jones Apparel Group Inc (a)	1,265	20
Liz Claiborne Inc (a)	1,476	30
Ltd Brands Inc	4,610	87
Nordstrom Inc	2,789	103
Polo Ralph Lauren Corp	873	54

		710

Retail — Auto Parts (0.04%)
Autozone Inc (b)	655	79

Retail — Automobile (0.02%)
AutoNation Inc (a)(b)	2,047	32

Retail — Bedding (0.06%)
Bed Bath & Beyond Inc (b)	3,928	115

Retail — Building Products (0.60%)
Home Depot Inc	25,033	674
Lowe’s Cos Inc	21,696	491

		1,165

Retail — Computer Equipment (0.07%)
GameStop Corp (b)	2,359	147

Retail — Consumer Electronics (0.16%)

Best Buy Co Inc	5,206	274
Circuit City Stores Inc	2,500	10
RadioShack Corp (a)	1,944	33

		317

Retail — Discount (1.52%)
Big Lots Inc (a)(b)	1,341	22
Costco Wholesale Corp	6,439	449
Family Dollar Stores Inc (a)	2,084	40
Target Corp	12,324	616
TJX Cos Inc	6,483	186
Wal-Mart Stores Inc	35,049	1,666

		2,979

Retail — Drug Store (0.73%)
CVS Caremark Corp	21,908	871
Walgreen Co	14,709	560

		1,431

Retail — Jewelry (0.05%)
Tiffany & Co	2,012	93

Retail — Major Department Store (0.13%)
JC Penney Co Inc	3,289	145
Sears Holdings Corp (a)(b)	1,082	110

		255

Retail — Office Supplies (0.16%)
Office Depot Inc (b)	4,049	56
OfficeMax Inc	1,118	23
Staples Inc	10,489	242

		321

Retail — Regional Department Store (0.20%)
Dillard’s Inc	847	16
Kohl’s Corp (b)	4,653	213
Macy’s Inc	6,423	166

		395

Retail — Restaurants (0.84%)
Darden Restaurants Inc	2,105	58
McDonald’s Corp	17,545	1,034
Starbucks Corp (b)	10,834	222
Wendy’s International Inc	1,296	33
Yum! Brands Inc	7,545	289

		1,636

Rubber — Tires (0.05%)
Goodyear Tire & Rubber Co/The (a)(b)	3,558	100

Savings & Loans — Thrifts (0.18%)
Hudson City Bancorp Inc	7,720	116
See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Savings & Loans — Thrifts (continued)
Sovereign Bancorp Inc (a)	5,346	$61
Washington Mutual Inc (a)	12,886	175

		352

Schools (0.07%)
Apollo Group Inc (b)	2,029	142

Semiconductor Component — Integrated Circuits (0.13%)
Analog Devices Inc	4,500	143
Linear Technology Corp	3,315	105

		248

Semiconductor Equipment (0.29%)
Applied Materials Inc	20,442	363
Kla-Tencor Corp	2,702	130
Novellus Systems Inc (b)	1,723	47
Teradyne Inc (b)	2,576	27

		567

Steel — Producers (0.24%)
Nucor Corp	4,271	253
United States Steel Corp	1,752	212

		465

Steel — Specialty (0.07%)
Allegheny Technologies Inc	1,517	131

Telecommunication Equipment (0.02%)
Tellabs Inc (b)	6,514	43

Telecommunication Equipment — Fiber Optics (0.33%)
Ciena Corp (a)(b)	1,275	44
Corning Inc	23,375	561
JDS Uniphase Corp (a)(b)	3,256	43

		648

Telecommunication Services (0.06%)
Embarq Corp	2,267	112

Telephone — Integrated (3.35%)
AT&T Inc	89,962	3,739
CenturyTel Inc	1,637	68
Citizens Communications Co	4,862	62
Qwest Communications International Inc (a)(b)	23,292	163
Sprint Nextel Corp	42,188	554
Verizon Communications Inc	42,874	1,873
Windstream Corp	7,077	92

		6,551

Television (0.14%)
CBS Corp	10,162	277

Therapeutics (0.32%)
Gilead Sciences Inc (b)	13,807	635

Tobacco (1.36%)
Altria Group Inc	31,244	2,362
Reynolds American Inc	2,538	167
USTInc	2,324	127

		2,656

Tools — Hand Held (0.08%)
Black & Decker Corp	928	65
Snap-On Inc	855	41
Stanley Works/The	1,219	59

		165

Toys (0.08%)
Hasbro Inc	2,182	56
Mattel Inc	5,442	103

		159

Transport — Rail (0.73%)
Burlington Northern Santa Fe Corp	4,421	368
CSX Corp	6,236	274
Norfolk Southern Corp	5,744	290
Union Pacific Corp	3,896	489

		1,421

Transport — Services (0.94%)
CH Robinson Worldwide Inc	2,518	136
Expediters International Washington Inc	3,161	141
FedEx Corp	4,588	409
Ryder System Inc	861	41
United Parcel Service Inc	15,588	1,103

		1,830

Web Portals (1.45%)
Google Inc (b)	3,434	2,375
Yahoo! Inc (a)(b)	19,824	461

		2,836

Wireless Equipment (0.90%)
American Tower Corp (b)	6,004	256
Motorola Inc	33,885	544
Qualcomm Inc	24,275	955

		1,755

TOTAL COMMON STOCKS		$190,967

See accompanying notes

Schedule of Investments
LargeCap Stock Index Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (4.41%)
Commercial Paper (2.26%)
Investment in Joint Trading Account; General Electric Capital 4.00%, I/ 2/2008	$4,422	$4,422
Money Market Funds (2.15%)
BNY Institutional Cash Reserve Fund (d)	4,203	4,203

TOTAL SHORT TERM INVESTMENTS		$8,625

REPURCHASE AGREEMENTS (0.60%)

Finance — Investment Banker & Broker (0.60%)

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,191,000; 0.00% - 6.50%; dated 01/15/08 -06/09/33) (d)	$1,178	$1,178

TOTAL REPURCHASE AGREEMENTS		$1,178

Total Investments		$200,770
Liabilities in Excess of Other Assets, Net — (2.70)%		(5,281)

TOTAL NET ASSETS - 100.00%		$195,489

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,501 or 0.77% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$52,562
Unrealized Depreciation	(16,460)

Net Unrealized Appreciation (Depreciation)	36,102
Cost for federal income tax purposes	164,668
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
S&P500; March 2008	12	$4,389	$4,432	$43
All dollar amounts are shown in thousands (000 ‘s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	22.04%
Consumer, Non-cyclical	20.03%
Energy	12.63%
Industrial	11.55%
Technology	11.53%
Communications	11.04%
Consumer, Cyclical	6.94%
Utilities	3.46%
Basic Materials	3.24%
Funds	0.18%
Diversified	0.06%
Liabilities in Excess of Other Assets, Net	(2.70%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.27%
See accompanying notes

Schedule of Investments
LargeCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.74%)
Advertising Agencies (0.20%)
Interpublic Group of Cos Inc (a)(b)	54,400	$441

Aerospace & Defense (1.13%)
Boeing Co	11,100	971
Northrop Grumman Corp	19,400	1,525

		2,496

Applications Software (0.20%)
Microsoft Corp	12,200	434

Auto — Car & Light Trucks (0.66%)
General Motors Corp (a)	58,400	1,454

Auto — Medium & Heavy Duty Trucks (0.46%)
Paccar Inc	18,600	1,013

Auto/Truck Parts & Equipment — Original (1.32%)
Autoliv Inc	15,100	796
BorgWarner Inc	20,800	1,007
Lear Corp (a)(b)	5,125	142
Magna International Inc	12,100	973

		2,918

Beverages — Non-Alcoholic (0.13%)
Coca-Cola Co/The	4,700	288

Brewery (0.21%)
Molson Coors Brewing Co	9,000	465

Building — Residential & Commercial (0.69%)
Centex Corp (a)	20,600	520
KB Home (a)	20,900	451
Pulte Homes Inc	52,700	556

		1,527

Cellular Telecommunications (0.65%)
Vodafone Group PLC ADR	38,900	1,452

Chemicals — Diversified (1.47%)
Dow Chemical Co/The	32,600	1,285
El Du Pont de Nemours & Co	44,600	1,967

		3,252

Chemicals — Specialty (0.66%)
Ashland Inc	14,700	697
Lubrizol Corp	14,000	758

		1,455

Commercial Banks (0.46%)
Deutsche Bank AG (a)	7,900	1,022

Computer Services (0.19%)
Electronic Data Systems Corp	19,800	410

Computers (1.01%)
Dell Inc (b)	29,600	726
International Business Machines Corp	14,100	1,524

		2,250

Computers — Peripheral Equipment (0.27%)
Lexmark International Inc (a)(b)	17,100	596

Containers — Metal & Glass (0.87%)
Ball Corp	11,500	517
Owens-Illinois Inc (b)	28,700	1,421

		1,938

Containers — Paper & Plastic (0.39%)
Sonoco Products Co	26,200	856

Cosmetics & Toiletries (2.45%)
Procter & Gamble Co	74,100	5,440

Distribution & Wholesale (0.12%)
Tech Data Corp (b)	7,250	274

Diversified Manufacturing Operations (6.02%)
Eaton Corp	15,950	1,546
General Electric Co	237,300	8,797
Ingersoll-Rand Co Ltd	31,600	1,468
SPX Corp	11,500	1,183
Tyco International Ltd	8,750	347

		13,341

Electric — Integrated (1.56%)
CMS Energy Corp (a)	4,500	78
Constellation Energy Group Inc	18,500	1,897
Entergy Corp	12,050	1,440
Wisconsin Energy Corp	1,040	51

		3,466

Electronic Components — Miscellaneous (0.90%)
Flextronics International Ltd (b)	128,910	1,555
Sanmina-SCI Corp (b)	67,100	122
Tyco Electronics Ltd	8,750	325

		2,002

Electronic Parts Distribution (0.97%)
Arrow Electronics Inc (b)	28,300	1,112
Avnet Inc (b)	29,400	1,028

		2,140

Finance — Commercial (0.41%)
CIT Group Inc	37,400	899

Finance — Credit Card (0.20%)
Discover Financial Services	29,500	445
See accompanying notes

Schedule of Investments
LargeCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance — Investment Banker & Broker (6.63%)
Citigroup Inc	163,400	$4,811
Goldman Sachs Group Inc/The	2,300	495
JPMorgan Chase & Co	130,200	5,683
Merrill Lynch & Co Inc	22,300	1,197
Morgan Stanley	47,400	2,517

		14,703

Finance — Mortgage Loan/Banker (1.22%)
Fannie Mae	43,600	1,743
Freddie Mac	28,000	954

		2,697

Financial Guarantee Insurance (0.39%)
AMBAC Financial Group Inc (a)	20,900	539
MBIA Inc (a)	17,900	333

		872

Food — Meat Products (0.35%)
Tyson Foods Inc	50,400	773

Food — Miscellaneous/Diversified (1.99%)
ConAgra Foods Inc	33,800	804
General Mills Inc	15,600	890
Kellogg Co	18,600	975
Kraft Foods Inc	14,400	470
Sara Lee Corp	79,400	1,275

		4,414

Food — Retail (1.09%)
Kroger Co/The	37,500	1,002
Safeway Inc	41,100	1,406

		2,408

Food — Wholesale & Distribution (0.60%)
SUPERVALU Inc	35,500	1,332

Health Care Cost Containment (0.63%)
McKesson Corp	21,200	1,389

Home Decoration Products (0.14%)
Newell Rubbermaid Inc	12,100	313

Insurance Brokers (0.70%)
AON Corp	32,500	1,550

Leisure & Recreation Products (0.15%)
Brunswick Corp/DE (a)	19,900	339

Life & Health Insurance (0.86%)
Torchmark Corp	10,200	617
Unum Group	54,300	1,292

		1,909

Machinery — Construction & Mining (0.68%)
Caterpillar Inc	14,700	1,066
Terex Corp (b)	6,600	$433

		1,499

Medical — Drugs (4.61%)
Eli Lilly & Co	26,300	1,404
Merck & Co Inc	47,600	2,766
Pfizer Inc	266,200	6,051

		10,221

Medical — Wholesale Drug Distribution (0.27%)
AmerisourceBergen Corp	13,300	597

Medical Products (1.20%)
Covidien Ltd	8,750	387
Johnson & Johnson	34,000	2,268

		2,655

Metal — Aluminum (0.85%)
Alcoa Inc	51,300	1,875

Multi-Line Insurance (6.65%)
ACE Ltd	26,900	1,662
Allstate Corp/The	38,600	2,016
American International Group Inc	81,100	4,728
Genworth Financial Inc	59,700	1,519
Hartford Financial Services Group Inc	19,500	1,700
MetLife Inc	29,600	1,824
Old Republic International Corp	46,600	718
XL Capital Ltd	11,400	574

		14,741

Multimedia (1.40%)
Time Warner Inc	82,800	1,367
Viacom Inc (b)	33,000	1,449
Walt Disney Co/The	8,800	284

		3,100

Non-Hazardous Waste Disposal (0.44%)
Allied Waste Industries Inc (b)	89,500	986

Office Automation & Equipment (0.46%)
Pitney Bowes Inc	27,000	1,027

Oil Company — Exploration & Production (0.22%)
Occidental Petroleum Corp	6,400	493

Oil Company — Integrated (14.84%)
BP PLC ADR	17,200	1,259
Chevron Corp	80,000	7,466
ConocoPhillips	65,000	5,739
Exxon Mobil Corp	144,000	13,491
Marathon Oil Corp	42,000	2,556
Royal Dutch Shell PLC — A shares ADR	13,500	1,137
See accompanying notes

Schedule of Investments
LargeCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Oil Company — Integrated (continued)
Total SA ADR	15,200	$1,256

		32,904

Paper & Related Products (0.47%)
International Paper Co	20,900	677
Smurfit-Stone Container Corp (b)	34,200	361

		1,038

Property & Casualty Insurance (1.59%)
Chubb Corp	10,850	592
Fidelity National Financial Inc	25,300	370
Safeco Corp	6,700	373
Travelers Cos Inc/The	40,600	2,184

		3,519

Publishing — Newspapers (0.68%)
Gannett Co Inc	38,600	1,505

Publishing — Periodicals (0.30%)
Idearc Inc	37,900	666

Regional Banks (6.43%)
Bank of America Corp	157,000	6,478
Comerica Inc	22,600	984
Fifth Third Bancorp	22,875	575
Keycorp	30,600	717
National City Corp (a)	30,900	509
SunTrust Banks Inc	9,975	623
US Bancorp	48,800	1,549
Wachovia Corp	30,000	1,141
Wells Fargo & Co	55,500	1,675

		14,251

Reinsurance (0.68%)
Everest Re Group Ltd	5,400	542
PartnerRe Ltd (a)	4,700	388
RenaissanceRe Holdings Ltd	9,500	572

		1,502

Rental — Auto & Equipment (0.16%)
Avis Budget Group Inc (b)	27,600	359

Retail — Apparel & Shoe (1.03%)
Gap Inc/The	68,200	1,451
Jones Apparel Group Inc (a)	48,000	768
Ltd Brands Inc	3,470	66

		2,285

Retail — Building Products (0.69%)
Home Depot Inc	57,000	1,536

Retail — Discount (0.51%)
Family Dollar Stores Inc (a)	34,100	656
Wal-Mart Stores Inc	10,000	$475

		1,131

Retail — Office Supplies (0.38%)
Office Depot Inc (b)	61,000	849

Retail — Regional Department Store (0.63%)
Dillard’s Inc	7,400	139
Macy’s Inc	48,500	1,255

		1,394

Retail — Restaurants (1.41%)
McDonald’s Corp	53,000	3,122

Savings & Loans — Thrifts (0.24%)
Washington Mutual Inc (a)	39,900	543

Steel — Producers (0.80%)
ArcelorMittal (a)	23,000	1,779

Telephone — Integrated (7.17%)
AT&T Inc	211,500	8,790
Sprint Nextel Corp	164,400	2,159
Verizon Communications Inc	113,400	4,954

		15,903

Television (0.62%)
CBS Corp	50,800	1,384

Tobacco (1.74%)
Altria Group Inc	50,900	3,847

Tools — Hand Held (0.35%)
Black & Decker Corp	11,300	787

Toys (0.17%)
Mattel Inc	20,300	387

Wireless Equipment (0.72%)
Nokia OYJ ADR	41,500	1,594

TOTAL COMMON STOCKS		$214,452

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (2.25%)
Money Market Funds (2.25%)
BNY Institutional Cash Reserve Fund (c)	$5,000	$5,000

TOTAL SHORT TERM INVESTMENTS		$5,000

See accompanying notes

Schedule of Investments
LargeCap Value Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (1.85%)
Finance — Investment Banker & Broker (1.85%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,000; 5.38% -5.50%; dated 03/15/11 -05/18/16) (c)	$3	$3
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $4,147,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)	4,102	4,101

		4,104

TOTAL REPURCHASE AGREEMENTS		$4,104

Total Investments		$223,556
Liabilities in Excess of Other Assets, Net — (0.84)%		(1,872)

TOTAL NET ASSETS - 100.00%		$221,684

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$37,758
Unrealized Depreciation	(23,269)

Net Unrealized Appreciation (Depreciation)	14,489
Cost for federal income tax purposes	209,067
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	30.57%
Consumer, Non-cyclical	15.42%
Energy	15.06%
Industrial	11.75%
Communications	11.75%
Consumer, Cyclical	8.36%
Basic Materials	4.24%
Technology	2.13%
Utilities	1.56%
Liabilities in Excess of Other Assets, Net	(0.84%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
MidCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (97.27%)
Advertising Sales (1.01%)
Lamar Advertising Co (a)	99,027	$4,760

Aerospace & Defense Equipment (1.22%)
Alliant Techsystems Inc (a)(b)	50,765	5,775

Applications Software (1.23%)
Intuit Inc (a)(b)	183,677	5,806

Broadcasting Services & Programming (5.90%)
Discovery Holding Co (b)	396,940	9,979
Liberty Global Inc — A Shares (a)(b)	80,646	3,161
Liberty Global Inc — B Shares (a)(b)	162,099	5,931
Liberty Media Corp — Capital Series A (b)	75,468	8,791

		27,862

Building & Construction Products — Miscellaneous (0.19%)
USG Corp (a)(b)	24,774	887

Building Products — Cement & Aggregate (1.06%)
Cemex SAB de CV ADR (a)(b)	193,255	4,996

Cable TV (2.71%)
Comcast Corp (a)(b)	303,785	5,505
EchoStar Communications Corp (b)	193,594	7,302

		12,807

Casino Services (0.91%)
International Game Technology	97,416	4,280

Commercial Banks (0.02%)
TCF Financial Corp	6,340	114

Commercial Services (2.32%)
ChoicePoint Inc (a)(b)	79,065	2,879
Iron Mountain Inc (a)(b)	218,550	8,091

		10,970

Commercial Services — Finance (1.45%)
Western Union Co/The (b)	281,832	6,843

Consulting Services (0.92%)
SAIC Inc (a)(b)	216,038	4,347

Data Processing & Management (2.69%)
Automatic Data Processing Inc	89,881	4,002
Broadridge Financial Solutions Inc	45,048	1,010
Fidelity National Information Services	104,411	4,343
Paychex Inc	65,951	2,389
SEI Investments Co	29,907	962

		12,706

Dental Supplies & Equipment (1.63%)
Dentsply International Inc	171,224	7,709

Distribution & Wholesale (0.22%)
Fastenal Co (a)	25,227	1,020

Diversified Manufacturing Operations (1.06%)
Dover Corp	67,009	3,088
Tyco International Ltd	48,872	1,938

		5,026

Diversified Operations (1.53%)
Onex Corp (b)	203,796	7,225

E-Commerce — Services (0.70%)
Liberty Media Corp — Interactive (b)	173,974	3,319

Electric — Generation (1.39%)
AES Corp/The (b)	307,060	6,568

Electric — Integrated (1.11%)
Ameren Corp (a)	60,996	3,307
SCANA Corp	46,036	1,940

		5,247

Electronic Components — Miscellaneous (1.17%)
Gentex Corp	311,377	5,533

Electronic Components — Semiconductors (0.22%)
Microchip Technology Inc (a)	32,838	1,032

Energy — Alternate Sources (2.37%)
Covanta Holding Corp (a)(b)	404,896	11,199

Finance — Credit Card (0.63%)
American Express Co	56,899	2,960

Food — Wholesale & Distribution (1.59%)
SYSCO Corp	240,094	7,493

Forestry (1.25%)
Weyerhaeuser Co (a)	79,823	5,886

Gold Mining (1.81%)
Newmont Mining Corp	175,166	8,553

Independent Power Producer (0.00%)
Dynegy Inc (b)	3	—

Insurance Brokers (2.29%)
AON Corp	96,244	4,590
Brown & Brown Inc	136,167	3,200
Marsh & McLennan Cos Inc	114,546	3,032

		10,822

See accompanying notes

Schedule of Investments
MidCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Investment Companies (0.33%)
RHJ International (b)	97,582	$1,547

Investment Management & Advisory Services (1.21%)
Legg Mason Inc	78,419	5,736

		5,736

Life & Health Insurance (2.03%)
Aflac Inc	153,512	9,614

Linen Supply & Related Items (2.64%)
Cintas Corp	370,426	12,454

Machinery — Print Trade (0.91%)
Zebra Technologies Corp (b)	123,485	4,285

Medical — Drugs (0.99%)
Valeant Pharmaceuticals International (a)(b)	391,843	4,690

Medical — HMO (2.19%)
Coventry Health Care Inc (b)	174,472	10,338

Medical — Outpatient & Home Medical Care (1.35%)
Lincare Holdings Inc (a)(b)	181,906	6,396

Medical Instruments (1.74%)
St Jude Medical Inc (b)	202,424	8,227

Medical Laboratory & Testing Service (2.19%)
Laboratory Corp of America Holdings (a)(b)	136,756	10,329

Medical Products (1.07%)
Covidien Ltd	114,481	5,070

Multi-Line Insurance (2.52%)
Loews Corp	236,566	11,909

Office Automation & Equipment (0.57%)
Pitney Bowes Inc	71,380	2,715

Oil — Field Services (1.76%)
Weatherford International Ltd (a)(b)	121,534	8,337

Oil & Gas Drilling (1.14%)
Nabors Industries Ltd (a)(b)	196,872	5,392

Oil Company — Exploration & Production (5.68%)
Cimarex Energy Co	173,535	7,380
Encore Acquisition Co (a)(b)	211,440	7,056
EOG Resources Inc	39,858	3,557
Rosetta Resources Inc (a)(b)	146,891	2,913
XTO Energy Inc	115,692	5,942

		26,848

Pipelines (7.06%)
Equitable Resources Inc	168,981	9,003
National Fuel Gas Co	47,272	2,207
Questar Corp	152,358	8,242
Spectra Energy Corp	253,976	6,558
Williams Cos Inc	205,802	7,364

		33,374

Precious Metals (0.58%)
Franco-Nevada Corp (b)	178,738	2,744

Property & Casualty Insurance (4.39%)
Fidelity National Financial Inc	184,529	2,696
Markel Corp (a)(b)	16,989	8,343
Mercury General Corp	116,317	5,794
White Mountains Insurance Group Ltd	7,641	3,928

		20,761

Publishing — Newspapers (1.66%)
Washington Post Co/The	9,918	7,849

Real Estate Operator & Developer (3.97%)
Brookfield Asset Management Inc (a)	339,798	12,120
Forest City Enterprises Inc	149,024	6,623

		18,743

Reinsurance (1.59%)
Everest Re Group Ltd (a)	74,942	7,524

Retail — Auto Parts (2.32%)
Autozone Inc (b)	15,784	1,893
O’Reilly Automotive Inc (a)(b)	280,429	9,094

		10,987

Retail — Automobile (0.72%)
Carmax Inc (a)(b)	172,342	3,404

Retail — Discount (1.20%)
TJX Cos Inc	197,227	5,666

Retail — Restaurants (0.77%)
Yum! Brands Inc	95,586	3,658

Telephone — Integrated (1.42%)
Telephone & Data Systems Inc	116,357	6,702

Textile — Home Furnishings (0.86%)
Mohawk Industries Inc (a)(b)	54,753	4,074

Transport — Truck (0.32%)
Heartland Express Inc (a)	107,809	1,529

Wireless Equipment (1.49%)
American Tower Corp (b)	164,735	7,018

TOTAL COMMON STOCKS		$459,665

See accompanying notes

Schedule of Investments
MidCap Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
SHORT TERM INVESTMENTS (12.95%)
Commercial Paper (2.58%)
Investment in Joint Trading Account; General Electric Capital
4.00%, I/ 2/2008	$12,211	$12,211

Money Market Funds (10.37%)
BNY Institutional Cash Reserve Fund (c)	49,000	49,000

TOTAL SHORT TERM INVESTMENTS		$61,211

REPURCHASE AGREEMENTS (1.98%)
Finance — Investment Banker & Broker (1.98%)
Merrill Lynch Repurchase Agreement;
4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $9,478,000; 0.00% -6.50%; dated 01/15/08 — 06/09/33) (c)	$9,376	$9,374

TOTAL REPURCHASE AGREEMENTS		$9,374

Total Investments		$530,250
Liabilities in Excess of Other Assets, Net — (12.20)%		(57,663)

TOTAL NET ASSETS — 100.00%		$472,587

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$99,220
Unrealized Depreciation	(22,307)

Net Unrealized Appreciation (Depreciation)	76,913
Cost for federal income tax purposes	453,337
All dollar amounts are shown in thousands (OOO’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	33.92%
Energy	18.02%
Consumer, Non-cyclical	17.44%
Communications	14.88%
Consumer, Cyclical	9.64%
Industrial	5.93%
Technology	4.71%
Basic Materials	3.63%
Utilities	2.50%
Diversified	1.53%
Liabilities in Excess of Other Assets, Net	(12.20%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
MidCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (99.06%)
Aerospace & Defense (1.04%)
Rockwell Collins Inc	11,500	$828

Aerospace & Defense Equipment (0.75%)
Goodrich Corp	8,500	600

Agricultural Chemicals (0.62%)
Mosaic Co/The (a)	5,250	495

Airlines (0.39%)
Continental Airlines Inc (a)(b)	13,850	308

Applications Software (1.52%)
Citrix Systems Inc (a)	14,050	534
Intuit Inc (a)	14,400	455
Quest Software Inc (a)(b)	12,150	224

		1,213

Auction House & Art Dealer (0.38%)
Sotheby’s	8,000	305

Beverages — Non-Alcoholic (0.27%)
Hansen Natural Corp (a)	4,950	219

Beverages — Wine & Spirits (0.51%)
Brown-Forman Corp	5,450	404

Broadcasting Services & Programming (0.55%)
Discovery Holding Co (a)	17,400	437

Building — Residential & Commercial (0.56%)
NVR Inc (a)(b)	850	445

Cable TV (0.81%)
EchoStar Communications Corp (a)	17,200	649

Casino Hotels (0.71%)
Wynn Resorts Ltd	5,050	566

Casino Services (1.15%)
International Game Technology	20,950	920

Cellular Telecommunications (0.56%)
Millicom International Cellular SA (a)(b)	3,800	448

Chemicals — Specialty (1.22%)
Lubrizol Corp	7,700	417
Terra Industries Inc (a)(b)	11,650	556

		973

Commercial Services — Finance (1.05%)
Equifax Inc	12,900	469
Wright Express Corp (a)	10,500	373

		842

Computer Services (1.51%)
Cognizant Technology Solutions Corp (a)	19,650	667
DST Systems Inc (a)(b)	6,500	536

		1,203

Computers — Integrated Systems (0.58%)
NCR Corp (a)	18,600	467

Computers — Memory Devices (1.37%)
SanDisk Corp (a)	11,250	373
Western Digital Corp (a)(b)	23,850	721

		1,094

Consulting Services (1.36%)
Huron Consulting Group Inc (a)	3,050	246
SAIC Inc (a)	23,650	476
Watson Wyatt Worldwide Inc	7,850	364

		1,086

Containers — Metal & Glass (0.88%)
Owens-Illinois Inc (a)	14,150	700

Containers — Paper & Plastic (0.55%)
Pactiv Corp (a)(b)	16,450	438

Cosmetics & Toiletries (0.27%)
Bare Escentuals Inc (a)(b)	8,800	213

Data Processing & Management (1.50%)
Mastercard Inc	5,550	1,194

Dialysis Centers (0.29%)
DaVita Inc (a)	4,150	234

Disposable Medical Products (1.09%)
CR Bard Inc	9,150	867

Distribution & Wholesale (0.53%)
WW Grainger Inc	4,800	420

Diversified Manufacturing Operations (2.28%)
Cooper Industries Ltd	4,250	225
Eaton Corp	5,300	514
Harsco Corp	8,300	532
Parker Hannifin Corp	7,325	551

		1,822

E-Commerce — Services (0.61%)
priceline.com Inc (a)(b)	4,250	488

Electric — Integrated (1.89%)
Constellation Energy Group Inc	9,950	1,020
Edison International	9,150	489

		1,509

See accompanying notes

Schedule of Investments
MidCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Electronic Components — Miscellaneous (0.54%)
Gentex Corp	24,400	$434

Electronic Components — Semiconductors (3.44%)
Intersil Corp	12,400	304
MEMC Electronic Materials Inc (a)	13,000	1,150
Microchip Technology Inc	14,850	467
Nvidia Corp (a)	24,225	824

		2,745

Electronic Connectors (0.33%)
Thomas & Berts Corp (a)	5,450	267

Electronic Measurement Instruments (0.74%)
Agilent Technologies Inc (a)	16,200	595

Energy — Alternate Sources (0.62%)
First Solar Inc (a)	1,850	494

Engineering — Research & Development Services (3.21%)
EMCOR Group Inc (a)	6,700	159
Fluor Corp	6,150	896
KBR Inc (a)	14,200	551
McDermott International Inc (a)	16,200	956

		2,562

Engines — Internal Combustion (0.93%)
Cummins Inc	5,850	745

Enterprise Software & Services (1.77%)
BMC Software Inc (a)	16,900	602
CAInc	19,750	493
Sybase Inc (a)(b)	12,350	322

		1,417

Fiduciary Banks (0.91%)
Northern Trust Corp	9,450	724

Finance — Investment Banker & Broker (0.67%)
TD Ameritrade Holding Corp (a)(b)	26,850	539

Finance — Other Services (2.70%)
IntercontinentalExchange Inc (a)	5,050	972
MF Global Ltd (a)(b)	13,750	433
Nasdaq Stock Market Inc/The (a)	15,150	750

		2,155

Food — Meat Products (0.50%)
Hormel Foods Corp	9,950	403

Food — Miscellaneous/Diversified (1.33%)
ConAgra Foods Inc	13,000	309
HJ Heinz Co	10,150	474
McCormick & Co Inc/MD	7,350	279

		1,062

Gas — Distribution (0.43%)
Sempra Energy	5,550	343

Home Decoration Products (0.40%)
Newell Rubbermaid Inc	12,500	324

Home Furnishings (0.26%)
Tempur-Pedic International Inc (b)	7,850	204

Hotels & Motels (0.98%)
Choice Hotels International Inc	10,500	348
Starwood Hotels & Resorts Worldwide Inc (a)	9,900	436

		784

Human Resources (0.58%)
Manpower Inc	8,200	467

Independent Power Producer (0.89%)
Mirant Corp (a)(b)	18,200	709

Industrial Audio & Video Products (0.85%)
Dolby Laboratories Inc (a)	13,700	681

Industrial Automation & Robots (0.61%)
Rockwell Automation Inc/DE	7,100	490

Industrial Gases (0.73%)
Airgas Inc	11,150	581

Instruments — Controls (0.80%)
Mettler Toledo International Inc (a)	5,650	643

Internet Infrastructure Software (0.50%)
Akamai Technologies Inc (a)(b)	11,650	403

Internet Security (0.91%)
McAfee Inc (a)	19,450	729

Investment Management & Advisory Services (1.11%)
Eaton Vance Corp (b)	8,050	365
Federated Investors Inc	12,700	523

		888

Life & Health Insurance (0.79%)
Cigna Corp	11,800	634

Machinery — Farm (0.99%)
AGCO Corp (a)(b)	11,600	789

Medical — Biomedical/Gene (0.49%)
Genzyme Corp (a)	5,250	391
See accompanying notes

Schedule of Investments
MidCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Drugs (2.88%)
Cephalon Inc (a)(b)	5,800	$416
Endo Pharmaceuticals Holdings Inc (a)	15,650	417
Forest Laboratories Inc (a)	16,850	614
King Pharmaceuticals Inc (a)(b)	26,900	276
OSI Pharmaceuticals Inc (a)(b)	9,250	449
Viropharma Inc (a)(b)	15,750	125

		2,297

Medical — HMO (1.73%)
Coventry Health Care Inc (a)	10,850	643
Humana Inc (a)	9,850	742

		1,385

Medical — Wholesale Drug Distribution (0.66%)
AmerisourceBergen Corp	11,700	525

Medical Information Systems (0.37%)
Allscripts Healthcare Solutions Inc (a)(b)	15,300	297

Medical Instruments (1.11%)
St Jude Medical Inc (a)	21,800	886

Medical Laboratory & Testing Service (1.25%)
Covance Inc (a)	3,550	308
Laboratory Corp of America Holdings (a)	9,150	691

		999

Medical Products (1.86%)
Henry Schein Inc (a)	12,050	740
Mentor Corp	7,900	309
Zimmer Holdings Inc (a)	6,550	433

		1,482

Metal Processors & Fabrication (1.28%)
Precision Castparts Corp	7,400	1,026

Multi-Line Insurance (0.51%)
HCC Insurance Holdings Inc	14,250	409

Non-Hazardous Waste Disposal (0.41%)
Republic Services Inc	10,575	332

Office Automation & Equipment (0.34%)
Xerox Corp	16,650	270

Oil — Field Services (0.56%)
Global Industries Ltd (a)(b)	20,750	444

Oil & Gas Drilling (2.31%)
ENSCO International Inc (b)	12,500	745
Noble Corp	19,450	1,099

		1,844

Oil Company — Exploration & Production (2.87%)
Chesapeake Energy Corp	18,050	707
Cimarex Energy Co	10,500	447
Noble Energy Inc	8,800	700
Unit Corp (a)	9,450	437

		2,291

Oil Field Machinery & Equipment (1.96%)
FMC Technologies Inc (a)	5,050	286
National Oilwell Varco Inc (a)	17,450	1,282

		1,568

Oil Refining & Marketing (1.19%)
Frontier Oil Corp	5,650	229
Holly Corp	5,850	298
Tesoro Corp	8,850	422

		949

Printing — Commercial (0.45%)
RR Donnelley & Sons Co	9,600	362

Racetracks (0.21%)
International Speedway Corp	4,000	165

Reinsurance (0.33%)
Endurance Specialty Holdings Ltd	6,250	261

REITS — Hotels (0.24%)
Hospitality Properties Trust	5,900	190

REITS — Warehouse & Industrial (1.10%)
Prologis	13,900	881

Retail — Apparel & Shoe (1.92%)
American Eagle Outfitters Inc	15,800	328
AnnTaylor Stores Corp (a)(b)	8,100	207
Coach Inc (a)	21,300	651
Guess ? Inc	9,200	349

		1,535

Retail — Auto Parts (0.67%)
Autozone Inc (a)	4,450	534

Retail — Automobile (0.76%)
Copart Inc (a)	14,250	606

Retail — Catalog Shopping (0.43%)
MSC Industrial Direct Co	8,500	344

Retail — Discount (1.70%)
Big Lots Inc (a)(b)	13,450	215
Dollar Tree Stores Inc (a)	13,650	354
TJX Cos Inc	27,550	791

		1,360

See accompanying notes

Schedule of Investments
MidCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Retail — Jewelry (0.62%)
Tiffany & Co	10,750	$495

Retail — Major Department Store (0.71%)
Saks Inc (a)(b)	27,350	568

Retail — Restaurants (1.58%)
Darden Restaurants Inc	11,200	310
Yum! Brands Inc	24,850	951

		1,261

Schools (0.70%)
Apollo Group Inc (a)	7,950	558

Semiconductor Component — Integrated Circuits (1.97%)
Analog Devices Inc	11,650	369
Emulex Corp (a)	11,100	181
Integrated Device Technology Inc (a)	29,100	329
Linear Technology Corp (b)	21,850	696

		1,575

Semiconductor Equipment (0.95%)
Lam Research Corp (a)	14,350	621
Teradyne Inc (a)	13,750	142

		763

Steel — Producers (2.19%)
Carpenter Technology Corp (b)	8,450	635
Steel Dynamics Inc	9,950	593
United States Steel Corp	4,300	520

		1,748

Telecommunication Equipment (0.75%)
Adtran Inc (b)	16,050	343
Tellabs Inc (a)	38,750	254

		597

Telecommunication Services (0.39%)
NeuStar Inc (a)(b)	10,800	310

Telephone — Integrated (0.65%)
Windstream Corp	39,600	516

Tobacco (0.35%)
Reynolds American Inc	4,300	284

Toys (0.37%)
Marvel Entertainment Inc (a)(b)	11,100	296

Transport — Marine (1.23%)
Kirby Corp (a)	11,750	546
Tidewater Inc	7,950	436

		982

Transport — Truck (0.37%)
Con-way Inc	7,200	$299

Wireless Equipment (1.32%)
American Tower Corp (a)	13,000	555
SBA Communications Corp (a)(b)	14,650	496

		1,051

TOTAL COMMON STOCKS		$79,134

	Principal
	Amount	Value
	(000’s)	(000’s)
SHORT TERM INVESTMENTS (11.27%)
Money Market Funds (11.27%)
BNY Institutional Cash Reserve Fund (c)	$9,000	$9,000

TOTAL SHORT TERM INVESTMENTS		$9,000

REPURCHASE AGREEMENTS (3.04%)
Finance — Investment Banker & Broker (3.04%)
Merrill Lynch Repurchase Agreement;
4.30% dated 12/31/07 maturing 0 1/02/08 (collateralized by U.S. Government Agency Issues; $2,457,000; 0.00% — 6.50%; dated 01/15/08 — 06/09/33) (c)	$2,430	$2,430

TOTAL REPURCHASE AGREEMENTS		$2,430

Total Investments		$90,564
Liabilities in Excess of Other Assets, Net - (13.37)%		(10,682)

TOTAL NET ASSETS — 100.00%		$79,882

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$10,754
Unrealized Depreciation	(4,5 14)

Net Unrealized Appreciation (Depreciation)	6,240
Cost for federal income tax purposes	84,324
All dollar amounts are shown in thousands (000’s)
See accompanying notes

Schedule of Investments
MidCap Growth Account
December 31, 2007

Portfolio Summary (unaudited)
Sector	Percent

Financial	22.67%
Consumer, Non-cyclical	19.11%
Industrial	17.82%
Technology	15.32%
Consumer, Cyclical	13.94%
Energy	9.50%
Communications	7.05%
Basic Materials	4.75%
Utilities	3.21%
Liabilities in Excess of Other Assets, Net	(13.37%)

TOTAL NET ASSETS	100.00%

see accompanying notes

Schedule of Investments
MidCap Stock Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (96.84%)
Airlines (2.68%)
AMR Corp (a)(b)	73,500	$1,031
Continental Airlines Inc (a)(b)	49,700	1,106

		2,137

Auto/Truck Parts & Equipment — Original (2.31%)
Magna International Inc (a)	22,900	1,842

Chemicals — Specialty (5.52%)
Cabot Corp	61,100	2,037
Lubrizol Corp	35,700	1,934
OM Group Inc (b)	7,300	420

		4,391

Coatings & Paint (1.82%)
Valspar Corp (a)	64,100	1,445

Commercial Banks (1.76%)
Cullen/Frost Bankers Inc (a)	10,300	522
TCF Financial Corp	49,100	880

		1,402

Commercial Services (2.34%)
Weight Watchers International Inc	41,300	1,866

Computers — Integrated Systems (1.16%)
Diebold Inc	32,000	927

Computers — Memory Devices (1.71%)
Network Appliance Inc (b)	54,400	1,358

Computers — Peripheral Equipment (2.34%)
Electronics for Imaging (b)	82,700	1,859

Cosmetics & Toiletries (1.55%)
Estee Lauder Cos Inc/The	28,300	1,234

Data Processing & Management (2.41%)
Fidelity National Information Services	46,053	1,915

Diversified Manufacturing Operations (2.32%)
Teleflex Inc	29,300	1,846

Electric — Integrated (6.93%)
DTE Energy Co (a)	38,500	1,693
Pinnacle West Capital Corp	47,800	2,027
Wisconsin Energy Corp	36,900	1,797

		5,517

Electronic Components — Semiconductors (2.62%)
Microchip Technology Inc	66,450	2,088

Electronic Parts Distribution (2.26%)
Arrow Electronics Inc (b)	45,700	1,795

Enterprise Software & Services (2.27%)
BMC Software Inc (b)	50,600	1,803

Financial Guarantee Insurance (0.96%)
AMBAC Financial Group Inc (a)	29,800	768

Food — Dairy Products (0.80%)
Dean Foods Co	24,500	634

Machinery Tools & Related Products (3.08%)
Lincoln Electric Holdings Inc (a)	34,400	2,449

Medical — Generic Drugs (2.12%)
Mylan Inc (a)	119,925	1,686

Medical — Hospitals (2.14%)
Universal Health Services Inc (a)	33,300	1,705

Medical — Wholesale Drug Distribution (0.52%)
AmerisourceBergen Corp	9,200	413

Medical Information Systems (2.24%)
IMS Health Inc	77,402	1,783

Medical Instruments (1.32%)
Edwards Lifesciences Corp (a)(b)	22,900	1,053

Medical Laboratory & Testing Service (2.83%)
Covance Inc (a)(b)	26,000	2,252

Medical Products (0.06%)
PSS World Medical Inc (a)(b)	2,600	51

Multi-Line Insurance (2.83%)
HCC Insurance Holdings Inc	78,500	2,251

Non-Hazardous Waste Disposal (3.76%)
Allied Waste Industries Inc (b)	69,600	767
Republic Services Inc	70,900	2,223

		2,990

Office Furnishings — Original (2.16%)
HNI Corp (a)	49,100	1,722

Oil & Gas Drilling (2.30%)
Nabors Industries Ltd (b)	66,900	1,832

Oil Company — Exploration & Production (5.34%)
Cimarex Energy Co (a)	49,800	2,118
Noble Energy Inc	26,800	2,131

		4,249

Property & Casualty Insurance (2.03%)
Fidelity National Financial Inc	110,626	1,616
See accompanying notes

Schedule of Investments
MidCap Stock Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Reinsurance (1.78%)
Max Capital Group Ltd	50,500	$1,414

REITS — Office Property (2.32%)
Alexandria Real Estate Equities Inc (a)	18,200	1,850

REITS — Regional Malls (1.15%)
General Growth Properties Inc (a)	22,200	914

Rental — Auto & Equipment (2.31%)
Aaron Rents Inc (a)	95,500	1,837

Retail — Apparel & Shoe (2.19%)
Nordstrom Inc	47,500	1,745

Retail — Jewelry (2.50%)
Tiffany & Co (a)	43,200	1,989

Retail — Restaurants (1.06%)
Papa John’s International Inc (b)	37,200	844

Savings & Loans — Thrifts (2.62%)
Washington Federal Inc (a)	98,950	2,089

Toys (2.32%)
Mattel Inc	97,100	1,849

Transport — Marine (2.10%)
Tidewater Inc (a)	30,500	1,673

TOTAL COMMON STOCKS		$77,083

	Principal
	Amount	Value
	(000’s)	(000’s)
SHORT TERM INVESTMENTS (21.36%)
Money Market Funds (21.36%)
BNY Institutional Cash Reserve Fund (c)	$17,000	$17,000

TOTAL SHORT TERM INVESTMENTS		$17,000

REPURCHASE AGREEMENTS (8.11%)
Finance — Investment Banker & Broker (5.22%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $405,000;	$401	$401
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,797,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)	3,756	3,755

		4,156

Money Center Banks (2.89%)

Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,183,000; 3.75% — 6.75%; dated 08/03/09 — 06/15/35)	$1,149	$1,149
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,183,000; 0% — 5.5%; dated 05/15/08 — 04/03/12)	1,149	1,149

		2,298

TOTAL REPURCHASE AGREEMENTS		$6,454

Total Investments		$100,537
Liabilities in Excess of Other Assets, Net — (26.31)%		(20,943)

TOTAL NET ASSETS — 100.00%
		$79,594

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$19,820
Unrealized Depreciation	(3,883)

Net Unrealized Appreciation (Depreciation)	15,937
Cost for federal income tax purposes	84,600
All dollar amounts are shown in thousands (OOO’s)

Portfolio Summary (unaudited)
Sector	Percent
Financial	44.93%
Consumer, Non-cyclical	15.99%
Consumer, Cyclical	15.24%
Technology	14.74%
Industrial	13.51%
Energy	7.64%
Basic Materials	7.33%
Utilities	6.93%
Liabilities in Excess of Other Assets, Net	(26.31%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
MidCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (96.75%)
Aerospace & Defense (0.30%)
Empresa Brasileira de Aeronautica SA ADR (a)	2,667	$121
Spirit Aerosystems Holdings Inc (b)	9,500	328

		449

Airlines (0.75%)
Northwest Airlines Corp (b)	49,100	712
US Airways Group Inc (a)(b)	28,000	412

		1,124

Appliances (1.18%)
Whirlpool Corp (a)	21,728	1,774

Auto — Car & Light Trucks (0.83%)
Ford Motor Co (a)(b)	187,200	1,260

Auto/Truck Parts & Equipment — Original (1.04%)
Autoliv Inc	3,900	205
TRW Automotive Holdings Corp (a)(b)	21,300	445
WABCO Holdings Inc	18,300	917

		1,567

Beverages — Non-Alcoholic (0.58%)
Pepsi Bottling Group Inc	22,200	876

Beverages — Wine & Spirits (0.82%)
Constellation Brands Inc (a)(b)	52,572	1,243

Broadcasting Services & Programming (0.96%)
Liberty Media Corp — Capital Series A (b)	12,400	1,445

Building — Heavy Construction (1.63%)
Chicago Bridge & Iron Co NV	26,310	1,590
Granite Construction Inc	7,700	279
Perini Corp (b)	14,400	596

		2,465

Building — Residential & Commercial (1.21%)
DR Horton Inc (a)	51,100	673
NVR Inc (a)(b)	2,189	1,147

		1,820

Building & Construction Products — Miscellaneous (0.38%)
Owens Corning Inc (a)(b)	28,000	566

Chemicals — Diversified (0.62%)
PPG Industries Inc	13,400	941

Chemicals — Specialty (1.23%)
Ashland Inc	15,200	721
Eastman Chemical Co	12,700	776
Lubrizol Corp	6,700	363

		1,860

Commercial Banks (1.14%)
M&T Bank Corp	2,500	204
Marshall & Ilsley Corp	13,698	363
UnionBanCal Corp	12,900	631
Zions Bancorporation	11,300	527

		1,725

Commercial Services (0.37%)
Convergys Corp (b)	34,200	563

Computer Services (1.92%)
Affiliated Computer Services Inc (b)	22,900	1,033
Computer Sciences Corp (b)	21,400	1,059
Electronic Data Systems Corp	38,900	806

		2,898

Computers — Integrated Systems (0.32%)
Teradata Corp (b)	17,700	485

Computers — Memory Devices (0.75%)
Western Digital Corp (a)(b)	37,700	1,139

Containers — Paper & Plastic (0.24%)
Sonoco Products Co	11,200	366

Diversified Manufacturing Operations (3.54%)
Cooper Industries Ltd	19,100	1,010
Eaton Corp	14,170	1,374
ITT Corp	18,400	1,215
Parker Hannifin Corp	18,000	1,356
Teleflex Inc	6,100	384

		5,339

Diversified Minerals (0.45%)
Teck Cominco Ltd	19,200	686

Electric — Integrated (10.07%)
Alliant Energy Corp	21,700	883
American Electric Power Co Inc	30,900	1,439
Constellation Energy Group Inc	14,200	1,456
DPL Inc (a)	47,159	1,398
Edison International	38,467	2,053
Entergy Corp	5,500	657
FirstEnergy Corp	19,600	1,418
MDU Resources Group Inc	26,700	737
Northeast Utilities	32,200	1,008
PG&E Corp	32,700	1,409
PPL Corp	24,300	1,266
Wisconsin Energy Corp	7,300	356
Xcel Energy Inc	49,500	1,117

		15,197

See accompanying notes

Schedule of Investments
MidCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Electric Products — Miscellaneous (0.49%)
Molex Inc	26,900	$734

Electronic Components — Miscellaneous (0.44%)
Jabil Circuit Inc	19,600	299
Plexus Corp (b)	4,200	110
Sanmina-SCI Corp (b)	135,600	247

		656

Electronic Components — Semiconductors (1.13%)
Advanced Micro Devices Inc (a)(b)	103,700	778
International Rectifier Corp (a)(b)	27,498	934

		1,712

Electronic Parts Distribution (0.59%)
Avnet Inc (b)	25,300	885

Electronics — Military (0.25%)
L-3 Communications Holdings Inc	3,500	371

Engineering — Research & Development Services (1.72%)
EMCOR Group Inc (b)	22,100	522
KBR Inc (b)	26,000	1,009
McDermott International Inc (b)	13,500	797
Shaw Group me/The (b)	4,500	272

		2,600

Enterprise Software & Services (0.54%)
CAInc	32,400	808

Entertainment Software (0.75%)
Take-Two Interactive Software Inc (a)(b)	61,400	1,133

Fiduciary Banks (0.66%)
Northern Trust Corp	13,100	1,003

Finance — Investment Banker & Broker (2.61%)
Bear Stearns Cos Inc/The	13,007	1,148
Jefferies Group Inc	40,000	922
Morgan Stanley	19,800	1,052
Raymond James Financial Inc	24,900	813

		3,935

Finance — Other Services (0.36%)
Nasdaq Stock Market Inc/The (b)	11,000	544

Food — Meat Products (0.63%)
Smithfield Foods Inc (a)(b)	32,700	946

Food — Miscellaneous/Diversified (2.43%)
Campbell Soup Co	22,000	786
ConAgra Foods Inc	80,600	1,917
Sara Lee Corp	59,700	959

		3,662

Food — Retail (0.98%)
Safeway Inc	43,200	1,478

Food — Wholesale & Distribution (0.72%)
SUPERVALU Inc	28,800	1,081

Gas — Distribution (1.50%)
Atmos Energy Corp	21,200	594
NiSource Inc	5,800	110
Sempra Energy	25,300	1,566

		2,270

Hotels & Motels (0.21%)
Wyndham Worldwide Corp	13,400	316

Human Resources (0.37%)
Hewitt Associates Inc (a)(b)	14,400	551

Independent Power Producer (2.00%)
Mirant Corp (a)(b)	26,161	1,020
NRG Energy Inc (a)(b)	20,144	873
Reliant Energy Inc (b)	43,100	1,131

		3,024

Insurance Brokers (1.02%)
AON Corp	32,300	1,540

Internet Security (0.15%)
Check Point Software Technologies (b)	10,232	225

Investment Management & Advisory Services (2.32%)
Ameriprise Financial Inc	22,700	1,251
BlackRock me/New York	4,800	1,040
Janus Capital Group Inc (a)	16,400	539
Legg Mason Inc	9,100	666

		3,496

Life & Health Insurance (1.68%)
Cigna Corp	16,200	870
Phoenix Cos Inc/The	5,900	70
Protective Life Corp	7,100	291
Reinsurance Group of America Inc (a)	2,600	137
StanCorp Financial Group Inc	23,200	1,169

		2,537

Machinery — Construction & Mining (1.11%)
Joy Global Inc	2,983	196
Terex Corp (b)	22,440	1,472

		1,668

Machinery — General Industry (0.32%)
Gardner Denver Inc (b)	13,800	456
Sauer-Danfoss Inc	1,200	30

		486

See accompanying notes

Schedule of Investments
MidCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)
COMMON STOCKS (continued)
Machinery — Pumps (0.26%)
Flowserve Corp	4,100	$394

Medical — Drugs (0.88%)
Endo Pharmaceuticals Holdings Inc (a)(b)	13,600	363
King Pharmaceuticals Inc (b)	75,400	772
Shire PLC ADR	2,823	194

		1,329

Medical — HMO (1.20%)
Aetna Inc	13,526	781
AMERIGROUP Corp (a)(b)	10,000	364
Coventry Health Care Inc (b)	7,185	426
Molina Healthcare Inc (a)(b)	6,100	236

		1,807

Medical — Wholesale Drug Distribution (0.50%)
AmerisourceBergen Corp	16,900	758

Medical Instruments (0.47%)
Beckman Coulter Inc (a)	9,800	713

Medical Products (0.16%)
Covidien Ltd	5,400	239

Metal — Diversified (0.90%)
Freeport-McMoRan Copper & Gold Inc	13,200	1,352

Metal — Iron (0.71%)
	10,600	1,069

Metal Processors & Fabrication (1.00%)
Commercial Metals Co	24,400	716
Timken Co	24,100	792

		1,508

Motion Pictures & Services (0.22%)
DreamWorks Animation SKG Inc (b)	13,200	337

Motorcycle/Motor Scooter (0.58%)
Harley-Davidson Inc	18,804	878

Multi—Line Insurance (4.47%)
American Financial Group Inc/OH	25,200	728
Assurant Inc	39,800	2,663
Cincinnati Financial Corp	25,400	1,004
CNA Financial Corp	20,800	701
Hanover Insurance Group Inc/The	14,300	655
HCC Insurance Holdings Inc	2,600	74
XL Capital Ltd	18,400	926

		6,751

Multimedia (0.53%)
McGraw-Hill Cos Inc/The	18,200	797

Non—Ferrous Metals (0.16%)
USEC Inc (a)(b)	26,800	241

Office Furnishings — Original (0.36%)
Steelcase Inc	34,000	540

Oil — Field Services (0.72%)
Oceaneering International Inc (b)	11,100	748
SEACOR Holdings Inc (b)	3,629	336

		1,084

Oil & Gas Drilling (1.34%)
Nabors Industries Ltd (a)(b)	6,300	173
Noble Corp (a)	18,200	1,028
Patterson-UTI Energy Inc	42,300	826

		2,027

Oil Company — Exploration & Production (1.54%)
Canadian Natural Resources Ltd (a)	9,084	665
Continental Resources Inc/OK (a)(b)	4,600	120
Denbury Resources Inc (b)	24,114	717
Southwestern Energy Co (b)	6,727	375
Talisman Energy Inc	13,919	258
XTO Energy Inc	3,686	189

		2,324

Oil Company — Integrated (1.72%)
Hess Corp	25,700	2,592

Oil Field Machinery & Equipment (0.88%)
National Oilwell Varco Inc (b)	18,100	1,330

Oil Refining & Marketing (0.67%)
Sunoco Inc	11,320	820
Western Refining Inc	8,100	196

		1,016

Pipelines (1.42%)
Oneok Inc	15,800	707
Spectra Energy Corp	55,500	1,433

		2,140

Printing — Commercial (0.44%)
RR Donnelley & Sons Co	17,600	664

Property & Casualty Insurance (2.33%)
Arch Capital Group Ltd (b)	12,000	844
Fidelity National Financial Inc	8,300	121
Markel Corp (b)	1,100	540
OneBeacon Insurance Group Ltd	7,400	159
WR Berkley Corp	55,300	1,649
Zenith National Insurance Corp	4,600	206

		3,519

Schedule of Investments
MidCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Racetracks (0.04%)
International Speedway Corp	1,600	$66

Reinsurance (1.57%)
Axis Capital Holdings Ltd	25,700	1,002
Endurance Specialty Holdings Ltd	5,544	231
Everest Re Group Ltd	5,200	522
Odyssey Re Holdings Corp	11,200	411
Transatlantic Holdings Inc (a)	2,800	204

		2,370

REITS — Diversified (1.65%)
Duke Realty Corp	20,900	545
iStar Financial Inc	17,289	450
Liberty Property Trust	9,700	279
Vornado Realty Trust	13,900	1,223

		2,497

REITS — Healthcare (0.74%)
Ventas Inc	24,800	1,122

REITS — Hotels (0.46%)
Hospitality Properties Trust	21,400	690

REITS — Mortgage (0.57%)
Annaly Capital Management Inc	47,300	860

REITS — Office Property (0.52%)
Mack-Cali Realty Corp	22,900	779

REITS — Shopping Centers (0.34%)
Developers Diversified Realty Corp	13,521	518

REITS — Storage (0.06%)
Public Storage	1,200	88

REITS — Warehouse & Industrial (1.51%)
AMB Property Corp	13,600	783
First Industrial Realty Trust Inc	15,930	551
Prologis	14,900	944

		2,278

Retail — Apparel & Shoe (1.85%)
Abercrombie & Fitch Co	4,200	336
Foot Locker Inc	34,000	464
Gap Inc/The	68,400	1,456
Liz Claiborne Inc (a)	26,700	543

		2,799

Retail — Bookstore (0.47%)
Barnes & Noble Inc	20,800	717

Retail — Discount (0.93%)
BJ’s Wholesale Club Inc (b)	22,800	771
TJX Cos Inc	21,839	628

		1,399

Retail — Major Department Store (0.82%)
JC Penney Co Inc	19,300	849
Saks Inc (a)(b)	18,700	388

		1,237

Retail — Regional Department Store (0.59%)
Macy’s Inc	34,200	885

Savings & Loans — Thrifts (0.58%)
Sovereign Bancorp Inc (a)	76,900	877

Steel — Producers (1.06%)
United States Steel Corp	13,200	1,596

Telecommunication Equipment (0.70%)
ADC Telecommunications Inc (b)	28,700	446
Arris Group Inc (a)(b)	61,864	618

		1,064

Telecommunication Equipment — Fiber Optics (0.21%)
Sycamore Networks Inc (b)	81,100	311

Telecommunication Services (0.80%)
Embarq Corp	10,500	520
Virgin Media Inc	40,200	689

		1,209

Telephone — Integrated (0.48%)
Telephone & Data Systems Inc	11,500	720

Toys (0.61%)
Hasbro Inc	10,300	263
Mattel Inc	34,600	659

		922

Transport — Marine (0.73%)
Ship Finance International Ltd (a)	39,878	1,105

Vitamins & Nutrition Products (0.60%)
NBTY Inc (b)	32,900	901

Web Portals (0.09%)
United Online Inc (a)	11,900	141

TOTAL COMMON STOCKS		$146,009

SHORT TERM INVESTMENTS (8.59%)
Money Market Funds (8.59%)
BNY Institutional Cash Reserve Fund (c)	$12,974	$12,974

TOTAL SHORT TERM INVESTMENTS		$12,974

Schedule of Investments
MidCap Value Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (2.99%)

Finance — Investment Banker & Broker (2.99%)

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $4,562,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (c)	$4,512	$4,511

TOTAL REPURCHASE AGREEMENTS		$4,511

Total Investments		$163,494

Liabilities in Excess of Other Assets, Net — (8.33)%		(12,576)

TOTAL NET ASSETS — 100.00%		$150,918

(a)	Security or a portion of the security was on loan at the end of the period

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$13,935
Unrealized Depreciation	(12,177)

Net Unrealized Appreciation (Depreciation)	1,758
Cost for federal income tax purposes	161,736
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	36.19%
Utilities	13.58%
Industrial	12.98%
Consumer, Cyclical	11.69%
Consumer, Non-cyclical	11.14%
Energy	8.29%
Technology	5.41%
Basic Materials	5.13%
Communications	3.92%
Liabilities in Excess of Other Assets, Net	(8.33%)

TOTAL NET ASSETS	100.00%

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (90.80%)
Agricultural Operations (2.47%)
Cargill Inc
4.84%, 1/24/2008	$1,000	$997
5.05%, 1/31/2008	1,100	1,095
4.72%, 2/25/2008	960	953
5.00%, 2/28/2008	1,100	1,091
4.85%, 3/19/2008	625	619
4.64%, 3/25/2008	1,000	989
4.64%, 3/26/2008	1,100	1,088

		6,832

Asset Backed Securities (2.65%)
CAFCO
5.50%, 1/11/2008	1,000	998
4.88%, 1/16/2008	1,000	998
4.77%, 1/29/2008	1,200	1,196
4.95%, 3/14/2008	1,000	990
5.00%, 3/14/2008	1,000	990
FCAR Owner Trust I
5.35%, 3/ 6/2008	1,000	990
5.65%, 3/17/2008	1,200	1,186

		7,348

Beverages — Non-Alcoholic (1.99%)
Coca-Cola Co
4.20%, 2/19/2008	860	855
4.45%, 2/25/2008	1,100	1,093
4.39%, 2/26/2008	1,200	1,192
4.43%, 2/28/2008	1,200	1,191
4.46%, 2/29/2008	1,200	1,191

		5,522

Chemicals — Diversified (1.68%)
BASF AG
5.19%, 1/10/2008	1,000	999
4.63%, 2/ 1/2008	1,000	996
4.25%, 3/27/2008	1,675	1,658
4.20%, 3/31/2008	1,000	989

		4,642

Commercial Banks (11.97%)
Calyon North America
4.51%, 2/29/2008	1,100	1,092
4.73%, 3/19/2008	1,200	1,188
4.77%, 3/27/2008	950	939
4.72%, 4/14/2008	1,200	1,184
4.63%, 4/21/2008	1,000	986
Nordea North America
5.34%, 1/ 3/2008	1,000	1,000
5.47%, 1/ 8/2008	900	899
4.68%, 2/ 7/2008	1,000	995
4.89%, 3/ 7/2008	1,000	991
Skandinaviska Enskilda Banken
5.07%, 1/25/2008	650	648
4.72%, 2/ 1/2008	2,000	1,992
5.10%, 2/6/2008	1,000	995
4.80%, 2/ 8/2008	1,000	995
4.89%, 2/21/2008	900	894
Societe Generate North America Inc
5.10%, 1/2/2008	780	780
5.05%, 1/ 7/2008	920	919
5.14%, 1/7/2008	800	799
4.90%, 1/22/2008	1,015	1,012
5.10%, 2/1/2008	800	796
4.85%, 2/4/2008	930	926
4.69%, 2/27/2008	1,500	1,489
Svenska Handelsbanken
5.05%, 1/15/2008	900	898
5.04%, 1/17/2008	1,100	1,097
Toronto — Dominion Holdings
5.07%, 1/15/2008	550	549
5.06%, 1/31/2008	1,100	1,095
4.69%, 2/11/2008	900	895
5.02%, 2/28/2008	1,000	992
Westpac Banking Corp
4.68%, 1/30/2008	900	897
4.63%, 2/ 5/2008	750	747
4.72%, 2/ 5/2008	1,100	995
4.93%, 2/26/2008	1,100	1,092
4.85%, 3/13/2008	1,200	1,188
4.87%, 3/18/2008	1,200	1,187

		33,151

Computers (0.43%)
IBM Capital Corp
4.21%, 1/16/2008	1,200	1,198

Cosmetics & Toiletries (0.32%)
Procter & Gamble
4.46%, 2/ 7/2008	900	896

Distribution & Wholesale (0.40%)
Louis Dreyfus
5.20%, 1/ 8/2008	1,100	1,099

Diversified Financial Services (2.59%)
General Electric Capital
4.74%, 1/18/2008	1,100	1,098
4.62%, 2/12/2008	1,060	1,054
4.66%, 2/12/2008	1,100	1,094
4.35%, 3/20/2008	1,000	990
4.56%, 4/ 1/2008	870	860
4.31%, 4/2/2008	1,100	1,088

See accompanying notes	256

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Pfizer Investment Capital
4.33%, 5/ 5/2008	$1,000	$985

		7,169

Diversified Manufacturing Operations (2.18%)
Danaher Corp
4.62%, 1/ 3/2008	1,100	1,100
4.65%, 1/22/2008	1,100	1,097
4.65%, 1/30/2008	570	568
Dover Corp
4.30%, 1/14/2008	1,000	998
4.25%, 2/4/2008	1,200	1,195
4.40%, 2/15/2008	1,100	1,094

		6,052

Finance — Auto Loans (2.68%)
Paccar Financial
4.48%, 3/ 3/2008	1,100	1,092
Toyota Motor Credit
4.78%, 1/16/2008	800	798
4.65%, 2/25/2008	930	923
4.70%, 3/ 3/2008	1,100	1,091
4.69%, 3/ 7/2008	800	793
4.66%, 3/24/2008	1,200	1,187
4.38%, 3/31/2008	560	554
4.43%, 4/4/2008	1,000	989

		7,427

Finance — Consumer Loans (4.74%)
American General Finance
4.59%, 1/28/2008	1,100	1,096
4.92%, 1/28/2008	800	797
4.80%, 1/31/2008	1,100	1,096
HSBC Finance
4.65%, 1/30/2008	1,000	996
4.53%, 2/19/2008	1,100	1,093
4.70%, 2/29/2008	1,000	992
4.75%, 2/29/2008	1,100	1,092
4.70%, 3/4/2008	910	903
4.60%, 3/11/2008	1,000	991
John Deere Bank S.A.
4.30%, 2/14/2008	1,100	1,094
John Deere Capital Corp
4.72%, 1/ 7/2008	1,000	999
4.72%, 2/ 1/2008	1,000	996
4.48%, 2/ 5/2008	1,000	996

		13,141

Finance — Credit Card (1.49%)
American Express Credit
4.70%, 2/ 6/2008	870	866
4.70%, 2/ 7/2008	1,100	1,095
4.50%, 2/21/2008	1,200	1,192
4.65%, 2/27/2008	980	973

		4,126

Finance — Investment Banker & Broker (9.03%)
Citigroup Funding
4.85%, 3/12/2008	1,200	1,189
4.88%, 3/18/2008	1,200	1,187
4.85%, 4/2/2008	880	869
Goldman Sachs Group
4.83%, 1/16/2008	890	888
4.80%, 1/18/2008	820	818
4.82%, 1/23/2008	1,000	997
4.62%, 2/ 7/2008	900	896
4.77%, 2/22/2008	1,100	1,092
4.80%, 2/27/2008	1,100	1,092
ING U.S. Funding
4.70%, 1/ 7/2008	1,000	999
5.05%, 1/16/2008	900	898
5.04%, 1/18/2008	1,100	1,097
5.00%, 3/ 7/2008	1,200	1,189
4.64%, 3/18/2008	1,000	990
4.81%, 3/28/2008	920	909
JP Morgan Chase
5.07%, 1/ 3/2008	1,000	1,000
5.03%, 1/22/2008	1,000	997
4.60%, 4/17/2008	730	720
Merrill Lynch & Co Inc
4.75%, 1/15/2008	770	769
4.70%, 1/17/2008	1,000	998
5.05%, 2/11/2008	1,100	1,094
Morgan Stanley
5.62%, 1/ 2/2008	860	860
5.62%, 1/4/2008	1,100	1,099
4.96%, 5/19/2008	1,200	1,177
4.97%, 5/21/2008	1,200	1,177

		25,001

Finance — Leasing Company (2.39%)
International Lease Finance
4.57%, 1/4/2008	580	580
4.73%, 1/ 9/2008	660	659
4.62%, 1/22/2008	1,000	997
4.80%, 1/24/2008	1,000	997
4.61%, 3/4/2008	1,100	1,091
4.61%, 3/10/2008	1,100	1,090
River Fuel Funding
4.69%, 1/31/2008	1,200	1,196

		6,610

Finance — Other Services (7.65%)
ABN-AMRO North America Finance Inc
5.08%, 1/10/2008	1,000	999

See accompanying notes	257

Schedule of
Investments Money
Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Finance — Other Services (continued)
5.05%, 1/14/2008	$1,000	$998
4.95%, 1/15/2008	1,000	998
4.77%, 2/15/2008	1,000	994
4.85%, 3/10/2008	800	793
5.00%, 3/10/2008	1,200	1,189
Commoloco
4.90%, 1/24/2008	1,000	997
CRC Funding
5.12%, 1/4/2008	1,200	1,199
4.74%, 1/ 7/2008	1,000	999
5.01%, 1/17/2008	635	634
4.77%, 2/ 8/2008	2,000	1,990
Private Export Funding
4.72%, 1/11/2008	900	899
4.50%, 2/20/2008	1,100	1,093
4.52%, 2/28/2008	1,100	1,092
4.30%, 3/ 5/2008	1,100	1,092
4.50%, 3/11/2008	1,000	991
4.22%, 3/13/2008	1,975	1,958
4.32%, 3/14/2008	1,200	1,189
4.22%, 3/26/2008	1,100	1,089

		21,193

Life & Health Insurance (2.15%)
Prudential PLC
5.33%, 1/25/2008	1,000	997
4.82%, 2/4/2008	870	866
4.75%, 2/ 8/2008	1,725	1,716
5.00%, 3/ 5/2008	1,200	1,189
4.80%, 3/10/2008	1,200	1,189

		5,957

Medical — Drugs (2.12%)
Astrazeneca PLC
4.94%, 1/ 8/2008	1,100	1,099
4.90%, 1/11/2008	800	799
4.95%, 1/11/2008	1,000	999
5.22%, 1/14/2008	1,000	998
4.93%, 1/28/2008	1,000	996
4.80%, 2/21/2008	1,000	993

		5,884

Medical — Hospitals (0.36%)
Catholic Healthcare Initiatives
4.90%, 3/ 6/2008	1,000	1,000

Money Center Banks (8.64%)
Bank of America
4.98%, 1/ 2/2008	1,000	1,000
5.02%, 1/ 2/2008	1,000	1,000
4.57%, 1/28/2008	2,000	1,993
4.90%, 1/30/2008	$815	$812
4.76%, 3/4/2008	800	793
4.84%, 4/3/2008	1,000	987
Bank of Scotland PLC
4.73%, 1/15/2008	1,000	998
4.94%, 1/23/2008	1,000	997
5.00%, 1/23/2008	1,000	997
5.03%, 2/12/2008	1,100	1,094
4.70%, 2/26/2008	680	675
4.90%, 3/17/2008	1,200	1,188
4.85%, 3/25/2008	900	890
BNP Paribas Finance
5.31%, 1/9/2008	960	959
4.85%, 2/ 5/2008	1,000	995
4.88%, 3/14/2008	1,100	1,089
4.78%, 3/20/2008	870	861
4.63%, 4/25/2008	1,000	985
UBS Finance Delaware LLC
4.86%, 1/ 2/2008	810	810
5.03%, 1/24/2008	1,000	997
4.88%, 2/15/2008	940	934
4.93%, 2/25/2008	700	695
5.02%, 3/ 6/2008	1,200	1,189
4.53%, 5/28/2008	1,000	981

		23,919

Multi-line Insurance (1.84%)
Genworth Financial
4.50%, 1/ 8/2008	1,010	1,009
4.50%, 1/10/2008	2,000	1,998
4.50%, 1/17/2008	1,000	998
4.50%, 1/25/2008	1,100	1,096

		5,101

Multimedia (1.12%)
Walt Disney Co
4.84%, 1/14/2008	1,000	998
4.81%, 1/22/2008	1,000	997
4.80%, 1/29/2008	1,100	1,096

		3,091

Oil Company — Integrated (2.70%)
BP Capital Markets PLC
4.76%, 2/4/2008	1,100	1,095
4.46%, 3/ 3/2008	1,100	1,092
4.44%, 3/ 6/2008	1,200	1,190
4.44%, 3/13/2008	1,200	1,189
4.44%, 3/20/2008	1,100	1,089
4.74%, 3/27/2008	830	822

See accompanying notes	258

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

COMMERCIAL PAPER (continued)
Oil Company-Integrated (continued)
Chevron Funding Corp
4.35%, 3/ 3/2008	$1,000	$993

		7,470

Retail — Discount (0.79%)
Wal-Mart Stores
4.72%, 1/ 8/2008	1,000	999
4.45%, 1/29/2008	1,200	1,196

		2,195

Sovereign Agency (1.44%)
Fannie Mae Discount Notes
4.28%, 2/22/2008	1,100	1,093
4.18%, 4/11/2008	720	712
Federal Home Loan Bank Discount Notes
4.25%, 3/19/2008	1,100	1,090
Freddie Mac
4.25%, 3/24/2008	1,100	1,089

		3,984

Special Purpose Entity (10.45%)
American Honda Finance Corp
4.50%, 1/ 3/2008	1,100	1,100
4.38%, 2/11/2008	1,000	995
4.50%, 2/11/2008	1,200	1,194
4.25%, 2/21/2008	1,100	1,093
Barclays U.S. Funding
5.13%, 2/20/2008	1,100	1,092
4.91%, 2/26/2008	1,000	992
4.70%, 3/ 5/2008	1,100	1,091
Charta LLC
4.78%, 2/ 6/2008	900	896
DWS Scudder Money Market Series
4.93%, 12/31/2008	4,025	4,025
Grampian Funding
5.20%, 1/11/2008	1,000	999
Lehman Brothers Holdings Inc
4.80%, 2/12/2008	1,000	994
Prudential Funding Corp
4.65%, 2/22/2008	1,200	1,192
4.20%, 3/4/2008	1,200	1,191
Ranger Funding
4.74%, 1/25/2008	1,500	1,495
4.82%, 2/ 6/2008	1,000	995
4.82%, 2/13/2008	1,100	1,094
4.85%, 2/13/2008	1,100	1,094
4.90%, 2/13/2008	1,000	994
Southern Company Funding
4.57%, 1/17/2008	1,000	998
Yorktown Capital
5.85%, 1/10/2008	845	844
4.85%, 1/18/2008	1,200	1,197
4.85%, 2/4/2008	810	806
5.10%, 2/19/2008	1,500	1,490
5.25%, 3/11/2008	1,100	1,089

		28,950

Supranational Bank (1.76%)
Corp Andina de Fomento
5.14%, 1/4/2008	1,000	999
5.51%, 1/14/2008	1,000	998
5.04%, 2/14/2008	710	706
5.05%, 2/15/2008	1,000	994
5.02%, 3/12/2008	1,200	1,188

		4,885

Telephone — Integrated (2.37%)
Telstra Corp
5.05%, 1/ 9/2008	1,000	999
5.05%, 1/ 9/2008	1,100	1,099
4.68%, 1/24/2008	1,000	997
4.70%, 1/24/2008	710	708
4.65%, 2/14/2008	1,100	1,094
4.70%, 2/14/2008	1,000	994
4.35%, 3/12/2008	685	679

		6,570

Tools — Hand held (0.40%)
Stanley Works
4.50%, 1/ 9/2008	1,100	1,099

TOTAL COMMERCIAL PAPER		$251,512

CERTIFICATE OF DEPOSIT (1.48%)
Commercial Banks (1.48%)
Citibank NA
4.94%, 1/23/2008	1,200	1,200
4.75%, 1/29/2008	1,000	1,000
4.75%, 1/30/2008	900	900
Wachovia Bank
4.90%, 4/28/2008	1,000	1,000

		4,100

TOTAL CERTIFICATE OF DEPOSIT		$4,100

BONDS (5.00%)
Asset Backed Securities (0.20%)
Caterpillar Financial Asset Trust
5.67%, 4/25/2008	232	232
CNH Equipment Trust
5.82%, 4/15/2008	321	321

		553

Auto — Car & Light Trucks (0.29%)
BMW US Capital LLC
5.25%, 1/ 5/2008 (a)(b)	800	800
Automobile Sequential (1.17%)
Americredit Prime Automobile Receivable Trust
5.27%, 4/ 8/2008	588	588
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Automobile Sequential (continued)
BMW Vehicle Lease Trust
5.06%, 7/15/2008	$261	$261
Capital Auto Receivables Asset Trust
5.37%, 2/15/2008 (b)	86	86
Carmax Auto Owner Trust
5.84%, 3/17/2008	222	222
Daimler Chrysler Auto Trust
4.95%, 5/ 8/2008 (b)	845	845
Harley-Davidson Motorcycle Trust
5.59%, 3/17/2008	316	316
Honda Auto Receivables Owner Trust
5.56%, 4/15/2008 (a)	215	215
Hyundai Auto Receivables Trust
5.29%, 4/15/2008	137	137
Merrill Auto Trust Securitization
5.35%, 2/15/2008	177	177
World Omni Auto Receivables Trust
5.68%, 4/15/2008	389	389

		3,236

Chemicals — Diversified (0.29%)
BASF Finance Europe NV
5.17%, 1/22/2008 (a)(b)	800	800

Commercial Banks (1.01%)
Allied Irish Banks PLC
4.94%, 1/19/2008 (a)(b)	1,000	1,000
BBS Finance Ltd
5.28%, 1/ 2/2008 (a)(b)	1,000	1,000
Skandinaviska Enskilda Banken AB
4.85%, 3/25/2008 (b)	800	800

		2,800

Finance — Consumer Loans (0.54%)
HSBC Finance Corp
6.40%, 6/17/2008	400	401
John Deere Capital Corp
3.90%, 1/15/2008	425	425
5.04%, 3/25/2008 (a)	665	665

		1,491

Finance — Investment Banker & Broker (0.92%)
Bear Stearns Cos Inc/The
4.00%, 1/31/2008	500	499
Goldman Sachs Group LP
5.08%, 1/25/2008 (b)	1,000	1,000
JPMorgan Chase & Co
5.21%, 1/2/2008	500	500
Lehman Brothers Holdings Inc
5.02%, 3/27/2008 (a)	570	570

		2,569

Special Purpose Entity (0.58%)
Allstate Life Global Funding Trusts
5.24%, 1/4/2008	700	700
American Self Storage Corp
4.89%, 5/ 1/2046	500	500
South Central Communications
4.89%, 4/ 1/2018	400	400

		1,600

TOTAL BONDS		$13,849

TAX-EXEMPT BONDS (2.37%)
California (0.68%)
California Statewide Communities Development Fannie Mae
5.17%, 12/15/2036	750	750
County of Sacramento C A Bayersiche Landesbank
5.00%, 7/ 1/2022	705	705
San Jose Redevelopment Agency/CA JPM
4.45%, 8/ 1/2028	425	425

		1,880

Colorado (0.25%)

Sheridan Redevelopment Agency Citibank
4.90%, 12/ 1/2029	700	700

Iowa (0.22%)

Iowa Finance Authority Dexia/Fannie Mae/Ginnie Mae
4.85%, 1/ 1/2038	600	600

Massachusetts (0.29%)
Massachusetts Housing Finance Agency/MA JPM
4.60%, 6/ 1/2034	800	800

Michigan (0.25%)
Calvin College JPM
4.89%, 1/ 2/2008	500	500
Michigan State Housing Development Authority Dexia/FSA
5.15%, 6/1/2034	190	190

		690

Minnesota (0.11%)
St Paul Housing & Redevelopment Authority U.S. Bank
5.15%, 1/1/2024	300	300

New York (0.26%)
New York State Housing Finance Agency Fannie Mae
5.24%, 5/15/2033	720	720

Washington (0.31%)
Washington State Housing Finance Commission Bank of America
5.10%, 7/1/2030	565	565
See accompanying notes

Schedule of Investments
Money Market Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

TAX-EXEMPT BONDS (continued)
Washington (continued)
Washington State Housing Finance
Commission Fannie Mae
5.12%, 5/15/2033	$310	$310

		875

TOTAL TAX-EXEMPT BONDS		$6,565

Total Investments		$276,026
Other Assets in Excess of Liabilities, Net - 0.35%		967

TOTAL NET ASSETS - 100.00%		$276,993

(a)	Variable Rate

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,331 or 2.29% of net assets.

Portfolio Summary (unaudited)
Sector	Percent

Financial	71.91%
Consumer, Non-cyclical	7.27%
Asset Backed Securities	4.02%
Communications	3.49%
Energy	2.70%
Industrial	2.58%
Basic Materials	1.96%
Consumer, Cyclical	1.48%
Government	1.44%
Revenue	1.19%
Insured	0.93%
Technology	0.43%
Tax Allocation	0.25%
Other Assets in Excess of Liabilities, Net	0.35%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Mortgage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (26.61%)
Finance — Mortgage Loan/Banker (10.93%)
Fannie Mae
8.70%, 12/25/2019	$21	$24
6.00%, 2/3/2020	2,000	2,001
8.00%, 4/25/2022	316	321
5.00%, 2/25/2027	1,280	73
5.50%, 2/25/2032	2,635	2,667
7.00%, 4/25/2032	1,398	1,467
Fannie Mae Grantor Trust
7.30%, 5/25/2010	3,000	3,220
Federal Home Loan Bank System
6.50%, 8/14/2009	2,500	2,612
7.38%, 2/12/2010	3,000	3,228
4.50%, 9/16/2013 (a)	2,000	2,044
Freddie Mac
6.50%, 5/15/2030	1,074	1,080
5.50%, 10/15/2031	2,000	2,028
4.50%, 5/15/2032	987	975
5.50%, 1/15/2033	1,382	1,390
5.50%, 4/15/2033 (b)	2,000	1,992

		25,122

Mortgage Backed Securities (14.80%)
Banc of America Mortgage Securities Inc
4.75%, 8/25/2033	3,500	3,480
5.50%, 5/25/2034	1,119	1,105
Chase Mortgage Finance Corp
6.00%, 5/25/2035	2,365	2,329
Countrywide Alternative Loan Trust
4.00%, 8/25/2033	499	494
Countrywide Home Loan Mortgage Pass Through Certificates
5.00%, 11/25/2018	2,177	2,168
5.25%, 5/25/2034	4,000	3,905
5.75%, 12/25/2035	3,361	3,313
CS First Boston Mortgage Securities Corp
5.75%, 4/25/2033	1,816	1,817
4.50%, 6/25/2033	1,224	1,208
GSR Mortgage Loan Trust
5.00%, 5/25/2033	956	955
6.00%, 2/25/2035	2,071	2,089
MASTR Alternative Loans Trust
5.39%, 1/25/2020 (b)	1,802	1,778
Prime Mortgage Trust
4.75%, 11/25/2019	2,236	2,207
4.75%, 10/25/2020 (b)	2,256	2,211
Residential Funding Mortgage Securities
5.50%, 12/25/2033	3,000	2,964
Structured Asset Securities Corp
5.00%, 5/25/2035	2,087	2,003

		34,026

Regional Agencies (0.88%)
US Department of Housing and Urban Development
6.16%, 8/1/2011	$2,000	$2,027

TOTAL BONDS		$61,175

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (70.33%)
Federal Home Loan Mortgage Corporation
(FHLMC) (34.81%)
5.50%, 12/1/2008	17	17
7.00%, 11/1/2012	15	16
6.00%, 1/1/2013	105	107
7.00%, 1/1/2013	31	32
6.50%, 11/1/2016	157	163
6.00%, 4/1/2017	469	481
6.00%, 4/1/2017	386	395
6.00%, 5/1/2017	453	464
4.50%, 4/1/2018	920	905
5.00%, 4/1/2018	1,216	1,219
4.00%, 8/1/2018	2,330	2,243
5.50%, 11/1/2018	1,145	1,161
4.50%, 1/1/2019	2,401	2,361
5.50%, 7/1/2019	1,367	1,385
6.50%, 12/1/2021	362	375
6.50%, 4/1/2022	427	442
6.50%, 5/1/2022	303	314
6.50%, 5/1/2023	54	56
5.50%, 6/1/2024	1,739	1,747
6.50%, 1/1/2028	27	29
7.00%, 1/1/2028	310	327
6.50%, 3/1/2029	53	55
6.50%, 4/1/2029	555	581
8.50%, 7/1/2029	62	66
8.00%, 12/1/2030	28	30
7.50%, 2/1/2031	66	71
6.00%, 5/1/2031	209	213
7.00%, 6/1/2031	37	39
6.50%, 10/1/2031	136	141
7.00%, 10/1/2031	69	72
6.50%, 1/1/2032	382	395
7.00%, 4/1/2032	611	640
6.00%, 9/1/2032	338	345
5.50%, 11/1/2032	1,257	1,258
5.00%, 2/1/2033	1,626	1,590
5.50%, 4/1/2033	2,383	2,385
5.00%, 6/1/2033	1,644	1,608
4.50%, 8/1/2033	718	679
4.50%, 8/1/2033	845	800
5.00%, 8/1/2033	2,538	2,480
5.00%, 8/1/2033	2,596	2,538
5.50%, 8/1/2033	1,918	1,922

Schedule of Investments
Mortgage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.00%, 11/ 1/2033	$877	$894
6.00%, 11/ 1/2033	879	897
5.50%, 12/ 1/2033	2,472	2,472
6.00%, 12/ 1/2033	1,132	1,154
5.50%, 1/ 1/2034	2,718	2,715
5.50%, 1/ 1/2034	1,903	1,901
5.00%, 5/ 1/2034	3,256	3,181
6.00%, 5/ 1/2034	1,384	1,407
6.00%, 5/ 1/2034	2,865	2,908
5.50%, 11/ 1/2034	2,318	2,316
5.00%, 5/ 1/2035	1,520	1,484
4.50%, 6/ 1/2035	3,788	3,582
5.00%, 7/ 1/2035	6,936	6,772
5.50%, 9/ 1/2035	3,076	3,070
5.00%, 10/ 1/2035	3,027	2,956
5.00%, 6/ 1/2036	3,551	3,467
7.00%, 7/ 1/2036	3,005	3,124
5.77%, 1/ 1/2037 (b)	1,503	1,507
6.04%, 3/ 1/2037 (b)	2,062	2,096

		80,050

Federal National Mortgage Association (FNMA) (26.52%)
6.00%, 12/ 1/2016	463	475
5.50%, 1/ 1/2017	682	695
6.00%, 8/ 1/2017	612	627
5.50%, 12/ 1/2017	545	554
5.00%, 4/1/2018	1,072	1,075
5.50%, 5/1/2018	1,298	1,318
5.00%, 6/1/2018	1,921	1,927
5.00%, 10/ 1/2018	1,781	1,785
4.50%, 12/ 1/2018	1,784	1,756
5.00%, 2/ 1/2019	520	521
5.00%, 2/ 1/2019	646	648
8.00%, 5/ 1/2022	8	8
6.00%, 10/ 1/2022	601	614
8.50%, 2/ 1/2023	5	5
6.50%, 9/ 1/2024	174	180
8.00%, 5/ 1/2027	126	135
8.00%, 9/ 1/2027	64	69
8.50%, 10/ 1/2027	126	136
7.00%, 8/ 1/2028	126	134
6.50%, 11/ 1/2028	41	43
7.00%, 12/ 1/2028	83	88
6.50%, 2/ 1/2029	28	29
6.50%, 3/ 1/2029	85	88
6.50%, 4/ 1/2029	162	168
7.00%, 4/ 1/2029	36	38
6.50%, 7/ 1/2029	885	920
7.50%, 11/ 1/2029	$63	$67
9.00%, 9/ 1/2030	36	39
6.50%, 6/1/2031	123	128
6.50%, 6/1/2031	34	35
6.00%, 8/1/2031	490	500
7.00%, 11/ 1/2031	310	327
6.50%, 1/ 1/2032	87	90
6.50%, 3/ 1/2032	369	381
6.50%, 3/ 1/2032	138	142
6.50%, 4/ 1/2032	525	542
6.50%, 8/ 1/2032	215	222
6.50%, 11/ 1/2032	185	192
6.50%, 11/ 1/2032	251	260
6.50%, 12/ 1/2032	475	491
5.50%, 2/ 1/2033	1,454	1,460
6.50%, 2/ 1/2033	155	160
5.50%, 5/ 1/2033	164	164
5.50%, 5/ 1/2033	975	977
5.50%, 6/ 1/2033	1,917	1,921
5.50%, 2/ 1/2034	3,737	3,733
6.00%, 2/ 1/2034	185	189
5.50%, 4/ 1/2034	418	418
5.00%, 6/ 1/2034	2,456	2,399
5.50%, 7/ 1/2034	1,034	1,029
6.50%, 7/ 1/2034	431	445
6.50%, 7 / 1/2034	1,123	1,161
5.50%, 8/ 1/2034	1,047	1,045
5.50%, 9/ 1/2034	3,070	3,066
6.00%, 9/ 1/2034	2,021	2,055
5.00%, 6/ 1/2035	2,864	2,796
5.50%, 10/ 1/2035	4,518	4,515
6.00%, 10/ 1/2035	2,463	2,502
5.50%, 11/ 1/2035	3,249	3,247
6.50%, 2/1/2036	2,064	2,123
6.50%, 5/ 1/2036	2,578	2,651
5.99%, 10/ 1/2036 (b)	2,486	2,528
6.00%, 4/ 1/2037	2,902	2,947

		60,983

Government National Mortgage Association (GNMA) (4.69%)
7.50%, 1/15/2023	4	4
7.50%, 1/15/2023	4	5
7.50%, 1/15/2023	10	11
7.50%, 2/15/2023	2	3
7.50%, 2/15/2023	6	6
7.50%, 2/15/2023	12	13
7.50%, 3/15/2023	7	7
7.50%, 3/15/2023	16	17

Schedule of Investments
Mortage Securities Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (GNMA) (continued)
7.50%, 4/15/2023	$45	$48
7.50%, 6/15/2023	8	9
7.50%, 6/15/2023	23	24
7.50%, 6/15/2023	1	1
7.50%, 6/15/2023	25	26
7.50%, 7/15/2023	2	2
7.50%, 9/15/2023	14	15
7.50%, 9/15/2023	11	12
7.50%, 10/15/2023	42	45
7.50%, 10/15/2023	25	27
7.50%, 11/15/2023	17	19
8.00%, 7/15/2026	4	4
8.00%, 8/15/2026	11	12
8.00%, 1/15/2027	5	6
8.00%, 2/15/2027	1	1
8.00%, 6/15/2027	1	1
7.00%, 1/15/2028	12	12
7.00%, 1/15/2028	10	10
7.00%, 1/15/2028	46	48
7.00%, 1/15/2028	12	13
7.00%, 1/15/2028	6	6
7.00%, 1/15/2029	55	58
7.00%, 3/15/2029	31	32
7.75%, 12/15/2029	21	22
6.50%, 7/15/2032	350	363
6.00%, 8/15/2034	2,247	2,303
6.00%, 2/20/2029	87	89
6.50%, 3/20/2031	116	120
6.50%, 4/20/2031	115	119
7.00%, 6/20/2031	58	61
6.00%, 5/20/2032 (b)	413	422
5.50%, 7/20/2033	1,790	1,794
6.00%, 7/20/2033	1,246	1,276
5.50%, 2/20/2034	1,511	1,514
5.50%, 3/20/2034	1,918	1,922
6.50%, 4/20/2034	265	274

		10,776

U.S. Treasury (4.31%)
4.50%, 2/28/2011 (a)	2,000	2,083
4.00%, 2/15/2014 (a)	2,000	2,043
4.75%, 5/15/2014 (a)	3,500	3,722
4.88%, 8/15/2016 (a)	1,000	1,065
4.50%, 2/15/2036 (a)	1,000	1,005

		9,918

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$161,727

SHORT TERM INVESTMENTS (2.37%)
Money Market Funds (2.37%)
BNY Institutional Cash Reserve Fund (c)	$5,444	$5,444

TOTAL SHORT TERM INVESTMENTS		$5,444

REPURCHASE AGREEMENTS (3.87%)
Finance — Investment Banker & Broker (1.38%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,797,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)	$3,167	$3,166
Money Center Banks (2.49%)

Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,951,000; 3.75% - 6.75%; dated 08/03/09 - 06/15/35)	2,865	2,865
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $2,951,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	2,865	2,865

		5,730

TOTAL REPURCHASE AGREEMENTS		$8,896

Total Investments		$237,242
Liabilities in Excess of Other Assets, Net — (3.18)%		(7,305)

TOTAL NET ASSETS - 100.00%		$229,937

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Variable Rate

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$1,655
Unrealized Depreciation	(2,610)

Net Unrealized Appreciation (Depreciation)	(955)
Cost for federal income tax purposes	238,197
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Mortgage Securities	87.45%
Government	9.49%
Financial	6.24%
Liabilities in Excess of Other Assets, Net	(3.18%)

TOTAL NET ASSETS	100.00%

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.43%)
Principal Investors Fund, Inc. Institutional Class (53.01%)
Disciplined LargeCap Blend Fund (a)	272,688	$4,123
High Yield Fund (a)	118,701	1,200
Inflation Protection Fund (a)	172,882	1,608
International Emerging Markets Fund (a)	38,767	1,173
International Growth Fund (a)	286,384	3,720
Partners International Fund (a)	137,074	2,184
Partners LargeCap Blend Fund I (a)	223,126	2,137
Partners LargeCap Value Fund I (a)	80,794	1,087
Partners SmallCap Growth Fund III (a)(b)	57,090	648
Preferred Securities Fund (a)	300,172	2,798
SmallCap S&P 600 Index Fund (a)	61,353	992
SmallCap Value Fund (a)	38,026	611
Ultra Short Bond Fund (a)	162,408	1,517

		23,798

Principal Variable Contracts Fund, Inc.
Class 1 (46.42%)
Bond Account (a)	1,033,047	12,355
Capital Value Account (a)	31,989	1,110
Equity Growth Account (a)	94,129	1,860
Growth Account (a)	104,804	1,878
LargeCap Value Account (a)	79,452	1,070
Real Estate Securities Account (a)	134,621	2,566

		20,839

TOTAL INVESTMENT COMPANIES		$44,637

Total Investments		$44,637
Other Assets in Excess of Liabilities, Net - 0.57%		254

TOTAL NET ASSETS - 100.00%		$44,891

(a)	Affiliated Security

(b)	Non-Income Producing Security
     Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$662
Unrealized Depreciation	(2,438)

Net Unrealized Appreciation (Depreciation)	(1,776)
Cost for federal income tax purposes	46,413
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Fixed Income Funds	43.39%
Domestic Equity Funds	40.28%
International Equity Funds	15.76%
Other Assets in Excess of Liabilities, Net	0.57%

TOTAL NET ASSETS	100.00%

Schedule of Investments
Principal LifeTime 2010 Account
December 31,2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31,2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond Account	804,225	$9,508	609,135	$7,300	380,313	$4,450	1,033,047	$12,358
Capital Value Account	25,823	881	23,474	871	17,308	639	31,989	1,112
Disciplined LargeCap Blend Fund	—	—	286,036	4,855	13,348	219	272,688	4,635
Diversified International Account	181,006	3,284	124,049	2,616	305,055	6,258	—	—
Equity Growth Account	52,149	933	54,985	1,066	13,005	251	94,129	1,748
Equity Income Account	36,701	339	4,754	49	41,455	388	—	—
Equity Income Account I	—	—	21,889	415	21,889	442	—	—
Growth Account	56,358	808	62,607	986	14,161	222	104,804	1,573
High Yield Fund	—	—	124,156	1,292	5,455	57	118,701	1,235
Inflation Protection Fund	—	—	181,690	1,690	8,808	82	172,882	1,608
International Emerging Markets Fund	—	—	40,320	1,227	1,553	52	38,767	1,175
International Growth Fund	—	—	300,646	4,199	14,262	195	286,384	4,003
LargeCap Growth Equity Account	105,104	483	—	—	105,104	504	—	—
LargeCap Stock Index Account	339,815	3,195	163,032	1,742	502,847	5,540	—	—
LargeCap Value Account	82,364	1,012	38,190	560	41,102	610	79,452	1,005
Money Market Account	1,737,364	1,737	241,032	241	1,978,396	1,978	—	—
Partners International Fund	—	—	143,801	2,426	6,727	112	137,074	2,314
Partners LargeCap Blend Fund I	—	—	234,819	2,428	11,693	119	223,126	2,309
Partners LargeCap Value Fund I	—	—	85,127	1,257	4,333	62	80,794	1,195
Partners SmallCap Growth Fund III	—	—	60,013	762	2,923	36	57,090	726
Preferred Securities Fund	—	—	316,257	3,271	16,085	159	300,172	3,111
Real Estate Securities Account	72,474	1,419	71,648	1,575	9,501	197	134,621	2,797
SmallCap Account	80,508	802	19,969	221	100,477	1,058	—	—
SmallCap Growth Account	25,198	270	18,374	206	43,572	512	—	—
SmallCap S&P 600 Index Fund	—	—	64,545	1,222	3,192	57	61,353	1,164
SmallCap Value Account	14,877	270	12,611	239	27,488	505	—	—
SmallCap Value Fund	—	—	40,053	756	2,027	35	38,026	720
Ultra Short Bond Fund	—	—	171,028	1,690	8,620	83	162,408	1,607

		$24,941		$45,162		$24,822		$46,395

See accompanying notes	266

Schedule of Investments
Principal LifeTime 2010 Account
December 31,2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000's)	(000's)	(000's)
Bond Account	$549	$—	$—
Capital Value Account	22	-1	77
Disciplined LargeCap Blend Fund	49	-1	460
Diversified International Account	265	358	306
Equity Growth Account	7	—	—
Equity Income Account	49	—	—
Equity Income Account I	—	27	—
Growth Account	2	1	—
High Yield Fund	38	—	—
Inflation Protection Fund	78	—	—
International Emerging Markets Fund	149	—	45
International Growth Fund	145	-1	202
LargeCap Growth Equity Account	—	21	—
LargeCap Stock Index Account	71	603	—
LargeCap Value Account	22	43	44
Money Market Account	39	—	—
Partners International Fund	92	—	143
Partners LargeCap Blend Fund I	30	—	55
Partners LargeCap Value Fund I	23	—	18
Partners SmallCap Growth Fund III	25	—	27
Preferred Securities Fund	112	-1	—
Real Estate Securities Account	29	—	209
SmallCap Account	21	35	88
SmallCap Growth Account	—	36	—
SmallCap S&P 600 Index Fund	21	-1	73
SmallCap Value Account	6	-4	26
SmallCap Value Fund	22	-1	32
Ultra Short Bond Fund	43	—	—

	$1,909	$1,114	$1,805

See accompanying notes	267

Schedule of Investments
Principal LifeTime 2020 Account
December 31,2007

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (99.62%)
Principal Investors Fund, Inc. Institutional
Class (57.33%)
Disciplined LargeCap Blend Fund (a)	1,315,820	$19,895
High Yield Fund (a)	661,594	6,689
International Emerging Markets Fund (a)	204,237	6,180
International Growth Fund (a)	1,513,986	19,667
Partners International Fund (a)	667,726	10,637
Partners LargeCap Blend Fund I (a)	1,038,380	9,948
Partners LargeCap Value Fund I (a)	411,680	5,541
Partners MidCap Growth Fund (a)(b)	229,710	2,564
Partners MidCap Value Fund I (a)	159,647	2,023
Partners SmallCap Growth Fund III (a)(b)	290,830	3,301
Preferred Securities Fund (a)	1,025,466	9,557
SmallCap S&P600 Index Fund (a)	225,654	3,649
SmallCap Value Fund (a)	193,676	3,110

		102,761

Principal Variable Contracts Fund, Inc.
Class 1 (42.29%)
Bond Account (a)	3,104,340	37,128
Capital Value Account (a)	156,802	5,441
Equity Growth Account (a)	495,620	9,793
Growth Account (a)	509,294	9,126
LargeCap Value Account (a)	414,569	5,584
Real Estate Securities Account (a)	457,710	8,724

		75,796

TOTAL INVESTMENT COMPANIES		$178,557

Total Investments		$178,557
Other Assets in Excess of Liabilities, Net - 0.38%		687

TOTAL NET ASSETS - 100.00%		$179,244

(a)      Affiliated Security
(b)      Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$3,301
Unrealized Depreciation	(10,742)

Net Unrealized Appreciation (Depreciation)	(7,441)
Cost for federal income tax purposes	185,998
All dollar amounts are shown in thousands (000 ‘s)
Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49.49%
Fixed Income Funds	29.78%
International Equity Funds	20.35%
Other Assets in Excess of Liabilities, Net	0.38%

TOTAL NET ASSETS	100.00%

See accompanying notes	268

Schedule of Investments
Principal LifeTime 2020 Account
December 31,2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond Account	2,350,050	$27,637	1,712,652	$20,559	958,362	$11,155	3,104,340	$37,043
Capital Value Account	160,911	5,395	84,412	3,131	88,521	3,266	156,802	5,331
Disciplined LargeCap Blend Fund	—	—	1,328,123	22,526	12,303	207	1,315,820	22,319
Diversified International Account	846,173	15,397	529,154	11,219	1,375,327	28,179	—	—
Equity Growth Account	265,704	4,720	288,533	5,568	58,617	1,147	495,620	9,146
Equity Income Account	120,983	1,130	15,671	161	136,654	1,291	—	—
Equity Income Account I	—	—	72,156	1,370	72,156	1,449	—	—
Growth Account	278,704	3,945	295,769	4,640	65,179	1,026	509,294	7,573
High Yield Fund	—	—	667,608	6,945	6,014	62	661,594	6,883
International Emerging Markets Fund	—	—	205,871	6,251	1,634	53	204,237	6,198
International Growth Fund	—	—	1,528,175	21,344	14,189	199	1,513,986	21,146
LargeCap Growth Equity Account	241,963	1,105	—	—	241,963	1,159	—	—
LargeCap Stock Index Account	1,640,558	15,442	608,781	6,560	2,249,339	24,823	—	—
LargeCap Value Account	381,986	4,913	260,255	3,829	227,672	3,398	414,569	5,378
Partners International Fund	—	—	673,929	11,371	6,203	104	667,726	11,267
Partners LargeCap Blend Fund I	—	—	1,048,801	10,850	10,421	106	1,038,380	10,744
Partners LargeCap Value Fund I	—	—	415,868	6,145	4,188	60	411,680	6,085
Partners MidCap Growth Fund	—	—	231,819	2,534	2,109	24	229,710	2,510
Partners MidCap Value Fund I	—	—	161,175	2,408	1,528	22	159,647	2,386
Partners SmallCap Growth Fund III	—	—	293,595	3,726	2,765	35	290,830	3,691
Preferred Securities Fund	—	—	1,035,884	10,724	10,418	104	1,025,466	10,620
Real Estate Securities Account	256,941	5,238	207,670	4,631	6,901	147	457,710	9,722
SmallCap Account	228,324	2,328	137,694	1,529	366,018	3,854	—	—
SmallCap Growth Account	138,393	1,420	57,751	655	196,144	2,315	—	—
SmallCap S&P600 Index Fund	—	—	227,827	4,316	2,173	41	225,654	4,275
SmallCap Value Account	84,611	1,473	43,177	821	127,788	2,335	—	—
SmallCap Value Fund	—	—	195,594	3,698	1,918	35	193,676	3,663

		$90,143		$177,511		$86,596		$185,980

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000's)	(000's)	(000's)
Bond Account	$1,660	$2	$
Capital Value Account	117	71	418
Disciplined LargeCap Blend Fund	235	—	2,182
Diversified International Account	1,270	1,563	1,468
Equity Growth Account	43	5	—
Equity Income Account	161	—	—
Equity Income Account I	—	79	—
Growth Account	12	14	—
High Yield Fund	210	—	—
International Emerging Markets Fund	782	—	239
International Growth Fund	759	1	1,053
LargeCap Growth Equity Account	—	54	—
LargeCap Stock Index Account	334	2,821	—
LargeCap Value Account	118	34	246
Partners International Fund	446	—	684
Partners LargeCap Blend Fund I	140	—	255
Partners LargeCap Value Fund I	118	—	88
Partners MidCap Growth Fund	4	—	158
Partners MidCap Value Fund I	77	—	158
Partners SmallCap Growth Fund III	123	—	137
Preferred Securities Fund	379	—	—
Real Estate Securities Account	108	—	777
SmallCap Account	78	-3	324
SmallCap Growth Account	—	240	—
SmallCap S&P600 Index Fund	77	—	263
SmallCap Value Account	35	41	130
SmallCap Value Fund	109	—	158

	$7,395	$4,922	$8,738

See accompanying notes	269

Schedule of Investments
Principal LifeTime 2030 Account
December 31,2007

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (98.47%)
Principal Investors Fund, Inc. Institutional
Class (62.06%)
Disciplined LargeCap Blend Fund (a)	259,905	$3,930
High Yield Fund (a)	127,349	1,288
International Emerging Markets Fund (a)	40,751	1,233
International Growth Fund (a)	299,048	3,885
Partners International Fund (a)	131,916	2,101
Partners LargeCap Blend Fund I (a)	193,004	1,849
Partners LargeCap Value Fund I (a)	83,223	1,120
Partners MidCap Growth Fund (a)(b)	48,430	540
Partners MidCap Value Fund I (a)	36,615	464
Partners SmallCap Growth Fund I (a)(b)	33,981	345
Partners SmallCap Growth Fund III (a)(b)	42,052	477
Preferred Securities Fund (a)	144,345	1,345
SmallCap S&P 600 Index Fund (a)	24,648	399
SmallCap Value Fund (a)	28,061	451

		19,427

Principal Variable Contracts Fund, Inc.
Class 1 (36.41%)
Bond Account (a)	302,131	3,613
Capital Value Account (a)	34,103	1,183
Equity Growth Account (a)	99,883	1,974
Growth Account (a)	109,377	1,960
LargeCap Value Account (a)	82,950	1,117
Real Estate Securities Account (a)	65,611	1,251
SmallCap Value Account (a)	19,180	301

		11,399

TOTAL INVESTMENT COMPANIES		$30,826

Total Investments		$30,826
Other Assets in Excess of Liabilities, Net — 1.53%		478

TOTAL NET ASSETS- 100.00%		$31,304

(a)      Affiliated Security
(b)      Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$663
Unrealized Depreciation	(1,919)

Net Unrealized Appreciation (Depreciation)	(1,256)
Cost for federal income tax purposes	32,082
All dollar amounts are shown in thousands (000 ‘s)
Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.46%
International Equity Funds	23.06%
Fixed Income Funds	19.95%
Other Assets in Excess of Liabilities, Net	1.53%

TOTAL NET ASSETS	100.00%

See accompanying notes	270

Schedule of Investments
Principal LifeTime 2030 Account
December 31,2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond Account	252,882	$2,973	204,057	$2,442	154,808	$1,804	302,131	$3,613
Capital Value Account	24,350	836	27,185	1,003	17,432	644	34,103	1,192
Disciplined LargeCap Blend Fund	—	—	264,310	4,478	4,405	73	259,905	4,405
Diversified International Account	140,341	2,595	117,895	2,465	258,236	5,301	—	—
Equity Growth Account	56,579	986	57,956	1,121	14,652	285	99,883	1,824
Equity Income Account	16,886	159	2,187	22	19,073	181	—	—
Equity Income Account I	—	—	10,071	191	10,071	201	—	—
Growth Account	61,661	860	64,890	1,023	17,174	272	109,377	1,616
High Yield Fund	—	—	129,605	1,347	2,256	23	127,349	1,324
International Emerging Markets Fund	—	—	41,336	1,260	585	20	40,751	1,240
International Growth Fund	—	—	304,263	4,246	5,215	73	299,048	4,173
LargeCap Growth Equity Account	79,518	350	—	—	79,518	380	—	—
LargeCap Stock Index Account	274,920	2,575	120,008	1,285	394,928	4,358	—	—
LargeCap Value Account	74,653	931	44,803	653	36,506	545	82,950	1,070
Partners International Fund	—	—	134,180	2,262	2,264	38	131,916	2,224
Partners LargeCap Blend Fund I	—	—	196,571	2,028	3,567	36	193,004	1,992
Partners LargeCap Value Fund I	—	—	84,793	1,250	1,570	23	83,223	1,227
Partners MidCap Growth Fund	—	—	49,231	539	801	10	48,430	529
Partners MidCap Value Fund I	—	—	37,276	554	661	9	36,615	545
Partners SmallCap Growth Fund I	—	—	34,568	369	587	6	33,981	363
Partners SmallCap Growth Fund III	—	—	42,799	542	747	9	42,052	533
Preferred Securities Fund	—	—	147,106	1,518	2,761	27	144,345	1,491
Real Estate Securities Account	33,019	679	34,257	747	1,665	35	65,611	1,391
SmallCap Account	28,702	291	19,314	213	48,016	507	—	—
SmallCap Growth Account	32,563	335	18,470	207	51,033	602	—	—
SmallCap S&P 600 Index Fund	—	—	25,098	474	450	8	24,648	466
SmallCap Value Account	19,035	332	19,220	350	19,075	348	19,180	332
SmallCap Value Fund	—	—	28,580	538	519	10	28,061	528

		$13,902		$33,127		$15,828		$32,078

See accompanying notes	271

Schedule of Investments
Principal LifeTime 2030 Account
December 31,2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond Account	$178	$2	$
Capital Value Account	23	-3	80
Disciplined LargeCap Blend Fund	46	—	432
Diversified International Account	232	241	268
Equity Growth Account	8	2	—
Equity Income Account	—	—	—
Equity Income Account I	22	10	—
Growth Account	2	5	—
High Yield Fund	40	—	—
International Emerging Markets Fund	157	—	48
International Growth Fund	150	—	208
LargeCap Growth Equity Account	—	30	—
LargeCap Stock Index Account	57	498	—
LargeCap Value Account	20	31	42
Partners International Fund	88	—	135
Partners LargeCap Blend Fund I	26	—	48
Partners LargeCap Value Fund I	24	—	18
Partners MidCap Growth Fund	1	—	33
Partners MidCap Value Fund I	18	—	36
Partners SmallCap Growth Fund I	8	—	18
Partners SmallCap Growth Fund III	18	—	20
Preferred Securities Fund	52	—	—
Real Estate Securities Account	15	—	97
SmallCap Account	11	3	41
SmallCap Growth Account	—	60	—
SmallCap S&P600 Index Fund	7	—	30
SmallCap Value Account	8	2	33
SmallCap Value Fund	16	—	23

	$1,227	$877	$1,610

See accompanying notes	272

Schedule of Investments
Principal LifeTime 2040 Account
December 31,2007

	Shares	Value
	Held	(000’s)
INVESTMENT COMPANIES (98.85%)
Principal Investors Fund, Inc. Institutional
Class (65.79%)
Disciplined LargeCap Blend Fund (a)	136,446	$2,063
High Yield Fund (a)	70,516	713
International Emerging Markets Fund (a)	23,668	716
International Growth Fund (a)	168,852	2,194
Partners International Fund (a)	77,203	1,230
Partners LargeCap Blend Fund I (a)	107,905	1,034
Partners LargeCap Value Fund I (a)	49,497	666
Partners MidCap Growth Fund (a)(b)	26,441	295
Partners MidCap Value Fund I (a)	20,234	256
Partners SmallCap Growth Fund I (a)(b)	23,752	241
Partners SmallCap Growth Fund III (a)(b)	23,173	263
Preferred Securities Fund (a)	59,879	558
SmallCap S&P 600 Index Fund (a)	12,886	209
SmallCap Value Fund (a)	15,521	249

		10,687

Principal Variable Contracts Fund, Inc.
Class 1 (33.06%)
Bond Account (a)	74,229	888
Capital Value Account (a)	19,998	694
Equity Growth Account (a)	61,753	1,220
Growth Account (a)	61,384	1,100
LargeCap Value Account (a)	51,197	690
Real Estate Securities Account (a)	29,465	561
SmallCap Value Account (a)	13,817	217

		5,370

TOTAL INVESTMENT COMPANIES		$16,057

Total Investments		$16,057
Other Assets in Excess of Liabilities, Net — 1.15%		187

TOTAL NET ASSETS — 100.00%		$16,244

(a)      Affiliated Security
(b)      Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$337
Unrealized Depreciation	(1,043)

Net Unrealized Appreciation (Depreciation)	(706)
Cost for federal income tax purposes	16,763
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.08%
International Equity Funds	25.48%
Fixed Income Funds	13.29%
Other Assets in Excess of Liabilities, Net	1.15%

TOTAL NET ASSETS	100.00%

See accompanying notes	273

Schedule of Investments
Principal LifeTime 2040 Account
December 31,2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond Account	76,318	$895	69,965	$839	72,054	$841	74,229	$892
Capital Value Account	14,645	505	16,646	614	11,293	417	19,998	702
Disciplined LargeCap Blend Fund	—	—	140,873	2,384	4,427	75	136,446	2,309
Diversified International Account	74,222	1,358	57,302	1,209	131,524	2,702	—	—
Equity Growth Account	32,726	576	40,236	785	11,209	219	61,753	1,145
Equity Income Account	3,518	32	456	5	3,974	37	—	—
Equity Income Account I	—	—	2,098	40	2,098	43	—	—
Growth Account	33,089	464	40,768	655	12,473	196	61,384	927
High Yield Fund	—	—	72,024	749	1,508	15	70,516	734
International Emerging Markets Fund	—	—	24,357	750	689	22	23,668	728
International Growth Fund	—	—	174,445	2,436	5,593	80	168,852	2,357
LargeCap Growth Equity Account	40,620	182	—	—	40,620	194	—	—
LargeCap Stock Index Account	137,156	1,281	51,115	552	188,271	2,078	—	—
LargeCap Value Account	38,679	479	31,534	458	19,016	283	51,197	665
Partners International Fund	—	—	79,734	1,347	2,531	44	77,203	1,303
Partners LargeCap Blend Fund I	—	—	111,766	1,152	3,861	39	107,905	1,113
Partners LargeCap Value Fund I	—	—	51,273	754	1,776	26	49,497	728
Partners MidCap Growth Fund	—	—	27,337	301	896	10	26,441	291
Partners MidCap Value Fund I	—	—	20,912	309	678	10	20,234	299
Partners SmallCap Growth Fund I	—	—	24,579	263	827	9	23,752	254
Partners SmallCap Growth Fund III	—	—	23,959	303	786	10	23,173	293
Preferred Securities Fund	—	—	62,031	637	2,152	22	59,879	615
Real Estate Securities Account	11,826	247	19,182	421	1,543	35	29,465	633
SmallCap Account	20,408	206	14,406	160	34,814	368	—	—
SmallCap Growth Account	18,050	185	6,019	68	24,069	284	—	—
SmallCap S&P 600 Index Fund	—	—	13,325	250	439	8	12,886	242
SmallCap Value Account	11,019	192	10,292	183	7,494	136	13,817	239
SmallCap Value Fund	—	—	16,061	300	540	10	15,521	290

		$6,602		$17,924		$8,213		$16,759

See accompanying notes	274

Schedule of Investments
Principal LifeTime 2040 Account
December 31,2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond Account	$56	$-1	$—
Capital Value Account	13	—	45
Disciplined LargeCap Blend Fund	24	—	217
Diversified International Account	117	135	136
Equity Growth Account	5	3	—
Equity Income Account	—	—	—
Equity Income Account I	5	3	—
Growth Account	1	4	—
High Yield Fund	22	—	—
International Emerging Markets Fund	89	—	27
International Growth Fund	82	1	112
LargeCap Growth Equity Account	—	12	—
LargeCap Stock Index Account	27	245	—
LargeCap Value Account	11	11	22
Partners International Fund	50	—	76
Partners LargeCap Blend Fund I	14	—	25
Partners LargeCap Value Fund I	15	—	10
Partners MidCap Growth Fund	—	—	18
Partners MidCap Value Fund I	9	—	19
Partners SmallCap Growth Fund I	6	—	12
Partners SmallCap Growth Fund III	9	—	10
Preferred Securities Fund	20	—	—
Real Estate Securities Account	5	—	38
SmallCap Account	7	2	30
SmallCap Growth Account	—	31	—
SmallCap S&P 600 Index Fund	5	—	14
SmallCap Value Account	4	—	16
SmallCap Value Fund	8	—	12

	$604	$446	$839

See accompanying notes	275

Schedule of Investments
Principal LifeTime 2050 Account
December 31,2007

	Shares	Value
	Held	(000’s)
INVESTMENT COMPANIES (98.39%)
Principal Investors Fund, Inc. Institutional
Class (66.77%)
Disciplined LargeCap Blend Fund (a)	79,138	$1,197
High Yield Fund (a)	44,250	447
International Emerging Markets Fund (a)	14,429	437
International Growth Fund (a)	103,909	1,350
Partners International Fund (a)	45,473	724
Partners LargeCap Blend Fund I (a)	62,056	595
Partners LargeCap Value Fund I (a)	31,104	419
Partners MidCap Growth Fund (a)(b)	16,207	181
Partners MidCap Value Fund I (a)	12,218	155
Partners SmallCap Growth Fund I (a)(b)	16,742	170
Partners SmallCap Growth Fund III (a)(b)	14,050	159
Preferred Securities Fund (a)	27,532	257
SmallCap S&P 600 Index Fund (a)	6,391	103
SmallCap Value Fund (a)	9,362	150

		6,344

Principal Variable Contracts Fund, Inc.
Class 1 (31.62%)
Bond Account (a)	17,782	212
Capital Value Account (a)	12,448	432
Equity Growth Account (a)	37,483	741
Growth Account (a)	39,326	705
LargeCap Value Account (a)	30,998	417
Real Estate Securities Account (a)	18,048	344
SmallCap Value Account (a)	9,673	152

		3,003

TOTAL INVESTMENT COMPANIES		$9,347

Total Investments		$9,347
Other Assets in Excess of Liabilities, Net — 1.61%		153

TOTAL NET ASSETS — 100.00%		$9,500

(a)      Affiliated Security
(b)      Non-Income Producing Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$229
Unrealized Depreciation	(657)

Net Unrealized Appreciation (Depreciation)	(428)
Cost for federal income tax purposes	9,775
All dollar amounts are shown in thousands (000 ’s)
Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	62.31%
International Equity Funds	26.43%
Fixed Income Funds	9.65%
Other Assets in Excess of Liabilities, Net	1.61%

TOTAL NET ASSETS	100.00%

See accompanying notes	276

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31, 2007
	Shares	Cost (000)	Shares	cost (000)	Shares	Proceeds (000)	Shares	cost (000)
Bond Account	41,548	$492	34,269	$413	58,035	$679	17,782	$216
Capital Value Account	10,901	379	11,518	426	9,971	368	12,448	436
Disciplined LargeCap Blend Fund	—	—	88,735	1,503	9,597	160	79,138	1,342
Diversified International Account	63,052	1,173	42,859	910	105,911	2,180	—	—
Equity Growth Account	23,512	418	25,148	487	11,177	218	37,483	689
Equity Income Account	—	—	—	—	—	—	—	—
Growth Account	26,758	376	30,598	480	18,030	286	39,326	578
High Yield Fund	—	—	47,410	493	3,160	33	44,250	460
International Emerging Markets Fund	—	—	15,957	487	1,528	50	14,429	437
International Growth Fund	—	—	116,856	1,630	12,947	179	103,909	1,450
LargeCap Growth Equity Account	32,725	151	—	—	32,725	157	—	—
LargeCap Stock Index Account	86,637	800	39,402	419	126,039	1,390	—	—
LargeCap Value Account	25,921	322	18,579	271	13,502	200	30,998	397
Partners International Fund	—	—	51,033	860	5,560	94	45,473	766
Partners LargeCap Blend Fund I	—	—	70,353	725	8,297	84	62,056	641
Partners LargeCap Value Fund I	—	—	35,306	520	4,202	61	31,104	459
Partners MidCap Growth Fund	—	—	18,224	200	2,017	23	16,207	177
Partners MidCap Value Fund I	—	—	13,798	205	1,580	23	12,218	182
Partners SmallCap Growth Fund I	—	—	18,870	201	2,128	22	16,742	179
Partners SmallCap Growth Fund III	—	—	15,887	201	1,837	23	14,050	178
Preferred Securities Fund	—	—	31,319	323	3,787	38	27,532	285
Real Estate Securities Account	8,168	193	13,212	309	3,332	74	18,048	428
SmallCap Account	12,607	127	3,697	41	16,304	173	—	—
SmallCap Growth Account	15,822	165	8,313	94	24,135	285	—	—
SmallCap S&P600 Index Fund	—	—	7,222	136	831	15	6,391	121
SmallCap Value Account	9,163	162	9,961	181	9,451	171	9,673	171
SmallCap Value Fund	—	—	10,616	199	1,254	22	9,362	177

		$4,758		$11,714		$7,008		$9,769

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond Account	$32	$-10	$—
Capital Value Account	10	-1	34
Disciplined LargeCap Blend Fund	14	-1	132
Diversified International Account	91	97	105
Equity Growth Account	3	2	—
Equity Income Account	—	—	—
Growth Account	1	8	—
High Yield Fund	14	—	—
International Emerging Markets Fund	55	—	17
International Growth Fund	51	-1	72
LargeCap Growth Equity Account	—	6	—
LargeCap Stock Index Account	18	171	—
LargeCap Value Account	7	4	14
Partners International Fund	30	—	47
Partners LargeCap Blend Fund I	8	—	15
Partners LargeCap Value Fund I	10	—	7
Partners MidCap Growth Fund	—	—	11
Partners MidCap Value Fund I	6	—	12
Partners SmallCap Growth Fund I	4	—	9
Partners SmallCap Growth Fund III	6	—	7
Preferred Securities Fund	10	—	—
Real Estate Securities Account	4	—	32
SmallCap Account	3	5	14
SmallCap Growth Account	—	26	—
SmallCap S&P 600 Index Fund	3	—	7
SmallCap Value Account	4	-1	15
SmallCap Value Fund	5	—	8

	$389	$305	$558

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2007

	Shares	Value
	Held	(000's)

INVESTMENT COMPANIES (99.46%)

Principal Investors Fund, Inc. Institutional
Class (44.20%)
Disciplined LargeCap Blend Fund (a)	50,032	$756
Inflation Protection Fund (a)	291,030	2,707
International Growth Fund (a)	59,676	775
Partners International Fund (a)	30,982	494
Partners LargeCap Blend Fund I (a)	43,411	416
Preferred Securities Fund (a)	145,146	1,353
SmallCap S&P 600 Index Fund (a)	20,017	324
Ultra Short Bond Fund (a)	273,072	2,550

		9,375

Principal Variable Contracts Fund, Inc.
Class 1 (55.26%)
Bond Account (a)	786,933	9,412
Capital Value Account (a)	9,156	318
Equity Growth Account (a)	17,285	341
Growth Account (a)	22,410	402
LargeCap Value Account (a)	24,318	327
Real Estate Securities Account (a)	48,315	921

		11,721

TOTAL INVESTMENT COMPANIES		$21,096

Total Investments		$21,096
Other Assets in Excess of Liabilities, Net—0.54%		114

TOTAL NET ASSETS—100.00%		$21,210

(a)	Affiliated Security
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$232
Unrealized Depreciation	(751)

Net Unrealized Appreciation (Depreciation)	(519)
Cost for federal income tax purposes	21,615
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Fixed Income Funds	75.54%
Domestic Equity Funds	17.94%
International Equity Funds	5.98%
Other Assets in Excess of Liabilities, Net	0.54%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal Life Time Strategic Income Account
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases		Sales		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond Account	529,335	$6,262	460,692	5,510	203,094	$2,375	786,933	$9,397
Capital Value Account	5,338	178	4,745	175	927	33	9,156	320
Disciplined LargeCap Blend Fund	—	—	51,902	883	1,870	31	50,032	852
Diversified International Account	31,442	546	17,674	374	49,116	1,007	—	—
Equity Growth Account	7,765	134	10,935	214	1,415	28	17,285	320
Equity Income Account	18,008	164	2,333	24	20,341	188	—	—
Equity Income Account I	—	—	10,740	204	10,740	220	—	—
Growth Account	10,341	143	13,873	222	1,804	29	22,410	336
Inflation Protection Fund	—	—	302,514	2,816	11,484	108	291,030	2,708
International Growth Fund	—	—	61,977	869	2,301	32	59,676	837
LargeCap Growth Equity Account	14,691	70	—	—	14,691	71	—	—
LargeCap Stock Index Account	69,274	636	20,889	226	90,163	994	—	—
LargeCap Value Account	21,332	261	11,137	163	8,151	121	24,318	310
Money Market Account	2,606,740	2,607	601,160	601	3,207,900	3,208	—	—
Partners International Fund	—	—	32,159	545	1,177	20	30,982	525
Partners LargeCap Blend Fund I	—	—	45,206	469	1,795	19	43,411	450
Preferred Securities Fund	—	—	151,255	1,564	6,109	60	145,146	1,504
Real Estate Securities Account	37,084	714	26,771	594	15,540	342	48,315	967
SmallCap Account	21,016	209	6,605	73	27,621	292	—	—
SmallCap S&P 600 Index Fund	—	—	20,826	395	809	15	20,017	380
Ultra Short Bond Fund	—	—	284,307	2,810	11,235	108	273,072	2,702

		$11,924		$18,731		$9,301		$21,608

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Bond Account	$362	$—	$—
Capital Value Account	4	—	14
Disciplined LargeCap Blend Fund	9	—	84
Diversified International Account	42	87	49
Equity Growth Account	1	—	—
Equity Income Account	24	—	—
Equity Income Account I	—	16	—
Growth Account	—	—	—
Inflation Protection Fund	131	—	—
International Growth Fund	30	—	42
LargeCap Growth Equity Account	—	1	—
LargeCap Stock Index Account	13	132	—
LargeCap Value Account	6	7	11
Money Market Account	60	—	—
Partners International Fund	21	—	32
Partners LargeCap Blend Fund I	6	—	11
Preferred Securities Fund	53	—	—
Real Estate Securities Account	14	1	104
SmallCap Account	6	10	23
SmallCap S&P 600 Index Fund	7	—	23
Ultra Short Bond Fund	71	—	—

	$860	$254	$393

Schedule of Investments
Real Estate Securities Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (94.57%)
Hotels & Motels (1.47%)
Starwood Hotels & Resorts Worldwide Inc (a)	68,880	$3,033

Real Estate Operator & Developer (0.47%)
Brookfield Properties Corp	50,455	971

REITS — Apartments (9.22%)
American Campus Communities Inc	4,856	130
AvalonBay Communities Inc	84,336	7,939
Equity Residential	95,738	3,492
Essex Property Trust Inc	58,245	5,678
Mid-America Apartment Communities Inc	41,580	1,778

		19,017

REITS — Diversified (9.53%)
Digital Realty Trust Inc	100,030	3,838
Entertainment Properties Trust	88,769	4,172
Vornado Realty Trust	132,199	11,627

		19,637

REITS — Healthcare (11.70%)
HCP Inc (b)	95,020	3,305
Health Care REIT Inc (b)	111,768	4,995
Nationwide Health Properties Inc (b)	139,680	4,386
Omega Healthcare Investors Inc	139,800	2,244
Ventas Inc	203,340	9,201

		24,131

REITS — Hotels (4.90%)
DiamondRock Hospitality Co	200,548	3,004
Host Hotels & Resorts Inc	192,371	3,278
LaSalle Hotel Properties	79,626	2,540
Sunstone Hotel Investors Inc	69,890	1,279

		10,101

REITS — Manufactured Homes (0.60%)
Equity Lifestyle Properties Inc	26,975	1,232

REITS — Office Property (9.76%)
Alexandria Real Estate Equities Inc	50,468	5,131
Boston Properties Inc	134,075	12,309
Douglas Emmett Inc	118,819	2,687

		20,127

REITS — Regional Malls (13.62%)
General Growth Properties Inc	75,288	3,100
Simon Property Group Inc	219,245	19,044
Taubman Centers Inc	120,733	5,939

		28,083

REITS — Shopping Centers (13.86%)
Acadia Realty Trust	148,751	3,809
Equity One Inc	75,151	1,731
Federal Realty Investment Trust	94,298	7,747
Kimco Realty Corp	261,860	9,532
Saul Centers Inc (b)	28,210	1,507
Tanger Factory Outlet Centers (b)	112,489	4,242

		28,568

REITS — Single Tenant (2.27%)
National Retail Properties Inc (b)	200,368	4,685

REITS — Storage (4.07%)
Public Storage	114,390	8,397

REITS — Warehouse & Industrial (13.10%)
AMB Property Corp	149,339	8,596
Prologis	290,554	18,415

		27,011

TOTAL COMMON STOCKS		$194,993

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (12.19%)
Commercial Paper (4.43%)
Investment in Joint Trading Account; General Electric Capital 4.00%, 1/ 2/2008	$9,145	$9,145

Money Market Funds (7.76%)
BNY Institutional Cash Reserve Fund (c)	16,000	16,000

TOTAL SHORT TERM INVESTMENTS		$25,145

REPURCHASE AGREEMENTS (2.62%)

Finance — Investment Banker & Broker (2.52%)

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 0 1/02/08 (collateralized by U.S. Government Agency Issues; $5,252,000; 0.00% - 6.50%; dated 01/15/08 -06/09/33) (c)	$5,196	$5,194

Money Center Banks (0.10%)

Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $217,000; 0% — 5.5%; dated 05/15/08 — 04/03/12)	211	211

TOTAL REPURCHASE AGREEMENTS		$5,405

Total Investments		$225,543
Liabilities in Excess of Other Assets, Net — (9.38)%		(19,350)

TOTAL NET ASSETS — 100.00%		$206,193

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
Real Estate Securities Account
December 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$15,421
Unrealized Depreciation	(24,400)

Net Unrealized Appreciation (Depreciation)	(8,979)
Cost for federal income tax purposes	234,522
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

REIT	Percent

REITS — Shopping Centers	13.86%
REITS — Regional Malls	13.62%
REITS — Warehouse & Industrial	13.10%
REITS — Healthcare	11.70%
REITS — Office Property	9.76%
REITS — Diversified	9.52%
REITS — Apartments	9.22%
Money Center Banks	7.86%
REITS — Hotels	4.90%
Diversified Financial Services	4.44%
REITS — Storage	4.07%
Finance — Investment Banker & Broker	2.52%
REITS — Single Tenant	2.27%
Hotels & Motels	1.47%
REITS — Manufactured Homes	0.60%
Real Estate Operator & Developer	0.47%
Liabilities in Excess of Other Assets, Net	(9.38%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.92%)
Principal Investors Fund, Inc.Institutional
Class (20.90%)
Disciplined LargeCap Blend Fund (a)	3,667,094	$55,446
High Yield Fund II (a)	3,332,229	27,657
Partners LargeCap Growth Fund II (a)(b)	4,644,177	41,612
Preferred Securities Fund (a) Principal Variable Contracts Fund, Inc.	2,174,626	20,268

		144,983

Principal Variable Contracts Fund, Inc.
Class 1 (79.02%)
Diversified International Account (a)	2,251,259	48,785
Equity Income Account I (a)	4,660,700	90,045
Growth Account (a)	4,949,885	88,702
Income Account (a)	6,967,874	72,884
International Emerging Markets Account (a)	495,745	13,688
MidCap Stock Account (a)	1,325,977	20,181
Money Market Account (a)	6,954,317	6,954
Mortgage Securities Account (a)	10,680,103	112,034
Real Estate Securities Account (a)	684,197	13,041
Short-Term Income Account (a)	13,408,194	33,520
SmallCap Growth Account (a)(b)	904,715	10,269
SmallCap Value Account (a)	429,951	6,746
West Coast Equity Account (a)	1,246,680	31,329

		548,178

TOTAL INVESTMENT COMPANIES		$693,161

Total Investments		$693,161
Other Assets in Excess of Liabilities, Net - 0.08%		549

TOTAL NET ASSETS - 100.00%		$693,710

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund, Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$109,149
Unrealized Depreciation	(8,086)

Net Unrealized Appreciation (Depreciation)	101,063
Cost for federal income tax purposes	592,098
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	51.52%
Fixed Income Funds	39.40%
International Equity Funds	9.00%
Other Assets in Excess of Liabilities, Net	0.08%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	5,280,518	$89,223	1,613,424	$26,410	3,667,094	$61,722
Diversified International Account	—	—	3,287,139	57,333	1,035,880	21,946	2,251,259	35,382
Equity Income Account I	—	—	5,801,066	82,418	1,140,366	22,443	4,660,700	59,881
Growth Account	—	—	8,481,284	104,624	3,531,399	60,600	4,949,885	54,418
High Yield Fund II	—	—	4,357,982	34,159	1,025,753	8,819	3,332,229	25,387
Income Account	—	—	7,988,020	77,753	1,020,146	10,696	6,967,874	67,049
International Emerging Markets Account	—	—	666,382	14,309	170,637	4,095	495,745	10,541
LargeCap Blend Account	—	—	7,143,762	71,229	7,143,762	93,358	—	—
MidCap Stock Account	—	—	2,291,213	26,292	965,236	16,713	1,325,977	13,374
Money Market Account	—	—	10,966,399	10,966	4,012,082	4,012	6,954,317	6,954
Mortgage Securities Account	—	—	12,994,977	132,407	2,314,874	24,036	10,680,103	107,605
Partners LargeCap Growth Fund II	—	—	4,647,181	41,825	3,004	27	4,644,177	41,798
Preferred Securities Fund	—	—	2,176,082	20,674	1,456	14	2,174,626	20,660
Real Estate Securities Account	—	—	1,023,489	21,692	339,292	8,295	684,197	13,009
Short-Term Income Account	—	—	14,046,164	34,880	637,970	1,604	13,408,194	33,237
SmallCap Growth Account	—	—	1,326,993	8,223	422,278	4,831	904,715	5,015
SmallCap Value Account	—	—	872,132	15,756	442,181	7,545	429,951	7,620
West Coast Equity Account	—	—	1,906,400	31,430	659,720	16,104	1,246,680	18,469
WM High Yield Fund	3,820,680	29,531	26,951	235	3,847,631	29,766	—	—
WM VT Equity Income Fund	4,587,979	58,470	—	—	4,587,979	58,470	—	—
WM VT Growth & Income Fund	4,334,030	69,756	54,041	1,092	4,388,071	70,848	—	—
WM VT Growth Fund	7,967,100	97,020	13,652	199	7,980,752	97,219	—	—
WM VT Income Fund	7,133,449	69,035	—	—	7,133,449	69,035	—	—
WM VT International Growth Fund	3,476,020	40,276	685,969	10,070	4,161,989	50,346	—	—
WM VT Mid Cap Stock Fund	2,089,232	22,723	—	—	2,089,232	22,723	—	—
WM VT REIT Fund	1,112,143	11,121	526,499	7,366	1,638,642	18,487	—	—
WM VT Short Term Income Fund	2,878,170	7,036	—	—	2,878,170	7,036	—	—
WM VT Small Cap Growth Fund	1,343,417	7,744	—	—	1,343,417	7,744	—	—
WM VT Small Cap Value Fund	1,193,805	12,048	215,250	2,252	1,409,055	14,300	—	—
WM VT US Government Securities Fund	12,007,961	122,453	—	—	12,007,961	122,453	—	—
WM VT West Coast Equity Fund	1,819,754	29,267	—	—	1,819,754	29,267	—	—

		$576,480		$896,407		$929,242		$582,121

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$654	$-1,091	$7,357
Diversified International Account	2,418	-5	2,796
Equity Income Account I	1,982	-94	3,625
Growth Account	211	10,394	—
High Yield Fund II	2,567	47	671
Income Account	4,657	-8	—
International Emerging Markets Account	801	327	457
LargeCap Blend Account	—	22,129	—
MidCap Stock Account	493	3,795	1,535
Money Market Account	200	—	—
Mortgage Securities Account	6,489	-766	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	129	—	—
Real Estate Securities Account	242	-388	1,740
Short-Term Income Account	321	-39	—
SmallCap Growth Account	—	1,623	—
SmallCap Value Account	193	-591	710
West Coast Equity Account	404	3,143	1,019
WM High Yield Fund	50	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	1,092	—	—
WM VT Growth Fund	199	—	—
WM VT Income Fund	—	—	—
WM VT International Growth Fund	1,199	—	8,870
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	1,108	—	6,258
WM VT Short Term Income Fund	—	—	—
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	314	—	1,938
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$25,723	$38,476	$36,976

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (100.08%)
Principal Investors Fund, Inc. Institutional
Class (18.24%)
Disciplined LargeCap Blend Fund (a)	264,654	$4,001
High Yield Fund II (a)	556,878	4,622
Partners LargeCap Growth Fund II (a)(b)	350,050	3,136
Preferred Securities Fund (a)	298,505	2,782

		14,541

Principal Variable Contracts Fund, Inc.
Class 1 (81.84%)
Diversified International Account (a)	175,377	3,800
Equity Income Account I (a)	349,485	6,752
Growth Account (a)	357,371	6,404
Income Account (a)	1,308,193	13,684
International Emerging Markets Account (a)	40,976	1,131
MidCap Stock Account (a)	118,755	1,807
Money Market Account (a)	818,505	819
Mortgage Securities Account (a)	1,925,309	20,196
Real Estate Securities Account (a)	55,543	1,059
Short-Term Income Account (a)	2,338,237	5,846
SmallCap Growth Account (a)(b)	69,393	788
SmallCap Value Account (a)	24,797	389
West Coast Equity Account (a)	102,376	2,573

		65,248

TOTAL INVESTMENT COMPANIES		$79,789

Total Investments		$79,789
Liabilities in Excess of Other Assets, Net — (0.08)%		(64)

TOTAL NET ASSETS — 100.00%		$79,725

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund, Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$7,208
Unrealized Depreciation	(797)

Net Unrealized Appreciation (Depreciation)	6,411
Cost for federal income tax purposes	73,378
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Fixed Income Funds	60.14%
Domestic Equity Funds	33.75%
International Equity Funds	6.19%
Liabilities in Excess of Other Assets, Net	(0.08%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	404,294	$6,826	139,640	$2,287	264,654	$4,438
Diversified International Account	—	—	252,727	4,346	77,350	1,645	175,377	2,734
Equity Income Account I	—	—	466,806	7,102	117,321	2,306	349,485	4,826
Growth Account	—	—	653,372	8,174	296,001	5,041	357,371	3,962
High Yield Fund II	—	—	656,014	5,212	99,136	868	556,878	4,346
Income Account	—	—	1,634,670	16,857	326,477	3,417	1,308,193	13,298
International Emerging Markets Account	—	—	55,867	1,230	14,891	358	40,976	901
LargeCap Blend Account	—	—	529,120	5,214	529,120	6,900	—	—
MidCap Stock Account	—	—	203,708	2,826	84,953	1,503	118,755	1,469
Money Market Account	—	—	1,363,701	1,364	545,196	545	818,505	819
Mortgage Securities Account	—	—	2,398,086	24,949	472,777	4,900	1,925,309	19,855
Partners LargeCap Growth Fund II	—	—	350,050	3,164	—	—	350,050	3,164
Preferred Securities Fund	—	—	298,505	2,813	—	—	298,505	2,813
Real Estate Securities Account	—	—	90,906	2,007	35,363	850	55,543	1,105
Short-Term Income Account	—	—	2,672,047	6,702	333,810	840	2,338,237	5,831
SmallCap Growth Account	—	—	96,446	680	27,053	305	69,393	388
SmallCap Value Account	—	—	65,996	1,185	41,199	672	24,797	433
West Coast Equity Account	—	—	160,161	2,971	57,785	1,408	102,376	1,677
WM High Yield Fund	499,433	3,865	3,530	31	502,963	3,895	—	—
WM VT Equity Income Fund	355,930	4,922	—	—	355,930	4,922	—	—
WM VT Growth & Income Fund	297,217	4,621	3,706	75	300,923	4,696	—	—
WM VT Growth Fund	514,764	6,057	882	13	515,646	6,070	—	—
WM VT Income Fund	1,251,641	12,916	—	—	1,251,641	12,916	—	—
WM VT International Growth Fund	237,056	2,583	46,781	687	283,837	3,270	—	—
WM VT Mid Cap Stock Fund	150,437	1,892	—	—	150,437	1,892	—	—
WM VT REIT Fund	81,158	876	38,421	538	119,579	1,414	—	—
WM VT Short Term Income Fund	1,630,858	4,110	—	—	1,630,858	4,110	—	—
WM VT Small Cap Growth Fund	83,391	489	—	—	83,391	489	—	—
WM VT Small Cap Value Fund	77,395	778	13,955	146	91,350	924	—	—
WM VT US Government Securities Fund	1,851,130	19,349	—	—	1,851,130	19,349	—	—
WM VT West Coast Equity Fund	126,550	2,141	—	—	126,550	2,141	—	—

		$64,599		$105,112		$99,933		$72,059

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$47	$-101	$523
Diversified International Account	166	33	191
Equity Income Account I	138	30	252
Growth Account	15	829	—
High Yield Fund II	352	2	110
Income Account	834	-142	—
International Emerging Markets Account	54	29	31
LargeCap Blend Account	—	1,686	—
MidCap Stock Account	35	146	110
Money Market Account	5	—	—
Mortgage Securities Account	1,032	-194	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	19	—	—
Real Estate Securities Account	17	-52	125
Short-Term Income Account	202	-31	—
SmallCap Growth Account	—	13	—
SmallCap Value Account	14	-80	49
West Coast Equity Account	28	114	72
WM High Yield Fund	6	-1	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	75	—	—
WM VT Growth Fund	13	—	—
WM VT Income Fund	—	—	—
WM VT International Growth Fund	82	—	605
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	81	—	456
WM VT Short Term Income Fund	—	—	—
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	20	—	126
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$3,235	$2,281	$2,650

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.83%)
Principal Investors Fund, Inc. Institutional
Class (20.50%)
Disciplined LargeCap Blend Fund (a)	2,666,645	$40,320
High Yield Fund II (a)	1,139,291	9,456
Partners LargeCap Growth Fund II (a)(b)	2,536,041	22,723
Preferred Securities Fund (a)	602,406	5,614

		78,113

Principal Variable Contracts Fund, Inc.
Class 1 (79.33%)
Diversified International Account (a)	1,743,173	37,774
Equity Income Account I (a)	3,344,770	64,621
Growth Account (a)	3,796,190	68,028
Income Account (a)	1,639,096	17,145
International Emerging Markets Account (a)	381,924	10,545
MidCap Stock Account (a)	1,180,148	17,962
Money Market Account (a)	3,206,622	3,207
Mortgage Securities Account (a)	2,584,324	27,109
Real Estate Securities Account (a)	563,725	10,745
Short-Term Income Account (a)	2,781,143	6,953
SmallCap Growth Account (a)(b)	668,450	7,587
SmallCap Value Account (a)	365,914	5,741
West Coast Equity Account (a)	989,326	24,862

		302,279

TOTAL INVESTMENT COMPANIES		$380,392

Total Investments		$380,392
Other Assets in Excess of Liabilities, Net - 0.17%		636

TOTAL NET ASSETS - 100.00%		$381,028

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund, Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$71,159
Unrealized Depreciation	(6,103)

Net Unrealized Appreciation (Depreciation)	65,056
Cost for federal income tax purposes	315,336
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Domestic Equity Funds	68.91%
Fixed Income Funds	18.24%
International Equity Funds	12.68%
Other Assets in Excess of Liabilities, Net	0.17%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	3,827,297	$64,647	1,160,652	$18,584	2,666,645	$44,867
Diversified International Account	—	—	2,654,653	48,730	911,480	19,054	1,743,173	29,568
Equity Income Account I	—	—	4,146,344	57,933	801,574	15,702	3,344,770	42,190
Growth Account	—	—	5,949,172	84,363	2,152,982	36,791	3,796,190	45,460
High Yield Fund II	—	—	1,369,602	10,464	230,311	1,988	1,139,291	8,487
Income Account	—	—	1,859,620	17,945	220,524	2,294	1,639,096	15,615
International Emerging Markets Account	—	—	512,343	11,199	130,419	3,176	381,924	8,315
LargeCap Blend Account	—	—	5,317,072	54,757	5,317,072	69,411	—	—
MidCap Stock Account	—	—	1,634,735	17,865	454,587	8,092	1,180,148	11,848
Money Market Account	—	—	3,206,622	3,207	—	—	3,206,622	3,207
Mortgage Securities Account	—	—	3,044,449	30,746	460,125	4,756	2,584,324	25,823
Partners LargeCap Growth Fund II	—	—	2,536,041	22,870	—	—	2,536,041	22,870
Preferred Securities Fund	—	—	602,914	5,704	508	5	602,406	5,699
Real Estate Securities Account	—	—	923,939	20,537	360,214	9,469	563,725	11,123
Short-Term Income Account	—	—	2,781,143	6,931	—	—	2,781,143	6,931
SmallCap Growth Account	—	—	1,026,127	6,595	357,677	4,093	668,450	3,758
SmallCap Value Account	—	—	758,944	13,697	393,030	6,939	365,914	6,447
West Coast Equity Account	—	—	1,403,498	21,883	414,172	10,101	989,326	14,096
WM High Yield Fund	1,174,208	8,774	8,269	72	1,182,477	8,846	—	—
WM VT Equity Income Fund	3,395,910	43,090	—	—	3,395,910	43,090	—	—
WM VT Growth & Income Fund	3,198,057	53,099	39,926	807	3,237,983	53,906	—	—
WM VT Growth Fund	5,519,663	77,981	9,464	138	5,529,127	78,119	—	—
WM VT Income Fund	1,486,627	14,079	—	—	1,486,627	14,079	—	—
WM VT International Growth Fund	2,399,860	28,948	474,439	6,965	2,874,299	35,913	—	—
WM VT Mid Cap Stock Fund	1,505,941	15,552	—	—	1,505,941	15,552	—	—
WM VT REIT Fund	817,370	8,174	388,328	5,433	1,205,698	13,607	—	—
WM VT Small Cap Growth Fund	1,054,894	6,393	—	—	1,054,894	6,393	—	—
WM VT Small Cap Value Fund	939,388	9,401	169,596	1,774	1,108,984	11,175	—	—
WM VT US Government Securities Fund	2,825,718	28,546	—	—	2,825,718	28,546	—	—
WM VT West Coast Equity Fund	1,331,568	20,090	—	—	1,331,568	20,090	—	—

		$314,127		$515,262		$539,771		$306,304

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$476	$-1,196	$5,852
Diversified International Account	1,768	-108	2,045
Equity Income Account I	1,448	-41	2,648
Growth Account	149	-2,112	—
High Yield Fund II	825	11	232
Income Account	1,098	-36	—
International Emerging Markets Account	582	292	332
LargeCap Blend Account	—	14,654	—
MidCap Stock Account	387	2,075	1,208
Money Market Account	11	—	—
Mortgage Securities Account	1,537	-167	—
Partners LargeCap Growth Fund II	—	—	—
Preferred Securities Fund	34	—	—
Real Estate Securities Account	178	55	1,283
Short-Term Income Account	—	—	—
SmallCap Growth Account	—	1,256	—
SmallCap Value Account	146	-311	538
West Coast Equity Account	295	2,314	744
WM High Yield Fund	15	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	807	—	—
WM VT Growth Fund	138	—	—
WM VT Income Fund	—	—	—
WM VT International Growth Fund	829	—	6,135
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	817	—	4,616
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	247	—	1,527
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$11,787	$16,686	$27,160

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007

	Shares	Value
	Held	(000’s)

INVESTMENT COMPANIES (99.77%)
Principal Investors Fund, Inc. Institutional
Class (17.72%)
Disciplined LargeCap Blend Fund (a)	543,510	$8,218
High Yield Fund II (a)	1,200,481	9,964
Partners LargeCap Growth Fund II (a)(b)	562,465	5,039
Preferred Securities Fund (a)	682,591	6,362

		29,583

Principal Variable Contracts Fund, Inc.
Class 1 (82.05%)
Diversified International Account (a)	231,452	5,016
Equity Income Account I (a)	432,558	8,357
Growth Account (a)	469,799	8,419
Income Account (a)	3,506,911	36,682
International Emerging Markets Account (a)	49,925	1,378
MidCap Stock Account (a)	215,190	3,275
Money Market Account (a)	1,702,973	1,703
Mortgage Securities Account (a)	4,475,400	46,947
Real Estate Securities Account (a)	65,863	1,255
Short-Term Income Account (a)	8,010,222	20,026
SmallCap Growth Account (a)(b)	100,211	1,137
SmallCap Value Account (a)	51,340	806
West Coast Equity Account (a)	80,449	2,022

		137,023

TOTAL INVESTMENT COMPANIES		$166,606

Total Investments		$166,606
Other Assets in Excess of Liabilities, Net 0.23%		389

TOTAL NET ASSETS — 100.00%		$166,995

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund, Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$13,667
Unrealized Depreciation	(1,711)

Net Unrealized Appreciation (Depreciation)	11,956
Cost for federal income tax purposes	154,650
All dollar amounts are shown in thousands (OOO’s)

Portfolio Summary (unaudited)
Fund Type	Percent

Fixed Income Funds	72.87%
Domestic Equity Funds	23.07%
International Equity Funds	3.83%
Other Assets in Excess of Liabilities, Net	0.23%

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	688,403	$11,627	144,893	$2,425	543,510	$9,159
Diversified International Account	—	—	232,099	5,043	647	13	231,452	5,029
Equity Income Account I	—	—	560,680	7,404	128,122	2,539	432,558	4,959
Growth Account	—	—	974,895	10,936	505,096	8,677	469,799	4,619
High Yield Fund II	—	—	1,596,577	11,828	396,096	3,425	1,200,481	8,619
Income Account	—	—	4,852,946	48,564	1,346,035	14,046	3,506,911	34,691
International Emerging Markets Account	—	—	50,279	1,346	354	9	49,925	1,337
LargeCap Blend Account	—	—	921,349	7,649	921,349	12,046	—	—
MidCap Stock Account	—	—	335,522	3,807	120,332	2,131	215,190	2,276
Money Market Account	—	—	1,702,973	1,703	—	—	1,702,973	1,703
Mortgage Securities Account	—	—	6,126,140	63,349	1,650,740	17,088	4,475,400	45,751
Partners LargeCap Growth Fund II	—	—	565,666	5,101	3,201	28	562,465	5,072
Preferred Securities Fund	—	—	686,108	6,616	3,517	33	682,591	6,582
Real Estate Securities Account	—	—	99,326	2,162	33,463	707	65,863	1,277
Short-Term Income Account	—	—	9,753,894	24,496	1,743,672	4,369	8,010,222	19,983
SmallCap Growth Account	—	—	198,573	1,014	98,362	1,112	100,211	469
SmallCap Value Account	—	—	127,015	2,280	75,675	1,274	51,340	910
West Coast Equity Account	—	—	111,100	1,469	30,651	755	80,449	988
WM High Yield Fund	1,427,830	10,377	10,202	89	1,438,032	10,466	—	—
WM VT Equity Income Fund	442,423	5,076	—	—	442,423	5,076	—	—
WM VT Growth & Income Fund	554,994	7,379	6,920	140	561,914	7,519	—	—
WM VT Growth Fund	923,910	10,183	1,583	23	925,493	10,206	—	—
WM VT Income Fund	4,423,594	44,202	—	—	4,423,594	44,202	—	—
WM VT Mid Cap Stock Fund	308,381	3,325	—	—	308,381	3,325	—	—
WM VT REIT Fund	95,928	959	45,413	635	141,341	1,594	—	—
WM VT Short Term Income Fund	8,831,301	22,220	—	—	8,831,301	22,220	—	—
WM VT Small Cap Growth Fund	203,515	968	—	—	203,515	968	—	—
WM VT Small Cap Value Fund	176,401	1,763	31,806	333	208,207	2,096	—	—
WM VT US Government Securities Fund	5,636,978	58,404	—	—	5,636,978	58,404	—	—
WM VT West Coast Equity Fund	104,959	1,317	—	—	104,959	1,317	—	—

		$166,173		$217,614		$238,070		$153,424

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2007

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$97	$-43	$988
Diversified International Account	—	-1	—
Equity Income Account I	187	94	342
Growth Account	23	2,360	—
High Yield Fund II	929	216	244
Income Account	2,819	173	—
International Emerging Markets Account	—	—	—
LargeCap Blend Account	—	4,397	—
MidCap Stock Account	74	600	231
Money Market Account	5	—	—
Mortgage Securities Account	2,995	-510	—
Partners LargeCap Growth Fund II	—	-1	—
Preferred Securities Fund	31	-1	—
Real Estate Securities Account	28	-178	201
Short-Term Income Account	1,056	-144	—
SmallCap Growth Account	—	567	—
SmallCap Value Account	29	-96	102
West Coast Equity Account	26	274	67
WM High Yield Fund	19	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	140	—	—
WM VT Growth Fund	23	—	—
WM VT Income Fund	—	—	—
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	96	—	540
WM VT Short Term Income Fund	—	—	—
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	46	—	286
WM VT US Government Securities Fund	—	—	—
WM VT West Coast Equity Fund	—	—	—

	$8,623	$7,707	$3,001

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2007

	Shares		Value
	Held		(000's)
INVESTMENT COMPANIES (99.64%)
Principal Investors Fund, Inc. Institutional
Class (25.52%)
Disciplined LargeCap Blend Fund (a)		2,134,095	$32,267
High Yield Fund II (a)		996,749	8,273
Partners LargeCap Growth Fund II (a)(b)		2,073,555	18,579

			59,119

Principal Variable Contracts Fund, Inc.
Class 1 (74.12%)
Diversified International Account (a)		1,184,948	25,679
Equity Income Account I (a)		2,255,487	43,576
Growth Account (a)		2,381,675	42,680
International Emerging Markets Account (a)		257,558	7,111
MidCap Stock Account (a)		879,768	13,390
Money Market Account (a)		2,210,994	2,211
Real Estate Securities Account (a)		337,437	6,431
Short-Term Income Account (a)		912,343	2,281
SmallCap Growth Account (a)(b)		448,418	5,090
SmallCap Value Account (a)		295,804	4,641
West Coast Equity Account (a)		741,981	18,646

			171,736

TOTAL INVESTMENT COMPANIES	$		230,855

Total Investments	$		230,855
Other Assets in Excess of Liabilities, Net - 0.36%			835

TOTAL NET ASSETS - 100.00%	$		231,690

(a)	Affiliated Security

(b)	Non-Income Producing Security

(c)	Purchases of the Principal Variable Contracts Fund, Inc. and Sales of the WM VT Group of Funds include activity from the acquisition of the WM VT Group of Funds by the Principal Variable Contracts Fund, Inc.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$38,388
Unrealized Depreciation	(5,275)

Net Unrealized Appreciation (Depreciation)	33,113
Cost for federal income tax purposes	197,742
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Fund Type	Percent

Domestic Equity Funds	79.98%
International Equity Funds	14.15%
Fixed Income Funds	5.51%
Other Assets in Excess of Liabilities, Net	0.36%

TOTAL NET ASSETS	100.00%

Schedule of Investments SAM
Strategic Growth Portfolio
December 31, 2007
Affiliated Securities

	December 31, 2006		Purchases (c)		Sales (c)		December 31, 2007
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	—	$—	2,519,641	$42,535	$385,546	$6,213	2,134,095	$35,939
Diversified International Account	—	—	1,484,433	27,829	299,485	6,282	1,184,948	21,221
Equity Income Account I	—	—	2,581,216	39,995	325,729	6,430	2,255,487	33,488
Growth Account	—	—	3,728,038	52,447	1,346,363	23,409	2,381,675	29,326
High Yield Fund II	—	—	1,227,266	9,881	230,517	1,989	996,749	7,870
International Emerging Markets Account	—	—	311,443	6,806	53,885	1,319	257,558	5,601
LargeCap Blend Account	—	—	3,079,904	32,662	3,079,904	40,312	—	—
MidCap Stock Account	—	—	1,164,868	14,072	285,100	5,117	879,768	9,577
Money Market Account	—	—	2,210,994	2,211	—	—	2,210,994	2,211
Partners LargeCap Growth Fund II	—	—	2,073,555	18,697	—	—	2,073,555	18,697
Real Estate Securities Account	—	—	467,674	10,396	130,237	2,970	337,437	6,928
Short-Term Income Account	—	—	912,343	2,274	—	—	912,343	2,274
SmallCap Growth Account	—	—	630,797	4,655	182,379	2,084	448,418	2,859
SmallCap Value Account	—	—	415,293	7,505	119,489	2,109	295,804	5,235
West Coast Equity Account	—	—	954,245	16,335	212,264	5,183	741,981	11,655
WM High Yield Fund	993,897	7,863	7,009	61	1,000,906	7,924	—	—
WM VT Equity Income Fund	1,912,486	26,786	—	—	1,912,486	26,786	—	—
WM VT Growth & Income Fund	1,794,010	30,497	22,370	452	1,816,380	30,949	—	—
WM VT Growth Fund	3,409,658	47,597	5,842	85	3,415,500	47,682	—	—
WM VT International Growth Fund	1,454,402	18,391	287,015	4,213	1,741,417	22,604	—	—
WM VT Mid Cap Stock Fund	973,416	10,645	—	—	973,416	10,645	—	—
WM VT REIT Fund	438,644	4,774	207,658	2,905	646,302	7,679	—	—
WM VT Small Cap Growth Fund	589,485	3,895	—	—	589,485	3,895	—	—
WM VT Small Cap Value Fund	525,060	5,299	94,671	990	619,731	6,289	—	—
WM VT West Coast Equity Fund	796,328	12,429	—	—	796,328	12,429	—	—

		$168,176		$297,006		$280,299		$192,881

	Income Distribution from	Realized Gain/Loss	Realized Gain/Loss from
	Other Investment Companies	on Investments	Other Investment Companies
	(000’s)	(000’s)	(000’s)
Disciplined LargeCap Blend Fund	$381	$-383	$4,015
Diversified International Account	1,098	-326	1,270
Equity Income Account I	864	-77	1,580
Growth Account	92	288	—
High Yield Fund II	716	-22	201
International Emerging Markets Account	360	114	205
LargeCap Blend Account	—	7,650	—
MidCap Stock Account	263	622	818
Money Market Account	5	—	—
Partners LargeCap Growth Fund II	—	—	—
Real Estate Securities Account	111	-498	800
Short-Term Income Account	—	—	—
SmallCap Growth Account	—	288	—
SmallCap Value Account	89	-161	327
West Coast Equity Account	196	503	496
WM High Yield Fund	13	—	—
WM VT Equity Income Fund	—	—	—
WM VT Growth & Income Fund	452	—	—
WM VT Growth Fund	85	—	—
WM VT International Growth Fund	502	—	3,712
WM VT Mid Cap Stock Fund	—	—	—
WM VT REIT Fund	437	—	2,468
WM VT Small Cap Growth Fund	—	—	—
WM VT Small Cap Value Fund	138	—	852
WM VT West Coast Equity Fund	—	—	—

	$5,802	$7,998	$16,744

See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (87.68%)
Agricultural Operations (0.19%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008	$300	$298

Airlines (0.15%)
American Airlines Inc
7.69%, 5/23/2008	93	93
7.25%, 2/ 5/2009	150	149

		242

Appliances (0.06%)
Whirlpool Corp
5.49%, 6/15/2009 (a)	100	100

Asset Backed Securities (3.68%)
Carrington Mortgage Loan Trust
5.15%, 12/25/2035 (a)(b)	500	496
Chase Funding Mortgage Loan Asset-Backed Certificates
5.10%, 12/25/2033 (a)	49	48
Citigroup Mortgage Loan Trust Inc
5.11%, 7/25/2035 (a)	116	115
5.11%, 8/25/2035 (a)(b)	153	149
5.68%, 7/25/2037 (a)(c)	182	182
CNH Equipment Trust
6.05%, 9/15/2010 (a)(c)	160	160
5.26%, 2/15/2011 (a)	182	182
Countrywide Asset-Backed Certificates
5.11%, 4/25/2036 (a)(b)	300	292
5.37%, 2/25/2037 (a)	325	93
6.02%, 9/25/2046 (a)	900	884
Countrywide Home Equity Loan Trust
5.26%, 12/15/2035 (a)(b)	69	66
5.27%, 2/15/2036 (a)(b)	250	241
First Horizon Asset Back Trust
5.00%, 10/25/2026 (a)	297	260
First-Citizens Home Equity Loan LLC
5.24%, 9/15/2022 (a)(d)	70	68
Ford Credit Floorplan Master Owner Trust
5.48%, 6/15/2011 (a)	325	317
GMAC Mortgage Corp Loan Trust
5.05%, 8/25/2035 (a)	200	191
Great America Leasing Receivables
5.39%, 9/15/2011 (d)	490	497
JP Morgan Mortgage Acquisition Corp
4.94%, 3/25/2037 (a)	270	262
Marriott Vacation Club Owner Trust
5.81%, 10/20/2029 (c)(d)	165	165
Nomura Asset Acceptance Corp
5.09%, 1/25/2036 (a)(d)	233	170
Popular ABS Mortgage Pass-Through Trust
5.12%, 11/25/2035 (a)(b)	250	247
Residential Asset Securities Corp
4.59%, 8/25/2031	315	311
Swift Master Auto Receivables Trust
5.13%, 6/15/2012 (a)	$220	$217
Wells Fargo Home Equity Trust
4.97%, 3/25/2037 (a)	161	158

		5,771

Auto — Car & Light Trucks (0.43%)
Daimler Finance North America LLC
4.75%, 1/15/2008	100	100
4.05%, 6/4/2008	200	199
5.54%, 3/13/2009 (a)	150	149
5.88%, 3/15/2011	225	228

		676

Auto/Truck Parts & Equipment — Original (0.09%)
Tenneco Inc
10.25%, 7/15/2013	129	137

Automobile Sequential (2.19%)
Capital Auto Receivables Asset Trust
5.18%, 11/15/2008 (a)	115	115
5.06%, 10/15/2009 (a)	350	350
5.26%, 3/15/2010 (a)(b)	400	399
5.40%, 6/15/2010 (a)	100	100
5.52%, 3/15/2011 (a)	270	274
CPS Auto Trust
5.53%, 11/15/2010 (c)(d)	475	475
Ford Credit Auto Owner Trust
5.47%, 9/15/2012 (a)	200	197
5.60%, 10/15/2012	240	240
5.69%, 11/15/2012 (a)	225	224
Hyundai Auto Receivables Trust
5.43%, 1/17/2012 (a)	300	298
Morgan Stanley Auto Loan Trust
3.33%, 10/15/2011	389	388
WFS Financial Owner Trust
3.93%, 2/17/2012 (b)	223	222
4.50%, 5/17/2013	160	160

		3,442

Beverages - Non-Alcoholic (0.24%)
Panamerican Beverages Inc
7.25%, 7/ 1/2009	200	208
PepsiAmericas Inc
5.75%, 7/31/2012	160	167

		375

Beverages - Wine & Spirits (0.11%)
Diageo Capital PLC
5.20%, 1/30/2013	175	176

Brewery (0.25%)
Coors Brewing Co
6.38%, 5/15/2012	24	26
See accompanying notes

Schedule of nvestments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Brewery (continued)
SABMiller PLC
5.53%, 7/ 1/2009 (a)(d)	$150	$150
6.20%, 7/ 1/2011 (d)	200	209

		385

Broadcasting Services & Programming (0.16%)
Clear Channel Communications Inc
4.63%, 1/15/2008	250	250

Building — Residential & Commercial (0.17%)
Centex Corp
4.75%, 1/15/2008	275	274

Building & Construction Products - Miscellaneous (0.21%)
CRH America Inc
6.95%, 3/15/2012	200	211
Masco Corp
5.88%, 7/15/2012	111	114

		325

Building Products - Cement & Aggregate (0.18%)
Martin Marietta Materials Inc
5.13%, 4/30/2010 (a)	280	277

Building Products - Wood (0.31%)
Masco Corp
5.43%, 3/12/2010 (a)	350	338
Norbord Inc
8.13%, 3/20/2008	150	150

		488

Cable TV (0.96%)
Comcast Corp
5.54%, 7/14/2009 (a)	350	349
5.45%, 11/15/2010	145	148
COX Communications Inc
4.63%, 1/15/2010	250	248
7.13%, 10/ 1/2012	150	160
DirecTV Holdings LLC/DirecTV Financing
8.38%, 3/15/2013	200	208
EchoStar DBS Corp
5.75%, 10/ 1/2008	200	200
Rogers Cable Inc
7.88%, 5/ 1/2012	175	191

		1,504

Casino Hotels (0.19%)
Caesars Entertainment Inc
8.88%, 9/15/2008	135	140
Mandalay Resort Group
9.50%, 8/ 1/2008	150	153

		293

Cellular Telecommunications (0.48%)
America Movil SAB de CV
4.96%, 6/27/2008 (a)(b)(d)	$175	$174
Rogers Wireless Inc
7.25%, 12/15/2012	325	352
Vodafone Group PLC
5.33%, 6/15/2011 (a)(b)	225	220

		746

Chemicals — Diversified (0.07%)
Huntsman LLC
11.50%, 7/15/2012	100	109

Coatings & Paint (0.14%)
Valspar Corp
5.63%, 5/ 1/2012	220	222

Commercial Banks (0.93%)
BBVA Bancomer SA/Grand Cayman
6.01%, 5/17/2022 (a)(d)	165	159
Colonial Bank NA/Montgomery AL
8.00%, 3/15/2009	200	207
9.38%, 6/ 1/2011 (d)	340	383
Glitnir Banki HF
5.40%, 10/15/2008 (a)(d)	100	100
HSBC America Capital Trust I
7.81%, 12/15/2026 (d)	175	182
VTB Capital SA
6.61%, 10/31/2012 (d)	300	294
Wachovia Bank NA/Chariotte NC
7.88%, 2/15/2010	125	133

		1,458

Computer Services (0.05%)
Sungard Data Systems Inc
3.75%, 1/15/2009	75	73

Computers - Integrated Systems (0.23%)
NCR Corp
7.13%, 6/15/2009	350	362

Computers - Memory Devices (0.13%)
Seagate Technology HDD Holdings
6.07%, 10/ 1/2009 (a)	100	98
6.38%, 10/ 1/2011 (e)	100	99

		197

Containers — Metal & Glass (0.08%)
Vitro SAB de CV
8.63%, 2/ 1/2012	140	132

Containers — Paper & Plastic (0.06%)
Pactiv Corp
5.88%, 7/15/2012	90	92
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Credit Card Asset Backed Securities (1.90%)
American Express Credit Account Master Trust
5.31%, 3/15/2012 (a)	$600	$593
BA Credit Card Trust
5.63%, 3/15/2012 (a)	350	348
Bank One Issuance Trust
5.40%, 12/15/2010 (a)(b)	150	150
Chase Credit Card Master Trust
5.36%, 1/17/2011 (a)	225	225
Citibank Credit Card Issuance Trust
4.40%, 9/15/2010	300	299
Citibank Credit Card Master Trust I
5.88%, 3/10/2011	200	204
MBNA Master Credit Card Trust
5.69%, 9/15/2010	425	425
Providian Gateway Master Trust
5.40%, 5/16/2011 (a)(c)(d)	415	415
5.39%, 7/15/2011 (a)(c)(d)	325	325

		2,984

Cruise Lines (0.13%)
Royal Caribbean Cruises Ltd
6.75%, 3/15/2008	200	200

Data Processing & Management (0.10%)
Fidelity National Information Services
4.75%, 9/15/2008	155	153

Diversified Financial Services (0.31%)
IBM International Group Capital LLC
5.05%, 10/22/2012	175	178
TNK-BP Finance SA
6.13%, 3/20/2012 (d)	325	310

		488

Diversified Manufacturing Operations (0.19%)
Tyco Electronics Group SA
6.00%, 10/1/2012 (d)	285	292

Diversified Operations (0.17%)
Capmark Financial Group Inc
5.53%, 5/10/2010 (a)(d)	325	262

Electric — Generation (0.11%)
CE Casecnan Water & Energy
11.95%, 11/15/2010	40	43
Indiantown Cogeneration LP
9.26%, 12/15/2010	119	124

		167

Electric — Integrated (2.55%)
Arizona Public Service Co
6.38%, 10/15/2011	525	543
Commonwealth Edison Co
3.70%, 2/1/2008	200	200
6.15%, 3/15/2012	275	285
Dominion Resources Inc/VA
5.69%, 5/15/2008	125	125
5.05%, 11/14/2008 (a)	165	165
DTE Energy Co
6.65%, 4/15/2009	175	179
Entergy Gulf States Inc
3.60%, 6/1/2008	75	74
5.90%, 12/8/2008 (a)(d)	90	90
Entergy Louisiana LLC
5.83%, 11/1/2010	150	150
Entergy Mississippi Inc
5.15%, 2/1/2013	225	219
Integrys Energy Group Inc
7.00%, 11/1/2009	325	337
Ipalco Enterprises Inc
8.38%, 11/14/2008 (a)	75	76
Northeast Utilities
3.30%, 6/1/2008	100	99
Ohio Power Co
5.42%, 4/5/2010 (a)	200	198
Pepco Holdings Inc
5.75%, 6/1/2010 (a)	175	175
PSEG Energy Holdings LLC
8.63%, 2/15/2008	200	200
Public Service Co of Colorado
4.38%, 10/1/2008	70	70
Scottish Power PLC
4.91%, 3/15/2010	150	149
TECO Energy Inc
6.91%, 5/1/2010 (a)	225	226
Texas-New Mexico Power Co
6.13%, 6/1/2008	83	83
Transelec SA
7.88%, 4/15/2011	325	351

		3,994

Electronic Components — Miscellaneous (0.13%)
Jabil Circuit Inc
5.88%, 7/15/2010	200	202

Electronic Components — Semiconductors (0.34%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/4/2013	135	140
National Semiconductor Corp
5.24%, 6/15/2010 (a)(b)	400	391

		531

Electronic Connectors (0.20%)
Thomas & Betts Corp
6.63%, 5/7/2008	125	125
7.25%, 6/1/2013	175	182

		307

See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Finance — Auto Loans (0.34%)
Ford Motor Credit Co LLC
9.88%, 8/10/2011	$100	$95
7.99%, 1/13/2012 (a)	150	126
GMAC LLC
6.12%, 5/15/2009 (a)	175	163
6.00%, 12/15/2011	65	54
Nissan Motor Acceptance Corp
4.63%, 3/8/2010 (d)	90	91

		529

Finance — Commercial (0.33%)
CIT Group Inc
5.24%, 4/27/2011 (a)	200	179
Textron Financial Corp
5.13%, 11/1/2010	325	331

		510

Finance — Consumer Loans (0.41%)
American General Finance Corp
4.88%, 5/15/2010 (f)	125	126
HSBC Finance Corp
5.16%, 11/16/2009 (a)(b)	300	295
5.34%, 9/14/2012 (a)	150	145
SLM Corp
3.96%, 3/2/2009 (a)	75	71

		637

Finance — Credit Card (0.16%)
Capital One Bank
5.75%, 9/15/2010	250	250

Finance — Investment Banker & Broker (2.25%)
Bear Stearns Cos Inc/The
5.49%, 7/16/2009 (a)	240	231
5.24%, 11/28/2011 (a)	400	368
Citigroup Inc
5.50%, 8/27/2012	300	306
Goldman Sachs Group Inc/The
5.32%, 3/2/2010 (a)	75	74
6.88%, 1/15/2011	125	133
5.05%, 2/6/2012 (a)	150	145
Jefferies Group Inc
5.88%, 6/8/2014	315	317
Lehman Brothers Holdings Capital Trust
5.86%, 11/29/2049	185	165
Lehman Brothers Holdings Inc
5.13%, 11/10/2009 (a)	100	97
6.00%, 7/19/2012	300	305
Merrill Lynch & Co Inc
5.11%, 2/6/2009 (a)(b)	180	179
3.92%, 3/2/2009 (a)	40	39
5.10%, 2/5/2010 (a)	50	49
5.11%, 11/1/2011 (a)	200	189
5.37%, 6/5/2012 (a)(b)	125	117
6.05%, 8/15/2012	215	219
Morgan Stanley
5.52%, 1/15/2010 (a)	315	311
5.63%, 1/9/2012	275	280

		3,524

Finance — Leasing Company (0.27%)
International Lease Finance Corp
5.64%, 1/15/2010 (a)	225	225
5.30%, 5/1/2012	200	199

		424

Finance — Mortgage Loan/Banker (2.63%)
Countrywide Financial Corp
5.21%, 12/19/2008 (a)	105	86
5.10%, 3/24/2009 (a)	225	173
5.80%, 6/7/2012	225	164
Fannie Mae
5.16%, 2/25/2032 (a)(b)	188	187
Fannie Mae Whole Loan
5.06%, 5/25/2035 (a)	119	118
Freddie Mac
5.13%, 12/15/2013	234	235
5.50%, 1/15/2017	118	119
4.00%, 1/15/2022	41	41
5.48%, 6/15/2023 (a)	87	87
5.43%, 7/15/2023 (a)	665	659
5.33%, 10/15/2034 (a)	60	60
Ginnie Mae
1.69%, 10/16/2012 (a)	3,919	136
4.51%, 10/16/2028 (a)	319	318
3.96%, 6/16/2031	971	955
1.11%, 2/16/2047 (a)	8,008	361
0.85%, 3/16/2047 (a)	2,408	111
Residential Capital LLC
5.65%, 6/9/2008 (a)(b)	100	85
7.62%, 5/22/2009 (a)	325	231

		4,126

Finance — Other Services (0.21%)
Alamosa Delaware Inc
8.50%, 1/31/2012	100	102
Mizuho JGB Investment LLC
9.87%, 12/29/2049 (a)(d)	225	227

		329

Financial Guarantee Insurance (0.10%)
MGIC Investment Corp
5.63%, 9/15/2011	180	165

Food — Miscellaneous/Diversified (0.26%)
General Mills Inc
5.31%, 1/22/2010 (a)(b)	200	198
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Food — Miscellaneous/Diversified (continued)
Kraft Foods Inc
5.39%, 8/11/2010 (a)	$135	$134
6.00%, 2/11/2013	70	72

		404

Food — Retail (0.26%)
Kroger Co/The
6.38%, 3/ 1/2008	225	225
Safeway Inc
6.50%, 11/15/2008	100	101
5.21%, 3/27/2009 (a)	75	75

		401

Gas — Distribution (0.51%)
Sempra Energy
4.75%, 5/15/2009	175	175
7.95%, 3/ 1/2010	325	347
Southern California Gas Co
5.29%, 12/ 1/2009 (a)(b)	125	125
Southern Union Co
6.15%, 8/16/2008	150	150

		797

Health Care Cost Containment (0.26%)
McKesson Corp
5.25%, 3/ 1/2013	400	401

Home Equity — Other (4.15%)
ACE Securities Corp
5.07%, 8/25/2035 (a)(b)	201	201
5.06%, 10/25/2035 (a)(b)	104	104
Bear Stearns Asset Backed Securities Trust
5.47%, 3/25/2034 (a)(c)	72	63
5.05%, 6/25/2047 (a)(b)	525	452
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (a)	1,300	1,154
First NLC Trust
5.10%, 5/25/2035 (a)	89	88
5.20%, 5/25/2035 (a)	80	75
5.10%, 12/25/2035 (a)(b)	158	158
GMAC Mortgage Corp Loan Trust
4.62%, 6/25/2035 (a)	189	187
5.75%, 10/25/2036	500	452
6.05%, 12/25/2037 (a)	335	305
GSAA Trust
6.04%, 7/25/2036	400	389
Indymac Seconds Asset Backed Trust
5.77%, 5/25/2036 (a)	600	538
IXIS Real Estate Capital Trust
5.11%, 12/25/2035 (a)(b)	12	12
JP Morgan Mortgage Acquisition Corp
5.12%, 7/25/2035 (a)(b)	167	163
Mastr Asset Backed Securities Trust
5.37%, 3/25/2035 (a)	200	161
Morgan Stanley ABS Capital I
5.11%, 9/25/2035 (a)(b)	122	122
New Century Home Equity Loan Trust
5.15%, 3/25/2035 (a)	7	7
Option One Mortgage Loan Trust
5.32%, 3/25/2037 (a)	275	120
Renaissance Home Equity Loan Trust
5.76%, 8/25/2036 (a)	1,000	990
Residential Asset Securities Corp
4.47%, 3/25/2032	354	347
6.01%, 3/25/2035 (a)	50	36
5.06%, 5/25/2035 (a)	17	17
5.14%, 7/25/2035 (a)(b)	180	179
Specialty Underwriting & Residential Finance
5.38%, 2/25/2035 (a)	15	14
WAMU Asset-Backed Certificates
5.03%, 5/25/2037 (a)(b)	200	176

		6,510

Home Equity — Sequential (2.35%)
BNC Mortgage Loan Trust
5.03%, 7/25/2037 (a)	386	310
Countrywide Asset-Backed Certificates
5.68%, 6/25/2035	1,000	964
5.71%, 11/25/2035 (a)	750	649
5.56%, 4/25/2036	630	595
5.51%, 8/25/2036	295	289
5.81%, 11/25/2036	650	597
New Century Home Equity Loan Trust
4.76%, 11/25/2033	286	284

		3,688

Industrial Automation & Robots (0.21%)
Intermec Inc
7.00%, 3/15/2008	325	325

Insurance Brokers (0.03%)
Marsh & McLennan Cos Inc
3.63%, 2/15/2008	50	50

Life & Health Insurance (1.05%)
Cigna Corp
7.00%, 1/15/2011	200	212
Lincoln National Corp
5.65%, 8/27/2012	115	118
6.05%, 4/20/2067 (a)	110	103
Pacific Life Global Funding
5.11%, 6/22/2011 (a)(b)(d)	225	224
Phoenix Cos Inc/The
6.68%, 2/16/2008	340	340
StanCorp Financial Group Inc
6.88%, 10/ 1/2012	285	311
Sun Life Financial Global Funding LP
4.95%, 7/ 6/2010 (a)(d)	125	125
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Life & Health Insurance (continued)
Unum Group
6.00%, 5/15/2008	$75	$75
5.86%, 5/15/2009	135	138

		1,646

Machinery — Farm (0.16%)
Case New Holland Inc
6.00%, 6/ 1/2009	250	249

Medical — Drugs (0.63%)
Abbott Laboratories
5.15%, 11/30/2012	500	511
Angiotech Pharmaceuticals Inc
8.87%, 12/ 1/2013 (a)	125	118
AstraZeneca PLC
5.40%, 9/15/2012	200	207
Elan Finance PLC/Elan Finance Corp
9.25%, 12/ 1/2013 (a)	150	145

		981

Medical — HMO (0.46%)
Coventry Health Care Inc
6.30%, 8/15/2014	200	205
5.95%, 3/15/2017	115	113
UnitedHealth Group Inc
5.09%, 6/21/2010 (a)(d)	205	199
5.50%, 11/15/2012 (d)	200	203

		720

Medical — Wholesale Drug Distribution (0.31%)
Cardinal Health Inc
5.50%, 10/ 2/2009 (a)(d)	150	150
5.65%, 6/15/2012 (d)	325	336

		486

Medical Products (0.16%)
Covidien International Finance SA
5.45%, 10/15/2012 (d)	250	257

Metal — Diversified (0.02%)
Xstrata Canada Corp
7.25%, 7/15/2012	30	33

Metal Processors & Fabrication (0.10%)
Timken Co
5.75%, 2/15/2010	150	152

Money Center Banks (0.22%)
Deutsche Bank AG/London
5.38%, 10/12/2012	335	343

Mortgage Backed Securities (36.87%)
ACT Depositor Corp
5.20%, 9/22/2041 (a)(b)(d)	400	280
Adjustable Rate Mortgage Trust
5.43%, 2/25/2035 (a)	21	21
5.14%, 8/25/2036 (a)(b)	364	306
Banc of America Alternative Loan Trust
5.27%, 6/25/2036 (a)	500	495
Banc of America Commercial Mortgage Inc
7.11%, 11/15/2031	35	35
7.33%, 11/15/2031	200	207
6.85%, 4/15/2036	100	106
1.03%, 11/10/2038 (a)	9,624	211
0.74%, 7/10/2042 (a)	16,905	304
5.09%, 7/10/2043	750	744
0.16%, 9/10/2045	41,620	349
0.08%, 10/10/2045	50,232	188
5.31%, 10/10/2045 (a)	710	713
0.40%, 7/10/2046 (a)	40,285	759
Banc of America Mortgage Securities Inc
4.78%, 5/25/2035 (a)	300	299
Bear Stearns Adjustable Rate Mortgage Trust
5.07%, 9/25/2034 (a)	304	301
Bear Stearns Alt-A Trust
5.15%, 7/25/2035 (a)	30	30
6.29%, 7/25/2036 (a)	1,092	920
6.22%, 8/25/2036 (a)	491	488
Bear Stearns Commercial Mortgage Securities Inc
7.00%, 5/20/2030	369	389
3.97%, 11/11/2035	206	203
0.49%, 5/11/2039 (a)(d)	1,998	30
0.22%, 2/11/2041 (a)	7,035	67
4.13%, 11/11/2041	850	843
Bella Vista Mortgage Trust
5.20%, 5/20/2045 (a)	57	53
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032	500	527
Chase Mortgage Finance Corp
5.80%, 3/25/2037 (a)	489	473
4.56%, 7/25/2037 (a)(c)	281	280
Citigroup Commercial Mortgage Trust
6.28%, 10/15/2049 (a)	20,856	510
Citigroup/Deutsche Bank Commercial Mortgage
0.26%, 11/15/2044 (c)(d)	26,075	333
0.43%, 10/15/2048 (a)	20,350	424
0.34%, 12/11/2049 (a)	56,935	933
0.38%, 12/11/2049 (a)(d)	13,525	331
Commercial Mortgage Pass Through Certificates
1.49%, 6/10/2010 (a)(d)	1,933	63
3.25%, 6/10/2038	60	58
0.06%, 12/10/2046 (a)	6,627	79
Countrywide Alternative Loan Trust
5.92%, 2/25/2035 (a)	210	192
6.10%, 7/20/2035 (a)(b)(c)	160	154
5.29%, 12/25/2035 (a)(b)	302	266
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Mortgage Backed Securities (continued)
Countrywide Alternative Loan Trust (continued)
5.79%, 2/25/2036 (a)(c)	$276	$269
6.00%, 5/25/2036	384	377
6.00%, 5/25/2036	259	258
5.03%, 6/25/2036 (a)(b)	400	391
5.15%, 6/25/2036 (a)(b)	791	785
5.22%, 5/20/2046 (a)(b)	673	615
Countrywide Asset-Backed Certificates
5.06%, 11/25/2035 (a)	40	40
5.14%, 1/25/2036 (a)(b)	450	442
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033	3	3
5.50%, 7/25/2033	640	642
4.49%, 12/25/2033	500	498
4.41%, 6/20/2035 (a)(b)	155	154
5.88%, 9/20/2036 (a)	720	723
Credit Suisse Mortgage Capital Certificates
0.58%, 9/15/2039 (d)	34,378	937
0.06%, 12/15/2039	3,812	63
5.87%, 9/15/2040	375	374
CS First Boston Mortgage Securities Corp
6.38%, 12/16/2035	496	515
1.11%, 3/15/2036 (a)(d)	2,419	54
0.40%, 5/15/2036 (a)(d)	4,114	37
0.58%, 7/15/2036 (a)(d)	4,205	69
0.53%, 11/15/2036 (a)(d)	7,548	297
0.25%, 8/15/2038 (d)	43,683	451
CW Capital Cobalt Ltd
5.17%, 8/15/2048	375	374
First Union National Bank Commercial Mortgage Securities Inc
7.84%, 5/17/2032	100	106
Ge Capital Commercial Mortgage Corp
0.25%, 5/10/2014	34,162	386
GMAC Commercial Mortgage Securities Inc
6.95%, 9/15/2033	95	97
0.79%, 3/10/2038 (a)(d)	1,203	26
0.39%, 8/10/2038 (a)(d)	19,652	235
GMAC Mortgage Corp Loan Trust
5.25%, 7/25/2034	200	198
Greenpoint Mortgage Funding Trust
5.14%, 6/25/2045 (a)	57	55
5.16%, 6/25/2045 (a)	55	52
5.18%, 10/25/2045 (a)(b)	108	103
Greenwich Capital Commercial Funding Corp
0.28%, 6/10/2036 (a)(d)	19,202	168
0.11%, 4/10/2037 (d)	63,291	284
0.32%, 3/10/2039 (a)(d)	10,437	223
0.81%, 8/10/2042 (a)(d)	4,913	102
0.31%, 12/10/2049 (a)	26,285	438
GS Mortgage Securities Corp II
0.65%, 11/10/2039	11,554	445
GSR Mortgage Loan Trust
4.76%, 7/25/2035 (a)	245	244
Heller Financial Commercial Mortgage Asset Corp
7.93%, 1/17/2034 (a)	575	611
Impac CMB Trust
5.78%, 10/25/2033 (a)	26	26
6.41%, 10/25/2034 (a)	54	54
5.18%, 4/25/2035 (a)	43	43
5.29%, 4/25/2035 (a)	40	39
5.16%, 8/25/2035 (a)	16	15
5.38%, 8/25/2035 (a)	51	48
5.41%, 8/25/2035 (a)	57	51
5.11%, 4/25/2037 (a)(c)	475	439
Impac Secured Assets CMN Owner Trust
5.27%, 11/25/2034 (a)	929	925
Indymac Index Mortgage Loan Trust
5.16%, 4/25/2034 (a)	24	23
5.10%, 4/25/2035 (a)	55	52
5.20%, 4/25/2035 (a)	43	36
5.43%, 7/25/2035 (a)	521	525
5.16%, 8/25/2035 (a)(b)	124	117
5.05%, 1/25/2037 (a)(b)	485	476
5.11%, 6/25/2037 (a)(c)	433	421
JP Morgan Chase Commercial Mortgage Securities
0.50%, 10/12/2035 (a)(d)	5,579	183
6.04%, 11/15/2035	752	768
6.96%, 11/15/2035 (a)(d)	175	189
0.57%, 10/12/2037 (a)(d)	2,910	119
3.48%, 6/12/2041	219	216
5.30%, 5/15/2047 (a)	750	751
5.31%, 1/15/2049	325	325
0.35%, 2/12/2051 (a)	30,450	475
JP Morgan Commercial Mortgage Finance Corp
6.66%, 10/15/2035	350	353
JP Morgan Mortgage Trust
3.81%, 5/25/2034	252	254
5.11%, 6/25/2035 (a)	151	152
5.30%, 7/25/2035	594	592
4.97%, 8/25/2035 (a)	500	497
5.82%, 6/25/2036 (a)(b)	712	713
5.82%, 6/25/2036 (a)	200	204
5.83%, 1/25/2037 (a)	698	698
5.72%, 4/25/2037 (a)(c)	400	400
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020	40	41
5.97%, 3/15/2026	71	71
4.90%, 6/15/2026	51	51
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust (continued)
5.39%, 6/15/2026	$200	$204
2.60%, 5/15/2027	43	43
3.09%, 5/15/2027	700	695
4.19%, 8/15/2029 (b)	600	596
3.63%, 10/15/2029	274	271
0.55%, 7/15/2035 (a)(d)	2,257	74
0.58%, 10/15/2035 (a)(d)	4,951	198
1.12%, 3/15/2036 (a)(d)	1,454	32
0.66%, 8/15/2036 (a)(d)	1,102	17
0.49%, 2/15/2040 (a)	3,253	102
MASTR Asset Securitization Trust
5.25%, 9/25/2033 (a)	208	207
Merrill Lynch Mortgage Trust
0.18%, 11/12/2035 (a)(d)	12,607	70
0.14%, 7/12/2038	50,857	364
5.61%, 5/12/2039 (a)	575	584
0.26%, 9/12/2042 (a)	20,426	189
Merrill Lynch/Countrywide Commercial
Mortgage Trust
0.08%, 7/12/2046 (a)	17,185	268
0.67%, 7/12/2046	25,433	824
0.54%, 8/12/2048 (a)	5,985	224
0.51%, 9/12/2049 (a)	12,326	349
0.06%, 12/12/2049 (a)	8,687	124
0.67%, 12/12/2049 (a)	14,654	447
5.11%, 12/12/2049 (a)	455	453
Morgan Stanley Capital I
0.97%, 1/13/2041 (a)(d)	15,118	456
5.12%, 5/24/2043 (a)(b)(c)(d)	300	270
0.04%, 12/15/2043 (a)(d)	6,536	84
5.24%, 8/25/2046 (a)(b)(c)	375	281
5.55%, 12/20/2046 (a)(c)	125	69
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	95	99
Nationslink Funding Corp
7.14%, 6/ 1/2031 (a)	375	381
7.23%, 6/20/2031	559	563
New Century Alternative Mortgage Loan Trust
5.91%, 7/25/2036 (a)	625	614
Prudential Securities Secured Financing
6.48%, 11/ 1/2031	173	174
Residential Accredit Loans Inc
6.00%, 11/25/2032	456	454
5.73%, 12/25/2035 (a)(c)	82	83
5.02%, 3/25/2047 (a)(b)	822	773
Residential Funding Mortgage Securities
5.19%, 11/25/2035 (a)	327	329
5.68%, 2/25/2036 (a)	164	165

Specialty Underwriting & Residential Finance
5.10%, 3/25/2036 (a)	52	52
Structured Adjustable Rate Mortgage Loan Trust
4.67%, 7/25/2034 (a)	500	495
5.56%, 8/25/2034 (a)(b)	324	323
5.11%, 3/25/2035 (a)	20	19
5.06%, 7/25/2037 (a)(b)	323	313
Structured Asset Mortgage Investments Inc
5.16%, 5/25/2045 (a)	40	39
5.18%, 9/25/2045 (a)	61	60
Structured Asset Securities Corp
4.50%, 2/25/2033	423	394
5.86%, 11/25/2035 (a)(b)(c)	239	228
5.50%, 6/25/2036 (a)	700	575
Thornburg Mortgage Securities Trust
5.21%, 12/25/2033 (a)	368	365
5.12%, 10/25/2035 (a)(b)	222	222
Wachovia Bank Commercial Mortgage Trust
0.18%, 1/15/2041 (a)(d)	5,501	32
0.33%, 4/15/2042 (a)(d)	33,293	411
5.25%, 12/15/2043	625	624
4.52%, 5/15/2044	400	395
5.86%, 2/15/2051 (a)	575	589
WaMu Commercial Mortgage Securities Trust
3.83%, 1/25/2035 (d)	293	289
WaMu Mortgage Pass Through Certificates
4.55%, 3/25/2033 (a)	197	196
3.93%, 4/25/2033	260	259
3.99%, 10/25/2033	430	426
4.06%, 10/25/2033 (a)	550	547
3.79%, 6/25/2034 (a)	485	479
4.84%, 9/25/2035 (a)	274	272
5.70%, 6/25/2037 (a)	384	379
5.23%, 7/25/2044 (a)	35	34
5.27%, 1/25/2045 (a)(b)	632	590
5.14%, 4/25/2045 (a)	68	62
5.15%, 7/25/2045 (a)	53	50
5.11%, 11/25/2045 (a)(b)	75	74
Washington Mutual Alternative Mortgage
5.15%, 6/25/2046 (a)	492	415
5.05%, 1/25/2047 (a)	351	325
Wells Fargo Mortgage Backed Securities
4.20%, 3/25/2035 (a)	712	707
4.11%, 6/25/2035 (a)	425	423
5.24%, 4/25/2036 (a)	585	584

		57,824

Multi-Line Insurance (0.22%)
CNA Financial Corp
6.60%, 12/15/2008	150	152
6.00%, 8/15/2011	100	102
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Multi—Line Insurance (continued)
Genworth Financial Inc
6.15%, 11/15/2066 (a)	$100	$91

		345

Multimedia (0.42%)
Thomson Corp/The
5.75%, 2/ 1/2008	70	70
Time Warner Entertainment Co LP
7.25%, 9/ 1/2008	125	127
Time Warner Inc
5.11%, 11/13/2009 (a)(b)	175	171
Viacom Inc
5.34%, 6/16/2009 (a)	300	296

		664

Mutual Insurance (0.09%)
Health Care Service Corp
7.75%, 6/15/2011 (d)	125	140

Non-Hazardous Waste Disposal (0.19%)
Oakmont Asset Trust
4.51%, 12/22/2008 (d)	300	299

Office Automation & Equipment (0.24%)
IKON Office Solutions Inc
9.93%, 1/ 1/2012 (a)(d)	60	60
Xerox Corp
5.72%, 12/18/2009 (a)	200	201
5.50%, 5/15/2012	115	117

		378

Office Furnishings — Original (0.08%)
Steelcase Inc
6.50%, 8/15/2011	120	126

Oil — Field Services (0.23%)
Weatherford International Inc
6.63%, 11/15/2011	125	132
5.95%, 6/15/2012 (d)	225	234

		366

Oil & Gas Drilling (0.22%)
Transocean Inc
5.25%, 3/15/2013	350	351

Oil Company — Exploration & Production (1.04%)
Anadarko Finance Co
6.75%, 5/ 1/2011	175	185
Anadarko Petroleum Corp
5.39%, 9/15/2009 (a)	150	148
Devon OEI Operating Inc
7.25%, 10/ 1/2011	250	272
Nexen Inc
5.05%, 11/20/2013	225	218
Pemex Project Funding Master Trust
6.13%, 8/15/2008	4	4

Swift Energy Co
7.63%, 7/15/2011	125	125
Western Oil Sands Inc
8.38%, 5/ 1/2012	225	251
XTO Energy Inc
7.50%, 4/15/2012	200	219
5.90%, 8/ 1/2012	200	207

		1,629

Oil Company — Integrated (0.13%)
Husky Energy Inc
6.25%, 6/15/2012	200	210
Oil Refining & Marketing (0.55%)
Premcor Refining Group Inc/The
9.50%, 2/ 1/2013	525	551
Tesoro Corp
6.25%, 11/ 1/2012	200	200
Valero Energy Corp
6.88%, 4/15/2012	100	107

		858

Pharmacy Services (0.23%)
Medco Health Solutions Inc
7.25%, 8/15/2013	325	356

Pipelines (0.85%)
Enbridge Energy Partners LP
4.00%, 1/15/2009	125	124
Enbridge Inc
5.80%, 6/15/2014	315	320
Kinder Morgan Energy Partners LP
5.85%, 9/15/2012	205	211
NGPL PipeCo LLC
6.51%, 12/15/2012 (d)	350	356
ONEOK Partners LP
5.90%, 4/ 1/2012	130	134
TEPPCO Partners LP
7.63%, 2/15/2012	175	192

		1,337

Private Corrections (0.11%)
Corrections Corp of America
7.50%, 5/ 1/2011	175	177
Property & Casualty Insurance (0.28%)
Markel Corp
7.00%, 5/15/2008	150	152
WR Berkley Corp
9.88%, 5/15/2008	281	285

		437

Quarrying (0.33%)
Vulcan Materials Co
6.40%, 12/15/2010 (a)	200	198
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000's)	(000's)

BONDS (continued)
Quarrying (continued)
Vulcan Materials Co (continued)
5.60%, 11/30/2012	$325	$327

		525

Real Estate Operator & Developer (0.52%)
Duke Realty LP
3.35%, 1/15/2008	25	25
5.63%, 8/15/2011	100	101
ERP Operating LP
5.50%, 10/ 1/2012	350	347
Regency Centers LP
8.45%, 9/ 1/2010	315	344

		817

Regional Banks (1.03%)
BAC Capital Trust XIII
5.39%, 3/15/2043 (a)	235	197
BAC Capital Trust XIV
5.63%, 3/15/2043 (a)	300	266
Capital One Financial Corp
5.70%, 9/15/2011	160	155
First Union Institutional Capital I
8.04%, 12/ 1/2026	250	259
Fleet Capital Trust II
7.92%, 12/11/2026	275	286
NB Capital Trust
7.83%, 12/15/2026	175	182
SunTrust Preferred Capital I
5.85%, 12/31/2049 (a)	200	176
Wachovia Corp
5.27%, 3/ 1/2012 (a)	100	97

		1,618

REITS — Apartments (0.13%)
Camden Property Trust
4.38%, 1/15/2010	75	73
UDR Inc
4.50%, 3/ 3/2008	35	35
5.50%, 4/ 1/2014	100	94

		202

REITS — Diversified (0.94%)
Duke Realty LP
6.80%, 2/12/2009	325	329
iStar Financial Inc
5.33%, 9/15/2009 (a)	175	162
5.50%, 3/9/2010 (a)	200	179
6.00%, 12/15/2010	450	410
5.65%, 9/15/2011	175	156
Liberty Property LP
7.75%, 4/15/2009	235	242

		1,478

REITS — Healthcare (0.50%)
HCP Inc
5.44%, 9/15/2008 (a)	325	325
5.65%, 12/15/2013	75	73
Nationwide Health Properties Inc
6.50%, 7/15/2011	200	209
6.25%, 2/ 1/2013	175	181

		788

REITS — Office Property (0.34%)
Brandywine Operating Partnership LP
5.63%, 12/15/2010	205	207
HRPT Properties Trust
5.59%, 3/16/2011 (a)	88	85
6.95%, 4/ 1/2012	225	236

		528

REITS — Regional Malls (0.19%)
Simon Property Group LP
3.75%, 1/30/2009	150	148
4.60%, 6/15/2010	45	45
5.60%, 9/ 1/2011	105	105

		298

REITS — Shopping Centers (0.45%)
Developers Diversified Realty Corp
3.88%, 1/30/2009	225	220
5.38%, 10/15/2012	90	88
Federal Realty Invs Trust
6.00%, 7/15/2012	150	154
Westfield Group
5.40%, 10/ 1/2012 (d)(f)	250	249

		711

REITS — Warehouse & Industrial (0.36%)
Prologis
5.28%, 8/24/2009 (a)	275	267
5.50%, 3/ 1/2013	300	296

		563

Rental — Auto & Equipment (0.30%)
Erac USA Finance Co
5.23%, 4/30/2009 (a)(b)(d)	200	199
5.80%, 10/15/2012 (d)	275	273

		472

Retail — Drug Store (0.19%)
CVS Caremark Corp
5.44%, 6/ 1/2010 (a)	300	297

Retail — Petroleum Products (0.13%)
Petro Stopping Centers LP / Petro Finance
9.00%, 2/15/2012	200	209
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (continued)
Retail — Regional Department Store (0.19%)
Macys Retail Holdings Inc
4.80%, 7/15/2009	$300	$298
Retail — Restaurants (0.27%)
Darden Restaurants Inc
5.63%, 10/15/2012	350	356
Yum! Brands Inc
7.65%, 5/15/2008	75	75

		431

Rubber - Tires (0.06%)
Goodyear Tire & Rubber Co/The
8.66%, 12/ 1/2009 (a)	100	101
Satellite Telecommunications (0.11%)
Intelsat Corp
6.38%, 1/15/2008	175	175
Savings & Loans — Thrifts (0.17%)
Washington Mutual Inc
5.08%, 3/20/2008 (a)	50	49
5.54%, 1/15/2010 (a)	150	140
5.18%, 3/22/2012 (a)	100	85

		274

Sovereign (0.07%)
Mexico Government International Bond
8.38%, 1/14/2011	100	111
Special Purpose Banks (0.13%)
Korea Development Bank
5.38%, 4/ 3/2010 (a)(b)	200	199
Special Purpose Entity (0.69%)
BAE Systems Holdings Inc
4.75%, 8/15/2010 (d)	250	252
Genworth Global Funding Trusts
5.20%, 10/ 8/2010	200	203
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008	60	59
Rockies Express Pipeline LLC
5.78%, 8/20/2009 (a)(d)	140	140
Williams Cos Inc Credit Linked Certificates
8.16%, 5/ 1/2009 (a)(d)	175	176
Xlliac Global Funding
5.32%, 6/ 2/2008 (a)(b)(d)	250	250

		1,080

Steel — Producers (0.34%)
Ispat Inland ULC
9.75%, 4/ 1/2014	200	217
Nucor Corp
5.00%, 12/ 1/2012	105	105
United States Steel Corp
5.65%, 6/ 1/2013	225	218

		540

Supranational Bank (0.06%)
Corp Andina de Fomento
5.09%, 6/13/2008 (a)	100	100
Telecommunication Services (0.26%)
Bellsouth Telecommunications Inc
5.88%, 1/15/2009	100	101
Qwest Corp
5.63%, 11/15/2008	100	99
7.88%, 9/ 1/2011	75	78
Telcordia Technologies Inc
8.99%, 7/15/2012 (a)(d)	150	134

		412

Telephone — Integrated (1.62%)
British Telecommunications PLC
5.15%, 1/15/2013	350	349
Deutsche Telekom International Finance
5.06%, 3/23/2009 (a)(b)	175	174
GTE California Inc
6.70%, 9/ 1/2009	325	334
Royal KPN NV
8.00%, 10/ 1/2010	250	268
Sprint Capital Corp
7.63%, 1/30/2011	250	261
Sprint Nextel Corp
5.24%, 6/28/2010 (a)	150	144
Telecom Italia Capital SA
4.00%, 11/15/2008	65	64
5.39%, 2/ 1/2011 (a)	100	98
5.82%, 7/18/2011 (a)	120	118
Telefonica Emisiones SAU
5.23%, 6/19/2009 (a)	200	199
5.86%, 2/4/2013 (g)	325	334
Telefonos de Mexico SAB de CV
4.50%, 11/19/2008	200	199

		2,542

Television (0.24%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009	200	204
Univision Communications Inc
7.85%, 7/15/2011	175	174

		378

Tobacco (0.27%)
Reynolds American Inc
6.50%, 7/15/2010	225	230
5.69%, 6/15/2011 (a)	200	197

		427

See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Tools — Hand Held (0.19%)
Snap-On Inc
5.38%, 1/12/2010 (a)(b)	$300	$296

Transport — Rail (0.14%)
Union Pacific Corp
5.45%, 1/31/2013	215	217

TOTAL BONDS		$137,505

SENIOR FLOATING RATE INTERESTS (1.19%)
Aerospace & Defense Equipment (0.07%)
Sequa Corp, Term Loan B
8.08%, 12/ 7/2014 (a)	120	117

Applications Software (0.19%)
Metavante Corp, Term Loan B
6.70%, 11/7/2014 (a)	300	292

Auto/Truck Parts & Equipment — Replacement (0.12%)
Allison Transmission Inc, Term Loan B
7.42%, 8/ 7/2014 (a)	200	186

Cellular Telecommunications (0.18%)
Alltel Holdings Corp, Term Loan B
7.78%, 5/31/2015 (a)	150	145
Alltel Holdings Corp, Term Loan B3
0.00%, 5/31/2015 (a)(h)	150	144

		289

Electric — Integrated (0.14%)
Energy Future Holdings, Term Loan B3
8.40%, 10/10/2014 (a)	150	147
Texas Competitive Electric Holdings
Company, Term Loan B
8.40%, 10/29/2014 (a)	74	73

		220

Publishing — Periodicals (0.15%)
Dex Media East LLC, Term Loan B
7.02%, 10/17/2014 (a)	245	243

Racetracks (0.13%)
Penn National Gaming Inc, Term Loan B
0.00%, 10/ 3/2012 (a)(h)	200	197

Retail — Building Products (0.15%)
HD Supply Inc, Term Loan B
6.01%, 8/30/2012 (a)	240	240

Satellite Telecommunications (0.06%)
Telesat Canada Inc, Term Loan B
8.09%, 9/ 1/2014 (a)	93	90

TOTAL SENIOR FLOATING RATE INTERESTS		$1,874

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (18.26%)
Federal Home Loan Mortgage Corporation
(FHLMC) (1.66%)
4.50%, 9/ 1/2010	85	85
4.50%, 2/ 1/2011	54	53
4.50%, 4/ 1/2011	233	232
4.50%, 11/ 1/2011	198	197
4.49%, 12/ 1/2034 (a)	370	373
4.55%, 1/ 1/2035 (a)	116	116
5.93%, 6/ 1/2035 (a)	706	723
4.94%, 9/ 1/2035 (a)	221	221
4.99%, 9/ 1/2035 (a)	240	241
6.51%, 1/ 1/2037 (a)	356	364

		2,605

Federal National Mortgage Association (FNMA) (2.62%)
4.00%, 5/ 1/2010	40	40
4.50%, 5/ 1/2010	51	51
4.00%, 6/ 1/2010	22	22
4.50%, 6/ 1/2010	111	110
4.00%, 7/ 1/2010	26	26
4.00%, 8/ 1/2010	14	14
4.00%, 3/ 1/2011	54	53
4.50%, 5/ 1/2011	68	67
4.50%, 7/ 1/2011	141	140
4.50%, 8/ 1/2011	270	268
4.50%, 9/ 1/2011	46	45
4.98%, 12/ 1/2032 (a)	251	253
4.64%, 4/ 1/2033 (a)	389	393
4.03%, 5/ 1/2033 (a)	475	473
7.63%, 12/ 1/2033 (a)	36	36
4.34%, 7/ 1/2034 (a)	242	241
4.30%, 8/ 1/2034 (a)	124	123
4.40%, 9/ 1/2034 (a)	192	195
4.50%, 1/ 1/2035 (a)	176	176
6.09%, 1/ 1/2035 (a)	31	32
6.87%, 2/ 1/2035 (a)	42	43
4.55%, 4/ 1/2035 (a)	318	317
7.12%, 6/ 1/2035 (a)	52	53
4.52%, 9/ 1/2035 (a)	505	503
5.04%, 2/ 1/2037 (a)	423	432

		4,106

U.S. Treasury (13.98%)
4.63%, 2/29/2008 (e)	1,600	1,603
4.13%, 8/15/2008 (e)	3,000	3,013
4.88%, 8/31/2008 (e)	1,900	1,917
3.00%, 2/15/2009 (e)	7,750	7,740
4.88%, 8/15/2009 (e)	1,250	1,284
4.75%, 2/15/2010 (e)	1,500	1,552
3.88%, 5/15/2010 (e)	525	535
4.50%, 11/15/2010 (e)	300	312
See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
U.S. Treasury (continued)
4.50%, 11/30/2011 (e)	$500	$522
4.50%, 4/30/2012 (e)	1,900	1,985
4.38%, 8/15/2012 (e)	1,400	1,461

		21,924

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$28,635

SHORT TERM INVESTMENTS (5.35%)
Commercial Paper (5.35%)
Investment in Joint Trading Account; General Electric Capital
4.00%, 1/ 2/2008	$5,639	$5,639
Vulcan Materials Co
4.60%, 1/ 2/2008 (b)	2,750	2,749

		8,388

TOTAL SHORT TERM INVESTMENTS		$8,388

REPURCHASE AGREEMENTS (1.74%)
Finance — Investment Banker & Broker (1.74%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $2,048,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (b)	$2,027	$2,027
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $710,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (b)	702	702

		2,729

TOTAL REPURCHASE AGREEMENTS		$2,729

Total Investments		$179,131
Liabilities in Excess of Other Assets, Net — (14.22)%.		(22,301)

TOTAL NET ASSETS - 100.00%		$156,830

(a)	Variable Rate

(b)	Security was purchased with the cash proceeds from securities loans.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $5,012 or 3.20% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $15,638 or 9.97% of net assets.

(e)	Security or a portion of the security was on loan at the end of the period.

(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $265 or 0.17% of net assets.

(g)	Security purchased on a when-issued basis.

(h)	This Senior Floating Rate Note will settle after December 31, 2007, at which time the interest rate will be determined.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$1,304
Unrealized Depreciation	(4,458)

Net Unrealized Appreciation (Depreciation)	(3,154)
Cost for federal income tax purposes	182,285
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
U.S. 2 Year Note; March 2008	37	$7,798	$7,779	$(19)

U.S. 5 Year Note; March 2008	21	2,321	2,316	(5)
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Mortgage Securities	43.31%
Financial	18.45%
Asset Backed Securities	14.28%
Government	14.11%
Communications	4.65%
Consumer, Non-cyclical	4.03%
Utilities	3.30%
Energy	3.03%
Basic Materials	2.66%
Consumer, Cyclical	2.56%
Industrial	2.40%
Technology	1.27%
Diversified	0.17%
Liabilities in Excess of Other Assets, Net	(14.22%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Short-Term Bond Account
December 31, 2007

Other Assets Summary (unaudited)
Asset Type	Percent

Futures	6.44%
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

BONDS (71.64%)
Asset Backed Securities (0.32%)
Atlantic City Electric Transition Funding LLC
2.89%, 7/20/2011	$235	$232
Green Tree Home Improvement Loan Trust
7.45%, 9/15/2025	23	18

		250

Automobile Sequential (0.81%)
WFS Financial Owner Trust
3.93%, 2/17/2012	637	635

Casino Hotels (1.18%)
Harrah’s Operating Co Inc
5.50%, 7/ 1/2010	1,000	930

Commercial Services (1.28%)
PHH Corp
6.00%, 3/ 1/2008	1,000	1,003

Commercial Services — Finance (1.28%)
Western Union Co/The
5.40%, 11/17/2011	1,000	1,008

Diversified Financial Services (1.28%)
General Electric Capital Corp
5.72%, 8/22/2011	1,000	1,006

Electric — Integrated (2.69%)
Pacific Gas & Electric Co
3.60%, 3/ 1/2009	350	346

Texas—New Mexico Power Co
6.25%, 1/15/2009	750	759
Virginia Electric and Power Co
5.10%, 11/30/2012	1,000	1,004

		2,109

Fiduciary Banks (0.76%)
Bank of New York Mellon Corp/The
4.95%, 11/ 1/2012	600	600

Finance (0.18%)
Green Tree Financial Corp
7.70%, 9/15/2026	80	71
Mid—State Trust
8.33%, 4/ 1/2030	72	72

		143

Finance — Commercial (0.51%)
Caterpillar Financial Services Corp
4.85%, 12/7/2012	400	401

Finance — Consumer Loans (1.59%)
John Deere Capital Corp
4.95%, 12/17/2012	1,250	1,252

Finance — Investment Banker & Broker (1.29%)
Citigroup Inc
5.50%, 8/27/2012	500	510
Goldman Sachs Group Inc/The
4.13%, 1/15/2008	500	500

		1,010

Finance — Mortgage Loan/Banker (23.78%)
Countrywide Financial Corp
5.80%, 6/7/2012	900	657
Fannie Mae
4.25%, 5/15/2009	1,250	1,259
4.88%, 5/18/2012 (a)	1,000	1,039
4.75%, 11/19/2012 (a)	1,250	1,294
5.80%, 7/16/2013 (b)	500	500
5.00%, 11/25/2035	595	597
Federal Home Loan Bank System
5.25%, 8/ 5/2009	2,500	2,563
4.63%, 10/10/2012	1,250	1,287
Freddie Mac
5.00%, 1/16/2009	1,000	1,011
4.75%, 11/3/2009	2,000	2,041
4.13%, 7/12/2010	1,000	1,012
5.25%, 7/18/2011	1,000	1,051
5.50%, 4/15/2027	1,536	1,558
4.25%, 6/15/2027	148	148
5.50%, 10/15/2027	1,251	1,270
4.50%, 5/15/2030	1,000	986
Ginnie Mae
4.50%, 8/20/2032	419	410

		18,683

Finance — Other Services (1.30%)
SB Treasury Co LLC
9.40%, 12/29/2049 (b)(c)	1,000	1,020

Gas — Distribution (0.45%)
Sempra Energy
4.75%, 5/15/2009	350	349

Investment Management & Advisory Services (0.58%)
Nuveen Investments Inc
5.00%, 9/15/2010	500	456

Medical — Biomedical/Gene (1.90%)
Amgen Inc
4.00%, 11/18/2009	1,500	1,489

Medical — Wholesale Drug Distribution (1.28%)
Cardinal Health Inc
6.25%, 7/15/2008	1,000	1,006

Mortgage Backed Securities (10.03%)
Banc of America Funding Corp
5.75%, 3/25/2036	1,052	1,053
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)
BONDS (continued)
Mortgage Backed Securities (continued)
Banc of America Mortgage Securities Inc
4.75%, 8/25/2033	$1,000	$994
Chase Mortgage Finance Corp
5.50%, 5/25/2035	685	690
Countrywide Home Loan Mortgage Pass Through Certificates
5.50%, 10/25/2035	1,453	1,456
CS First Boston Mortgage Securities Corp
6.00%, 12/25/2033	381	374
GMAC Commercial Mortgage Securities Inc
7.15%, 12/15/2016 (b)(c)	30	30
GSR Mortgage Loan Trust
6.00%, 2/25/2035	518	522
6.00%, 6/25/2036	855	866
Residential Asset Securitization Trust
6.00%, 5/25/2036	897	897
Residential Funding Mortgage Securities
5.50%, 9/25/2036	1,000	998

		7,880

Multimedia (2.03%)
COX Enterprises Inc
4.38%, 5/ 1/2008 (c)	1,000	997
Walt Disney Co/The
4.70%, 12/ 1/2012	600	600

		1,597

Networking Products (0.98%)
Cisco Systems Inc
5.25%, 2/22/2011	750	769

Oil Company — Exploration & Production (1.69%)
Apache Corp
6.25%, 4/15/2012	1,250	1,327

Property & Casualty Insurance (1.00%)
Fidelity National Financial Inc
7.30%, 8/15/2011	750	786

Quarrying (0.77%)
Vulcan Materials Co
5.60%, 11/30/2012	600	603

Real Estate Operator & Developer (1.07%)
ERP Operating LP
5.50%, 10/ 1/2012	850	843

Reinsurance (1.26%)
Berkshire Hathaway Finance Corp
3.38%, 10/15/2008	1,000	991

REITS — Healthcare (1.33%)
Nationwide Health Properties Inc
6.50%, 7/15/2011	1,000	1,044

REITS — Shopping Centers (0.96%)
Developers Diversified Realty Corp
6.63%, 1/15/2008	750	751

REITS — Single Tenant (1.25%)
CPG Partners LP
3.50%, 3/15/2009	1,000	978

Retail — Drug Store (0.63%)
CVS Caremark Corp
4.00%, 9/15/2009	500	491

Savings & Loans — Thrifts (0.23%)
Washington Mutual Bank/Henderson NV
5.50%, 1/15/2013	200	177

Steel — Producers (1.78%)
Nucor Corp
5.00%, 12/ 1/2012	1,400	1,402

Telecommunication Services (1.27%)
Verizon Global Funding Corp
4.00%, 1/15/2008	1,000	1,000

Telephone — Integrated (1.45%)
AT&T Inc
4.95%, 1/15/2013	600	603
Royal KPN NV
8.00%, 10/ 1/2010	500	536

		1,139

Television (0.63%)
Univision Communications Inc
7.85%, 7/15/2011	500	498

Textile — Home Furnishings (0.82%)
Mohawk Industries Inc
7.20%, 4/15/2012	600	644

TOTAL BONDS		$56,270

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (14.06%)
Federal Home Loan Mortgage Corporation
(FHLMC) (0.23%)
9.50%, 8/ 1/2016	8	8
6.00%, 5/ 1/2017	162	166
6.91%, 11/ 1/2021 (b)	9	9

		183

Federal National Mortgage Association (FNMA) (0.40%)
6.50%, 1/ 1/2014	48	49
6.50%, 1/ 1/2014	50	52
8.50%, 11/ 1/2017	14	15
6.74%, 1/ 1/2019 (b)	5	5
5.61%, 4/ 1/2019 (b)	4	4
7.05%, 11/ 1/2022 (b)	1	1
See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (continued)
8.00%, 5/ 1/2027	$89	$95
6.40%, 11/ 1/2032 (b)	78	80
5.73%, 11/ 1/2035 (b)	12	12

		313

Government National Mortgage Association (GNMA) (0.22%)
8.00%, 6/15/2009	3	3
8.00%, 8/15/2012	4	4
11.00%, 12/15/2015	6	7
11.00%, 12/15/2015	3	3
10.00%, 2/15/2018	9	11
10.00%, 9/15/2018	6	7
10.00%, 9/15/2018	7	8
10.00%, 2/15/2019	48	56
10.00%, 6/15/2019	2	2
10.00%, 5/15/2020	20	23
10.00%, 6/15/2020	14	16
9.00%, 12/15/2020	12	13
10.00%, 12/15/2020	2	2
10.00%, 2/15/2025	9	10
10.00%, 4/15/2025	2	2
9.00%, 4/20/2025	2	2

		169

U.S. Treasury (13.21%)
3.25%, 8/15/2008 (a)(d)	275	275
4.88%, 5/31/2009 (a)	1,000	1,025
3.63%, 10/31/2009 (a)	6,000	6,059
3.13%, 11/30/2009 (a)	2,000	2,002
3.88%, 10/31/2012 (a)	1,000	1,020

		10,381

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$11,046
SHORT TERM INVESTMENTS (5.09%)
Money Market Funds (5.09%)
BNY Institutional Cash Reserve Fund (e)	$4,000	$4,000

TOTAL SHORT TERM INVESTMENTS		$4,000

REPURCHASE AGREEMENTS (19.31%)
Finance — Investment Banker & Broker (5.90%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $959,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (e)	$949	$949

Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,729,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (e)	3,689	3,688

		4,637

Money Center Banks (13.41%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $5,423,000; 3.75% - 6.75%; dated 08/03/09 - 06/15/35)	5,266	5,265
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $5,423,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	5,266	5,265

		10,530

TOTAL REPURCHASE AGREEMENTS		$15,167

Total Investments		$86,483
Liabilities in Excess of Other Assets, Net — (10.10)%		(7,932)

TOTAL NET ASSETS - 100.00%		$78,551

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Variable Rate

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,047 or 2.61% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $75 or 0.10% of net assets.

(e)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$461
Unrealized Depreciation	(748)

Net Unrealized Appreciation (Depreciation)	(287)
Cost for federal income tax purposes	86,770
All dollar amounts are shown in thousands (000’s)

See accompanying notes

Schedule of Investments
Short-Term Income Account
December 31, 2007

Futures Contracts
			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Sell:
U.S. 5 Year Note; March
2008	35	$3,839	$3,860	$(21)
All dollar amounts are shown in thousands (000’s)

Portfolio Summary (unaudited)
Sector	Percent

Financial	39.64%
Government	29.84%
Mortgage Securities	17.20%
Communications	6.37%
Consumer, Non-cyclical	5.74%
Utilities	3.13%
Consumer, Cyclical	2.63%
Basic Materials	2.55%
Energy	1.69%
Asset Backed Securities	1.31%
Liabilities in Excess of Other Assets, Net	(10.10%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)
Asset Type	Percent

Futures	4.91%

See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.11%)
Advertising Services (0.35%)
inVentiv Health Inc (a)	10,464	$324

Aerospace & Defense (1.52%)
Esterline Technologies Corp (a)	10,800	559
Teledyne Technologies Inc (a)	10,259	547
TransDigm Group Inc (a)	6,700	303

		1,409

Aerospace & Defense Equipment (1.94%)
BE Aerospace Inc (a)	16,454	870
Moog Inc (a)	6,740	309
Triumph Group Inc	7,430	612

		1,791

Airlines (0.38%)
Allegiant Travel Co (a)(b)	6,358	204
Republic Airways Holdings Inc (a)	7,400	145

		349

Alternative Waste Tech (0.19%)
Calgon Carbon Corp (a)(b)	10,790	171

Apparel Manufacturers (0.05%)
G-III Apparel Group Ltd (a)	3,185	47

Applications Software (0.64%)
Progress Software Corp (a)	10,880	366
Verint Systems Inc (a)	11,700	229

		595

Auto/Truck Parts & Equipment — Original (0.07%)
Tenneco Inc (a)	2,416	63

Auto/Truck Parts & Equipment — Replacement (0.21%)
Aftermarket Technology Corp (a)	7,201	196

Beverages — Wine & Spirits (0.72%)
Central European Distribution Corp (a)(b)	11,400	662

Building — Heavy Construction (0.19%)
Granite Construction Inc	4,880	177

Building & Construction — Miscellaneous (0.29%)
Dycom Industries Inc (a)	9,920	264

Building & Construction Products — Miscellaneous (0.45%)
Interline Brands Inc (a)(b)	18,890	414

Building Products — Cement & Aggregate (0.52%)
Texas Industries Inc	6,850	480

Building Products — Doors & Windows (0.12%)
Apogee Enterprises Inc	6,402	110

Building Products — Light Fixtures (0.62%)
Genlyte Group Inc (a)	6,062	577

Chemicals — Diversified (0.99%)
FMC Corp	11,208	612
Rockwood Holdings Inc (a)	9,010	299

		911

Chemicals — Specialty (1.36%)
Arch Chemicals Inc	15,341	564
OM Group Inc (a)	11,990	690

		1,254

Collectibles (0.35%)
RC2 Corp (a)	11,692	328

Commercial Banks (5.73%)
Alabama National Bancorporation (b)	2,780	216
Bancfirst Corp	2,540	109
Bank of Hawaii Corp	10,621	543
Central Pacific Financial Corp (b)	14,230	263
City Bank/Lynnwood WA	5,668	127
City Holding Co	5,656	191
Columbia Banking System Inc (b)	5,170	154
Community Bancorp/NV (a)	5,114	89
Cullen/Frost Bankers Inc	9,310	472
East West Bancorp Inc	19,599	475
First Community Bancorp Inc/CA (b)	1,881	78
First State Bancorporation/NM	4,690	65
Green Bankshares Inc	4,731	91
IBERIABANK Corp	2,580	121
Integra Bank Corp	8,920	126
Pacific Capital Bancorp NA (b)	7,450	150
Pinnacle Financial Partners Inc (a)(b)	4,782	121
Preferred Bank/Los Angeles CA (b)	8,847	230
Prosperity Bancshares Inc	10,400	306
S&T Bancorp Inc	5,500	152
Southwest Bancorp Inc/Stillwater OK	3,517	64
Sterling Bancshares Inc/TX	16,040	179
Sterling Financial Corp/WA	15,990	268
SVB Financial Group (a)(b)	8,960	452
Trustmark Corp	6,250	158
West Coast Bancorp/OR	5,193	96

		5,296

Commercial Services (0.33%)
Steiner Leisure Ltd (a)	6,940	306

Commercial Services — Finance (0.78%)
Morningstar Inc (a)	4,929	383
Wright Express Corp (a)(b)	9,570	340

		723

See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Computer Aided Design (1.15%)
Ansys Inc (a)	14,650	$607
Aspen Technology Inc (a)	28,060	455

		1,062

Computer Graphics (0.25%)
Trident Microsystems Inc (a)(b)	35,643	234

Computer Services (1.60%)
Ciber Inc (a)	42,030	257
Manhattan Associates Inc (a)	16,640	439
Ness Technologies Inc (a)(b)	21,190	196
SI International Inc (a)	6,640	182
SYKES Enterprises Inc (a)	22,680	408

		1,482

Computer Software (0.20%)
Double-Take Software Inc (a)	8,470	184

Consulting Services (1.23%)
FTI Consulting Inc (a)	6,530	403
Huron Consulting Group Inc (a)	9,142	737

		1,140

Consumer Products — Miscellaneous (0.65%)
CSS Industries Inc	4,750	174
Jarden Corp (a)(b)	1,330	31
Prestige Brands Holdings Inc (a)	16,978	127
Tupperware Brands Corp	8,190	271

		603

Cosmetics & Toiletries (0.47%)
Chattem Inc (a)(b)	5,745	434

Data Processing & Management (0.24%)
Commvault Systems Inc (a)	10,577	224

Diagnostic Equipment (0.62%)
Immucor Inc (a)	16,850	573

Diagnostic Kits (0.45%)
Meridian Bioscience Inc	13,881	418

Distribution & Wholesale (1.17%)
Tech Data Corp (a)	6,340	239
United Stationers Inc (a)	10,227	473
WESCO International Inc (a)(b)	9,270	367

		1,079

Diversified Manufacturing Operations (0.70%)
Barnes Group Inc	8,700	290
Koppers Holdings Inc	8,227	356

		646

Diversified Operations & Commercial Services (0.26%)
Chemed Corp	4,280	239

Electric — Integrated (1.98%)
Allete Inc (b)	17,839	706
Empire District Electric Co/The (b)	13,570	309
PNM Resources Inc	12,630	271
Portland General Electric Co	19,475	541

		1,827

Electric Products — Miscellaneous (0.68%)
GrafTech International Ltd (a)	35,549	631

Electronic Components — Semiconductors (1.63%)
Mellanox Technologies Ltd (a)	4,920	89
ON Semiconductor Corp (a)(b)	82,734	735
Zoran Corp (a)	30,150	679

		1,503

Electronic Design Automation (0.43%)
Ansoft Corp (a)(b)	7,590	196
Magma Design Automation Inc (a)	16,720	204

		400

Electronic Measurement Instruments (0.60%)
Analogic Corp	8,180	554

Electronic Security Devices (0.16%)
LoJack Corp (a)	8,984	151

E-Marketing & Information (0.19%)
Digital River Inc (a)	5,200	172

Engineering — Research & Development Services (0.60%)
EMCOR Group Inc (a)	23,512	556

Enterprise Software & Services (1.82%)
Informatica Corp (a)	33,300	600
JDA Software Group Inc (a)	14,689	301
Omnicell Inc (a)	17,440	470
SYNNEX Corp (a)	15,990	313

		1,684

Fiduciary Banks (0.19%)
Boston Private Financial Holdings Inc (b)	6,350	172

Finance — Investment Banker & Broker (0.51%)
Investment Technology Group Inc (a)	6,770	322
Stifel Financial Corp (a)	2,900	153

		475

Finance — Leasing Company (0.38%)
Financial Federal Corp	13,273	296
Marlin Business Services Corp (a)(b)	4,353	52

		348

See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Food — Miscellaneous/Diversified (0.86%)
Ralcorp Holdings Inc (a)	13,060	$794

Food — Wholesale & Distribution (0.60%)
Spartan Stores Inc	24,090	550

Footwear & Related Apparel (0.90%)
Steven Madden Ltd (a)	16,350	327
Wolverine World Wide Inc	20,670	507

		834

Gas — Distribution (0.97%)
Northwest Natural Gas Co	11,680	569
South Jersey Industries Inc	9,177	331

		900

Home Furnishings (0.46%)
Tempur-Pedic International Inc (b)	16,550	430

Hotels & Motels (0.22%)
Gaylord Entertainment Co (a)	5,081	206

Independent Power Producer (0.19%)
Ormat Technologies Inc (b)	3,200	176

Instruments — Controls (0.67%)
Mettler Toledo International Inc (a)	5,480	624

Instruments — Scientific (0.69%)
Dionex Corp (a)	2,710	224
Varian Inc (a)	6,262	409

		633

Insurance Brokers (0.13%)
Hilb Rogal & Hobbs Co	3,000	122

Internet Application Software (1.14%)
Dealer Track Holdings Inc (a)(b)	4,450	149
RealNetworks Inc (a)(b)	48,660	296
S1 Corp (a)	34,890	255
Vocus Inc (a)(b)	10,210	352

		1,052

Internet Infrastructure Software (0.55%)
TIBCO Software Inc (a)	62,660	506

Internet Telephony (0.16%)
j2 Global Communications Inc (a)(b)	7,080	150

Intimate Apparel (0.58%)
Warnaco Group Inc/The (a)	15,390	536

Investment Companies (0.72%)
Ares Capital Corp (b)	31,058	454
Hercules Technology Growth Capital Inc	10,410	129
TICC Capital Corp (b)	9,266	86

		669

Investment Management & Advisory Services (0.12%)
National Financial Partners Corp	2,440	111

Lasers — Systems & Components (0.77%)
Cymer Inc (a)	14,500	565
Excel Technology Inc (a)	5,500	149

		714

Leisure & Recreation Products (0.72%)
WMS Industries Inc (a)(b)	18,120	664

Life & Health Insurance (0.61%)
Delphi Financial Group Inc	15,860	560

Linen Supply & Related Items (0.30%)
Unifirst Corp/MA	7,254	276

Machinery — Construction & Mining (0.89%)
Astec Industries Inc (a)	9,539	355
Bucyrus International Inc	4,730	470

		825

Machinery — General Industry (1.00%)
Gardner Denver Inc (a)	6,216	205
Middleby Corp (a)(b)	6,484	497
Wabtec Corp	6,440	222

		924

Machinery Tools & Related Products (0.94%)
Hardinge Inc	15,222	255
Kennametal Inc	16,206	614

		869

Medical — Biomedical/Gene (1.20%)
Applera Corp — Celera Group (a)(b)	31,310	497
Exelixis Inc (a)(b)	18,900	163
Incyte Corp (a)(b)	29,300	295
Integra LifeSciences Holdings Corp (a)(b)	3,730	156

		1,111

Medical — Drugs (2.13%)
Adams Respiratory Therapeutics Inc (a)(b)	12,200	729
Cubist Pharmaceuticals Inc (a)(b)	11,872	243
Indevus Pharmaceuticals Inc (a)(b)	17,720	123
Sciele Pharma Inc (a)(b)	8,510	174
Viropharma Inc (a)(b)	36,620	291
XenoPort Inc (a)(b)	4,900	274
Zymogenetics Inc (a)(b)	11,320	132

		1,966

See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Generic Drugs (0.60%)
Par Pharmaceutical Cos Inc (a)	23,120	$555

Medical — HMO (0.46%)
Sierra Health Services Inc (a)	10,068	422

Medical — Nursing Homes (0.13%)
Ensign Group Inc/The (a)	8,568	123

Medical — Outpatient & Home Medical Care (1.24%)
Air Methods Corp (a)(b)	3,010	150
Amedisys Inc (a)(b)	12,594	611
LHC Group Inc (a)(b)	5,370	134
Res-Care Inc (a)	9,900	249

		1,144

Medical Imaging Systems (0.39%)
IPIS International Inc (a)(b)	18,240	358

Medical Laboratory & Testing Service (0.81%)
Icon Plc ADR (a)	12,040	745

Medical Laser Systems (0.19%)
Palomar Medical Technologies Inc (a)(b)	11,700	179

Medical Products (0.71%)
Accuray Inc (a)(b)	7,698	117
Zoll Medical Corp (a)	20,017	535

		652

Metal — Aluminum (0.23%)
Kaiser Aluminum Corp	2,700	215

Metal Processors & Fabrication (0.78%)
Dynamic Materials Corp (b)	3,568	210
Ladish Co Inc (a)(b)	7,031	304
RBC Bearings Inc (a)(b)	4,700	204

		718

Miscellaneous Manufacturers (0.42%)
Aptargroup Inc	9,510	389

Multimedia (0.33%)
Belo Corp	17,420	304

Networking Products (1.19%)
Anixter International Inc (a)(b)	7,679	478
Polycom Inc (a)	22,340	621

		1,099

Non-Ferrous Metals (0.72%)
Brush Engineered Materials Inc (a)(b)	1,730	64
RTI International Metals Inc (a)	8,747	603

		667

Non-Hazardous Waste Disposal (0.47%)
Waste Connections Inc (a)	14,019	433

Oil — Field Services (1.23%)
Matrix Service Co (a)(b)	24,699	539
Superior Energy Services (a)	17,277	595

		1,134

Oil Company — Exploration & Production (3.42%)
Berry Petroleum Co	8,830	392
Mariner Energy Inc (a)	12,950	296
Penn Virginia Corp (b)	16,570	723
Petroquest Energy Inc (a)	25,468	364
Rosetta Resources Inc (a)	12,263	243
St Mary Land & Exploration Co	18,850	728
Whiting Petroleum Corp (a)	7,260	419

		3,165

Oil Field Machinery & Equipment (0.60%)
Dril-Quip Inc (a)(b)	10,003	557

Oil Refining & Marketing (0.45%)
Alon USA Energy Inc (b)	4,000	109
Holly Corp	6,080	309

		418

Paper & Related Products (0.78%)
Buckeye Technologies Inc (a)	11,390	142
Rock-Tenn Co	22,910	582

		724

Pharmacy Services (0.34%)
HealthExtras Inc (a)(b)	12,020	313

Physician Practice Management (0.60%)
Pediatrix Medical Group Inc (a)	8,176	557

Power Converter & Supply Equipment (0.39%)
Advanced Energy Industries Inc (a)(b)	27,430	359

Printing — Commercial (0.47%)
Consolidated Graphics Inc (a)	9,071	434

Private Corrections (0.87%)
Cornell Cos Inc (a)(b)	11,949	279
Geo Group Inc/The (a)(b)	18,746	525

		804

Property & Casualty Insurance (2.28%)
American Physicians Capital Inc	6,655	276
Amtrust Financial Services Inc	9,632	132
CNA Surety Corp (a)	6,730	133
National Interstate Corp (b)	3,133	104
Navigators Group Inc (a)	4,670	303
Selective Insurance Group (b)	8,311	191
See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Tower Group Inc	12,300	$411
United America Indemnity Ltd (a)	8,830	176
Zenith National Insurance Corp	8,467	379

		2,105

Recreational Centers (0.73%)
Life Time Fitness Inc (a)(b)	13,560	674

Reinsurance (1.08%)
Argo Group International Holdings Ltd (a)(b)	7,177	302
Aspen Insurance Holdings Ltd	12,130	350
Max Capital Group Ltd	12,400	347

		999

REITS — Diversified (1.06%)
Entertainment Properties Trust	13,154	618
Investors Real Estate Trust	10,633	95
Washington Real Estate Investment Trust (b)	8,490	267

		980

REITS — Healthcare (0.86%)
Senior Housing Properties Trust	35,170	798

REITS — Hotels (1.01%)
Ashford Hospitality Trust Inc	28,000	201
DiamondRock Hospitality Co	29,020	435
FelCor Lodging Trust Inc	18,890	294

		930

REITS — Mortgage (1.04%)
Anthracite Capital Inc	16,920	123
Arbor Realty Trust Inc (b)	7,080	114
Deerfield Capital Corp (a)(b)	38,841	311
Gramercy Capital Corp/New York (b)	16,881	410

		958

REITS — Office Property (0.56%)
BioMed Realty Trust Inc	22,342	518

REITS — Shopping Centers (0.57%)
Inland Real Estate Corp	12,330	175
Kite Realty Group Trust	6,750	103
Saul Centers Inc	2,190	117
Urstadt Biddle Properties Inc	8,540	132

		527

Research & Development (0.75%)
Parexel International Corp (a)	10,340	500
PharmaNet Development Group Inc (a)(b)	4,980	195

		695

Resorts & Theme Parks (0.77%)
Vail Resorts Inc (a)(b)	13,306	716

Respiratory Products (0.66%)
Respironics Inc (a)	9,279	608

Retail — Apparel & Shoe (2.02%)
Brown Shoe Co Inc	13,924	211
Dress Barn Inc (a)(b)	28,410	355
Gymboree Corp (a)	6,350	194
Men’s Wearhouse Inc	12,870	347
Phillips-Van Heusen Corp	14,780	545
Wet Seal Inc/The (a)(b)	92,871	216

		1,868

Retail — Appliances (0.10%)
Conn’s Inc (a)(b)	5,325	91

Retail — Automobile (0.20%)
Asbury Automotive Group Inc	12,520	188

Retail — Restaurants (0.31%)
AFC Enterprises (a)(b)	7,919	90
Sonic Corp (a)(b)	9,100	199

		289

Retail — Sporting Goods (0.40%)
Hibbett Sports Inc (a)(b)	18,610	372

Rubber — Tires (0.42%)
Cooper Tire & Rubber Co	23,240	385

Rubber & Plastic Products (0.12%)
Myers Industries Inc	7,398	107

Savings & Loans — Thrifts (0.51%)
FirstFed Financial Corp (a)(b)	8,410	301
Franklin Bank Corp/Houston TX (a)(b)	9,640	42
WSFS Financial Corp	2,640	132

		475

Seismic Data Collection (0.79%)
Dawson Geophysical Co (a)(b)	3,032	217
ION Geophysical Corp (a)	32,733	516

		733

Semiconductor Component — Integrated Circuits (1.24%)
Emulex Corp (a)	29,292	478
Micrel Inc (b)	24,224	205
Power Integrations Inc (a)	3,460	119
Standard Microsystems Corp (a)	8,774	343

		1,145

Steel — Producers (0.51%)
Claymont Steel Holdings Inc (a)	4,546	106
Reliance Steel & Aluminum Co	6,730	365

		471

See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Telecommunication Equipment (1.93%)
ADC Telecommunications Inc (a)	31,420	$488
Arris Group Inc (a)(b)	45,870	458
Comtech Telecommunications Corp (a)(b)	13,305	719
CPI International Inc (a)(b)	6,830	117

		1,782

Telecommunication Equipment — Fiber Optics (0.14%)
Oplink Communications Inc (a)(b)	8,690	133

Telecommunication Services (1.40%)
Consolidated Communications Holdings Inc (b)	20,350	405
NeuStar Inc (a)(b)	11,570	332
Premiere Global Services Inc (a)	37,540	557

		1,294

Telephone — Integrated (0.40%)
Alaska Communications Systems Group Inc	24,590	369

Television (0.35%)
Lin TV Corp (a)	10,620	129
Sinclair Broadcast Group Inc	23,411	192

		321

Textile — Apparel (0.28%)
Perry Ellis International Inc (a)	16,630	256

Therapeutics (1.57%)
BioMarin Pharmaceutical Inc (a)(b)	12,640	447
Isis Pharmaceuticals Inc (a)(b)	31,110	490
Medarex Inc (a)(b)	30,990	323
Progenies Pharmaceuticals Inc (a)(b)	10,820	196

		1,456

Tobacco (0.11%)
Alliance One International Inc (a)	25,070	102

Toys (0.61%)
Jakks Pacific Inc (a)(b)	19,060	450
Marvel Entertainment Inc (a)(b)	4,400	117

		567

Transactional Software (0.21%)
VeriFone Holdings Inc (a)(b)	8,190	190

Transport — Marine (0.23%)
Horizon Lines Inc (b)	11,311	211

Transport — Services (0.36%)
HUB Group Inc (a)	12,556	334

Transport — Truck (0.02%)
Old Dominion Freight Line Inc (a)(b)	959	22

Vitamins & Nutrition Products (0.14%)
USANA Health Sciences Inc (a)(b)	3,580	133

Wire & Cable Products (0.25%)
Belden Inc	5,270	234

Wireless Equipment (0.82%)
EMS Technologies Inc (a)	8,887	269
RF Micro Devices Inc (a)(b)	36,388	208
Viasat Inc (a)	8,313	286

		763

TOTAL COMMON STOCKS		$90,707

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (19.35%)
Commercial Paper (2.05%)
Investment in Joint Trading Account; General Electric Capital
4.00%, 1/2/2008	$1,896	$1,896

Money Market Funds (17.30%)
BNY Institutional Cash Reserve Fund (c)	16,000	16,000

TOTAL SHORT TERM INVESTMENTS		$17,896

REPURCHASE AGREEMENTS (4.98%)
Finance — Investment Banker & Broker (4.98%)
Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $952,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (c)	$942	$942
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,700,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)	3,660	3,659

		4,601

TOTAL REPURCHASE AGREEMENTS		$4,601

Total Investments		$113,204
Liabilities in Excess of Other Assets, Net — (22.44)%		(20,748)

TOTAL NET ASSETS — 100.00%		$92,456

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
See accompanying notes

Schedule of Investments
SmallCap Account
December 31, 2007
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$13,834
Unrealized Depreciation	(9,908)

Net Unrealized Appreciation (Depreciation)	3,926
Cost for federal income tax purposes	109,278
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	41.69%
Consumer, Non-cyclical	20.33%
Industrial	16.58%
Consumer, Cyclical	11.26%
Technology	9.41%
Communications	8.94%
Energy	6.50%
Basic Materials	4.59%
Utilities	3.14%
Liabilities in Excess of Other Assets, Net	(22.44%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (96.26%)
Advanced Materials & Products (0.11%)
Ceradyne Inc (a)	2,580	$121

Aerospace & Defense Equipment (3.52%)
AAR Corp (a)	38,995	1,483
BE Aerospace Inc (a)	25,399	1,344
DRS Technologies Inc	4,283	232
Triumph Group Inc	8,900	733

		3,792

Alternative Waste Tech (0.16%)
Darling International Inc (a)	14,645	169

Applications Software (2.52%)
Callidus Software Inc (a)	16,136	84
EPIQ Systems Inc (a)	7,170	125
Moldflow Corp (a)	14,220	229
Nuance Communications Inc (a)(b)	74,482	1,391
Progress Software Corp (a)	18,059	608
Verint Systems Inc (a)	13,972	273

		2,710

Auto/Truck Parts & Equipment — Original (0.14%)
Wonder Auto Technology Inc (a)(b)	13,555	150

Batteries & Battery Systems (0.19%)
Energy Conversion Devices Inc (a)(b)	6,081	205

Building — Maintenance & Service (0.40%)
Healthcare Services Group (b)	20,500	434

Building & Construction — Miscellaneous (0.16%)
Layne Christensen Co (a)	3,597	177

Building Products — Light Fixtures (0.55%)
Genlyte Group Inc (a)	6,274	597

Cellular Telecommunications (0.11%)
Centennial Communications Corp (a)	12,572	117

Chemicals — Plastics (0.14%)
Landec Corp (a)(b)	11,481	154

Commercial Banks (2.14%)
Prosperity Bancshares Inc	15,700	461
SVB Financial Group (a)(b)	13,850	698
Texas Capital Bancshares Inc (a)(b)	22,920	418
UCBH Holdings Inc	34,893	494
Virginia Commerce Bancorp (a)(b)	12,076	142
Wilshire Bancorp Inc	12,030	95

		2,308

Commercial Services (1.02%)
HMS Holdings Corp (a)(b)	8,585	285
Team Inc (a)	4,380	160
TeleTech Holdings Inc (a)	30,900	658

		1,103

Commercial Services — Finance (0.33%)
Bankrate Inc (a)(b)	7,500	361

Communications Software (0.17%)
Smith Micro Software Inc (a)(b)	21,100	179

Computer Aided Design (1.34%)
Ansys Inc (a)	34,750	1,441

Computer Services (0.81%)
BluePhoenix Solutions Ltd (a)(b)	8,218	149
Factset Research Systems Inc	9,859	549
iGate Corp (a)(b)	12,513	106
Starlims Technologies Ltd (a)	5,952	64

		868

Computer Software (0.14%)
Omniture Inc (a)(b)	4,653	155

Computers — Integrated Systems (1.69%)
Brocade Communications Systems Inc (a)	61,600	452
Micros Systems Inc (a)	11,998	842
Stratasys Inc (a)(b)	20,200	522

		1,816

Computers — Memory Devices (0.12%)
Data Domain Inc (a)	4,810	127

Computers — Peripheral Equipment (0.32%)
Compellent Technologies Inc (a)(b)	13,000	157
lcad Inc (a)	26,382	53
Rimage Corp (a)(b)	5,080	132

		342

Consulting Services (1.08%)
CRA International Inc (a)(b)	11,706	557
FTI Consulting Inc (a)	4,706	290
Huron Consulting Group Inc (a)	3,950	319

		1,166

Consumer Products — Miscellaneous (0.18%)
Central Garden and Pet Co — A Shares (a)(b)	25,004	134
Central Garden and Pet Co (a)(b)	10,897	63

		197

Containers — Metal & Glass (0.13%)
Greif Inc	2,120	139

Cosmetics & Toiletries (1.23%)
Bare Escentuals Inc (a)(b)	24,815	602
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Chattem Inc (a)(b)	9,500	$717

		1,319

Data Processing & Management (0.54%)
FalconStor Software Inc (a)(b)	52,107	587

Decision Support Software (1.09%)
DemandTec Inc (a)(b)	21,338	412
Interactive Intelligence Inc (a)	18,909	498
SPSS Inc (a)	7,340	263

		1,173

Diagnostic Equipment (1.41%)
Gen-Probe Inc (a)	15,300	963
Hansen Medical Inc (a)(b)	13,600	407
Immucor Inc (a)	4,180	142

		1,512

Diagnostic Kits (0.23%)
Medtox Scientific Inc (a)	4,785	86
Meridian Bioscience Inc	5,351	161

		247

Disposable Medical Products (0.15%)
Volcano Corp (a)	13,212	165

Distribution & Wholesale (0.87%)
Beacon Roofing Supply Inc (a)(b)	10,959	92
LKQ Corp (a)	40,262	847

		939

Diversified Manufacturing Operations (0.88%)
Ameron International Corp	1,278	118
Barnes Group Inc	5,011	167
ESCO Technologies Inc (a)(b)	14,638	585
Lydall Inc (a)	7,821	82

		952

Drug Delivery Systems (0.09%)
Penwest Pharmaceuticals Co (a)(b)	15,731	92

E-Commerce — Products (0.33%)
1-800-FLOWERS.COM Inc (a)	14,417	126
NutriSystem Inc (a)(b)	8,590	232

		358

Educational Software (1.05%)
Blackboard Inc (a)	23,347	940
SkillSoft PLC ADR (a)	20,091	192

		1,132

Electronic Components — Miscellaneous (1.29%)
Benchmark Electronics Inc (a)	5,507	98
Daktronics Inc (b)	15,173	342
Technitrol Inc	33,000	943

		1,383

Electronic Components — Semiconductors (4.61%)
Advanced Analogic Technologies Inc (a)	76,805	866
AXT Inc (a)	22,329	139
Diodes Inc (a)	26,520	798
Microsemi Corp (a)(b)	66,853	1,480
ON Semiconductor Corp (a)(b)	54,410	483
SiRF Technology Holdings Inc (a)(b)	4,800	121
Skyworks Solutions Inc (a)	43,810	372
Supertex Inc (a)(b)	13,300	416
Volterra Semiconductor Corp (a)(b)	12,400	137
Zoran Corp (a)	6,535	147

		4,959

Electronic Design Automation (0.49%)
Ansoft Corp (a)	16,890	437
Magma Design Automation Inc (a)	7,809	95

		532

Electronic Measurement Instruments (1.05%)
Analogic Corp	4,228	286
FARO Technologies Inc (a)(b)	6,500	177
Flir Systems Inc (a)	9,230	289
Itron Inc (a)(b)	2,660	255
LeCroy Corp (a)	12,398	119

		1,126

Electronic Security Devices (1.08%)
Taser International Inc (a)(b)	80,700	1,161

E-Marketing & Information (0.11%)
Constant Contact Inc (a)(b)	5,553	119

Energy — Alternate Sources (0.35%)
Evergreen Solar Inc (a)(b)	7,850	135
FuelCell Energy Inc (a)(b)	15,321	152
Headwaters Inc (a)(b)	7,209	85

		372

Engineering — Research & Development Services (0.50%)
EMCOR Group Inc (a)	22,620	535

Enterprise Software & Services (2.43%)
Concur Technologies Inc (a)(b)	4,380	159
Lawson Software Inc (a)	12,100	124
Omnicell Inc (a)	34,198	921
Taleo Corp (a)	5,110	152
Ultimate Software Group Inc (a)	39,852	1,254

		2,610

See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
E-Services — Consulting (0.14%)
Access Integrated Technologies Inc (a)(b)	9,887	$44
Perficient Inc (a)(b)	7,000	110

		154

Finance — Consumer Loans (0.10%)
Portfolio Recovery Associates Inc (b)	2,745	109

Firearms & Ammunition (0.23%)
Smith & Wesson Holding Corp (a)(b)	40,560	247

Food — Miscellaneous/Diversified (0.80%)
Chiquita Brands International Inc (a)(b)	39,831	733
Hain Celestial Group Inc (a)(b)	3,909	125

		858

Food — Wholesale & Distribution (0.05%)
United Natural Foods Inc (a)	1,650	52

Footwear & Related Apparel (1.31%)
CROCS Inc (a)(b)	14,730	542
Iconix Brand Group Inc (a)(b)	44,078	867

		1,409

Gambling (Non-Hotel) (0.12%)
Pinnacle Entertainment Inc (a)	5,600	132

Health Care Cost Containment (0.13%)
Transcend Services Inc (a)	8,821	143

Home Furnishings (0.07%)
Tempur-Pedic International Inc (b)	2,960	77

Hotels & Motels (0.33%)
Orient-Express Hotels Ltd	6,184	356

Housewares (0.05%)
Lifetime Brands Inc (b)	4,354	57

Human Resources (0.80%)
Emergency Medical Services Corp (a)(b)	8,470	248
Kenexa Corp (a)(b)	4,555	89
SuccessFactors Inc (a)(b)	8,200	97
TrueBlue Inc (a)	29,774	431

		865

Identification Systems — Development (0.10%)
L-l Identity Solutions Inc (a)(b)	6,038	108

Industrial Automation & Robots (0.10%)
Hurco Cos Inc (a)	2,564	112

Industrial Gases (0.66%)
Airgas Inc	13,670	712

Instruments — Scientific (0.48%)
FEI Co (a)(b)	20,840	517

Internet Application Software (0.16%)
Cybersource Corp (a)	9,751	173

Internet Connectivity Services (0.16%)
Cognet Communications Group Inc (a)	7,260	172

Internet Content — Entertainment (0.12%)
Shanda Interactive Entertainment Ltd ADR (a)	3,895	130

Internet Content — Information & News (0.81%)
LoopNet Inc (a)(b)	31,060	436
TheStreet.com Inc (b)	27,482	438

		874

Internet Incubators (0.36%)
Internet Capital Group Inc (a)(b)	33,101	389

Internet Infrastructure Software (0.14%)
Asialnfo Holdings Inc (a)(b)	13,691	151

Internet Security (0.55%)
Blue Coat Systems Inc (a)	18,100	595

Internet Telephony (0.10%)
j2 Global Communications Inc (a)	5,200	110

Lasers — Systems & Components (0.75%)
II-VI Inc (a)	26,321	804

Machinery — Construction & Mining (0.40%)
Bucyrus International Inc	4,352	433

Machinery — General Industry (1.59%)
DXP Enterprises Inc (a)	3,028	141
Middleby Corp (a)(b)	11,134	853
Wabtec Corp	20,700	713

		1,707

Machinery — Print Trade (0.08%)
Presstek Inc (a)(b)	17,443	89

Machinery Tools & Related Products (0.45%)
Kennametal Inc	12,750	483

Medical — Biomedical/Gene (5.45%)
AMAG Pharmaceuticals Inc (a)(b)	4,700	283
BioMimetic Therapeutics Inc (a)	7,060	123
Genomic Health Inc (a)(b)	10,900	247
Illumina Inc (a)(b)	6,264	371
Integra LifeSciences Holdings Corp (a)(b)	19,000	797
Lifecell Corp (a)(b)	42,400	1,828
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Medical — Biomedical/Gene (continued)
Myriad Genetics Inc (a)(b)	19,476	$904
Regeneron Pharmaceuticals Inc (a)	11,000	266
Sangamo Biosciences Inc (a)(b)	28,737	376
Seattle Genetics Inc/WA (a)(b)	18,600	212
Sequenom Inc (a)	21,213	202
Third Wave Technologies Inc (a)	26,152	252

		5,861

Medical — Drugs (0.43%)
Array Biopharma Inc (a)(b)	23,500	198
Auxilium Pharmaceuticals Inc (a)(b)	8,800	264

		462

Medical — Outpatient & Home Medical Care (0.34%)
Res-Care Inc (a)	14,500	365

Medical Imaging Systems (0.24%)
IRIS International Inc (a)	13,321	261

Medical Information Systems (1.29%)
AMICAS Inc (a)	36,486	97
Phase Forward Inc (a)	59,245	1,289

		1,386

Medical Instruments (3.07%)
Angiodynamics Inc (a)	11,200	213
Arthrocare Corp (a)(b)	11,934	573
BrukerBioSciences Corp (a)	15,022	200
Cepheid Inc (a)(b)	31,335	826
DexCom Inc (a)(b)	11,155	99
Micrus Endovascular Corp (a)	16,390	323
NuVasive Inc (a)	9,323	368
Spectranetics Corp (a)(b)	20,771	318
Symmetry Medical Inc (a)(b)	7,291	127
Thoratec Corp (a)	8,200	149
Trans 1 Inc (a)(b)	6,204	102

		3,298

Medical Laboratory & Testing Service (0.68%)
Bio-Reference Labs Inc (a)(b)	22,272	728

Medical Laser Systems (0.04%)
Biolase Technology Inc (a)	18,281	43

Medical Products (1.05%)
Accuray Inc (a)(b)	8,300	126
American Medical Systems Holdings Inc (a)(b)	7,953	115
Cantel Medical Corp (a)	7,809	114
Luminex Corp (a)(b)	9,203	149
Sonic Innovations Inc (a)(b)	18,398	142
TomoTherapy Inc (a)(b)	7,700	151
Tutogen Medical Inc (a)	13,493	139
Wright Medical Group Inc (a)	6,636	194

		1,130

Metal Processors & Fabrication (0.67%)
Kaydon Corp	2,357	128
Ladish Co Inc (a)	13,840	598

		726

Miscellaneous Manufacturers (0.11%)
American Railcar Industries Inc	2,836	55
China Fire & Security Group Inc (a)(b)	4,602	59

		114

Networking Products (1.53%)
Atheros Communications Inc (a)	9,300	284
Foundry Networks Inc (a)	15,700	275
Ixia (a)	50,250	477
Netgear Inc (a)	4,156	148
Polycom Inc (a)	16,067	446
Starent Networks Corp (a)(b)	1,105	20

		1,650

Oil — Field Services (1.73%)
Cal Dive International Inc (a)(b)	7,650	101
Core Laboratories NV (a)	5,218	651
Hornbeck Offshore Services Inc (a)(b)	7,553	339
Terra Technologies Inc (a)(b)	33,768	526
Willbros Group Inc (a)(b)	6,350	243

		1,860

Oil Company — Exploration & Production (2.09%)
Carrizo Oil & Gas Inc (a)	7,192	394
Penn Virginia Corp	5,283	230
PetroHawk Energy Corp (a)	51,974	900
Quicksilver Resources Inc (a)(b)	8,885	529
Whiting Petroleum Corp (a)	3,466	200

		2,253

Oil Field Machinery & Equipment (1.41%)
Complete Production Services Inc (a)(b)	29,800	535
Lufkin Industries Inc	2,611	150
Mitcham Industries Inc (a)	16,643	342
T-3 Energy Services Inc (a)	10,500	494

		1,521

Pharmacy Services (0.14%)
BioScrip Inc (a)	19,346	150

Physical Therapy & Rehabilitation Centers (1.08%)
Psychiatric Solutions Inc (a)(b)	35,612	1,157

Physician Practice Management (1.60%)
Pediatrix Medical Group Inc (a)	25,187	1,717
See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Private Corrections (0.37%)
Geo Group Inc/The (a)	14,100	$395

Property & Casualty Insurance (0.16%)
United America Indemnity Ltd (a)	8,400	167

Reinsurance (0.10%)
Argo Group International Holdings Ltd (a)	2,574	108

RBITS — Healthcare (0.66%)
Ventas Inc	15,649	708

RBITS — Office Property (0.25%)
BioMed Realty Trust Inc	11,532	267

Research & Development (1.28%)
Albany Molecular Research Inc (a)	10,917	157
Kendle International Inc (a)(b)	5,214	255
Parexel International Corp (a)	19,935	963

		1,375

Respiratory Products (0.35%)
Resmed Inc (a)(b)	7,116	374

Retail — Apparel & Shoe (2.57%)
Aeropostale Inc (a)	7,370	195
Childrens Place Retail Stores Inc/The (a)	13,769	357
Christopher & Banks Corp	19,587	224
DSW Inc (a)(b)	5,790	108
Gymboree Corp (a)	12,600	384
Lululemon Athletica Inc (a)(b)	2,600	123
Phillips-Van Heusen Corp	20,528	757
Tween Brands Inc (a)(b)	15,100	400
Wet Seal Inc/The (a)(b)	93,000	217

		2,765

Retail — Discount (0.14%)
99 Cents Only Stores (a)(b)	18,502	147

Retail — Jewelry (0.04%)
Fuqi International Inc (a)	5,115	42

Retail — Perfume & Cosmetics (0.17%)
Ulta Salon Cosmetics & Fragrance Inc (a)	10,372	178

Retail — Petroleum Products (0.18%)
World Fuel Services Corp	6,530	190

Retail — Restaurants (2.00%)
California Pizza Kitchen Inc (a)	37,046	577
CKE Restaurants Inc (b)	41,952	553
Red Robin Gourmet Burgers Inc (a)(b)	15,000	480
Texas Roadhouse Inc (a)(b)	49,100	543

		2,153

Retail — Sporting Goods (0.22%)
Hibbett Sports Inc (a)	4,950	99
Zumiez Inc (a)(b)	5,630	137

		236

Schools (0.51%)
Capella Education Co (a)	2,458	161
Corinthian Colleges Inc (a)	9,633	148
K12 Inc (a)	1,400	36
Strayer Education Inc	1,184	202

		547

Seismic Data Collection (0.63%)
ION Geophysical Corp (a)(b)	42,800	675

Semiconductor Component — Integrated Circuits (2.14%)
Anadigics Inc (a)(b)	61,112	707
Hittite Microwave Corp (a)	11,400	545
Power Integrations Inc (a)	14,241	490
Standard Microsystems Corp (a)	14,460	565

		2,307

Semiconductor Equipment (0.68%)
Amtech Systems Inc (a)	8,411	109
BTU International Inc (a)	6,664	89
Formfactor Inc (a)	11,427	378
LTX Corp (a)(b)	14,608	47
Varian Semiconductor Equipment Associates Inc (a)	2,875	106

		729

Steel — Producers (1.21%)
Steel Dynamics Inc	21,822	1,300

Superconductor Production & Systems (0.14%)
American Superconductor Corp (a)	5,605	153

Telecommunication Equipment (1.73%)
Comtech Telecommunications Corp (a)	12,900	697
Nice Systems Ltd ADR (a)	28,481	977
ShoreTel Inc (a)	13,510	189

		1,863

Telecommunication Equipment — Fiber Optics (0.11%)
Harmonic Inc (a)	11,350	119

Telecommunication Services (1.28%)
Knology Inc (a)	9,239	118
NeuStar Inc (a)	9,718	279
Neutral Tandem Inc (a)	12,765	243
PAETEC Holding Corp (a)(b)	10,163	99
SAVVIS Inc (a)(b)	8,950	250
Time Warner Telecom Inc (a)	18,940	384

		1,373

See accompanying notes

Schedule of Investments
SmallCap Growth Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Theaters (0.13%)
National CineMedia Inc	5,600	$141

Therapeutics (0.99%)
BioMarin Pharmaceutical Inc (a)(b)	22,750	806
Isis Pharmaceuticals Inc (a)(b)	16,267	256

		1,062

Toys (0.72%)
Marvel Entertainment Inc (a)(b)	28,940	773

Transactional Software (0.12%)
Bottomline Technologies Inc (a)	8,984	126

Transport — Equipment & Leasing (0.07%)
Aircastle Ltd	2,900	76

Transport — Services (0.65%)
HUB Group Inc (a)	26,493	704

Transport — Truck (0.76%)
Landstar System Inc	19,336	815

Veterinary Diagnostics (1.41%)
Animal Health International Inc (a)	10,246	126
Neogen Corp (a)	4,678	124
VCA Antech Inc (a)	28,532	1,262

		1,512

Web Hosting & Design (0.14%)
NIC Inc	18,143	153

Web Portals (0.26%)
United Online Inc (b)	23,550	278

Wireless Equipment (2.12%)
Ceragon Networks Ltd (a)	27,900	276
Globecomm Systems Inc (a)	12,925	151
Novatel Wireless Inc (a)(b)	27,351	443
SBA Communications Corp (a)(b)	20,400	691
Sierra Wireless Inc (a)(b)	6,447	96
Viasat Inc (a)	18,100	623

		2,280

X-Ray Equipment (0.63%)
Hologic Inc (a)	9,818	674

TOTAL COMMON STOCKS		$103,566

SHORT TERM INVESTMENTS (13.01%)
Money Market Funds (13.01%)
BNY Institutional Cash Reserve Fund	$13,997	$13,997

TOTAL SHORT TERM INVESTMENTS		$13,997

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (9.72%)

Finance — Investment Banker & Broker (9.72%)

Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,940,000; 5.38% -5.50%; dated 03/15/11 - 05/18/16) (c)	$1,920	$1,920
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $8,638,000; 0.00% - 6.50%; dated 01/15/08 - 06/09/33) (c)	8,544	8,542

		10,462

TOTAL REPURCHASE AGREEMENTS		$10,462

Total Investments		$128,025
Liabilities in Excess of Other Assets, Net - (18.99)%		(20,431)

TOTAL NET ASSETS - 100.00%		$107,594

(a)	Non-Income Producing Security

(b)	Security or a portion of the security was on loan at the end of the period.

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$14,356
Unrealized Depreciation	(9,941)

Net Unrealized Appreciation (Depreciation)	4,415
Cost for federal income tax purposes	123,610
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Consumer, Non-cyclical	27.53%
Financial	26.14%
Technology	21.54%
Industrial	16.22%
Communications	10.28%
Consumer, Cyclical	9.06%
Energy	6.21%
Basic Materials	2.01%
Liabilities in Excess of Other Assets, Net	(18.99%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMOM STOCKS (95.38%)
Advanced Materials & Products (0.39%)
Ceradyne Inc (a)(b)	14,700	$690

Aerospace & Defense (0.25%)
Esterline Technologies Corp (b)	8,700	450

Aerospace & Defense Equipment (1.19%)
Curtiss-Wright Corp	15,100	758
Kaman Corp	6,200	228
Moog Inc (b)	8,050	369
Triumph Group Inc (a)	9,500	782

		2,137

Agricultural Chemicals (1.50%)
CF Industries Holdings Inc (a)	20,900	2,300
UAP Holding Corp	9,900	382

		2,682

Airlines (0.92%)
Republic Airways Holdings Inc (a)(b)	36,400	713
Skywest Inc	34,700	932

		1,645

Apparel Manufacturers (0.30%)
G-III Apparel Group Ltd (a)(b)	6,500	96
Kellwood Co	13,200	220
Maidenform Brands Inc (a)(b)	14,600	197
Oxford Industries Inc (a)	900	23

		536

Applications Software (0.25%)
American Reprographics Co (a)(b)	5,100	84
Progress Software Corp (b)	6,900	233
Quest Software Inc (b)	6,900	127

		444

Auction House & Art Dealer (0.10%)
Sotheby’s	4,800	183

Auto/Truck Parts & Equipment — Original (0.58%)
American Axle & Manufacturing Holdings (a)	5,800	108
Lear Corp (b)	25,500	705
Tenneco Inc (b)	8,300	217

		1,030

Auto/Truck Parts & Equipment — Replacement (0.56%)
Aftermarket Technology Corp (b)	35,000	954
Standard Motor Products Inc (a)	5,600	46

		1,000

B2B - E-Commerce (0.06%)
Ariba Inc (a)(b)	9,300	104

Batteries & Battery Systems (0.36%)
EnerSys (b)	7,200	179
Greatbatch Inc (a)(b)	23,400	468

		647

Broadcasting Services & Programming (0.34%)
DG FastChannel Inc (a)(b)	23,700	608

Building — Heavy Construction (0.05%)
Perini Corp (b)	2,100	87

Building — Maintenance & Service (0.11%)
ABM Industries Inc	9,600	196

Building & Construction — Miscellaneous (0.16%)
Dycom Industries Inc (b)	11,000	293

Building & Construction Products — MisceUaneous (0.09%)
NCI Building Systems Inc (a)(b)	5,600	161

Building Products — Air & Heating (0.33%)
Comfort Systems USA Inc	27,900	356
Goodman Global Inc (a)(b)	9,600	236

		592

Building Products — Cement & Aggregate (0.12%)
Eagle Materials Inc (a)	6,200	220

Building Products — Doors & Windows (0.15%)
Apogee Enterprises Inc (a)	15,800	270

Building Products — Light Fixtures (0.16%)
Genlyte Group Inc (b)	3,000	286

Building Products — Wood (0.10%)
Universal Forest Products Inc	6,100	180

Casino Hotels (0.08%)
Monarch Casino & Resort Inc (a)(b)	6,200	149

Cellular Telecommunications (0.26%)
Centennial Communications Corp (a)(b)	9,300	86
Syniverse Holdings Inc (a)(b)	24,700	385

		471

Chemicals — Diversified (0.38%)
Innospec Inc (a)	8,800	151
Olin Corp (a)	9,000	174
Rockwood Holdings Inc (a)(b)	10,500	349

		674

Chemicals — Plastics (0.26%)
PolyOne Corp (a)(b)	23,500	155
Schulman A Inc	6,700	144
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Chemicals — Plastics (continued)
Spartech Corp	11,200	$158

		457

Chemicals — Specialty (2.77%)
Arch Chemicals Inc	13,100	481
HB Fuller Co (a)	38,000	853
Hercules Inc	32,500	629
Minerals Technologies Inc	3,300	221
NewMarket Corp (a)	3,000	167
OM Group Inc (a)(b)	11,700	673
Sensient Technologies Corp	19,400	549
Terra Industries Inc (a)(b)	19,700	941
WR Grace & Co (a)(b)	13,500	354
Zep Inc (a)(b)	6,200	86

		4,954

Circuit Boards (0.27%)
Park Electrochemical Corp	13,300	376
TTM Technologies Inc (b)	9,200	107

		483

Collectibles (0.12%)
RC2 Corp (a)(b)	7,800	219

Commercial Banks (9.33%)
1 st Source Corp (a)	5,910	102
Amcore Financial Inc	5,400	123
American West Bancorp	1,800	32
Ameris Bancorp	6,740	114
Bancfirst Corp	4,100	176
Banco Latinoamericano de Exportaciones	7,300	119
Banner Corp	2,500	72
Capital Corp of the West (a)	2,700	52
Capitol Bancorp Ltd (a)	5,100	103
Cascade Bancorp (a)	12,000	167
Cathay General Bancorp (a)	5,100	135
Central Pacific Financial Corp	15,500	286
Chemical Financial Corp (a)	6,993	166
Citizens Republic Bancorp Inc (a)	17,155	249
City Bank/Lynnwood WA (a)	8,100	182
City Holding Co	13,800	467
Colonial BancGroup Inc/The	17,700	240
Columbia Banking System Inc (a)	5,757	171
Community Bancorp/NV (a)(b)	3,300	57
Community Bank System Inc	7,400	147
Community Trust Bancorp Inc	13,563	373
Corns Bankshares Inc (a)	45,700	488
Cullen/Frost Bankers Inc	7,700	390
CVB Financial Corp	9,725	101
East West Bancorp Inc (a)	21,000	509
First Bancorp/Puerto Rico (a)	23,500	171
First Commonwealth Financial Corp	11,200	119
First Community Bancorp Inc/CA (a)	4,800	198
First Community Bancshares Inc/VA	4,800	153
First Merchants Corp	5,500	120
First Regional Bancorp/Los Angeles CA (a)(b)	3,200	60
First State Bancorporation/NM	5,800	81
FNB Corp/PA (a)	10,700	157
FNB Corp/VA	600	14
Frontier Financial Corp (a)	8,900	165
Great Southern Bancorp Inc	5,200	114
Green Bankshares Inc	4,600	88
Hanmi Financial Corp	60,100	518
Heartland Financial USA Inc (a)	2,700	50
Heritage Commerce Corp	1,100	20
Horizon Financial Corp	5,625	98
IBERIABANK Corp	12,700	594
Imperial Capital Bancorp Inc	1,300	24
Independent Bank Corp/Ml	15,831	150
Independent Bank Corp/Rockland MA	14,000	381
Integra Bank Corp	7,800	110
Irwin Financial Corp	12,700	93
Lakeland Financial Corp (a)	3,100	65
MainSource Financial Group Inc	9,621	150
Nara Bancorp Inc	11,200	131
National Penn Bancshares Inc (a)	48,136	729
NET Bancorp Inc (a)	11,200	256
Old Second Bancorp Inc	1,400	38
Oriental Financial Group (a)	9,200	123
Pacific Capital Bancorp NA (a)	24,300	489
Peoples Bancorp Inc/OH	5,365	134
Prosperity Bancshares Inc	6,200	182
Provident Bankshares Corp (a)	12,500	267
Renasant Corp	6,750	146
Republic Bancorp Inc/KY	1,335	22
Royal Bancshares of Pennsylvania (a)	1,261	14
SCBT Financial Corp (a)	1,102	35
Security Bank Corp/GA (a)	4,800	44
Sierra Bancorp (a)	500	12
Simmons First National Corp	4,000	106
Southwest Bancorp Inc/Stillwater OK	15,100	277
Sterling Bancshares Inc/TX (a)	67,200	750
Sterling Financial Corp/PA (a)	8,031	132
Sterling Financial Corp/WA	36,420	612
Suffolk Bancorp (a)	2,500	77
Susquehanna Bancshares Inc (a)	13,700	253
SVB Financial Group (a)(b)	9,200	464
Taylor Capital Group Inc	8,100	165
TCF Financial Corp	59,300	1,063
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Commercial Banks (continued)
Trico Bancshares	5,400	$104
UCBH Holdings Inc	10,300	146
UMB Financial Corp (a)	6,500	249
Umpqua Holdings Corp (a)	20,393	313
Union Bankshares Corp/VA (a)	3,050	64
United Bankshares Inc (a)	4,100	115
Washington Trust Bancorp Inc	5,400	136
West Coast Bancorp/OR	18,500	342

		16,704

Commercial Services (0.23%)
First Advantage Corp (a)(b)	4,200	69
Live Nation Inc (b)	7,200	105
TeleTech Holdings Inc (b)	11,100	236

		410

Commercial Services — Finance (1.71%)
Advance America Cash Advance Centers Inc (a)	4,200	43
CBIZ Inc (a)(b)	25,200	247
Deluxe Corp	55,900	1,839
Dollar Financial Corp (a)(b)	22,228	682
Euronet Worldwide Inc (a)(b)	8,600	258

		3,069

Communications Software (0.13%)
Avid Technology Inc (a)(b)	4,000	113
Digi International Inc (b)	8,300	118

		231

Computer Aided Design (0.26%)
Aspen Technology Inc (b)	17,500	284
Parametric Technology Corp (b)	10,480	187

		471

Computer Services (0.59%)
Ciber Inc (b)	18,900	115
COMSYS IT Partners Inc (b)	6,500	103
Perot Systems Corp (b)	44,500	601
SI International Inc (b)	3,000	82
SYKES Enterprises Inc (b)	8,500	153

		1,054

Computers (0.11%)
Palm Inc (a)	29,880	189

Computers — Integrated Systems (0.25%)
Agilysys Inc	15,900	240
MTS Systems Corp	4,700	201

		441

Computers — Memory Devices (0.40%)
Hutchinson Technology Inc (a)(b)	5,300	139
Imation Corp	20,700	435
Quantum Corp (b)	40,500	109
Silicon Storage Technology Inc (b)	9,100	27

		710

Computers — Peripheral Equipment (0.20%)
Electronics for Imaging (b)	16,000	360

Consulting Services (0.83%)
CRA International Inc (a)(b)	3,900	185
Forrester Research Inc (a)(b)	7,700	216
Gartner Inc (a)(b)	14,800	260
SAIC Inc (b)	17,600	354
Watson Wyatt Worldwide Inc	10,300	478

		1,493

Consumer Products — Miscellaneous (0.97%)
Helen of Troy Ltd (a)(b)	2,900	50
Jarden Corp (a)(b)	2,365	56
Prestige Brands Holdings Inc (b)	17,500	131
Tupperware Brands Corp	45,400	1,499

		1,736

Containers — Metal & Glass (0.99%)
Greiflnc	13,700	895
Silgan Holdings Inc	16,900	878

		1,773

Containers — Paper & Plastic (0.13%)
Pactiv Corp (b)	8,600	229

Cosmetics & Toiletries (0.17%)
Elizabeth Arden Inc (a)(b)	14,700	299

Data Processing & Management (0.09%)
CSG Systems International Inc (b)	8,700	128
infoUSA Inc (a)	3,400	30

		158

Decision Support Software (0.04%)
QAD Inc	3,600	34
SPSS Inc (a)(b)	1,200	43

		77

Disposable Medical Products (0.14%)
ICU Medical Inc (a)(b)	6,900	248

Distribution & Wholesale (0.46%)
Core-Mark Holding Co Inc (a)(b)	8,000	230
United Stationers Inc (b)	10,200	471
Watsco Inc (a)	3,500	129

		830

Diversified Manufacturing Operations (2.00%)
Actuant Corp (a)	7,600	258
Acuity Brands Inc (a)	12,400	558
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Diversified Manufacturing Operations (continued)
Ameron International Corp	3,500	$323
AO Smith Corp	10,300	361
Barnes Group Inc	28,900	965
EnPro Industries Inc (a)(b)	31,100	953
Koppers Holdings Inc	3,700	160

		3,578

Diversified Operations (0.01%)
Compass Diversified Holdings	1,700	25

Diversified Operations & Commercial Services (0.26%)
Chemed Corp	3,500	195
Viad Corp	8,800	278

		473

Drug Delivery Systems (0.05%)
Noven Pharmaceuticals Inc (a)(b)	6,400	89

E-Commerce — Products (0.41%)
FTD Group Inc	56,800	732

Electric — Integrated (3.97%)
Black Hills Corp (a)	2,600	115
CH Energy Group Inc	4,600	205
Cleco Corp	22,800	634
El Paso Electric Co (b)	29,700	759
Empire District Electric Co/The (a)	9,700	221
Great Plains Energy Inc (a)	7,900	231
Idacorp Inc (a)	3,500	123
PNM Resources Inc	35,800	768
Portland General Electric Co	56,200	1,561
UIL Holdings Corp	6,900	255
Unisource Energy Corp	28,300	893
Westar Energy Inc	51,300	1,331

		7,096

Electric Products — Miscellaneous (0.63%)
GrafTech International Ltd (b)	63,600	1,129

Electronic Components — Miscellaneous (0.84%)
Bel Fuse Inc	4,500	132
Benchmark Electronics Inc (b)	15,100	268
CTS Corp	25,300	251
Methode Electronics Inc	11,400	187
OSI Systems Inc (b)	6,500	172
Plexus Corp (b)	3,600	95
Technitrol Inc	13,800	394

Electronic Components — Semiconductors (1.00%)		1,499

Actel Corp (b)	5,700	78
AMIS Holdings Inc (a)(b)	12,100	121
Amkor Technology Inc (a)(b)	20,700	177
Applied Micro Circuits Corp (b)	5,050	44
DSP Group Inc (b)	15,900	194
Lattice Semiconductor Corp (b)	13,300	43
ON Semiconductor Corp (a)(b)	16,700	148
QLogic Corp (b)	11,000	156
Semtech Corp (a)(b)	800	12
Skyworks Solutions Inc (a)(b)	13,600	116
Zoran Corp (b)	31,400	707

		1,796

Electronic Design Automation (0.17%)
Magma Design Automation Inc (a)(b)	9,700	118
Mentor Graphics Corp (a)(b)	17,400	188

		306

Electronic Measurement Instruments (0.08%)
Eagle Test Systems Inc (a)(b)	11,900	152

Engineering — Research & Development Services (0.31%)
EMCOR Group Inc (a)(b)	23,300	551

Engines — Internal Combustion (0.07%)
Briggs & Stratton Corp (a)	5,600	127

Enterprise Software & Services (1.03%)
Lawson Software Inc (a)(b)	19,000	195
Mantech International Corp (b)	8,800	386
MedAssets Inc (b)	4,700	112
MicroStrategy Inc (b)	3,200	304
Sybase Inc (a)(b)	31,900	832
SYNNEX Corp (b)	1,000	20

		1,849

E-Services — Consulting (0.10%)
Websense Inc (b)	10,700	182

Fiduciary Banks (0.27%)
Boston Private Financial Holdings Inc (a)	9,300	252
Wilmington Trust Corp	6,800	239

		491

Finance — Consumer Loans (0.44%)
Asta Funding Inc (a)	7,900	209
Encore Capital Group Inc (a)(b)	6,600	64
Ocwen Financial Corp (a)(b)	11,300	62
World Acceptance Corp (a)(b)	17,000	459

		794

Finance — Credit Card (0.13%)
Advanta Corp	14,950	120
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Finance — Credit Card (continued)
CompuCredit Corp (a)(b)	11,600	$116

		236

Finance — Investment Banker & Broker (1.03%)
Cowen Group Inc (a)(b)	1,200	11
Greenhill & Co Inc (a)	3,200	213
Investment Technology Group Inc (b)	9,600	457
Knight Capital Group Inc (a)(b)	46,700	672
optionsXpress Holdings Inc	4,600	156
Penson Worldwide Inc (b)	5,100	73
Piper Jaffray Cos (b)	2,600	120
SWS Group Inc	8,900	113
Thomas Weisel Partners Group Inc (b)	1,800	25

		1,840

Finance — Leasing Company (0.11%)
Financial Federal Corp	8,450	188

Finance — Mortgage Loan/Banker (0.16%)
Centerline Holding Co (a)	9,300	71
Federal Agricultural Mortgage Corp	8,500	224

		295

Finance — Other Services (0.02%)
eSpeed Inc (a)(b)	2,500	28

Food — Baking (0.09%)
Flowers Foods Inc	6,900	162

Food — Canned (0.13%)
TreeHouse Foods Inc (b)	10,400	239

Food — Miscellaneous/Diversified (0.30%)
Corn Products International Inc	2,200	81
Ralcorp Holdings Inc (b)	7,500	456

		537

Food — Retail (0.06%)
Ruddick Corp	3,000	104

Food — Wholesale & Distribution (0.98%)
Nash Finch Co (a)	19,300	681
Performance Food Group Co (b)	10,300	277
Spartan Stores Inc	35,000	799

		1,757

Footwear & Related Apparel (0.45%)
Deckers Outdoor Corp (a)(b)	2,000	310
Iconix Brand Group Inc (a)(b)	4,300	84
Skechers U.S.A. Inc (b)	5,000	98
Steven Madden Ltd (b)	7,700	154
Wolverine World Wide Inc	6,400	157

		803

Funeral Services & Related Items (0.22%)
Stewart Enterprises Inc (a)	44,700	398

Gas — Distribution (1.92%)
Atmos Energy Corp	7,100	199
New Jersey Resources Corp	21,000	1,050
Nicor Inc	11,500	487
Northwest Natural Gas Co (a)	4,300	209
South Jersey Industries Inc	8,800	318
Southwest Gas Corp (a)	32,900	980
WGL Holdings Inc	5,900	193

		3,436

Health Care Cost Containment (0.22%)
Healthspring Inc (b)	20,500	391

Home Furnishings (0.14%)
Ethan Allen Interiors Inc	8,800	251

Human Resources (0.58%)
AMN Healthcare Services Inc (b)	7,500	129
Heidrick & Struggles International Inc (a)	4,800	178
Kelly Services Inc	6,800	127
Kforce Inc (b)	10,800	105
MPS Group Inc (a)(b)	15,150	166
Spherion Corp (b)	44,600	325

		1,030

Identification Systems — Development (0.23%)
Checkpoint Systems Inc (a)(b)	15,800	410

Internet Application Software (0.35%)
Cybersource Corp (b)	7,547	134
Interwoven Inc (b)	24,200	344
Vignette Corp (b)	10,000	146

		624

Internet Infrastructure Equipment (0.29%)
Avocent Corp (b)	21,900	510

Internet Infrastructure Software (0.22%)
TIBCO Software Inc (b)	48,100	388
Internet Security (0.20%)

Ipass Inc (a)(b)	1,800	7
SonicWALL Inc (a)(b)	33,000	354

		361

Intimate Apparel (0.12%)
Warnaco Group Inc/The (b)	6,400	223

Investment Companies (0.37%)
MCG Capital Corp	16,000	185
Patriot Capital Funding Inc (a)	25,519	258
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Investment Companies (continued)
TICC Capital Corp (a)	24,679	$228

		671

Investment Management & Advisory Services (0.31%)
Calamos Asset Management Inc (a)	6,500	193
National Financial Partners Corp	2,800	128
Waddell & Reed Financial Inc	6,500	235

		556

Lasers — Systems & Components (0.54%)
Coherent Inc (b)	12,200	306
Cymer Inc (a)(b)	6,200	241
Electro Scientific Industries Inc (b)	1,300	26
Newport Corp (a)(b)	13,300	170
Rofin-Sinar Technologies Inc (b)	4,800	231

		974

Life & Health Insurance (1.15%)
American Equity Investment Life Holding	15,200	126
Delphi Financial Group Inc	38,650	1,364
Phoenix Cos Inc/The (a)	17,800	211
Universal American Corp (b)	14,100	361

		2,062

Machinery — Construction & Mining (0.06%)
Astec Industries Inc (a)(b)	3,000	112

Machinery — Electrical (0.45%)
Regal-Beloit Corp	17,800	800
Machinery — General Industry (1.48%)
Applied Industrial Technologies Inc	52,650	1,528
Kadant Inc (b)	800	24
Robbins & Myers Inc	3,100	235
Tennant Co	5,200	230
Wabtec Corp	18,300	630

		2,647

Machinery — Material Handling (0.17%)
Cascade Corp	4,700	219
Columbus McKinnon Corp/NY (b)	2,800	91

		310

Medical — Biomedical/Gene (0.71%)
Applera Corp — Celera Group (b)	4,800	76
Arena Pharmaceuticals Inc (a)(b)	2,400	19
Barrier Therapeutics Inc (b)	4,900	19
Bio-Rad Laboratories Inc (b)	5,500	570
Exelixis Inc (a)(b)	8,600	74
InterMune Inc (a)(b)	4,000	54
Lifecell Corp (a)(b)	3,700	160
Martek Biosciences Corp (a)(b)	400	12
Medivation Inc (a)(b)	2,100	30
Nektar Therapeutics (a)(b)	3,000	20
Protalix BioTherapeutics Inc (a)(b)	9,400	32
Savient Pharmaceuticals Inc (a)(b)	8,800	202

		1,268

Medical — Drugs (0.67%)
Acadia Pharmaceuticals Inc (a)(b)	5,000	55
Adams Respiratory Therapeutics Inc (a)(b)	3,800	227
Auxilium Pharmaceuticals Inc (a)(b)	3,000	90
Bionovo Inc (a)(b)	16,100	27
Bradley Pharmaceuticals Inc (a)(b)	3,900	77
Sciele Pharma Inc (a)(b)	17,600	360
Sucampo Pharmaceuticals Inc (a)(b)	2,600	48
ULURU Inc (b)	6,600	18
Valeant Pharmaceuticals International (b)	4,300	51
Viropharma Inc (a)(b)	31,200	248

		1,201

Medical — Generic Drugs (0.40%)
Alpharma Inc (a)(b)	15,600	314
Par Pharmaceutical Cos Inc (a)(b)	3,000	72
Perrigo Co (a)	9,200	322

		708

Medical — HMO (0.86%)
AMERIGROUP Corp (b)	29,400	1,072
Magellan Health Services Inc (b)	7,800	364
Molina Healthcare Inc (a)(b)	2,900	112

		1,548

Medical — Hospitals (0.11%)
Medcath Corp (b)	7,800	192

Medical — Outpatient & Home Medical Care (0.57%)
Apria Healthcare Group Inc (a)(b)	3,900	84
Gentiva Health Services Inc (a)(b)	44,300	844
Res-Care Inc (a)(b)	3,700	93

		1,021

Medical Instruments (0.24%)
Conmed Corp (a)(b)	17,900	413
SurModics Inc (a)(b)	400	22

		435

Medical Products (0.39%)
Haemonetics Corp (a)(b)	4,800	303
Invacare Corp	9,900	249
PSS World Medical Inc (b)	7,100	139

		691

Medical Sterilization Products (0.26%)
STERIS Corp	16,100	464

Metal — Aluminum (0.29%)
Century Aluminum Co (a)(b)	9,600	518
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Metal Processors & Fabrication (0.83%)
CIRCOR International Inc	5,400	$250
Mueller Industries Inc	14,300	415
Quanex Corp (a)	15,950	828

		1,493

Miscellaneous Manufacturers (0.16%)
FreightCar America Inc (a)	3,400	119
Reddy Ice Holdings Inc	6,300	159

		278

Motion Pictures & Services (0.05%)
Macrovision Corp (a)(b)	4,800	88

MRI — Medical Diagnostic Imaging (0.14%)
Alliance Imaging Inc (b)	26,900	259

Multilevel Direct Selling (0.09%)
Nu Skin Enterprises Inc	10,300	169

Multi-Line Insurance (0.11%)
Horace Mann Educators Corp	10,400	197

Multimedia (0.01%)
Media General Inc	1,200	26

Music (0.08%)
Steinway Musical Instruments (a)	5,500	152

Networking Products (0.67%)
Adaptec Inc (b)	11,400	39
Anixter International Inc (a)(b)	7,600	473
Black Box Corp	5,600	203
Foundry Networks Inc (b)	9,500	166
Ixia (b)	18,600	176
Polycom Inc (b)	5,000	139

		1,196

Non-Ferrous Metals (0.05%)
USEC Inc (a)(b)	10,400	94

Office Automation & Equipment (0.17%)
IKON Office Solutions Inc	23,200	302

Office Supplies & Forms (0.23%)
Ennis Inc	23,200	418

Oil — Field Services (1.32%)
Exterran Holdings Inc (a)(b)	5,687	465
Global Industries Ltd (a)(b)	5,900	126
Oil States International Inc (b)	23,900	816
RFC Inc (a)	7,362	86
Trico Marine Services Inc (a)(b)	20,000	740
Union Drilling Inc (a)(b)	8,100	128

		2,361

Oil & Gas Drilling (0.09%)
Parker Drilling Co (a)(b)	22,200	168

Oil Company — Exploration & Production (1.90%)
Bois d’Arc Energy Inc (a)(b)	7,000	139
Callon Petroleum Co (b)	20,100	331
Cimarex Energy Co	7,900	336
Comstock Resources Inc (a)(b)	8,000	272
Energy Partners Ltd (b)	6,827	81
Harvest Natural Resources Inc (a)(b)	13,200	165
Mariner Energy Inc (b)	11,700	268
PetroHawk Energy Corp (b)	10,400	180
Rosetta Resources Inc (a)(b)	4,200	83
Stone Energy Corp (a)(b)	14,100	661
Swift Energy Co (b)	19,700	869
Vaalco Energy Inc (b)	2,600	12

		3,397

Oil Refining & Marketing (0.38%)
Alon USA Energy Inc (a)	17,400	473
Holly Corp	3,900	198

		671

Paper & Related Products (0.74%)
Buckeye Technologies Inc (b)	42,500	531
Rock-Tenn Co (a)	18,200	462
Schweitzer-Mauduit International Inc	12,600	327

		1,320

Physical Therapy & Rehabilitation Centers (0.16%)
Psychiatric Solutions Inc (a)(b)	8,800	286

Poultry (0.21%)
Pilgrim’s Pride Corp (a)	12,700	368

Power Converter & Supply Equipment (0.12%)
Advanced Energy Industries Inc (b)	15,900	208

Printing — Commercial (0.25%)
Consolidated Graphics Inc (b)	8,100	387
Valassis Communications Inc (a)(b)	4,400	52

		439

Private Corrections (0.22%)
Geo Group Inc/The (a)(b)	14,300	400

Property & Casualty Insurance (3.81%)
American Physicians Capital Inc	7,000	290
Amerisafe Inc (b)	24,700	383
Amtrust Financial Services Inc	5,100	70
Fpic Insurance Group Inc (a)(b)	4,100	176
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Property & Casualty Insurance (continued)
Harleysville Group Inc	5,200	$184
Infinity Property & Casualty Corp (a)	6,900	249
Meadowbrook Insurance Group Inc (a)(b)	10,400	98
Navigators Group Inc (b)	12,100	787
Philadelphia Consolidated Holding Co (b)	5,500	216
PMA Capital Corp (b)	42,700	351
ProAssurance Corp (b)	9,300	511
RLI Corp	1,400	80
Safety Insurance Group Inc	22,300	817
SeaBright Insurance Holdings Inc (b)	21,900	330
Selective Insurance Group (a)	37,200	855
Zenith National Insurance Corp	31,600	1,414

		6,811

Publicly Traded Investment Fund (0.56%)
iShares Russell 2000 Value Index Fund	14,200	1,003

Publishing — Books (0.33%)
Scholastic Corp (b)	17,100	597

Publishing — Newspapers (0.23%)
Lee Enterprises Inc	27,800	407

Quarrying (0.16%)
Compass Minerals International Inc (a)	6,900	283

Racetracks (0.07%)
Speedway Motorsports Inc	3,900	121

Radio (0.43%)
Cox Radio Inc (a)(b)	34,700	422
Entercom Communications Corp (a)	14,400	197
Radio One Inc (b)	50,200	119
Westwood One Inc	18,800	37

		775

Real Estate Management & Services (0.04%)
HFF Inc (a)(b)	10,300	80

Reinsurance (1.99%)
Argo Group International Holdings Ltd (b)	14,147	596
Aspen Insurance Holdings Ltd	35,900	1,035
Max Capital Group Ltd	22,900	641
Odyssey Re Holdings Corp	11,600	426
Platinum Underwriters Holdings Ltd	24,400	868

		3,566

REITS — Apartments (0.07%)
Home Properties Inc (a)	2,800	126

REITS — Diversified (0.63%)
Entertainment Properties Trust	7,200	338
Lexington Realty Trust	53,900	784

		1,122

REITS — Healthcare (0.72%)
LTC Properties Inc	10,700	268
Medical Properties Trust Inc (a)	18,900	192
Omega Healthcare Investors Inc	14,900	239
Senior Housing Properties Trust	26,000	590

		1,289

REITS — Hotels (1.73%)
Ashford Hospitality Trust Inc	50,400	362
DiamondRock Hospitality Co	33,000	494
FelCor Lodging Trust Inc	68,600	1,070
Sunstone Hotel Investors Inc	63,600	1,163

		3,089

REITS — Manufactured Homes (0.19%)
Equity Lifestyle Properties Inc	7,600	347

REITS — Mortgage (0.87%)
Anthracite Capital Inc	48,800	353
Arbor Realty Trust Inc (a)	11,200	180
Capital Trust Inc/NY	4,400	135
Gramercy Capital Corp/New York (a)	5,000	122
MFA Mortgage Investments Inc	44,137	408
NorthStar Realty Finance Corp (a)	40,000	357

		1,555

REITS — Office Property (0.79%)
BioMed Realty Trust Inc	32,000	741
Maguire Properties Inc	5,800	171
Parkway Properties Inc/Md	13,600	503

		1,415

REITS — Regional Malls (0.65%)
Pennsylvania Real Estate Investment Trust	39,200	1,163

REITS — Shopping Centers (0.55%)
Cedar Shopping Centers Inc	17,900	183
Inland Real Estate Corp	17,400	247
Saul Centers Inc (a)	10,500	561

		991

REITS — Single Tenant (0.29%)
National Retail Properties Inc (a)	12,700	297
Realty Income Corp	8,300	224

		521

REITS — Storage (0.04%)
Extra Space Storage Inc	4,400	63

REITS — Warehouse & Industrial (0.26%)
First Industrial Realty Trust Inc	6,500	225
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
REITS — Warehouse & Industrial (continued)
First Potomac Realty Trust (a)	14,400	$249

		474

Rental — Auto & Equipment (0.41%)
Aaron Rents Inc	2,925	56
Dollar Thrifty Automotive Group (b)	6,900	163
Electro Rent Corp	2,600	39
Rent-A-Center Inc/TX (a)(b)	32,900	478

		736

Research & Development (0.08%)
Parexel International Corp (b)	2,800	135

Retail — Apparel & Shoe (0.86%)
Brown Shoe Co Inc	23,250	353
Cato Corp/The	17,900	280
Charlotte Russe Holding Inc (a)(b)	5,100	82
Charming Shoppes Inc (a)(b)	100	1
Collective Brands Inc (b)	14,500	252
Dress Barn Inc (a)(b)	6,400	80
New York & Co Inc (b)	16,500	105
Shoe Carnival Inc (a)(b)	3,100	44
Stage Stores Inc	20,775	307
Tween Brands Inc (a)(b)	1,200	32

		1,536

Retail — Auto Parts (0.05%)
CSK Auto Corp (a)(b)	17,500	88

Retail — Automobile (0.25%)
Asbury Automotive Group Inc	21,900	330
Sonic Automotive Inc	5,900	114

		444

Retail — Bookstore (0.11%)
Barnes & Noble Inc	5,700	196

Retail — Computer Equipment (0.22%)
Insight Enterprises Inc (a)(b)	5,400	98
PC Connection Inc (a)(b)	8,000	91
Systemax Inc (a)	9,700	197

		386

Retail — Convenience Store (0.25%)
Casey’s General Stores Inc	1,300	39
Pantry Inc/The (a)(b)	15,400	402

		441

Retail — Drug Store (0.08%)
Longs Drug Stores Corp (a)	3,000	141

Retail — Fabric Store (0.03%)
Jo-Ann Stores Inc (b)	3,800	50

Retail — Hair Salons (0.09%)
Regis Corp	5,800	162

Retail — Jewelry (0.16%)
Movado Group Inc	11,000	278

Retail — Office Supplies (0.01%)
School Specialty Inc (b)	700	24

Retail — Pawn Shops (0.41%)
Cash America International Inc	22,700	733

Retail — Restaurants (0.95%)
AFC Enterprises (a)(b)	6,500	73
Bob Evans Farms Inc	100	3
Domino’s Pizza Inc	21,300	282
Jack in the Box Inc (b)	36,700	946
Landry’s Restaurants Inc (a)	4,000	79
O’Charleys Inc	8,800	132
Papa John’s International Inc (a)(b)	8,300	188

		1,703

Retirement & Aged Care (0.07%)
Sunrise Senior Living Inc (a)(b)	3,900	120

Rubber — Tires (0.08%)
Cooper Tire & Rubber Co	8,200	136

Rubber & Plastic Products (0.16%)
Myers Industries Inc	19,700	285

Savings & Loans — Thrifts (1.38%)
Anchor Bancorp Wisconsin Inc (a)	2,800	66
BankUnited Financial Corp	24,500	169
Berkshire Hills Bancorp Inc	400	10
Dime Community Bancshares (a)	10,525	134
Downey Financial Corp (a)	5,700	177
First Financial Holdings Inc	5,100	140
First Niagara Financial Group Inc	60,146	724
First Place Financial Corp/OH (a)	4,700	66
FirstFed Financial Corp (a)(b)	11,400	408
Flagstar Bancorp Inc (a)	8,700	61
TierOne Corp	10,100	224
United Community Financial Corp/OH	13,700	76
WSFS Financial Corp	4,200	211

		2,466

Seismic Data Collection (0.04%)
Dawson Geophysical Co (a)(b)	1,000	71

Semiconductor Component — Integrated Circuits (0.81%)
Cirrus Logic Inc (b)	14,400	76
Emulex Corp (b)	51,900	847
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000's)

COMMON STOCKS (continued)
Semiconductor Component — Integrated
Circuits (continued)
Exar Corp (a)(b)	9,600	$77
Genesis Microchip Inc (b)	3,800	33
Micrel Inc	13,100	111
Pericom Semiconductor Corp (b)	3,500	65
Standard Microsystems Corp (b)	6,000	234

		1,443

Semiconductor Equipment (1.20%)
Asyst Technologies Inc (b)	23,600	77
Axcelis Technologies Inc (b)	20,400	94
Brooks Automation Inc (a)(b)	19,700	260
Cabot Microelectronics Corp (a)(b)	6,200	223
Cohu Inc	16,300	249
Credence Systems Corp (b)	12,900	31
Entegris Inc (a)(b)	49,939	431
Kulicke & Soffa Industries Inc (a)(b)	10,200	70
Mattson Technology Inc (a)(b)	5,200	44
MKS Instruments Inc (a)(b)	22,300	427
Photronics Inc (a)(b)	8,500	106
Rudolph Technologies Inc (a)(b)	12,000	136

		2,148

Steel — Producers (0.40%)
Carpenter Technology Corp	4,100	308
Schnitzer Steel Industries Inc	5,950	412

		720

Steel — Specialty (0.06%)
Universal Stainless & Alloy (b)	3,000	107

Steel Pipe & Tube (0.39%)
Valmont Industries Inc	7,800	695

Telecommunication Equipment (0.31%)
Arris Group Inc (a)(b)	29,786	297
North Pittsburgh Systems Inc (a)	800	18
Plantronics Inc	7,900	205
Utstarcom Inc (a)(b)	9,300	26

		546

Telecommunication Equipment — Fiber Optics (0.14%)
Finisar Corp (a)(b)	14,300	21
MRV Communications Inc (a)(b)	8,200	19
Oplink Communications Inc (a)(b)	9,900	152
Sycamore Networks Inc (b)	15,600	60

		252

Telecommunication Services (0.89%)
Consolidated Communications Holdings Inc (a)	8,600	171
Iowa Telecommunications Services Inc	10,700	174
MasTec Inc (a)(b)	12,200	124
Premiere Global Services Inc (b)	66,700	991
RCN Corp	6,300	98
USA Mobility Inc (a)(b)	2,900	41

		1,599

Telephone — Integrated (0.68%)
Atlantic Tele-Network Inc	2,900	98
Cincinnati Bell Inc (b)	233,700	1,110

		1,208

Television (0.25%)
Lin TV Corp (a)(b)	7,700	94
Sinclair Broadcast Group Inc	44,000	361

		455

Textile — Apparel (0.12%)
Perry Ellis International Inc (a)(b)	13,650	210

Therapeutics (0.32%)
Cypress Bioscience Inc (a)(b)	11,900	131
Onyx Pharmaceuticals Inc (a)(b)	3,400	189
United Therapeutics Corp (a)(b)	2,500	244

		564

Tobacco (0.52%)
Alliance One International Inc (b)	133,600	544
Universal Corp/Richmond VA	7,500	384

		928

Toys (0.69%)
Jakks Pacific Inc (b)	44,600	1,053
Marvel Entertainment Inc (a)(b)	6,500	174

		1,227

Transport — Air Freight (0.25%)
Atlas Air Worldwide Holdings Inc (a)(b)	8,200	445

Transport — Marine (1.49%)
Eagle Bulk Shipping Inc (a)	9,500	252
Genco Shipping & Trading Ltd (a)	10,800	592
Gulfmark Offshore Inc (a)(b)	28,900	1,352
Knightsbridge Tankers Ltd (a)	8,100	196
TBS International Ltd (a)(b)	8,300	274

		2,666

Transport — Services (0.27%)
Bristow Group Inc (a)(b)	6,000	340
Pacer International Inc	10,300	150

		490

Transport — Truck (0.05%)
Saia Inc (a)(b)	6,700	89

Water (0.07%)
American States Water Co (a)	3,500	132
See accompanying notes

Schedule of Investments
SmallCap Value Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Web Portals (0.13%)
United Online Inc (a)	18,950	$224

Wire & Cable Products (0.22%)
Belden Inc	6,800	302
Encore Wire Corp	5,200	83

		385

Wireless Equipment (0.18%)
EMS Technologies Inc (b)	6,700	203
Powerwave Technologies Inc (a)(b)	14,400	58
RF Micro Devices Inc (a)(b)	12,100	69

		330

TOTAL COMMON STOCKS		$170,670

	Principal
	Amount	Value
	(000’s)	(000’s)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.17%)
U.S. Treasury (0.17%)
4.63%, 11/30/2008 (c)	$300	304

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS		$304

SHORT TERM INVESTMENTS (13.39%)
Money Market Funds (13.39%)
BNY Institutional Cash Reserve Fund (d)	$23,967	$23,967

TOTAL SHORT TERM INVESTMENTS		$23,967

REPURCHASE AGREEMENTS (9.52%)
Finance — Investment Banker & Broker (9.52%)

Lehman Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U. S. Government Agency Issues; $298,000; 5.38% -5.50%; dated 03/15/11-05/18/16) (d)	$295	$295
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U. S. Government Agency Issues; $16,923,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (d)	16,741	16,736

		17,031

TOTAL REPURCHASE AGREEMENTS		$17,031

Total Investments		$211,972
Liabilities in Excess of Other Assets, Net — (18.46)%		(33,037)

TOTAL NET ASSETS - 100.00%		$178,935

(a)	Security or a portion of the security was on loan at the end of the period

(b)	Non-Income Producing Security

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $304 or 0.17% of net assets.

(d)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$24,354
Unrealized Depreciation	(25,949)

Net Unrealized Appreciation (Depreciation)	(1,595)
Cost for federal income tax purposes	213,567
All dollar amounts are shown in thousands (000’s)
Futures Contracts

			Current	Unrealized
	Number of	Original	Market	Appreciation/
Type	Contracts	Value	Value	(Depreciation)

Buy:
Russell 2000; March 2008	11	$4,246	$4,247	$1
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	50.37%
Industrial	15.55%
Consumer, Non-cyclical	13.97%
Consumer, Cyclical	8.37%
Technology	6.69%
Basic Materials	6.60%
Communications	6.48%
Utilities	5.96%
Energy	3.73%
Funds	0.56%
Government	0.17%
Diversified	0.01%
Liabilities in Excess of Other Assets, Net	(18.46%)

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	2.37%
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (98.45%)
Advanced Materials & Products (0.06%)
Ceradyne Inc (a)(b)	2,000	$94

Advertising Services (0.29%)
Getty Images Inc (a)(b)	14,500	421

Aerospace & Defense (3.07%)
Boeing Co	32,111	2,808
Northrop Grumman Corp	14,900	1,172
Teledyne Technologies Inc (b)	8,300	443

		4,423

Agricultural Chemicals (0.19%)
Potash Corp of Saskatchewan	1,950	281

Agricultural Operations (0.39%)
Archer-Daniels-Midland Co	12,000	557

Airlines (0.88%)
Alaska Air Group Inc (a)(b)	21,460	536
Cathay Pacific Airways Ltd ADR (b)	57,100	734

		1,270

Applications Software (4.59%)
Actuate Corp (a)(b)	66,200	514
Microsoft Corp	154,830	5,512
Quest Software Inc (a)(b)	32,400	598

		6,624

Athletic Footwear (1.29%)
Nike Inc	29,053	1,866

Auto — Car & Light Trucks (0.80%)
Toyota Motor Corp ADR	10,900	1,157

Auto — Medium & Heavy Duty Trucks (1.54%)
Paccar Inc	40,700	2,217

Beverages — Non-Alcoholic (0.79%)
PepsiCo Inc	15,000	1,139

Building — Mobile Home & Manufactured Housing (0.40%)
Monaco Coach Corp (a)	65,000	577

Building — Residential & Commercial (0.03%)
KB Home (a)	1,900	41

Building & Construction Products -Miscellaneous (0.53%)
Simpson Manufacturing Co Inc	29,000	771

Cellular Telecommunications (0.22%)
China Mobile Ltd ADR	2,000	174
NII Holdings Inc (b)	2,850	137

		311

Chemicals — Specialty (0.07%)
Symyx Technologies (a)(b)	12,900	99

Commercial Banks (2.36%)
Banner Corp	7,200	207
Cascade Bancorp (a)	1,500	21
City National Corp/CA	21,000	1,250
East West Bancorp Inc	41,200	998
Pacific Capital Bancorp NA	8,000	161
UCBH Holdings Inc	13,700	194
UnionBanCal Corp	11,400	558
Zions Bancorporation	300	14

		3,403

Computer Aided Design (0.24%)
Autodesk Inc (b)	7,000	348

Computers (2.28%)
Apple Inc (b)	5,400	1,070
Hewlett-Packard Co	43,900	2,216

		3,286

Computers — Integrated Systems (0.11%)
Echelon Corp (b)	7,400	153

Computers — Memory Devices (0.09%)
Network Appliance Inc (b)	5,200	130

Consumer Products — Miscellaneous (1.18%)
Central Garden and Pet Co — A Shares (a)(b)	2,000	11
Central Garden and Pet Co (a)(b)	6,900	40
Clorox Co	25,370	1,653

		1,704

Cosmetics & Toiletries (2.26%)
Bare Escentuals Inc (a)(b)	5,575	135
Colgate-Palmolive Co	10,208	796
Estee Lauder Cos Inc/The	10,800	471
Procter & Gamble Co	25,200	1,850

		3,252

Data Processing & Management (0.06%)
Fair Isaac Corp (a)	2,514	81

Diagnostic Kits (0.34%)
OraSure Technologies Inc (a)(b)	55,461	493

Dialysis Centers (0.57%)
DaVita Inc (a)(b)	14,600	823

Disposable Medical Products (0.33%)
CR Bard Inc	5,000	474
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Distribution & Wholesale (0.05%)
Building Materials Holding Corp (a)	12,070	$67

Diversified Manufacturing Operations (0.95%)
General Electric Co	36,800	1,364

E-Commerce — Products (0.41%)
Amazon. Com Inc (a)(b)	3,300	306
Blue Nile Inc (a)(b)	4,200	286

		592

E-Commerce — Services (0.18%)
eBay Inc (b)	7,900	262

Electric — Integrated (0.88%)
Edison International	13,300	710
PG&E Corp	13,000	560

		1,270

Electronic Components — Semiconductors (2.16%)
Intel Corp	71,930	1,918
Lattice Semiconductor Corp (b)	23,880	78
LSI Corp (a)(b)	29,500	157
Nvidia Corp (b)	11,200	381
Pixelworks Inc (b)	63,600	48
QLogic Corp (a)(b)	24,000	341
SiRF Technology Holdings Inc (a)(b)	5,157	129
Supertex Inc (a)(b)	1,800	56

		3,108

Electronic Forms (1.66%)
Adobe Systems Inc (b)	56,140	2,399

Electronic Measurement Instruments (0.77%)
Itron Inc (a)(b)	6,800	652
Trimble Navigation Ltd (b)	15,000	454

		1,106

Engineering — Research & Development Services (2.50%)
Jacobs Engineering Group Inc (b)	37,631	3,598

Enterprise Software & Services (1.26%)
Informatica Corp (a)(b)	21,900	395
Oracle Corp (b)	48,400	1,093
Sybase Inc (a)(b)	12,400	323

		1,811

Entertainment Software (0.55%)
Electronic Arts Inc (b)	13,500	789

Fiduciary Banks (0.81%)
Northern Trust Corp	15,300	1,172

Finance — Auto Loans (0.02%)
United PanAm Financial Corp (b)	6,100	31

Finance — Investment Banker & Broker (2.94%)
Charles Schwab Corp/The	125,800	3,214
Goldman Sachs Group Inc/The	4,500	968
Piper Jaffray Cos (a)(b)	1,255	58

		4,240

Finance — Mortgage Loan/Banker (0.14%)
Countrywide Financial Corp (a)	10,600	95
Fannie Mae	2,700	108

		203

Food — Retail (1.21%)
Dairy Farm International Holdings Ltd ADR (a)	19,295	418
Kroger Co/The	21,790	582
Safeway Inc	21,800	746

		1,746

Forestry (2.00%)
Plum Creek Timber Co Inc (a)	16,000	737
Weyerhaeuser Co	29,135	2,148

		2,885

Gas — Distribution (0.99%)
Sempra Energy	23,000	1,423

Health Care Cost Containment (1.14%)
McKesson Corp	25,000	1,638

Hotels & Motels (0.68%)
Red Lion Hotels Corp (b)	98,960	985

Human Resources (0.52%)
AMN Healthcare Services Inc (a)(b)	22,200	381
Resources Connection Inc	3,100	56
Robert Half International Inc	11,600	314

		751

Industrial Automation & Robots (0.08%)
Intermec Inc (a)(b)	6,000	122

Instruments — Scientific (2.20%)
Applera Corp — Applied Biosystems Group	17,900	607
Dionex Corp (a)(b)	21,744	1,802
FEI Co (a)(b)	30,560	759

		3,168

Internet Application Software (0.55%)
Art Technology Group Inc (b)	185,140	800

Internet Security (0.16%)
VeriSign Inc (a)(b)	6,300	237
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Investment Management & Advisory Services (1.94%)
Franklin Resources Inc	24,400	$2,792

Lasers — Systems & Components (0.19%)
Electro Scientific Industries Inc (a)(b)	13,703	272

Life & Health Insurance (1.50%)
StanCorp Financial Group Inc	42,900	2,161

Machinery — Material Handling (0.24%)
Cascade Corp	7,600	353

Medical — Biomedical/Gene (1.69%)
Affymetrix Inc (a)(b)	3,600	83
Amgen Inc (b)	20,607	957
Genentech Inc (b)	15,500	1,040
Martek Biosciences Corp (a)(b)	11,900	352

		2,432

Medical — Drugs (2.76%)
Abbott Laboratories	20,000	1,123
Allergan Inc/United States	44,424	2,854

		3,977

Medical — Generic Drugs (0.32%)
Watson Pharmaceuticals Inc (b)	17,000	461

Medical — HMO (0.28%)
Health Net Inc (b)	8,280	400

Medical — Nursing Homes (0.04%)
Sun Healthcare Group Inc (a)(b)	3,500	60

Medical Instruments (0.27%)
Techne Corp (b)	6,000	396

Medical Products (1.92%)
Johnson & Johnson	3,000	200
Mentor Corp	19,300	755
Stryker Corp	3,600	269
Varian Medical Systems Inc (b)	29,000	1,513
Zimmer Holdings Inc (b)	400	26

		2,763

Metal Processors & Fabrication (0.87%)
Precision Castparts Corp	9,000	1,248

Multimedia (1.17%)
Walt Disney Co/The	52,270	1,687

Networking Products (2.22%)
Cisco Systems Inc (b)	107,200	2,902
Polycom Inc (a)(b)	10,800	300

		3,202

Non-Hazardous Waste Disposal (0.37%)
Waste Connections Inc (b)	17,050	527

Office Supplies & Forms (0.11%)
Avery Dennison Corp	2,900	154

Oil — Field Services (0.18%)
Schlumberger Ltd	2,650	261

Oil & Gas Drilling (0.73%)
Nabors Industries Ltd (a)(b)	38,300	1,049

Oil Company — Exploration & Production (5.08%)
Apache Corp	13,500	1,452
Berry Petroleum Co	42,200	1,876
Occidental Petroleum Corp	51,900	3,995

		7,323

Oil Company — Integrated (3.78%)
Chevron Corp	43,588	4,068
Exxon Mobil Corp	14,700	1,377

		5,445

Property & Casualty Insurance (0.26%)
Mercury General Corp	7,500	374

Publishing — Newspapers (0.02%)
McClatchy Co (a)	2,250	28

Real Estate Management & Services (0.01%)
CB Richard Ellis Group Inc (a)(b)	400	9

Regional Banks (3.19%)
Bank of America Corp	4,200	173
US Bancorp	11,000	349
Wells Fargo & Co	135,046	4,077

		4,599

REITS — Apartments (0.43%)
Essex Property Trust Inc	6,400	624

REITS — Healthcare (0.88%)
HCP Inc (a)	33,300	1,158
Nationwide Health Properties Inc (a)	3,400	107

		1,265

REITS — Warehouse & Industrial (0.72%)
AMB Property Corp	18,004	1,036

Respiratory Products (0.52%)
Resmed Inc (a)(b)	14,400	756

Retail — Apparel & Shoe (0.97%)
Columbia Sportswear Co (a)	7,124	314
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Shares	Value
	Held	(000’s)

COMMON STOCKS (continued)
Retail — Apparel & Shoe (continued)
Nordstrom Inc	29,400	$1,080

		1,394

Retail — Automobile (0.63%)
Copart Inc (b)	21,500	915

Retail — Discount (2.26%)
Costco Wholesale Corp	46,620	3,252

Retail — Drug Store (0.38%)
CVS Caremark Corp	13,723	545

Retail — Restaurants (1.03%)
Jack in the Box Inc (b)	2,300	59
McCormick & Schmick’s Seafood Restaurant (a)(b)	3,538	42
Starbucks Corp (b)	67,540	1,383

		1,484

Savings & Loans — Thrifts (1.18%)
Washington Federal Inc	79,197	1,672
Washington Mutual Inc (a)	2,300	31

		1,703

Semiconductor Component — Integrated Circuits (0.43%)
Cypress Semiconductor Corp (b)	7,800	281
Exar Corp (a)(b)	7,700	61
Linear Technology Corp (a)	8,700	277

		619

Semiconductor Equipment (0.71%)
Applied Materials Inc	21,125	375
Kla-Tencor Corp	9,500	458
Novellus Systems Inc (a)(b)	7,000	193

		1,026

Steel — Producers (1.84%)
Reliance Steel & Aluminum Co	9,500	515
Schnitzer Steel Industries Inc (a)	30,923	2,138

		2,653

Steel Pipe & Tube (0.02%)
Northwest Pipe Co (b)	881	34

Telecommunication Services (0.05%)
Clearwire Corp (a)(b)	5,000	69

Telephone — Integrated (0.16%)
Sprint Nextel Corp	17,800	234

Therapeutics (1.05%)
Amylin Pharmaceuticals Inc (a)(b)	7,300	270
CV Therapeutics Inc (b)	27,500	249
Dendreon Corp (a)(b)	19,000	118
Gilead Sciences Inc (b)	19,000	874

		1,511

Toys (0.18%)
Mattel Inc	13,300	253

Transactional Software (0.06%)
VeriFone Holdings Inc (a)(b)	4,000	93

Transport — Equipment & Leasing (0.35%)
Greenbrier Cos Inc (a)	22,500	501

Transport — Services (1.38%)
Expeditors International Washington Inc	44,400	1,984

Travel Services (0.28%)
Ambassadors Group Inc (a)	21,988	403

Ultra Sound Imaging Systems (0.89%)
SonoSite Inc (a)(b)	38,172	1,285

Veterinary Diagnostics (0.82%)
VCA Antech Inc (b)	26,700	1,181

Water (0.24%)
California Water Service Group (a)	9,500	352

Web Portals (1.88%)
Google Inc (b)	3,100	2,143
Yahoo! Inc (b)	24,500	570

		2,713

Wireless Equipment (0.20%)
Qualcomm Inc	7,500	295

TOTAL COMMON STOCKS		$141,915

	Principal
	Amount	Value
	(000’s)	(000’s)

SHORT TERM INVESTMENTS (9.02%)
Money Market Funds (9.02%)
BNY Institutional Cash Reserve Fund (c)	$13,000	$13,000

TOTAL SHORT TERM INVESTMENTS		$13,000

REPURCHASE AGREEMENTS (3.64%)
Finance — Investment Banker & Broker (2.27%)
Merrill Lynch Repurchase Agreement; 4.30% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $3,307,000; 0.00% -6.50%; dated 01/15/08 - 06/09/33) (c)	$3,271	$3,270
See accompanying notes

Schedule of Investments
West Coast Equity Account
December 31, 2007

	Principal
	Amount	Value
	(000’s)	(000’s)

REPURCHASE AGREEMENTS (continued)
Money Center Banks (1.37%)
Investment in Joint Trading Account; Bank of America; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by U.S. Government Agency Issues; $1,019,000; 3.75% - 6.75%; dated 08/03/09 -06/15/35)	$990	$989
Investment in Joint Trading Account; Deutsche Bank; 4.25% dated 12/31/07 maturing 01/02/08 (collateralized by Sovereign Agency Issues; $1,019,000; 0% - 5.5%; dated 05/15/08 - 04/03/12)	990	990

		1,979

TOTAL REPURCHASE AGREEMENTS		$5,249

Total Investments		$160,164
Liabilities in Excess of Other Assets, Net — (11.11)%		(16,016)

TOTAL NET ASSETS - 100.00%		$144,148

(a)	Security or a portion of the security was on loan at the end of the period.

(b)	Non-Income Producing Security

(c)	Security was purchased with the cash proceeds from securities loans.
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$53,505
Unrealized Depreciation	(4,778)

Net Unrealized Appreciation (Depreciation)	48,727
Cost for federal income tax purposes	111,437
All dollar amounts are shown in thousands (000’s)
Portfolio Summary (unaudited)

Sector	Percent

Financial	29.04%
Consumer, Non-cyclical	19.39%
Technology	14.20%
Industrial	13.57%
Consumer, Cyclical	11.40%
Energy	9.77%
Communications	7.53%
Basic Materials	4.10%
Utilities	2.11%
Liabilities in Excess of Other Assets, Net	(11.11%)

TOTAL NET ASSETS	100.00%

See accompanying notes

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Asset Allocation Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.11	$12.78	$12.28	$11.70	$9.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.25	0.19	0.14	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.34	1.35	0.51	0.82	1.92

Total From Investment Operations	1.62	1.60	0.70	0.96	2.07

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.10)	(0.20)	(0.38)	(0.19)
Distributions from Realized Gains	(0.65)	(0.17)	—	—	—

Total Dividends and Distributions	(0.86)	(0.27)	(0.20)	(0.38)	(0.19)

Net Asset Value, End of Period	$14.87	$14.11	$12.78	$12.28	$11.70

Total Return(b)	11.78%	12.77%	5.79%	8.49%	21.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,281	$102,381	$100,637	$103,131	$98,006
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.86%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	1.96%	1.93%	1.53%	1.19%	1.49%
Portfolio Turnover Rate	125.3%	85.8%	83.5%	127.0%	186.0%

	2007	2006	2005	2004		2003
Balanced Account
Class 1 shares
Net Asset Value, Beginning of Period	$16.24	$14.93	$14.34	$13.31		$11.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.37	0.31	0.31		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.45	1.30	0.64	1.00		1.83

Total From Investment Operations	0.88	1.67	0.95	1.31		2.10

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.36)	(0.36)	(0.28)		(0.35)

Total Dividends and Distributions	(0.44)	(0.36)	(0.36)	(0.28)		(0.35)

Net Asset Value, End of Period	$16.68	$16.24	$14.93	$14.34		$13.31

Total Return(b)	5.38%	11.44%	6.79%	10.05%		18.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$105,283	$112,208	$116,927	$126,548		$124,735
Ratio of Expenses to Average Net Assets	0.63%	0.63%	0.64%	0.63%		0.65%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.63	%(c)	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	2.60%	2.44%	2.19%	2.32%		2.23%
Portfolio Turnover Rate	160.7%	165.6%	115.3%	128.3%		114.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.09	$12.04	$12.31	$12.31	$12.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.67	0.58	0.50	0.51	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	(0.04)	(0.20)	0.08	0.02

Total From Investment Operations	0.40	0.54	0.30	0.59	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.49)	(0.57)	(0.59)	(0.55)

Total Dividends and Distributions	(0.53)	(0.49)	(0.57)	(0.59)	(0.55)

Net Asset Value, End of Period	$11.96	$12.09	$12.04	$12.31	$12.31

Total Return(b)	3.41%	4.65%	2.50%	4.98%	4.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$473,797	$414,833	$338,044	$286,684	$263,435
Ratio of Expenses to Average Net Assets	0.42%	0.52%	0.47%	0.47%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	0.44%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.61%	4.97%	4.21%	4.23%	4.32%
Portfolio Turnover Rate	256.8%	271.8%	176.2%	143.6%	82.1%

	2007	2006	2005	2004		2003
Capital Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$37.34	$34.59	$32.39	$29.23		$23.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.63	0.59	0.54	0.44		0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	5.74	1.66	3.17		5.63

Total From Investment Operations	0.17	6.33	2.20	3.61		6.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.57)	—	(0.45)		(0.38)
Distributions from Realized Gains	(2.20)	(3.01)	—	—		—

Total Dividends and Distributions	(2.81)	(3.58)	—	(0.45)		(0.38)

Net Asset Value, End of Period	$34.70	$37.34	$34.59	$32.39		$29.23

Total Return(b)	(0.10)%	19.95%	6.80%	12.36%		25.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$270,351	$292,503	$258,490	$265,580		$248,253
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%		0.61%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.60	%(c)	0.61	%(c)
Ratio of Net Investment Income to Average Net Assets	1.70%	1.73%	1.62%	1.47%		1.47%
Portfolio Turnover Rate	107.5%	85.9%	120.9%	183.3%		125.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005		2004		2003
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$20.64		$16.83	$13.75		$11.48		$8.78
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30		0.25	0.18		0.17		0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.96		4.31	3.05		2.22		2.67

Total From Investment Operations	3.26		4.56	3.23		2.39		2.80
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.23)	(0.15)		(0.12)		(0.10)
Distributions from Realized Gains	(2.02)		(0.52)	—		—		—

Total Dividends and Distributions	(2.23)		(0.75)	(0.15)		(0.12)		(0.10)

Net Asset Value, End of Period	$21.67		$20.64	$16.83		$13.75		$11.48

Total Return(b)	16.09%		27.96%	23.79%		21.03%		32.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$576,345		$409,020	$293,647		$226,753		$167,726
Ratio of Expenses to Average Net Assets(c)	0.90%		0.91%	0.97%		0.96%		0.92%
Ratio of Gross Expenses to Average Net Assets	—		—	0.97	%(d)	0.97	%(e)	0.93	%(e)
Ratio of Net Investment Income to Average Net Assets	1.41%		1.34%	1.27%		1.39%		1.33%
Portfolio Turnover Rate	113.8	%(f)	107.0%	121.2%		170.1%		111.5%

	2007(g)
Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	3.38

Total From Investment Operations	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)
Distributions from Realized Gains	(2.02)

Total Dividends and Distributions	(2.17)

Net Asset Value, End of Period	$21.71

Total Return(b)	18.09	%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,072
Ratio of Expenses to Average Net Assets(c)	1.15	%(i)
Ratio of Net Investment Income to Average Net Assets	1.09	%(i)
Portfolio Turnover Rate	113.8	%(f),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Expense ratio without commission rebates and custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
Equity Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$18.30	$17.23	$16.02	$14.73		$11.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.10	—	0.09		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.53	0.97	1.21	1.28		2.99

Total From Investment Operations	1.56	1.07	1.21	1.37		3.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	—	—	(0.08)		(0.06)

Total Dividends and Distributions	(0.10)	—	—	(0.08)		(0.06)

Net Asset Value, End of Period	$19.76	$18.30	$17.23	$16.02		$14.73

Total Return(b)	8.52%	6.21%	7.55%	9.33%		25.95%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$301,223	$270,071	$274,192	$280,700		$272,831
Ratio of Expenses to Average Net Assets	0.75%	0.76%	0.77%	0.72%		0.74%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.77	%(c)	0.77	%(c)
Ratio of Net Investment Income to Average Net Assets	0.14%	0.60%	0.00%	0.59%		0.47%
Portfolio Turnover Rate	56.5%	52.1%	51.6%	147.7%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006		2005		2004		2003
Equity Income Account I
Class 1 shares
Net Asset Value, Beginning of Period	$19.39		$17.64		$16.26		$13.90		$11.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40		0.32		0.40		0.32		0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.66		2.71		1.26		2.30		2.95

Total From Investment Operations	1.06		3.03		1.66		2.62		3.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.33)		(0.28)		(0.26)		(0.31)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.13)		(1.28)		(0.28)		(0.26)		(0.37)

Net Asset Value, End of Period	$19.32		$19.39		$17.64		$16.26		$13.90

Total Return(b)	5.24%		18.17%		10.27%		19.12%		30.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$513,914		$296,113		$237,482		$189,517		$149,603
Ratio of Expenses to Average Net Assets(c)	0.49%		0.66%		0.66%		0.67%		0.70%
Ratio of Gross Expenses to Average Net Assets	—		0.66	%(d)	0.66	%(d)	0.67	%(d)	0.70	%(d)
Ratio of Net Investment Income to Average Net Assets	2.01%		1.74%		2.40%		2.15%		2.63%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

	2007		2006		2005		2004		2003
Equity Income Account I
Class 2 shares
Net Asset Value, Beginning of Period	$19.24		$17.53		$16.18		$13.85		$10.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34		0.27		0.36		0.28		0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.67		2.69		1.24		2.30		2.93

Total From Investment Operations	1.01		2.96		1.60		2.58		3.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.30)		(0.25)		(0.25)		(0.30)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.08)		(1.25)		(0.25)		(0.25)		(0.36)

Net Asset Value, End of Period	$19.17		$19.24		$17.53		$16.18		$13.85

Total Return(b)	5.00%		17.86%		9.97%		18.82%		29.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,666		$70,163		$41,976		$24,094		$12,619
Ratio of Expenses to Average Net Assets(c)	0.74%		0.91%		0.91%		0.92%		0.95%
Ratio of Gross Expenses to Average Net Assets	—		0.91	%(d)	0.91	%(d)	0.92	%(d)	0.95	%(d)
Ratio of Net Investment Income to Average Net Assets	1.74%		1.49%		2.15%		1.90%		2.38%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Equity Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.89	$11.05	$11.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22	0.19	0.15	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.39)	1.97	0.26	1.08

Total From Investment Operations	(0.17)	2.16	0.41	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.16)	(0.11)	(0.06)
Distributions from Realized Gains	(1.13)	(0.16)	(0.32)	(0.01)

Total Dividends and Distributions	(1.39)	(0.32)	(0.43)	(0.07)

Net Asset Value, End of Period	$11.33	$12.89	$11.05	$11.07

Total Return(c)	(1.32)%	19.56%	3.78%	11.40	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,525	$6,506	$3,722	$2,213
Ratio of Expenses to Average Net Assets	0.90%	1.01%	1.10%	1.10	%(e)
Ratio of Gross Expenses to Average Net Assets(f)	—	1.08%	1.14%	1.30	%(e)
Ratio of Net Investment Income to Average Net Assets	1.67%	1.57%	1.36%	1.72	%(e)
Portfolio Turnover Rate	36.2%	11.0%	26.7%	25.4	%(e)

	2007	2006	2005	2004	2003
Government & High Quality Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.36	$11.36	$11.64	$11.77	$12.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.55	0.50	0.44	0.44	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.04)	(0.21)	(0.04)	(0.24)

Total From Investment Operations	0.53	0.46	0.23	0.40	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.46)	(0.51)	(0.53)	(0.44)

Total Dividends and Distributions	(0.53)	(0.46)	(0.51)	(0.53)	(0.44)

Net Asset Value, End of Period	$11.36	$11.36	$11.36	$11.64	$11.77

Total Return(c)	4.90%	4.23%	2.01%	3.56%	1.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$314,515	$305,203	$316,047	$334,034	$368,564
Ratio of Expenses to Average Net Assets	0.45%	0.56%	0.46%	0.44%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	0.46%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.85%	4.54%	3.88%	3.82%	3.83%
Portfolio Turnover Rate	243.8%	246.9%	262.1%	67.2%	110.4%

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.57		$13.29	$11.94	$10.95		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.09	0.03	0.07		0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.33		1.23	1.40	0.95		2.26

Total From Investment Operations	3.38		1.32	1.43	1.02		2.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Total Dividends and Distributions	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Net Asset Value, End of Period	$17.92		$14.57	$13.29	$11.94		$10.95

Total Return(b)	23.20%		9.92%	12.09%	9.38%		26.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$395,726		$128,867	$124,254	$134,956		$141,107
Ratio of Expenses to Average Net Assets(c)	0.68%		0.61%	0.62%	0.60%		0.61%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.60	%(d)	0.61	%(d)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.63%	0.26%	0.67%		0.35%
Portfolio Turnover Rate	105.4	%(e)	99.3%	78.3%	122.4%		40.8%

	2007(f)
Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.26

Total From Investment Operations	3.27

Net Asset Value, End of Period	$17.90

Total Return(b)	22.35	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,372
Ratio of Expenses to Average Net Assets(c)	0.93	%(h)
Ratio of Net Investment Income to Average Net Assets	0.09	%(h)
Portfolio Turnover Rate	105.4	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.55	$10.69		$11.08		$11.18		$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.60	0.61		0.60		0.61		0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.01	(0.13)		(0.34)		(0.03)		0.42

Total From Investment Operations	0.61	0.48		0.26		0.58		1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.61)		(0.65)		(0.68)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.70)	(0.62)		(0.65)		(0.68)		(0.66)

Net Asset Value, End of Period	$10.46	$10.55		$10.69		$11.08		$11.18

Total Return(b)	5.90%	4.90%		2.40%		5.56%		9.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$170,478	$182,728		$185,140		$185,570		$193,953
Ratio of Expenses to Average Net Assets(c)	0.50%	0.54%		0.54%		0.55%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.54	%(d)	0.54	%(d)	0.55	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	5.76%	5.79%		5.50%		5.53%		5.74%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

	2007	2006		2005		2004		2003
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.49	$10.62		$11.01		$11.12		$10.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.58		0.57		0.58		0.60
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	(0.12)		(0.34)		(0.03)		0.41

Total From Investment Operations	0.58	0.46		0.23		0.55		1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.58)		(0.62)		(0.66)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.67)	(0.59)		(0.62)		(0.66)		(0.66)

Net Asset Value, End of Period	$10.40	$10.49		$10.62		$11.01		$11.12

Total Return(b)	5.77%	4.59%		2.06%		5.31%		9.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,390	$16,474		$20,374		$23,358		$21,188
Ratio of Expenses to Average Net Assets(c)	0.75%	0.79%		0.79%		0.80%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.79	%(d)	0.79	%(d)	0.80	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	5.68%	5.54%		5.25%		5.28%		5.49%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005		2004		2003
International Emerging Markets Account
Class 1 shares
Net Asset Value, Beginning of Period	$21.42	$16.02	$14.78		$12.86		$8.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.19	0.22		0.12		0.11
Net Realized and Unrealized Gain (Loss) on Investments	8.26	5.80	4.46		3.04		4.60

Total From Investment Operations	8.51	5.99	4.68		3.16		4.71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	—	(0.17)		(0.10)		(0.08)
Distributions from Realized Gains	(2.08)	(0.59)	(3.27)		(1.14)		—
Tax Return of Capital Distributions(b)	—	—	—		—		(0.01)

Total Dividends and Distributions	(2.32)	(0.59)	(3.44)		(1.24)		(0.09)

Net Asset Value, End of Period	$27.61	$21.42	$16.02		$14.78		$12.86

Total Return(c)	42.11%	38.32%	34.29%		24.89%		57.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$226,564	$121,211	$71,639		$43,502		$23,972
Ratio of Expenses to Average Net Assets	1.41%	1.44%	1.60%		1.53%		1.71%
Ratio of Gross Expenses to Average Net Assets(d)	—	—	1.60	%(e)	1.55	%(f)	1.84	%(f)
Ratio of Net Investment Income to Average Net Assets	1.02%	1.04%	1.45%		0.87%		1.16%
Portfolio Turnover Rate	137.7%	127.0%	169.6%		171.0%		112.4%

	2007	2006	2005		2004		2003
International SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.75	$22.50	$17.72		$13.73		$9.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.16	0.12		0.11		0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.34	5.88	4.96		4.00		4.72

Total From Investment Operations	2.62	6.04	5.08		4.11		4.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.13)	(0.11)		(0.12)		(0.15)
Distributions from Realized Gains	(4.55)	(3.66)	(0.19)		—		—

Total Dividends and Distributions	(4.95)	(3.79)	(0.30)		(0.12)		(0.15)

Net Asset Value, End of Period	$22.42	$24.75	$22.50		$17.72		$13.73

Total Return(c)	9.23%	30.38%	29.12%		30.20%		54.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$198,887	$183,123	$143,454		$99,833		$66,242
Ratio of Expenses to Average Net Assets	1.26%	1.27%	1.33%		1.30%		1.33%
Ratio of Gross Expenses to Average Net Assets	—	—	1.33	%(e)	1.31	%(f)	1.33	%(f)
Ratio of Net Investment Income to Average Net Assets	1.14%	0.71%	0.63%		0.75%		1.00%
Portfolio Turnover Rate	120.6%	143.3%	132.3%		140.6%		128.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	See “Dividends and Distributions to Shareholders” in Notes to Financial Statements.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Excludes expense reimbursement from Manager.

(e)	Expense ratio without custodian credits.

(f)	Expense ratio without commission rebates and custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
LargeCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.46		$11.19	$10.73	$10.37		$8.43
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.13	0.10	0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.55		1.56	0.40	0.92		1.90

Total From Investment Operations	0.67		1.69	0.50	1.05		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.08)	—	(0.11)		(0.06)
Distributions from Realized Gains	(0.45)		(0.34)	(0.04)	(0.58)		—

Total Dividends and Distributions	(0.54)		(0.42)	(0.04)	(0.69)		(0.06)

Net Asset Value, End of Period	$12.59		$12.46	$11.19	$10.73		$10.37

Total Return(b)	5.21%		15.72%	4.74%	10.36%		23.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271,426		$202,369	$135,072	$90,751		$54,632
Ratio of Expenses to Average Net Assets	0.74%		0.76%	0.78%	0.76%		0.80%
Ratio of Gross Expenses to Average Net Assets(c)	—		—	—	0.78	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.96%		1.09%	0.96%	1.23%		1.08%
Portfolio Turnover Rate	80.0	%(e)	50.7%	44.1%	75.6%		56.2%

	2007(f)
LargeCap Blend Account
Class 2 shares
Net Asset Value, Beginning of Period	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)
Distributions from Realized Gains	(0.45)

Total Dividends and Distributions	(0.51)

Net Asset Value, End of Period	$12.59

Total Return(b)	5.28	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,727
Ratio of Expenses to Average Net Assets(h)	0.99	%(i)
Ratio of Net Investment Income to Average Net Assets	0.69	%(i)
Portfolio Turnover Rate	80.0	%(e),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Reflects Manager’s contractual expense limit.

(i)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
LargeCap Stock Index Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.44	$9.16	$8.77	$8.06	$6.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.16	0.13	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.35	1.25	0.26	0.70	1.70

Total From Investment Operations	0.54	1.41	0.39	0.84	1.80
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.13)	—	(0.13)	(0.09)

Total Dividends and Distributions	(0.15)	(0.13)	—	(0.13)	(0.09)

Net Asset Value, End of Period	$10.83	$10.44	$9.16	$8.77	$8.06

Total Return(b)	5.15%	15.57%	4.47%	10.39%	28.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$195,489	$221,327	$179,143	$158,237	$118,638
Ratio of Expenses to Average Net Assets	0.26%	0.26%	0.38%	0.37%	0.39%
Ratio of Gross Expenses to Average Net Assets(c)	—	—	0.38%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.68%	1.52%	1.64%	1.42%
Portfolio Turnover Rate	12.7%	12.5%	13.1%	20.5%	15.7%

	2007	2006	2005	2004		2003
LargeCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.65	$12.45	$11.88	$10.80		$8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.23	0.18	0.19		0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.75)	2.38	0.46	1.22		2.23

Total From Investment Operations	(0.47)	2.61	0.64	1.41		2.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.15)	—	(0.16)		(0.11)
Distributions from Realized Gains	(0.52)	(0.26)	(0.07)	(0.17)		—

Total Dividends and Distributions	(0.71)	(0.41)	(0.07)	(0.33)		(0.11)

Net Asset Value, End of Period	$13.47	$14.65	$12.45	$11.88		$10.80

Total Return(b)	(3.71)%	21.55%	5.44%	13.09%		28.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$221,684	$200,745	$122,221	$80,721		$47,221
Ratio of Expenses to Average Net Assets	0.75%	0.76%	0.77%	0.75%		0.74%
Ratio of Gross Expenses to Average Net Assets(c)	—	—	—	0.76	%(d)	0.79	%(d)
Ratio of Net Investment Income to Average Net Assets	1.94%	1.77%	1.52%	1.65%		1.77%
Portfolio Turnover Rate	21.0%	21.5%	19.7%	23.2%		17.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
MidCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$42.26	$42.54	$39.63	$37.56		$28.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.27	0.45	0.39		0.35
Net Realized and Unrealized Gain (Loss) on Investments	3.96	5.11	3.12	6.05		9.01

Total From Investment Operations	4.17	5.38	3.57	6.44		9.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.46)	—	(0.39)		(0.34)
Distributions from Realized Gains	(4.10)	(5.20)	(0.66)	(3.98)		—

Total Dividends and Distributions	(4.38)	(5.66)	(0.66)	(4.37)		(0.34)

Net Asset Value, End of Period	$42.05	$42.26	$42.54	$39.63		$37.56

Total Return(b)	9.45%	14.23%	9.21%	17.76%		32.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$472,587	$457,649	$420,812	$395,304		$334,204
Ratio of Expenses to Average Net Assets	0.56%	0.57%	0.58%	0.59%		0.61%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.59	%(c)	0.61	%(c)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.68%	1.13%	1.02%		1.09%
Portfolio Turnover Rate	28.0%	40.8%	49.9%	38.9%		44.9%

	2007	2006	2005	2004		2003
MidCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.95	$11.19	$9.84	$8.80		$6.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	0.01	(0.02)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.33	1.06	1.37	1.07		2.57

Total From Investment Operations	1.34	1.07	1.35	1.04		2.54

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	—	—		—
Distributions from Realized Gains	(1.67)	(0.31)	—	—		—

Total Dividends and Distributions	(1.68)	(0.31)	—	—		—

Net Asset Value, End of Period	$11.61	$11.95	$11.19	$9.84		$8.80

Total Return(b)	10.78%	9.65%	13.72%	11.82%		40.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$79,882	$74,846	$68,471	$59,674		$54,288
Ratio of Expenses to Average Net Assets	0.91%	0.92%	0.92%	0.86%		0.91%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.92	%(c)	0.94	%(c)
Ratio of Net Investment Income to Average Net Assets	0.09%	0.12%	(0.15)%	(0.30)%		(0.39)%
Portfolio Turnover Rate	108.1%	136.2%	97.0%	47.7%		67.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 1 shares
Net Asset Value, Beginning of Period	$17.73	$17.34		$16.44		$14.63		$11.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.14		0.27		0.08		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	2.49		1.84		2.03		3.12

Total From Investment Operations	(1.14)	2.63		2.11		2.11		3.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.32)		(0.08)		(0.05)		(0.04)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.37)	(2.24)		(1.21)		(0.30)		(0.04)

Net Asset Value, End of Period	$15.22	$17.73		$17.34		$16.44		$14.63

Total Return(b)	(7.86)%	16.88%		13.39%		14.59%		27.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$67,168	$103,824		$103,543		$108,347		$84,408
Ratio of Expenses to Average Net Assets(c)	0.75%	0.80%		0.81%		0.81%		0.83%
Ratio of Gross Expenses to Average Net Assets	—	0.80	%(d)	0.81	%(d)	0.81	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	1.10%	0.80%		1.62%		0.54%		0.47%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 2 shares
Net Asset Value, Beginning of Period	$17.60	$17.24		$16.36		$14.58		$11.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.09		0.22		0.04		0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)	2.47		1.84		2.02		3.11

Total From Investment Operations	(1.18)	2.56		2.06		2.06		3.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.28)		(0.05)		(0.03)		(0.02)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.32)	(2.20)		(1.18)		(0.28)		(0.02)

Net Asset Value, End of Period	$15.10	$17.60		$17.24		$16.36		$14.58

Total Return(b)	(8.10)%	16.56%		13.12%		14.28%		27.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,426	$11,788		$7,692		$6,080		$3,725
Ratio of Expenses to Average Net Assets(c)	1.00%	1.05%		1.06%		1.06%		1.08%
Ratio of Gross Expenses to Average Net Assets	—	1.05	%(d)	1.06	%(d)	1.06	%(d)	1.08	%(d)
Ratio of Net Investment Income to Average Net Assets	0.90%	0.55%		1.37%		0.29%		0.22%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
MidCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$16.77	$16.57	$15.38	$14.13		$10.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.12	0.05	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	1.91	1.53	3.10		3.81

Total From Investment Operations	0.02	2.03	1.58	3.12		3.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.04)	—	(0.01)		(0.01)
Distributions from Realized Gains	(1.45)	(1.79)	(0.39)	(1.86)		(0.16)

Total Dividends and Distributions	(1.56)	(1.83)	(0.39)	(1.87)		(0.17)

Net Asset Value, End of Period	$15.23	$16.77	$16.57	$15.38		$14.13

Total Return(b)	(1.04)%	13.27%	10.55%	22.67%		36.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,918	$142,116	$112,437	$78,166		$52,054
Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.07%	1.05%		1.05%
Ratio of Gross Expenses to Average Net Assets	—	—	—	1.08	%(c)	1.08	%(c)
Ratio of Net Investment Income to Average Net Assets	0.73%	0.78%	0.32%	0.11%		0.11%
Portfolio Turnover Rate	146.7%	150.6%	90.6%	59.2%		55.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.05	0.03	0.01	0.01

Total From Investment Operations	0.05	0.05	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.94%	4.67%	2.69%	0.92%	0.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272,347	$180,210	$150,653	$140,553	$151,545
Ratio of Expenses to Average Net Assets(c)	0.47%	0.49%	0.61%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	4.81%	4.59%	2.66%	0.91%	0.74%

	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04

Total From Investment Operations	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)

Total Dividends and Distributions	(0.04)

Net Asset Value, End of Period	$1.00

Total Return(b)	4.59	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,646
Ratio of Expenses to Average Net Assets(c)	0.72	%(f)
Ratio of Net Investment Income to Average Net Assets	4.56	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.41	$10.47		$10.71		$10.75		$11.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.47		0.46		0.45		0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.16	(0.03)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.65	0.44		0.24		0.39		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Total Dividends and Distributions	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Net Asset Value, End of Period	$10.49	$10.41		$10.47		$10.71		$10.75

Total Return(b)	6.58%	4.45%		2.27%		3.78%		2.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$226,615	$259,054		$266,902		$263,816		$204,193
Ratio of Expenses to Average Net Assets(c)	0.50%	0.53%		0.54%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.53	%(d)	0.54	%(d)	0.54	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	4.73%	4.54%		4.39%		4.21%		4.26%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.39	$10.43		$10.66		$10.70		$11.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.44		0.43		0.42		0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.17	(0.02)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.63	0.42		0.21		0.36		0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Total Dividends and Distributions	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Net Asset Value, End of Period	$10.47	$10.39		$10.43		$10.66		$10.70

Total Return(b)	6.21%	4.22%		2.02%		3.59%		1.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,322	$5,041		$8,742		$12,757		$16,323
Ratio of Expenses to Average Net Assets(c)	0.75%	0.78%		0.79%		0.79%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.78	%(d)	0.79	%(d)	0.79	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.29%		4.14%		3.96%		4.01%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2010 Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.76	$11.37	$10.84	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.67	0.25	0.02	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	1.15	0.59	0.82

Total From Investment Operations	0.48	1.40	0.61	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(0.14)	—	(0.07)	—

Total Dividends and Distributions	(0.30)	(0.01)	(0.08)	(0.09)

Net Asset Value, End of Period	$12.94	$12.76	$11.37	$10.84

Total Return(c)	3.74%	12.30%	5.70%	9.31	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,891	$26,936	$12,930	$11
Ratio of Expenses to Average Net Assets(e)	0.13%	0.16%	0.16%	0.16	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.16%	0.20%	10.02	%(f)
Ratio of Net Investment Income to Average Net Assets	5.13%	2.09%	0.22%	3.21	%(f)
Portfolio Turnover Rate	67.0%	31.5%	4.3%	3.0	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime 2020 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.37	$11.61	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.71	0.15	(0.01)	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	1.61	0.75	0.93

Total From Investment Operations	0.65	1.76	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.09)	—	(0.08)	—

Total Dividends and Distributions	(0.16)	—	(0.10)	(0.09)

Net Asset Value, End of Period	$13.86	$13.37	$11.61	$10.97

Total Return(c)	4.87%	15.16%	6.77%	10.62	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$179,244	$98,599	$26,753	$15
Ratio of Expenses to Average Net Assets(e)	0.12%	0.13%	0.13%	0.13	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.14%	0.16%	8.72	%(f)
Ratio of Net Investment Income to Average Net Assets	5.12%	1.23%	(0.10)%	3.65	%(f)
Portfolio Turnover Rate	60.3%	13.2%	3.1%	2.6	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2030 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.35	$11.63	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.71	0.12	0.01	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.09	1.60	0.73	0.76

Total From Investment Operations	0.80	1.72	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.10)	—	(0.06)	—

Total Dividends and Distributions	(0.16)	—	(0.08)	(0.09)

Net Asset Value, End of Period	$13.99	$13.35	$11.63	$10.97

Total Return(c)	5.97%	14.83%	6.76%	10.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,304	$15,224	$3,918	$151
Ratio of Expenses to Average Net Assets(e)	0.13%	0.16%	0.16%	0.16	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.21%	0.38%	2.14	%(f)
Ratio of Net Investment Income to Average Net Assets	5.11%	0.95%	0.08%	8.58	%(f)
Portfolio Turnover Rate	66.7%	37.8%	11.5%	4.8	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime 2040 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.60	$11.82	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.75	0.11	0.01	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.14	1.67	0.79	0.99

Total From Investment Operations	0.89	1.78	0.80	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.07)	—	(0.05)	—

Total Dividends and Distributions	(0.12)	—	(0.07)	(0.09)

Net Asset Value, End of Period	$14.37	$13.60	$11.82	$11.09

Total Return(c)	6.54%	15.13%	7.27%	11.78	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,244	$7,256	$1,893	$147
Ratio of Expenses to Average Net Assets(e)	0.13%	0.13%	0.13%	0.14	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.32%	0.56%	1.47	%(f)
Ratio of Net Investment Income to Average Net Assets	5.27%	0.83%	0.12%	5.35	%(f)
Portfolio Turnover Rate	72.7%	29.8%	18.2%	9.4	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2050 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.68	$11.85	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.73	0.08	0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.18	1.75	0.82	1.06

Total From Investment Operations	0.91	1.83	0.83	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	(0.02)	(0.08)
Distributions from Realized Gains	(0.08)	—	(0.05)	—

Total Dividends and Distributions	(0.11)	—	(0.07)	(0.08)

Net Asset Value, End of Period	$14.48	$13.68	$11.85	$11.09

Total Return(c)	6.62%	15.49%	7.56%	11.74	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,500	$5,210	$1,160	$88
Ratio of Expenses to Average Net Assets(e)	0.12%	0.12%	0.12%	0.13	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.44%	1.11%	1.49	%(f)
Ratio of Net Investment Income to Average Net Assets	5.06%	0.63%	0.11%	3.04	%(f)
Portfolio Turnover Rate	93.1%	36.4%	4.2%	13.0	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime Strategic Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.15	$11.05	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.61	0.27	0.06	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)	0.86	0.46	0.65

Total From Investment Operations	0.25	1.13	0.52	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.02)	(0.03)	(0.09)
Distributions from Realized Gains	(0.11)	(0.01)	(0.12)	—

Total Dividends and Distributions	(0.28)	(0.03)	(0.15)	(0.09)

Net Asset Value, End of Period	$12.12	$12.15	$11.05	$10.68

Total Return(c)	2.12%	10.26%	4.96%	7.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,210	$12,655	$5,463	$11
Ratio of Expenses to Average Net Assets(e)	0.13%	0.14%	0.14%	0.14	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.21%	0.27%	10.09	%(f)
Ratio of Net Investment Income to Average Net Assets	5.03%	2.36%	0.60%	3.30	%(f)
Portfolio Turnover Rate	54.4%	20.9%	8.4%	2.9	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$26.09		$20.51	$17.88	$14.90		$11.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35		0.23	0.40	0.39		0.49
Net Realized and Unrealized Gain (Loss) on Investments	(4.45)		6.84	2.39	4.66		3.87

Total From Investment Operations	(4.10)		7.07	2.79	5.05		4.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.39)	—	(0.35)		(0.42)
Distributions from Realized Gains	(2.73)		(1.10)	(0.16)	(1.72)		(0.28)

Total Dividends and Distributions	(2.93)		(1.49)	(0.16)	(2.07)		(0.70)

Net Asset Value, End of Period	$19.06		$26.09	$20.51	$17.88		$14.90

Total Return(b)	(17.69)%		36.61%	15.85%	34.53%		38.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204,752		$255,955	$178,922	$146,022		$93,018
Ratio of Expenses to Average Net Assets(c)	0.86%		0.87%	0.89%	0.90%		0.91%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.90	%(d)	0.92	%(d)
Ratio of Net Investment Income to Average Net Assets	1.51%		1.01%	2.16%	2.37%		3.83%
Portfolio Turnover Rate	81.3	%(e)	35.8%	23.6%	58.8%		53.9%

	2007(f)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.00)

Total From Investment Operations	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)
Distributions from Realized Gains	(2.73)

Total Dividends and Distributions	(2.86)

Net Asset Value, End of Period	$19.06

Total Return(b)	(16.50	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,441
Ratio of Expenses to Average Net Assets(c)	1.11	%(h)
Ratio of Net Investment Income to Average Net Assets	1.17	%(h)
Portfolio Turnover Rate	81.3	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$18.09	$16.72		$16.08		$14.88		$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.41		0.36		0.32		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.33		0.59		1.16		2.46

Total From Investment Operations	1.56	1.74		0.95		1.48		2.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Total Dividends and Distributions	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Net Asset Value, End of Period	$19.17	$18.09		$16.72		$16.08		$14.88

Total Return(b)	8.67%	10.61%		6.01%		10.12%		22.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$481,245	$507,193		$462,438		$467,076		$419,273
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.27%		0.28%		0.28%		0.29%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.27	%(e)	0.28	%(e)	0.28	%(e)	0.29	%(e)
Ratio of Net Investment Income to Average Net Assets	3.40%	2.39%		2.26%		2.13%		2.50%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$17.97	$16.61		$15.99		$14.82		$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.58	0.37		0.32		0.28		0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.32		0.58		1.16		2.45

Total From Investment Operations	1.50	1.69		0.90		1.44		2.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Total Dividends and Distributions	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Net Asset Value, End of Period	$19.04	$17.97		$16.61		$15.99		$14.82

Total Return(b)	8.39%	10.38%		5.72%		9.83%		22.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,465	$224,203		$198,280		$164,802		$91,631
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.52%		0.53%		0.53%		0.54%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.52	%(e)	0.53	%(e)	0.53	%(e)	0.54	%(e)
Ratio of Net Investment Income to Average Net Assets	3.13%	2.14%		2.01%		1.88%		2.25%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c) Reflects Manager’s contractual expense limit.
(d) Does not include expenses of the investment companies in which the Portfolio invests.
(e) Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.74	$12.07		$11.82		$11.15		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.39		0.35		0.34		0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.18		0.56		1.29

Total From Investment Operations	0.95	1.03		0.53		0.90		1.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.33)		(0.28)		(0.23)		(0.23)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.62)	(0.36)		(0.28)		(0.23)		(0.23)

Net Asset Value, End of Period	$13.07	$12.74		$12.07		$11.82		$11.15

Total Return(b)	7.55%	8.83%		4.59%		8.21%		17.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,531	$43,249		$43,818		$40,458		$31,600
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.33%		0.38%		0.33%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.33	%(e)	0.38	%(e)	0.33	%(e)	0.36	%(e)
Ratio of Net Investment Income to Average Net Assets	4.05%	3.22%		3.00%		3.02%		3.48%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.64	$11.98		$11.75		$11.11		$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.36		0.32		0.31		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.17		0.55		1.29

Total From Investment Operations	0.92	1.00		0.49		0.86		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)		(0.26)		(0.22)		(0.22)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.59)	(0.34)		(0.26)		(0.22)		(0.22)

Net Asset Value, End of Period	$12.97	$12.64		$11.98		$11.75		$11.11

Total Return(b)	7.34%	8.50%		4.37%		7.88%		16.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,194	$32,716		$29,984		$20,845		$9,128
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.58%		0.63%		0.58%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.58	%(e)	0.63	%(e)	0.58	%(e)	0.61	%(e)
Ratio of Net Investment Income to Average Net Assets	3.85%	2.97%		2.75%		2.77%		3.23%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$19.70	$17.85		$16.89		$15.32		$12.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.28		0.25		0.21		0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.93		1.58		3.23

Total From Investment Operations	1.83	2.14		1.18		1.79		3.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Total Dividends and Distributions	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Net Asset Value, End of Period	$21.18	$19.70		$17.85		$16.89		$15.32

Total Return(b)	9.29%	12.20%		7.04%		11.78%		28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,682	$284,083		$293,378		$303,584		$284,165
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.28%		0.29%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.28	%(e)	0.29	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	2.74%	1.50%		1.47%		1.36%		1.75%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$19.56	$17.73		$16.80		$15.25		$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.23		0.21		0.17		0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.91		1.58		3.20

Total From Investment Operations	1.77	2.09		1.12		1.75		3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Total Dividends and Distributions	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Net Asset Value, End of Period	$21.03	$19.56		$17.73		$16.80		$15.25

Total Return(b)	9.04%	11.95%		6.71%		11.58%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$129,346	$124,555		$94,662		$73,830		$40,576
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.53%		0.54%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.53	%(e)	0.54	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	2.47%	1.25%		1.22%		1.11%		1.50%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$14.42	$14.08		$14.10		$13.71		$12.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.67	0.56		0.52		0.51		0.56
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.36		(0.05)		0.35		1.08

Total From Investment Operations	0.85	0.92		0.47		0.86		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.57)		(0.47)		(0.47)		(0.34)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.91)	(0.58)		(0.49)		(0.47)		(0.34)

Net Asset Value, End of Period	$14.36	$14.42		$14.08		$14.10		$13.71

Total Return(b)	6.09%	6.84%		3.41%		6.47%		13.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,970	$126,456		$143,367		$149,055		$143,283
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.30%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.30	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	4.66%	3.99%		3.74%		3.67%		4.33%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$14.32	$13.98		$14.02		$13.65		$12.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.63	0.53		0.49		0.47		0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.36		(0.07)		0.36		1.07

Total From Investment Operations	0.82	0.89		0.42		0.83		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.54)		(0.44)		(0.46)		(0.33)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.88)	(0.55)		(0.46)		(0.46)		(0.33)

Net Asset Value, End of Period	$14.26	$14.32		$13.98		$14.02		$13.65

Total Return(b)	5.86%	6.61%		3.09%		6.24%		13.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,025	$63,097		$79,487		$67,752		$34,501
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.55%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.74%		3.49%		3.42%		4.08%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$22.07	$19.74		$18.45		$16.46		$12.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.23		0.19		0.14		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.96		3.98

Total From Investment Operations	2.12	2.55		1.41		2.10		4.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Total Dividends and Distributions	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Net Asset Value, End of Period	$23.91	$22.07		$19.74		$18.45		$16.46

Total Return(b)	9.61%	13.06%		7.71%		12.83%		33.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,975	$146,789		$136,966		$130,069		$105,077
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.31%		0.29%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.31	%(e)	0.29	%(e)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.34%	1.10%		1.01%		0.80%		0.99%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$21.95	$19.64		$18.38		$16.42		$12.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.17		0.14		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.97		3.98

Total From Investment Operations	2.04	2.49		1.36		2.06		4.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Total Dividends and Distributions	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Net Asset Value, End of Period	$23.77	$21.95		$19.64		$18.38		$16.42

Total Return(b)	9.34%	12.77%		7.47%		12.54%		32.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$80,715	$69,965		$48,413		$34,129		$14,766
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.56%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.56	%(e)	0.54	%(e)	0.56	%(e)
Ratio of Net Investment Income to Average Net Assets	2.04%	0.85%		0.76%		0.55%		0.74%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003(a)
Short-Term Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.28	$10.11	$10.12	$9.99	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.45	0.33	0.25	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	(0.01)	(0.15)	(0.12)	(0.05)

Total From Investment Operations	0.31	0.44	0.18	0.13	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.19)	—	(0.09)

Total Dividends and Distributions	(0.36)	(0.27)	(0.19)	—	(0.09)

Net Asset Value, End of Period	$10.23	$10.28	$10.11	$10.12	$9.99

Total Return(c)	3.07%	4.44%	1.80%	1.30%	0.78	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156,830	$120,364	$83,822	$56,241	$20,552
Ratio of Expenses to Average Net Assets	0.49%	0.64%	0.57%	0.53%	0.57	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	0.52%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(f)	—	—	—	—	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	5.08%	4.51%	3.26%	2.53%	2.15	%(e)
Portfolio Turnover Rate	37.9%	43.8%	74.3%	34.8%	5.0	%(e)

(a)	Period from May 1, 2003, date operations commenced, through December 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes expense reimbursement from Manager.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.52	$2.52		$2.58		$2.63		$2.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.11		0.10		0.10		0.11
Net Realized and Unrealized Gain (Loss) on Investments	—	—		(0.06)		(0.05)		0.04

Total From Investment Operations	0.11	0.11		0.04		0.05		0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Total Dividends and Distributions	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Net Asset Value, End of Period	$2.50	$2.52		$2.52		$2.58		$2.63

Total Return(b)	4.50%	4.59%		1.64%		2.07%		5.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,165	$42,466		$47,221		$48,574		$46,628
Ratio of Expenses to Average Net Assets(c)	0.50%	0.61%		0.60%		0.61%		0.63%
Ratio of Gross Expenses to Average Net Assets	—	0.61	%(d)	0.60	%(d)	0.61	%(d)	0.63	%(d)
Ratio of Net Investment Income to Average Net Assets	4.56%	4.30%		4.01%		3.74%		4.31%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.51	$2.51		$2.56		$2.62		$2.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10		0.09		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	—		(0.05)		(0.05)		0.04

Total From Investment Operations	0.10	0.10		0.04		0.04		0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Total Dividends and Distributions	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Net Asset Value, End of Period	$2.49	$2.51		$2.51		$2.56		$2.62

Total Return(b)	4.24%	4.24%		1.76%		1.60%		5.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,386	$3,221		$5,156		$7,096		$6,157
Ratio of Expenses to Average Net Assets(c)	0.75%	0.86%		0.85%		0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—	0.86	%(d)	0.85	%(d)	0.86	%(d)	0.88	%(d)
Ratio of Net Investment Income to Average Net Assets	4.33%	4.05%		3.76%		3.49%		4.06%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.78	$10.22	$9.55	$7.97		$5.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.02	—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.24	1.23	0.65	1.58		2.14

Total From Investment Operations	0.28	1.26	0.67	1.58		2.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	—	—		(0.01)
Distributions from Realized Gains	(1.21)	(0.68)	—	—		—

Total Dividends and Distributions	(1.24)	(0.70)	—	—		(0.01)

Net Asset Value, End of Period	$9.82	$10.78	$10.22	$9.55		$7.97

Total Return(b)	1.65%	12.70%	7.04%	19.82%		36.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$92,456	$103,131	$94,476	$85,115		$65,285
Ratio of Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.86%		0.95%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.86	%(c)	0.95	%(c)
Ratio of Net Investment Income to Average Net Assets	0.34%	0.32%	0.17%	0.03%		0.09%
Portfolio Turnover Rate	53.9%	132.3%	125.8%	188.7%		162.9%

(a)    Calculated based on average shares outstanding during the period.
(b)    Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)    Expense ratio without commission rebates.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.81		$9.92	$9.30	$8.36		$5.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.07)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.61		0.95	0.69	1.00		2.66

Total From Investment Operations	0.54		0.89	0.62	0.94		2.62

Net Asset Value, End of Period	$11.35		$10.81	$9.92	$9.30		$8.36

Total Return(b)	5.00%		8.97%	6.67%	11.24%		45.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,626		$73,327	$66,656	$63,453		$55,628
Ratio of Expenses to Average Net Assets(c)	1.01%		1.02%	1.05%	0.99%		0.99%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.01	%(d)	1.02	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.62)%	(0.77)%	(0.70)%		(0.64)%
Portfolio Turnover Rate	86.5	%(e)	77.6%	68.2%	43.3%		54.1%

	2007(f)
SmallCap Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.60

Net Asset Value, End of Period	$11.32

Total Return(b)	5.60	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,968
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	(0.84	)%(h)
Portfolio Turnover Rate	86.5	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$18.66		$17.61	$16.83	$15.04		$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.09	0.07	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.68)		2.98	0.96	3.37		5.14

Total From Investment Operations	(1.55)		3.07	1.03	3.40		5.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.06)	(0.01)	(0.03)		(0.05)
Distributions from Realized Gains	(1.35)		(1.96)	(0.24)	(1.58)		(0.41)

Total Dividends and Distributions	(1.42)		(2.02)	(0.25)	(1.61)		(0.46)

Net Asset Value, End of Period	$15.69		$18.66	$17.61	$16.83		$15.04

Total Return(b)	(9.52)%		18.64%	6.22%	23.08%		50.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	178,698		$171,973	$132,035	$107,206		$82,135
Ratio of Expenses to Average Net Assets(c)	1.01%		1.11%	1.13%	1.12%		1.16%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.13	%(d)	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.71%		0.49%	0.38%	0.21%		0.50%
Portfolio Turnover Rate	55.0	%(e)	49.0%	45.3%	38.0%		54.0%

	2007(f)
SmallCap Value Account
Class 2 shares
Net Asset Value, Beginning of Period	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.43)

Total From Investment Operations	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)
Distributions from Realized Gains	(1.35)

Total Dividends and Distributions	(1.38)

Net Asset Value, End of Period	$15.68

Total Return(b)	(8.51	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$237
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	0.48	%(h)
Portfolio Turnover Rate	55.0	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.
See accompanying notes.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.06	$22.04		$20.45		$18.14		$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15		0.13		0.16		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.45		1.61		2.20		5.43

Total From Investment Operations	2.09	2.60		1.74		2.36		5.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)		(0.15)		(0.05)		(0.04)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(1.02)	(0.58)		(0.15)		(0.05)		(0.04)

Net Asset Value, End of Period	$25.13	$24.06		$22.04		$20.45		$18.14

Total Return(b)	8.73%	12.03%		8.57%		13.03%		43.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	128,486	$152,592		$130,071		$119,371		$105,160
Ratio of Expenses to Average Net Assets(c)	0.63%	0.67%		0.68%		0.69%		0.71%
Ratio of Gross Expenses to Average Net Assets	—	0.67	%(d)	0.68	%(d)	0.69	%(d)	0.71	%(d)
Ratio of Net Investment Income to Average Net Assets	0.81%	0.66%		0.62%		0.87%		0.42%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 2 shares
Net Asset Value, Beginning of Period	$23.91	$21.92		$20.35		$18.08		$12.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.10		0.08		0.11		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.43		1.60		2.19		5.41

Total From Investment Operations	2.02	2.53		1.68		2.30		5.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.08)		(0.11)		(0.03)		(0.02)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(0.96)	(0.54)		(0.11)		(0.03)		(0.02)

Net Asset Value, End of Period	$24.97	$23.91		$21.92		$20.35		$18.08

Total Return(b)	8.46%	11.75%		8.30%		12.72%		42.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,662	$16,954		$10,823		$8,270		$5,202
Ratio of Expenses to Average Net Assets(c)	0.88%	0.92%		0.93%		0.94%		0.96%
Ratio of Gross Expenses to Average Net Assets	—	0.92	%(d)	0.93	%(d)	0.94	%(d)	0.96	%(d)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.41%		0.37%		0.62%		0.17%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.
See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Principal Variable Contracts Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Equity Growth, Equity Value, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Stock Index, LargeCap Value, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, Short-Term Bond, Short-Term Income, SmallCap, SmallCap Growth and SmallCap Value Accounts, (certain of the portfolios constituting the Principal Variable Contracts Fund, Inc.) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income I, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term Income and West Coast Equity Accounts (also portfolios constituting the Principal Variable Contracts Fund, Inc.) as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income 1, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term Income, and West Coast Equity Accounts for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the accounts constituting the Principal Variable Contracts Fund, Inc. at December 31, 2007, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
February 20, 2008

FUND DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Investors Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “ interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.
The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address**, and Year of Birth	During past 5 years	Director	Held by Director*
Elizabeth Ballantine	Principal, EBA Associates since 1998.	108	The McClatchy Company
Director since 2004 Member, Nominating and Governance Committee 1948

Kristianne Blake	President, Kristianne Gates Blake, P.S.	108	Avista Corporation; Russell
Director since 2006			Investment Company; Russell
Member, Operations Committee			Investment Funds
1954

Richard W. Gilbert	President, Gilbert Communications,	108	Calamos Asset
Director since 1985	Inc. since 1993.		Management, Inc.
Member, Nominating and Governance
Committee Member, Executive Committee 1940

Mark A. Grimmett	Executive Vice President and CFO, Merle	108	None
Director since 2004	Norman Cosmetics, Inc. since 2000.
Member, Audit Committee 1960

Fritz S. Hirsch	President and CEO, Sassy, Inc. since	108	None
Director since 2005	1986.
Member, Audit Committee 1951

William C. Kimball	Former Chairman and CEO, Medicap	108	Casey’s General Stores, Inc.
Director since 1999	Pharmacies, Inc.
Member, Operations Committee 1947

Barbara A. Lukavsky	President and CEO, Barbican	108	None
Director since 1987	Enterprises, Inc. since 1997.
Member, Nominating and Governance
Committee 1940

Daniel Pavelich	Retired. Formerly, Chairman and	108	Catalytic Inc.; Vaagen Bros.
Director since 2006	CEO of BDO Seidman.		Lumber, Inc.
Member, Audit Committee 1944

Richard Yancey	Retired. Formerly, Managing Director	108	AdMedia Partners, Inc.;
Director since 2006	of Dillon Read & Co.		Czech and Slovak American
Member, Nominating and Governance			Enterprise Fund
Committee 1926

*	Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

		Number of
		Portfolios in Fund	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Directorships
Address**, and Year of Birth	During past 5 years	Director	Held by Director*
Ralph C. Eucher Director, President and CEO Member, Executive Committee 1952	Director and President, Principal Management Corporation, since 1999. Director, Principal Funds Distributor, Inc. since 2007. Director, Princor since 1999. President Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	108	None
William G. Papesh Director Member, Operations Committee 1943	President and Director of Edge Asset Management, Inc. since 2007; President and CEO of WM Group of Funds 1987-2006.	108	None
Larry D. Zimpleman Director and Chairman of the Board since 2001 Member, Executive Committee 1951	Chairman and Director, Principal Management Corporation and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003- 2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life.	108	None

**	Correspondence intended for each Director may be sent to 711 High Street, Des Moines, IA 50392.
The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett Treasurer 711 High Street, Des Moines, IA 50392 1952	Vice President and Treasurer, Principal Life.

Michael J. Beer Executive Vice President, Chief Financial Officer 711 High Street, Des Moines, IA 50392 1961	Executive Vice President and Chief Operating Officer, Principal Management Corporation. Executive Vice President, Principal Funds Distributor, Inc., since 2007. President, Princor, since 2005.

Randy L. Bergstrom Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1955	Counsel, Principal Life.

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Vice President, Product & Distribution Compliance, Principal Life. Senior Vice President, Principal Management Corporation since 2004. Senior Vice President, Principal Funds Distributor, Inc., since 2007. Second Vice President, Princor, since 2003, and prior thereto, Vice President, Principal Management Corporation and Princor.

Jill R. Brown Senior Vice President 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Second Vice President, Principal Financial Group and Senior Vice President, Principal Management Corporation and Princor, since 2006. Chief Financial Officer, Princor since 2003. Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, Principal Funds Distributor, Inc., since 2007. Prior thereto, Assistant Financial Controller, Principal Life.

Cary Fuchs Senior Vice President 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	President, Principal Funds Distributor, since 2007. Director of Mutual Fund Operations, Principal Shareholder Services, since 2005. Prior thereto, Divisional Vice President, Boston Financial Data Services.

Steve Gallaher Assistant Counsel 711 High Street Des Moines, IA 50392 1955	Second Vice President and Counsel, Principal Life since 2006. Self-Employed Writer in 2005. 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Ernie H. Gillum Vice President, Assistant Secretary 711 High Street Des Moines, IA 50392 1955	Vice President and Chief Compliance Officer, Principal Management Corporation, since 2004, and prior thereto, Vice President, Compliance and Product Development, Principal Management Corporation.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Patrick A. Kirchner Assistant Counsel 711 High Street, Des Moines, IA 50392 1960	Counsel, Principal Life.

Carolyn F. Kolks Assistant Tax Counsel 711 High Street, Des Moines, IA 50392 1962	Counsel, Principal Life, since 2003 and prior thereto, Attorney.

Sarah J. Pitts Assistant Counsel 711 High Street, Des Moines, IA 50392 1945	Counsel, Principal Life.

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958	Vice President and Controller — Mutual Funds, Principal Management Corporation.

Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951	Vice President and Senior Securities Counsel, Principal Financial Group, Inc. Senior Vice President and Counsel, Principal Management Corporation, Principal Funds Distributor, Inc., and Princor. Counsel, Principal Global.

Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corporation.
The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.
The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.
The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.
Additional information about the Fund is available in the Prospectuses dated May 1, 2007 and the Statement of Additional Information dated May 1, 2007. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.
PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852 or at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS
During the period covered by this report, the Board of Directors of Principal Variable Contracts Fund, Inc. (PVC) reviewed and approved the annual renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.
Annual Review and Renewal of Management Agreement and Subadvisory Agreements.
At its September 10, 2007 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (i) the Management Agreement with Principal Management Corporation (the “Manager”) as it relates to each of the series of PVC (each series is referred to as an “Account”), and (ii) the investment subadvisory agreements between the Manager and each of American Century Investment Management, Inc.; Alliance Bernstein Investment Research and Management; Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); T. Rowe Price Associates, Inc.; and UBS Global Asset Management (Americas), Inc. (the Subadvisers). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
At a meeting held on September 10, 2007, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On August 13, 2007 and September 9, 2007, the Independent Directors also met independently of Fund management and the directors who are interested persons of PVC with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to, the following: (i) the investment performance of each Account compared to the investment performance of a broad-based industry category determined by Morningstar and a market index, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisers’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadviser’s allocation of the benefits of economies of scale (vi) the Manager’s and each Subadviser’s record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Account.
Nature, Extent and Quality of Services
With regard to the Manager, the board considered the nature, quality and extent of services provided under the Management Agreements, including administrative services. The board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager’s personnel, the resources made available to such personnel, the Manager’s ability to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The board also considered the Manager’s program for identifying, recommending, monitoring and replacing Subadvisers. The board concluded that this due diligence process was working well. The board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.
With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser’s investment personnel, the resources made available to such personnel, and each Subadviser’s compliance with each Account’s investment policies and compliance in general. The board also considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.
Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Account were sufficient to support renewal of the Advisory Agreements.
Investment Performance
The board reviewed each Account’s investment performance over longer-terms (three and five year periods), when available, and otherwise for a short-term (one year) period, and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar (“Morningstar Category”). The board also considered whether each Account’s performance results were consistent with the Account’s investment objective and policies. As to each Account, the Manager had advised the board either that the investment services delivered by the Subadviser to the Account were reasonable or the Subadviser’s longer-term track record justified continuing the contract with more in-depth monitoring.
Based upon all relevant factors, the board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Accouont experienced underperformance, based upon the Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the board concluded that the Manager was providing effective monitoring.
The board noted that the Manager does not directly control investment performance, but rather engages the Subadvisers that manage the portfolios. The board concluded that the manager has in place an effective due diligence process to monitor performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary. Therefore, the board concluded that the manager’s performance was satisfactory with respect to investment performance.
Investment Management and Subadvisory Fees
The board considered the management fees and total expense ratios for each Account. The board received information, based on data supplied by Lipper, comparing each Account’s contractual (at current asset levels and at theoretical asset levels) and actual (after fee waivers) management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of the mutual funds in a narrow peer group identified by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fee was reasonable, the board considered a variety of factors, including the amount of the fee, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, services provided, performance and profitability. For most Accounts, management fees and expense ratios were within the third quartile or better when compared to their Expense Group or Expense Universe. For all Accounts, including those with management fees within the fourth quartile, the board concluded that, taking into account all other relevant factors including expense ratios, the management fees, with the changes the Manager proposed, were reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors. The board also considered that certain comparable Accounts have different management fees and concluded that in each case the fee was reasonable given the Account’s particular circumstances.
The board also considered each Account’s subadvisory fees. The board evaluated the subadvisory fees based upon data supplied by Lipper, which compared the contractual subadvisory fees to available information about subadvised funds in the Expense Universe (“Subadvised Expense Universe”).
For each Subadviser not affiliated with the Manager (“Unaffiliated Subadvisers”) (each Subadviser except PGI, Principal-REI, Edge, and Columbus Circle) the board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and each Subadviser and that the Manager compensates the Subadviser from its fees.
For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.
For Accounts with Affiliated Subadvisers (PGI, Principal-REI, Edge, and Columbus Circle), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
For Accounts with Affiliated Subadvisers (PGI, Principal-REI, Edge, and Columbus Circle), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.
Based upon all of the above, the board determined that the subadvisory fees for each Account were reasonable.
Profitability
The board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the applicable Advisory Agreements. The board also received information regarding the enterprise-wide profitability the Manager derives with respect to all fund services in totality and each Account individually. Given the recent acquisition of WM Advisors by Principal Financial Group, and the changes in asset size, fee structure, and expense caps related to the Accounts arising from the combination of the two fund complexes, the Manager provided projected 2007 profitability for the board’s review, as the Manager believed it better reflected current profitability. The board concluded that the profitability to the Manager from the management of each Account (including the profitability to PGI) was not unreasonable, taking into account the reasonableness of the Account’s management fees and total expenses, and given the quality of investment performance.
In concluding that each Unaffiliated Subadviser’s anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arm’s length.
Economies of Scale
The board considered whether there are economies of scale with respect to the management of each Account and whether each Account benefits from any such economies of scale through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale at current asset levels. The board noted that the management fee for the LargeCap Stock Index Account does not include breakpoints. Although its management fee schedules do not contain breakpoints, the board noted that the LargeCap Stock Index Account has a relatively low basis-point fee for initial Account assets and the board concluded that this Account does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time. For the Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and the Principal LifeTime Strategic Income Account, the board noted that the Manager agreed to establish a breakpoint for each Account for assets above $3 billion. In addition, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.
The board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Account under each Subadvisory Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale.
Other Benefits to the Manager and Subadvisers
The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PVC, including each Subadviser’s soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Account were reasonable.
Overall Conclusions
Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Account.

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2007. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.
Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2007, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Asset Allocation Account	33%
Balanced Account	35
Capital Value Account	100
Equity Growth Account	100
Equity Income Account I	65
Equity Value Account	100
Growth Account	100
LargeCap Blend Account	52
LargeCap Stock Index Account	100
LargeCap Value Account	100
MidCap Account	43
MidCap Growth Account	27
MidCap Stock Account	56
MidCap Value Account	20
Principal LifeTime 2010 Account	10%
Principal LifeTime 2020 Account	16
Principal LifeTime 2030 Account	16
Principal LifeTime 2040 Account	28
Principal LifeTime 2050 Account	27
Principal LifeTime Strategic Income Account	5
SAM Balanced Portfolio	27
SAM Conservative Balanced Portfolio	15
SAM Conservative Growth Portfolio	48
SAM Flexible Income Portfolio	6
SAM Strategic Growth Portfolio	79
SmallCap Account	27
SmallCap Value Account	50
West Coast Equity Account	100
Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2007.

	Foreign	Foreign Taxes
	Source Income	Per Share
Diversified International Account	99.7%	$0.0252
International Emerging Markets Account	100.0	0.0307
International SmallCap Account	99.4	0.0368

This report must be preceded or accompanied by a current
prospectus for the Principal Variable Contracts Fund, Inc.
Principal Financial Group, Des Moines, Iowa 50392-0001, www.principal.com
Variable life insurance policies and variable annuity contracts are issued by Principal life Insurance Company and distributed through Princor Financial Services Corporation, 800-247- 4123, member SIPC. Principal Variable Contracts Fund, Inc. is distributed by Principal Funds Distributor, Inc. Principal Life, Principal Funds Distributor, Inc., and Princor are members of the Principal Financial Group®, Des Moines, IA 50392.
MM 1290-13  |  ©2008 Principal Financial Services, Inc.  |  02/2008  |  #1072022010

ITEM 2 – CODE OF ETHICS
(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(e) Not applicable.
(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Mark Grimmett, a member of the Registrant’s Audit and Nominating Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
     December 31, 2006 — $117,909
     December 31, 2007 — $230,839
(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).
Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
     December 31, 2006 — $41,774
     December 31, 2007 — $124,015
Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) All Other Fees. Ernst & Young performed a review of the process and methodology used to allocate expenses amongst funds in the Principal Fund complex.
     December 31, 2006 — None
     December 31, 2007 — $2,850

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:
Policy on Auditor Independence
The purpose of this policy is to ensure the independence of the Principal Funds’ primary independent auditor. This policy is established by the Audit and Nominating Committee (the “Committee”) of the Board of Directors of Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the “Funds”) effective for all engagements of the primary independent auditor.
1.	Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:
•	Services that are subject to audit procedure during a financial statement audit;

•	Services where the auditor would act on behalf of management;

•	Services where the auditor is an advocate to the client’s position in an adversarial proceeding;

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit;

•	Tax planning services related to listed, confidential and aggressive transactions;

•	Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
2.	(A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Committee in advance in accordance with the following procedure:
Each quarter, Management will present to the Committee for pre-approval, a detailed description as to each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Committee and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.
Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Committee will consider whether the services are compatible with the maintenance of such auditor’s independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality.
3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5.	The Committee shall ensure that the lead and concurring partners of the Funds’ primary independent auditor are rotated at least every five years and subject upon rotation to a five year “time out” period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year “time out” period.

6.	The Funds or Principal Management Corporation may not hire or promote any former partner, principal, shareholder or professional employee (“Former Employee”) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds’ most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.	The phrase “financial reporting oversight role” means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.
(Adopted by the Board of Directors of the Principal Funds on March 12, 2007).
(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) All work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.
(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant’s last two fiscal years were as follows.
     December 31, 2006 — $41,774
     December 31, 2007 — $126,865
(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
None
ITEM 11 – CONTROLS AND PROCEDURES
a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Fund, Inc.

By	/s/ Ralph C. Eucher

Ralph C. Eucher, President and CEO

Date	2/18/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ralph C. Eucher

Ralph C. Eucher, President and CEO

Date	2/18/2008

By	/s/ Michael J. Beer

Michael J. Beer, Executive Vice President and Chief Financial Officer

Date	2/18/2008